UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/15

Date of reporting period: 02/28/15

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the period ended February 28, 2015 are filed herewith.

GMO Trust

Annual Report

February 28, 2015

Asset Allocation Bond Fund

Benchmark-Free Bond Fund

Core Plus Bond Fund

Currency Hedged International Bond Fund

Debt Opportunities Fund

Emerging Country Debt Fund

Global Bond Fund

International Bond Fund

U.S. Treasury Fund

World Opportunity Overlay Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q maybe reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or private placement memorandum, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com and the private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus or private placement memorandum regarding specific principal risks for each Fund. General risks may include: market risk-fixed income investments, management and operational risk, market risk-asset backed securities, credit risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned +11.92% for the fiscal year ended February 28, 2015, as compared with +0.03% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the period by 11.89%. The Fund’s positions in developed market currencies were responsible for a majority of these gains, particularly the underweight positions in euros and yen. These positions were implemented using both currency forwards and options. Positioning in U.S., Australian, and Mexican rates markets also contributed positively, while Euro-area, Japanese, and U.K. rates positions detracted. These rates positions were implemented primarily using interest rate swaps and options on interest rate swaps. The Fund also benefited from being long U.S. Treasury Inflation Protected Securities (TIPS) in the first half of the fiscal year.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 18, 2009 to March 27, 2009, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

3

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	57.9%
Short-Term Investments	28.6
Futures Contracts	0.1
Options Purchased	10.9
Mutual Funds	4.0
Swap Contracts	1.5
Written Options	(3.5)
Forward Currency Contracts	0.9
Other	(0.4)

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

4

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 57.9%

		Bank Loans — 1.3%
	36,800,000	Burger King Corp., 2014 Term Loan B, 4.50%, due 09/24/21	36,984,000
	28,100,000	Level 3 Financing Inc., Incremental Term Loan B5, 4.50%, due 01/31/22	28,240,500

		Total Bank Loans	65,224,500

		Corporate Debt — 0.8%
	27,900,000	Apple, Inc., 3.45%, due 02/09/45	26,300,493
	11,517,000	Microsoft Corp., 4.00%, due 02/12/55	11,427,973

		Total Corporate Debt	37,728,466

		U.S. Government — 55.8%
	119,729,900	U.S. Treasury Bond, 2.75%, due 11/15/42	123,181,474
	115,120,600	U.S. Treasury Bond, 3.13%, due 02/15/42	127,370,123
	494,738,800	U.S. Treasury Bond, 3.13%, due 11/15/41	548,000,400
	91,195,300	U.S. Treasury Bond, 3.63%, due 02/15/44	110,403,310
	1,800,120,795	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a) (b)	1,827,684,245
	20,674,500	U.S. Treasury Strip Principal, due 02/15/42	10,113,490
	1,619,100	U.S. Treasury Strip Principal, due 11/15/42	771,433
	30,153,700	U.S. Treasury Strip Principal, due 02/15/44	13,968,430
	138,124,800	U.S. Treasury Strip Principal, due 11/15/41	68,024,392

		Total U.S. Government	2,829,517,297

		TOTAL DEBT OBLIGATIONS (COST $2,977,102,065)	2,932,470,263

		MUTUAL FUNDS — 4.0%

		United States — 4.0%
		Affiliated Issuers — 4.0%
	8,208,001	GMO U.S. Treasury Fund	205,200,022

		TOTAL MUTUAL FUNDS (COST $205,200,022)	205,200,022

		OPTIONS PURCHASED — 10.9%

		Currency Options — 4.7%
EUR	39,320,000	EUR Call/USD Put, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	—
EUR	39,320,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	5,140,775
EUR	59,210,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.19, (OTC) (CP-GS)	3,983,621

Principal Amount		Description	Value ($)
		Currency Options — continued
EUR	59,935,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	170,694
EUR	59,935,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	1,976,293
EUR	99,713,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	756,650
EUR	99,713,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	3,004,395
EUR	926,000	EUR Call/ USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-GS)	8,450
EUR	487,756,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	4,450,644
EUR	487,756,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	24,777,654
EUR	926,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-GS)	47,040
EUR	121,123,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	1,311,918
EUR	121,123,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	5,697,673
EUR	457,990,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	5,655,077
EUR	29,984,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	388,047
EUR	29,984,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	1,375,362
EUR	812,506,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	18,348,362
EUR	403,226,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	9,912,623
EUR	203,552,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	3,186,711
EUR	334,176,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	5,249,646
EUR	239,312,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	6,978,924
EUR	239,312,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	12,457,887
EUR	99,942,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	2,602,519
EUR	99,942,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	5,632,939
EUR	99,615,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	2,695,446
EUR	99,615,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	5,598,345
EUR	19,942,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	6,583,249
EUR	4,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-JPM)	1,320

See accompanying notes to the financial statements.	5

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Currency Options — continued
EUR	5,955,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	1,965,863
EUR	13,896,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	4,587,345
EUR	19,900,000	EUR Put/USD Call, One Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	6,513,711
EUR	232,470,247	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	26,567,136
EUR	69,813,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-DB)	7,953,752
EUR	62,090,000	EUR Put/USD Call, Expires 12/20/17, Strike 1.24, (OTC) (CP-JPM)	7,047,472
GBP	132,152,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	7,276,887
GBP	132,152,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	2,603,537
GBP	263,658,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	1,866,725
GBP	53,927,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	1,929,274
GBP	26,963,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	928,528
GBP	53,927,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	2,008,449
GBP	26,963,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	1,032,721
GBP	233,100,000	GBP Put/USD Call, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	12,455,157
GBP	113,220,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	3,751,795
GBP	113,220,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	6,934,284
USD	90,609,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	1,676,085
USD	90,609,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	1,548,780
USD	54,366,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	2,298,268
USD	54,366,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	1,813,052

		Total Currency Options	240,751,085

		Options on Interest Rate Swaps — 4.2%
EUR	34,904,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 34,904,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.24%, maturing on 3/24/45. (OTC) (CP-GS)	706,232

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	14,874,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 14,874,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.25%, maturing on 03/24/45. (OTC) (CP-GS)	328,684
EUR	34,904,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 34,904,000 EUR in which it will pay a rate of 1.24% and will receive 6 month EURIBOR, maturing on 03/24/45. (OTC) (CP-GS)	625,066
EUR	14,874,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 14,874,000 EUR in which it will pay a rate of 1.25% and will receive 6 month EURIBOR, maturing on 03/24/45. (OTC) (CP-GS)	242,864
EUR	79,886,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 79,886,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.28%, maturing on 11/24/45. (OTC) (CP-MSCI)	5,593,803
EUR	79,886,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 79,886,000 EUR in which it will pay a rate of 1.28% and will receive 6 month EURIBOR, maturing on 11/24/45. (OTC) (CP-MSCI)	5,098,190
EUR	68,363,000	EUR Swaption Call, Expires 11/24/15, Strike 1.31, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 68,363,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.31%, maturing on 11/26/45. (OTC) (CP-MSCI)	5,042,452
EUR	68,363,000	EUR Swaption Put, Expires 11/24/15, Strike 1.31, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 68,363,000 EUR in which it will pay a rate of 1.31% and will receive 6 month EURIBOR, maturing on 11/26/45. (OTC) (CP-MSCI)	4,195,502

6	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	7,562,500,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	27,664,948
EUR	198,317,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 198,317,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.56%, maturing on 02/24/46. (OTC) (CP-GS)	11,049,507
EUR	198,317,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 198,317,000 EUR in which it will pay a rate of 1.56% and will receive 6 month EURIBOR, maturing on 02/24/46. (OTC) (CP-GS)	10,731,486
EUR	247,417,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 247,417,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 06/03/46. (OTC) (CP-GS)	5,801,577
EUR	248,033,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 248,033,000 EUR in which it will pay a rate of 1.99% and will receive 6 month EURIBOR, maturing on 07/11/46. (OTC) (CP-GS)	5,476,008
EUR	224,527,000	EUR Swaption Put, Expires 09/01/16, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 224,527,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 09/05/46. (OTC) (CP-GS)	4,781,169
EUR	250,613,000	EUR Swaption Put, Expires 09/01/16, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 250,613,000 EUR in which it will pay a rate of 1.95% and will receive 6 month EURIBOR, maturing on 09/05/46. (OTC) (CP-GS)	6,318,505

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	98,208,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 98,208,000 EUR in which it will pay a rate of 1.90% and will receive 6 month EURIBOR, maturing on 10/17/46. (OTC) (CP-GS)	2,780,242
EUR	246,230,000	EUR Swaption Put, Expires 12/16/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 246,230,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 12/22/46. (OTC) (CP-GS)	7,012,588
EUR	243,705,000	EUR Swaption Put, Expires 02/01/17, Strike 2.03, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 243,705,000 EUR in which it will pay a rate of 2.03% and will receive 6 month EURIBOR, maturing on 02/03/47. (OTC) (CP-GS)	6,225,064
EUR	186,688,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 02/22/47. (OTC) (CP-MSCI)	6,746,435
EUR	186,013,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,013,000 EUR in which it will pay a rate of 1.88% and will receive 6 month EURIBOR, maturing on 03/03/47. (OTC) (CP-GS)	5,961,017
EUR	186,688,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 05/24/47. (OTC) (CP-MSCI)	7,199,359
EUR	318,079,000	EUR Swaption Put, Expires 05/22/17, Strike 1.85, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 318,079,000 EUR in which it will pay a rate of 1.85% and will receive 6 month EURIBOR, maturing on 05/24/47. (OTC) (CP-GS)	11,096,983

See accompanying notes to the financial statements.	7

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	252,602,000	EUR Swaption Put, Expires 07/24/17, Strike 1.80, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 252,602,000 EUR in which it will pay a rate of 1.8% and will receive 6 month EURIBOR, maturing on 07/26/47. (OTC) (CP-GS)	9,663,787
EUR	186,688,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 08/23/47. (OTC) (CP-MSCI)	7,642,673
EUR	186,688,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 11/22/47. (OTC) (CP-MSCI)	8,007,226
GBP	174,688,000	GBP Swaption Put, Expires 01/27/17, Strike 2.53, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 174,688,000 GBP in which it will pay a rate of 2.53% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	8,233,703
GBP	92,879,000	GBP Swaption Put, Expires 02/09/17, Strike 2.61, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 92,879,000 GBP in which it will pay a rate of 2.61% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-MSCI)	3,949,857
GBP	178,503,000	GBP Swaption Put, Expires 02/17/17, Strike 2.81, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 178,503,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	5,821,945
GBP	69,527,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 69,527,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	2,826,888

Principal Amount / Number of Contracts		Description	Value ($)
		Options on Interest Rate Swaps — continued
GBP	158,282,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 158,282,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	4,670,036
GBP	85,448,000	GBP Swaption Put, Expires 04/10/17, Strike 2.58, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 85,448,000 GBP in which it will pay a rate of 2.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	3,885,409
GBP	74,034,000	GBP Swaption Put, Expires 05/12/17, Strike 2.81, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 74,034,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	3,923,374
GBP	176,159,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 176,159,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	5,316,881
GBP	74,343,000	GBP Swaption Put, Expires 08/10/17, Strike 3.00, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 74,343,000 GBP in which it will pay a rate of 3% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	3,274,631
GBP	111,514,000	GBP Swaption Put, Expires 08/10/17, Strike 2.68, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 111,514,000 GBP in which it will pay a rate of 2.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	4,800,537

		Total Options on Interest Rate Swaps	212,694,628

		Quanto Options — 2.0%
	4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 08/02/19, Strike 3,000 (c)	2,248,303
	4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 12/20/19, Strike 3,000 (c)	2,292,380
	4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 02/14/20, Strike 3,000 (c)	2,305,113

8	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Number of Contracts	Description	Value ($)
	Quanto Options — continued
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 01/03/20, Strike 3,000 (c)	2,296,206
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 07/26/19, Strike 3,000 (c)	2,244,428
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 01/31/20, Strike 3,000 (c)	2,301,271
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 09/13/19, Strike 3,000 (c)	2,265,564
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 09/27/19, Strike 3,000 (c)	2,266,794
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 08/30/19, Strike 3,000 (c)	2,258,491
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 12/06/19, Strike 3,000 (c)	2,284,020
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 08/23/19, Strike 3,000 (c)	2,254,880
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 11/29/19, Strike 3,000 (c)	2,282,886
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 11/22/19, Strike 3,000 (c)	2,282,273
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 01/24/20, Strike 3,000 (c)	2,305,688
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 05/15/20, Strike 3,000 (c)	2,271,139
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 02/07/20, Strike 3,000 (c)	2,302,797
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 04/24/20, Strike 3,000 (c)	2,319,852
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 11/01/19, Strike 3,000 (c)	2,281,069
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 04/17/20, Strike 3,000 (c)	2,320,249
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 01/17/20, Strike 3,000 (c)	2,281,409
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 03/20/20, Strike 3,000 (c)	2,320,841
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 08/09/19, Strike 3,000 (c)	2,250,789
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 04/09/20, Strike 3,000 (c)	2,325,077
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 01/10/20, Strike 3,000 (c)	2,298,417
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 12/27/19, Strike 3,000 (c)	2,292,874
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 05/08/20, Strike 3,000 (c)	2,283,441
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 10/25/19, Strike 3,000 (c)	2,278,115
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 09/20/19, Strike 3,000 (c)	2,268,871
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 11/08/19, Strike 3,000 (c)	2,281,402

Number of Contracts / Shares / Par Value ($)	Description	Value ($)
	Quanto Options — continued
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 10/04/19, Strike 3,000 (c)	2,268,568
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 09/06/19, Strike 3,000 (c)	2,262,024
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 03/06/20, Strike 3,000 (c)	2,313,971
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 04/30/20, Strike 3,000 (c)	2,305,173
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 03/13/20, Strike 3,000 (c)	2,317,688
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 07/19/19, Strike 3,000 (c)	2,240,547
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 03/27/20, Strike 3,000 (c)	2,319,412
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 11/15/19, Strike 3,000 (c)	2,281,409
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 08/16/19, Strike 3,000 (c)	2,253,653
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 12/13/19, Strike 3,000 (c)	2,287,595
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 04/03/20, Strike 3,000 (c)	2,322,484
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 10/11/19, Strike 3,000 (c)	2,271,512
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 02/21/20, Strike 3,000 (c)	2,307,964
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 02/28/20, Strike 3,000 (c)	2,311,218
4,050	Euro STOXX 50, (OTC)(CP-GS), Expires 10/18/19, Strike 3,000 (c)	2,274,701

	Total Quanto Options	100,602,558

	TOTAL OPTIONS PURCHASED (COST $607,860,379)	554,048,271

	SHORT-TERM INVESTMENTS — 28.6%

	Money Market Funds — 0.2%
8,450,918	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (d)	8,450,918

	U.S. Government — 28.4%
50,000,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (e)	49,999,350
105,600,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (e)	105,598,627
15,275,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (e)	15,274,801
87,725,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (e)	87,723,070
93,675,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (e)	93,672,190
10,000,000	U.S. Treasury Bill, 0.02%, due 03/26/15 (e)	9,999,880
14,300,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (e)	14,299,528
339,500,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (e)	339,489,136
66,700,000	U.S. Treasury Bill, 0.02%, due 06/11/15 (e)	66,695,798

See accompanying notes to the financial statements.	9

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	U.S. Government — continued
323,800,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (b) (e)	323,775,067
97,300,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (e)	97,291,438
23,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (e)	22,995,653
25,000,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (e)	24,995,100
25,000,000	U.S. Treasury Note, 0.25%, due 07/31/15	25,015,625
25,000,000	U.S. Treasury Note, 0.25%, due 10/15/15	25,017,575
45,000,000	U.S. Treasury Note, 0.38%, due 06/30/15	45,051,073
75,000,000	U.S. Treasury Note, 1.25%, due 09/30/15	75,474,600
20,000,000	U.S. Treasury Note, 1.88%, due 06/30/15	20,114,060

	Total U.S. Government	1,442,482,571

	TOTAL SHORT-TERM INVESTMENTS (COST $1,450,867,919)	1,450,933,489

	TOTAL INVESTMENTS — 101.4% (Cost $5,241,030,385)	5,142,652,045
	Other Assets and Liabilities (net) — (1.4%)	(68,545,595)

	TOTAL NET ASSETS — 100.0%	$5,074,106,450

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	332,382,500	USD	115,490,792	$(1,596,834)
03/03/2015	GS	BRL	1,013,919,500	USD	352,534,270	(4,636,844)
02/17/2016	GS	CHF	459,043,141	USD	500,111,489	10,418,978
04/21/2015	BCLY	EUR	75,320,535	USD	86,044,296	1,708,470
04/21/2015	BOA	EUR	197,261,757	USD	224,441,007	3,568,529
04/21/2015	GS	EUR	147,901,349	USD	168,586,414	2,982,407
04/21/2015	MSCI	EUR	76,461,756	USD	87,372,543	1,758,900
07/31/2015	GS	EUR	228,639,000	USD	259,871,087	3,469,259
07/31/2015	JPM	EUR	210,472,000	USD	241,018,191	4,989,317
10/23/2015	JPM	EUR	367,252,000	USD	418,950,064	6,401,862
10/26/2015	JPM	EUR	181,853,000	USD	207,041,459	2,745,184
10/30/2015	JPM	EUR	166,301,000	USD	190,710,661	3,868,833
11/02/2015	JPM	EUR	153,113,000	USD	174,346,711	2,310,144
11/16/2015	JPM	EUR	923,529,000	USD	1,065,475,407	27,476,937
03/23/2015	BCLY	GBP	97,651,613	USD	147,467,119	(3,271,437)
03/23/2015	BOA	GBP	48,097,063	USD	72,700,394	(1,543,969)
03/23/2015	GS	GBP	126,557,622	USD	191,041,368	(4,317,547)
07/13/2015	JPM	GBP	56,849,000	USD	85,569,968	(2,121,655)
04/24/2015	BCLY	JPY	18,799,919,021	USD	158,211,188	944,145
04/24/2015	BOA	JPY	38,169,532,558	USD	321,055,219	1,755,465
04/24/2015	GS	JPY	18,989,817,193	USD	159,754,455	898,856
05/14/2015	BCLY	KRW	436,186,363,000	USD	400,112,243	3,831,365
04/09/2015	BCLY	SEK	1,184,147,200	USD	149,130,353	7,043,589
04/09/2015	GS	SEK	942,875,122	USD	113,378,409	242,073
03/03/2015	BCLY	USD	115,482,767	BRL	332,382,500	1,604,860
03/03/2015	GS	USD	361,200,477	BRL	1,013,919,500	(4,029,361)
03/23/2015	GS	USD	490,607,574	GBP	319,110,283	1,982,580
04/02/2015	BCLY	USD	114,378,011	BRL	332,382,500	1,643,648
04/02/2015	GS	USD	132,077,838	BRL	383,678,500	1,849,237
04/21/2015	BCLY	USD	3,896,127	EUR	3,410,550	(77,360)
04/21/2015	BOA	USD	3,956,198	EUR	3,462,225	(79,571)
04/21/2015	GS	USD	205,542,619	EUR	183,387,000	(205,601)
04/21/2015	MSCI	USD	3,956,271	EUR	3,462,225	(79,644)
05/14/2015	BCLY	USD	426,482,867	INR	26,638,338,000	(2,508,045)
05/14/2015	BCLY	USD	243,718,740	KRW	270,697,404,000	2,213,306
07/13/2015	JPM	USD	183,532,665	GBP	122,037,000	4,713,787
07/31/2015	JPM	USD	239,515,031	EUR	210,472,000	(3,486,158)
10/23/2015	JPM	USD	427,260,977	EUR	367,252,000	(14,712,775)
10/26/2015	JPM	USD	212,386,119	EUR	181,853,000	(8,089,844)
10/30/2015	JPM	USD	105,340,439	EUR	92,412,000	(1,514,082)
11/02/2015	JPM	USD	174,030,379	EUR	153,113,000	(1,993,813)

						$46,157,191

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
5,798	U.S. Ultra Bond	June 2015	$975,694,688	$5,914,865

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

10	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	54,950,000	03/19/2015	EUR Call/USD Put, Strike 1.27 (OTC) (CP-GS)	$434,774	$(1,414)
Call	EUR	19,942,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21 (OTC) (CP-DB)	6,786,363	(5,467,444)
Call	EUR	4,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21 (OTC) (CP-JPM)	1,369	(1,097)
Call	EUR	13,896,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	4,949,647	(5,092,730)
Call	EUR	5,955,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	2,064,094	(2,182,442)
Call	EUR	19,900,000	03/31/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	7,406,702	(7,794,184)
Call	EUR	159,551,431	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	11,482,860	(3,885,876)
Call	EUR	47,798,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-DB)	3,549,480	(1,218,358)
Call	EUR	40,890,000	12/20/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	2,912,766	(1,085,059)
Call	GBP	263,658,000	07/09/2015	GBP Call/USD Put, Strike 1.57 (OTC) (CP-JPM)	3,472,724	(4,952,153)

					$43,060,779	$(31,680,757)

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	79,886,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 79,886,000 EUR in which it will pay a rate of 0.813% and will receive 6 month EURIBOR, maturing on 11/24/25. (OTC) (CP-MSCI)	$1,727,220	$(1,791,415)
EUR	79,886,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 79,866,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 0.813%, maturing on 11/24/25. (OTC) (CP-MSCI)	1,727,220	(1,554,783)
EUR	7,562,500,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	2,680,275	(4,155,243)
EUR	247,417,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 247,417,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 06/03/46. (OTC) (CP-GS)	7,308,893	(4,678,307)
EUR	248,033,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 248,033,000 EUR in which it will pay a rate of 0.99% and will receive 6 month EURIBOR, maturing on 07/11/46. (OTC) (CP-GS)	6,618,848	(5,372,478)
EUR	250,613,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 0.949, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 250,613,000 EUR in which it will pay a rate of 0.949% and will receive 6 month EURIBOR, maturing on 09/05/46. (OTC) (CP-GS)	4,440,092	(5,458,089)
EUR	224,527,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 1.05, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 224,527,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 09/05/46. (OTC) (CP-GS)	3,876,102	(5,629,915)
EUR	98,208,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 98,208,000 EUR in which it will pay a rate of 1.13% and will receive 6 month EURIBOR, maturing on 10/17/46. (OTC) (CP-GS)	1,959,782	(2,821,564)

See accompanying notes to the financial statements.	11

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps (continued)

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	246,230,000	12/16/2016	EUR Swaption Call, Expires 12/16/2016, Strike 0.93, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 246,230,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 09/05/46. (OTC) (CP-GS)	$6,418,083	$(5,595,191)
EUR	243,705,000	02/01/2017	EUR Swaption Call, Expires 02/01/2017, Strike 1.03, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 243,705,000 EUR in which it will pay a rate of 1.03% and will receive 6 month EURIBOR, maturing on 02/03/47. (OTC) (CP-GS)	7,961,509	(6,518,781)
EUR	186,688,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 02/22/47. (OTC) (CP-MSCI)	6,128,537	(6,700,265)
EUR	200,016,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 200,016,000 EUR in which it will pay a rate of 1.38% and will receive 6 month EURIBOR, maturing on 03/03/47. (OTC) (CP-GS)	8,159,625	(8,414,140)
EUR	186,688,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 05/24/47. (OTC) (CP-MSCI)	6,490,291	(7,119,136)
EUR	318,079,000	05/22/2017	EUR Swaption Call, Expires 05/22/2017, Strike 1.15, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 318,079,000 EUR in which it will pay a rate of 1.15% and will receive 6 month EURIBOR, maturing on 05/24/47. (OTC) (CP-GS)	7,558,684	(10,649,559)
EUR	252,602,000	07/24/2017	EUR Swaption Call, Expires 07/24/2017, Strike 1.11, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 252,602,000 EUR in which it will pay a rate of 1.11% and will receive 6 month EURIBOR, maturing on 07/26/47. (OTC) (CP-GS)	6,488,082	(8,353,026)
EUR	186,688,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 08/23/47. (OTC) (CP-MSCI)	6,958,443	(7,502,283)
EUR	186,688,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 186,688,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 11/22/47. (OTC) (CP-MSCI)	7,320,197	(7,853,257)
GBP	174,688,000	01/27/2017	GBP Swaption Call, Expires 01/27/2017, Strike 1.525, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 174,688,000 GBP in which it will pay a rate of 1.525% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	7,730,388	(4,429,425)
GBP	92,879,000	02/09/2017	GBP Swaption Call, Expires 02/09/2017, Strike 1.612, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 92,879,000 GBP in which it will pay a rate of 1.612% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-MSCI)	3,886,559	(2,634,385)
GBP	178,503,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.81, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 178,503,000 GBP in which it will pay a rate of 1.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	9,608,265	(6,319,646)

12	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps (continued)

Principal Amount		Expiration Date	Description	Premiums	Market Value
GBP	69,527,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 69,527,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	$3,800,982	$(3,708,573)
GBP	158,282,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 158,282,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	8,395,545	(6,273,796)
GBP	85,448,000	04/10/2017	GBP Swaption Call, Expires 04/10/2017, Strike 1.58, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 85,448,000 GBP in which it will pay a rate of 1.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	4,398,419	(2,477,306)
GBP	74,034,000	05/12/2017	GBP Swaption Call, Expires 05/12/2017, Strike 1.805, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 74,034,000 GBP in which it will pay a rate of 1.805% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	4,527,613	(3,619,800)
GBP	176,159,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 176,159,000 GBP in which it will pay a rate of 1.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	9,806,793	(7,484,156)
GBP	74,343,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.497, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 74,343,000 GBP in which it will pay a rate of 1.497% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	3,470,808	(2,807,499)
GBP	111,514,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.68, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 111,514,000 GBP in which it will pay a rate of 1.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	5,495,421	(4,013,245)

				$154,942,676	$(143,935,263)

Swap Contracts

Correlation Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation/ (Depreciation)
585,463	USD	7/19/2019	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of -30% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (c)	$ 798,079
231,990	USD	1/6/2020	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of -40% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (c)	2,365,112

$3,163,191

			Premiums to (Pay) Receive	$ —

See accompanying notes to the financial statements.	13

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
7,271,578,000	JPY	1/19/2016	1/19/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$36,279
7,271,578,000	JPY	1/22/2016	1/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	35,939
7,271,578,000	JPY	1/25/2016	1/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	36,165
7,271,578,000	JPY	1/26/2016	1/26/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	36,118
7,271,578,000	JPY	1/28/2016	1/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	35,809
7,271,578,000	JPY	2/1/2016	2/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	35,274
7,271,578,000	JPY	2/2/2016	2/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	35,607
7,271,578,000	JPY	2/5/2016	2/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	35,491
7,271,578,000	JPY	2/8/2016	2/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	36,008
7,271,578,000	JPY	2/9/2016	2/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	36,099
12,487,890,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	114,323
12,487,890,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	114,370
12,487,890,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	113,433
12,487,890,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	113,941
12,487,890,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	113,124
7,568,420,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	87,105
7,568,420,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	87,165
7,568,420,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	86,817
7,568,420,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	86,836
7,568,420,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	86,724
11,430,840,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,922
11,430,840,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,129
11,430,840,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,953
11,430,840,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	90,704
11,430,840,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,689
9,525,700,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	114,985
9,525,700,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	115,090
9,525,700,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	115,268
9,525,700,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	115,788
9,525,700,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	115,218
9,525,700,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99,468
9,525,700,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99,545
9,525,700,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99,553
9,525,700,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99,701
9,525,700,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99,145
11,430,840,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,238
11,430,840,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,447
11,430,840,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,452
11,430,840,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,746
11,430,840,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	89,109
7,568,420,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,277
7,568,420,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,144
7,568,420,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,361

14	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
7,568,420,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$81,893
7,568,420,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	81,475
7,547,000,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	50,630
12,487,890,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	106,053
12,487,890,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	106,092
12,487,890,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	105,363
12,487,890,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	104,988
7,547,000,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	49,851
12,487,890,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	104,992
7,547,000,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	49,859
7,547,000,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	49,799
7,547,000,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	49,044
6,707,890,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,912)
6,707,890,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,911)
6,707,890,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,741)
6,707,890,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,006)
6,707,890,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,884)
6,707,890,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,762)
6,707,890,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,729)
6,707,890,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,066)
6,707,890,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,939)
6,707,890,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,926)
3,968,635,800	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,700)
3,968,635,800	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,800)
3,968,635,800	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,619)
3,968,635,800	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,720)
3,968,635,800	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,518)
3,968,635,800	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,619)
3,968,635,800	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,764)
3,968,635,800	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,863)
3,968,635,800	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,597)
3,968,635,800	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,694)
3,968,635,800	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,626)
3,968,635,800	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,726)
36,243,756,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(78,190)
3,968,635,800	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,510)
3,968,635,800	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,612)
3,968,635,800	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,493)
3,968,635,800	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,589)
3,968,635,800	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,473)
3,968,635,800	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,572)
3,968,635,800	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,493)
3,968,635,800	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(7,594)
7,249,460,800	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,528)

See accompanying notes to the financial statements.	15

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
7,249,460,800	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(53,312)
7,249,460,800	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,267)
7,249,460,800	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,223)
7,249,460,800	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,359)
7,249,460,800	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,202)
7,249,460,800	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,263)
7,249,460,800	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,325)
7,249,460,800	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(52,983)
7,249,460,800	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,036)
7,427,977,600	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(63,558)
7,427,977,600	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(63,656)
7,427,977,600	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(62,945)
7,427,977,600	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(63,041)
7,427,977,600	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(62,582)
9,292,189,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,641)
9,292,189,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,894)
9,292,189,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,429)
9,292,189,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,386)
9,292,189,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,343)
9,292,189,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(120,597)
9,071,435,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(166,285)
9,071,435,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(166,244)
9,071,435,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(166,172)
9,071,435,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(166,713)
9,071,435,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(166,363)
9,071,435,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(166,751)
7,329,805,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(160,841)
7,329,805,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(161,478)
7,329,805,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(161,323)
7,329,805,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(161,418)
7,329,805,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(161,770)
7,329,805,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(162,151)
1,592,560,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(708,919)
7,329,805,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(162,067)
7,329,805,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(162,162)
7,329,805,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(162,802)
7,329,805,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(162,446)
8,155,453,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(150,776)
8,155,453,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(150,881)
8,155,453,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(151,369)
8,155,453,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(151,373)
8,155,453,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(151,972)
8,155,453,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152,078)
8,155,453,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(153,008)

16	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
8,155,453,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(152,409)
8,155,453,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(104,749)
8,155,453,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(105,348)
8,155,453,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(105,575)
8,155,453,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(105,887)
8,155,453,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(106,204)
8,155,453,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(106,307)
8,155,453,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(106,810)
7,779,795,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,106)
7,779,795,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,482)
7,779,795,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,711)
7,779,795,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(29,247)
7,779,795,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(29,543)
7,779,795,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(29,652)
7,779,795,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(30,999)
7,779,795,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(31,413)
1,070,356,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	2,468,244
649,528,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	3,178,294
531,239,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,505,142
643,151,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,441,190
321,445,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,438,222
814,773,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	4,140,727
300,338,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,295,154

							$14,637,549

					Premiums to (Pay) Receive		$—

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.62)% to (0.81)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.34)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
124,527,000	GBP	1/13/2020	GS	Receive	2.72%	U.K. Retail Price Index	$(782,086)
237,839,000	GBP	1/14/2020	GS	Receive	2.76%	U.K. Retail Price Index	(2,206,266)
41,217,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	32,801
124,527,000	GBP	1/13/2025	GS	(Pay)	2.93%	U.K. Retail Price Index	409,279
237,839,000	GBP	1/14/2025	GS	(Pay)	2.94%	U.K. Retail Price Index	1,078,082
41,217,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(136,620)

							$(1,604,810)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

See accompanying notes to the financial statements.	17

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,258,100,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA	$4,052,949
615,855,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA	1,171,743
77,282,000	USD	1/22/2020	CSS (f)	(Pay)	1.46%	3 Month USD LIBOR	634,866
1,182,921,000	DKK	2/25/2020	CSS (f)	Receive	0.39%	6 Month DKK CIBOR	211,862
1,178,259,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(364,327)
1,177,219,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(407,824)
1,170,523,000	DKK	3/2/2020	CSS (f)	Receive	0.33%	6 Month DKK CIBOR	(379,125)
1,179,943,000	DKK	3/2/2020	CSS (f)	Receive	0.34%	6 Month DKK CIBOR	(228,462)
259,257,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA	1,069,850
186,788,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA	874,302
357,491,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA	1,176,624
361,616,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA	(1,127,537)
178,674,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA	918,596
158,858,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA	(672,912)
47,453,000,000	JPY	10/3/2024	BCI (f)	(Pay)	0.66%	6 Month JPY LIBOR	(6,745,034)
173,855,000,000	JPY	10/6/2024	CSS (f)	(Pay)	0.66%	6 Month JPY LIBOR	(24,961,952)
44,725,000,000	JPY	10/7/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	(6,260,963)
671,100,000	MXN	10/9/2024	BCI (f)	Receive	6.10%	TIIE	928,059
47,568,000,000	JPY	10/9/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	(6,612,979)
1,678,900,000	MXN	10/11/2024	BCI (f)	Receive	6.18%	TIIE	3,075,497
1,332,000,000	MXN	10/16/2024	BCI (f)	Receive	6.03%	TIIE	1,352,780
666,100,000	MXN	10/17/2024	BCI (f)	Receive	6.05%	TIIE	746,730
665,100,000	MXN	10/18/2024	BCI (f)	Receive	6.08%	TIIE	851,687
1,080,100,000	MXN	10/18/2024	BCI (f)	Receive	6.12%	TIIE	1,614,134
330,200,000	MXN	10/24/2024	BCI (f)	Receive	6.17%	TIIE	579,892
1,321,200,000	MXN	10/25/2024	BCI (f)	Receive	6.19%	TIIE	2,460,959
1,116,700,000	MXN	10/28/2024	BCI (f)	Receive	6.13%	TIIE	1,718,687
214,000,000	MXN	10/30/2024	BCI (f)	Receive	6.19%	TIIE	397,844
117,200,000	AUD	11/6/2024	BCI (f)	Receive	4.35%	6 Month AUD BBSW	4,404,162
322,400,000	AUD	11/7/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	11,733,183
1,920,000,000	JPY	11/7/2024	CSS (f)	Receive	0.60%	6 Month JPY LIBOR	182,755
537,100,000	AUD	11/11/2024	BCI (f)	Receive	4.33%	6 Month AUD BBSW	19,923,242
276,000,000	AUD	11/13/2024	CSS (f)	Receive	4.31%	6 Month AUD BBSW	9,987,983
4,670,000,000	JPY	11/13/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	(635,500)
527,300,000	MXN	11/20/2024	BCI (f)	Receive	6.00%	TIIE	431,402
7,048,300,000	JPY	11/25/2024	CSS (f)	(Pay)	0.62%	6 Month JPY LIBOR	(769,243)
568,750,000	MXN	11/28/2024	BCI (f)	Receive	6.27%	TIIE	1,276,765
27,600,000	AUD	12/3/2024	BCI (f)	Receive	4.11%	6 Month AUD BBSW	806,615
205,851,000	GBP	12/9/2024	BCI (f)	(Pay)	2.09%	SONIA Index	(2,290,089)
9,111,500,000	JPY	12/10/2024	CSS (f)	(Pay)	0.60%	6 Month JPY LIBOR	(816,330)
204,693,000	USD	12/15/2024	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	(3,964,038)
76,212,000	NZD	12/16/2024	BCI (f)	Receive	4.23%	3 Month NZD Bank Bill Rate	2,181,454
38,114,000	NZD	12/18/2024	BCI (f)	Receive	4.20%	3 Month NZD Bank Bill Rate	1,025,092
103,120,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	2,397,957

18	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
58,730,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	$1,345,008
2,437,900,000	JPY	11/27/2024	CSS (f)	(Pay)	0.61%	6 Month JPY LIBOR	(246,763)
66,353,000	NZD	1/8/2025	BCI (f)	Receive	3.98%	3 Month NZD Bank Bill Rate	861,484
144,611,000	NZD	1/9/2025	BCI (f)	Receive	3.95%	3 Month NZD Bank Bill Rate	1,663,174
226,547,000	NZD	1/9/2025	CSS (f)	Receive	3.93%	3 Month NZD Bank Bill Rate	2,310,111
55,636,297,000	JPY	1/14/2025	CSS (f)	Receive	0.48%	6 Month JPY LIBOR	(738,662)
17,864,829,000	JPY	1/15/2025	CSS (f)	Receive	0.49%	6 Month JPY LIBOR	(93,253)
22,154,479,000	JPY	1/16/2025	CSS (f)	Receive	0.45%	6 Month JPY LIBOR	(843,946)
767,577,000	GBP	1/21/2025	CSS (f)	(Pay)	1.45%	SONIA Index	25,692,377
1,745,744,000	CZK	1/22/2025	CSS (f)	(Pay)	0.73%	6 Month CZK PRIBOR	638,760
219,139,000	CZK	1/23/2025	CSS (f)	(Pay)	0.74%	6 Month CZK PRIBOR	69,966
38,946,000	GBP	1/27/2025	BCI (f)	(Pay)	1.56%	SONIA Index	1,011,189
1,869,030,000	CZK	1/27/2025	CSS (f)	(Pay)	0.75%	6 Month CZK PRIBOR	579,125
8,341,613,000	JPY	1/31/2025	CSS (f)	Receive	0.52%	6 Month JPY LIBOR	108,969
8,266,832,000	JPY	2/2/2025	BCI (f)	Receive	0.52%	3 Month JPY LIBOR	137,771
9,702,147,000	JPY	2/5/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	358,614
8,339,824,000	JPY	2/6/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	340,930
23,241,139,000	JPY	2/9/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	939,810
68,525,000	AUD	2/19/2025	CSS (f)	Receive	3.40%	6 Month AUD BBSW	343,845
111,744,000	NZD	3/2/2025	BCI (f)	Receive	3.73%	3 Month NZD Bank Bill Rate	(246,991)
70,941,000	NZD	3/2/2025	BCI (f)	Receive	3.72%	3 Month NZD Bank Bill Rate	(224,501)
51,330,000	USD	12/16/2034	CSS (f)	(Pay)	2.65%	3 Month USD LIBOR	(1,958,758)
37,556,000	AUD	12/23/2034	BCI (f)	Receive	4.41%	6 Month AUD BBSW	1,593,031
18,713,000	AUD	12/30/2034	CSS (f)	Receive	4.37%	6 Month AUD BBSW	748,113
18,713,000	AUD	1/7/2035	BCI (f)	Receive	4.11%	6 Month AUD BBSW	492,852
18,880,000	AUD	1/8/2035	CSS (f)	Receive	4.00%	6 Month AUD BBSW	395,787
55,687,000	USD	1/9/2035	CSS (f)	(Pay)	2.39%	3 Month USD LIBOR	264,735
37,665,000	AUD	1/9/2035	CSS (f)	Receive	3.96%	6 Month AUD BBSW	710,612
18,917,000	CHF	1/13/2035	CSS (f)	(Pay)	1.33%	6 Month CHF LIBOR	(256,049)
38,155,000	CHF	1/13/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(91,011)
56,024,000	AUD	1/13/2035	CSS (f)	Receive	3.96%	6 Month AUD BBSW	1,034,523
37,360,000	AUD	1/13/2035	CSS (f)	Receive	3.95%	6 Month AUD BBSW	680,104
12,549,000	USD	1/13/2035	CSS (f)	(Pay)	2.45%	3 Month USD LIBOR	(62,318)
54,230,359,000	JPY	1/14/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	8,904,179
18,687,000	AUD	1/14/2035	CSS (f)	Receive	3.91%	6 Month AUD BBSW	296,073
18,687,000	AUD	1/14/2035	CSS (f)	Receive	3.91%	6 Month AUD BBSW	296,073
19,024,000	CHF	1/15/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(293,966)
19,434,542,000	JPY	1/15/2035	CSS (f)	(Pay)	1.63%	6 Month JPY LIBOR	2,912,122
36,487,000	AUD	1/16/2035	BCI (f)	Receive	3.82%	6 Month AUD BBSW	405,995
75,068,000	CHF	1/16/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(1,159,215)
24,066,622,000	JPY	1/16/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	3,943,031
12,035,000	USD	1/16/2035	CSS (f)	(Pay)	2.26%	3 Month USD LIBOR	308,148
18,417,000	AUD	1/20/2035	BCI (f)	Receive	3.76%	6 Month AUD BBSW	146,971
36,831,000	AUD	1/21/2035	BCI (f)	Receive	3.75%	6 Month AUD BBSW	288,993

See accompanying notes to the financial statements.	19

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
37,172,000	CHF	1/22/2035	CSS (f)	(Pay)	1.25%	6 Month CHF LIBOR	$(211,808)
42,618,000	CHF	1/23/2035	CSS (f)	(Pay)	1.23%	6 Month CHF LIBOR	(149,527)
12,278,000	USD	1/26/2035	CSS (f)	(Pay)	2.31%	3 Month USD LIBOR	221,402
41,099,000	CHF	1/27/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(112,733)
17,463,000	USD	1/30/2035	CSS (f)	(Pay)	2.24%	3 Month USD LIBOR	514,398
19,162,000	CHF	2/3/2035	CSS (f)	(Pay)	1.25%	6 Month CHF LIBOR	(107,046)
54,482,000	CHF	2/3/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(119,599)
22,438,000	CHF	2/4/2035	CSS (f)	(Pay)	1.12%	6 Month CHF LIBOR	157,362
158,590,200	USD	2/15/2041	CSS (f)	(Pay)	2.59%	3 Month USD LIBOR	(2,621,931)
237,392,933	USD	2/15/2041	CSS (f)	(Pay)	2.60%	3 Month USD LIBOR	(4,231,381)
244,291,709	USD	2/15/2041	CSS (f)	(Pay)	2.53%	3 Month USD LIBOR	(830,144)
73,238,227	USD	2/15/2041	CSS (f)	Receive	2.64%	3 Month USD LIBOR	534,770
107,529,002	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	780,166
114,427,780	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	845,522
72,054,041	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	523,611
160,380,645	USD	2/15/2041	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(1,627,747)
163,430,344	USD	2/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(124,182)
160,676,201	USD	2/15/2041	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(1,622,134)
74,156,944	USD	2/15/2041	CSS (f)	Receive	2.63%	3 Month USD LIBOR	500,815
77,013,540	USD	2/15/2041	CSS (f)	Receive	2.57%	3 Month USD LIBOR	571,687
73,963,839	USD	2/15/2041	CSS (f)	Receive	2.62%	3 Month USD LIBOR	542,052
74,473,000	USD	11/15/2041	BCI (f)	(Pay)	2.32%	3 Month USD LIBOR	2,383,304
74,473,000	USD	11/15/2041	CSS (f)	(Pay)	2.38%	3 Month USD LIBOR	1,489,348
254,691,000	USD	11/15/2041	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	7,227,924
121,106,000	USD	11/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(877,307)
108,123,000	USD	11/15/2041	CSS (f)	(Pay)	2.44%	3 Month USD LIBOR	755,837
135,795,100	USD	2/15/2042	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(2,462,726)
121,349,000	USD	11/15/2042	CSS (f)	(Pay)	2.61%	3 Month USD LIBOR	(3,416,650)
121,349,000	USD	2/15/2044	CSS (f)	(Pay)	2.62%	3 Month USD LIBOR	(3,490,405)
108,909,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(6,387,238)
27,302,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(1,583,604)
68,677,000	EUR	12/31/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(3,982,016)
23,946,000	EUR	1/8/2045	CSS (f)	(Pay)	1.63%	6 Month EURIBOR	(322,056)
61,590,000	EUR	1/21/2045	CSS (f)	(Pay)	1.67%	6 Month EURIBOR	(1,161,673)
10,720,933,000	JPY	1/31/2045	CSS (f)	(Pay)	1.86%	6 Month JPY LIBOR	968,444
10,624,821,000	JPY	2/2/2045	BCI (f)	(Pay)	1.87%	3 Month JPY LIBOR	873,025
10,607,904,000	JPY	2/5/2045	CSS (f)	(Pay)	1.90%	6 Month JPY LIBOR	692,132
8,234,366,000	JPY	2/6/2045	CSS (f)	(Pay)	1.95%	6 Month JPY LIBOR	255,423
34,177,909,000	JPY	2/9/2045	CSS (f)	(Pay)	1.99%	6 Month JPY LIBOR	206,323
27,900,000	USD	2/9/2045	CSS (f)	(Pay)	2.18%	3 Month USD LIBOR	1,924,441
96,618,000	EUR	2/11/2045	CSS (f)	(Pay)	1.45%	6 Month EURIBOR	993,113
13,704,000	USD	2/12/2045	CSS (f)	(Pay)	2.46%	3 Month USD LIBOR	74,857
40,830,000	EUR	2/13/2045	CSS (f)	(Pay)	1.45%	6 Month EURIBOR	441,300
37,811,000	EUR	2/17/2045	CSS (f)	(Pay)	1.18%	6 Month EURIBOR	388,352

20	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
41,594,000	EUR	2/19/2045	CSS (f)	(Pay)	1.19%	6 Month EURIBOR	$280,130
80,686,000	EUR	2/24/2045	CSS (f)	(Pay)	1.57%	6 Month EURIBOR	(614,026)
91,776,000	EUR	2/24/2045	CSS (f)	(Pay)	1.61%	6 Month EURIBOR	(1,373,524)
94,370,000	EUR	2/25/2045	CSS (f)	(Pay)	1.61%	6 Month EURIBOR	(1,331,885)
10,133,700	EUR	3/3/2045	CSS (f)	(Pay)	1.51%	6 Month EURIBOR	33,050
75,247,000	EUR	12/15/2045	CSS (f)	Receive	1.20%	6 Month EURIBOR	(1,050,108)
43,298,000	EUR	6/3/2046	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	483,405
19,842,500	EUR	7/11/2046	CSS (f)	(Pay)	1.40%	6 Month EURIBOR	294,326
41,243,500	EUR	12/22/2046	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	428,645
26,076,400	EUR	2/3/2047	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	266,722
111,266,000	EUR	2/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	444,037
113,879,000	EUR	5/24/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	476,489
115,746,000	EUR	8/23/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	468,540
117,614,000	EUR	11/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	484,293
159,774,395	USD	2/15/2041	CSS (f)	(Pay)	2.57%	3 Month USD LIBOR	(2,038,103)

							$61,234,090

						Premiums to (Pay) Receive	$(12,361,087)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
180,603,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$124,581
89,878,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(86,550)

						$38,031

					Premiums to (Pay) Receive	$—

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	21

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

22	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not seek to control the Fund’s risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the Citigroup 3 Month Treasury Bill Index is included for comparative purposes.

Since its inception on November 18, 2014, GMO Benchmark-Free Bond Fund returned +3.38% for the period ended February 28, 2015, as compared with +0.01% for the Citigroup 3 Month Treasury Bill Index.

The Fund’s positions in developed market currencies were responsible for a majority of the relative outperformance, particularly the underweight positions in euros and yen. These positions were implemented using both currency forwards and options. Positioning in U.S., Australian, and Mexican rates markets also contributed positively, while Euro-area, Japanese, and U.K. rates positions detracted. These rates positions were implemented primarily using interest rate swaps and options on interest rate swaps.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

24

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Bond Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

25

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Short-Term Investments	58.4%
Debt Obligations	36.7
Options Purchased	6.3
Forward Currency Contracts	0.7
Swap Contracts	0.7
Loan Participations	0.3
Futures Contracts	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written/Credit Linked Options	(2.5)
Other	(0.7)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

^	Rounds to 0.0%.

26

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value ($) / Shares / Principal Amount		Description	Value ($)

		DEBT OBLIGATIONS — 20.6%

		Corporate Debt — 0.8%
	50,000	Apple, Inc., 3.45%, due 02/09/45	47,133
	21,000	Microsoft Corp., 4.00%, due 02/12/55	20,838

		Total Corporate Debt	67,971

		U.S. Government — 19.8%
	231,100	U.S. Treasury Bond, 2.75%, due 11/15/42	237,762
	882,900	U.S. Treasury Bond, 3.13%, due 11/15/41	977,949
	210,400	U.S. Treasury Bond, 3.13%, due 02/15/42	232,788
	176,000	U.S. Treasury Bond, 3.63%, due 02/15/44	213,070
	244,900	U.S. Treasury Strip Principal, due 11/15/41	120,609
	37,800	U.S. Treasury Strip Principal, due 02/15/42	18,491
	2,900	U.S. Treasury Strip Principal, due 11/15/42	1,382
	58,000	U.S. Treasury Strip Principal, due 02/15/44	26,868

		Total U.S. Government	1,828,919

		TOTAL DEBT OBLIGATIONS (COST $1,914,680)	1,896,890

		MUTUAL FUNDS — 20.6%

		United States
		Affiliated Issuers
	19,320	GMO Debt Opportunities Fund, Class VI	479,137
	149,973	GMO Emerging Country Debt Fund, Class IV	1,421,742

		TOTAL MUTUAL FUNDS (COST $1,941,591)	1,900,879

		OPTIONS PURCHASED — 6.3%

		Currency Options — 3.3%
EUR	100,000	EUR Call/USD Put, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	—
EUR	80,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.19, (OTC) (CP-GS)	5,382
EUR	100,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	13,074
EUR	78,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	222
EUR	78,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	2,572
EUR	128,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	971
EUR	128,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	3,857
EUR	624,000	EUR Call/ USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-GS)	5,694
EUR	624,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-GS)	31,699

Principal Amount		Description	Value ($)

		Currency Options — continued
EUR	156,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-JPM)	1,690
EUR	156,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-JPM)	7,338
EUR	581,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	7,174
EUR	39,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-JPM)	505
EUR	39,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-JPM)	1,789
EUR	1,039,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	23,463
EUR	520,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	12,783
EUR	258,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	4,039
EUR	429,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	6,739
EUR	308,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	8,982
EUR	308,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	16,034
EUR	130,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-GS)	3,385
EUR	130,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-GS)	7,327
EUR	130,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	3,518
EUR	130,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	7,306
EUR	26,000	EUR Put/USD Call, One-Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-JPM)	8,583
EUR	18,000	EUR Put/USD Call, One-Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	5,942
EUR	8,000	EUR Put/USD Call, One-Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	2,641
EUR	26,000	EUR Put/USD Call, One-Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	8,510
EUR	256,000	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	29,256
EUR	77,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-JPM)	8,773
EUR	90,000	EUR Put/USD Call, Expires 12/20/17, Strike 1.24, (OTC) (CP-JPM)	10,215
GBP	164,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	9,031
GBP	164,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	3,231
GBP	328,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	2,322
GBP	70,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	2,504

See accompanying notes to the financial statements.	27

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Currency Options — continued
GBP	35,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	1,205
GBP	70,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	2,607
GBP	35,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	1,341
GBP	257,000	GBP Put/USD Call, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	13,732
GBP	130,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	4,308
GBP	130,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	7,962
USD	118,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	2,183
USD	118,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	2,017
USD	71,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	3,002
USD	71,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	2,368

		Total Currency Options	307,276

		Options on Interest Rate Swaps — 3.0%
EUR	45,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 45,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.24%, maturing on 03/20/45. (OTC) (CP-GS)	910
EUR	19,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 19,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.25%, maturing on 03/20/45. (OTC) (CP-GS)	420
EUR	19,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 19,000 EUR in which it will pay a rate of 1.25% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	310
EUR	45,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 45,000 EUR in which it will pay a rate of 1.24% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	806
EUR	104,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 104,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.28%, maturing on 11/20/45. (OTC) (CP-MSCI)	7,282

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	104,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 104,000 EUR in which it will pay a rate of 1.28% and will receive 6 month EURIBOR, maturing on 11/20/45. (OTC) (CP-MSCI)	6,637
EUR	130,000	EUR Swaption Call, Expires 11/24/15, Strike 1.31, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 130,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.31%, maturing on 11/24/45. (OTC) (CP-MSCI)	9,589
EUR	130,000	EUR Swaption Put, Expires 11/24/15, Strike 1.31, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 130,000 EUR in which it will pay a rate of 1.31% and will receive 6 month EURIBOR, maturing on 11/24/45. (OTC) (CP-MSCI)	7,978
EUR	7,500,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	27,436
EUR	258,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 258,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.56%, maturing on 02/22/46. (OTC) (CP-GS)	14,375
EUR	258,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 258,000 EUR in which it will pay a rate of 1.56% and will receive 6 month EURIBOR, maturing on 02/22/46. (OTC) (CP-GS)	13,961
EUR	307,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 307,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	7,199
EUR	308,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 308,000 EUR in which it will pay a rate of 1.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	6,800

28	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	288,000	EUR Swaption Put, Expires 09/01/16, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 288,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 09/01/46. (OTC) (CP-GS)	6,133
EUR	327,000	EUR Swaption Put, Expires 09/01/16, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 327,000 EUR in which it will pay a rate of 1.95% and will receive 6 month EURIBOR, maturing on 09/01/46. (OTC) (CP-GS)	8,244
EUR	124,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 124,000 EUR in which it will pay a rate of 1.9% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	3,510
EUR	280,000	EUR Swaption Put, Expires 12/16/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 280,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 12/16/46. (OTC) (CP-GS)	7,974
EUR	301,000	EUR Swaption Put, Expires 02/01/17, Strike 2.03, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 301,000 EUR in which it will pay a rate of 2.03% and will receive 6 month EURIBOR, maturing on 02/01/47. (OTC) (CP-GS)	7,689
EUR	260,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	9,396
EUR	231,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 231,000 EUR in which it will pay a rate of 1.88% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	7,403
EUR	260,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	10,026

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	410,000	EUR Swaption Put, Expires 05/22/17, Strike 1.85, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 410,000 EUR in which it will pay a rate of 1.85% and will receive 6 month EURIBOR, maturing on 05/24/47. (OTC) (CP-GS)	14,304
EUR	373,000	EUR Swaption Put, Expires 07/24/17, Strike 1.80, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 373,000 EUR in which it will pay a rate of 1.8% and will receive 6 month EURIBOR, maturing on 07/24/47. (OTC) (CP-GS)	14,270
EUR	260,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	10,644
EUR	260,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	11,152
GBP	222,000	GBP Swaption Put, Expires 01/27/17, Strike 2.53, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 222,000 GBP in which it will pay a rate of 2.53% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	10,464
GBP	121,000	GBP Swaption Put, Expires 02/09/17, Strike 1.61, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 121,000 GBP in which it will pay a rate of 2.61% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-MSCI)	5,146
GBP	233,000	GBP Swaption Put, Expires 02/17/17, Strike 2.81, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 233,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	7,599
GBP	92,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 92,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	3,741

See accompanying notes to the financial statements.	29

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount / Shares		Description	Value ($)

		Options on Interest Rate Swaps — continued
GBP	212,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 212,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	6,255
GBP	112,000	GBP Swaption Put, Expires 04/10/17, Strike 2.58, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 112,000 GBP in which it will pay a rate of 2.58% and will receive 6 month GBP LIBOR, maturing on 04/10/47. (OTC) (CP-GS)	5,093
GBP	96,000	GBP Swaption Put, Expires 05/12/17, Strike 2.81, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 96,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	5,087
GBP	230,000	GBP Swaption Put, Expires 05/19/17, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 230,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	6,942
GBP	146,000	GBP Swaption Put, Expires 08/10/17, Strike 2.68, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 146,000 GBP in which it will pay a rate of 2.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	6,285
GBP	97,000	GBP Swaption Put, Expires 08/10/17, Strike 3.00, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 97,000 GBP in which it will pay a rate of 3.00% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	4,273

		Total Options on Interest Rate Swaps	275,333

		TOTAL OPTIONS PURCHASED (COST $681,491)	582,609

		SHORT-TERM INVESTMENTS — 54.2%

		Money Market Funds — 4.4%
	409,657	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (a)	409,657

Par Value ($)	Description	Value ($)

	U.S. Government — 49.8%
4,600,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (b) (c)	4,599,655

	TOTAL SHORT-TERM INVESTMENTS (COST $5,008,201)	5,009,312

	TOTAL INVESTMENTS — 101.7% (Cost $9,545,963)	9,389,690
	Other Assets and Liabilities (net) — (1.7%)	(159,651)

	TOTAL NET ASSETS — 100.0%	$9,230,039

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	433,000	USD	150,452	$(2,080)
03/03/2015	GS	BRL	1,299,000	USD	451,282	(6,314)
02/17/2016	GS	CHF	597,527	USD	651,011	13,588
04/21/2015	BCLY	EUR	145,386	USD	166,085	3,298
04/21/2015	BOA	EUR	100,000	USD	113,469	1,499
04/21/2015	GS	EUR	226,855	USD	258,770	4,762
04/21/2015	MSCI	EUR	295,180	USD	337,301	6,790
07/31/2015	GS	EUR	287,000	USD	326,204	4,355
07/31/2015	JPM	EUR	297,469	USD	340,728	7,139
10/23/2015	JPM	EUR	470,000	USD	536,162	8,193
10/26/2015	JPM	EUR	235,000	USD	267,550	3,547
10/30/2015	JPM	EUR	222,000	USD	254,585	5,165
11/02/2015	JPM	EUR	197,000	USD	224,320	2,972
11/16/2015	JPM	EUR	1,090,000	USD	1,257,533	32,430
03/23/2015	BCLY	GBP	132,711	USD	200,412	(4,446)
03/23/2015	BOA	GBP	65,364	USD	98,800	(2,098)
03/23/2015	GS	GBP	134,142	USD	202,560	(4,507)
07/13/2015	JPM	GBP	102,000	USD	153,532	(3,807)
04/24/2015	BCLY	JPY	25,246,987	USD	212,467	1,268
04/24/2015	BOA	JPY	51,259,035	USD	431,155	2,357
04/24/2015	GS	JPY	25,502,007	USD	214,539	1,207
05/14/2015	BCLY	KRW	556,355,000	USD	510,343	4,887
04/09/2015	BCLY	SEK	1,407,000	USD	177,196	8,369
04/09/2015	GS	SEK	1,363,259	USD	164,169	590
03/03/2015	BCLY	USD	150,441	BRL	433,000	2,091
03/03/2015	GS	USD	462,328	BRL	1,299,000	(4,731)
03/23/2015	GS	USD	608,210	GBP	395,368	2,094
04/02/2015	BCLY	USD	149,002	BRL	433,000	2,141
04/02/2015	GS	USD	171,775	BRL	499,000	2,406
04/21/2015	GS	USD	254,329	EUR	227,000	(159)
05/14/2015	BCLY	USD	555,019	INR	34,687,000	(2,942)
05/14/2015	BCLY	USD	306,821	KRW	340,918,000	2,907

30	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Currency Contracts (continued)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/13/2015	JPM	USD	228,594	GBP	152,000	$5,871
07/31/2015	JPM	USD	338,573	EUR	297,469	(4,983)
10/23/2015	JPM	USD	546,798	EUR	470,000	(18,829)
10/26/2015	JPM	USD	274,457	EUR	235,000	(10,454)
10/30/2015	JPM	USD	133,368	EUR	117,000	(1,917)
11/02/2015	JPM	USD	223,913	EUR	197,000	(2,565)

						$60,094

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
7	US Ultra Bond	June 2015	$1,177,969	$7,240

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

Written Options

Currency Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Call EUR	80,000	03/19/2015	EUR Call/USD Put, Strike 1.27, (OTC) (CP-GS)	$633	$(2)
Call EUR	26,000	02/24/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.21, (OTC) (CP-JPM)	8,898	(7,128)
Call EUR	18,000	02/29/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.19, (OTC) (CP-JPM)	6,411	(6,597)
Call EUR	8,000	02/29/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.19, (OTC) (CP-JPM)	2,773	(2,932)
Call EUR	26,000	03/31/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.19, (OTC) (CP-JPM)	9,677	(10,183)
Call EUR	176,000	11/03/2017	EUR Call/USD Put, Strike 1.29, (OTC) (CP-GS)	12,743	(4,287)
Call EUR	52,000	11/28/2017	EUR Call/USD Put, Strike 1.29, (OTC) (CP-JPM)	3,856	(1,325)
Call EUR	60,000	12/20/2017	EUR Call/USD Put, Strike 1.29, (OTC) (CP-JPM)	5,055	(1,592)
Call GBP	328,000	07/09/2015	GBP Call/USD Put, Strike 1.57, (OTC) (CP-JPM)	4,320	(6,161)

				$54,366	$(40,207)

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	104,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 104,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 0.813%, maturing on 11/20/25. (OTC) (CP-MSCI)	$2,249	$(2,024)
EUR	104,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 104,000 EUR in which it will pay a rate of 0.813% and will receive 6 month EURIBOR, maturing on 03/03/47. (OTC) (CP-MSCI)	2,249	(2,332)
EUR	7,500,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	2,658	(4,121)
EUR	307,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 307,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	9,069	(5,805)
EUR	308,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 308,000 EUR in which it will pay a rate of 0.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	8,219	(6,671)
EUR	288,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 1.05, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 288,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 09/01/46. (OTC) (CP-GS)	4,972	(7,222)

See accompanying notes to the financial statements.	31

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps (continued)

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	327,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 0.949, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 327,000 EUR in which it will pay a rate of 0.949% and will receive 6 month EURIBOR, maturing on 09/05/46. (OTC) (CP-GS)	$5,793	$(7,122)
EUR	124,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 124,000 EUR in which it will pay a rate of 1.13% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	2,474	(3,563)
EUR	280,000	12/16/2016	EUR Swaption Call, Expires 12/16/2016, Strike 0.93, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 280,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 12/16/46. (OTC) (CP-GS)	7,298	(6,363)
EUR	301,000	02/01/2017	EUR Swaption Call, Expires 02/01/2017, Strike 1.03, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 301,000 EUR in which it will pay a rate of 1.03% and will receive 6 month EURIBOR, maturing on 02/01/47. (OTC) (CP-GS)	9,833	(8,051)
EUR	260,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	8,535	(9,332)
EUR	248,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 248,000 EUR in which it will pay a rate of 1.38% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	10,117	(10,433)
EUR	260,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	9,039	(9,915)
EUR	410,000	05/22/2017	EUR Swaption Call, Expires 05/22/2017, Strike 1.15, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 410,000 EUR in which it will pay a rate of 1.15% and will receive 6 month EURIBOR, maturing on 05/24/47. (OTC) (CP-GS)	9,743	(13,727)
EUR	373,000	07/24/2017	EUR Swaption Call, Expires 07/24/2017, Strike 1.11, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 373,000 EUR in which it will pay a rate of 1.11% and will receive 6 month EURIBOR, maturing on 07/24/47. (OTC) (CP-GS)	9,581	(12,334)
EUR	260,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	9,691	(10,448)
EUR	260,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	10,195	(10,937)
GBP	222,000	01/27/2017	GBP Swaption Call, Expires 01/27/2017, Strike 1.525, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 222,000 GBP in which it will pay a rate of 1.525% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	9,824	(5,629)
GBP	121,000	02/09/2017	GBP Swaption Call, Expires 02/09/2017, Strike 1.61, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 121,000 GBP in which it will pay a rate of 1.61% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-MSCI)	5,063	(3,432)
GBP	92,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 92,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	5,030	(4,907)
GBP	233,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.81, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 233,000 GBP in which it will pay a rate of 1.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	12,542	(8,249)
GBP	212,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 212,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	11,245	(8,403)
GBP	112,000	04/10/2017	GBP Swaption Call, Expires 04/10/2017, Strike 1.58, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 112,000 GBP in which it will pay a rate of 1.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	5,765	(3,247)

32	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps (continued)

Principal Amount		Expiration Date	Description	Premiums	Market Value
GBP	96,000	05/12/2017	GBP Swaption Call, Expires 05/12/2017, Strike 1.805, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 96,000 GBP in which it will pay a rate of 1.805% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	$5,871	$(4,694)
GBP	230,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 230,000 GBP in which it will pay a rate of 1.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	12,804	(9,772)
GBP	146,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.68, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 146,000 GBP in which it will pay a rate of 1.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	7,195	(5,254)
GBP	97,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.497, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 97,000 GBP in which it will pay a rate of 1.497% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	4,529	(3,663)

				$201,583	$(187,650)

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
9,295,000	JPY	1/19/2016	1/19/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$46
9,295,000	JPY	1/22/2016	1/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	46
9,295,000	JPY	1/25/2016	1/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	46
9,295,000	JPY	1/26/2016	1/26/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	46
9,295,000	JPY	1/28/2016	1/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	46
9,295,000	JPY	2/1/2016	2/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	45
9,295,000	JPY	2/2/2016	2/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	45
9,295,000	JPY	2/5/2016	2/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	45
9,295,000	JPY	2/8/2016	2/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	46
9,295,000	JPY	2/9/2016	2/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	46
14,070,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	129
14,070,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	129
14,070,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	128
14,070,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	128
14,070,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	127
8,520,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
8,520,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
8,520,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
8,520,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
8,520,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
12,600,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99
12,600,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98

See accompanying notes to the financial statements.	33

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
12,600,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$99
12,600,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	100
12,600,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
10,500,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	127
10,500,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	127
10,500,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	127
10,500,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	128
10,500,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	127
10,500,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	110
10,500,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	110
10,500,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	110
10,500,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	110
10,500,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	109
12,600,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
12,600,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99
12,600,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99
12,600,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	99
12,600,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	98
8,520,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	93
8,520,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	92
8,520,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	93
8,520,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	92
8,520,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	92
8,540,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	57
14,070,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	119
14,070,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	120
14,070,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	119
14,070,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	118
8,540,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	56
14,070,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	118
8,540,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	56
8,540,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	56
8,540,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	55
9,560,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)
9,560,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4)

34	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
7,929,500	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(15)
7,929,500	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(16)
7,929,500	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(16)
7,929,500	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(16)
7,929,500	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
47,178,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102)
7,929,500	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,929,500	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(15)
7,528,100	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(56)
7,528,100	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
7,528,100	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(55)
9,306,200	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(80)
9,306,200	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(80)
9,306,200	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(79)
9,306,200	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(79)
9,306,200	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(78)
11,701,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,701,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,701,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,701,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,701,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,701,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,817,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(217)

See accompanying notes to the financial statements.	35

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
11,817,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(217)
11,817,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(216)
11,817,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(217)
11,817,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(217)
11,817,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(217)
9,378,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(206)
9,378,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(207)
9,378,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(206)
9,378,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(207)
9,378,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(207)
9,378,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(207)
2,082,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(927)
9,378,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(207)
9,378,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(208)
9,378,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(208)
9,378,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(208)
11,793,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(218)
11,793,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(218)
11,793,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(219)
11,793,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(219)
11,793,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(220)
11,793,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(220)
11,793,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(221)
11,793,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(220)
11,793,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(151)
11,793,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(152)
11,793,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(153)
11,793,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(153)
11,793,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(154)
11,793,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(154)
11,793,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(154)
10,808,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(39)
10,808,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(40)
10,808,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(40)
10,808,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41)
10,808,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41)
10,808,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41)
10,808,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(43)
10,808,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(44)
1,372,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	3,164
831,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	4,066
678,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	3,197
811,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	3,078

36	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
408,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	$1,825
1,067,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	5,423
444,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,915

							$18,006

					Premiums to (Pay) Receive		$(16,130)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.62)% to (0.81)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.34)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
142,000	GBP	1/13/2020	GS	Receive	2.72%	U.K. Retail Price Index	$(892)
324,000	GBP	1/14/2020	GS	Receive	2.76%	U.K. Retail Price Index	(3,006)
60,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	48
142,000	GBP	1/13/2025	GS	(Pay)	2.93%	U.K. Retail Price Index	466
324,000	GBP	1/14/2025	GS	(Pay)	2.94%	U.K. Retail Price Index	1,469
60,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(199)

							$(2,114)

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,400,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA	$4,510
1,017,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA	1,935
1,540,000	DKK	2/25/2020	JPMF (d)	Receive	0.39%	6 Month DKK CIBOR	276
1,534,000	DKK	2/27/2020	JPMF (d)	Receive	0.32%	6 Month DKK CIBOR	(474)
1,533,000	DKK	2/27/2020	JPMF (d)	Receive	0.32%	6 Month DKK CIBOR	(531)
1,542,000	DKK	3/2/2020	JPMF (d)	Receive	0.34%	6 Month DKK CIBOR	(299)
1,549,000	DKK	3/2/2020	JPMF (d)	Receive	0.33%	6 Month DKK CIBOR	(502)
233,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA	1,198
242,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA	1,133
474,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA	1,560
349,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA	1,440
323,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA	(1,007)
344,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA	(1,457)

See accompanying notes to the financial statements.	37

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,500,000	MXN	11/6/2024	JPMF (d)	Receive	6.03%	TIIE	$10,159
1,400,000	AUD	11/19/2024	JPMF (d)	Receive	4.28%	6 Month AUD BBSW	49,288
300,000	MXN	11/20/2024	JPMF (d)	Receive	6.00%	TIIE	245
352,400,000	JPY	11/20/2024	JPMF (d)	(Pay)	0.64%	6 Month JPY LIBOR	(44,639)
3,400,000	JPY	11/25/2024	JPMF (d)	(Pay)	0.62%	6 Month JPY LIBOR	(371)
650,000	MXN	11/28/2024	JPMF (d)	Receive	6.27%	TIIE	1,459
46,000	AUD	12/3/2024	JPMF (d)	Receive	4.11%	6 Month AUD BBSW	1,344
240,000	GBP	12/9/2024	JPMF (d)	(Pay)	2.09%	SONIA Index	(2,670)
18,500,000	JPY	12/10/2024	JPMF (d)	(Pay)	0.60%	6 Month JPY LIBOR	(1,657)
191,000	USD	12/15/2024	JPMF (d)	(Pay)	2.33%	3 Month USD LIBOR	(3,699)
86,000	NZD	12/16/2024	JPMF (d)	Receive	4.23%	3 Month NZD Bank Bill Rate	2,462
43,000	NZD	12/18/2024	JPMF (d)	Receive	4.20%	3 Month NZD Bank Bill Rate	1,157
120,000	NZD	12/22/2024	JPMF (d)	Receive	4.14%	3 Month NZD Bank Bill Rate	2,790
70,000	NZD	12/22/2024	JPMF (d)	Receive	4.14%	3 Month NZD Bank Bill Rate	1,603
2,700,000	JPY	11/27/2024	JPMF (d)	(Pay)	0.61%	6 Month JPY LIBOR	(273)
82,000	NZD	1/8/2025	JPMF (d)	Receive	3.98%	3 Month NZD Bank Bill Rate	1,065
281,000	NZD	1/9/2025	JPMF (d)	Receive	3.93%	3 Month NZD Bank Bill Rate	2,865
180,000	NZD	1/9/2025	JPMF (d)	Receive	3.95%	3 Month NZD Bank Bill Rate	2,070
27,163,000	JPY	1/14/2025	JPMF (d)	Receive	0.48%	6 Month JPY LIBOR	(361)
22,496,000	JPY	1/15/2025	JPMF (d)	Receive	0.49%	6 Month JPY LIBOR	(117)
28,585,000	JPY	1/16/2025	JPMF (d)	Receive	0.45%	6 Month JPY LIBOR	(1,089)
981,000	GBP	1/21/2025	JPMF (d)	(Pay)	1.45%	SONIA Index	32,836
2,227,000	CZK	1/22/2025	JPMF (d)	(Pay)	0.73%	6 Month CZK PRIBOR	815
280,000	CZK	1/23/2025	JPMF (d)	(Pay)	0.74%	6 Month CZK PRIBOR	89
25,000	GBP	1/27/2025	JPMF (d)	(Pay)	1.56%	SONIA Index	649
2,396,000	CZK	1/27/2025	JPMF (d)	(Pay)	0.75%	6 Month CZK PRIBOR	742
10,591,000	JPY	1/31/2025	JPMF (d)	Receive	0.52%	6 Month JPY LIBOR	138
10,611,000	JPY	2/2/2025	JPMF (d)	Receive	0.52%	6 Month JPY LIBOR	177
2,855,000	JPY	2/5/2025	JPMF (d)	Receive	0.55%	6 Month JPY LIBOR	106
10,902,000	JPY	2/6/2025	JPMF (d)	Receive	0.55%	6 Month JPY LIBOR	446
22,751,000	JPY	2/9/2025	JPMF (d)	Receive	0.55%	6 Month JPY LIBOR	920
317,000	AUD	2/19/2025	JPMF (d)	Receive	3.40%	6 Month AUD BBSW	1,591
217,000	NZD	3/2/2025	JPMF (d)	Receive	3.73%	3 Month NZD Bank Bill Rate	(480)
93,000	NZD	3/2/2025	JPMF (d)	Receive	3.72%	3 Month NZD Bank Bill Rate	(294)
50,000	USD	12/16/2034	JPMF (d)	(Pay)	2.65%	3 Month USD LIBOR	(1,908)
43,000	AUD	12/23/2034	JPMF (d)	Receive	4.41%	6 Month AUD BBSW	1,824
22,000	AUD	12/30/2034	JPMF (d)	Receive	4.37%	6 Month AUD BBSW	880
22,000	AUD	1/7/2035	JPMF (d)	Receive	4.11%	6 Month AUD BBSW	579
23,000	AUD	1/8/2035	JPMF (d)	Receive	4.00%	6 Month AUD BBSW	482
61,000	USD	1/9/2035	JPMF (d)	(Pay)	2.39%	3 Month USD LIBOR	290
47,000	AUD	1/9/2035	JPMF (d)	Receive	3.96%	6 Month AUD BBSW	887
24,000	CHF	1/13/2035	JPMF (d)	(Pay)	1.33%	6 Month CHF LIBOR	(325)
47,000	CHF	1/13/2035	JPMF (d)	(Pay)	1.22%	6 Month CHF LIBOR	(112)
70,000	AUD	1/13/2035	JPMF (d)	Receive	3.96%	6 Month AUD BBSW	1,293

38	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
47,000	AUD	1/13/2035	JPMF (d)	Receive	3.95%	6 Month AUD BBSW	$856
30,000	USD	1/13/2035	JPMF (d)	(Pay)	2.45%	3 Month USD LIBOR	(149)
67,943,000	JPY	1/14/2035	JPMF (d)	(Pay)	1.61%	6 Month JPY LIBOR	11,156
24,000	AUD	1/14/2035	JPMF (d)	Receive	3.91%	6 Month AUD BBSW	380
24,000	AUD	1/14/2035	JPMF (d)	Receive	3.91%	6 Month AUD BBSW	380
24,000	CHF	1/15/2035	JPMF (d)	(Pay)	1.35%	6 Month CHF LIBOR	(371)
24,473,000	JPY	1/15/2035	JPMF (d)	(Pay)	1.63%	6 Month JPY LIBOR	3,667
48,000	AUD	1/16/2035	JPMF (d)	Receive	3.82%	6 Month AUD BBSW	534
97,000	CHF	1/16/2035	JPMF (d)	(Pay)	1.35%	6 Month CHF LIBOR	(1,498)
31,052,000	JPY	1/16/2035	JPMF (d)	(Pay)	1.61%	6 Month JPY LIBOR	5,088
30,000	USD	1/16/2035	JPMF (d)	(Pay)	2.26%	3 Month USD LIBOR	768
23,000	AUD	1/20/2035	JPMF (d)	Receive	3.76%	6 Month AUD BBSW	184
47,000	AUD	1/21/2035	JPMF (d)	Receive	3.75%	6 Month AUD BBSW	369
48,000	CHF	1/22/2035	JPMF (d)	(Pay)	1.25%	6 Month CHF LIBOR	(273)
55,000	CHF	1/23/2035	JPMF (d)	(Pay)	1.23%	6 Month CHF LIBOR	(193)
31,000	USD	1/26/2035	JPMF (d)	(Pay)	2.31%	3 Month USD LIBOR	559
54,000	CHF	1/27/2035	JPMF (d)	(Pay)	1.22%	6 Month CHF LIBOR	(148)
41,000	USD	1/30/2035	JPMF (d)	(Pay)	2.24%	3 Month USD LIBOR	1,208
25,000	CHF	2/3/2035	JPMF (d)	(Pay)	1.25%	6 Month CHF LIBOR	(140)
70,000	CHF	2/3/2035	JPMF (d)	(Pay)	1.22%	6 Month CHF LIBOR	(154)
28,000	CHF	2/4/2035	JPMF (d)	(Pay)	1.12%	6 Month CHF LIBOR	196
221,520	USD	2/15/2041	JPMF (d)	(Pay)	2.56%	3 Month USD LIBOR	(2,248)
225,733	USD	2/15/2041	JPMF (d)	(Pay)	2.51%	3 Month USD LIBOR	(172)
218,750	USD	2/15/2041	JPMF (d)	(Pay)	2.59%	3 Month USD LIBOR	(3,617)
218,192	USD	2/15/2041	JPMF (d)	(Pay)	2.60%	3 Month USD LIBOR	(3,889)
224,533	USD	2/15/2041	JPMF (d)	(Pay)	2.53%	3 Month USD LIBOR	(763)
101,018	USD	2/15/2041	JPMF (d)	Receive	2.64%	3 Month USD LIBOR	738
98,832	USD	2/15/2041	JPMF (d)	Receive	2.66%	3 Month USD LIBOR	717
105,173	USD	2/15/2041	JPMF (d)	Receive	2.66%	3 Month USD LIBOR	777
99,385	USD	2/15/2041	JPMF (d)	Receive	2.66%	3 Month USD LIBOR	722
106,372	USD	2/15/2041	JPMF (d)	Receive	2.57%	3 Month USD LIBOR	790
102,160	USD	2/15/2041	JPMF (d)	Receive	2.62%	3 Month USD LIBOR	749
96,527	USD	2/15/2041	JPMF (d)	Receive	2.63%	3 Month USD LIBOR	652
209,151	USD	2/15/2041	JPMF (d)	(Pay)	2.56%	3 Month USD LIBOR	(2,112)
131,000	USD	11/15/2041	JPMF (d)	(Pay)	2.38%	3 Month USD LIBOR	2,620
131,000	USD	11/15/2041	JPMF (d)	(Pay)	2.32%	3 Month USD LIBOR	4,192
233,000	USD	11/15/2041	JPMF (d)	(Pay)	2.51%	3 Month USD LIBOR	(1,688)
448,000	USD	11/15/2041	JPMF (d)	(Pay)	2.33%	3 Month USD LIBOR	12,714
185,000	USD	11/15/2041	JPMF (d)	(Pay)	2.44%	3 Month USD LIBOR	1,293
248,200	USD	2/15/2042	JPMF (d)	(Pay)	2.56%	3 Month USD LIBOR	(4,501)
234,000	USD	11/15/2042	JPMF (d)	(Pay)	2.61%	3 Month USD LIBOR	(6,588)
234,000	USD	2/15/2044	JPMF (d)	(Pay)	2.62%	3 Month USD LIBOR	(6,731)
126,000	EUR	12/24/2044	JPMF (d)	(Pay)	1.96%	6 Month EURIBOR	(7,390)

See accompanying notes to the financial statements.	39

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
32,000	EUR	12/24/2044	JPMF (d)	(Pay)	1.96%	6 Month EURIBOR	$(1,856)
79,000	EUR	12/31/2044	JPMF (d)	(Pay)	1.96%	6 Month EURIBOR	(4,581)
121,000	EUR	1/8/2045	JPMF (d)	(Pay)	1.63%	6 Month EURIBOR	(1,627)
56,000	EUR	1/21/2045	JPMF (d)	(Pay)	1.67%	6 Month EURIBOR	(1,056)
13,611,000	JPY	1/31/2045	JPMF (d)	(Pay)	1.86%	6 Month JPY LIBOR	1,230
13,638,000	JPY	2/2/2045	JPMF (d)	(Pay)	1.87%	6 Month JPY LIBOR	1,121
13,920,000	JPY	2/5/2045	JPMF (d)	(Pay)	1.90%	6 Month JPY LIBOR	908
10,584,000	JPY	2/6/2045	JPMF (d)	(Pay)	1.95%	6 Month JPY LIBOR	328
44,577,000	JPY	2/9/2045	JPMF (d)	(Pay)	1.99%	6 Month JPY LIBOR	269
50,000	USD	2/9/2045	JPMF (d)	(Pay)	2.18%	3 Month USD LIBOR	3,449
164,000	EUR	2/11/2045	JPMF (d)	(Pay)	1.45%	6 Month EURIBOR	1,686
25,000	USD	2/12/2045	JPMF (d)	(Pay)	2.46%	3 Month USD LIBOR	137
45,000	EUR	2/13/2045	JPMF (d)	(Pay)	1.45%	6 Month EURIBOR	486
38,000	EUR	2/17/2045	JPMF (d)	(Pay)	1.18%	6 Month EURIBOR	390
41,000	EUR	2/19/2045	JPMF (d)	(Pay)	1.19%	6 Month EURIBOR	276
164,000	EUR	2/24/2045	JPMF (d)	(Pay)	1.61%	6 Month EURIBOR	(2,454)
105,000	EUR	2/24/2045	JPMF (d)	(Pay)	1.57%	6 Month EURIBOR	(799)
123,000	EUR	2/25/2045	JPMF (d)	(Pay)	1.61%	6 Month EURIBOR	(1,736)
10,100	EUR	3/3/2045	JPMF (d)	(Pay)	1.51%	6 Month EURIBOR	33
75,000	EUR	12/15/2045	JPMF (d)	Receive	1.20%	6 Month EURIBOR	(1,047)
53,700	EUR	6/3/2046	JPMF (d)	(Pay)	1.43%	6 Month EURIBOR	600
24,600	EUR	7/11/2046	JPMF (d)	(Pay)	1.40%	6 Month EURIBOR	365
46,900	EUR	12/22/2046	JPMF (d)	(Pay)	1.43%	6 Month EURIBOR	487
32,200	EUR	2/3/2047	JPMF (d)	(Pay)	1.43%	6 Month EURIBOR	329
155,000	EUR	2/22/2047	JPMF (d)	Receive	1.55%	6 Month EURIBOR	619
159,000	EUR	5/24/2047	JPMF (d)	Receive	1.55%	6 Month EURIBOR	665
161,000	EUR	8/23/2047	JPMF (d)	Receive	1.55%	6 Month EURIBOR	652
164,000	EUR	11/22/2047	JPMF (d)	Receive	1.55%	6 Month EURIBOR	675
220,378	USD	2/15/2041	JPMF (d)	(Pay)	2.57%	3 Month USD LIBOR	(2,811)

							$76,460

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

40	See accompanying notes to the financial statements.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
235,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$162
117,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(113)

						$49

					Premiums to (Pay) Receive	$—

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

See accompanying notes to the financial statements.	41

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Core Plus Bond Fund returned +9.25% for the fiscal year ended February 28, 2015, as compared with +5.05% for the Barclays U.S. Aggregate Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 4.20%. Developed markets currency selection (primarily through currency forwards and options) contributed positively during the fiscal year, leading gains. In addition, asset-backed securities held indirectly through DOF and WOOF also added value during the year. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF detracted.

The currency strategy was the main driver of positive performance during the fiscal year. The Fund’s long and short positions in the euro, Japanese yen, Swedish krona, South Korean won, New Zealand dollar, and British pound were successful during the year, while the long position in India rupee detracted.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, structured products benefited from continued healing in credit markets, overall spread compression in fixed income markets, as well as continued steady healing in consumer credit and U.S. housing markets. The net contribution from asset-backed securities therefore remained positive.

Developed markets interest rate positioning detracted during the fiscal year. While the Fund’s U.S., Swedish, Australian, Canadian, and Mexican positions were successful, Japanese, U.K., Euro-area, and Swiss positions detracted.

Exposure to emerging country debt detracted during the fiscal year, given spread widening on the asset class.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

42

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Core Plus Bond Fund Class III Shares and the Barclays U.S. Aggregate Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

43

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	67.7%
Short-Term Investments	28.4
Options Purchased	2.7
Forward Currency Contracts	0.3
Futures Contracts	0.1
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written/Credit Linked Options	(1.2)
Swap Contracts	(1.3)
Other	3.2

100.0%

Country/Region Summary**	% of Investments
United States	139.8%
New Zealand	14.8
Australia	14.4
Mexico	10.6
Emerging***	6.5
Brazil	3.2
Switzerland	(3.7)
Japan	(26.9)
United Kingdom	(28.6)
Euro Region****	(30.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO”) models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is associated only with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Brazil, Turkey, Venezuela, Russia, Indonesia, Argentina, Hungary, Philippines and South Africa. Additional information about Emerging Country Debt Fund’s emerging country exposure is available in the country/region summary of its financial statements.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

^	Rounds to 0.0%.

44

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 50.0%

	Albania — 4.2%
	Foreign Government Obligations
14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	10,203,937

	United States — 45.8%
	Asset-Backed Securities — 0.3%
80,148	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	70,731
404,269	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	372,938
447,643	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.40%, due 02/25/37 ¿	230,536

	Total Asset-Backed Securities	674,205

	Corporate Debt — 2.4%
1,346,000	Apple, Inc., 3.45%, due 02/09/45	1,268,834
1,000,000	Bank of America Corp., 3.30%, due 01/11/23	1,010,000
1,000,000	Citigroup, Inc., 3.38%, due 03/01/23	1,019,500
1,000,000	Goldman Sachs Group, Inc. (The), 3.63%, due 01/22/23	1,034,170
1,000,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	1,022,500
553,000	Microsoft Corp., 4.00%, due 02/12/55	548,725

	Total Corporate Debt	5,903,729

	U.S. Government — 43.1%
6,028,500	U.S. Treasury Bond, 2.75%, due 11/15/42	6,202,290
23,671,100	U.S. Treasury Bond, 3.13%, due 11/15/41	26,219,436
4,804,000	U.S. Treasury Bond, 3.13%, due 02/15/42	5,315,174
10,000,000	U.S. Treasury Bond, 3.13%, due 02/15/43	11,052,340
4,591,700	U.S. Treasury Bond, 3.63%, due 02/15/44	5,558,827
44,796,395	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (b) (c)	45,482,317
862,800	U.S. Treasury Strip Principal, due 02/15/42	422,062
81,500	U.S. Treasury Strip Principal, due 11/15/42	38,831
1,518,300	U.S. Treasury Strip Principal, due 02/15/44	703,339
6,586,800	U.S. Treasury Strip Principal, due 11/15/41	3,243,900

	Total U.S. Government	104,238,516

	Total United States	110,816,450

	TOTAL DEBT OBLIGATIONS (COST $118,189,284)	121,020,387

Shares / Principal Amount		Description	Value ($)

		MUTUAL FUNDS — 42.9%

		United States
		Affiliated Issuers
	931,268	GMO Debt Opportunities Fund, Class VI	23,095,439
	1,176,293	GMO Emerging Country Debt Fund, Class IV	11,151,254
	933,277	GMO U.S. Treasury Fund	23,331,920
	1,815,151	GMO World Opportunity Overlay Fund	46,286,352

		TOTAL MUTUAL FUNDS (COST $97,314,860)	103,864,965

		OPTIONS PURCHASED — 2.5%

		Currency Options — 1.3%
EUR	775,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	2,207
EUR	775,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	25,555
EUR	1,294,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	9,819
EUR	1,294,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	38,989
EUR	6,304,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	57,522
EUR	6,304,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	320,239
EUR	1,574,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	17,048
EUR	1,574,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	74,042
EUR	5,813,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	71,777
EUR	388,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	5,021
EUR	388,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	17,797
EUR	10,501,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	237,138
EUR	5,246,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	128,964
EUR	2,584,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	40,454
EUR	4,303,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	67,597
EUR	3,105,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	90,549
EUR	3,105,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	161,637
EUR	1,292,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	33,644
EUR	1,292,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	72,820
EUR	1,275,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	34,500

See accompanying notes to the financial statements.	45

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Currency Options — continued
EUR	1,275,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	71,655
EUR	255,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	84,181
EUR	77,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	25,419
EUR	180,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	59,422
EUR	255,000	EUR Put/USD Call, One Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	83,467
EUR	4,583,467	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	523,807
GBP	2,668,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	146,912
GBP	2,668,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	52,562
GBP	5,311,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	37,602
GBP	1,102,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	39,425
GBP	551,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	18,975
GBP	1,102,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	41,043
GBP	551,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	21,104
GBP	4,600,000	GBP Put/USD Call, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	245,790
GBP	2,250,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	74,559
GBP	2,250,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	137,804
USD	1,856,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	31,725
USD	1,856,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	34,332
USD	1,114,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	37,151
USD	1,114,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	47,093

		Total Currency Options	3,321,347

		Options on Interest Rate Swaps — 1.2%
EUR	445,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 445,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.24%, maturing on 03/20/45. (OTC) (CP-GS)	9,004

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	190,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 190,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.25%, maturing on 03/20/45. (OTC) (CP-GS)	4,199
EUR	445,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 445,000 EUR in which it will pay a rate of 1.24% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	7,969
EUR	190,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 190,000 EUR in which it will pay a rate of 1.25% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	3,102
EUR	1,019,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,019,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.28%, maturing on 11/20/45. (OTC) (CP-MSCI)	71,353
EUR	1,019,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,019,000 EUR in which it will pay a rate of 1.28% and will receive 6 month EURIBOR, maturing on 11/20/45. (OTC) (CP-MSCI)	65,031
EUR	200,280,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	732,659
EUR	2,529,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,529,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.56%, maturing on 02/22/46. (OTC) (CP-GS)	140,907

46	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	2,529,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,529,000 EUR in which it will pay a rate of 1.56% and will receive 6 month EURIBOR, maturing on 02/22/46. (OTC) (CP-GS)	136,851
EUR	4,984,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,984,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	116,868
EUR	5,007,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 5,007,000 EUR in which it will pay a rate of 1.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	110,543
EUR	2,008,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,008,000 EUR in which it will pay a rate of 1.9% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	56,846
EUR	3,270,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	118,169
EUR	3,737,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,737,000 EUR in which it will pay a rate of 1.88% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	119,757
EUR	3,270,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	126,103
EUR	3,270,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	133,868

Principal Amount / Shares / Par Value ($)		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	3,270,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	140,253
GBP	4,239,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,239,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	172,353
GBP	15,911,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 15,911,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	469,447
GBP	3,601,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,601,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 01/19/47. (OTC) (CP-GS)	108,686

		Total Options on Interest Rate Swaps	2,843,968

		TOTAL OPTIONS PURCHASED (COST $7,452,790)	6,165,315

		SHORT-TERM INVESTMENTS — 3.5%

		Money Market Funds — 0.2%
	453,063	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (d)	453,063

		U.S. Government — 3.3%
	5,000,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (e)	4,999,890
	3,000,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (e)	2,999,961

		Total U.S. Government	7,999,851

		TOTAL SHORT-TERM INVESTMENTS (COST $8,452,563)	8,452,914

		TOTAL INVESTMENTS — 98.9% (Cost $231,409,497)	239,503,581
		Other Assets and Liabilities (net) —1.1%	2,595,774

		TOTAL NET ASSETS — 100.0%	$242,099,355

See accompanying notes to the financial statements.	47

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	6,776,500	USD	2,354,587	$(32,556)
03/03/2015	GS	BRL	20,473,500	USD	7,115,143	(97,012)
02/17/2016	GS	CHF	9,402,325	USD	10,242,502	212,402
04/21/2015	BCLY	EUR	1,768,977	USD	2,020,835	40,125
04/21/2015	BOA	EUR	1,795,781	USD	2,051,994	41,272
04/21/2015	GS	EUR	1,786,846	USD	2,042,151	41,433
04/21/2015	MSCI	EUR	1,795,781	USD	2,052,032	41,310
07/31/2015	GS	EUR	2,893,000	USD	3,288,184	43,897
07/31/2015	JPM	EUR	2,784,078	USD	3,188,953	66,814
10/23/2015	JPM	EUR	4,746,000	USD	5,414,094	82,731
10/26/2015	JPM	EUR	2,366,000	USD	2,693,715	35,716
10/30/2015	JPM	EUR	782,000	USD	896,782	18,192
11/02/2015	JPM	EUR	1,971,000	USD	2,244,338	29,738
11/16/2015	JPM	EUR	13,011,000	USD	15,010,791	387,105
03/23/2015	BCLY	GBP	1,799,338	USD	2,717,243	(60,280)
03/23/2015	BOA	GBP	886,240	USD	1,339,583	(28,449)
03/23/2015	GS	GBP	2,898,926	USD	4,374,949	(99,937)
07/13/2015	JPM	GBP	1,610,000	USD	2,423,396	(60,087)
04/24/2015	BCLY	JPY	382,921,820	USD	3,222,488	19,231
04/24/2015	BOA	JPY	777,447,334	USD	6,539,339	35,756
04/24/2015	GS	JPY	386,789,717	USD	3,253,922	18,308
05/14/2015	BCLY	KRW	8,970,941,000	USD	8,229,013	78,799
04/09/2015	BCLY	SEK	21,050,000	USD	2,651,017	125,210
04/09/2015	GS	SEK	22,659,372	USD	2,735,476	16,559
03/03/2015	BCLY	USD	2,354,423	BRL	6,776,500	32,719
03/03/2015	GS	USD	7,291,552	BRL	20,473,500	(79,398)
03/23/2015	DB	USD	1,213,071	GBP	800,000	21,838
03/23/2015	GS	USD	9,482,790	GBP	6,162,049	29,172
04/02/2015	BCLY	USD	2,331,900	BRL	6,776,500	33,510
04/02/2015	GS	USD	2,732,936	BRL	7,938,500	38,082

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/21/2015	GS	USD	1,282,848	EUR	1,145,000	$(800)
05/14/2015	BCLY	USD	8,693,072	INR	543,114,000	(48,889)
05/14/2015	BCLY	USD	5,030,469	KRW	5,587,864,000	46,179
07/13/2015	JPM	USD	3,696,611	GBP	2,458,000	94,942
07/31/2015	JPM	USD	3,168,461	EUR	2,784,078	(46,323)
10/23/2015	JPM	USD	5,521,496	EUR	4,746,000	(190,133)
10/26/2015	JPM	USD	2,763,251	EUR	2,366,000	(105,253)
10/30/2015	JPM	USD	1,337,103	EUR	1,173,000	(19,218)
11/02/2015	JPM	USD	2,240,266	EUR	1,971,000	(25,666)

						$737,039

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
10	U.S. Long Bond (CBT)	June 2015	$1,618,437	$(560)
10	U.S. Treasury Note 5 Yr. (CBT)	June 2015	1,192,813	(2,123)
119	U.S. Ultra Bond	June 2015	20,025,469	121,488

			$22,836,719	$118,805

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	255,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21 (OTC) (CP-DB)	$86,778	$(69,913)
Call	EUR	180,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	64,115	(65,968)
Call	EUR	77,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	26,689	(28,220)
Call	EUR	255,000	03/31/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	94,910	(99,875)
Call	EUR	3,170,920	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	228,210	(77,228)
Call	GBP	5,311,000	07/09/2015	GBP Call/USD Put, Strike 1.57 (OTC) (CP-JPM)	69,953	(99,754)

					$570,655	$(440,958)

48	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	1,019,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,019,000 EUR in which it will pay a rate of 0.813% and will receive 6 month EURIBOR, maturing on 11/20/25. (OTC) (CP-MSCI)	$22,032	$(22,851)
EUR	1,019,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,019,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 0.813%, maturing on 11/20/25. (OTC) (CP-MSCI)	22,032	(19,832)
EUR	200,280,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	70,982	(110,045)
EUR	4,984,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,984,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	147,231	(94,240)
EUR	5,007,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 5,007,000 EUR in which it will pay a rate of 0.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	133,614	(108,453)
EUR	2,008,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,008,000 EUR in which it will pay a rate of 1.13% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	40,070	(57,691)
EUR	3,270,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	107,347	(117,361)
EUR	4,018,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,018,000 EUR in which it will pay a rate of 1.38% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	163,914	(169,027)
EUR	3,270,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	113,683	(124,698)
EUR	3,270,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	121,883	(131,409)
EUR	3,270,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,270,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	128,219	(137,556)
GBP	4,239,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,239,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	231,743	(226,108)
GBP	15,911,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 15,911,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	843,946	(630,661)
GBP	3,601,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,601,000 GBP in which it will pay a rate of 1.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	200,468	(152,989)

				$2,347,164	$(2,102,921)

See accompanying notes to the financial statements.	49

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
742,505,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(1,602)
32,995,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(14,687)
16,406,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	80,278
15,298,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	58,066
7,881,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	35,262
20,319,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	103,262
8,051,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	34,719

							$295,298

					Premiums to (Pay) Receive		$(308,383)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spread is (0.71)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.22)% to (0.34)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
881,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	$701
881,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(2,920)

							$(2,219)

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,500,000	AUD	11/11/2024	BCI (f)	Receive	4.33%	6 Month AUD BBSW	$389,488
2,300,000	AUD	11/6/2024	BCI (f)	Receive	4.35%	6 Month AUD BBSW	86,430
6,300,000	AUD	11/7/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	229,277
5,200,000	AUD	11/13/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	188,179
3,284,000	AUD	2/19/2025	CSS (f)	Receive	3.40%	6 Month AUD BBSW	16,478
750,000	AUD	12/23/2034	BCI (f)	Receive	4.41%	6 Month AUD BBSW	31,813
369,000	AUD	12/30/2034	CSS (f)	Receive	4.37%	6 Month AUD BBSW	14,752
369,000	AUD	1/7/2035	BCI (f)	Receive	4.11%	6 Month AUD BBSW	9,719
381,000	AUD	1/8/2035	JPMF (f)	Receive	4.00%	6 Month AUD BBSW	7,987
759,000	AUD	1/9/2035	JPMF (f)	Receive	3.96%	6 Month AUD BBSW	14,320
761,000	AUD	1/13/2035	JPMF (f)	Receive	3.95%	6 Month AUD BBSW	13,853

50	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,134,000	AUD	1/13/2035	JPMF (f)	Receive	3.96%	6 Month AUD BBSW	$20,940
382,000	AUD	1/14/2035	JPMF (f)	Receive	3.91%	6 Month AUD BBSW	6,052
382,000	AUD	1/14/2035	JPMF (f)	Receive	3.91%	6 Month AUD BBSW	6,052
771,000	AUD	1/16/2035	BCI (f)	Receive	3.82%	6 Month AUD BBSW	8,579
379,000	AUD	1/20/2035	BCI (f)	Receive	3.76%	6 Month AUD BBSW	3,025
758,000	AUD	1/21/2035	BCI (f)	Receive	3.75%	6 Month AUD BBSW	5,948
25,000,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA	80,537
13,241,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA	25,193
7,001,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA	(21,829)
3,731,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA	17,464
7,791,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA	25,643
3,653,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA	18,781
5,267,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA	21,735
3,694,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA	(15,648)
769,000	CHF	1/13/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(1,834)
383,000	CHF	1/13/2035	CSS (f)	(Pay)	1.33%	6 Month CHF LIBOR	(5,184)
389,000	CHF	1/15/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(6,011)
1,570,000	CHF	1/16/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(24,244)
24,118,000	DKK	2/25/2020	CSS (f)	Receive	0.39%	6 Month DKK CIBOR	4,320
24,213,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(7,487)
24,383,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(8,447)
24,446,000	DKK	3/2/2020	CSS (f)	Receive	0.34%	6 Month DKK CIBOR	(4,733)
24,845,000	DKK	3/2/2020	CSS (f)	Receive	0.33%	6 Month DKK CIBOR	(8,047)
2,175,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(127,558)
545,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(31,612)
1,372,000	EUR	12/31/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(79,551)
495,000	EUR	1/8/2045	CSS (f)	(Pay)	1.63%	6 Month EURIBOR	(6,657)
1,227,000	EUR	1/21/2045	CSS (f)	(Pay)	1.67%	6 Month EURIBOR	(23,143)
1,330,000	EUR	2/18/2045	CSS (f)	(Pay)	1.45%	6 Month EURIBOR	14,351
1,203,000	EUR	2/25/2045	CSS (f)	(Pay)	1.61%	6 Month EURIBOR	(16,978)
268,400	EUR	3/3/2045	CSS (f)	(Pay)	1.51%	6 Month EURIBOR	875
872,200	EUR	6/3/2046	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	9,738
400,600	EUR	7/11/2046	CSS (f)	(Pay)	1.40%	6 Month EURIBOR	5,942
1,949,000	EUR	2/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	7,778
1,995,000	EUR	5/24/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	8,347
2,027,000	EUR	8/23/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	8,205
2,060,000	EUR	11/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	8,482
15,873,000	GBP	1/21/2025	BCI (f)	(Pay)	1.45%	SONIA Index	531,302
6,601,000	GBP	1/27/2025	BCI (f)	(Pay)	1.56%	SONIA Index	171,388
7,170,000	GBP	2/13/2045	BCI (f)	(Pay)	2.32%	6 Month GBP LIBOR	31,422
1,266,000,000	JPY	10/3/2024	BCI (f)	(Pay)	0.66%	6 Month JPY LIBOR	(179,858)
1,204,000,000	JPY	10/7/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	(168,583)
1,277,000,000	JPY	10/9/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	(177,531)
2,219,100,000	JPY	10/15/2024	CSS (f)	(Pay)	0.63%	6 Month JPY LIBOR	(270,874)

See accompanying notes to the financial statements.	51

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
170,000,000	JPY	11/7/2024	CSS (f)	(Pay)	0.60%	6 Month JPY LIBOR	$(16,211)
225,100,000	JPY	11/25/2024	CSS (f)	(Pay)	0.62%	6 Month JPY LIBOR	(24,567)
881,469,000	JPY	1/14/2025	CSS (f)	Receive	0.48%	6 Month JPY LIBOR	(11,703)
365,284,000	JPY	1/15/2025	CSS (f)	Receive	0.49%	6 Month JPY LIBOR	(1,907)
463,290,000	JPY	1/16/2025	CSS (f)	Receive	0.45%	6 Month JPY LIBOR	(17,648)
169,415,000	JPY	1/31/2025	CSS (f)	Receive	0.52%	6 Month JPY LIBOR	2,213
170,306,000	JPY	2/2/2025	CSS (f)	Receive	0.52%	6 Month JPY LIBOR	2,838
305,349,000	JPY	2/6/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	12,483
540,004,000	JPY	2/9/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	21,836
221,400,000	JPY	2/17/2025	CSS (f)	Receive	0.60%	6 Month JPY LIBOR	17,378
1,309,100,000	JPY	2/17/2025	CSS (f)	Receive	0.60%	6 Month JPY LIBOR	100,051
1,097,351,000	JPY	1/14/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	180,176
397,380,000	JPY	1/15/2035	CSS (f)	(Pay)	1.63%	6 Month JPY LIBOR	59,544
503,276,000	JPY	1/16/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	82,456
217,738,000	JPY	1/31/2045	CSS (f)	(Pay)	1.86%	6 Month JPY LIBOR	19,669
218,883,000	JPY	2/2/2045	CSS (f)	(Pay)	1.87%	6 Month JPY LIBOR	17,985
404,959,000	JPY	2/6/2045	CSS (f)	(Pay)	1.95%	6 Month JPY LIBOR	12,562
707,121,000	JPY	2/9/2045	CSS (f)	(Pay)	1.99%	6 Month JPY LIBOR	4,269
12,900,000	MXN	10/9/2024	BCI (f)	Receive	6.10%	TIIE	17,839
31,900,000	MXN	10/11/2024	BCI (f)	Receive	6.18%	TIIE	58,436
25,400,000	MXN	10/16/2024	BCI (f)	Receive	6.03%	TIIE	25,796
12,700,000	MXN	10/17/2024	BCI (f)	Receive	6.05%	TIIE	14,237
12,600,000	MXN	10/18/2024	BCI (f)	Receive	6.08%	TIIE	16,135
26,400,000	MXN	10/18/2024	BCI (f)	Receive	6.12%	TIIE	39,453
6,200,000	MXN	10/24/2024	BCI (f)	Receive	6.17%	TIIE	10,888
24,800,000	MXN	10/25/2024	BCI (f)	Receive	6.19%	TIIE	46,194
20,900,000	MXN	10/28/2024	BCI (f)	Receive	6.13%	TIIE	32,167
4,000,000	MXN	10/30/2024	BCI (f)	Receive	6.19%	TIIE	7,436
11,100,000	MXN	11/20/2024	BCI (f)	Receive	6.00%	TIIE	9,081
9,800,000	MXN	11/28/2024	BCI (f)	Receive	6.27%	TIIE	22,000
1,501,000	NZD	12/16/2024	BCI (f)	Receive	4.23%	3 Month NZD Bank Bill Rate	42,964
751,000	NZD	12/18/2024	BCI (f)	Receive	4.20%	3 Month NZD Bank Bill Rate	20,198
2,090,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	48,601
1,180,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	27,024
1,333,000	NZD	1/8/2025	BCI (f)	Receive	3.98%	3 Month NZD Bank Bill Rate	17,307
4,573,000	NZD	1/9/2025	BCI (f)	Receive	3.93%	3 Month NZD Bank Bill Rate	46,631
2,919,000	NZD	1/9/2025	BCI (f)	Receive	3.95%	3 Month NZD Bank Bill Rate	33,572
2,757,000	NZD	3/2/2025	BCI (f)	Receive	3.73%	3 Month NZD Bank Bill Rate	(6,094)
1,470,000	NZD	3/2/2025	BCI (f)	Receive	3.72%	3 Month NZD Bank Bill Rate	(4,652)
3,800,000	USD	1/29/2023	CSS (f)	(Pay)	2.30%	3 Month USD LIBOR	(91,086)
2,708,000	USD	12/15/2024	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	(52,442)
14,280,000	USD	8/15/2025	BCI (f)	(Pay)	0.00%	3 Month USD LIBOR	(599,024)
680,000	USD	12/16/2034	CSS (f)	(Pay)	2.65%	3 Month USD LIBOR	(25,949)
710,000	USD	1/9/2035	CSS (f)	(Pay)	2.39%	3 Month USD LIBOR	3,375

52	See accompanying notes to the financial statements.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
4,800,225	USD	2/15/2041	CSS (f)	(Pay)	2.60%	3 Month USD LIBOR	$(85,561)
4,939,722	USD	2/15/2041	CSS (f)	(Pay)	2.53%	3 Month USD LIBOR	(16,786)
1,515,274	USD	2/15/2041	CSS (f)	Receive	2.64%	3 Month USD LIBOR	11,064
2,174,300	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	15,775
2,313,797	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	17,097
3,322,803	USD	2/15/2041	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(33,724)
3,385,988	USD	2/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(2,573)
1,595,584	USD	2/15/2041	JPMF (f)	Receive	2.57%	3 Month USD LIBOR	11,844
1,532,400	USD	2/15/2041	JPMF (f)	Receive	2.62%	3 Month USD LIBOR	11,230
3,291,682	USD	2/15/2041	JPMF (f)	(Pay)	2.56%	3 Month USD LIBOR	(33,232)
1,519,170	USD	2/15/2041	JPMF (f)	Receive	2.63%	3 Month USD LIBOR	10,260
3,281,180	USD	2/15/2041	CSS (f)	(Pay)	2.59%	3 Month USD LIBOR	(54,247)
1,490,773	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	10,833
12,048,000	USD	11/15/2041	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	341,913
6,139,000	USD	11/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(44,472)
3,530,000	USD	11/15/2041	BCI (f)	(Pay)	2.38%	3 Month USD LIBOR	70,595
3,530,000	USD	11/15/2041	BCI (f)	(Pay)	2.32%	3 Month USD LIBOR	112,968
5,011,000	USD	11/15/2041	CSS (f)	(Pay)	2.44%	3 Month USD LIBOR	35,030
5,666,800	USD	2/15/2042	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(102,771)
6,110,000	USD	11/15/2042	CSS (f)	(Pay)	2.61%	3 Month USD LIBOR	(172,031)
10,200,000	USD	2/15/2043	CSS (f)	(Pay)	3.04%	3 Month USD LIBOR	(1,204,797)
6,110,000	USD	2/15/2044	CSS (f)	(Pay)	2.62%	3 Month USD LIBOR	(175,744)
1,346,000	USD	2/9/2045	CSS (f)	(Pay)	2.18%	3 Month USD LIBOR	92,842
658,000	USD	2/12/2045	CSS (f)	(Pay)	2.46%	3 Month USD LIBOR	3,594
3,305,677	USD	2/15/2041	CSS (f)	(Pay)	2.57%	3 Month USD LIBOR	(42,168)

							$(142,964)

					Premiums to (Pay) Receive		$1,974

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
3,697,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$2,550
1,837,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(1,769)

						$781

					Premiums to (Pay) Receive	$—

See accompanying notes to the financial statements.	53

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
5,500,000	USD	4/30/2015	BCLY	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	$(53,251)
24,467,975	USD	4/30/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	(239,146)
120,000,000	USD	5/29/2015	BCLY	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	(1,161,832)
63,718,678	USD	7/31/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	(622,775)
24,467,975	USD	9/30/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	(239,146)

						$(2,316,150)

					Premiums to (Pay) Receive	$—

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

54	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +17.02% for the fiscal year ended February 28, 2015, as compared with +12.81% for the J.P. Morgan GBI Global ex-Japan ex-U.S. (Hedged).

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 4.21%. Developed markets currency selection (primarily through currency forwards and options) contributed positively during the fiscal year, leading gains. In addition, asset-backed securities held indirectly through DOF and WOOF also added value during the year. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF detracted.

The currency strategy was the main driver of positive performance during the fiscal year. The Fund’s long and short positions in the euro, Japanese yen, Swedish krona, South Korean won, New Zealand dollar, and British pound were successful during the year, while the position in India rupee detracted.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, structured products benefited from continued healing in credit markets, overall spread compression in fixed income markets, as well as continued steady healing in consumer credit and U.S. housing markets. The net contribution from asset-backed securities therefore remained positive.

Developed markets interest rate positioning detracted during the fiscal year. While the Fund’s U.S., Swedish, Australian, Canadian, and Mexican positions were successful, Japanese, U.K., Euro-area, and Swiss positions detracted.

Exposure to emerging country debt detracted during the fiscal year, given spread widening on the asset class.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

56

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Bond Fund Class III Shares and the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

57

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	81.6%
Short-Term Investments	14.3
Options Purchased	2.7
Forward Currency Contracts	1.3
Swap Contracts	0.4
Futures Contracts	0.3
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written/Credit Linked Options	(1.2)
Other	0.5

100.0%

Country/Region Summary**	% of Investments
Euro Region***	66.9%
Australia	21.3
New Zealand	18.2
Mexico	13.5
Emerging****	8.0
Canada	6.3
Brazil	4.0
United States	0.7
United Kingdom	(0.7)
Switzerland	(4.5)
Japan	(33.7)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Brazil, Turkey, Venezuela, Russia, Indonesia, Argentina, Hungary, Philippines and South Africa. Additional information about Emerging Country Debt Fund’s emerging country exposure is available in the country/region summary of its financial statements.

^	Rounds to 0.0%.

58

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 67.5%

		Belgium — 3.7%
		Foreign Government Obligations
EUR	610,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	1,164,223
EUR	1,020,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	1,451,569

		Total Belgium	2,615,792

		France — 10.9%
		Foreign Government Obligations
EUR	3,220,000	Government of France, 3.25%, due 10/25/21	4,337,738
EUR	1,840,000	Government of France, 4.50%, due 04/25/41	3,514,472

		Total France	7,852,210

		Germany — 4.0%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34	2,866,318

		Italy — 18.3%
		Foreign Government Obligations
EUR	2,750,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	3,377,341
EUR	5,140,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	6,747,172
EUR	2,060,000	Republic of Italy, 4.00%, due 02/01/37	3,027,753

		Total Italy	13,152,266

		Netherlands — 3.5%
		Foreign Government Obligations
EUR	470,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	619,926
EUR	1,060,000	Netherlands Government Bond, 5.50%, due 01/15/28	1,905,145

		Total Netherlands	2,525,071

		Spain — 9.6%
		Foreign Government Obligations
EUR	2,310,000	Government of Spain, 2.10%, due 04/30/17	2,690,371
EUR	1,190,000	Government of Spain, 4.20%, due 01/31/37	1,825,506
EUR	1,680,000	Government of Spain, 5.50%, due 04/30/21	2,411,726

		Total Spain	6,927,603

		United Kingdom — 16.6%
		Foreign Government Obligations
GBP	3,260,000	United Kingdom Gilt, Reg. S, 1.75%, due 07/22/19	5,146,859

Par Value / Shares / Principal Amount		Description	Value ($)
		Foreign Government Obligations — continued
GBP	800,000	United Kingdom Gilt, Reg. S, 1.75%, due 01/22/17	1,262,595
GBP	2,960,000	United Kingdom Gilt, Reg. S, 3.50%, due 01/22/45	5,537,087

		Total United Kingdom	11,946,541

		United States — 0.9%
		U.S. Government
USD	627,874	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a) (b)	637,488

		TOTAL DEBT OBLIGATIONS (COST $49,589,847)	48,523,289

		MUTUAL FUNDS — 28.5%

		United States
		Affiliated Issuers
	132,128	GMO Debt Opportunities Fund, Class VI	3,276,775
	349,002	GMO Emerging Country Debt Fund, Class IV	3,308,535
	4,289	GMO U.S. Treasury Fund	107,222
	540,514	GMO World Opportunity Overlay Fund	13,783,104

		TOTAL MUTUAL FUNDS (COST $17,887,556)	20,475,636

		OPTIONS PURCHASED — 2.5%

		Currency Options — 1.3%
EUR	229,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	652
EUR	229,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	7,551
EUR	383,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	2,906
EUR	383,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	11,540
EUR	1,847,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	16,854
EUR	1,847,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	93,826
EUR	462,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	5,004
EUR	462,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	21,733
EUR	1,717,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	21,201
EUR	114,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	1,475
EUR	114,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	5,229
EUR	3,077,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	69,486

See accompanying notes to the financial statements.	59

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Currency Options — continued
EUR	1,539,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	37,834
EUR	763,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	11,945
EUR	1,267,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	19,904
EUR	918,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	26,771
EUR	918,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	47,789
EUR	381,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	9,921
EUR	381,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	21,474
EUR	377,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	10,201
EUR	377,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	21,187
EUR	76,000	EUR Put/USD Call, One-Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	25,089
EUR	53,000	EUR Put/USD Call, One-Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	17,496
EUR	23,000	EUR Put/USD Call, One-Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	7,593
EUR	76,000	EUR Put/USD Call, One-Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	24,877
EUR	1,366,999	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	156,223
GBP	805,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	44,327
GBP	805,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	15,859
GBP	1,599,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	11,321
GBP	326,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	11,663
GBP	163,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	5,613
GBP	326,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	12,142
GBP	163,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	6,243
GBP	1,400,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	74,806
GBP	670,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	22,202
GBP	670,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	41,035
USD	553,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	10,229

Principal Amount		Description	Value ($)

		Currency Options — continued
USD	553,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	9,453
USD	332,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	14,035
USD	332,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	11,072

		Total Currency Options	985,761

		Options on Interest Rate Swaps — 1.2%
EUR	132,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 132,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.24%, maturing on 03/20/15. (OTC) (CP-GS)	2,671
EUR	56,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 56,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.25%, maturing on 03/20/45. (OTC) (CP-GS)	1,237
EUR	132,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 132,000 EUR in which it will pay a rate of 1.24% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	2,364
EUR	56,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 56,000 EUR in which it will pay a rate of 1.25% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	914
EUR	302,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 302,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.28%, maturing on 11/20/45. (OTC) (CP-MSCI)	21,147
EUR	302,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 302,000 EUR in which it will pay a rate of 1.28% and will receive 6 month EURIBOR, maturing on 11/24/45. (OTC) (CP-MSCI)	19,273
EUR	59,332,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	217,047

60	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	749,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 749,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.56%, maturing on 02/22/46. (OTC) (CP-GS)	41,732
EUR	749,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 749,000 EUR in which it will pay a rate of 1.56% and will receive 6 month EURIBOR, maturing on 02/22/46. (OTC) (CP-GS)	40,530
EUR	1,500,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,500,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	35,173
EUR	1,511,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,511,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.99%, maturing on 07/07/46. (OTC) (CP-GS)	33,359
EUR	604,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 604,000 EUR in which it will pay a rate of 1.9% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	17,099
EUR	954,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	34,475
EUR	1,126,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,126,000 EUR in which it will pay a rate of 1.88% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	36,084
EUR	954,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	36,790

Principal Amount / Shares /		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	954,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	39,055
EUR	954,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	40,918
GBP	1,259,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,259,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	51,190
GBP	4,721,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,721,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	139,291
GBP	1,065,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,065,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	32,144

		Total Options on Interest Rate Swaps	842,493

		TOTAL OPTIONS PURCHASED (COST $2,210,899)	1,828,254

		SHORT-TERM INVESTMENTS — 0.3%

		Money Market Funds
	188,227	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (c)	188,227

		TOTAL SHORT-TERM INVESTMENTS (COST $188,227)	188,227

		TOTAL INVESTMENTS — 98.8% (Cost $69,876,529)	71,015,406
		Other Assets and Liabilities (net) — 1.2%	875,117

		TOTAL NET ASSETS — 100.0%	$71,890,523

See accompanying notes to the financial statements.	61

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	2,009,500	USD	698,228	$(9,654)
03/03/2015	GS	BRL	6,092,500	USD	2,117,690	(28,502)
02/17/2016	GS	CHF	2,801,800	USD	3,051,844	62,973
04/21/2015	BCLY	EUR	8,434,856	USD	9,635,769	191,325
04/21/2015	BOA	EUR	8,562,658	USD	9,784,335	196,793
04/21/2015	GS	EUR	8,520,057	USD	9,737,403	197,560
04/21/2015	MSCI	EUR	8,562,658	USD	9,784,515	196,973
07/31/2015	GS	EUR	864,000	USD	982,022	13,110
07/31/2015	JPM	EUR	7,154,589	USD	8,195,045	171,700
10/23/2015	JPM	EUR	1,391,000	USD	1,586,811	24,248
10/26/2015	JPM	EUR	694,000	USD	790,126	10,476
10/30/2015	JPM	EUR	231,000	USD	264,906	5,374
11/02/2015	JPM	EUR	581,000	USD	661,573	8,766
11/16/2015	JPM	EUR	3,907,000	USD	4,507,506	116,242
03/23/2015	BCLY	GBP	967,740	USD	1,461,418	(32,420)
03/23/2015	BOA	GBP	476,647	USD	720,469	(15,301)
03/23/2015	DB	GBP	6,800,000	USD	10,472,918	(23,808)
03/23/2015	GS	GBP	1,180,767	USD	1,782,527	(40,148)
07/13/2015	JPM	GBP	485,000	USD	730,029	(18,101)
04/24/2015	BCLY	JPY	113,068,263	USD	951,529	5,678
04/24/2015	BOA	JPY	229,562,838	USD	1,930,921	10,558
04/24/2015	GS	JPY	114,210,366	USD	960,810	5,406
05/14/2015	BCLY	KRW	2,631,028,000	USD	2,413,433	23,110
04/09/2015	BCLY	SEK	6,800,000	USD	856,385	40,448
04/09/2015	GS	SEK	6,116,170	USD	736,685	2,801
03/03/2015	BCLY	USD	698,179	BRL	2,009,500	9,703
03/03/2015	GS	USD	2,169,813	BRL	6,092,500	(23,621)
03/23/2015	DB	USD	394,248	GBP	260,000	7,097
03/23/2015	GS	USD	2,766,102	GBP	1,797,808	9,061
04/02/2015	BCLY	USD	691,500	BRL	2,009,500	9,937
04/02/2015	GS	USD	805,036	BRL	2,338,500	11,242
04/21/2015	GS	USD	146,771	EUR	131,000	(91)
05/14/2015	BCLY	USD	2,578,387	INR	161,051,000	(15,105)
05/14/2015	BCLY	USD	1,466,035	KRW	1,628,666,000	13,628
07/13/2015	JPM	USD	1,112,893	GBP	740,000	28,583
07/31/2015	JPM	USD	8,153,691	EUR	7,154,589	(130,346)
10/23/2015	JPM	USD	1,618,289	EUR	1,391,000	(55,726)
10/26/2015	JPM	USD	810,523	EUR	694,000	(30,873)
10/30/2015	JPM	USD	395,545	EUR	347,000	(5,685)
11/02/2015	JPM	USD	660,373	EUR	581,000	(7,566)

						$935,845

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
9	Australian Government Bond 10 Yr.	March 2015	$925,692	$31,947
13	Australian Government Bond 3 Yr.	March 2015	1,140,827	12,598
21	Canadian Government Bond 10 Yr.	June 2015	2,412,959	7,244
64	Euro BOBL	March 2015	9,395,008	107,460
16	Euro Bund	March 2015	2,855,100	42,007
2	Euro BUXL Bond 30 Yr.	March 2015	373,091	(944)
34	U.S. Ultra Bond	June 2015	5,721,563	34,484
10	UK Gilt Long Bond	June 2015	1,830,544	(14,384)

			$24,654,784	$220,412

Sales
88	Euro SCHATZ	March 2015	$10,961,902	$(38,175)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

62	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	76,000	02/24/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.21 (OTC) (CP-DB)	$25,863	$(20,837)
Call	EUR	53,000	02/29/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	18,878	(19,424)
Call	EUR	23,000	02/29/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	7,972	(8,429)
Call	EUR	76,000	03/31/2016	EUR Call/USD Put, One-Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	28,287	(29,767)
Call	EUR	928,074	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	66,793	(22,603)
Call	GBP	1,599,000	07/09/2015	GBP Call/USD Put, Strike 1.57 (OTC) (CP-JPM)	21,061	(30,033)

					$168,854	$(131,093)

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	302,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 302,000 EUR in which it will pay a rate of 0.813% and will receive 6 month EURIBOR, maturing on 11/24/25. (OTC) (CP-MSCI)	$6,530	$(6,772)
EUR	302,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 302,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 0.813%, maturing on 11/20/25(OTC) (CP-MSCI)	6,530	(5,878)
EUR	59,332,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	21,028	(32,600)
EUR	1,500,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,500,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 06/03/46. (OTC) (CP-GS)	44,311	(28,363)
EUR	1,511,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,511,000 EUR in which it will pay a rate of 0.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	40,322	(32,729)
EUR	604,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 604,000 EUR in which it will pay a rate of 1.13% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	12,053	(17,353)
EUR	954,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	31,318	(34,239)
EUR	1,211,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,211,000 EUR in which it will pay a rate of 1.38% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	49,403	(50,944)
EUR	954,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	33,166	(36,380)
EUR	954,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	35,559	(38,338)
EUR	954,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 954,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	37,407	(40,131)
GBP	1,259,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,259,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	68,828	(67,155)

See accompanying notes to the financial statements.	63

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps (continued)

Principal Amount		Expirat ion Date	Description	Premiums	Market Value
GBP	4,721,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 4,721,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	$250,410	$(187,125)
GBP	1,065,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 1,065,000 GBP in which it will pay a rate of 1.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	59,288	(45,247)

				$696,153	$(623,254)

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
221,270,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(478)
9,775,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(4,351)
4,861,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	23,786
4,533,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	17,206
2,335,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	10,447
6,020,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	30,594
2,385,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	10,285

							$87,489

					Premiums to (Pay) Receive		$(91,368)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spread is (0.71)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.22)% to (0.34)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
245,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	$195
245,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(812)

							$(617)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

64	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
3,200,000	AUD	11/11/2024	BCI (d)	Receive	4.33%	6 Month AUD BBSW	$118,701
700,000	AUD	11/6/2024	BCI (d)	Receive	4.35%	6 Month AUD BBSW	26,305
1,900,000	AUD	11/7/2024	BCI (d)	Receive	4.31%	6 Month AUD BBSW	69,147
2,100,000	AUD	11/13/2024	BCI (d)	Receive	4.31%	6 Month AUD BBSW	75,996
281,000	AUD	2/19/2025	CSS (d)	Receive	3.40%	6 Month AUD BBSW	1,410
224,000	AUD	12/23/2034	BCI (d)	Receive	4.41%	6 Month AUD BBSW	9,502
111,000	AUD	12/30/2034	CSS (d)	Receive	4.37%	6 Month AUD BBSW	4,438
111,000	AUD	1/7/2035	BCI (d)	Receive	4.11%	6 Month AUD BBSW	2,923
115,000	AUD	1/8/2035	JPMF (d)	Receive	4.00%	6 Month AUD BBSW	2,411
228,000	AUD	1/9/2035	JPMF (d)	Receive	3.96%	6 Month AUD BBSW	4,302
229,000	AUD	1/13/2035	JPMF (d)	Receive	3.95%	6 Month AUD BBSW	4,169
341,000	AUD	1/13/2035	JPMF (d)	Receive	3.96%	6 Month AUD BBSW	6,297
115,000	AUD	1/14/2035	JPMF (d)	Receive	3.91%	6 Month AUD BBSW	1,822
115,000	AUD	1/14/2035	JPMF (d)	Receive	3.91%	6 Month AUD BBSW	1,822
226,000	AUD	1/16/2035	BCI (d)	Receive	3.82%	6 Month AUD BBSW	2,515
111,000	AUD	1/20/2035	BCI (d)	Receive	3.76%	6 Month AUD BBSW	886
222,000	AUD	1/21/2035	BCI (d)	Receive	3.75%	6 Month AUD BBSW	1,742
7,500,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA	24,161
3,839,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA	7,304
1,080,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA	5,552
2,301,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA	7,573
1,013,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA	(4,291)
2,145,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA	(6,688)
1,123,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA	5,256
1,562,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA	6,446
231,000	CHF	1/13/2035	CSS (d)	(Pay)	1.22%	6 Month CHF LIBOR	(551)
115,000	CHF	1/13/2035	CSS (d)	(Pay)	1.33%	6 Month CHF LIBOR	(1,557)
117,000	CHF	1/15/2035	CSS (d)	(Pay)	1.35%	6 Month CHF LIBOR	(1,808)
472,000	CHF	1/16/2035	CSS (d)	(Pay)	1.35%	6 Month CHF LIBOR	(7,289)
7,152,000	DKK	2/25/2020	CSS (d)	Receive	0.39%	6 Month DKK CIBOR	1,281
7,155,000	DKK	2/27/2020	CSS (d)	Receive	0.32%	6 Month DKK CIBOR	(2,212)
7,180,000	DKK	2/27/2020	CSS (d)	Receive	0.32%	6 Month DKK CIBOR	(2,487)
7,242,000	DKK	3/2/2020	CSS (d)	Receive	0.34%	6 Month DKK CIBOR	(1,402)
7,414,000	DKK	3/2/2020	CSS (d)	Receive	0.33%	6 Month DKK CIBOR	(2,401)
3,890,000	EUR	11/28/2016	CSS (d)	Receive	0.10%	6 Month EURIBOR	6,318
651,000	EUR	12/24/2044	CSS (d)	(Pay)	1.96%	6 Month EURIBOR	(38,180)
163,000	EUR	12/24/2044	CSS (d)	(Pay)	1.96%	6 Month EURIBOR	(9,455)
410,000	EUR	12/31/2044	CSS (d)	(Pay)	1.96%	6 Month EURIBOR	(23,773)
149,000	EUR	1/8/2045	CSS (d)	(Pay)	1.63%	6 Month EURIBOR	(2,004)
279,000	EUR	1/21/2045	CSS (d)	(Pay)	1.67%	6 Month EURIBOR	(5,262)
410,000	EUR	2/18/2045	CSS (d)	(Pay)	1.45%	6 Month EURIBOR	4,424
357,000	EUR	2/25/2045	CSS (d)	(Pay)	1.61%	6 Month EURIBOR	(5,039)
79,500	EUR	3/3/2045	CSS (d)	(Pay)	1.51%	6 Month EURIBOR	259

See accompanying notes to the financial statements.	65

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
262,500	EUR	6/3/2046	CSS (d)	(Pay)	1.43%	6 Month EURIBOR	$2,931
120,900	EUR	7/11/2046	CSS (d)	(Pay)	1.40%	6 Month EURIBOR	1,793
569,000	EUR	2/22/2047	CSS (d)	Receive	1.55%	6 Month EURIBOR	2,271
582,000	EUR	5/24/2047	CSS (d)	Receive	1.55%	6 Month EURIBOR	2,435
591,000	EUR	8/23/2047	CSS (d)	Receive	1.55%	6 Month EURIBOR	2,392
601,000	EUR	11/22/2047	CSS (d)	Receive	1.55%	6 Month EURIBOR	2,475
4,651,000	GBP	1/21/2025	BCI (d)	(Pay)	1.45%	SONIA Index	155,679
1,966,000	GBP	1/27/2025	BCI (d)	(Pay)	1.56%	SONIA Index	51,045
2,130,000	GBP	2/13/2045	BCI (d)	(Pay)	2.32%	6 Month GBP LIBOR	9,335
422,000,000	JPY	10/3/2024	BCI (d)	(Pay)	0.66%	6 Month JPY LIBOR	(61,963)
400,000,000	JPY	10/7/2024	CSS (d)	(Pay)	0.65%	6 Month JPY LIBOR	(56,008)
427,000,000	JPY	10/9/2024	CSS (d)	(Pay)	0.65%	6 Month JPY LIBOR	(59,362)
667,400,000	JPY	10/15/2024	CSS (d)	(Pay)	0.63%	6 Month JPY LIBOR	(81,466)
50,000,000	JPY	11/7/2024	CSS (d)	Receive	0.60%	6 Month JPY LIBOR	4,759
77,200,000	JPY	11/25/2024	CSS (d)	(Pay)	0.62%	6 Month JPY LIBOR	(8,426)
294,246,000	JPY	1/14/2025	CSS (d)	Receive	0.48%	6 Month JPY LIBOR	(3,907)
109,837,000	JPY	1/15/2025	CSS (d)	Receive	0.49%	6 Month JPY LIBOR	(573)
139,301,000	JPY	1/16/2025	CSS (d)	Receive	0.45%	6 Month JPY LIBOR	(5,306)
50,050,000	JPY	1/31/2025	CSS (d)	Receive	0.52%	6 Month JPY LIBOR	654
50,158,000	JPY	2/2/2025	CSS (d)	Receive	0.52%	3 Month JPY LIBOR	836
90,507,000	JPY	2/6/2025	CSS (d)	Receive	0.55%	6 Month JPY LIBOR	3,700
159,370,000	JPY	2/9/2025	CSS (d)	Receive	0.55%	6 Month JPY LIBOR	6,445
67,800,000	JPY	2/17/2025	CSS (d)	Receive	0.60%	6 Month JPY LIBOR	5,322
388,300,000	JPY	2/17/2025	CSS (d)	Receive	0.60%	6 Month JPY LIBOR	29,677
330,449,000	JPY	1/14/2035	CSS (d)	(Pay)	1.61%	6 Month JPY LIBOR	54,257
119,488,000	JPY	1/15/2035	CSS (d)	(Pay)	1.63%	6 Month JPY LIBOR	17,904
151,324,000	JPY	1/16/2035	CSS (d)	(Pay)	1.61%	6 Month JPY LIBOR	24,793
64,326,000	JPY	1/31/2045	CSS (d)	(Pay)	1.86%	6 Month JPY LIBOR	5,811
64,465,000	JPY	2/2/2045	CSS (d)	(Pay)	1.87%	3 Month JPY LIBOR	5,297
120,032,000	JPY	2/6/2045	CSS (d)	(Pay)	1.95%	6 Month JPY LIBOR	3,723
208,691,000	JPY	2/9/2045	CSS (d)	(Pay)	1.99%	6 Month JPY LIBOR	1,260
4,200,000	MXN	10/9/2024	BCI (d)	Receive	6.10%	TIIE	5,808
10,000,000	MXN	10/11/2024	BCI (d)	Receive	6.18%	TIIE	18,319
8,000,000	MXN	10/16/2024	BCI (d)	Receive	6.03%	TIIE	8,125
4,000,000	MXN	10/17/2024	BCI (d)	Receive	6.05%	TIIE	4,484
4,000,000	MXN	10/18/2024	BCI (d)	Receive	6.08%	TIIE	5,122
5,700,000	MXN	10/18/2024	BCI (d)	Receive	6.12%	TIIE	8,518
2,000,000	MXN	10/24/2024	BCI (d)	Receive	6.17%	TIIE	3,512
8,000,000	MXN	10/25/2024	BCI (d)	Receive	6.19%	TIIE	14,901
7,200,000	MXN	10/28/2024	BCI (d)	Receive	6.13%	TIIE	11,081
1,200,000	MXN	10/30/2024	BCI (d)	Receive	6.19%	TIIE	2,231
3,700,000	MXN	11/20/2024	BCI (d)	Receive	6.00%	TIIE	3,027
2,700,000	MXN	11/28/2024	BCI (d)	Receive	6.27%	TIIE	6,061
458,000	NZD	12/16/2024	BCI (d)	Receive	4.23%	3 Month NZD Bank Bill Rate	13,110
229,000	NZD	12/18/2024	BCI (d)	Receive	4.20%	3 Month NZD Bank Bill Rate	6,159

66	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
610,000	NZD	12/22/2024	BCI (d)	Receive	4.14%	3 Month NZD Bank Bill Rate	$14,185
350,000	NZD	12/22/2024	BCI (d)	Receive	4.14%	3 Month NZD Bank Bill Rate	8,016
402,000	NZD	1/8/2025	BCI (d)	Receive	3.98%	3 Month NZD Bank Bill Rate	5,219
1,380,000	NZD	1/9/2025	BCI (d)	Receive	3.93%	3 Month NZD Bank Bill Rate	14,072
881,000	NZD	1/9/2025	BCI (d)	Receive	3.95%	3 Month NZD Bank Bill Rate	10,132
757,000	NZD	3/2/2025	BCI (d)	Receive	3.73%	3 Month NZD Bank Bill Rate	(1,673)
435,000	NZD	3/2/2025	BCI (d)	Receive	3.72%	3 Month NZD Bank Bill Rate	(1,377)
803,000	USD	12/15/2024	CSS (d)	(Pay)	2.33%	3 Month USD LIBOR	(15,551)
200,000	USD	12/16/2034	CSS (d)	(Pay)	2.65%	3 Month USD LIBOR	(7,632)
213,000	USD	1/9/2035	CSS (d)	(Pay)	2.39%	3 Month USD LIBOR	1,013
886,081	USD	2/15/2041	CSS (d)	(Pay)	2.56%	3 Month USD LIBOR	(8,993)
902,930	USD	2/15/2041	CSS (d)	(Pay)	2.51%	3 Month USD LIBOR	(686)
425,489	USD	2/15/2041	JPMF (d)	Receive	2.57%	3 Month USD LIBOR	3,158
408,640	USD	2/15/2041	JPMF (d)	Receive	2.62%	3 Month USD LIBOR	2,995
980,936	USD	2/15/2041	JPMF (d)	(Pay)	2.56%	3 Month USD LIBOR	(9,903)
452,719	USD	2/15/2041	JPMF (d)	Receive	2.63%	3 Month USD LIBOR	3,057
874,980	USD	2/15/2041	CSS (d)	(Pay)	2.59%	3 Month USD LIBOR	(14,466)
1,527,344	USD	2/15/2041	CSS (d)	(Pay)	2.60%	3 Month USD LIBOR	(27,224)
1,571,730	USD	2/15/2041	CSS (d)	(Pay)	2.53%	3 Month USD LIBOR	(5,341)
404,073	USD	2/15/2041	CSS (d)	Receive	2.64%	3 Month USD LIBOR	2,950
691,823	USD	2/15/2041	CSS (d)	Receive	2.66%	3 Month USD LIBOR	5,019
736,208	USD	2/15/2041	CSS (d)	Receive	2.66%	3 Month USD LIBOR	5,440
397,540	USD	2/15/2041	CSS (d)	Receive	2.66%	3 Month USD LIBOR	2,889
881,514	USD	2/15/2041	CSS (d)	(Pay)	2.57%	3 Month USD LIBOR	(11,245)

							$490,858

						Premiums to (Pay) Receive	$588

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
1,093,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$754
543,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(523)

						$231

					Premiums to (Pay) Receive	$—

See accompanying notes to the financial statements.	67

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(d)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

68	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO Debt Opportunities Fund returned +3.98% for the fiscal year ended February 28, 2015, as compared with +0.35% for the J.P. Morgan U.S. 3 Month Cash Index. The Fund outperformed its benchmark during the fiscal year by 3.63%, with outperformance driven by overweight in various ABS sectors, in particular subprime RMBS.

Subprime RMBS benefited from continued healing in credit markets, overall spread compression in fixed income markets, as well as continued steady healing in consumer credit and U.S. housing markets. The Fund’s cash balance partially offset positive exposures and was a drag on performance. The credit rating on 12 of the Fund’s currently held securities was downgraded during the fiscal year, representing 5% of its current market value; conversely 43 of the Fund’s securities were upgraded, representing 19% of the portfolio’s current market value. At fiscal year-end, approximately 13% of the portfolio was rated AAA, 30% of the portfolio was rated single-A or better, and 46% of the portfolio was rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

70

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Debt Opportunities Fund Class VI Shares and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .40% on the purchase and .40% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

71

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	72.1%
Short-Term Investments	25.4
Mutual Funds	2.5
Options Purchased	0.0	^
Futures Contracts	0.0	^
Swap Contracts	(0.0	)^
Other	0.0	^

	100.0%

Industry Sector Summary	% of Debt Obligations
Residential Mortgage-Backed Securities – Subprime	16.8%
Auto Retail Subprime	14.7
Commercial Mortgage-Backed Securities	14.0
Student Loans	13.8
Collateralized Loan Obligations	9.1
Residential Mortgage-Backed Securities – Other	6.2
Time Share	4.9
Miscellaneous	3.8
Consumer Loans	3.0
Auto Other	2.2
U.S. Government Agency	1.9
Business Equipment Loans	1.8
Auto Retail Prime	1.8
Auto Rental	1.7
Residential Mortgage-Backed Securities – Overseas	1.2
Residential Mortgage-Backed Securities – Non-Performing Loans	0.9
Insured Residential Mortgage-Backed Securities	0.8
Collateralized Debt Obligations	0.8
Insured Other	0.6

	100.0%

^	Rounds to 0.0%.
*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

72

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 72.1%

	Asset-Backed Securities — 70.7%
	Auto Other — 1.6%
5,500,000	Ally Master Owner Trust, Series 12-3, Class D, 144A, 1 mo. LIBOR + 2.35%, 2.52%, due 06/15/17	5,530,910
3,600,000	Chesapeake Funding LLC, Series 12-2A, Class C, 144A, 1 mo. LIBOR + 1.55%, 1.72%, due 05/07/24	3,622,500
2,500,000	Chesapeake Funding LLC, Series 12-2A, Class D, 144A, 1 mo. LIBOR + 1.85%, 2.02%, due 05/07/24	2,523,242
5,490,000	Ford Credit Floorplan Master Owner Trust, Series 12-5, Class D, 2.73%, due 09/15/19	5,495,655
4,824,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class D, 1.82%, due 01/15/18	4,831,815
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-2, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.42%, due 09/25/18	7,008,309

	Total Auto Other	29,012,431

	Auto Rental — 1.2%
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-2A, Class C, 144A, 3.52%, due 02/20/20	4,990,650
4,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 14-1A, Class C, 144A, 3.75%, due 07/20/20	4,497,615
7,000,000	Hertz Fleet Lease Funding LP, Series 13-3, Class D, 144A, 1 mo. LIBOR + 2.00%, 2.17%, due 12/10/27	7,034,580
5,000,000	Hertz Fleet Lease Funding LP, Series 14-1, Class E, 144A, 1 mo. LIBOR + 1.95%, 2.12%, due 04/10/28	4,985,500

	Total Auto Rental	21,508,345

	Auto Retail Prime — 1.0%
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,575,294
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,247,356

	Total Auto Retail Prime	17,822,650

	Auto Retail Subprime — 10.6%
11,430,000	AmeriCredit Automobile Receivables Trust, Series 12-2, Class E, 144A, 4.85%, due 08/08/19	11,803,304
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,510,350

Par Value ($)	Description	Value ($)

	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
9,000,000	AmeriCredit Automobile Receivables Trust, Series 13-3, Class E, 144A, 3.74%, due 12/08/20	9,155,700
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 3.37%, due 11/08/21	13,702,819
2,320,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,355,886
1,330,000	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,352,653
2,240,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	2,242,178
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	3,937,160
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,512,480
253,276	CPS Auto Trust, Series 11-C, Class D, 144A, 10.00%, due 03/15/19	254,999
315,780	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	319,216
1,157,953	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	1,167,715
279,313	CPS Auto Trust, Series 12-D, Class E, 144A, 7.26%, due 03/16/20	282,332
1,658,380	CPS Auto Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	1,668,181
739,927	CPS Auto Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	748,991
7,533,713	CPS Auto Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	7,599,332
2,508,269	CPS Auto Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	2,543,585
12,922,827	DT Auto Owner Trust, Series 12-2A, Class D, 144A, 4.35%, due 03/15/19	13,033,963
18,050,000	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	18,161,760
8,000,000	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	8,143,760
7,000,000	Exeter Automobile Receivables Trust, Series 13-1A, Class D, 144A, 5.05%, due 10/15/19	7,069,440
25,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	26,207,709
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,033,780
12,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	12,364,416

See accompanying notes to the financial statements.	73

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	4,919,050
6,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	5,902,440
3,000,000	First Investors Auto Owner Trust, Series 12-2A, Class D, 144A, 3.79%, due 09/16/19	3,057,180
5,500,000	First Investors Auto Owner Trust, Series 13-2A, Class D, 144A, 3.58%, due 06/15/20	5,586,400
3,000,000	Flagship Credit Auto Trust, Series 12-1, Class C, 144A, 4.93%, due 05/15/18	3,037,800
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	2,968,290
1,500,000	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,494,150
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,390,662
1,000,000	SNAAC Auto Receivables Trust, Series 14-1A, Class E, 144A, 4.58%, due 04/15/21	1,011,096
5,000,000	United Auto Credit Securitization Trust, Series 13-1, Class E, 144A, 4.40%, due 04/15/19	5,036,150

	Total Auto Retail Subprime	189,574,927

	Business Equipment Loans — 1.3%
1,000,000	Ascentium Equipment Receivables, Series 14-1A, Class C, 144A, 2.46%, due 11/13/18	998,900
2,580,000	Ascentium Equipment Receivables, Series 14-1A, Class D, 144A, 3.10%, due 06/10/21	2,587,998
5,800,000	GE Dealer Floorplan Master Note Trust, Series 12-4, Class B, 1 mo. LIBOR + .70%, 0.87%, due 10/20/17	5,792,248
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	3,046,800
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,903,854
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,812,854
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,207,025

	Total Business Equipment Loans	23,349,679

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Debt Obligations — 0.5%
5,897,785	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	5,898
10,083,479	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.50%, due 05/25/46	9,806,183

	Total Collateralized Debt Obligations	9,812,081

	Collateralized Loan Obligations — 6.6%
27,700,000	CIFC Funding Ltd., Series 14-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.58%, 1.82%, due 01/17/27	27,641,830
27,270,000	Jamestown CLO Ltd., Series 15-6A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.60%, 1.86%, due 02/20/27	27,270,000
4,610,000	Madison Park Funding Ltd., Series 14-15A, Class C, 144A, Variable Rate, 3 mo. LIBOR + 3.70%, 3.91%, due 01/27/26	4,392,592
14,000,000	Octagon Investment Partners XXI Ltd., Series 14-1A, Class A1A, 144A, 3 mo. LIBOR + 1.47%, 1.72%, due 11/14/26	13,923,000
36,880,000	West CLO Ltd., Series 14-2A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 1.80%, due 01/16/27	36,750,920
7,855,000	West CLO Ltd., Series 14-2A, Class C, 144A, Variable Rate, 3 mo. LIBOR + 3.68%, 3.93%, due 01/16/27	7,422,975

	Total Collateralized Loan Obligations	117,401,317

	Commercial Mortgage-Backed Securities — 10.1%
1,349,801	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.53%, due 04/25/34	1,241,817
1,371,917	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.54%, due 01/25/35	1,255,304
5,663,766	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	4,998,274
9,839,749	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, 1 mo. LIBOR + .28%, 0.45%, due 07/25/36	8,559,597
1,615,991	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.47%, due 10/25/36	1,366,805
11,187,093	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, 1 mo. LIBOR + .27%, 0.44%, due 07/25/37	9,431,838
8,742,018	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.41%, due 07/25/37	7,605,556

74	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
10,218,632	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.47%, due 12/25/37	10,423,005
1,004,043	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	884,763
17,000,000	Commercial Mortgage Pass-Through Certificates, Series 13-300P, Class D, 144A, 4.39%, due 08/10/30	17,919,050
644,258	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.46%, due 05/15/32	613,655
2,954,271	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	2,725,315
7,426,605	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 0.35%, due 11/15/34	6,989,921
12,564,030	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.34%, due 04/16/35	11,948,392
12,842,143	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 1.17%, due 04/16/35	10,530,557
5,000,000	GP Portfolio Trust, Series 14-GPP, Class D, 144A, 1 mo. LIBOR + 2.75%, 2.92%, due 02/15/27	4,983,000
23,592,033	Hilton USA Trust, Series 13-HLF, Class EFL, 144A, 1 mo. LIBOR + 3.75%, 3.92%, due 11/05/30	23,566,082
5,850,000	Hilton USA Trust, Series 13-HLT, Class EFX, 144A, 5.22%, due 11/05/30	5,993,325
15,750,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 14-FBLU, Class D, 144A, 1 mo. LIBOR + 2.60%, 2.77%, due 12/15/28	15,786,225
3,480,027	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	3,314,169
2,391,452	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	2,236,008
9,656,447	Monty Parent Issuer LLC, Series 2013-LTR1, Class B, 144A, 4.25%, due 11/20/28	9,656,447
19,000,000	SCG Trust, Series 13-SRP1, Class D, 144A, 1 mo. LIBOR + 3.34%, 3.50%, due 11/15/26	18,864,910

	Total Commercial Mortgage-Backed Securities	180,894,015

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Consumer Loans — 2.2%
10,000,000	OneMain Financial Issuance Trust, Series 14-1A, Class B, 144A, 3.24%, due 06/18/24	10,092,400
20,000,000	Springleaf Funding Trust, Series 14-AA, Class A, 144A, 2.41%, due 12/15/22	20,046,000
4,500,000	Springleaf Funding Trust, Series 14-AA, Class B, 144A, 3.45%, due 12/15/22	4,507,533
4,000,000	Springleaf Funding Trust, Series 14-AA, Class C, 144A, 4.45%, due 12/15/22	3,999,016

	Total Consumer Loans	38,644,949

	Insured Other — 0.4%
3,288,000	Toll Road Investment Part II, Series 1999B, 144A, NPG, Zero Coupon, due 02/15/30	1,187,790
30,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	6,763,375

	Total Insured Other	7,951,165

	Insured Residential Mortgage-Backed Securities — 0.6%
1,367,950	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.59%, due 07/25/34	1,357,690
330,727	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	293,454
682,195	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 01/25/35	600,741
5,928,033	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.32%, due 06/15/37	5,035,271
2,702,736	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.40%, due 10/25/34	2,498,409
49,018	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.63%, due 07/25/29	48,500
133,636	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.73%, due 08/15/30	110,918
122,261	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.61%, due 06/25/34	117,676

	Total Insured Residential Mortgage-Backed Securities	10,062,659

See accompanying notes to the financial statements.	75

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Miscellaneous — 2.8%
12,657,974	Aircraft Finance Trust, Series 99-1A, Class A1, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	4,272,066
17,459,338	CKE Restaurant Holdings, Inc., Series 13-1A, Class A2, 144A, 4.47%, due 03/20/43	17,862,823
3,888,064	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	4,286,590
8,881,928	Fairway Outdoor Funding LLC, Series 12-1A, Class A2, 144A, 4.21%, due 10/15/42	8,946,499
8,000,000	Guanay Finance Ltd., 144A, 6.00%, due 12/15/20	8,360,000
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.57%, due 10/15/15	6,020,400

	Total Miscellaneous	49,748,378

	Residential Mortgage-Backed Securities — Non-Performing Loans — 0.6%
11,393,742	Stanwich Mortgage Loan Trust, Series 13-NPL2, Class A, 144A, 3.23%, due 04/16/59	11,388,046

	Residential Mortgage-Backed Securities — Other — 5.1%
1,779,929	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.45%, due 02/25/36	729,771
2,802,895	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 09/25/35	1,755,173
4,086,346	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + .70%, 0.87%, due 05/25/36	2,620,369
2,363,786	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.43%, due 03/04/39	2,335,420
5,357,961	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 05/28/39	3,107,617
5,627,518	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	2,363,557
8,428,689	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	6,743,795
5,786,788	BCAP LLC Trust, Series 09-RR13, Class 16A2, 144A, Variable Rate, 2.78%, due 09/26/35	4,998,049
6,308,497	BCAP LLC Trust, Series 12-RR11, Class 3A3, 144A, Variable Rate, 9.98%, due 04/26/36	5,387,456

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
6,930,997	BCAP LLC Trust, Series 12-RR11, Class 5A3, 144A, Variable Rate, 9.11%, due 04/26/37	5,558,660
1,444,916	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.49%, due 02/25/37	2,144,255
348,549	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.47%, due 08/25/35	310,208
21,000,000	Invitation Homes Trust, Series 14-SFR1, Class F, 144A, 1 mo. LIBOR + 3.75%, 3.92%, due 06/17/31	20,790,000
9,058,515	LSTAR Securities Investment Trust, Series 14-2, Class A, 144A, 1 mo. LIBOR + 2.00%, 2.17%, due 12/01/21	8,949,532
5,345,199	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.49%, due 03/25/36	1,610,241
1,437,892	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/26/34	1,308,482
14,030,946	Opteum Mortgage Acceptance Corp., Series 06-2, Class A1C, 1 mo. LIBOR + .27%, 0.44%, due 07/25/36	9,681,353
15,097,298	Washington Mutual Mortgage Pass-Through, Series 06-AR10, Class A2A, 1 mo. LIBOR + .17%, 0.34%, due 12/25/36	11,690,970

	Total Residential Mortgage-Backed Securities — Other	92,084,908

	Residential Mortgage-Backed Securities — Overseas — 0.9%
10,566,603	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.48%, due 11/15/38	9,884,952
6,288,923	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.44%, due 09/15/39	5,965,043

	Total Residential Mortgage-Backed Securities – Overseas	15,849,995

	Residential Mortgage-Backed Securities — Subprime — 11.7%
1,082,025	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.95%, due 01/25/35	1,033,334
581,978	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.26%, due 06/25/36	333,241
7,523,931	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 04/25/36	6,818,938

76	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Subprime — continued
995,088	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.21%, due 05/25/34	981,157
7,596,983	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.28%, due 09/25/36	3,057,786
9,975,757	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.36%, due 03/25/36	5,137,515
2,311,113	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.28%, due 11/25/36	2,408,411
3,648,449	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 11/25/36	1,952,650
1,416,601	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.55%, due 12/25/33	1,374,103
7,858,163	Citigroup Mortgage Loan Trust, Inc., Series 07-AMC4, Class A2B, 1 mo. LIBOR + .14%, 0.31%, due 05/25/37	7,589,964
26,548,865	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.31%, due 02/25/37	25,693,992
459,006	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.47%, due 04/25/34	368,352
6,263,655	Fremont Home Loan Trust, Series 06-1, Class 2A3, 1 mo. LIBOR + .18%, 0.35%, due 04/25/36	5,615,993
1,997,913	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.37%, due 05/25/36	266,022
11,891,989	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	5,900,210
1,258,360	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 03/25/37	1,236,339
20,855,879	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 08/25/36	9,072,307
12,539,088	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36	7,868,278
4,251,667	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.29%, due 02/25/37	2,230,850
1,170,927	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.97%, due 08/25/34	1,128,189
966,303	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.34%, due 03/25/36	960,988

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Subprime — continued
29,096,797	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.40%, due 02/25/37	14,984,850
1,327,951	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.27%, due 12/25/36	804,539
7,170,366	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.33%, due 04/25/36	5,413,626
1,180,686	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.27%, due 04/25/37	746,194
17,005,000	Nomura Home Equity Loan, Inc., Series 06-HE1, Class M1, 1 mo. LIBOR + .41%, 0.58%, due 02/25/36	14,794,350
887,409	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.32%, due 07/25/36	765,945
352,522	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.83%, due 03/25/34	345,472
195,639	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35	194,661
43,755,035	Residential Asset Mortgage Products, Inc., Series 06-RS3, Class A4, 1 mo. LIBOR + .30%, 0.47%, due 05/25/36	33,024,112
6,814,488	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 0.33%, due 02/25/37	6,242,753
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.42%, due 04/25/37	9,150,000
262,783	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.71%, due 03/25/35	218,504
686,184	Securitized Asset-Backed Receivables LLC, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 07/25/36	344,807
5,935,129	Securitized Asset-Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.41%, due 03/25/36	5,349,035
17,911,289	Securitized Asset-Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.46%, due 12/25/35	15,570,284
19,984,793	SG Mortgage Securities Trust, Series 06-FRE2, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 07/25/36	8,193,765
2,833,257	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.37%, due 01/25/36	2,783,675

	Total Residential Mortgage-Backed Securities – Subprime	209,955,191

See accompanying notes to the financial statements.	77

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — 10.0%
15,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A4, 1 mo. LIBOR + .27%, 0.44%, due 09/25/29	13,650,000
996,298	National Collegiate Student Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .19%, 0.36%, due 05/25/26	991,317
5,000,000	National Collegiate Student Loan Trust, Series 05-3, Class A4, 1 mo. LIBOR + .28%, 0.45%, due 04/25/29	4,750,000
5,642,212	National Collegiate Student Loan Trust, Series 06-3, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 10/25/27	5,568,863
2,450,000	National Collegiate Student Loan Trust, Series 06-3, Class A4, 1 mo. LIBOR + .27%, 0.44%, due 03/26/29	2,180,500
10,742,949	National Collegiate Student Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .13%, 0.30%, due 11/27/28	10,635,520
8,210,000	National Collegiate Student Loan Trust, Series 06-2, Class A3, 1 mo. LIBOR + .21%, 0.38%, due 11/25/27	7,512,150
22,600,000	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 0.42%, due 03/27/28	21,427,738
8,150,000	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 0.41%, due 07/25/30	7,324,813
31,458,000	SLC Student Loan Trust, Series 06-A, Class C, 3 mo. LIBOR + .45%, 0.70%, due 07/15/36	27,053,880
3,771,476	SLM Private Credit Student Loan Trust, Series 04-B, Class B, 3 mo. LIBOR + .47%, 0.71%, due 09/15/33	3,595,272
8,000,000	SLM Student Loan Trust, Series 04-A, Class A3, 3 mo. LIBOR + .40%, 0.64%, due 06/15/33	7,584,800
3,460,914	SLM Student Loan Trust, Series 04-A, Class B, 3 mo. LIBOR + .58%, 0.82%, due 06/15/33	3,317,148
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.57%, due 03/15/24	7,947,500
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, 3 mo. LIBOR + .43%, 0.67%, due 09/15/33	8,010,000
14,000,000	SLM Student Loan Trust, Series 05-A, Class A3, 3 mo. LIBOR + .20%, 0.44%, due 06/15/23	13,475,000
11,447,228	SLM Student Loan Trust, Series 06-C, Class A4, 3 mo. LIBOR + .17%, 0.41%, due 03/15/23	11,218,283
5,680,743	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, 1 mo. LIBOR + 3.25%, 3.42%, due 05/16/44	5,949,385

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,106,230
7,000,000	SLM Student Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,850,606
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.42%, due 06/16/42	6,285,000

	Total Student Loans	178,434,005

	Time Share — 3.5%
974,350	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	1,016,734
2,526,937	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	2,556,606
4,980,513	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	5,047,800
6,475,537	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	6,468,984
2,347,382	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	2,345,206
3,845,851	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	3,928,022
1,032,844	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	1,057,970
96,570	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	97,705
2,273,829	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	2,314,256
4,806,673	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	4,863,224
1,209,993	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	1,213,135
2,656,116	Sierra Receivables Funding Co. LLC, Series 13-1A, Class B, 144A, 2.39%, due 11/20/29	2,660,263
5,763,261	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	5,836,743
6,973,222	Silverleaf Finance LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	7,028,726
6,741,339	Welk Resorts LLC, Series 13-AA, Class A, 144A, 3.10%, due 03/15/29	6,700,891
544,741	Westgate Resorts LLC, Series 12-2A, Class B, 144A, 4.50%, due 01/20/25	553,252

78	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($) Shares / Principal Amount		Description	Value ($)
		Asset-Backed Securities — continued
		Time Share — continued
	817,111	Westgate Resorts LLC, Series 12-2A, Class C, 144A, 9.00%, due 01/20/25	829,878
	1,775,205	Westgate Resorts LLC, Series 12-3A, Class A, 144A, 2.50%, due 03/20/25	1,777,424
	3,470,931	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	3,483,947
	3,454,692	Westgate Resorts LLC, Series 14-AA, Class A, 144A, 6.25%, due 10/20/26	3,465,488

		Total Time Share	63,246,254

		Total Asset-Backed Securities	1,266,740,995

		U.S. Government Agency — 1.4%
	774,304	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.56%, due 10/01/18 (a)	760,969
	9,000,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.56%, due 10/29/26 (a)	8,501,119
	9,875,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR – .02%, 0.37%, due 02/01/25 (a)	9,312,046
	5,992,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.41%, due 07/01/23 (a)	5,707,996
	200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	219,960

		Total U.S. Government Agency	24,502,090

		TOTAL DEBT OBLIGATIONS (COST $1,336,226,493)	1,291,243,085

		MUTUAL FUNDS — 2.5%

		United States — 2.5%
		Affiliated Issuers — 2.5%
	1,793,273	GMO U.S. Treasury Fund	44,831,828

		TOTAL MUTUAL FUNDS (COST $44,831,828)	44,831,828

		OPTIONS PURCHASED — 0.0%

		Options on Interest Rate Swaps — 0.0%
USD	90,890,000	USD Swaption Call, Expires 06/17/15, Strike 60.00, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 90,890,000 USD in which it will pay a rate of 0.60%, and will receive CDX.NA.IG.23 maturing on 12/20/19. (OTC) (CP-BCLY)	1,553

		TOTAL OPTIONS PURCHASED (COST $131,791)	1,553

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 25.4%

	Money Market Funds — 1.0%
17,450,139	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	17,450,139

	U.S. Government — 24.4%
60,000,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (c)	59,999,220
20,000,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (c)	19,999,740
22,000,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (c)	21,999,714
15,000,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (c)	14,999,520
30,000,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (c)	29,999,010
6,000,000	U.S. Treasury Bill, 0.02%, due 05/28/15 (c)	5,999,748
7,000,000	U.S. Treasury Bill, 0.02%, due 03/26/15 (c)	6,999,916
55,000,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (c)	54,998,790
36,100,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (c)	36,098,917
35,800,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (c)	35,797,243
68,000,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (c) (d)	67,994,900
16,600,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (c)	16,598,539
10,000,000	U.S. Treasury Bill, 0.02%, due 06/11/15 (c)	9,999,370
10,000,000	U.S. Treasury Bill, 0.03%, due 07/09/15 (c)	9,998,840
10,000,000	U.S. Treasury Bill, 0.04%, due 07/16/15 (c)	9,998,300
15,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (c)	14,997,165
20,000,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (c)	19,996,080

	Total U.S. Government	436,475,012

	TOTAL SHORT-TERM INVESTMENTS (COST $453,888,330)	453,925,151

	TOTAL INVESTMENTS — 100.0% (Cost $1,835,078,442)	1,790,001,617
	Other Assets and Liabilities (net) — 0.00%	803,717

	TOTAL NET ASSETS — 100.0%	$1,790,805,334

See accompanying notes to the financial statements.	79

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
927	U.S. Treasury Note 5 Yr. (CBT)	June 2015	$110,573,719	$187,306
122	U.S. Treasury Note 10 Yr. (CBT)	June 2015	15,591,219	31,420

			$126,164,938	$218,726

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
45,450,000	USD	12/20/2019	CSS (e)	(Pay)	1.00%	0.61%	CDX.IG.CDSI.23	N/A		$(895,951)
90,890,000	USD	12/20/2019	CSS (e)	(Pay)	1.00%	0.61%	CDX.IG.CDSI.23	N/A		(1,791,704)
4,600,000	USD	3/20/2017	JPM	(Pay)	5.00%	14.11%	MBIA Corp	N/A		641,673
4,600,000	USD	6/20/2016	JPM	Receive	5.00%	12.93%	MBIA Corp	4,600,000	USD	(375,284)
20,000,000	USD	6/20/2016	GS	Receive	5.00%	12.93%	MBIA Corp	20,000,000	USD	(1,631,668)
20,000,000	USD	3/20/2017	GS	(Pay)	5.00%	14.11%	MBIA Corp	N/A		2,789,882

										$(1,263,052)

							Premiums to (Pay) Receive			$1,366,114

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2015, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

80	See accompanying notes to the financial statements.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
500,000,000	USD	7/16/2016	CSS (e)	(Pay)	0.53%	3 Month USD LIBOR	$572,436
50,000,000	USD	2/5/2019	CSS (e)	(Pay)	1.57%	3 Month USD LIBOR	(239,822)
4,000,000	USD	3/18/2020	CSS (e)	(Pay)	1.85%	3 Month USD LIBOR	(34,773)
9,000,000	USD	3/18/2025	CSS (e)	(Pay)	1.95%	3 Month USD LIBOR	155,152

							$452,993

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(e)	Swap was cleared through the Intercontinental Exchange, Inc.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

See accompanying notes to the financial statements.	81

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Country Debt Team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +6.03% for the fiscal year ended February 28, 2015, outperforming the Fund’s benchmark during the fiscal year by 1.12%.

The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) gained 4.91% during the same period. EMBIG spreads over U.S. Treasuries widened 58 basis points to 402 basis points, while the yield on the 10-year U.S. Treasury bond fell by 65 basis points to 2.0%.

The EMBIG’s biggest gainers of the fiscal year were Argentina (+36.8%), Jamaica (+21.8%), and El Salvador (+17.7%). The worst performing countries were Ukraine (-46.7%), Venezuela (-30.5%), Belarus (-15.1%), and Russia (-7.3%).

Market selection added to the Fund’s relative performance. Overweighting Argentina had the highest positive impact, but positive contributions were also gained from being overweight Dominican Republic, Hungary, Mexico, and Morocco. The Fund’s Venezuela overweight, as well as underweights in China and Indonesia detracted from relative performance.

Security selection detracted from performance during the year. Holdings in Argentina and Venezuela subtracted from alpha. These losses were partially offset by positive relative contributions from holdings in Ukraine, Mexico, and Russia, as well as out-of-index allocations to Tunisia and Israel. Asset-backed securities, which averaged 2% of the portfolio over the fiscal year, added to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

82

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBI Global

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 0.50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

83

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	80.2%
Short-Term Investments	17.3
Loan Participations	1.9
Loan Assignments	0.2
Forward Currency Contracts	0.1
Rights/Warrants	0.1
Futures Contracts	0.0 ^
Options Purchased	0.0 ^
Written/Credit Linked Options	(0.1)
Swap Contracts	(1.6)
Other	1.9

100.0%

Country/Region Summary**	% of Investments
Mexico	15.1%
Brazil	6.7
Turkey	6.7
Venezuela	5.5
Russia	5.4
Indonesia	4.8
Argentina	4.4
Hungary	3.6
Philippines	3.2
South Africa	3.0
Dominican Republic	2.3
Tunisia	2.3
Colombia	2.0
Congo	1.7
Uruguay	1.7
China	1.6
Croatia	1.5
Israel	1.5
Peru	1.3
Angola	1.2
Bahrain	1.2
Morocco	1.2
Serbia	1.1
United States	1.1
Chile	1.0
Kazakhstan	1.0
Malaysia	0.9
Pakistan	0.9
Romania	0.9
Ukraine	0.9
Panama	0.8
Sri Lanka	0.8
Iraq	0.7
Bahamas	0.6
Belize	0.6
Costa Rica	0.6
Korea	0.6
Azerbaijan	0.5
Ecuador	0.5
Gabon	0.5
Honduras	0.5
Ivory Coast	0.5

Country/Region Summary**	% of Investments
Nigeria	0.5%
Vietnam	0.5
Zambia	0.5
Armenia	0.4
El Salvador	0.4
Greece	0.4
Kenya	0.4
Lithuania	0.4
Mongolia	0.4
Thailand	0.4
Bosnia	0.3
Guatemala	0.3
Jamaica	0.3
Paraguay	0.3
Qatar	0.3
Slovenia	0.3
Iceland	0.2
Senegal	0.2
Belarus	0.1
Ghana	0.1
Grenada	0.1
Latvia	0.1
Lebanon	0.1
Trinidad & Tobago	0.1
Egypt	0.0	^
Ethiopia	0.0	^
Poland	0.0	^
Slovakia	0.0	^

	100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using a reference security and applying the same methodology to that security.

^	Rounds to 0.0%.

84

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 79.0%

		Albania — 1.0%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	4,334,005
USD	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	35,474,817

		Total Albania	39,808,822

		Argentina — 5.6%
		Foreign Government Obligations — 4.7%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	5,587,690
USD	46,267,254	Republic of Argentina Discount Bond, 8.28%, due 12/31/33 (b)	44,821,402
USD	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	9,858,913
EUR	2,160,205	Republic of Argentina Discount Bond, 7.82%, due 12/31/33 (b)	2,248,161
DEM	4,250,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/23 (b)	2,431,685
EUR	298,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	30,368,859
EUR	142,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38 (b)	83,027,926
EUR	13,930,000	Republic of Argentina Par Bond, 2.26%, due 12/31/38 (b)	7,950,068
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,981,215

			189,275,919

		Judgments — 0.9%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, due 03/31/23 (b) (d) (e)	23,040,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (d) (e)	10,800,000

			33,840,000

		Total Argentina	223,115,919

		Armenia — 0.4%
		Foreign Government Obligations
USD	17,000,000	Republic of Armenia, Reg S, 6.00%, due 09/30/20	16,490,000

		Azerbaijan — 0.6%
		Foreign Government Obligations
USD	23,000,000	Republic of Azerbaijan International Bond, Reg S, 4.75%, due 03/18/24	23,258,750

Par Value		Description	Value ($)
		Bahrain — 0.7%
		Foreign Government Obligations
USD	13,000,000	Bahrain Government International Bond, Reg. S, 6.00%, due 09/19/44	12,821,250
USD	17,250,000	Bahrain Government International Bond, Reg. S, 6.00%, due 09/19/44	17,012,812

		Total Bahrain	29,834,062

		Barbados — 0.1%
		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,681,000

		Belarus — 0.1%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg S, 8.95%, due 01/26/18	4,012,500

		Belize — 0.5%
		Foreign Government Obligations
USD	28,986,300	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	21,015,068

		Bosnia & Herzegovina — 0.1%
		Foreign Government Obligations
DEM	7,312,720	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 0.94%, due 12/11/17	3,807,490

		Brazil — 3.4%
		Foreign Government Agency — 2.1%
USD	31,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.75%, due 09/26/23	31,542,500
GBP	12,420,000	Petrobras Global Finance BV, 6.25%, due 12/14/26	16,154,623
USD	6,000,000	Petrobras Global Finance BV, 6.88%, due 01/20/40	5,106,240
USD	36,000,000	Petrobras Global Finance BV, 7.25%, due 03/17/44	32,541,840

			85,345,203

		Foreign Government Obligations — 1.3%
USD	20,000,000	Republic of Brazil, 7.13%, due 01/20/37	23,800,000
USD	21,000,000	Republic of Brazil, 8.25%, due 01/20/34	27,300,000

			51,100,000

		Total Brazil	136,445,203

		Chile — 0.6%
		Corporate Debt
USD	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	22,100,000

See accompanying notes to the financial statements.	85

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Colombia — 1.7%
		Foreign Government Agency — 0.8%
USD	19,000,000	Ecopetrol SA, 7.38%, due 09/18/43	21,391,340
USD	12,000,000	Ecopetrol SA, 5.88%, due 05/28/45	11,458,800

			32,850,140

		Foreign Government Obligations — 0.9%
USD	18,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	20,655,000
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,620,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (e)	5,939,459

			35,214,459

		Total Colombia	68,064,599

		Congo Republic (Brazzaville) — 2.0%
		Foreign Government Obligations
USD	95,395,352	Republic of Congo, Reg S, Series INTL, Step Up, 3.50%, due 06/30/29	81,920,759

		Costa Rica — 0.3%
		Foreign Government Agency — 0.2%
USD	12,800,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	10,816,000

		Foreign Government Obligations — 0.1%
USD	3,000,000	Costa Rica Government International Bond, Reg S, 5.63%, due 04/30/43	2,598,750

		Total Costa Rica	13,414,750

		Croatia — 1.3%
		Foreign Government Obligations
USD	6,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	6,682,500
USD	24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	25,770,000
USD	18,000,000	Croatia Government International Bond, Reg S, 6.00%, due 01/26/24	20,025,000

		Total Croatia	52,477,500

		Dominican Republic — 3.0%
		Asset-Backed Securities — 0.6%
USD	25,016,125	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (e)	24,863,881

		Foreign Government Agency — 0.2%
USD	7,370,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	7,266,157

Par Value		Description	Value ($)
		Foreign Government Obligations — 2.2%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,740,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.19%, due 08/30/24	37,448,790
USD	25,000,000	Dominican Republic International Bond, 144A, 6.85%, due 01/27/45	26,187,500
USD	14,000,000	Dominican Republic International Bond, Reg S, 7.45%, due 04/30/44	16,170,000

			89,546,290

		Total Dominican Republic	121,676,328

		Ecuador — 0.1%
		Foreign Government Obligations
USD	6,000,000	Ecuador Government International Bond, 144A, 7.95%, due 06/20/24	5,602,500

		El Salvador — 0.3%
		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	10,650,000

		Ethiopia — 0.3%
		Foreign Government Obligations
USD	14,000,000	Federal Democratic Republic of Ethiopia, 144A, 6.63%, due 12/11/24	13,930,000

		Gabon — 0.6%
		Foreign Government Obligations
USD	24,000,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	23,040,000

		Ghana — 0.1%
		Foreign Government Obligations
USD	5,000,000	Republic of Ghana, Reg S, 7.88%, due 08/07/23	4,875,000

		Greece — 0.3%
		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 3.00%, due 02/24/36	12,653,775

		Grenada — 0.1%
		Foreign Government Obligations
USD	9,000,000	Grenada Government International Bond, Step Up, Reg S, 6.00%, due 09/15/25 (b)	2,340,000

		Guatemala — 0.3%
		Foreign Government Obligations
USD	8,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	11,368,750

86	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Honduras — 0.9%
		Foreign Government Obligations
USD	18,875,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	19,712,201
USD	14,000,000	Republic of Honduras, Reg S, 8.75%, due 12/16/20	15,487,500

		Total Honduras	35,199,701

		Hungary — 1.9%
		Foreign Government Obligations
USD	51,500,000	Hungary Government International Bond, 7.63%, due 03/29/41	75,397,802

		Iceland — 0.3%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	12,522,113

		Indonesia — 3.5%
		Foreign Government Agency — 1.4%
USD	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	36,025,500
USD	8,000,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	9,390,000
USD	10,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	11,362,000

			56,777,500

		Foreign Government Obligations — 2.1%
USD	12,500,000	Indonesia Government International Bond, Reg S, 4.63%, due 04/15/43	12,296,875
USD	33,800,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	36,039,250
USD	12,216,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	15,086,760
USD	16,784,000	Indonesia Government International Bond, Reg S, 6.75%, due 01/15/44	21,903,120

			85,326,005

		Total Indonesia	142,103,505

		Iraq — 0.3%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	12,506,250

		Israel — 1.1%
		Foreign Government Agency
USD	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	9,162,395
USD	12,143,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	13,308,728
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32	19,853,710

		Total Israel	42,324,833

Par Value		Description	Value ($)
		Ivory Coast — 0.6%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	24,096,494

		Jamaica — 0.3%
		Foreign Government Agency — 0.1%
USD	5,000,000	National Road Operating & Construction Co. Ltd., Reg S, 9.38%, due 11/10/24	5,375,000

		Foreign Government Obligations — 0.2%
USD	6,100,000	Jamaica Government International Bond, 7.63%, due 07/09/25	6,710,000

		Total Jamaica	12,085,000

		Kazakhstan — 0.7%
		Corporate Debt — 0.4%
USD	18,000,000	KazMunayGas National Co. JSC, 144A, 6.00%, due 11/07/44	15,345,000

		Foreign Government Obligations — 0.3%
USD	5,000,000	Kazakhstan Government International Bond, 144A, 4.88%, due 10/14/44	4,406,250
USD	10,000,000	Kazakhstan Government International Bond, Reg. S, 4.88%, due 10/14/44	8,812,500

			13,218,750

		Total Kazakhstan	28,563,750

		Kenya — 0.4%
		Foreign Government Obligations
USD	17,000,000	Kenya Government International Bond, 144A, 6.88%, due 06/24/24	17,828,750

		Latvia — 0.1%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	4,553,142

		Lithuania — 0.4%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg S, 6.63%, due 02/01/22	14,259,711

		Macedonia — 0.3%
		Foreign Government Obligations
EUR	11,000,000	FYR Macedonia Bond, 144A, 3.98%, due 07/24/21	12,507,428

		Mexico — 9.7%
		Foreign Government Agency — 3.1%
USD	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	58,527,600

See accompanying notes to the financial statements.	87

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Mexico — continued
		Foreign Government Agency — continued
USD	35,000,000	Petroleos Mexicanos, 144A, 5.63%, due 01/23/46	35,892,500
USD	1,360,000	Petroleos Mexicanos, 9.50%, due 09/15/27	1,713,600
USD	26,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	29,619,050

			125,752,750

		Foreign Government Obligations — 6.6%
USD	234,258,000	United Mexican States, 5.75%, due 10/12/2110	263,833,072

		Total Mexico	389,585,822

		Mongolia — 0.3%
		Foreign Government Obligations
USD	14,600,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	12,556,000

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,354,761

		Morocco — 0.9%
		Foreign Government Agency
USD	32,000,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	36,120,000

		Nigeria — 0.4%
		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,138,125
USD	8,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	8,127,000

		Total Nigeria	14,265,125

		Pakistan — 0.4%
		Foreign Government Obligations
USD	18,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	16,765,625

		Panama — 0.5%
		Foreign Government Obligations
USD	1,535,000	Panama Government International Bond, 8.13%, due 04/28/34	2,164,350
USD	16,408,000	Panama Government International Bond, 4.30%, due 04/29/53	15,956,780

		Total Panama	18,121,130

Par Value		Description	Value ($)
		Paraguay — 0.3%
		Foreign Government Obligations
USD	11,000,000	Republic of Paraguay, 144A, 6.10%, due 08/11/44	12,127,500

		Peru — 1.2%
		Foreign Government Agency — 0.2%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	9,152,220

		Foreign Government Obligations — 1.0%
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (e)	5,000,000
USD	29,000,000	Republic of Peru, 5.63%, due 11/18/50	35,633,750

			40,633,750

		Total Peru	49,785,970

		Philippines — 3.4%
		Foreign Government Agency — 2.5%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	35,590,762
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	62,852,500

			98,443,262

		Foreign Government Obligations — 0.9%
USD	26,720,000	Republic of Philippines, 6.38%, due 01/15/32	35,938,400

		Total Philippines	134,381,662

		Qatar — 0.2%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	6,218,675

		Romania — 0.5%
		Foreign Government Obligations
USD	16,000,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	20,860,000

		Russia — 5.5%
		Foreign Government Agency — 3.3%
USD	27,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	20,655,000
USD	38,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	40,206,500
USD	23,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	17,940,000
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	2,595,000
USD	51,600,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	51,342,000

			132,738,500

88	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Russia — continued
		Foreign Government Obligations — 2.2%
USD	25,000,000	Russian Foreign Bond, Reg S, 5.63%, due 04/04/42	21,250,000
USD	75,000,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	65,812,500

			87,062,500

		Total Russia	219,801,000

		Senegal — 0.2%
		Foreign Government Obligations
USD	8,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	10,029,688

		Serbia — 0.8%
		Foreign Government Obligations
USD	24,000,000	Republic of Serbia, 7.25%, due 09/28/21	28,050,000
USD	5,137,740	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	5,266,184

		Total Serbia	33,316,184

		Slovenia — 0.4%
		Foreign Government Obligations
USD	15,000,000	Slovenia Government International Bond, Reg S, 5.85%, due 05/10/23	17,643,750

		South Africa — 1.7%
		Foreign Government Agency — 0.6%
ZAR	163,000,000	Eskom Holdings SOC Ltd., Zero Coupon, due 12/31/32	1,879,743
USD	19,000,000	Eskom Holdings SOC Ltd., 144A, 7.13%, due 02/11/25	19,718,200
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,150,791

			23,748,734

		Foreign Government Obligations — 1.1%
USD	15,000,000	South Africa Government International Bond, 5.88%, due 09/16/25	17,212,500
USD	26,000,000	South Africa Government International Bond, 5.38%, due 07/24/44	28,145,000

			45,357,500

		Total South Africa	69,106,234

		South Korea — 0.6%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	9,103,918
USD	5,000,000	Korea Gas Corp., Reg S, 6.25%, due 01/20/42	7,106,250
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,962,170

		Total South Korea	25,172,338

Par Value		Description	Value ($)
		Sri Lanka — 0.7%
		Foreign Government Obligations
USD	8,500,000	Sri Lanka Government International Bond, Reg S, 6.25%, due 07/27/21	8,861,250
USD	19,150,000	Sri Lanka Government International Bond, Reg S, 5.88%, due 07/25/22	19,580,875

		Total Sri Lanka	28,442,125

		Thailand — 0.3%
		Foreign Government Agency
USD	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	6,321,918
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,483,832

		Total Thailand	10,805,750

		Trinidad And Tobago — 0.2%
		Foreign Government Agency
USD	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,065,000

		Tunisia — 1.6%
		Foreign Government Agency
JPY	2,000,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	14,425,079
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	51,271,891

		Total Tunisia	65,696,970

		Turkey — 4.4%
		Foreign Government Agency — 0.1%
USD	4,000,000	Turkiye Halk Bankasi AS, Reg S, 4.88%, due 07/19/17	4,090,000

		Foreign Government Obligations — 4.3%
USD	64,000,000	Republic of Turkey, 6.75%, due 05/30/40	79,120,000
EUR	18,000,000	Republic of Turkey, 4.35%, due 11/12/21	22,512,212
USD	58,000,000	Republic of Turkey, 6.63%, due 02/17/45	71,630,000

			173,262,212

		Total Turkey	177,352,212

		Ukraine — 0.4%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	1,760,000
USD	36,381,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21	14,916,210

		Total Ukraine	16,676,210

See accompanying notes to the financial statements.	89

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		United States — 3.0%
		Asset-Backed Securities — 1.1%
USD	2,354,972	Aircraft Finance Trust, Series 99-1A, Class A1, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	794,803
USD	106,197	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	94,228
USD	478,116	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	421,316
USD	10,355,303	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.41%, due 12/15/35 ¿	9,537,234
USD	6,289,391	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.41%, due 12/15/35 ¿	4,512,638
USD	4,414,082	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.37%, due 05/15/36 ¿	3,520,230
USD	9,939,521	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.33%, due 10/25/36 ¿	6,237,050
USD	1,925,201	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.34%, due 03/25/36 ¿	1,914,613
USD	12,507,560	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.32%, due 11/25/36 ¿	6,816,620
USD	12,674,328	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.39%, due 11/25/36 ¿	7,224,367
USD	6,807,852	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.53%, due 04/25/37 ¿	3,403,926

			44,477,025

		U.S. Government — 1.9%
USD	72,636,900	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (f) (g)	73,221,409

		Total United States	117,698,434

		Uruguay — 1.3%
		Foreign Government Obligations
USD	15,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	13,987,500
USD	36,000,000	Uruguay Government International Bond, 5.10%, due 06/18/50	37,368,000

		Total Uruguay	51,355,500

Par Value		Description	Value ($)
		Venezuela — 4.7%
		Foreign Government Agency — 2.8%
USD	89,108,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	34,306,580
USD	51,000,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	19,640,100
USD	129,500,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	42,527,800
USD	49,500,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	15,822,675

			112,297,155

		Foreign Government Obligations — 1.9%
USD	6,000,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	2,250,000
USD	144,050,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	54,739,000
USD	50,100,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	18,036,000

			75,025,000

		Total Venezuela	187,322,155

		Vietnam — 0.4%
		Foreign Government Agency — 0.3%
USD	18,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	10,342,200

		Foreign Government Obligations — 0.1%
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.19%, due 03/13/28	4,350,000

		Total Vietnam	14,692,200

		Zambia — 0.6%
		Foreign Government Obligations
USD	12,000,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22	11,160,000
USD	11,000,000	Zambia Government International Bond, Reg S, 8.50%, due 04/14/24	11,935,000

		Total Zambia	23,095,000

		TOTAL DEBT OBLIGATIONS (COST $3,072,782,660)	3,166,944,274

		LOAN ASSIGNMENTS — 0.2%

		Dominican Republic — 0.0%
USD	400,015	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.09%, due 08/15/15	386,099

		Indonesia — 0.2%
USD	1,755,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	1,654,088

90	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Indonesia — continued
USD	1,755,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	1,654,088
USD	2,340,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	2,205,450
USD	1,275,219	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + .88%, 1.25%, due 12/16/19	1,179,578
EUR	1,175,085	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,051,982

		Total Indonesia	7,745,186

		TOTAL LOAN ASSIGNMENTS (COST $7,578,473)	8,131,285

		LOAN PARTICIPATIONS — 1.9%

		Angola — 0.8%
USD	15,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	14,962,500
USD	18,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 1.00%, due 12/20/23	17,955,000

		Total Angola	32,917,500

		Egypt — 0.0%
CHF	1,307,581	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (e)	1,066,392

		Indonesia — 0.2%
USD	7,333,489	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.21%, due 09/29/19	6,765,144

		Iraq — 0.6%
JPY	3,767,464,380	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Zero Coupon, due 01/01/28	20,692,196
JPY	492,267,145	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Zero Coupon, due 01/01/28	2,674,440

		Total Iraq	23,366,636

		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.), Zero Coupon	1,423,160

Par Value		Description	Value ($)
		Vietnam — 0.2%
JPY	1,189,449,361	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.78%, due 09/01/17	9,035,838

		TOTAL LOAN PARTICIPATIONS (COST $93,589,249)	74,574,670

		MUTUAL FUNDS — 2.2%

		United States
		Affiliated Issuers
	568,012	GMO Debt Opportunities Fund, Class VI	14,086,690
	1,440,326	GMO U.S. Treasury Fund	36,008,143
	1,515,449	GMO World Opportunity Overlay Fund	38,643,941

		TOTAL MUTUAL FUNDS (COST $83,856,321)	88,738,774

		RIGHTS/WARRANTS — 0.1%

		Nigeria — 0.1%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	3,250,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (e)	—

		Venezuela — 0.0%
	438,235	Republic of Venezuela Oil Warrants, Expires 04/15/20	2,519,851

		TOTAL RIGHTS/WARRANTS (COST $1,702,500)	5,769,851

		SHORT-TERM INVESTMENTS — 15.7%

		Money Market Funds — 0.5%
	17,835,900	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (h)	17,835,900

		U.S. Government — 15.2%
	25,000,000	U.S. Treasury Note, 0.25%, due 05/15/15	25,007,800
	25,000,000	U.S. Treasury Note, 0.25%, due 07/15/15	25,013,675
	25,000,000	U.S. Treasury Note, 0.25%, due 09/15/15	25,011,725
	70,000,000	U.S. Treasury Note, 0.38%, due 08/31/15	70,087,500
	55,000,000	U.S. Treasury Note, 1.88%, due 06/30/15	55,313,665
	34,535,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (i)	34,534,551
	75,000,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (i)	74,999,025

See accompanying notes to the financial statements.	91

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	U.S. Government — continued
15,000,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (i)	14,999,505
25,000,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (i)	24,997,800
10,000,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (i)	9,999,680
25,000,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (i)	24,998,125
80,000,000	U.S. Treasury Bill, 0.04%, due 07/16/15 (i)	79,986,400
95,000,000	U.S. Treasury Bill, 0.03%, due 07/30/15 (i)	94,987,175

Par Value ($)	Description	Value ($)
	U.S. Government — continued
50,000,000	U.S. Treasury Bill, 0.07%, due 08/20/15 (i)	49,984,550

	Total U.S. Government	609,921,176

	TOTAL SHORT-TERM INVESTMENTS (COST $627,764,573)	627,757,076

	TOTAL INVESTMENTS —99.1% (Cost $3,887,273,776)	3,971,915,930
	Other Assets and Liabilities (net) — 0.9%	36,370,119

	TOTAL NET ASSETS —100.0%	$4,008,286,049

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/21/2015	BCLY	EUR	39,600,000	USD	45,238,050	$898,233
04/21/2015	BOA	EUR	40,200,000	USD	45,935,535	923,903
04/21/2015	GS	EUR	40,000,000	USD	45,715,200	927,506
04/21/2015	MSCI	EUR	40,200,000	USD	45,936,379	924,747
04/24/2015	BCLY	JPY	1,361,250,000	USD	11,455,633	68,363
04/24/2015	BOA	JPY	2,763,750,000	USD	23,246,718	127,109
04/24/2015	GS	JPY	1,375,000,000	USD	11,567,377	65,084

						$3,934,945

Reverse Repurchase Agreements

Average balance outstanding	$(34,924,003)
Average interest rate	0.10%
Maximum balance outstanding	$(114,382,479)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

92	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Credit Linked Options

Principal Amount			Expiration Date	Descriptions	Premiums	Market Value
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.30% (OTC) (CP-DB) (e)	$188,125	$(264,398)
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.44% (OTC) (CP-DB) (e)	1,036,444	(2,292,970)
Put Sold	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option Swap, Fund receives premium of 0.50% (OTC) (CP-DB) (e)	628,611	472,783
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option Swap, Fund receives premium of 0.25% (OTC) (CP-DB) (e)	73,750	70,214
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (e)	569,333	(26,065)
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (e)	576,333	(4,085)

					$3,072,596	$(2,044,521)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
830,000,000	EUR	3/16/2015	DB	(Pay)	5.00%	25.45%	Bolivarian Republic of Venezuela	N/A		$254,331
1,040,000,000	USD	3/16/2015	DB	Receive	5.00%	25.85%	Bolivarian Republic of Venezuela	1,040,000,000	USD	(479,705)
17,000,000	USD	6/20/2015	JPM	(Pay)	5.00%	27.11%	Venezuela CDS	N/A		957,244
28,200,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(25,537)
37,600,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(34,049)
10,340,000	USD	6/20/2015	DB	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(9,364)
15,000,000	USD	9/20/2015	BCLY	(Pay)	1.00%	0.44%	Republic of Colombia	N/A		(75,594)
56,950,000,000	COP	11/20/2015	CITI	Receive	1.81%	0.32%	Republic of Colombia	56,950,000,000	COP	355,369
15,000,000	USD	2/20/2016	CITI	(Pay)	2.16%	0.44%	Republic of Colombia	N/A		(261,166)
56,700,000,000	COP	2/20/2016	CITI	Receive	1.46%	0.36%	Republic of Colombia	56,700,000,000	COP	246,533
114,800,000,000	COP	4/20/2016	CITI	Receive	1.33%	0.40%	Republic of Colombia	114,800,000,000	COP	698,991
25,000,000	USD	4/20/2016	CITI	(Pay)	1.90%	0.48%	Republic of Colombia	N/A		(580,144)
5,500,000	EUR	6/17/2016	DB	Receive	5.60%	9.26%	Republic of Angola	5,500,000	EUR	60,801
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.60%	Republic of Colombia	N/A		(469,343)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.47%	Republic of Colombia	97,680,000,000	COP	588,926
19,500,000	USD	3/20/2017	DB	Receive	5.00%	58.05%	Bolivarian Republic of Venezuela	19,500,000	USD	(10,983,148)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.55%	Republic of Peru	32,000,000	PEN	73,619
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.67%	Republic of Peru	N/A		(28,019)
4,500,000	USD	7/20/2017	JPM	Receive	3.30%	6.42%	Republic of Jamaica	4,500,000	USD	(289,286)

See accompanying notes to the financial statements.	93

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Credit Default Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
25,000,000	USD	12/20/2017	JPM	Receive	5.00%	148.38%	Government of Ukraine	25,000,000	USD	(15,006,955)
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	4.55%	Republic of Macedonia	5,400,000	EUR	(594,835)
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	2.35%	Republic of Croatia	N/A		2,324,041
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	2.15%	Republic of Brazil	N/A		2,231,585
6,000,000	USD	3/20/2020	BCLY	Receive	1.00%	2.56%	Republic of Croatia	6,000,000	USD	(424,848)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	2.94%	Commonwealth of Bahamas	6,000,000	USD	(533,762)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	2.89%	Commonwealth of Bahamas	N/A		4,564,145
57,000,000	USD	12/20/2020	DB	Receive	1.00%	3.18%	Commonwealth of Bahamas	57,000,000	USD	(6,124,066)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	2.38%	Republic of Turkey	30,000,000	USD	(2,824,119)
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	2.94%	Republic of Croatia	40,000,000	USD	(5,299,282)
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	2.94%	Republic of Croatia	160,000,000	EUR	(25,004,302)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.28%	Commonwealth of Bahamas	3,000,000	USD	(446,187)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.28%	Commonwealth of Bahamas	6,000,000	USD	(892,373)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	2.94%	Republic of Croatia	N/A		26,496,409
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.33%	Republic of South Africa	25,000,000	USD	(2,376,059)
24,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.59%	Republic of Malaysia	24,000,000	USD	(1,050,700)
22,750,000	USD	6/20/2024	JPM	Receive	1.00%	2.81%	Republic of Brazil	22,750,000	USD	(3,060,639)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	2.81%	Republic of Brazil	27,250,000	USD	(3,666,040)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	1.29%	Peoples Republic of China	60,000,000	USD	(1,285,104)
91,000,000	USD	6/20/2025	DB	Receive	1.00%	4.91%	Commonwealth of Bahamas	91,000,000	USD	(10,740,334)
68,000,000	EUR	6/20/2025	DB	(Pay)	1.00%	4.57%	Commonwealth of Bahamas	N/A		8,216,923
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	2.9%	Republic of Brazil	40,000,000	USD	(7,722,707)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.59%	United Mexican States	N/A		1,411,783

										$(51,806,967)

							Premiums to (Pay) Receive			$35,361,337

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

94	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

(1)	As of February 28, 2015, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
9,300,000,000	JPY	11/26/2024	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$23,884

						$23,884

					Premiums to (Pay) Receive	$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000,000	USD	11/24/2044	CSS (j)	(Pay)	3.02%	3 Month USD LIBOR	$(11,711,723)
9,000,000,000	JPY	11/26/2024	CSS (j)	(Pay)	0.62%	6 Month JPY LIBOR	(988,391)

							$(12,700,114)

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Security is in default.

(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” in Notes to Financial Statements for additional information.

(e)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(g)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).
(h)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(i)	The rate shown represents yield-to-maturity.

(j)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

See accompanying notes to the financial statements.	95

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Bond Fund returned +0.81% for the fiscal year ended February 28, 2015, as compared with -3.14% for the J.P. Morgan GBI Global Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, futures, forwards, and options and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 3.95%. Developed markets currency selection (primarily through currency forwards and options) contributed positively during the fiscal year, leading gains. In addition, asset-backed securities held indirectly through DOF and WOOF also added value during the year. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF detracted.

The currency strategy was the main driver of positive performance during the fiscal year. The Fund’s long and short positions in the euro, Japanese yen, Swedish krona, South Korean won, New Zealand dollar, and British pound were successful during the year, while the position in India rupee detracted.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, structured products benefited from continued healing in credit markets, overall spread compression in fixed income markets, as well as continued steady healing in consumer credit and U.S. housing markets. The net contribution from asset-backed securities therefore remained positive.

Developed markets interest rate positioning detracted during the fiscal year. While the Fund’s U.S., Swedish, Australian, Canadian, and Mexican positions were successful, Japanese, U.K., Euro-area, and Swiss positions detracted.

Exposure to emerging country debt detracted during the fiscal year, given spread widening on the asset class.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

96

GMO Global Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Bond Fund Class III Shares and the J.P. Morgan GBI Global

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

97

GMO Global Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	80.6%
Short-Term Investments	33.1
Options Purchased	2.7
Swap Contracts	0.7
Forward Currency Contracts	0.2
Futures Contracts	0.1
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written/Credit Linked Options	(1.2)
Other	(16.3)

100.0%

Country/Region Summary**	% of Investments
United States	59.8%
Australia	17.3
New Zealand	16.1
Mexico	11.6
Emerging****	6.7
Japan	5.4
Brazil	3.5
Canada	2.1
Euro Region***	1.1
Switzerland	(4.0)
United Kingdom	(19.6)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Brazil, Turkey, Venezuela, Russia, Indonesia, Argentina, Hungary, Philippines and South Africa. Additional information about Emerging Country Debt Fund’s emerging country exposure is available in the country/region summary of its financial statements.

^	Rounds to 0.0%.

98

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 66.7%

		Belgium — 1.4%
		Foreign Government Obligations
EUR	150,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	286,284
EUR	250,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	355,777

		Total Belgium	642,061

		Canada — 3.6%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 1.50%, due 06/01/23	1,652,884

		France — 4.1%
		Foreign Government Obligations
EUR	790,000	Government of France, 3.25%, due 10/25/21	1,064,227
EUR	450,000	Government of France, 4.50%, due 04/25/41	859,518

		Total France	1,923,745

		Italy — 6.9%
		Foreign Government Obligations
EUR	680,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	835,125
EUR	1,260,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	1,653,976
EUR	510,000	Republic of Italy, 4.00%, due 02/01/37	749,589

		Total Italy	3,238,690

		Japan — 15.9%
		Foreign Government Obligations
JPY	83,800,000	Japan Government Thirty Year Bond, 1.70%, due 12/20/43	746,974
JPY	201,800,000	Japan Government Thirty Year Bond, 2.40%, due 12/20/34	2,056,049
JPY	525,700,000	Japan Government Ten Year Bond, 1.30%, due 09/20/19	4,640,306

		Total Japan	7,443,329

		Netherlands — 1.3%
		Foreign Government Obligations
EUR	260,000	Netherlands Government Bond, 5.50%, due 01/15/28	467,300
EUR	110,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	145,089

		Total Netherlands	612,389

Par Value / Shares / Principal Amount		Description	Value ($)
		Spain — 3.6%
		Foreign Government Obligations
EUR	410,000	Government of Spain, 5.50%, due 04/30/21	588,576
EUR	570,000	Government of Spain, 2.10%, due 04/30/17	663,858
EUR	290,000	Government of Spain, 4.20%, due 01/31/37	444,871

		Total Spain	1,697,305

		United Kingdom — 6.3%
		Foreign Government Obligations
GBP	810,000	United Kingdom Gilt, Reg. S, 1.75%, due 07/22/19	1,278,821
GBP	200,000	United Kingdom Gilt, Reg. S, 1.75%, due 01/22/17	315,649
GBP	730,000	United Kingdom Gilt, Reg. S, 3.50%, due 01/22/45	1,365,565

		Total United Kingdom	2,960,035

		United States — 23.6%
		U.S. Government
USD	2,125,112	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a) (b)	2,157,653
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,850,890

		Total United States	11,008,543

		TOTAL DEBT OBLIGATIONS (COST $30,920,157)	31,178,981

		MUTUAL FUNDS — 31.3%

		United States
		Affiliated Issuers
	78,471	GMO Debt Opportunities Fund, Class VI	1,946,091
	218,398	GMO Emerging Country Debt Fund, Class IV	2,070,417
	57,047	GMO U.S. Treasury Fund	1,426,178
	359,798	GMO World Opportunity Overlay Fund	9,174,842

		TOTAL MUTUAL FUNDS (COST $13,498,985)	14,617,528

		OPTIONS PURCHASED — 2.6%

		Currency Options — 1.4%
EUR	150,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	427
EUR	150,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	4,946
EUR	252,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	1,912

See accompanying notes to the financial statements.	99

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Currency Options — continued
EUR	252,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	7,593
EUR	1,236,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	11,278
EUR	1,236,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	62,788
EUR	309,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	3,347
EUR	309,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	14,535
EUR	1,126,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	13,903
EUR	75,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	971
EUR	75,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	3,440
EUR	2,059,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	46,497
EUR	1,031,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	25,345
EUR	500,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	7,828
EUR	833,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	13,086
EUR	604,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	17,614
EUR	604,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	31,443
EUR	251,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	6,536
EUR	251,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	14,147
EUR	245,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	6,629
EUR	245,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	13,769
EUR	49,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	16,176
EUR	35,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	11,554
EUR	15,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	4,952
EUR	49,000	EUR Put/USD Call, One Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	16,039
EUR	892,570	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	102,005
GBP	526,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	28,964
GBP	526,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	10,363

Principal Amount		Description	Value ($)
		Currency Options — continued
GBP	1,043,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	7,385
GBP	214,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	7,656
GBP	107,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	3,685
GBP	214,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	7,970
GBP	107,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	4,098
GBP	900,000	GBP Put/USD Call, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	48,089
GBP	450,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	14,912
GBP	450,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	27,561
USD	359,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	6,641
USD	359,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	6,136
USD	215,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	9,089
USD	215,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	7,170

		Total Currency Options	648,479

		Options on Interest Rate Swaps — 1.2%
EUR	86,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 86,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.24%, maturing on 03/20/45. (OTC) (CP-GS)	1,740
EUR	37,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 37,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.25%, maturing on 03/20/45. (OTC) (CP-GS)	818
EUR	86,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 86,000 EUR in which it will pay a rate of 1.24% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	1,540
EUR	37,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 37,000 EUR in which it will pay a rate of 1.25% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	604

100	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	197,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 197,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.28%, maturing on 11/20/45. (OTC) (CP-MSCI)	13,794
EUR	197,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 197,000 EUR in which it will pay a rate of 1.28% and will receive 6 month EURIBOR, maturing on 11/20/45. (OTC) (CP-MSCI)	12,572
EUR	38,837,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	142,072
EUR	490,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 490,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.56%, maturing on 02/22/46. (OTC) (CP-GS)	27,301
EUR	490,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 490,000 EUR in which it will pay a rate of 1.56% and will receive 6 month EURIBOR, maturing on 02/22/46. (OTC) (CP-GS)	26,515
EUR	979,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 979,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	22,956
EUR	987,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 987,000 EUR in which it will pay a rate of 1.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	21,791
EUR	395,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 395,000 EUR in which it will pay a rate of 1.90% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	11,182

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	617,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	22,297
EUR	736,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 736,000 EUR in which it will pay a rate of 1.88% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	23,586
EUR	617,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	23,794
EUR	617,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	25,259
EUR	617,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	26,464
GBP	822,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 822,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	33,422
GBP	3,086,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,086,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	91,051

See accompanying notes to the financial statements.	101

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount/ Shares / Par Value ($)		Description	Value ($)
		Options on Interest Rate Swaps — continued
GBP	698,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 698,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	21,067

		Total Options on Interest Rate Swaps	549,825

		TOTAL OPTIONS PURCHASED (COST $1,448,381)	1,198,304

		SHORT-TERM INVESTMENTS — 16.0%

		Money Market Funds — 12.5%
	4,612,365	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (c)	4,612,365
	1,212,461	State Street Institutional Liquid Reserves Fund-Premier Class, 0.09% (d)	1,212,461
		U.S. Government — 3.5%
	650,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (e)	649,979
	1,000,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (e)	999,912

		TOTAL SHORT-TERM INVESTMENTS (COST $7,474,501)	7,474,717

		TOTAL INVESTMENTS — 116.6% (Cost $53,342,024)	54,469,530
		Other Assets and Liabilities (net) — (16.6%)	(7,749,394)

		TOTAL NET ASSETS — 100.0%	$46,720,136

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	1,312,500	USD	456,046	$(6,305)
03/03/2015	GS	BRL	4,017,500	USD	1,397,098	(18,139)
04/16/2015	GS	CAD	1,200,000	USD	961,307	2,000
02/17/2016	GS	CHF	1,817,750	USD	1,980,264	41,149
04/21/2015	BCLY	EUR	52,470	USD	59,940	1,190
04/21/2015	BOA	EUR	53,265	USD	60,865	1,224
04/21/2015	GS	EUR	53,000	USD	60,573	1,229
04/21/2015	MSCI	EUR	53,265	USD	60,866	1,225
07/31/2015	GS	EUR	566,000	USD	643,316	8,588
07/31/2015	JPM	EUR	715,640	USD	815,722	13,185

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
10/23/2015	JPM	EUR	931,000	USD	1,062,057	$16,229
10/26/2015	JPM	EUR	465,000	USD	529,407	7,019
10/30/2015	JPM	EUR	151,000	USD	173,164	3,513
11/02/2015	JPM	EUR	381,000	USD	433,837	5,749
11/16/2015	JPM	EUR	2,575,000	USD	2,970,778	76,612
03/23/2015	DB	GBP	1,900,000	USD	2,926,257	(6,652)
03/23/2015	GS	GBP	312,429	USD	471,045	(11,232)
07/13/2015	JPM	GBP	316,000	USD	475,648	(11,793)
04/24/2015	BCLY	JPY	75,136,297	USD	632,311	3,773
04/24/2015	BOA	JPY	152,549,453	USD	1,283,139	7,016
04/24/2015	GS	JPY	975,895,250	USD	8,178,863	15,202
05/14/2015	BCLY	KRW	1,764,453,000	USD	1,618,527	15,499
04/09/2015	BCLY	SEK	3,000,000	USD	377,817	17,845
04/09/2015	GS	SEK	4,073,618	USD	491,598	2,801
03/03/2015	BCLY	USD	456,014	BRL	1,312,500	6,337
03/03/2015	GS	USD	1,431,311	BRL	4,017,500	(16,075)
03/23/2015	BCLY	USD	1,021,948	GBP	676,726	22,671
03/23/2015	BOA	USD	503,813	GBP	333,312	10,700
03/23/2015	DB	USD	333,595	GBP	220,000	6,005
03/23/2015	GS	USD	2,484,763	GBP	1,623,639	21,543
04/02/2015	BCLY	USD	451,652	BRL	1,312,500	6,490
04/02/2015	GS	USD	527,922	BRL	1,533,500	7,363
04/21/2015	BCLY	USD	765,102	EUR	669,747	(15,192)
04/21/2015	BOA	USD	776,899	EUR	679,895	(15,626)
04/21/2015	GS	USD	1,448,768	EUR	1,279,512	(16,108)
04/21/2015	MSCI	USD	776,913	EUR	679,895	(15,640)
04/24/2015	BCLY	USD	2,595,830	JPY	308,457,303	(15,491)
04/24/2015	BOA	USD	5,267,673	JPY	626,261,800	(28,803)
04/24/2015	GS	USD	543,082	AUD	700,000	2,277
04/24/2015	GS	USD	2,621,151	JPY	311,573,034	(14,748)
05/14/2015	BCLY	USD	1,684,119	INR	105,204,000	(9,696)
05/14/2015	BCLY	USD	998,772	KRW	1,109,290,000	9,033
07/13/2015	JPM	USD	726,389	GBP	483,000	18,656
07/31/2015	JPM	USD	815,868	EUR	715,640	(13,330)
10/23/2015	JPM	USD	1,083,125	EUR	931,000	(37,298)
10/26/2015	JPM	USD	543,074	EUR	465,000	(20,686)
10/30/2015	JPM	USD	258,757	EUR	227,000	(3,719)
11/02/2015	JPM	USD	433,050	EUR	381,000	(4,961)

						$70,629

102	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Cross Currency Contracts

Settlement Date	Counterparty	Deliver/ Units of Currency	Receive/ In Exchange For	Net Unrealized Appreciation/ (Depreciation)
04/21/2015	DB	DKK 1,573,255	EUR 212,000	$(1,036)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
3	Australian Government Bond 10 Yr.	March 2015	$309,097	$10,649
4	Australian Government Bond 3 Yr.	March 2015	351,630	3,876
16	Euro BOBL	March 2015	2,354,209	28,901
5	Euro Bund	March 2015	894,292	10,314
3	Euro BUXL Bond 30 Yr.	March 2015	560,937	(1,416)
5	U.S. Long Bond (CBT)	June 2015	809,219	(280)
38	U.S. Treasury Note 5 Yr. (CBT)	July 2015	4,532,687	(8,068)
39	U.S. Ultra Bond	June 2015	6,562,969	24,414
3	UK Gilt Long Bond	June 2015	549,714	(4,315)

			$16,924,754	$64,075

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
9	Canadian Government Bond 10 Yr.	June 2015	$1,035,326	$(2,900)
22	Euro SCHATZ	March 2015	2,746,842	(9,634)
8	Japanese Government Bond 10 Yr. (OSE)	March 2015	9,897,527	(686)
41	U.S. Treasury Note 10 Yr. (CBT)	June 2015	5,239,672	10,559

			$18,919,367	$(2,661)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	49,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21 (OTC) (CP-DB)	$16,675	$(13,434)
Call	EUR	35,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	12,467	(12,827)
Call	EUR	15,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	5,199	(5,497)
Call	EUR	49,000	03/31/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	18,238	(19,192)
Call	EUR	610,982	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	43,972	(14,881)
Call	GBP	1,043,000	07/09/2015	GBP Call/USD Put, Strike 1.57 (OTC) (CP-JPM)	13,738	(19,590)

					$110,289	$(85,421)

See accompanying notes to the financial statements.	103

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	197,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 197,000 EUR in which it will pay a rate of 0.813% and will receive 6 month EURIBOR, maturing on 11/20/25. (OTC) (CP-MSCI)	$4,259	$(4,418)
EUR	197,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 197,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 0.81%, maturing on 11/20/25(OTC) (CP-MSCI)	4,259	(3,834)
EUR	38,837,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	13,764	(21,339)
EUR	979,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 979,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	28,920	(18,511)
EUR	987,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 987,000 EUR in which it will pay a rate of 0.99% and will receive 6 month EURIBOR, maturing on 07/17/46. (OTC) (CP-GS)	26,338	(21,379)
EUR	395,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 395,000 EUR in which it will pay a rate of 1.13% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	7,882	(11,349)
EUR	617,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	20,255	(22,144)
EUR	791,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 791,000 EUR in which it will pay a rate of 1.38% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	32,269	(33,275)
EUR	617,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	21,450	(23,529)
EUR	617,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	22,998	(24,795)
EUR	617,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 617,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	24,193	(25,955)
GBP	822,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 822,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	44,938	(43,845)
GBP	3,086,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 3,086,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	163,687	(122,319)
GBP	698,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 698,000 GBP in which it will pay a rate of 1.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	38,858	(29,655)

				$454,070	$(406,347)

104	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
143,553,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(310)
6,398,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(2,848)
3,177,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	15,546
2,963,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	11,246
1,526,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	6,828
3,935,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	19,998
1,559,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	6,723

							$57,183

					Premiums to (Pay) Receive		$(59,720)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spread is (0.71)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.22)% to (0.34)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
139,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	$111
139,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(461)

							$(350)

					Premiums to (Pay) Receive		$391

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,000,000	AUD	11/11/2024	BCI (f)	Receive	4.33%	6 Month AUD BBSW	$74,188
500,000	AUD	11/6/2024	BCI (f)	Receive	4.35%	6 Month AUD BBSW	18,789
1,300,000	AUD	11/7/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	47,311
1,000,000	AUD	11/13/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	36,188
549,000	AUD	2/19/2025	CSS (f)	Receive	3.40%	6 Month AUD BBSW	2,755
148,000	AUD	12/23/2034	BCI (f)	Receive	4.41%	6 Month AUD BBSW	6,278
73,000	AUD	12/30/2034	CSS (f)	Receive	4.37%	6 Month AUD BBSW	2,918
73,000	AUD	1/7/2035	BCI (f)	Receive	4.11%	6 Month AUD BBSW	1,923
75,000	AUD	1/8/2035	JPMF (f)	Receive	4.00%	6 Month AUD BBSW	1,572
149,000	AUD	1/9/2035	JPMF (f)	Receive	3.96%	6 Month AUD BBSW	2,811
150,000	AUD	1/13/2035	JPMF (f)	Receive	3.95%	6 Month AUD BBSW	2,731
222,000	AUD	1/13/2035	JPMF (f)	Receive	3.96%	6 Month AUD BBSW	4,099

See accompanying notes to the financial statements.	105

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
75,000	AUD	1/14/2035	JPMF (f)	Receive	3.91%	6 Month AUD BBSW	$1,188
75,000	AUD	1/14/2035	JPMF (f)	Receive	3.91%	6 Month AUD BBSW	1,188
152,000	AUD	1/16/2035	BCI (f)	Receive	3.82%	6 Month AUD BBSW	1,691
74,000	AUD	1/20/2035	BCI (f)	Receive	3.76%	6 Month AUD BBSW	591
149,000	AUD	1/21/2035	BCI (f)	Receive	3.75%	6 Month AUD BBSW	1,169
5,000,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA	16,107
2,421,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA	4,606
610,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA	(2,584)
708,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA	3,640
1,459,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA	(4,549)
733,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA	3,431
1,516,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA	4,990
1,012,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA	4,176
151,000	CHF	1/13/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(360)
75,000	CHF	1/13/2035	CSS (f)	(Pay)	1.33%	6 Month CHF LIBOR	(1,015)
77,000	CHF	1/15/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(1,190)
309,000	CHF	1/16/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(4,772)
4,672,000	DKK	2/25/2020	CSS (f)	Receive	0.39%	6 Month DKK CIBOR	837
4,682,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(1,448)
4,707,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(1,631)
4,740,000	DKK	3/2/2020	CSS (f)	Receive	0.34%	6 Month DKK CIBOR	(918)
4,857,000	DKK	3/2/2020	CSS (f)	Receive	0.33%	6 Month DKK CIBOR	(1,573)
990,000	EUR	11/28/2016	CSS (f)	Receive	0.10%	6 Month EURIBOR	1,783
430,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(25,218)
108,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(6,264)
270,000	EUR	12/31/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(15,655)
97,000	EUR	1/8/2045	CSS (f)	(Pay)	1.63%	6 Month EURIBOR	(1,305)
279,000	EUR	1/21/2045	CSS (f)	(Pay)	1.67%	6 Month EURIBOR	(5,262)
140,000	EUR	2/18/2045	CSS (f)	(Pay)	1.45%	6 Month EURIBOR	1,511
233,000	EUR	2/25/2045	CSS (f)	(Pay)	1.61%	6 Month EURIBOR	(3,288)
52,000	EUR	3/3/2045	CSS (f)	(Pay)	1.51%	6 Month EURIBOR	170
171,300	EUR	6/3/2046	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	1,912
79,000	EUR	7/11/2046	CSS (f)	(Pay)	1.40%	6 Month EURIBOR	1,172
368,000	EUR	2/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	1,469
376,000	EUR	5/24/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	1,573
383,000	EUR	8/23/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	1,550
389,000	EUR	11/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	1,602
3,113,000	GBP	1/21/2025	BCI (f)	(Pay)	1.45%	SONIA Index	104,198
1,308,000	GBP	1/27/2025	BCI (f)	(Pay)	1.56%	SONIA Index	33,961
1,390,000	GBP	2/13/2045	BCI (f)	(Pay)	2.32%	6 Month GBP LIBOR	6,092
119,400,000	JPY	10/15/2024	CSS (f)	(Pay)	0.63%	6 Month JPY LIBOR	(14,575)
50,100,000	JPY	11/25/2024	CSS (f)	(Pay)	0.62%	6 Month JPY LIBOR	(5,468)
210,297,000	JPY	1/14/2025	CSS (f)	Receive	0.48%	6 Month JPY LIBOR	(2,792)
71,881,000	JPY	1/15/2025	CSS (f)	Receive	0.49%	6 Month JPY LIBOR	(375)

106	See accompanying notes to the financial statements.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
91,080,000	JPY	1/16/2025	CSS (f)	Receive	0.45%	6 Month JPY LIBOR	$(3,470)
32,802,000	JPY	1/31/2025	CSS (f)	Receive	0.52%	6 Month JPY LIBOR	428
32,952,000	JPY	2/2/2025	CSS (f)	Receive	0.52%	3 Month JPY LIBOR	549
59,685,000	JPY	2/6/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	2,440
104,708,000	JPY	2/9/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	4,234
22,900,000	JPY	2/17/2025	CSS (f)	Receive	0.60%	6 Month JPY LIBOR	1,797
254,000,000	JPY	2/17/2025	CSS (f)	Receive	0.60%	6 Month JPY LIBOR	19,412
215,191,000	JPY	1/14/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	35,333
78,197,000	JPY	1/15/2035	CSS (f)	(Pay)	1.63%	6 Month JPY LIBOR	11,717
98,941,000	JPY	1/16/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	16,210
42,159,000	JPY	1/31/2045	CSS (f)	(Pay)	1.86%	6 Month JPY LIBOR	3,808
42,351,000	JPY	2/2/2045	CSS (f)	(Pay)	1.87%	3 Month JPY LIBOR	3,480
79,155,000	JPY	2/6/2045	CSS (f)	(Pay)	1.95%	6 Month JPY LIBOR	2,455
137,112,000	JPY	2/9/2045	CSS (f)	(Pay)	1.99%	6 Month JPY LIBOR	828
2,600,000	MXN	10/9/2024	BCI (f)	Receive	6.10%	TIIE	3,596
6,300,000	MXN	10/11/2024	BCI (f)	Receive	6.18%	TIIE	11,541
5,000,000	MXN	10/16/2024	BCI (f)	Receive	6.03%	TIIE	5,078
2,500,000	MXN	10/17/2024	BCI (f)	Receive	6.05%	TIIE	2,803
2,500,000	MXN	10/18/2024	BCI (f)	Receive	6.08%	TIIE	3,201
5,400,000	MXN	10/18/2024	BCI (f)	Receive	6.12%	TIIE	8,070
1,200,000	MXN	10/24/2024	BCI (f)	Receive	6.17%	TIIE	2,107
4,900,000	MXN	10/25/2024	BCI (f)	Receive	6.19%	TIIE	9,127
4,700,000	MXN	10/28/2024	BCI (f)	Receive	6.13%	TIIE	7,234
600,000	MXN	10/30/2024	BCI (f)	Receive	6.19%	TIIE	1,115
1,700,000	MXN	11/20/2024	BCI (f)	Receive	6.00%	TIIE	1,391
1,600,000	MXN	11/28/2024	BCI (f)	Receive	6.27%	TIIE	3,592
297,000	NZD	12/16/2024	BCI (f)	Receive	4.23%	3 Month NZD Bank Bill Rate	8,501
149,000	NZD	12/18/2024	BCI (f)	Receive	4.20%	3 Month NZD Bank Bill Rate	4,007
420,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	9,767
230,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	5,267
262,000	NZD	1/8/2025	BCI (f)	Receive	3.98%	3 Month NZD Bank Bill Rate	3,402
576,000	NZD	1/9/2025	BCI (f)	Receive	3.95%	3 Month NZD Bank Bill Rate	6,625
902,000	NZD	1/9/2025	BCI (f)	Receive	3.93%	3 Month NZD Bank Bill Rate	9,198
480,000	NZD	3/2/2025	BCI (f)	Receive	3.73%	3 Month NZD Bank Bill Rate	(1,061)
285,000	NZD	3/2/2025	BCI (f)	Receive	3.72%	3 Month NZD Bank Bill Rate	(902)
6,600,000	USD	8/18/2016	CSS (f)	Receive	0.47%	3 Month USD LIBOR	(1,601)
503,000	USD	12/15/2024	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	(9,741)
130,000	USD	12/16/2034	CSS (f)	(Pay)	2.65%	3 Month USD LIBOR	(4,961)
128,000	USD	1/9/2035	CSS (f)	(Pay)	2.39%	3 Month USD LIBOR	609
298,155	USD	2/15/2041	CSS (f)	Receive	2.65%	3 Month USD LIBOR	2,167
664,561	USD	2/15/2041	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(6,745)
677,198	USD	2/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(515)
319,117	USD	2/15/2041	JPMF (f)	Receive	2.57%	3 Month USD LIBOR	2,369
306,480	USD	2/15/2041	JPMF (f)	Receive	2.62%	3 Month USD LIBOR	2,246

See accompanying notes to the financial statements.	107

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
636,401	USD	2/15/2041	JPMF (f)	(Pay)	2.56%	3 Month USD LIBOR	$(6,425)
293,710	USD	2/15/2041	JPMF (f)	Receive	2.63%	3 Month USD LIBOR	1,984
656,240	USD	2/15/2041	CSS (f)	(Pay)	2.59%	3 Month USD LIBOR	(10,849)
872,768	USD	2/15/2041	CSS (f)	(Pay)	2.60%	3 Month USD LIBOR	(15,557)
898,131	USD	2/15/2041	CSS (f)	(Pay)	2.53%	3 Month USD LIBOR	(3,052)
303,055	USD	2/15/2041	CSS (f)	Receive	2.64%	3 Month USD LIBOR	2,213
395,327	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	2,868
420,690	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	3,109
661,135	USD	2/15/2041	CSS (f)	(Pay)	2.57%	3 Month USD LIBOR	(8,433)

							$454,494

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
714,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$493
356,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(343)

						$150

					Premiums to (Pay) Receive	$—

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2015.

(e)	The rate shown represents yield-to-maturity.

(f)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

108	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Bond Fund returned -4.40% for the fiscal year ended February 28, 2015, as compared with -7.98% for the J.P. Morgan GBI Global ex U.S.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Debt Opportunities Fund (DOF), GMO World Opportunity Overlay Fund (WOOF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed its benchmark during the fiscal year by 3.57%. Developed markets currency selection (primarily through currency forwards and options) contributed positively during the fiscal year, leading gains. In addition, asset-backed securities held indirectly through DOF and WOOF also added value during the year. Developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps) and exposure to emerging country debt via ECDF detracted.

The currency strategy was the main driver of positive performance during the fiscal year. The Fund’s long and short positions in the euro, Japanese yen, Swedish krona, South Korean won, New Zealand dollar, and British pound were successful during the year, while the position in India rupee detracted.

Among securities held indirectly by the Fund through its investment in DOF and WOOF, structured products benefited from continued healing in credit markets, overall spread compression in fixed income markets, as well as continued steady healing in consumer credit and U.S. housing markets. The net contribution from asset-backed securities therefore remained positive.

Developed markets interest rate positioning detracted during the fiscal year. While the Fund’s U.S., Swedish, Australian, Canadian, and Mexican positions were successful, Japanese, U.K., Euro-area, and Swiss positions detracted.

Exposure to emerging country debt detracted during the fiscal year, given spread widening on the asset class.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

110

GMO International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Bond Fund Class III Shares and the J.P. Morgan GBI Global ex U.S.

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

111

GMO International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	80.3%
Short-Term Investments	20.0
Options Purchased	2.7
Swap Contracts	0.5
Futures Contracts	0.2
Forward Currency Contracts	0.1
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written/Credit Linked Options	(1.2)
Other	(2.7)

100.0%

Country/Region Summary**	% of Investments
Japan	26.6%
Euro Region***	25.2
Australia	19.2
New Zealand	17.1
Mexico	12.5
Emerging****	7.0
Brazil	3.7
Canada	3.7
United States	2.1
Switzerland	(4.2)
United Kingdom	(12.9)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in GMO Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Mexico, Brazil, Turkey, Venezuela, Russia, Indonesia, Argentina, Hungary, Philippines and South Africa. Additional information about Emerging Country Debt Fund’s emerging country exposure is available in the country/region summary of its financial statements.

^	Rounds to 0.0%.

112

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 67.0%

		Belgium — 2.3%
		Foreign Government Obligations
EUR	390,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	555,012
EUR	230,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	438,969

		Total Belgium	993,981

		Canada — 2.1%
		Foreign Government Obligations
CAD	1,000,000	Government of Canada, 3.50%, due 06/01/20	913,619

		France — 6.9%
		Foreign Government Obligations
EUR	1,230,000	Government of France, 3.25%, due 10/25/21	1,656,962
EUR	700,000	Government of France, 4.50%, due 04/25/41	1,337,028

		Total France	2,993,990

		Italy — 11.5%
		Foreign Government Obligations
EUR	790,000	Buoni Poliennali Del Tesoro, 4.00%, due 02/01/37	1,161,128
EUR	1,050,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	1,289,530
EUR	1,960,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	2,572,852

		Total Italy	5,023,510

		Japan — 22.3%
		Foreign Government Obligations
JPY	607,950,000	Japan Government Ten Year Bond, 1.30%, due 09/20/19	5,366,319
JPY	130,100,000	Japan Government Thirty Year Bond, 1.70%, due 12/20/43	1,159,682
JPY	313,500,000	Japan Government Thirty Year Bond, 2.40%, due 12/20/34	3,194,110

		Total Japan	9,720,111

		Netherlands — 2.2%
		Foreign Government Obligations
EUR	410,000	Netherlands Government Bond, 5.50%, due 01/15/28	736,896
EUR	180,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	237,418

		Total Netherlands	974,314

		Spain — 6.1%
		Foreign Government Obligations
EUR	880,000	Government of Spain, 2.10%, due 04/30/17	1,024,903
EUR	640,000	Government of Spain, 5.50%, due 04/30/21	918,753

Par Value / Shares / Principal Amount		Description	Value ($)
		Spain — continued
		Foreign Government Obligations — continued
EUR	450,000	Government of Spain, 4.20%, due 01/31/37	690,317

		Total Spain	2,633,973

		United Kingdom — 10.5%
		Foreign Government Obligations
GBP	1,250,000	United Kingdom Gilt, Reg. S, 1.75%, due 07/22/19	1,973,489
GBP	310,000	United Kingdom Gilt, Reg. S, 1.75%, due 01/22/17	489,256
GBP	1,140,000	United Kingdom Gilt, Reg. S, 3.50%, due 01/22/45	2,132,527

		Total United Kingdom	4,595,272

		United States — 3.1%
		U.S. Government
USD	1,322,158	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a) (b)	1,342,403

		TOTAL DEBT OBLIGATIONS (COST $29,933,236)	29,191,173

		MUTUAL FUNDS — 29.9%

		United States
		Affiliated Issuers
	60,461	GMO Debt Opportunities Fund, Class VI	1,499,425
	196,585	GMO Emerging Country Debt Fund, Class IV	1,863,627
	40,544	GMO U.S. Treasury Fund	1,013,594
	339,638	GMO World Opportunity Overlay Fund	8,660,765

		TOTAL MUTUAL FUNDS (COST $11,076,835)	13,037,411

		OPTIONS PURCHASED — 2.6%

		Currency Options — 1.4%
CHF	201,000	CHF Call/USD Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	6,703
CHF	201,000	CHF Put/USD Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	8,497
EUR	1,147,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	10,466
EUR	288,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	3,119
EUR	70,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	906
EUR	234,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	6,093
EUR	235,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	1,783
EUR	565,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	16,477

See accompanying notes to the financial statements.	113

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Currency Options — continued
EUR	140,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	399
EUR	229,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	6,196
EUR	1,911,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	43,155
EUR	959,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	23,575
EUR	288,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	13,548
EUR	1,056,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	13,039
EUR	469,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	7,342
EUR	776,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	12,190
EUR	860,405	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	98,329
EUR	1,147,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	58,267
EUR	70,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	3,211
EUR	234,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	13,189
EUR	46,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	15,186
EUR	235,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	7,081
EUR	565,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	29,412
EUR	140,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	4,616
EUR	229,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	12,870
EUR	14,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	4,622
EUR	33,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	10,894
EUR	46,000	EUR Put/USD Call, One Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	15,057
GBP	420,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	13,918
GBP	491,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	27,037
GBP	200,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	7,155
GBP	100,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	3,444
GBP	420,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	25,723
GBP	491,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	9,673

Principal Amount		Description	Value ($)
		Currency Options — continued
GBP	972,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	6,882
GBP	200,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	7,449
GBP	100,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	3,830
GBP	900,000	GBP Put/USD Call, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	48,089
USD	335,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	5,726
USD	335,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	6,197

		Total Currency Options	611,345

		Options on Interest Rate Swaps — 1.2%
EUR	81,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 81,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.24%, maturing on 03/20/15. (OTC) (CP-GS)	1,639
EUR	34,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 34,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.25%, maturing on 03/20/45. (OTC) (CP-GS)	751
EUR	81,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 81,000 EUR in which it will pay a rate of 1.24% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	1,451
EUR	34,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 34,000 EUR in which it will pay a rate of 1.25% and will receive 6 month EURIBOR, maturing on 03/20/45. (OTC) (CP-GS)	555
EUR	185,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 185,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.28%, maturing on 11/20/45. (OTC) (CP-MSCI)	12,954
EUR	185,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 185,000 EUR in which it will pay a rate of 1.28% and will receive 6 month EURIBOR, maturing on 11/20/45. (OTC) (CP-MSCI)	11,807

114	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	36,348,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	132,967
EUR	458,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 458,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 1.56%, maturing on 02/22/46. (OTC) (CP-GS)	25,518
EUR	458,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 458,000 EUR in which it will pay a rate of 1.56% and will receive 6 month EURIBOR, maturing on 02/22/46. (OTC) (CP-GS)	24,784
EUR	912,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 912,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	21,385
EUR	922,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 922,000 EUR in which it will pay a rate of 1.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	20,356
EUR	369,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 369,000 EUR in which it will pay a rate of 1.90% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	10,446
EUR	575,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	20,779
EUR	687,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 687,000 EUR in which it will pay a rate of 1.88% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	22,016

Principal Amount / Shares		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	575,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	22,174
EUR	575,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 08/23/47. (OTC) (CP-MSCI)	23,540
EUR	575,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 2.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	24,662
GBP	770,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 770,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	31,307
GBP	2,892,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,892,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	85,327
GBP	653,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 653,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	19,709

		Total Options on Interest Rate Swaps	514,127

		TOTAL OPTIONS PURCHASED (COST $1,357,536)	1,125,472

		SHORT-TERM INVESTMENTS — 3.7%

		Money Market Funds — 1.5%
	679,706	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (c)	679,706

See accompanying notes to the financial statements.	115

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	U.S. Government — 2.2%
800,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (d)	799,974
150,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (b) (d)	149,987

	TOTAL SHORT-TERM INVESTMENTS (COST $1,629,585)	1,629,667

	TOTAL INVESTMENTS — 103.2% (Cost $43,997,192)	44,983,723
	Other Assets and Liabilities (net) — (3.2%)	(1,398,556)

	TOTAL NET ASSETS — 100.0%	$43,585,167

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	1,229,500	USD	427,206	$(5,907)
03/03/2015	GS	BRL	3,762,500	USD	1,308,405	(17,002)
02/17/2016	GS	CHF	1,697,595	USD	1,849,600	38,660
04/21/2015	BCLY	EUR	81,427	USD	93,020	1,847
04/21/2015	BOA	EUR	82,662	USD	94,456	1,900
04/21/2015	GS	EUR	82,250	USD	94,002	1,907
04/21/2015	MSCI	EUR	82,661	USD	94,456	1,901
07/31/2015	GS	EUR	530,000	USD	602,398	8,042
07/31/2015	JPM	EUR	1,155,589	USD	1,317,198	21,290
10/23/2015	JPM	EUR	864,000	USD	985,625	15,061
10/26/2015	JPM	EUR	433,000	USD	492,975	6,536
10/30/2015	JPM	EUR	142,000	USD	162,843	3,303
11/02/2015	JPM	EUR	356,000	USD	405,370	5,371
11/16/2015	JPM	EUR	2,415,000	USD	2,786,186	71,851
03/23/2015	DB	GBP	3,000,000	USD	4,620,405	(10,503)
03/23/2015	GS	GBP	294,923	USD	444,652	(10,602)
07/13/2015	JPM	GBP	295,000	USD	444,038	(11,010)
04/24/2015	BCLY	JPY	72,455,130	USD	609,748	3,639
04/24/2015	BOA	JPY	147,105,870	USD	1,237,351	6,766
04/24/2015	GS	JPY	225,187,000	USD	1,889,183	5,425
05/14/2015	BCLY	KRW	1,640,225,000	USD	1,504,573	14,407
04/09/2015	BCLY	SEK	2,300,000	USD	289,660	13,681
04/09/2015	GS	SEK	3,464,352	USD	417,239	1,549
03/03/2015	BCLY	USD	427,177	BRL	1,229,500	5,936
03/03/2015	GS	USD	1,340,446	BRL	3,762,500	(15,038)
03/23/2015	BCLY	USD	1,939,278	GBP	1,284,175	43,021
03/23/2015	BOA	USD	956,052	GBP	632,504	20,304
03/23/2015	DB	USD	379,085	GBP	250,000	6,824
03/23/2015	GS	USD	3,008,049	GBP	1,971,423	35,111
04/02/2015	BCLY	USD	423,090	BRL	1,229,500	6,080
04/02/2015	GS	USD	492,108	BRL	1,429,500	6,874
04/21/2015	BCLY	USD	1,407,547	EUR	1,232,123	(27,948)
04/21/2015	BOA	USD	1,429,250	EUR	1,250,793	(28,747)
04/21/2015	GS	USD	2,383,689	EUR	2,102,569	(29,458)
04/21/2015	MSCI	USD	1,429,275	EUR	1,250,792	(28,773)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/24/2015	BCLY	USD	1,951,402	JPY	231,881,147	$(11,645)
04/24/2015	BOA	USD	3,959,945	JPY	470,788,996	(21,653)
04/24/2015	GS	USD	837,830	AUD	1,080,000	3,581
04/24/2015	GS	USD	1,970,436	JPY	234,223,381	(11,087)
05/14/2015	BCLY	USD	1,577,830	INR	98,557,000	(9,199)
05/14/2015	BCLY	USD	924,919	KRW	1,027,345,000	8,438
07/13/2015	JPM	USD	676,760	GBP	450,000	17,382
07/31/2015	JPM	USD	1,320,035	EUR	1,155,589	(24,126)
10/23/2015	JPM	USD	1,005,178	EUR	864,000	(34,613)
10/26/2015	JPM	USD	505,701	EUR	433,000	(19,262)
10/30/2015	JPM	USD	242,799	EUR	213,000	(3,490)
11/02/2015	JPM	USD	404,635	EUR	356,000	(4,636)

						$51,988

Forward Cross Currency Contracts

Settlement Date	Counterparty	Deliver/ Units of Currency		Receive/ In Exchange For		Net Unrealized Appreciation/ (Depreciation)
04/21/2015	DB	DKK	2,441,514	EUR	329,000	$(1,608)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 10 Yr.	March 2015	$412,129	$14,199
6	Australian Government Bond 3 Yr.	March 2015	527,445	5,814
3	Canadian Government Bond 10 Yr.	June 2015	345,109	1,035
25	Euro BOBL	March 2015	3,678,451	45,605
7	Euro Bund	March 2015	1,252,008	19,554
5	Euro BUXL Bond 30 Yr.	March 2015	934,895	(2,360)
4	Gilt Long Bond	June 2015	732,952	(5,753)
23	U.S. Ultra Bond(CBT)	June 2015	3,870,469	23,561

			$11,753,458	$101,655

Sales
34	Euro SCHATZ	March 2015	$4,245,120	$(14,889)
2	Japanese Government Bond 10 Yr. (OSE)	March 2015	2,474,382	(4)

			$6,719,502	$(14,893)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

116	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	46,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21, (OTC) (CP-DB)	$15,654	$(12,612)
Call	EUR	33,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19, (OTC) (CP-JPM)	11,754	(12,094)
Call	EUR	14,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19, (OTC) (CP-JPM)	4,853	(5,131)
Call	EUR	46,000	03/31/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19, (OTC) (CP-JPM)	17,121	(18,017)
Call	EUR	587,780	11/03/2017	EUR Call/USD Put, Strike 1.29, (OTC) (CP-GS)	42,302	(14,315)
Call	GBP	972,000	07/09/2015	GBP Call/USD Put, Strike 1.57, (OTC) (CP-JPM)	12,803	(18,256)

					$104,487	$(80,425)

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	185,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 185,000 EUR in which it will pay 6 month EURIBOR and will receive a rate of 0.813%, maturing on 11/20/25(OTC) (CP-MSCI)	$4,000	$(3,600)
EUR	185,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 185,000 EUR in which it will pay a rate of 0.813% and will receive 6 month EURIBOR, maturing on 03/03/47. (OTC) (CP-MSCI)	4,000	(4,149)
EUR	36,348,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	12,882	(19,971)
EUR	912,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 912,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 06/01/46. (OTC) (CP-GS)	26,941	(17,245)
EUR	922,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 922,000 EUR in which it will pay a rate of 0.99% and will receive 6 month EURIBOR, maturing on 07/07/46. (OTC) (CP-GS)	24,604	(19,971)
EUR	369,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 369,000 EUR in which it will pay a rate of 1.13% and will receive 6 month EURIBOR, maturing on 10/13/46. (OTC) (CP-GS)	7,364	(10,601)
EUR	575,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 02/18/47. (OTC) (CP-MSCI)	18,876	(20,637)
EUR	739,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 739,000 EUR in which it will pay a rate of 1.38% and will receive 6 month EURIBOR, maturing on 03/01/47. (OTC) (CP-GS)	30,147	(31,088)
EUR	575,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 05/18/47. (OTC) (CP-MSCI)	19,990	(21,927)
EUR	575,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 08/18/47. (OTC) (CP-MSCI)	21,432	(23,107)
EUR	575,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.05, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 575,000 EUR in which it will pay a rate of 1.05% and will receive 6 month EURIBOR, maturing on 11/18/47. (OTC) (CP-MSCI)	22,546	(24,188)

See accompanying notes to the financial statements.	117

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps (continued)

Principal Amount		Expiration Date	Description	Premiums	Market Value
GBP	770,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 770,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	$42,095	$(41,072)
GBP	2,892,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.89, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 2,892,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/20/47. (OTC) (CP-GS)	153,397	(114,630)
GBP	653,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 1.91, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 653,000 GBP in which it will pay a rate of 1.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	36,353	(27,743)

				$424,627	$(379,929)

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
134,068,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(289)
5,988,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(2,665)
2,972,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	14,543
2,771,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	10,518
1,428,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	6,389
3,681,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	18,707
1,458,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	6,287

							$53,490

						Premiums to (Pay) Receive	$(55,863)

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spread is (0.71)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.22)% to (0.34)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
119,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	$95
119,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(395)

							$(300)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

118	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,100,000	AUD	11/11/2024	BCI (e)	Receive	4.33%	6 Month AUD BBSW	$77,898
400,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	15,031
1,200,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	43,672
1,000,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	36,188
312,000	AUD	2/19/2025	CSS (e)	Receive	3.40%	6 Month AUD BBSW	1,566
140,000	AUD	12/23/2034	BCI (e)	Receive	4.41%	6 Month AUD BBSW	5,938
69,000	AUD	12/30/2034	CSS (e)	Receive	4.37%	6 Month AUD BBSW	2,758
69,000	AUD	1/7/2035	BCI (e)	Receive	4.11%	6 Month AUD BBSW	1,817
70,000	AUD	1/8/2035	JPMF (e)	Receive	4.00%	6 Month AUD BBSW	1,467
139,000	AUD	1/9/2035	JPMF (e)	Receive	3.96%	6 Month AUD BBSW	2,622
140,000	AUD	1/13/2035	JPMF (e)	Receive	3.95%	6 Month AUD BBSW	2,549
207,000	AUD	1/13/2035	JPMF (e)	Receive	3.96%	6 Month AUD BBSW	3,822
70,000	AUD	1/14/2035	JPMF (e)	Receive	3.91%	6 Month AUD BBSW	1,109
70,000	AUD	1/14/2035	JPMF (e)	Receive	3.91%	6 Month AUD BBSW	1,109
142,000	AUD	1/16/2035	BCI (e)	Receive	3.82%	6 Month AUD BBSW	1,580
69,000	AUD	1/20/2035	BCI (e)	Receive	3.76%	6 Month AUD BBSW	551
139,000	AUD	1/21/2035	BCI (e)	Receive	3.75%	6 Month AUD BBSW	1,091
4,700,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA	15,141
2,244,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA	4,269
700,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA	3,277
1,414,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA	4,654
562,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA	(2,381)
1,366,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA	(4,259)
663,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA	3,409
946,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA	3,904
141,000	CHF	1/13/2035	CSS (e)	(Pay)	1.22%	6 Month CHF LIBOR	(336)
70,000	CHF	1/13/2035	CSS (e)	(Pay)	1.33%	6 Month CHF LIBOR	(947)
71,000	CHF	1/15/2035	CSS (e)	(Pay)	1.35%	6 Month CHF LIBOR	(1,097)
288,000	CHF	1/16/2035	CSS (e)	(Pay)	1.35%	6 Month CHF LIBOR	(4,447)
4,377,000	DKK	2/25/2020	CSS (e)	Receive	0.39%	6 Month DKK CIBOR	784
4,376,000	DKK	2/27/2020	CSS (e)	Receive	0.32%	6 Month DKK CIBOR	(1,353)
4,388,000	DKK	2/27/2020	CSS (e)	Receive	0.32%	6 Month DKK CIBOR	(1,520)
4,565,000	DKK	3/2/2020	CSS (e)	Receive	0.33%	6 Month DKK CIBOR	(1,479)
4,437,000	DKK	3/2/2020	CSS (e)	Receive	0.34%	6 Month DKK CIBOR	(859)
1,510,000	EUR	11/28/2016	CSS (e)	Receive	0.10%	6 Month EURIBOR	2,452
407,000	EUR	12/24/2044	CSS (e)	(Pay)	1.96%	6 Month EURIBOR	(23,870)
102,000	EUR	12/24/2044	CSS (e)	(Pay)	1.96%	6 Month EURIBOR	(5,916)
255,000	EUR	12/31/2044	CSS (e)	(Pay)	1.96%	6 Month EURIBOR	(14,785)
91,000	EUR	1/8/2045	CSS (e)	(Pay)	1.63%	6 Month EURIBOR	(1,224)
335,000	EUR	1/21/2045	CSS (e)	(Pay)	1.67%	6 Month EURIBOR	(6,319)
40,000	EUR	2/18/2045	CSS (e)	(Pay)	1.45%	6 Month EURIBOR	432
218,000	EUR	2/25/2045	CSS (e)	(Pay)	1.61%	6 Month EURIBOR	(3,077)
48,700	EUR	3/3/2045	CSS (e)	(Pay)	1.51%	6 Month EURIBOR	159
159,600	EUR	6/3/2046	CSS (e)	(Pay)	1.43%	6 Month EURIBOR	1,782
73,800	EUR	7/11/2046	CSS (e)	(Pay)	1.40%	6 Month EURIBOR	1,095

See accompanying notes to the financial statements.	119

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
343,000	EUR	2/22/2047	CSS (e)	Receive	1.55%	6 Month EURIBOR	$1,369
351,000	EUR	5/24/2047	CSS (e)	Receive	1.55%	6 Month EURIBOR	1,469
357,000	EUR	8/23/2047	CSS (e)	Receive	1.55%	6 Month EURIBOR	1,445
362,000	EUR	11/22/2047	CSS (e)	Receive	1.55%	6 Month EURIBOR	1,491
2,889,000	GBP	1/21/2025	BCI (e)	(Pay)	1.45%	SONIA Index	96,701
1,235,000	GBP	1/27/2025	BCI (e)	(Pay)	1.56%	SONIA Index	32,065
1,300,000	GBP	2/13/2045	BCI (e)	(Pay)	2.32%	6 Month GBP LIBOR	5,697
70,000,000	JPY	10/3/2024	BCI (e)	(Pay)	0.66%	6 Month JPY LIBOR	(9,950)
68,000,000	JPY	10/7/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(9,519)
68,000,000	JPY	10/9/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(9,453)
353,000,000	JPY	10/15/2024	CSS (e)	(Pay)	0.63%	6 Month JPY LIBOR	(43,088)
212,934,000	JPY	1/14/2025	CSS (e)	Receive	0.48%	6 Month JPY LIBOR	(2,827)
67,037,000	JPY	1/15/2025	CSS (e)	Receive	0.49%	6 Month JPY LIBOR	(350)
84,927,000	JPY	1/16/2025	CSS (e)	Receive	0.45%	6 Month JPY LIBOR	(3,235)
30,768,000	JPY	1/31/2025	CSS (e)	Receive	0.52%	6 Month JPY LIBOR	402
30,712,000	JPY	2/2/2025	CSS (e)	Receive	0.52%	6 Month JPY LIBOR	512
55,914,000	JPY	2/6/2025	CSS (e)	Receive	0.55%	6 Month JPY LIBOR	2,286
97,763,000	JPY	2/9/2025	CSS (e)	Receive	0.55%	6 Month JPY LIBOR	3,953
6,300,000	JPY	2/17/2025	CSS (e)	Receive	0.60%	6 Month JPY LIBOR	494
237,700,000	JPY	2/17/2025	CSS (e)	Receive	0.60%	6 Month JPY LIBOR	18,167
200,394,000	JPY	1/14/2035	CSS (e)	(Pay)	1.61%	6 Month JPY LIBOR	32,903
72,927,000	JPY	1/15/2035	CSS (e)	(Pay)	1.63%	6 Month JPY LIBOR	10,928
92,257,000	JPY	1/16/2035	CSS (e)	(Pay)	1.61%	6 Month JPY LIBOR	15,115
39,544,000	JPY	1/31/2045	CSS (e)	(Pay)	1.86%	6 Month JPY LIBOR	3,572
39,472,000	JPY	2/2/2045	CSS (e)	(Pay)	1.87%	6 Month JPY LIBOR	3,243
74,154,000	JPY	2/6/2045	CSS (e)	(Pay)	1.95%	6 Month JPY LIBOR	2,300
128,018,000	JPY	2/9/2045	CSS (e)	(Pay)	1.99%	6 Month JPY LIBOR	773
2,500,000	MXN	10/9/2024	BCI (e)	Receive	6.10%	TIIE	3,457
6,300,000	MXN	10/11/2024	BCI (e)	Receive	6.18%	TIIE	11,541
5,000,000	MXN	10/16/2024	BCI (e)	Receive	6.03%	TIIE	5,078
2,500,000	MXN	10/17/2024	BCI (e)	Receive	6.05%	TIIE	2,803
2,400,000	MXN	10/18/2024	BCI (e)	Receive	6.08%	TIIE	3,073
5,200,000	MXN	10/18/2024	BCI (e)	Receive	6.12%	TIIE	7,771
1,200,000	MXN	10/24/2024	BCI (e)	Receive	6.17%	TIIE	2,107
4,700,000	MXN	10/25/2024	BCI (e)	Receive	6.19%	TIIE	8,754
4,200,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	6,464
500,000	MXN	10/30/2024	BCI (e)	Receive	6.19%	TIIE	930
1,000,000	MXN	11/20/2024	BCI (e)	Receive	6.00%	TIIE	818
1,300,000	MXN	11/28/2024	BCI (e)	Receive	6.27%	TIIE	2,918
282,000	NZD	12/16/2024	BCI (e)	Receive	4.23%	3 Month NZD Bank Bill Rate	8,072
141,000	NZD	12/18/2024	BCI (e)	Receive	4.20%	3 Month NZD Bank Bill Rate	3,792
390,000	NZD	12/22/2024	BCI (e)	Receive	4.14%	3 Month NZD Bank Bill Rate	9,069
220,000	NZD	12/22/2024	BCI (e)	Receive	4.14%	3 Month NZD Bank Bill Rate	5,038
245,000	NZD	1/8/2025	BCI (e)	Receive	3.98%	3 Month NZD Bank Bill Rate	3,181
842,000	NZD	1/9/2025	BCI (e)	Receive	3.93%	3 Month NZD Bank Bill Rate	8,586

120	See accompanying notes to the financial statements.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
538,000	NZD	1/9/2025	BCI (e)	Receive	3.95%	3 Month NZD Bank Bill Rate	$6,188
446,000	NZD	3/2/2025	BCI (e)	Receive	3.73%	3 Month NZD Bank Bill Rate	(986)
267,000	NZD	3/2/2025	BCI (e)	Receive	3.72%	3 Month NZD Bank Bill Rate	(845)
453,000	USD	12/15/2024	CSS (e)	(Pay)	2.33%	3 Month USD LIBOR	(8,773)
110,000	USD	12/16/2034	CSS (e)	(Pay)	2.65%	3 Month USD LIBOR	(4,198)
122,000	USD	1/9/2035	CSS (e)	(Pay)	2.39%	3 Month USD LIBOR	580
319,117	USD	2/15/2041	JPMF (e)	Receive	2.57%	3 Month USD LIBOR	2,369
306,480	USD	2/15/2041	JPMF (e)	Receive	2.62%	3 Month USD LIBOR	2,246
594,353	USD	2/15/2041	JPMF (e)	(Pay)	2.56%	3 Month USD LIBOR	(6,000)
274,304	USD	2/15/2041	JPMF (e)	Receive	2.63%	3 Month USD LIBOR	1,852
656,240	USD	2/15/2041	CSS (e)	(Pay)	2.59%	3 Month USD LIBOR	(10,849)
872,768	USD	2/15/2041	CSS (e)	(Pay)	2.60%	3 Month USD LIBOR	(15,557)
898,131	USD	2/15/2041	CSS (e)	(Pay)	2.53%	3 Month USD LIBOR	(3,052)
303,055	USD	2/15/2041	CSS (e)	Receive	2.64%	3 Month USD LIBOR	2,213
395,327	USD	2/15/2041	CSS (e)	Receive	2.66%	3 Month USD LIBOR	2,868
420,690	USD	2/15/2041	CSS (e)	Receive	2.66%	3 Month USD LIBOR	3,109
298,155	USD	2/15/2041	CSS (e)	Receive	2.65%	3 Month USD LIBOR	2,167
664,561	USD	2/15/2041	CSS (e)	(Pay)	2.56%	3 Month USD LIBOR	(6,745)
677,198	USD	2/15/2041	CSS (e)	(Pay)	2.51%	3 Month USD LIBOR	(515)
661,135	USD	2/15/2041	CSS (e)	(Pay)	2.57%	3 Month USD LIBOR	(8,434)

							$375,810

						Premiums to (Pay) Receive	$369

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
666,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$459
333,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(321)

						$138

					Premiums to (Pay) Receive	$—

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).
(c)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

See accompanying notes to the financial statements.	121

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.06% for the fiscal year ended February 28, 2015, as compared with +0.03% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by +0.03%, with contributions coming from security selection in Treasury Bills.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

122

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Treasury Fund and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

123

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	100.0%
Other	0.0 ^

100.0%

^	Rounds to 0.0%

124

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	U.S. Government — 100.0%
7,400,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (a)	7,399,904
44,500,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (a)	44,499,421
76,100,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (a)	76,098,326
28,250,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (a)	28,249,153
94,000,000	U.S. Treasury Bill, 0.01%, due 05/21/15 (a)	93,996,898
256,375,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (a)	256,366,540
218,957,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (a)	218,949,993
65,000,000	U.S. Treasury Bill, 0.02%, due 05/28/15 (a)	64,997,270
48,000,000	U.S. Treasury Bill, 0.02%, due 06/11/15 (a)	47,996,976
100,000,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (a)	99,992,500
25,000,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (a)	24,998,075
65,400,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (a)	65,394,245
50,000,000	U.S. Treasury Bill, 0.03%, due 07/02/15 (a)	49,994,500
50,000,000	U.S. Treasury Bill, 0.03%, due 07/09/15 (a)	49,994,200
30,400,000	U.S. Treasury Bill, 0.03%, due 07/30/15 (a)	30,395,896
50,000,000	U.S. Treasury Bill, 0.04%, due 07/16/15 (a)	49,991,500
187,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (a)	186,964,657
281,000,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (a)	280,944,924
49,500,000	U.S. Treasury Bill, 0.06%, due 08/13/15 (a)	49,487,575
81,500,000	U.S. Treasury Bill, 0.07%, due 08/20/15 (a)	81,474,816
100,000,000	U.S. Treasury Note, 0.13%, due 04/30/15	100,015,600
50,000,000	U.S. Treasury Note, 0.25%, due 03/31/15	50,000,000
50,000,000	U.S. Treasury Note, 0.25%, due 07/15/15	50,027,350
13,000,000	U.S. Treasury Note, 0.25%, due 07/31/15	13,008,125
136,000,000	U.S. Treasury Note, 0.38%, due 04/15/15	136,042,432
46,000,000	U.S. Treasury Note, 0.38%, due 06/30/15	46,035,926
40,000,000	U.S. Treasury Note, 0.38%, due 08/31/15	40,050,000

	Total U.S. Government	2,243,366,802

	Money Market Funds — 0.0%
310,739	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	310,739

	TOTAL SHORT-TERM INVESTMENTS (COST $2,243,590,874)	2,243,677,541

	TOTAL INVESTMENTS — 100.0% (Cost $2,243,590,874)	2,243,677,541
	Other Assets and Liabilities (net) — 0.00%	253,106

	TOTAL NET ASSETS — 100.0%	$2,243,930,647

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

See accompanying notes to the financial statements.	125

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunity Overlay Fund returned -4.99% for the fiscal year ended February 28, 2015, as compared with +0.35% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund underperformed its benchmark during the fiscal year by -5.34%. The Fund’s derivative overlay strategies (primarily interest-rate swaps and swaptions) detracted during the fiscal year. Contributions from the Fund’s asset-backed securities holdings partly offset losses.

Among asset-backed securities held by the Fund, performance was driven by RMBS holdings, in particular subprime, which benefited from continued healing in credit markets, overall spread compression in fixed income markets, and continued steady healing in consumer credit and U.S. housing markets.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

126

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO World Opportunity Overlay Fund and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

127

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Short-Term Investments	61.8%
Debt Obligations	37.1
Options Purchased	0.6
Written Options	(0.5)
Swap Contracts	(1.8)
Other	2.8

100.0%

Industry Sector Summary	% of Debt Obligations
U.S. Government	70.3%
Commercial Mortgage-Backed Securities	9.6
Residential Mortgage-Backed Securities – Subprime	9.3
Residential Mortgage-Backed Securities – Other	3.2
Residential Mortgage-Backed Securities – Overseas	3.2
Insured Other	3.1
U.S. Government Agency	1.3
Collateralized Debt Obligations	0.0 ^

100.0%

^	Rounds to 0.0%.

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

128

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 37.1%

	Asset-Backed Securities — 10.5%
	Collateralized Debt Obligations — 0.0%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	6,778

	Commercial Mortgage-Backed Securities — 3.6%
717,864	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.54%, due 01/25/35	656,845
1,068,635	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.56%, due 01/25/36	943,071
2,947,682	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.47%, due 12/25/37	3,006,636
653,049	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.41%, due 11/15/33	602,438
734,827	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	699,805
558,588	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 09/25/30	522,279

	Total Commercial Mortgage-Backed Securities	6,431,074

	Insured Other — 1.1%
9,200,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	2,040,100

	Residential Mortgage-Backed Securities — Other — 1.2%
2,658,714	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	2,127,237

	Residential Mortgage-Backed Securities — Overseas — 1.2%
2,223,356	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.44%, due 09/15/39	2,108,854

	Residential Mortgage-Backed Securities — Subprime — 3.4%
4,282,961	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.37%, due 11/25/36	2,292,241

Par Value ($) / Principal Amount / Shares		Description	Value ($)
		Residential Mortgage-Backed Securities — Subprime — continued
	7,805,336	Securitized Asset-Backed Receivables LLC, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.33%, due 07/25/36	3,922,181

		Total Residential Mortgage-Backed Securities – Subprime	6,214,422

		Total Asset-Backed Securities	18,928,465

		U.S. Government — 26.1%
	55,000,000	U.S. Treasury Strip Coupon, due 02/15/23	47,025,330

		U.S. Government Agency — 0.5%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	879,840

		TOTAL DEBT OBLIGATIONS (COST $78,430,885)	66,833,635

		OPTIONS PURCHASED — 0.6%

		Currency Options — 0.0%
EUR	3,000,000	EUR Call/CHF Put, One Touch Binary Option, Expires 06/16/15, Strike 1.56, (OTC) (CP-JPM)	3

		Options on Interest Rate Swaps — 0.6%
EUR	19,090,000	EUR Swaption Put, Expires 12/16/16, Strike 1.93, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 19,090,000 EUR in which it will pay a rate of 1.93% and will receive 6 month EURIBOR, maturing on 12/16/2046. (OTC) (CP-GS)	543,680
EUR	18,742,000	EUR Swaption Put, Expires 02/01/17, Strike 2.03, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 18,742,000 EUR in which it will pay a rate of 2.03% and will receive 6 month EURIBOR, maturing on 02/01/2047. (OTC) (CP-GS)	478,735

		Total Options on Interest Rate Swaps	1,022,415

		TOTAL OPTIONS PURCHASED (COST $3,812,503)	1,022,418

		SHORT-TERM INVESTMENTS — 61.8%

		Money Market Funds — 4.7%
	8,469,170	State Street Institutional Liquid Reserves Fund-Premier Class, 0.09% (a)	8,469,170

See accompanying notes to the financial statements.	129

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	U.S. Government — 57.1%
46,200,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (b)	46,190,945
36,110,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (b)	36,109,530
2,555,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (b)	2,554,967
3,200,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (b)	3,199,930
4,200,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (b)	4,199,865
10,500,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (b)	10,499,076

	Total U.S. Government	102,754,313

	TOTAL SHORT-TERM INVESTMENTS (COST $111,215,387)	111,223,483

	TOTAL INVESTMENTS — 99.5% (Cost $193,458,775)	179,079,536
	Other Assets and Liabilities (net) — 0.5%	877,172

	TOTAL NET ASSETS — 100.0%	$179,956,708

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Reverse Repurchase Agreements

Average balance outstanding	$(48,368,280)
Average interest rate	0.29%
Maximum balance outstanding	$(49,679,720)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the year.

Written Options

Written Options on Interest Rate Swaps

Principal Amount		Expiration Date	Description	Premiums	Market Value
EUR	19,090,000	12/16/2016	EUR Swaption Call, Expires 12/16/16, Strike 0.93, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 19,090,000 EUR in which it will pay a rate of 0.93% and will receive 6 month EURIBOR, maturing on 12/16/46. (OTC) (CP-GS)	$497,588	$(433,791)
EUR	18,742,000	02/01/2017	EUR Swaption Call, Expires 02/01/17, Strike 1.03, Upon potential exercise of option, the Fund will enter into a swap with a notional amount of 18,742,000 EUR in which it will pay a rate of 1.03% and will receive 6 month EURIBOR, maturing on 02/01/47. (OTC) (CP-GS)	612,276	(501,323)

				$1,109,864	$(935,114)

130	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
547,550,000	JPY	1/19/2016	1/19/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$2,732
547,550,000	JPY	1/22/2016	1/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,706
547,550,000	JPY	1/25/2016	1/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,723
547,550,000	JPY	1/26/2016	1/26/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,720
547,550,000	JPY	1/28/2016	1/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,696
547,550,000	JPY	2/1/2016	2/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,656
547,550,000	JPY	2/2/2016	2/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,681
547,550,000	JPY	2/5/2016	2/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,672
547,550,000	JPY	2/8/2016	2/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,711
547,550,000	JPY	2/9/2016	2/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	2,718
1,007,920,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,227
1,007,920,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,231
1,007,920,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,155
1,007,920,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,196
1,007,920,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,130
610,860,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,030
610,860,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,035
610,860,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,007
610,860,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,009
610,860,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,000
927,480,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,296
927,480,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,232
927,480,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,299
927,480,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,360
927,480,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,196
772,900,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,330
772,900,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,338
772,900,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,353
772,900,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,395
772,900,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	9,349
772,900,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,071
772,900,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,077
772,900,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,078
772,900,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,090
772,900,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,044
927,480,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,241
927,480,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,258
927,480,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,258
927,480,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,282
927,480,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	7,230
610,860,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	6,641
610,860,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	6,630

See accompanying notes to the financial statements.	131

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
610,860,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$6,648
610,860,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	6,610
610,860,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	6,576
608,820,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,084
1,007,920,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,560
1,007,920,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,563
1,007,920,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,504
1,007,920,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,474
608,820,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,021
1,007,920,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	8,474
608,820,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,022
608,820,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,017
608,820,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	3,956
375,560,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(163)
375,560,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(163)
375,560,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(153)
375,560,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(168)
375,560,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(161)
375,560,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(155)
375,560,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(153)
375,560,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(172)
375,560,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(165)
375,560,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(164)
285,797,500	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(554)
285,797,500	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(562)
285,797,500	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(549)
285,797,500	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(556)
285,797,500	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(541)
285,797,500	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(549)
285,797,500	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(559)
285,797,500	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(566)
285,797,500	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(547)
285,797,500	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(554)
285,797,500	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(549)
285,797,500	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(556)
285,797,500	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(541)
285,797,500	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(548)
285,797,500	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(540)
285,797,500	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(547)
285,797,500	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(538)
285,797,500	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(545)
285,797,500	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(540)
285,797,500	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(547)
523,270,900	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,864)
523,270,900	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,848)

132	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
523,270,900	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(3,845)
523,270,900	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,842)
523,270,900	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,851)
523,270,900	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,840)
523,270,900	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,845)
523,270,900	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,849)
523,270,900	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,824)
523,270,900	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(3,828)
571,606,800	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4,891)
571,606,800	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4,899)
571,606,800	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4,844)
571,606,800	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4,851)
571,606,800	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(4,816)
719,108,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(9,336)
719,108,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(9,356)
719,108,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(9,320)
719,108,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(9,316)
719,108,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(9,313)
719,108,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(9,333)
723,769,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(13,267)
723,769,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(13,264)
723,769,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(13,258)
723,769,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(13,301)
723,769,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(13,273)
723,769,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(13,304)
570,605,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,521)
570,605,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,571)
570,605,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,559)
570,605,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,566)
570,605,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,593)
570,605,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,623)
570,605,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,616)
570,605,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,624)
570,605,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,674)
570,605,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,646)
656,979,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,146)
656,979,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,155)
656,979,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,194)
656,979,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,194)
656,979,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,242)
656,979,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,251)
656,979,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,326)
656,979,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(12,278)
656,979,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(8,438)
656,979,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(8,486)

See accompanying notes to the financial statements.	133

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Forward Starting Cross-Currency Basis Swaps (continued)

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays [1]	Fund Receives [2]	Net Unrealized Appreciation/ (Depreciation)
656,979,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(8,505)
656,979,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(8,530)
656,979,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(8,555)
656,979,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(8,564)
656,979,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(8,604)
457,204,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,652)
457,204,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,674)
457,204,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,687)
457,204,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,719)
457,204,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,736)
457,204,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,743)
457,204,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,822)
457,204,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(1,846)
81,528,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	188,004
41,050,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	193,578

							$236,851

					Premiums to (Pay) Receive		$—

[1]	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.62)% to (0.81)%.
[2]	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.25)%.

Inflation Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,010,000	GBP	1/13/2020	GS	Receive	2.72%	U.K. Retail Price Index	$(62,869)
18,647,000	GBP	1/14/2020	GS	Receive	2.76%	U.K. Retail Price Index	(172,976)
10,010,000	GBP	1/13/2025	GS	(Pay)	2.93%	U.K. Retail Price Index	32,901
18,647,000	GBP	1/14/2025	GS	(Pay)	2.94%	U.K. Retail Price Index	84,523

							$(118,421)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

134	See accompanying notes to the financial statements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
55,000,000	USD	2/15/2023	CSS (c)	(Pay)	0.00%	3 Month USD LIBOR	$(3,434,409)
3,063,000	EUR	2/17/2045	CSS (c)	(Pay)	1.18%	6 Month EURIBOR	31,460
3,369,000	EUR	2/19/2045	CSS (c)	(Pay)	1.18%	6 Month EURIBOR	22,690
6,094,000	EUR	12/15/2045	CSS (c)	Receive	1.20%	6 Month EURIBOR	(85,045)
3,197,600	EUR	12/22/2046	CSS (c)	(Pay)	1.43%	6 Month EURIBOR	33,233
2,005,400	EUR	2/3/2047	CSS (c)	(Pay)	1.43%	6 Month EURIBOR	20,512

							$(3,411,559)

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2015.

(b)	The rate shown represents yield-to-maturity.

(c)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 136.

See accompanying notes to the financial statements.	135

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2015

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ABS - Asset-Backed Security

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

BBA - British Bankers’ Association

BOBL - Bundesobligationen

BZDIOVRA - Brazil Interbank Deposit Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMS - Constant Maturity Swap

CP - Counterparty

CZK PRIBOR - Prague Interbank Offered Rate dominated in Czech Koruna.

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks.

DKK CIBOR - Copenhagen Interbank Offered Rate denominated in Danish Krone.

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NPG - National Public Finance Guarantee Corporation.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SIFMA - Securities Industry and Financial Markets Association

SONIA - Sterling Overnight Interbank Average

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR – London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the interest rates at February 28, 2015, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPMF - J.P. Morgan Securities LLC

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

COP – Colombian Peso

CZK - Czech Koruna

DEM - Deutsche Mark

DKK - Danish Krone

EUR - Euro

GBP - British Pound

INR - Indian Rupee

KRW - South Korean Won

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

PEN - Peruvian Sol

SEK - Swedish Krona

USD - United States Dollar

ZAR - South African Rand

136	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015

	Asset Allocation Bond Fund	Benchmark- Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$4,937,452,023	$7,488,811	$135,638,616	$50,539,770	$1,745,169,789
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	205,200,022	1,900,879	103,864,965	20,475,636	44,831,828
Receivable for investments sold	238,301,442	302,897	2,968,456	882,593	—
Cash	13	—	—	—	—
Dividends and interest receivable	10,936,405	10,591	427,860	538,325	1,969,426
Unrealized appreciation on open forward currency contracts (Note 4)	100,421,731	129,926	1,631,040	1,372,792	—
Receivable for variation margin on open futures contracts (Note 4)	2,942,580	3,655	58,735	4,554	—
Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	80,663	18,268	—
Due from broker (Note 2)	330,263,760	397,844	10,439,054	1,385,299	3,000,989
Receivable for open OTC swap contracts (Note 4)	36,057,569	41,685	504,191	149,559	3,431,555
Interest receivable for open OTC swap contracts	591,867	655	11,744	3,526	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	203,546	39,547	35,803	25,300	31,692

Total assets	5,862,370,958	10,316,490	255,661,127	75,395,622	1,798,435,279

Liabilities:
Due to custodian	—	—	308,337	91,355	23,511
Payable for investments purchased	517,484,781	658,402	6,914,996	2,050,359	4,635,864
Payable to affiliate for (Note 5):
Management fee	1,000,643	3,645	48,007	14,217	356,853
Shareholder service fee	242,443	1,094	21,228	8,531	78,508
Payable for variation margin on open futures contracts (Note 4)	—	—	—	—	132,563
Payable for variation margin on open cleared swap contracts (Note 4)	26,867,935	27,834	322,496	32,067	174,164
Unrealized depreciation on open forward currency contracts (Note 4)	54,264,540	69,832	894,001	436,947	—
Payable for open OTC swap contracts (Note 4)	12,359,993	16,432	2,374,605	17,143	2,006,952
Written options outstanding, at value (Note 4)(c)	175,616,020	227,857	2,543,879	754,347	—
Payable to agents unaffiliated with GMO	578	5	29	—	202
Payable to Trustees and related expenses	7,087	—	307	99	2,479
Accrued expenses	420,488	81,350	133,887	100,034	218,849

Total liabilities	788,264,508	1,086,451	13,561,772	3,505,099	7,629,945

Net assets	$5,074,106,450	$9,230,039	$242,099,355	$71,890,523	$1,790,805,334

(a) Cost of investments – unaffiliated issuers:	$5,035,830,363	$7,604,372	$134,094,637	$51,988,973	$1,790,246,614
(b) Cost of investments – affiliated issuers:	$205,200,022	$1,941,591	$97,314,860	$17,887,556	$44,831,828
(c) Premiums on options:	$198,003,455	$255,949	$2,917,819	$865,007	$—

See accompanying notes to the financial statements.	137

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Asset Allocation Bond Fund	Benchmark- Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund
Net assets consist of:
Paid-in capital	$4,771,016,223	$8,974,789	$376,554,283	$72,762,034	$1,950,759,137
Accumulated undistributed net investment income	265,653,857	240,203	13,521,277	5,101,621	7,473,441
Accumulated net realized gain (loss)	(8,864,747)	(6,874)	(154,889,101)	(8,804,026)	(123,125,200)
Net unrealized appreciation (depreciation)	46,301,117	21,921	6,912,896	2,830,894	(44,302,044)

	$5,074,106,450	$9,230,039	$242,099,355	$71,890,523	$1,790,805,334

Net assets attributable to:
Class III shares	$421,909,762	$9,230,039	$51,044,989	$71,890,523	$—

Class IV shares	$—	$—	$191,054,366	$—	$—

Class VI shares	$4,652,196,688	$—	$—	$—	$1,790,805,334

Shares outstanding:
Class III	16,007,962	358,835	6,538,196	7,262,218	—

Class IV	—	—	24,413,306	—	—

Class VI	176,238,198	—	—	—	72,212,790

Net asset value per share:
Class III	$26.36	$25.72	$7.81	$9.90	$—

Class IV	$—	$—	$7.83	$—	$—

Class VI	$26.40	$—	$—	$—	$24.80

138	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$3,883,177,156	$39,852,002	$31,946,312	$2,243,677,541	$179,079,536
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	88,738,774	14,617,528	13,037,411	—	—
Receivable for investments sold	22,180,240	575,719	9,037,060	—	3,914,927
Cash	5	—	—	—	942,734
Dividends and interest receivable	61,346,038	165,842	239,917	408,071	46,804
Unrealized appreciation on open forward currency contracts (Note 4)	3,934,945	352,123	376,687	—	—
Receivable for variation margin on open futures contracts (Note 4)	—	2,535	—	—	—
Receivable for variation margin on open cleared swap contracts (Note 4)	—	16,331	15,269	—	—
Due from broker (Note 2)	11,344,047	819,359	822,807	—	1,600,867
Receivable for open OTC swap contracts (Note 4)	48,504,584	97,895	91,652	—	862,598
Interest receivable for open swap contracts	1,845	2,352	2,211	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	3,409	18,682	23,276	162,530	516
Receivable for options (Note 4)	542,997	—	—	—	—

Total assets	4,119,774,040	56,520,368	55,592,602	2,244,248,142	186,447,982

Liabilities:
Due to custodian	—	59,711	55,855	—	—
Payable for investments purchased	5,435,201	8,835,836	11,025,099	—	4,612,348
Payable to affiliate for (Note 5):
Management fee	1,090,642	7,066	8,692	140,179	—
Shareholder service fee	341,785	5,578	5,215	—	—
Payable for variation margin on open futures contracts (Note 4)	—	—	444	—	—
Payable for variation margin on open cleared swap contracts (Note 4)	547,880	3,803	11,478	—	52,262
Dividend payable	—	—	—	23,863	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	282,530	326,307	—	—
Payable for open OTC swap contracts (Note 4)	100,287,667	11,095	10,310	—	744,168
Payable for options (Note 4)(c)	2,587,518	—	—	—	—
Written options outstanding, at value (Note 4)(c)	—	491,768	460,354	—	935,114
Payable to agents unaffiliated with GMO	376	—	—	234	29
Payable to Trustees and related expenses	4,328	73	87	2,845	260
Accrued expenses	1,192,594	102,772	103,594	150,374	147,093

Total liabilities	111,487,991	9,800,232	12,007,435	317,495	6,491,274

Net assets	$4,008,286,049	$46,720,136	$43,585,167	$2,243,930,647	$179,956,708

(a) Cost of investments – unaffiliated issuers:	$3,803,417,455	$39,843,039	$32,920,357	$2,243,590,874	$193,458,775
(b) Cost of investments – affiliated issuers:	$83,856,321	$13,498,985	$11,076,835	$—	$—
(c) Premiums on options:	$3,072,596	$564,359	$529,114	$—	$1,109,864

See accompanying notes to the financial statements.	139

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Net assets consist of:
Paid-in capital	$4,195,881,493	$61,744,908	$73,370,435	$2,243,751,696
Accumulated undistributed net investment income	37,489,047	—	—	—
Distributions in excess of net investment income	—	(1,159,950)	(3,841,734)	—
Accumulated net realized gain (loss)	(285,461,454)	(15,647,629)	(27,505,812)	92,284
Net unrealized appreciation	60,376,963	1,782,807	1,562,278	86,667

	$4,008,286,049	$46,720,136	$43,585,167	$2,243,930,647

Net assets attributable to:
Core Class shares	$—	$—	$—	$2,243,930,647	$179,956,708

Class III shares	$746,181,627	$46,720,136	$43,585,167	$—	$—

Class IV shares	$3,262,104,422	$—	$—	$—	$—

Shares outstanding:
Core Class	—	—	—	89,758,472	7,058,123

Class III	78,606,455	5,386,314	6,272,180	—	—

Class IV	344,055,082	—	—	—	—

Net asset value per share:
Core Class	$—	$—	$—	$25.00	$25.50

Class III	$9.49	$8.67	$6.95	$—	$—

Class IV	$9.48	$—	$—	$—	$—

140	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015

	Asset Allocation Bond Fund	Benchmark- Free Bond Fund*	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund
Investment Income:
Interest	$54,333,034	$4,704	$1,946,776	$739,292	$48,337,120
Dividends from affiliated issuers (Note 10)	55,898	44,924	1,094,434	398,347	19,688
Dividends from unaffiliated issuers	—	—	—	—	1,190

Total investment income	54,388,932	49,628	3,041,210	1,137,639	48,357,998

Expenses:
Management fee (Note 5)	11,266,713	12,154	601,406	183,825	4,855,961
Shareholder service fee – Class III (Note 5)	434,021	3,646	75,113	110,295	—
Shareholder service fee – Class IV (Note 5)	—	—	190,488	—	—
Shareholder service fee – Class VI (Note 5)	2,319,536	—	—	—	1,068,311
Interest expense (Note 2)	420,190	288	10,920	3,598	62
Audit and tax fees	85,852	78,814	114,915	90,649	172,526
Custodian, fund accounting agent and transfer agent fees	548,717	9,894	86,430	56,306	295,063
Legal fees	92,592	3,860	67,114	4,077	37,376
Registration fees	237,021	2,118	6,506	3,321	59,099
Trustees fees and related expenses (Note 5)	52,266	20	8,703	820	22,425
Miscellaneous	24,914	3,519	10,405	5,887	32,622

Total expenses	15,481,822	114,313	1,172,000	458,778	6,543,445
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(969,199)	(93,011)	(269,744)	(157,367)	(587,052)
Indirectly incurred fees waived or borne by GMO (Note 5)	—	(1,444)	(80,342)	(32,618)	—
Shareholder service fee waived (Note 5)	—	(357)	(19,292)	(7,656)	—

Net expenses	14,512,623	19,501	802,622	261,137	5,956,393

Net investment income (loss)	39,876,309	30,127	2,238,588	876,502	42,401,605

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,726,259	(14,002)	2,578,150	3,442,202	(110,024,990)
Investments in affiliated issuers	—	—	(2,872,520)	(11,057)	—
Realized gain distributions from affiliated issuers (Note 10)	13,173	—	4,653	939	4,126
Futures contracts	(7,420,951)	(6,442)	(1,982,194)	2,381,266	(4,025,266)
Options	15,103,646	14,701	145,542	43,666	368,839
Swap contracts	(13,041,421)	(76,431)	12,671,894	490,094	(695,541)
Foreign currency, forward contracts and foreign currency related transactions	451,961,873	325,398	10,877,819	8,263,544	—

Net realized gain (loss)	449,342,579	243,224	21,423,344	14,610,654	(114,372,832)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(102,548,697)	(115,561)	2,327,577	(4,441,636)	147,771,661
Investments in affiliated issuers	—	(40,712)	(3,068,659)	(1,114,451)	—
Futures contracts	5,914,865	7,240	697,117	77,665	615,484
Options	22,387,435	28,092	325,538	96,831	—
Swap contracts	65,106,964	76,271	(3,054,258)	548,455	545,354
Foreign currency, forward contracts and foreign currency related transactions	51,270,193	66,591	445,514	823,483	—

Net unrealized gain (loss)	42,130,760	21,921	(2,327,171)	(4,009,653)	148,932,499

Net realized and unrealized gain (loss)	491,473,339	265,145	19,096,173	10,601,001	34,559,667

Net increase (decrease) in net assets resulting from operations	$531,349,648	$295,272	$21,334,761	$11,477,503	$76,961,272

* For the period November 18, 2014 (commencement of operations) through February 28, 2015.

See accompanying notes to the financial statements.	141

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015 — (Continued)

	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Investment Income:
Interest	$216,832,079	$730,099	$401,940	$1,054,951	$2,170,828
Dividends from affiliated issuers (Note 10)	242,373	266,082	255,852	—	—
Dividends from unaffiliated issuers	2,449,728	95	3	—	6,063

Total investment income	219,524,180	996,276	657,795	1,054,951	2,176,891

Expenses:
Management fee (Note 5)	11,944,684	147,489	124,372	1,699,375	—
Shareholder service fee – Class III (Note 5)	1,144,569	116,438	74,623	—	—
Shareholder service fee – Class IV (Note 5)	2,649,721	—	—	—	—
Interest expense (Note 2)	—	2,830	2,525	—	139,137
Audit and tax fees	177,032	101,272	101,272	59,251	142,381
Custodian, fund accounting agent and transfer agent fees	1,023,068	54,339	49,565	233,412	72,178
Legal fees	690,013	4,030	3,630	38,363	19,479
Registration fees	78,982	3,257	4,408	14,201	5,551
Trustees fees and related expenses (Note 5)	38,522	872	582	23,413	3,351
Miscellaneous	29,659	6,403	6,040	17,469	6,522

Total expenses	17,776,250	436,930	367,017	2,085,484	388,599
Fees and expenses reimbursed and/or waived by GMO (Note 5)	—	(119,673)	(162,042)	(2,056,393)	(230,215)
Indirectly incurred fees waived or borne by GMO (Note 5)	(36,734)	(40,181)	(26,913)	—	—
Shareholder service fee waived (Note 5)	(8,081)	(9,327)	(6,220)	—	—

Net expenses	17,731,435	267,749	171,842	29,091	158,384

Net investment income (loss)	201,792,745	728,527	485,953	1,025,860	2,018,507

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(80,196,519)	3,830,418	(520,303)	270,404	(31,952,103)
Investments in affiliated issuers	(792)	(1,784,717)	2,399,887	—	—
Realized gain distributions from affiliated issuers (Note 10)	7,393	495	318	—	—
Futures contracts	—	1,644,605	1,660,137	—	550,822
Options	—	54,342	33,616	—	818,084
Swap contracts	(16,482,120)	591,723	440,422	—	(18,483,310)
Foreign currency, forward contracts and foreign currency related transactions	53,452,277	(302,265)	(1,673,439)	—	522

Net realized gain (loss)	(43,219,761)	4,034,601	2,340,638	270,404	(49,065,985)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	61,859,261	(1,473,150)	(191,275)	49,039	39,578,184
Investments in affiliated issuers	(1,700,463)	(513,848)	(4,208,437)	—	—
Futures contracts	—	(179,293)	(76,152)	—	—
Options	1,286,377	44,932	54,931	—	174,750
Swap contracts	(40,045,993)	549,946	340,563	—	804,204
Foreign currency, forward contracts and foreign currency related transactions	6,678,739	(567,175)	(366,282)	—	296,078

Net unrealized gain (loss)	28,077,921	(2,138,588)	(4,446,652)	49,039	40,853,216

Net realized and unrealized gain (loss)	(15,141,840)	1,896,013	(2,106,014)	319,443	(8,212,769)

Net increase (decrease) in net assets resulting from operations	$186,650,905	$2,624,540	$(1,620,061)	$1,345,303	$(6,194,262)

142	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Asset Allocation Bond Fund		Benchmark- Free Bond Fund
	Year Ended February 28,		Period from November 18, 2014 (commencement of operations) through February 28, 2015
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$39,876,309	$1,847,390	$30,127
Net realized gain (loss)	449,342,579	(1,233,837)	243,224
Change in net unrealized appreciation (depreciation)	42,130,760	3,973,656	21,921

Net increase (decrease) in net assets from operations	531,349,648	4,587,209	295,272

Distributions to shareholders from:
Net investment income
Class III	(6,974,209)	(301,008)	(40,022)
Class VI	(133,170,885)	(4,700,156)	—

Total distributions from net investment income	(140,145,094)	(5,001,164)	(40,022)

Net realized gains
Class III	(4,140,537)	—	—
Class VI	(76,989,674)	—	—

Total distributions from net realized gains	(81,130,211)	—	—

Net share transactions (Note 9):
Class III	141,861,326	168,838,605	8,974,789
Class VI	1,511,962,518	2,762,568,260	—

Increase (decrease) in net assets resulting from net share transactions	1,653,823,844	2,931,406,865	8,974,789

Total increase (decrease) in net assets	1,963,898,187	2,930,992,910	9,230,039

Net assets:
Beginning of period	3,110,208,263	179,215,353	—

End of period	$5,074,106,450	$3,110,208,263	$9,230,039

Accumulated undistributed net investment income	$265,653,857	$—	$240,203

Distributions in excess of net investment income	$—	$(3,172,645)	$—

See accompanying notes to the financial statements.	143

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Core Plus Bond Fund		Currency Hedged International Bond Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,238,588	$2,352,882	$876,502	$986,732
Net realized gain (loss)	21,423,344	1,983,863	14,610,654	(1,201,460)
Change in net unrealized appreciation (depreciation)	(2,327,171)	698,131	(4,009,653)	2,369,665

Net increase (decrease) in net assets from operations	21,334,761	5,034,876	11,477,503	2,154,937

Distributions to shareholders from:
Net investment income
Class III	(2,076,103)	(754,898)	(3,520,049)	(924,210)
Class IV	(7,877,190)	(2,957,677)	—	—

Total distributions from net investment income	(9,953,293)	(3,712,575)	(3,520,049)	(924,210)

Return of capital
Class III	—	—	—	(41,151)

Total distributions from return of capital	—	—	—	(41,151)

Net share transactions (Note 9):
Class III	63,605	(417,446)	(7,903,687)	1,119,902
Class IV	(9,548,081)	(59,776)	—	—

Increase (decrease) in net assets resulting from net share transactions	(9,484,476)	(477,222)	(7,903,687)	1,119,902

Total increase (decrease) in net assets	1,896,992	845,079	53,767	2,309,478

Net assets:
Beginning of period	240,202,363	239,357,284	71,836,756	69,527,278

End of period	$242,099,355	$240,202,363	$71,890,523	$71,836,756

Accumulated undistributed net investment income	$13,521,277	$2,185,558	$5,101,621	$—

Distributions in excess of net investment income	$—	$—	$—	$(12,023)

144	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Debt Opportunities Fund		Emerging Country Debt Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$42,401,605	$39,150,857	$201,792,745	$159,209,676
Net realized gain (loss)	(114,372,832)	5,732,713	(43,219,761)	(22,775,001)
Change in net unrealized appreciation (depreciation)	148,932,499	1,737,214	28,077,921	(108,226,648)

Net increase (decrease) in net assets from operations	76,961,272	46,620,784	186,650,905	28,208,027

Distributions to shareholders from:
Net investment income
Class III	—	—	(68,327,806)	(28,160,867)
Class IV	—	—	(220,418,369)	(136,463,045)
Class VI	(27,501,224)	(28,279,637)	—	—

Total distributions from net investment income	(27,501,224)	(28,279,637)	(288,746,175)	(164,623,912)

Net realized gains
Class IV	—	(22,069,010)	—	—

Total distributions from net realized gains	—	(22,069,010)	—	—

Net share transactions (Note 9):
Class III	—	—	199,795,127	179,996,605
Class IV	—	—	855,530,497	664,241,860
Class VI	(371,805,716)	1,300,447,414	—	—

Increase (decrease) in net assets resulting from net share transactions	(371,805,716)	1,300,447,414	1,055,325,624	844,238,465

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	1,599,556	850,734
Class IV	—	—	5,485,200	3,917,396
Class VI	2,071,101	2,340,264	—	—

Increase in net assets resulting from purchase premiums and redemption fees	2,071,101	2,340,264	7,084,756	4,768,130

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(369,734,615)	1,302,787,678	1,062,410,380	849,006,595

Total increase (decrease) in net assets	(320,274,567)	1,299,059,815	960,315,110	712,590,710

Net assets:
Beginning of period	2,111,079,901	812,020,086	3,047,970,939	2,335,380,229

End of period	$1,790,805,334	$2,111,079,901	$4,008,286,049	$3,047,970,939

Accumulated undistributed net investment income	$7,473,441	$—	$37,489,047	$61,051,150

Distributions in excess of net investment income	$—	$(1,037,282)	$—	$—

See accompanying notes to the financial statements.	145

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Bond Fund		International Bond Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$728,527	$1,445,999	$485,953	$570,379
Net realized gain (loss)	4,034,601	(796,324)	2,340,638	395,261
Change in net unrealized appreciation (depreciation)	(2,138,588)	3,388,598	(4,446,652)	2,532,190

Net increase (decrease) in net assets from operations	2,624,540	4,038,273	(1,620,061)	3,497,830

Distributions to shareholders from:
Net investment income
Class III	(161,483)	(399,948)	—	—

Total distributions from net investment income	(161,483)	(399,948)	—	—

Net share transactions (Note 9):
Class III	(97,012,329)	(27,705,988)	(15,603,960)	(13,637,535)

Increase (decrease) in net assets resulting from net share transactions	(97,012,329)	(27,705,988)	(15,603,960)	(13,637,535)

Total increase (decrease) in net assets	(94,549,272)	(24,067,663)	(17,224,021)	(10,139,705)

Net assets:
Beginning of period	141,269,408	165,337,071	60,809,188	70,948,893

End of period	$46,720,136	$141,269,408	$43,585,167	$60,809,188

Distributions in excess of net investment income	$(1,159,950)	$(413,084)	$(3,841,734)	$(396,279)

146	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Treasury Fund		World Opportunity Overlay Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,025,860	$1,937,591	$2,018,507	$3,118,341
Net realized gain (loss)	270,404	623,446	(49,065,985)	(10,876,854)
Change in net unrealized appreciation (depreciation)	49,039	83,789	40,853,216	34,528,840

Net increase (decrease) in net assets from operations	1,345,303	2,644,826	(6,194,262)	26,770,327

Distributions to shareholders from:
Net investment income	(1,025,860)	(1,937,591)

Core Class
Total distributions from net investment income	(1,025,860)	(1,937,591)

Net realized gains	(275,107)	(709,712)

Core Class
Total distributions from net realized gains	(275,107)	(709,712)

Net share transactions (Note 9):
Core Class	334,022,115	(1,002,336,822)	(376,185,803)	(155,920,000)

Increase (decrease) in net assets resulting from net share transactions	334,022,115	(1,002,336,822)	(376,185,803)	(155,920,000)

Total increase (decrease) in net assets	334,066,451	(1,002,339,299)	(382,380,065)	(129,149,673)

Net assets:
Beginning of period	1,909,864,196	2,912,203,495	562,336,773	691,486,446

End of period	$2,243,930,647	$1,909,864,196	$179,956,708	$562,336,773

See accompanying notes to the financial statements.	147

GMO Trust Funds

Statements of Cash Flows — Year Ended February 28, 2015

	Debt Opportunities Fund	Emerging Country Debt Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$76,961,272	$186,650,905

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(148,932,499)	(28,077,921)
Net realized (gain) loss	114,372,832	43,219,761
Net amortization of premium and accretion of discount	(4,865,970)	(22,740,512)
Cost of investments purchased	(655,729,393)	(1,175,123,295)
Proceeds from sale of investments	1,034,545,269	779,777,380
Proceeds from paydowns	292,362,472	23,051,381
Short-term investments, net	(312,073,150)	(570,504,542)
Realized gain distributions from affiliated issuers	4,126	7,393
Other gain (loss):
Swap contracts	(1,336,314)	(27,720,760)
Futures contracts	(3,111,462)	—
Written and credit linked option contracts	368,839	1,534,290
Forward currency contracts	—	53,402,737
Foreign currency and foreign currency related transactions	—	(101,928)
Changes in assets and liabilities:
(Increase) decrease in receivable for due from broker	(2,353,798)	(11,343,497)
(Increase) decrease in dividends and interest receivable	356,103	(18,525,088)
(Increase) decrease in receivable for expenses reimbursed and/or waived by GMO	4,160	(3,409)
(Increase) decrease in interest receivable for open swap contracts	—	(1,845)
(Increase) decrease in miscellaneous receivable	26,578	272
Increase (decrease) in payable to affiliate for:
Management fee	10,291	294,653
Shareholder service fee	2,264	95,430
Increase (decrease) in payable to agents unaffiliated with GMO	1	68
Increase (decrease) in payable for Trustees and related expenses	(1,201)	181
Increase (decrease) in due to custodian	23,511	—
Increase (decrease) in accrued expenses	(15,961)	629,200

Net cash provided by (used in) operating activities	390,617,970	(765,479,146)

Cash flows from financing activities:
Proceeds from shares sold	501,308,726	1,597,006,007
Shares repurchased	(893,753,236)	(785,579,674)
Purchase premiums and redemption fees	2,071,101	7,084,756
Cash distributions paid	(244,561)	(44,901,557)
Increase (decrease) in payable for reverse repurchase agreements^	—	(9,750,381)

Net cash provided by (used in) financing activities	(390,617,970)	763,859,151

Net increase (decrease) in cash	—	(1,619,995)
Cash and cash equivalents, beginning of period	—	1,620,000

Cash and cash equivalents, end of period	$—	$5

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$27,256,663	$243,844,618
^ Cash paid during the year for interest related to reverse repurchase agreements and/or cleared swaps, if any.	$62	$(15,938)

148	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ASSET ALLOCATION BOND FUND

	Class III Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2015	2014		2013	2012		2011		2015	2014		2013	2012		2011
Net asset value, beginning of period	$24.57	$24.43		$24.60	$25.01		$26.13		$24.60	$24.46		$24.61	$25.01		$26.13

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.38	0.00	(b)	(0.02)	0.32		0.51		0.22	0.03		0.01	0.56		0.64
Net realized and unrealized gain (loss)	2.48	0.17		0.12	0.78		0.64		2.68	0.16		0.11	0.57		0.54

Total from investment operations	2.86	0.17		0.10	1.10		1.15		2.90	0.19		0.12	1.13		1.18

Less distributions to shareholders:
From net investment income	(0.67)	(0.03)		(0.01)	(0.51)		(0.50)		(0.70)	(0.05)		(0.01)	(0.53)		(0.53)
From net realized gains	(0.40)	—		(0.26)	(1.00)		(1.77)		(0.40)	—		(0.26)	(1.00)		(1.77)

Total distributions	(1.07)	(0.03)		(0.27)	(1.51)		(2.27)		(1.10)	(0.05)		(0.27)	(1.53)		(2.30)

Net asset value, end of period	$26.36	$24.57		$24.43	$24.60		$25.01		$26.40	$24.60		$24.46	$24.61		$25.01

Total Return(c)	11.92%	0.72%		0.42%	4.49%		4.51%		12.05%	0.79%		0.52%	4.61%		4.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$421,910	$260,775		$91,186	$56,692		$48,676		$4,652,197	$2,849,433		$88,029	$116,591		$489,202
Net operating expenses to average daily net assets(e)	0.40%	0.40	%(d)	0.40%	0.40	%(d)	0.41	%(d)	0.31%	0.31	%(d)	0.31%	0.31	%(d)	0.31	%(d)
Interest expenses to average daily net assets(f)	0.01%	0.00	%(g)	—	0.01%		0.03%		0.01%	0.00	%(g)	—	0.01%		0.03%
Total net expenses to average daily net assets	0.41%	0.40%		0.40%	0.41%		0.44%		0.32%	0.31%		0.31%	0.32%		0.34%
Net investment income (loss) to average daily net assets	1.49%	0.01%		(0.08)%	1.31%		1.94%		0.84%	0.13%		0.02%	2.25%		2.43%
Portfolio turnover rate	177%	32%		233%	319%		315%		177%	32%		233%	319%		315%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%	0.02%		0.08%	0.06%		0.04%		0.02%	0.02%		0.07%	0.04%		0.04%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short, and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	149

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

BENCHMARK-FREE BOND FUND

	Class III Shares
	Period from November 18, 2014 (commencement of operations) through February 28, 2015
Net asset value, beginning of period	$25.00

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.09
Net realized and unrealized gain (loss)	0.75

Total from investment operations	0.84

Less distributions to shareholders:
From net investment income	(0.12)

Total distributions	(0.12)

Net asset value, end of period	$25.72

Total Return(b)	3.38	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,230
Net operating expenses to average daily net assets(c)	0.76	%*
Interest expenses to average daily net assets(d)	0.01	%*
Total net expenses to average daily net assets(c)	0.77	%*
Net investment income (loss) to average daily net assets	1.24	%*
Portfolio turnover rate	8	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(e)	1.59%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(e)	Ratios include indirect fees waived or borne by the manager.
†	Calculated using average shares outstanding throughout the period.
*	Financial ratios have been annualized except for non-recurring costs.
**	Not annualized.

150	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CORE PLUS BOND FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2015		2014		2013		2012		2011		2015		2014		2013		2012		2011
Net asset value, beginning of period	$7.45		$7.41		$7.13		$7.26		$7.02		$7.47		$7.43		$7.14		$7.27		$7.03

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.07		0.07		0.07		0.13		0.11		0.07		0.07		0.08		0.13		0.11
Net realized and unrealized gain (loss)	0.61		0.08		0.54		0.56		0.65		0.61		0.09		0.54		0.56		0.65

Total from investment operations	0.68		0.15		0.61		0.69		0.76		0.68		0.16		0.62		0.69		0.76

Less distributions to shareholders:
From net investment income	(0.32)		(0.11)		(0.33)		(0.82)		(0.52)		(0.32)		(0.12)		(0.33)		(0.82)		(0.52)

Total distributions	(0.32)		(0.11)		(0.33)		(0.82)		(0.52)		(0.32)		(0.12)		(0.33)		(0.82)		(0.52)

Net asset value, end of period	$7.81		$7.45		$7.41		$7.13		$7.26		$7.83		$7.47		$7.43		$7.14		$7.27

Total Return(b)	9.25%		2.15%		8.67%		9.88%		10.93%		9.32%		2.15%		8.85%		9.90%		10.97%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$51,045		$48,632		$48,831		$46,924		$47,773		$191,054		$191,571		$190,527		$188,675		$183,333
Net operating expenses to average daily net assets(c)	0.37%		0.38%		0.38	%(d)	0.39	%(d)	0.39	%(d)	0.32%		0.33%		0.33	%(d)	0.34	%(d)	0.34	%(d)
Interest expense to average daily net assets	0.00	%(e)(f)	0.00	%(e)(f)	—		—		—		0.00	%(e)(f)	0.00	%(e)(f)	—		—		—
Total net expenses to average daily net assets(c)	0.37%		0.38%		0.38	%(d)	0.39	%(d)	0.39	%(d)	0.32%		0.33%		0.33	%(d)	0.34	%(d)	0.34	%(d)
Net investment income (loss) to average daily net assets(a)	0.89%		0.95%		1.02%		1.74%		1.48%		0.94%		0.99%		1.07%		1.75%		1.48%
Portfolio turnover rate	128%		87%		135%		72%		46%		128%		87%		135%		72%		46%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(g)	0.15%		0.12%		0.13%		0.12%		0.11%		0.15%		0.12%		0.13%		0.12%		0.11%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Ratio is less than 0.01%.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Ratios include indirect fees waived or borne by the manager.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	151

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2015		2014		2013	2012		2011
Net asset value, beginning of period	$8.90		$8.76		$8.35	$8.18		$7.98

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11		0.12		0.14	0.13		0.12
Net realized and unrealized gain (loss)	1.38		0.14		0.64	0.71		0.47

Total from investment operations	1.49		0.26		0.78	0.84		0.59

Less distributions to shareholders:
From net investment income	(0.49)		(0.11)		(0.37)	(0.41)		(0.39)
Return of capital	—		(0.01)		—	(0.26)		—

Total distributions	(0.49)		(0.12)		(0.37)	(0.67)		(0.39)

Net asset value, end of period	$9.90		$8.90		$8.76	$8.35		$8.18

Total Return(b)	17.02%		3.04%		9.43%	10.48%		7.35%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,891		$71,837		$69,527	$72,021		$70,799
Net operating expenses to average daily net assets(c)	0.36%		0.39%		0.40%	0.39	%(d)	0.39	%(d)
Interest expenses to average daily net assets	0.00	%(e)(f)	0.00	%(e)(f)	—	—		—
Total net expenses to average daily net assets(c)	0.36%		0.39%		0.40%	0.39	%(d)	0.39	%(d)
Net investment income (loss) to average daily net assets(a)	1.19%		1.41%		1.61%	1.58%		1.43%
Portfolio turnover rate	117%		13%		34%	52%		51%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(g)	0.27%		0.24%		0.27%	0.25%		0.17%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Ratio is less than 0.01%.
(g)	Ratios include indivert fees waived or borne by the manager.
†	Calculated using average shares outstanding throughout the period.

152	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DEBT OPPORTUNITIES FUND

	Class VI Shares
	February 28,						Period from October 3, 2011 (commencement of operations) through February 29, 2012(a)
	2015(a)		2014(a)(b)		2013(a)
Net asset value, beginning of period	$24.22		$24.22		$22.54		$22.33

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.54		0.84		1.05		0.42
Net realized and unrealized gain (loss)	0.42		0.14		1.54		0.14

Total from investment operations	0.96		0.98		2.59		0.56

Less distributions to shareholders:
From net investment income	(0.38)		(0.56)		(0.35)		(0.21)
From net realized gains	—		(0.42)		(0.56)		(0.14)

Total distributions	(0.38)		(0.98)		(0.91)		(0.35)

Net asset value, end of period	$24.80		$24.22		$24.22		$22.54

Total Return(d)	3.98%		4.27%		11.62%		2.43	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,790,805		$2,111,080		$812,020		$204,043
Net expenses to average daily net assets(e)	0.31%		0.31	%(f)	0.31	%(f)	0.31	%*
Interest expense to average daily net assets	0.00	%(g)(h)	—		—		—
Total net expenses to average daily net assets(f)	0.31%		0.31	%(f)	0.31	%(f)	0.31	%*
Net investment income (loss) to average daily net assets	2.18%		3.51%		4.36%		4.59	%*
Portfolio turnover rate	37%		30%		39%		23	%(i)**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%		0.02%		0.04%		0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.01		$0.02		$0.00	(j)

(a)	Per share amounts were adjusted to reflect a 1:7 reverse stock split effective May 15, 2014.
(b)	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning the combined entity adopted the historical financial reporting history of the Acquired Fund. Share and per share information have been adjusted to reflect the effects of the merger.
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(h)	Ratio is less than 0.01%.
(i)	Calculation represents portfolio turnover for the Fund for the period from October 3, 2011 through February 29, 2012.
(j)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	153

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2015		2014		2013		2012		2011		2015		2014		2013		2012		2011
Net asset value, beginning of period	$9.77		$10.34		$9.59		$9.10		$8.47		$9.76		$10.33		$9.58		$9.09		$8.47

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.59	(c)	0.60		0.77		0.84		1.03	(b)	0.60	(c)	0.60		0.79		0.84		1.05	(b)
Net realized and unrealized gain (loss)	(0.01)		(0.59)		0.82		0.58		0.81		(0.02)		(0.58)		0.81		0.59		0.78

Total from investment operations	0.58		0.01		1.59		1.42		1.84		0.58		0.02		1.60		1.43		1.83

Less distributions to shareholders:
From net investment income	(0.86)		(0.58)		(0.84)		(0.93)		(1.21)		(0.86)		(0.59)		(0.85)		(0.94)		(1.21)

Total distributions	(0.86)		(0.58)		(0.84)		(0.93)		(1.21)		(0.86)		(0.59)		(0.85)		(0.94)		(1.21)

Net asset value, end of period	$9.49		$9.77		$10.34		$9.59		$9.10		$9.48		$9.76		$10.33		$9.58		$9.09

Total Return(d)	6.03%		0.27%		17.04%		16.62%		22.23%		6.07%		0.33%		17.14%		16.69%		22.19%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$746,182		$582,639		$427,339		$679,533		$564,570		$3,262,104		$2,465,331		$1,908,041		$1,117,850		$1,122,409
Net operating expenses to average daily net assets(e)	0.56%		0.56	%(f)	0.60	%(f)	0.64	%(f)	0.59	%(f)	0.51%		0.51	%(f)	0.55	%(f)	0.59	%(f)	0.54	%(f)
Interest expense to average daily net assets	—		—		0.02	%(g)	0.08	%(g)	0.08	%(h)	—		—		0.02	%(g)	0.08	%(g)	0.07	%(h)
Total net expenses to average daily net assets(e)	0.56%		0.56	%(f)	0.62	%(f)(g)	0.72	%(f)(g)	0.67	%(f)(h)	0.51%		0.51	%(f)	0.57	%(f)(g)	0.67	%(f)(g)	0.61	%(f)(h)
Net investment income (loss) to average daily net assets(a)	5.86	%(i)	5.99%		7.75%		8.90%		11.09	%(j)	5.93	%(i)	6.02%		7.84%		8.95%		11.37	%(j)
Portfolio turnover rate	18%		27%		36%		29%		21%		18%		27%		36%		29%		21%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(k)	0.00	%(l)	—		0.00	%(l)	—		—		0.00	%(l)	—		0.00	%(l)	—		—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.02		$0.03		$0.01		$0.02		$0.02		$0.02		$0.03		$0.01		$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Includes income per share of $0.40 and $0.41, respectively, as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.63 and $0.64, respectively.
(c)	Includes income per share of $0.02 and $0.03, respectively, as a result of litigation on certain sovereign debt. Excluding this income, the Fund’s net investment income per share would have been $0.57 and $0.57, respectively.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(h)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(i)	Includes income of $0.24 and $0.24, respectively, of average daily net assets as a result of litigation on certain sovereign debt. Excluding this income, the Fund’s net investment income to average daily net assets would have been $5.62 and $5.69, respectively.
(j)	Includes income of 4.33% and 4.43%, respectively, of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.76% and 6.94%, respectively.
(k)	Ratios include indirect fees waived or borne by the manager.
(l)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

154	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$8.61		$8.37		$8.11		$7.91		$7.58

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.08		0.11		0.11		0.12
Net realized and unrealized gain (loss)	(0.01	)(b)	0.18		0.27		0.55		0.82

Total from investment operations	0.07		0.26		0.38		0.66		0.94

Less distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.12)		(0.46)		(0.61)

Total distributions	(0.01)		(0.02)		(0.12)		(0.46)		(0.61)

Net asset value, end of period	$8.67		$8.61		$8.37		$8.11		$7.91

Total Return(c)	0.81%		3.13%		4.72%		8.57%		12.84%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,720		$141,269		$165,337		$163,213		$209,891
Net operating expenses to average daily net assets(d)	0.34%		0.38	%(e)	0.39	%(e)	0.39	%(e)	0.38	%(e)
Interest expenses to average daily net assets	0.00	%(f)(g)	0.00	%(f)(g)	—		—		0.01	%(f)
Total net expenses to average daily net assets(d)	0.34%		0.38	%(d)	0.39	%(d)	0.39	%(d)	0.39	%(d)
Net investment income (loss) to average daily net assets	0.94%		0.99%		1.29%		1.39%		1.50%
Portfolio turnover rate	84%		24%		42%		38%		45%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(h)	0.22%		0.09%		0.10%		0.09%		0.07%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Interest expense was less than 0.01% to average daily net assets.
(h)	Ratios include indivert fees waived or borne by the manager.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	155

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$7.27	$6.84		$6.79		$7.11		$6.59

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.07	0.06		0.08		0.10		0.10
Net realized and unrealized gain (loss)	(0.39)	0.37		0.13		0.33		0.77

Total from investment operations	(0.32)	0.43		0.21		0.43		0.87

Less distributions to shareholders:
From net investment income	—	—		(0.16)		(0.75)		(0.35)

Total distributions	—	—		(0.16)		(0.75)		(0.35)

Net asset value, end of period	$6.95	$7.27		$6.84		$6.79		$7.11

Total Return(b)	(4.40)%	6.29%		3.21%		6.37%		13.36%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$43,585	$60,809		$70,949		$69,945		$108,684
Net operating expenses to average daily net assets(c)	0.34%	0.39	%(d)	0.40	%(d)	0.39	%(d)	0.39	%(d)
Interest expense to average daily net assets(e)	0.01%	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Total net expenses to average daily net assets(c)	0.35%	0.39	%(d)(f)	0.40	%(d)(f)	0.39	%(d)(f)	0.39	%(d)
Net investment income (loss) to average daily net assets(a)	0.98%	0.90%		1.18%		1.39%		1.45%
Portfolio turnover rate	115%	18%		21%		43%		46%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(g)	0.39%	0.27%		0.28%		0.24%		0.16%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Ratios include indirect fees waived or borne by the manager.
†	Calculated using average shares outstanding throughout the period.

156	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. TREASURY FUND

	Core Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$25.00		$25.00		$25.00		$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.01		0.02		0.03		0.01		0.03
Net realized and unrealized gain (loss)	0.00	(a)	0.01		(0.00	)(a)	0.01		0.00	(a)

Total from investment operations	0.01		0.03		0.03		0.02		0.03

Less distributions to shareholders:
From net investment income	(0.01)		(0.02)		(0.03)		(0.01)		(0.03)
From net realized gains	(0.00	)(b)	(0.01)		—		(0.01)		(0.00	)(b)

Total distributions	(0.01)		(0.03)		(0.03)		(0.02)		(0.03)

Net asset value, end of period	$25.00		$25.00		$25.00		$25.00		$25.00

Total Return(c)	0.06%		0.11%		0.11%		0.07%		0.15%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,243,931		$1,909,864		$2,912,203		$2,056,342		$1,814,553
Net expenses to average daily net assets	0.00	%(e)	0.00	%(d)(e)	0.00	%(d)(e)	0.00	%(d)(e)	0.00%
Net investment income (loss) to average daily net assets	0.05%		0.08%		0.10%		0.04%		0.13%
Portfolio turnover rate(f)	0%		0%		0%		0%		0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10%		0.10%		0.10%		0.10%		0.11%
(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assume the effect of reinvested distribution.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Ratio is less than 0.01%.
(f)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	157

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

WORLD OPPORTUNITY OVERLAY FUND

	Core Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$26.84		$25.68		$24.00		$22.68		$21.30

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.13		0.32		0.37		0.37
Net realized and unrealized gain (loss)	(1.52)		1.03		1.36		0.95		1.01

Total from investment operations	(1.34)		1.16		1.68		1.32		1.38

Net asset value, end of period	$25.50		$26.84		$25.68		$24.00		$22.68

Total Return(a)	(4.99)%		4.52%		7.00%		5.82%		6.48%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$179,957		$562,337		$691,486		$855,176		$850,192
Net operating expenses to average daily net assets(b)	0.00%		0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00	%(c)
Interest expenses to average daily net assets	0.05	%(e)	0.05	%(e)	0.04	%(e)	0.03	%(d)	0.03	%(d)
Total net expenses to average daily net assets	0.05%		0.05	%(c)	0.04	%(c)	0.03	%(c)	0.03	%(c)
Net investment income (loss) to average daily net assets	0.69%		0.51%		1.30%		1.59%		1.69%
Portfolio turnover rate	26%		80%		8%		46%		36%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%		0.04%		0.04%		0.04%		0.04%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
†	Calculated using average shares outstanding throughout the period.

158	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2015

1.	Organization

Each of Asset Allocation Bond Fund, Benchmark-Free Bond Fund (commenced operations on November 18, 2014), Core Plus Bond Fund, Currency Hedged International Bond Fund, Debt Opportunities Fund, Emerging Country Debt Fund, Global Bond Fund, International Bond Fund, U.S. Treasury Fund, and World Opportunity Overlay Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

Many of the Funds may invest without limitation in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), some of the Funds may invest in Debt Opportunities Fund, Emerging Country Debt Fund, World Opportunity Overlay Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. As of February 28, 2015, shares of World Opportunity Overlay Fund were not publicly offered for sale.

The following table provides information about the Funds’ investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Asset Allocation Bond Fund	Citigroup 3-Month Treasury Bill Index	Total return in excess of benchmark
Benchmark-Free Bond Fund	Not Applicable	Total return in excess of Citigroup 3-Month Treasury Bill Index
Core Plus Bond Fund	Barclays U.S. Aggregate Index	Total return in excess of benchmark
Currency Hedged International Bond Fund	J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)	Total return in excess of benchmark
Debt Opportunities Fund	Not Applicable	Positive total return
Emerging Country Debt Fund	J.P. Morgan EMBI Global	Total return in excess of benchmark
Global Bond Fund	J.P. Morgan GBI Global	Total return in excess of benchmark
International Bond Fund	J.P. Morgan GBI Global ex U.S.	Total return in excess of benchmark
U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective
World Opportunity Overlay Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return greater than benchmark

Asset Allocation Bond Fund, U.S. Treasury Fund and World Opportunity Overlay Fund currently limit subscriptions.

Asset Allocation Bond Fund, Debt Opportunities Fund, Emerging Country Debt Fund, and U.S. Treasury Fund are currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended and its implementing ordinance.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Typically, the Funds and the underlying funds value each fixed income security based on the most recent quoted price supplied by a single pricing source chosen by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying

159

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

funds, those alternative sources do not necessarily confirm the security price used by the Funds and any underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2015, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2015 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source: No alternative pricing source was available
Asset Allocation Bond Fund	2%[1]	< 1%
Benchmark-Free Bond Fund	< 1%	1%
Core Plus Bond Fund	< 1%	2%
Currency Hedged International Bond Fund	< 1%	1%
Debt Opportunities Fund	1%[2]	10%
Emerging Country Debt Fund	2%[3]	3%
Global Bond Fund	< 1%	< 1%
International Bond Fund	< 1%	< 1%
U.S. Treasury Fund	—	—
World Opportunity Overlay Fund	—	2%

[1]	Consists of quanto options which were valued using broker quotes.
[2]	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.

160

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

[3]	Includes the Autopistas Del Nordeste Ltd. asset-backed security which represents 0.6% of the Fund’s total net assets and is valued using a 500 basis point spread over the yield of a comparable government bond. Also includes the Republic of Argentina judgments which represent 0.9% of the Fund’s total net assets and is valued using a broker quote and adjusted by a 20% discount for liquidity and other considerations.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than as described in the footnotes to the Securities and Derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2015.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; and certain restricted securities valued at the most recent available market or quoted price.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

161

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Notes to Financial Statements — (Continued)

February 28, 2015

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2015:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
Bank Loans	$—	$—	$65,224,500	$65,224,500
Corporate Debt	—	37,728,466	—	37,728,466
U.S. Government	908,955,307	1,920,561,990	—	2,829,517,297

TOTAL DEBT OBLIGATIONS	908,955,307	1,958,290,456	65,224,500	2,932,470,263

Mutual Funds	205,200,022	—	—	205,200,022
Options Purchased	—	453,445,713	100,602,558	554,048,271
Short-Term Investments	1,450,933,489	—	—	1,450,933,489

Total Investments	2,565,088,818	2,411,736,169	165,827,058	5,142,652,045

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	100,421,731	—	100,421,731
Futures Contracts
Interest Rate Risk	5,914,865	—	—	5,914,865
Swap Contracts
Equity Risk**	—	—	3,163,191	3,163,191
Inflation Risk	—	1,520,162	—	1,520,162
Interest Rate Risk	—	187,645,543	—	187,645,543

Total	$2,571,003,683	$2,701,323,605	$168,990,249	$5,441,317,537

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(54,264,540)	$—	$(54,264,540)
Written Options
Foreign Currency Risk	—	(31,680,757)	—	(31,680,757)
Interest Rate Risk	—	(143,935,263)	—	(143,935,263)
Swap Contracts
Inflation Risk	—	(3,124,972)	—	(3,124,972)
Interest Rate Risk	—	(111,735,873)	—	(111,735,873)

Total	$—	$(344,741,405)	$—	$(344,741,405)

Benchmark-Free Bond Fund
Asset Valuation Inputs
Debt Obligations
Corporate Debt	$—	$67,971	$—	$67,971
U.S. Government	1,661,569	167,350	—	1,828,919

TOTAL DEBT OBLIGATIONS	1,661,569	235,321	—	1,896,890

Mutual Funds	1,900,879	—	—	1,900,879
Options Purchased	—	582,609	—	582,609
Short-Term Investments	5,009,312	—	—	5,009,312

Total Investments	8,571,760	817,930	—	9,389,690

162

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Bond Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	129,926	—	129,926
Futures Contracts
Interest Rate Risk	7,240	—	—	7,240
Swap Contracts
Inflation Risk	—	1,983	—	1,983
Interest Rate Risk	—	227,243	—	227,243

Total	$8,579,000	$1,177,082	$—	$9,756,082

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(69,832)	$—	$(69,832)
Written Options
Foreign Currency Risk	—	(40,207)	—	(40,207)
Interest Rate Risk	—	(187,650)	—	(187,650)
Swap Contracts
Inflation Risk	—	(4,097)	—	(4,097)
Interest Rate Risk	—	(132,728)	—	(132,728)

Total	$—	$(434,514)	$—	$(434,514)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$674,205	$674,205
Corporate Debt	—	5,903,729	—	5,903,729
Foreign Government Obligations	—	10,203,937	—	10,203,937
U.S. Government	54,348,067	49,890,449	—	104,238,516

TOTAL DEBT OBLIGATIONS	54,348,067	65,998,115	674,205	121,020,387

Mutual Funds	103,864,965	—	—	103,864,965
Options Purchased	—	6,165,315	—	6,165,315
Short-Term Investments	8,452,914	—	—	8,452,914

Total Investments	166,665,946	72,163,430	674,205	239,503,581

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,631,040	—	1,631,040
Futures Contracts
Interest Rate Risk	121,488	—	—	121,488
Swap Contracts
Inflation Risk	—	701	—	701
Interest Rate Risk	—	4,176,371	—	4,176,371

Total	$166,787,434	$77,971,542	$674,205	$245,433,181

163

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Core Plus Bond Fund (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(894,001)	$—	$(894,001)
Futures Contracts
Interest Rate Risk	(2,683)	—	—	(2,683)
Written Options
Foreign Currency Risk	—	(440,958)	—	(440,958)
Interest Rate Risk	—	(2,102,921)	—	(2,102,921)
Swap Contracts
Inflation Risk	—	(2,920)	—	(2,920)
Interest Rate Risk	—	(6,339,406)	—	(6,339,406)

Total	$(2,683)	$(9,780,206)	$—	$(9,782,889)

Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$637,488	$—	$637,488
Foreign Government Obligations	—	47,885,801	—	47,885,801

TOTAL DEBT OBLIGATIONS	—	48,523,289	—	48,523,289

Mutual Funds	20,475,636	—	—	20,475,636
Options Purchased	—	1,828,254	—	1,828,254
Short-Term Investments	188,227	—	—	188,227

Total Investments	20,663,863	50,351,543	—	71,015,406

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,372,792	—	1,372,792
Futures Contracts
Interest Rate Risk	235,740	—	—	235,740
Swap Contracts
Inflation Risk	—	195	—	195
Interest Rate Risk	—	1,079,431	—	1,079,431

Total	$20,899,603	$52,803,961	$—	$73,703,564

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(436,947)	$—	$(436,947)
Futures Contracts
Interest Rate Risk	(53,503)	—	—	(53,503)
Written Options
Foreign Currency Risk	—	(131,093)	—	(131,093)
Interest Rate Risk	—	(623,254)	—	(623,254)
Swap Contracts
Inflation Risk	—	(812)	—	(812)
Interest Rate Risk	—	(500,853)	—	(500,853)

Total	$(53,503)	$(1,692,959)	$—	$(1,746,462)

164

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$25,076,590	$1,241,664,405	$1,266,740,995
U.S. Government Agency	—	—	24,502,090	24,502,090

TOTAL DEBT OBLIGATIONS	—	25,076,590	1,266,166,495	1,291,243,085

Mutual Funds	44,831,828	—	—	44,831,828
Options Purchased	—	1,553	—	1,553
Short-Term Investments	453,925,151	—	—	453,925,151

Total Investments	498,756,979	25,078,143	1,266,166,495	1,790,001,617

Derivatives*
Futures Contracts
Interest Rate Risk	218,726	—	—	218,726
Swap Contracts
Credit Risk	—	3,431,555	—	3,431,555
Interest Rate Risk	—	727,588	—	727,588

Total	$498,975,705	$29,237,286	$1,266,166,495	$1,794,379,486

Liability Valuation Inputs
Derivatives*
Swap Contracts
Credit Risk	$—	$(4,694,607)	$—	$(4,694,607)
Interest Rate Risk	—	(274,595)	—	(274,595)

Total	$—	$(4,969,202)	$—	$(4,969,202)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$69,340,906	$69,340,906
Corporate Debt	—	15,345,000	22,100,000	37,445,000
Foreign Government Agency	—	828,125,621	74,054,091	902,179,712
Foreign Government Obligations	—	1,935,099,164	115,818,083	2,050,917,247
Judgments	—	—	33,840,000	33,840,000
U.S. Government	—	73,221,409	—	73,221,409

TOTAL DEBT OBLIGATIONS	—	2,851,791,194	315,153,080	3,166,944,274

Loan Assignments	—	—	8,131,285	8,131,285
Loan Participations	—	—	74,574,670	74,574,670
Mutual Funds	88,738,774	—	—	88,738,774
Rights/Warrants	—	—	5,769,851	5,769,851
Short-Term Investments	627,757,076	—	—	627,757,076

Total Investments	716,495,850	2,851,791,194	403,628,886	3,971,915,930

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	3,934,945	—	3,934,945
Options
Credit Risk	—	—	542,997	542,997
Swap Contracts
Credit Risk	—	48,480,700	—	48,480,700
Interest Rate Risk	—	23,884	—	23,884

Total	$716,495,850	$2,904,230,723	$404,171,883	$4,024,898,456

165

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Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund (continued)
Liability Valuation Inputs
Derivatives*
Options
Credit Risk	$—	$—	$(2,587,518)	$(2,587,518)
Swap Contracts
Credit Risk	—	(100,287,667)	—	(100,287,667)
Interest Rate Risk	—	(12,700,114)	—	(12,700,114)

Total	$—	$(112,987,781)	$(2,587,518)	$(115,575,299)

Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$20,170,438	$—	$20,170,438
U.S. Government	—	11,008,543	—	11,008,543

TOTAL DEBT OBLIGATIONS	—	31,178,981	—	31,178,981

Mutual Funds	14,617,528	—	—	14,617,528
Options Purchased	—	1,198,304	—	1,198,304
Short-Term Investments	7,474,717	—	—	7,474,717

Total Investments	22,092,245	32,377,285	—	54,469,530

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	352,123	—	352,123
Futures Contracts
Interest Rate Risk	88,713	—	—	88,713
Swap Contracts
Inflation Risk	—	111	—	111
Interest Rate Risk	—	688,882	—	688,882

Total	$22,180,958	$33,418,401	$—	$55,599,359

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(281,494)	$—	$(281,494)
Forward Cross Currency Contracts
Foreign Currency Risk	—	(1,036)	—	(1,036)
Futures Contracts
Interest Rate Risk	(27,299)	—	—	(27,299)
Written Options
Foreign Currency Risk	—	(85,421)	—	(85,421)
Interest Rate Risk	—	(406,347)	—	(406,347)
Swap Contracts
Inflation Risk	—	(461)	—	(461)
Interest Rate Risk	—	(177,055)	—	(177,055)

Total	$(27,299)	$(951,814)	$—	$(979,113)

166

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$27,848,770	$—	$27,848,770
U.S. Government	—	1,342,403	—	1,342,403

TOTAL DEBT OBLIGATIONS	—	29,191,173	—	29,191,173

Mutual Funds	13,037,411	—	—	13,037,411
Options Purchased	—	1,125,472	—	1,125,472
Short-Term Investments	1,629,667	—	—	1,629,667

Total Investments	14,667,078	30,316,645	—	44,983,723

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	376,687	—	376,687
Futures Contracts
Interest Rate Risk	109,768	—	—	109,768
Swap Contracts
Inflation Risk	—	95	—	95
Interest Rate Risk	—	650,958	—	650,958

Total	$14,776,846	$31,344,385	$—	$46,121,231

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(324,699)	$—	$(324,699)
Forward Cross Currency Contracts
Foreign Currency Risk	—	(1,608)	—	(1,608)
Futures Contracts
Interest Rate Risk	(23,006)	—	—	(23,006)
Written Options
Foreign Currency Risk	—	(80,425)	—	(80,425)
Interest Rate Risk	—	(379,929)	—	(379,929)
Swap Contracts
Inflation Risk	—	(395)	—	(395)
Interest Rate Risk	—	(221,520)	—	(221,520)

Total	$(23,006)	$(1,008,576)	$—	$(1,031,582)

U.S. Treasury Fund
Short-Term Investments	$2,243,677,541	$—	$—	$2,243,677,541

Total Investments	2,243,677,541	—	—	2,243,677,541

Total	$2,243,677,541	$—	$—	$2,243,677,541

World Opportunity Overlay Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$18,928,465	$18,928,465
U.S. Government	—	47,025,330	—	47,025,330
U.S. Government Agency	—	—	879,840	879,840

TOTAL DEBT OBLIGATIONS	—	47,025,330	19,808,305	66,833,635

Options Purchased	—	1,022,418	—	1,022,418
Short-Term Investments	111,223,483	—	—	111,223,483

Total Investments	111,223,483	48,047,748	19,808,305	179,079,536

167

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
World Opportunity Overlay Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Swap Contracts
Inflation Risk	$—	$117,424	$—	$117,424
Interest Rate Risk	—	853,069	—	853,069

Total	$111,223,483	$49,018,241	$19,808,305	$180,050,029

Liability Valuation Inputs
Derivatives*
Written Options
Interest Rate Risk	$—	$(935,114)	$—	$(935,114)
Swap Contracts
Inflation Risk	—	(235,845)	—	(235,845)
Interest Rate Risk	—	(4,027,777)	—	(4,027,777)

Total	$—	$(5,198,736)	$—	$(5,198,736)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Risk is the correlation between equity risk and foreign currency risk.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the year ended February 28, 2015, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases		Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Asset Allocation Bond Fund
Debt Obligations
Bank Loans	$—	$206,881,250		$—		$(142,546,463)	$—	$889,713	$—	$—	$65,224,500	$889,713
Options Purchased
Quanto Options	—	77,122,146		—		—	—	23,480,412	—	—	100,602,558	23,480,412
Derivatives
Swap Contracts	—	0	**	—		—	—	3,163,191	—	—	3,163,191	3,163,191

Total	$—	$284,003,396		$—		$(142,546,463)	$—	$27,533,316	$—	$—	$168,990,249	$27,533,316

Core Plus Bond Fund
Debt Obligations
Asset-Backed Securities	$3,005,500	$—		$(2,470,865)		$77,337	$(719,578)	$781,811	$—	$—	$674,205	$12,607

Total	$3,005,500	$—		$(2,470,865	)#	$77,337	$(719,578)	$781,811	$—	$—	$674,205	$12,607

168

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Balances as of February 28, 2014		Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$1,825,883,825		$400,324,070	$(1,037,371,145)		$9,870,730	$(110,593,621)	$149,278,480	$4,272,066	***	$—		$1,241,664,405	$26,285,545
U.S. Government Agency	26,905,298		—	(2,688,300)		4,995	—	280,097	—		—		24,502,090	279,978

Total	$1,852,789,123		$400,324,070	$(1,040,059,445	)##	$9,875,725	$(110,593,621)	$149,558,577	$4,272,066		$—		$1,266,166,495	$26,565,523

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$75,460,374		$—	$(16,583,103)		$526,968	$(6,375,593)	$15,517,457	$794,803	***	$—		$69,340,906	$7,111,841
Corporate Debt	19,550,000		—	—		(582)	—	2,550,582	—		—		22,100,000	2,550,582
Foreign Government Agency	73,204,565		2,170,000	(1,035,000)		1,058,999	37,137	(1,381,610)	—		—		74,054,091	(1,346,132)
Foreign Government Obligations	128,865,871		2,633,075	(28,072,784)		10,521,859	9,710,652	(7,840,590)	—		—		115,818,083	(7,856,553)
Judgments	26,800,000		—	—		869,368	—	6,170,632	—		—		33,840,000	6,170,632

Total Debt Obligations	323,880,810		4,803,075	(45,690,887)		12,976,612	3,372,196	15,016,471	794,803		—		315,153,080	6,630,370
Loan Assignments	9,720,318		—	(1,549,339)		537,054	—	(576,748)	—				8,131,285	(576,748)
Loan Participations	65,821,067		18,000,000	(6,805,466)		2,773,948	—	(5,214,879)	—		—		74,574,670	(5,214,879)
Rights/Warrants	11,368,449		1,702,500	—		—	—	(7,301,098)	—		—		5,769,851	(7,301,098)

Total Investments	410,790,644		24,505,575	(54,045,692	)###	16,287,614	3,372,196	1,923,746	794,803		—		403,628,886	(6,462,355)
Derivatives
Swap Contracts	0	**	—	—		—	—	—	—		0	***	—	—
Options	(1,796,608)		—	—		—	—	(247,913)	—		—		(2,044,521)	—

Total	$408,994,036		$24,505,575	$(54,045,692)		$16,287,614	$3,372,196	$1,675,833	$794,803		$—		$401,584,365	$(6,462,355)

World Opportunity Overlay Fund
Debt Obligations
Asset-Backed Securities	$119,676,759		$920	$(107,221,962)		$(665,121)	$(36,857,628)	$43,995,497	$—		$—		$18,928,465	$1,733,274
U.S. Government Agency	843,840		—	—		(3,524)	—	39,524	—		—		879,840	39,524

Total	$120,520,599		$920	$(107,221,962	)####	$(668,645)	$(36,857,628)	$44,035,021	$—		$—		$19,808,305	$1,772,798

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
**	Represents the interest in derivatives that were determined to have a value of zero.
***	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
#	Includes $253,314 of proceeds received from principal paydowns.
##	Includes $279,426,680 of proceeds received from principal paydowns.
###	Includes $23,388,836 of proceeds received from principal paydowns.
####	Includes $10,550,278 of proceeds received from principal paydowns.

169

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The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2015 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	3%
Benchmark-Free Bond Fund	5%
Core Plus Bond Fund	10%
Currency Hedged International Bond Fund	6%
Debt Opportunities Fund	71%
Emerging Country Debt Fund	11%
Global Bond Fund	6%
International Bond Fund	5%
U.S. Treasury Fund	—
World Opportunity Overlay Fund	11%

Cash and Statement of Cash Flows

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. the Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds (except U.S. Treasury Fund) may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund, except World Opportunity Overlay Fund (see below), intends to qualify each tax year as a regulated investment company (each a “RIC Fund”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each RIC Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each RIC Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each RIC Fund’s investments in certain jurisdictions may be higher if a significant portion of each RIC Fund is held by non-U.S. shareholders.

World Opportunity Overlay Fund (the “Partnership Fund”) has elected to be treated as a partnership for U.S. federal income tax purposes and each shareholder is responsible for their tax liabilities, if any, related to their allocable share of Partnership Fund taxable income, gains, losses, deductions, credits and items of tax preference. The Partnership Fund’s activities do not generally constitute those of a U.S. trade or business. Accordingly, the Partnership Fund is generally not subject to U.S. federal, state and/or other income-based U.S. taxes (other than certain withholding taxes). Dividends and other income may be subject to withholding or similar taxes imposed by the country in which such dividends or other income originate.

With the exception of U.S. Treasury Fund, each RIC Fund intends to distribute net investment income, if any, semi-annually. U.S. Treasury Fund intends to declare distributions daily, to the extent net investment income is available, and pay distributions on the first business day following the

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end of each month in which distributions were declared. Each RIC Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically distributions are reinvested in additional shares of each RIC Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each RIC Fund on the ex-dividend date.

Because the Partnership Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Partnership Fund to declare and pay non-redeeming distributions in the sole discretion of the Trustees (or their delegates). Distributions made by the Partnership Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Partnership Fund, are reported in the Partnership Fund’s Statement of Changes in Net Assets as Partnership Fund distributions to shareholders.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2015, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions for each RIC Fund are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each RIC Fund primarily relate to reasons described in the following table:

Adjustments related to:	Asset Allocation Bond Fund	Benchmark-Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund
Accretion and amortization			X	X	X		X	X
Capital loss carry forwards	X		X	X	X	X	X	X
Defaulted bonds						X
Derivative contract transactions	X	X	X	X	X	X	X	X
Foreign currency transactions	X	X	X	X		X	X	X
Late-year ordinary losses							X	X
Losses on wash sale transactions	X		X	X		X	X	X
Net operating losses							X	X
Partnership interest tax allocations			X	X		X	X	X
Post-October capital losses	X					X	X	X
Subscription in-kind transactions					X
There are no significant differences									X

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February 28, 2015

The tax character of distributions declared by each RIC Fund to shareholders is as follows:

	Tax year ended February 28, 2015			Tax year ended February 28, 2014

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Return of Capital ($)	Total Distributions ($)
Asset Allocation Bond Fund	219,190,353	2,084,952	221,275,305	5,001,164	—	—	5,001,164
Benchmark-Free Bond Fund	40,022	—	40,022	—	—	—	—
Core Plus Bond Fund	9,953,293	—	9,953,293	3,712,575	—	—	3,712,575
Currency Hedged International Bond Fund	3,520,049	—	3,520,049	924,210	—	41,151	965,361
Debt Opportunities Fund	27,501,224	—	27,501,224	34,258,194	16,090,453	—	50,348,647
Emerging Country Debt Fund	288,746,175	—	288,746,175	164,623,912	—	—	164,623,912
Global Bond Fund	161,483	—	161,483	399,948	—	—	399,948
International Bond Fund	—	—	—	—	—	—	—
U.S. Treasury Fund	1,300,967	—	1,300,967	2,647,303	—	—	2,647,303

Distributions in excess of a RIC Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2015, the components of distributable earnings on a tax basis and certain tax attributes for the RIC Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistibuted Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Asset Allocation Bond Fund	311,698,077	—	—	—	(1,570,310)
Benchmark-Free Bond Fund	300,171	366	—	—	—
Core Plus Bond Fund	11,793,588	—	—	(129,548,921)	—
Currency Hedged International Bond Fund	6,010,511	—	—	(2,196,538)	—
Debt Opportunities Fund	8,721,031	—	—	(122,901,660)	—
Emerging Country Debt Fund	78,358,590	—	—	(189,944,951)	(75,375,108)
Global Bond Fund	—	—	(1,123,808)	(10,231,185)	(711,330)
International Bond Fund	—	—	(3,819,251)	(20,723,148)	(154,213)
U.S. Treasury Fund	92,284	—	—	—	—

As of February 28, 2015, certain RIC Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2015, if any,

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could be subject to further limitations imposed by the Code related to share ownership activity. The RIC Funds’ capital loss carryforwards are as follows:

	Short-Term ($)						Long- Term ($)

Fund Name	Expiration Date 2/29/2016	Expiration Date 2/28/2017	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date	Total Short- Term ($)	No Expiration Date
Asset Allocation Bond Fund	—	—	—	—	—	—	—
Benchmark-Free Bond Fund	—	—	—	—	—	—	—
Core Plus Bond Fund	(33,008,915)	(74,050,257)	(17,147,333)	(138,723)	—	(124,345,228)	(5,203,693)
Currency Hedged International Bond Fund	—	—	(2,196,538)	—	—	(2,196,538)	—
Debt Opportunities Fund	—	—	—	—	(105,177)	(105,177)	(122,796,483)
Emerging Country Debt Fund	—	(14,758,581)	—	(66,474,254)	(26,953,741)	(108,186,576)	(81,758,375)
Global Bond Fund	—	(4,412,277)	(2,543,074)	(1,398,524)	—	(8,353,875)	(1,877,310)
International Bond Fund	(507,910)	(11,621,655)	(4,431,029)	(4,162,554)	—	(20,723,148)	—
U.S. Treasury Fund	—	—	—	—	—	—	—

As of February 28, 2015, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	5,241,044,628	96,653,638	(195,046,221)	(98,392,583)
Benchmark-Free Bond Fund	9,545,963	95,932	(252,205)	(156,273)
Core Plus Bond Fund	256,483,283	3,207,459	(20,187,161)	(16,979,702)
Currency Hedged International Bond Fund	76,327,854	303,081	(5,615,529)	(5,312,448)
Debt Opportunities Fund	1,838,947,086	34,477,309	(83,422,778)	(48,945,469)
Emerging Country Debt Fund	3,907,767,303	305,729,415	(241,580,788)	64,148,627
Global Bond Fund	57,975,847	454,035	(3,960,352)	(3,506,317)
International Bond Fund	50,534,765	—	(5,551,042)	(5,551,042)
U.S. Treasury Fund	2,243,590,874	141,931	(55,264)	86,667
World Opportunity Overlay Fund	183,517,455	2,725,142	(7,163,061)	(4,437,919)

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may

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account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance each Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

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As of February 28, 2015, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Benchmark-Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Purchase Premium	—	—	—	—	0.40%	0.50%	—	—	—	—
Redemption Fee	—	—	—	—	0.40%	0.50%	—	—	—	—

Other matters

Emerging Country Debt Fund

In December 2005, Emerging County Debt Fund (“ECDF”) entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by ECDF. A judgment was awarded in ECDF’s favor on September 24, 2007; however, ECDF’s ability to collect on this judgment remains uncertain, and ECDF is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for then performing Argentina bonds. The eligible portion of ECDF’s judgment was tendered in the debt exchange and ECDF received new bonds in June 2010. The remaining portion of ECDF’s judgment, which continues to be valued by reference to a broker quote and adjusted by a discount for liquidity and other considerations, represented 0.9% of the net assets of ECDF as of February 28, 2015. In October 2014, ECDF filed supplemental claims requesting additional relief with respect to its existing judgment.

In December 2014, ECDF entered into litigation against the Government of Ecuador (“Ecuador”) relating to Ecuador’s failure to make payments on certain sovereign debt held by the Fund. In March 2015, ECDF voluntarily withdrew its complaint pursuant to a settlement agreement between the parties.

Recently-issued accounting guidance

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. GMO is evaluating the impact, if any, of this guidance on the Funds’ financial statements.

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3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Benchmark-Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X		X
Currency Risk	X	X	X	X	X	X	X	X		X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X		X
Counterparty Risk	X	X	X	X	X	X	X	X		X
Commodities Risk		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and/or other investment companies is exposed to the risks to which the underlying Funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related

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factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults, to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in

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any one of these areas can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Debt Opportunities Fund, which primarily holds asset-backed securities, and for the Funds that have invested substantial portions of their assets in Debt Opportunities Fund.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a

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whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because

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the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the

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transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed or allocated (as applicable), are taxable to shareholders at ordinary income tax rates.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the

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right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and certain refunds may not be reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

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• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed

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to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the

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orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users

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from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of underlying Funds including other GMO Funds, closed-end funds, money market funds, ETFs and other investment companies are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies within the meaning of the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political or other conditions.

The Funds (other than U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract

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to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than Debt Opportunities Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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For Funds that held derivatives during the year ended February 28, 2015, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Benchmark-Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X		X		X	X	X
Adjust exposure to foreign currencies	X	X	X	X		X	X	X
Futures contracts
Adjust interest rate exposure	X	X	X	X	X		X	X	X
Maintain the diversity and liquidity of the portfolio	X	X	X	X	X		X	X	X
Options (Purchased)
Adjust currency exchange rate risk	X	X	X	X			X	X	X
Adjust exposure to foreign currencies	X	X	X	X			X	X	X
Adjust interest rate exposure	X	X	X	X			X	X	X
Achieve exposure to a reference entity’s credit					X
Adjust exposure to equity markets	X
Options (Written)
Adjust currency exchange rate risk	X	X	X	X			X	X
Adjust exposure to foreign currencies	X	X	X	X			X	X
Adjust interest rate exposure	X	X	X	X			X	X	X
Achieve exposure to a reference entity’s credit					X
Options (Credit linked)
Achieve exposure to a reference entity’s credit						X
Swap contracts
Achieve exposure to a reference entity’s credit			X		X	X		X
Adjust exposure to certain markets			X
Adjust interest rate exposure	X	X	X	X	X	X	X	X	X
Provide a measure of protection against default loss			X	X	X	X	X	X
Adjust exposure to foreign currencies	X	X	X	X		X	X	X	X
Adjust for inflation	X	X	X	X			X	X	X
Rights and/or warrants
Achieve exposure to a reference commodity						X

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Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. A “quanto” option combines an index option and a foreign currency barrier element on exercise date. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

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For the year ended February 28, 2015, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	566,816,000	—	15,280,302	16,034,573,449	—	249,956,646
Options bought back	(486,930,000)	—	(13,553,082)	(3,196,835,000)	—	(51,671,076)
Options expired	—	—	—	(297,249,018)	—	(2,009,335)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	79,886,000	—	$1,727,220	12,540,489,431	—	$196,276,235

Benchmark-Free Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	652,000	—	14,355	18,048,000	—	318,817
Options bought back	(300,000)	—	(10,453)	(4,103,000)	—	(65,116)
Options expired	(248,000)	—	(1,654)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	104,000	—	$2,248	13,945,000	—	$253,701

Core Plus Bond Fund
Outstanding, beginning of period	3,500,000	—	$50,606	—	—	$—
Options written	9,739,000	—	96,173	306,280,098	—	3,506,606
Options bought back	(3,520,000)	—	(57,501)	(38,438,000)	—	(581,635)
Options expired	(8,700,000)	—	(67,246)	(4,446,178)	—	(29,184)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	1,019,000	—	$22,032	263,395,920	—	$2,895,787

Currency Hedged International Bond Fund
Outstanding, beginning of period	1,000,000	—	$14,459	—	—	$—
Options written	3,032,000	—	30,106	90,776,127	—	1,039,757
Options bought back	(1,130,000)	—	(18,456)	(11,374,000)	—	(172,576)
Options expired	(2,600,000)	—	(19,579)	(1,326,053)	—	(8,704)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	302,000	—	$6,530	78,076,074	—	$858,477

Debt Opportunities Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	136,990,000	—	791,021	—	—	—
Options bought back	(136,990,000)	—	(791,021)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

191

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February 28, 2015

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Global Bond Fund
Outstanding, beginning of period	2,000,000	—	$28,918	—	—	$—
Options written	4,007,000	—	25,780	—	59,435,016	679,562
Options bought back	(710,000)	—	(11,601)	—	(7,515,000)	(113,830)
Options expired	(5,100,000)	—	(38,838)	—	(858,034)	(5,632)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	197,000	—	$4,259	—	51,061,982	$560,100

International Bond Fund
Outstanding, beginning of period	1,000,000	—	$14,459	—	—	$—
Options written	2,165,000	—	19,268	55,651,814	—	636,855
Options bought back	(680,000)	—	(11,108)	(7,005,000)	—	(106,109)
Options expired	(2,300,000)	—	(18,619)	(858,034)	—	(5,632)
Options exercised	—	—	—	—	—	—

Outstanding, end of period	185,000	—	$4,000	47,788,780	—	$525,114

World Opportunity Overlay Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	24,500,000	—	853,679	75,664,000	—	2,077,554
Options bought back	(24,500,000)	—	(853,679)	(37,832,000)	—	(967,690)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	37,832,000	—	$1,109,864

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

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February 28, 2015

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount of principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

193

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February 28, 2015

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2015 and the Statements of Operations for the year ended February 28, 2015^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investments and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Assets:
Investments, at value (purchased options)	$—	$100,602,558		$240,751,085	$212,694,628	$—	$—	$554,048,271
Unrealized Appreciation on Forward Currency Contracts	—	—		100,421,731	—	—	—	$100,421,731
Unrealized Appreciation on Futures Contracts*	—	—		—	5,914,865	—	—	5,914,865
Unrealized Appreciation on Swap Contracts*	—	3,163,191	**	—	187,645,543	1,520,162	—	192,328,896

Total	$—	$103,765,749		$341,172,816	$406,255,036	$1,520,162	$—	$852,713,763

Derivatives not subject to Master Agreements	$—	$—		$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$103,765,749		$341,172,816	$406,255,036	$1,520,162	$—	$852,713,763

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—		$(54,264,540)	$—	$—	$—	$(54,264,540)
Written Options, at value	—	—		(31,680,757)	(143,935,263)	—	—	(175,616,020)
Unrealized Depreciation on Swap Contracts*	—			—	(111,735,873)	(3,124,972)	—	(114,860,845)

Total	$—	$—		$(85,945,297)	$(255,671,136)	$(3,124,972)	$—	$(344,741,405)

Derivatives not subject to Master Agreements	$—	$—		$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—		$(85,945,297)	$(255,671,136)	$(3,124,972)	$—	$(344,741,405)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$5,281,513		$(4,773,863)	$(37,544,123)	$—	$—	$(37,036,473)
Forward Currency Contracts	—	—		342,233,348	—	—	—	342,233,348
Futures Contracts	—	—		—	(7,420,951)	—	—	(7,420,951)
Written Options	—	—		8,311,672	6,791,974	—	—	15,103,646
Swap Contracts	—	—		—	(11,426,611)	(1,614,810)	—	(13,041,421)

Total	$—	$5,281,513		$345,771,157	$(49,599,711)	$(1,614,810)	$—	$299,838,149

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$23,480,412		$9,363,508	$(86,656,028)	$—	$—	$(53,812,108)
Forward Currency Contracts	—	—		46,157,191	—	—	—	46,157,191
Futures Contracts	—	—		—	5,914,865	—	—	5,914,865
Written Options	—	—		—	22,387,435	—	—	22,387,435
Swap Contracts	—	3,163,191		—	61,943,773	—	—	65,106,964

Total	$—	$26,643,603		$55,520,699	$3,590,045	$—	$—	$85,754,347

194

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February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
Benchmark-Free Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$307,276	$275,333	$—	$—	$582,609
Unrealized Appreciation on Forward Currency Contracts	—	—	129,926	—	—	—	129,926
Unrealized Appreciation on Futures Contracts*	—	—	—	7,240	—	—	7,240
Unrealized Appreciation on Swap Contracts	—	—	—	227,243	1,983	—	229,226

Total	$—	$—	$437,202	$509,816	$1,983	$—	$949,001

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$437,202	$509,816	$1,983	$—	$949,001

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(69,832)	$—	$—	$—	$(69,832)
Written Options, at value	—	—	(40,207)	(187,650)	—	—	(227,857)
Unrealized Depreciation on Swap Contracts	—	—	—	(132,728)	(4,097)	—	(136,825)

Total	$—	$—	$(110,039)	$(320,378)	$(4,097)	$—	$(434,514)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(110,039)	$(320,378)	$(4,097)	$—	$(434,514)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$16,198	$(30,322)	$—	$—	(14,124)
Forward Currency Contracts	—	—	260,703	—	—	—	260,703
Futures Contracts	—	—	—	(6,442)	—	—	(6,442)
Written Options	—	—	7,834	6,867	—	—	14,701
Swap Contracts	—	—	—	(76,431)	—	—	(76,431)

Total	$—	$—	$284,735	$(106,328)	$—	$—	$178,407

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$13,281	$(112,163)	$—	$—	$(98,882)
Forward Currency Contracts	—		60,094	—	—	—	60,094
Futures Contracts	—	—	—	7,240	—	—	7,240
Written Options	—	—	13,529	14,563	—	—	28,092
Swap Contracts	—	—	—	76,271	—	—	76,271

Total	$—	$—	$86,904	$(14,089)	$—	$—	$72,815

Core Plus Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$3,321,347	$2,843,968	$—	$—	$6,165,315
Unrealized Appreciation on Forward Currency Contracts	—	—	1,631,040	—	—	—	1,631,040
Unrealized Appreciation on Futures Contracts*	—	—	—	121,488	—	—	121,488
Unrealized Appreciation on Swap Contracts*	—	—	—	4,176,371	701	—	4,177,072

Total	$—	$—	$4,952,387	$7,141,827	$701	$—	$12,094,915

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$4,952,387	$7,141,827	$701	$—	$12,094,915

195

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Notes to Financial Statements — (Continued)

February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
Core Plus Bond Fund (continued)
Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(894,001)	$—	$—	$—	$(894,001)
Unrealized Depreciation on Futures Contracts*	—	—	—	(2,683)	—	—	(2,683)
Written Options, at value	—	—	(440,958)	(2,102,921)	—	—	(2,543,879)
Unrealized Depreciation on Swap Contracts	—	—	—	(6,339,406)	(2,920)	—	(6,342,326)

Total	$—	$—	$(1,334,959)	$(8,445,010)	$(2,920)	$—	$(9,782,889)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(1,334,959)	$(8,445,010)	$(2,920)	$—	$(9,782,889)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(442,848)	$(144,153)	$—	$—	(587,001)
Forward Currency Contracts	—	—	8,501,685	—	—	—	8,501,685
Futures Contracts	—	—	—	(1,982,194)	—	—	(1,982,194)
Written Options	—	—	137,158	8,384	—	—	145,542
Swap Contracts	938,832	—	—	11,733,062	—	—	12,671,894

Total	$938,832	$—	$8,195,995	$9,615,099	$—	$—	$18,749,926

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$164,212	$(1,289,656)	$—	$—	$(1,125,444)
Forward Currency Contracts	—		388,005	—	—	—	388,005
Futures Contracts	—	—	—	697,117	—	—	697,117
Written Options	—	—	244,243	81,295	—	—	325,538
Swap Contracts	(529,526)	—	—	(2,524,732)	—	—	(3,054,258)

Total	$(529,526)	$—	$796,460	$(3,035,976)	$—	$—	$(2,769,042)

Currency Hedged International Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$985,761	$842,493	$—	$—	$1,828,254
Unrealized Appreciation on Forward Currency Contracts	—	—	1,372,792	—	—	—	1,372,792
Unrealized Appreciation on Futures Contracts*	—	—	—	235,470	—	—	235,470
Unrealized Appreciation on Swap Contracts*	—	—	—	1,079,431	195	—	1,079,626

Total	$—	$—	$2,358,553	$2,157,394	$195	$—	$4,516,142

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$2,358,553	$2,157,394	$195	$—	$4,516,142

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(436,947)	$—	$—	$—	$(436,947)
Unrealized Depreciation on Futures Contracts*	—	—	—	(53,503)	—	—	(53,503)
Written Options, at value	—	—	(131,093)	(623,254)	—	—	(754,347)
Unrealized Depreciation on Swap Contracts*	—		—	(500,853)	(812)	—	(501,665)

Total	$—	$—	$(568,040)	$(1,177,610)	$(812)	$—	$(1,746,462)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(568,040)	$(1,177,610)	$(812)	$—	$(1,746,462)

196

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February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
Currency Hedged International Bond Fund (continued)
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(133,190)	$(43,435)	$—	$—	$(176,625)
Forward Currency Contracts	—	—	7,528,352	—	—	—	7,528,352
Futures Contracts	—	—	—	2,381,266	—	—	2,381,266
Written Options	—	—	41,139	2,527	—	—	43,666
Swap Contracts	—	—	—	490,094	—	—	490,094

Total	$—	$—	$7,436,301	$2,830,452	$—	$—	$10,266,753

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$47,298	$(383,649)	$—	$—	$(336,351)
Forward Currency Contracts	—	—	866,399	—	—	—	866,399
Futures Contracts	—	—	—	77,665	—	—	77,665
Written Options	—	—	23,932	72,899	—	—	96,831
Swap Contracts	—	—	—	548,455	—	—	548,455

Total	$—	$—	$937,629	$315,370	$—	$—	$1,252,999

Debt Opportunities Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$1,553	$—	$—	$1,553
Unrealized Appreciation on Futures Contracts*	—	—	—	218,726	—	—	218,726
Unrealized Appreciation on Swap Contracts*	3,431,555	—	—	727,588	—	—	4,159,143

Total	$3,431,555	$—	$—	$947,867	$—	$—	$4,379,422

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$3,431,555	$—	$—	$947,867	$—	$—	$4,379,422

Liabilities:
Unrealized Depreciation on Swap Contracts*	$(4,694,607)	$—	$—	$(274,595)	$—	$—	$(4,969,202)

Total	$(4,694,607)	$—	$—	$(274,595)	$—	$—	$(4,969,202)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(4,694,607)	$—	$—	$(274,595)	$—	$—	$(4,969,202)

Net Realized Gain (Loss) on:
Futures Contracts	$—	$—	$—	$(4,025,266)	$—	$—	$(4,025,266)
Written Options	—	—	—	368,839	—	—	368,839
Swap Contracts	120,064	—	—	(815,605)	—	—	(695,541)

Total	$120,064	$—	$—	$(4,472,032)	$—	$—	$(4,351,968)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(130,238)	$—	$—	$(130,238)
Futures Contracts	—	—	—	615,484	—	—	615,484
Swap Contracts	144,862	—	—	400,492	—	—	545,354

Total	$144,862	$—	$—	$885,738	$—	$—	$1,030,600

197

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Notes to Financial Statements — (Continued)

February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
Emerging Country Debt Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$—	$5,769,851	$5,769,851
Unrealized Appreciation on Forward Currency Contracts	—	—	3,934,945	—	—	—	3,934,945
Unrealized Appreciation on Swap Contracts*	48,480,700	—	—	23,884	—	—	48,504,584
Options	542,997	—	—	—	—	—	542,997

Total	$49,023,697	$—	$3,934,945	$23,884	$—	$5,769,851	$58,752,377

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$5,769,851	$5,769,851

Total subject to Master Agreements	$49,023,697	$—	$3,934,945	$23,884	$—	$—	$52,982,526

Liabilities:
Unrealized Depreciation on Swap Contracts	$(100,287,667)	$—	$—	$(12,700,114)	$—	$—	$(112,987,781)
Options	(2,587,518)	—	—	—	—	—	(2,587,518)

Total	$(102,875,185)	$—	$—	$(12,700,114)	$—	$—	$(115,575,299)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(102,875,185)	$—	$—	$(12,700,114)	$—	$—	$(115,575,299)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$53,402,737	$—	$—	$—	$53,402,737
Swap Contracts	(14,634,110)	—	—	(1,848,010)	—	—	(16,482,120)

Total	$(14,634,110)	$—	$53,402,737	$(1,848,010)	$—	$—	$36,920,617

Change in Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$—	$—	$—	$(7,301,098)	$(7,301,098)
Forward Currency Contracts	—	—	6,830,207	—	—	—	6,830,207
Swap Contracts	(27,369,763)	—	—	(12,676,230)	—	—	(40,045,993)
Options	1,286,377	—	—	—	—	—	1,286,377

Total	$(26,083,386)	$—	$6,830,207	$(12,676,230)	$—	$(7,301,098)	$(39,230,507)

Global Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$648,479	$549,825	$—	$—	$1,198,304
Unrealized Appreciation on Forward Currency Contracts	—	—	352,123	—	—	—	352,123
Unrealized Appreciation on Futures Contracts*	—	—	—	88,713	—	—	88,713
Unrealized Appreciation on Swap Contracts*	—	—	—	688,882	111	—	688,993

Total	$—	$—	$1,000,602	$1,327,420	$111	$—	$2,328,133

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$1,000,602	$1,327,420	$111	$—	$2,328,133

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(282,530)	$—	$—	$—	$(282,530)
Unrealized Depreciation on Futures Contracts*	—	—	—	(27,299)	—	—	(27,299)
Written Options, at value	—	—	(85,421)	(406,347)	—	—	(491,768)
Unrealized Depreciation on Swap Contracts*	—	—	—	(177,055)	(461)	—	(177,516)

Total	$—	$—	$(367,951)	$(610,701)	$(461)	$—	$(979,113)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(367,951)	$(610,701)	$(461)	$—	$(979,113)

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February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
Global Bond Fund (continued)
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(187,176)	$(28,388)	$—	$—	$(215,564)
Forward Currency Contracts	—	—	(851,190)	—	—	—	(851,190)
Futures Contracts	—	—	—	1,644,605	—	—	1,644,605
Written Options	—	—	52,692	1,650	—	—	54,342
Swap Contracts	(90,242)	—	—	681,965	—	—	591,723

Total	$(90,242)	$—	$(985,674)	$2,299,832	$—	$—	$1,223,916

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	—	$—	$92,986	$(250,474)	$—	$—	$(157,488)
Forward Currency Contracts	—	—	(561,612)	—	—	—	(561,612)
Futures Contracts	—		—	(179,293)	—	—	(179,293)
Written Options	—	—	(2,791)	47,723	—	—	44,932
Swap Contracts	—	—	—	549,946	—	—	549,946

Total	$—	$—	$(471,417)	$167,902	$—	$—	$(303,515)

International Bond Fund
Assets:
Investments (purchased options)	$—	$—	$611,345	$514,127	$—	$—	$1,125,472
Unrealized Appreciation on Forward Currency Contracts	—	—	376,687	—	—	—	376,687
Unrealized Appreciation on Futures Contracts*	—	—	—	109,768	—	—	109,768
Unrealized Appreciation on Swap Contracts*	—	—	—	650,958	95	—	651,053

Total	$—	$—	$988,032	$1,274,853	$95	$—	$2,262,980

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$988,032	$1,274,853	$95	$—	$2,262,980

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(326,307)	$—	$—	$—	$(326,307)
Unrealized Depreciation on Futures Contracts*	—	—	—	(23,006)	—	—	(23,006)
Written Options, at value	—	—	(80,425)	(379,929)	—	—	(460,354)
Unrealized Depreciation on Swap Contracts*	—	—	—	(221,520)	(395)	—	(221,915)

Total	$—	$—	$(406,732)	$(624,455)	$(395)	$—	$(1,031,582)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(406,732)	$(624,455)	$(395)	$—	$(1,031,582)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(109,911)	$(26,497)	$—	$—	$(136,408)
Forward Currency Contracts	—	—	(2,124,062)	—	—	—	(2,124,062)
Futures Contracts	—	—	—	1,660,137	—	—	1,660,137
Written Options	—	—	32,078	1,538	—	—	33,616
Swap Contracts	161,704	—	—	278,718	—	—	440,422

Total	$161,704	$—	$(2,201,895)	$1,913,896	$—	$—	$(126,295)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$48,448	$(234,218)	$—	$—	$(185,770)
Forward Currency Contracts	—	—	(359,997)	—	—	—	(359,997)
Futures Contracts	—	—	—	(76,152)	—	—	(76,152)
Written options	—	—	10,233	44,698	—	—	54,931
Swap Contracts	(39,067)	—	—	379,630	—	—	340,563

Total	$(39,067)	$—	$(301,316)	$113,958	$—	$—	$(226,425)

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February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Inflation Contracts	Other Contracts	Total
World Opportunity Overlay Fund
Assets:
Investments, at value (purchased options)	$—	$—	$3	$1,022,415	$—	$—	$1,022,418
Unrealized Appreciation on Swap Contracts*	—	—	—	853,069	117,424	—	970,493

Total	$—	$—	$3	$1,875,484	$117,424	$—	$1,992,911

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$3	$1,875,484	$117,424	$—	$1,992,911

Liabilities:
Written Options, at value*	$—	$—	$—	$(935,114)	$—	$—	$(935,114)
Unrealized Depreciation on Swap Contracts*	—	—	—	(4,027,777)	(235,845)	—	(4,263,622)

Total	$—	$—	$—	$(4,962,891)	$(235,845)	$—	$(5,198,736)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$(4,962,891)	$(235,845)	$—	$(5,198,736)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$(11,016,760)	$—	$—	$(11,016,760)
Future Contracts	—	—	—	550,822	—	—	550,822
Written Options	—	—	—	818,084	—	—	818,084
Swap Contracts	—	—	—	(18,483,310)	—	—	(18,483,310)

Total	$—	$—	$—	$(28,131,164)	$—	$—	$(28,131,164)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$30	$5,435,129	$—	$—	$5,435,159
Written Options	—	—	—	174,750	—	—	174,750
Swap Contracts	—	—	—	804,204	—	—	804,204

Total	$—	$—	$30	$6,414,083	$—	$—	$6,414,113

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.
**	Risk is the correlation between equity risk and foreign currency risk.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross

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February 28, 2015

basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2015, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2015:

Asset Allocation Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$5,323,994	$—	$(1,623,540)	$3,700,454
Barclays Bank plc	18,989,383	(8,206,000)	(7,453,676)	3,329,707
Deutsche Bank AG	60,773,757	—	(6,685,802)	54,087,955
Goldman Sachs International	392,811,296	(118,176,660)	(123,265,318)	151,369,318
JPMorgan Chase Bank, N.A.	142,569,314	—	(53,827,932)	88,741,382
Morgan Stanley & Co. International PLC	70,059,827	—	(49,384,285)	20,675,542

Total	$690,527,571	$(126,382,660)	$(242,240,553)	$321,904,358

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$1,623,540	$—	$1,623,540	$—
Barclays Bank plc	7,453,676	—	7,453,676	—
Deutsche Bank AG	6,685,802	—	6,685,802	—
Goldman Sachs International	123,265,318	—	123,265,318	—
JPMorgan Chase Bank, N.A.	53,827,932	—	53,827,932	—
Morgan Stanley & Co. International PLC	49,384,285	—	49,384,285	—

Total	$242,240,553	$—	$242,240,553	$—

Benchmark-Free Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$3,856	$—	$(2,098)	$1,758
Barclays Bank plc	24,961	—	(9,468)	15,493
Goldman Sachs International	410,341	—	(154,567)	255,774
JPMorgan Chase Bank, N.A.	211,036	—	(81,050)	129,986
Morgan Stanley & Co. International PLC	104,026	—	(66,938)	37,088

Total	$754,220	$—	$(314,121)	$440,099

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$2,098	$—	$2,098	$—
Barclays Bank plc	9,468	—	9,468	—
Goldman Sachs International	154,567	—	154,567	—
JPMorgan Chase Bank, N.A.	81,050	—	81,050	—
Morgan Stanley & Co. International PLC	66,938	—	66,938	—

Total	$314,121	$—	$314,121	$—

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February 28, 2015

Core Plus Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$77,028	$—	$(28,449)	$48,579
Barclays Bank plc	375,773	—	375,773	—
Deutsche Bank AG	704,152	—	704,152	—
Goldman Sachs International	4,361,708	—	(1,696,690)	2,665,018
JPMorgan Chase Bank, N.A.	1,913,445	—	(779,743)	1,133,702
Morgan Stanley & Co. International PLC	868,440	—	(779,815)	88,625

Total	$8,300,546	$—	$(2,204,772)	$3,935,924

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$28,449	$—	$28,449	$—
Barclays Bank plc	1,356,808	(981,035)	(375,773)	—	*
Deutsche Bank AG	1,170,980	(466,828)	(704,152)	—	*
Goldman Sachs International	1,696,690	—	1,696,690	—
JPMorgan Chase Bank, N.A.	779,743	—	779,743	—
Morgan Stanley & Co. International PLC	779,815	—	779,815	—

Total	$5,812,485	$(1,447,863)	$2,204,772	$—

Currency Hedged International Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$207,351	$—	$(15,301)	$192,050
Barclays Bank plc	293,829	(124,730)	(57,179)	111,920
Deutsche Bank AG	207,702	—	(44,645)	163,057
Goldman Sachs International	1,482,558	—	(514,967)	967,591
JPMorgan Chase Bank, N.A.	719,344	—	(347,452)	371,892
Morgan Stanley & Co. International PLC	439,821	—	(228,893)	210,928

Total	$3,350,605	$(124,730)	$(1,208,437)	$2,017,438

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$15,301	$—	$15,301	$—
Barclays Bank plc	57,179	—	57,179	—
Deutsche Bank AG	44,645	—	44,645	—
Goldman Sachs International	514,967	—	514,967	—
JPMorgan Chase Bank, N.A.	347,452	—	347,452	—
Morgan Stanley & Co. International PLC	228,893	—	228,893	—

Total	$1,208,437	$—	$1,208,437	$—

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February 28, 2015

Debt Opportunities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$1,553	$—	$—	$1,553
Goldman Sachs International	2,789,882	(1,050,000)	(1,631,668)	108,214
JPMorgan Chase Bank, N.A.	641,673	(260,000)	(375,284)	6,389

Total	$3,433,108	$(1,310,000)	$(2,006,952)	$116,156

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs International	$1,631,668	$—	$1,631,668	$—
JPMorgan Chase Bank, N.A.	375,284	—	375,284	—

Total	$2,006,952	$—	$2,006,952	$—

Emerging Country Debt Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$1,051,012	$(210,935)	$—	$840,077
Barclays Bank plc	966,596	—	(560,028)	406,568
Citibank N.A.	1,889,819	(536,706)	(1,310,653)	42,460
Deutsche Bank AG	40,209,225	—	40,209,225	—
Goldman Sachs International	2,428,257	(2,428,257)	—	—	*
JPMorgan Chase Bank, N.A.	5,512,870	—	5,512,870	—
Morgan Stanley & Co. International PLC	924,747	(260,000)	—	664,747

Total	$52,982,526	$(3,435,898)	$43,851,414	$1,953,852

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$560,028	$—	$560,028	$—
Citibank N.A.	1,310,653	—	1,310,653	—
Deutsche Bank AG	58,423,613	(18,214,388)	(40,209,225)	—	*
JPMorgan Chase Bank, N.A.	42,580,891	(37,068,021)	(5,512,870)	—	*

Total	$102,875,185	$(55,282,409)	$(43,851,414)	$—

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February 28, 2015

Global Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$18,940	$—	$18,940	$—
Barclays Bank plc	82,838	—	(46,684)	36,154
Deutsche Bank AG	139,223	—	(21,122)	118,101
Goldman Sachs International	874,319	—	(352,629)	521,690
JPMorgan Chase Bank, N.A.	374,175	—	(156,369)	217,806
Morgan Stanley & Co. International PLC	158,827	—	158,827	—

Total	$1,648,322	$—	$(399,037)	$893,751

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$44,429	$—	$(18,940)	$25,489
Barclays Bank plc	46,684	—	46,684	—
Deutsche Bank AG	21,122	—	21,122	—
Goldman Sachs International	352,629	—	352,629	—
JPMorgan Chase Bank, N.A.	156,369	—	156,369	—
Morgan Stanley & Co. International PLC	164,160	—	(158,827)	5,333

Total	$785,393	$—	$399,037	$30,822

International Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$28,970	$—	$28,970	$—
Barclays Bank plc	97,049	—	(54,699)	42,350
Deutsche Bank AG	130,809	—	(24,723)	106,086
Goldman Sachs International	829,237	—	(342,100)	487,137
JPMorgan Chase Bank, N.A.	358,622	—	(157,596)	201,026
Morgan Stanley & Co. International PLC	149,124	—	149,124	—

Total	$1,593,811	$—	$(401,024)	$836,599

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$50,400	$—	$(28,970)	$21,430
Barclays Bank plc	54,699	—	54,699	—
Deutsche Bank AG	24,723	—	24,723	—
Goldman Sachs International	342,100	—	342,100	—
JPMorgan Chase Bank, N.A.	157,596	—	157,596	—
Morgan Stanley & Co. International PLC	167,453	—	(149,124)	18,329

Total	$796,971	$—	$401,024	$39,759

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World Opportunity Overlay Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$1,885,013	$(205,731)	$(1,679,282)	$—	*
JPMorgan Chase Bank, N.A.	3	—	—	3

Total	$1,885,016	$(205,731)	$(1,679,282)	$3

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs International	$1,679,282	$—	$1,679,282	$—

Total	$1,679,282	$—	$1,679,282	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts), principal amounts (options) or number of contracts (options) outstanding at each month-end, was as follows for the year ended February 28, 2015.

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Options (Contracts)	Rights and/or Warrants ($)
Asset Allocation Bond Fund	3,078,157,032	1,673,389,553	12,740,945,203	6,215,936,711	15,821,367	—
Benchmark-Free Bond Fund	8,192,840	341,645	30,076,672	12,358,539	—	—
Core Plus Bond Fund	108,184,885	83,089,514	341,629,935	118,768,930	—	—
Currency Hedged International Bond Fund	61,517,112	56,862,198	34,515,539	35,662,046	—	—
Debt Opportunities Fund	—	140,595,922	166,949,167	7,574,167	—	—
Emerging Country Debt Fund	380,641,877	—	3,719,842,596	382,500,000	—	9,248,837
Global Bond Fund	76,818,915	47,086,615	28,940,347	28,152,455	—	—
International Bond Fund	49,455,047	27,613,126	22,730,531	23,040,760	—	—
World Opportunity Overlay Fund	—	182,824,949	1,695,894,965	124,441,493	—	—

205

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund except World Opportunity Overlay Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allocation Bond Fund	Benchmark-Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Management Fee	0.25%	0.50%	0.25%	0.25%	0.25%	0.35%	0.19%	0.25%	0.08% (currently 0.08% waived)	—

In addition for certain Funds, each class of shares pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III		Class IV	Class V	Class VI
Asset Allocation Bond Fund	0.15%				0.055%
Benchmark-Free Bond Fund	0.15%		0.10%*	0.085%*	0.055%	*
Core Plus Bond Fund	0.15%		0.10%
Currency Hedged International Bond Fund	0.15%
Debt Opportunities Fund	0.15%	*			0.055%
Emerging Country Debt Fund	0.15%		0.10%
Global Bond Fund	0.15%
International Bond Fund	0.15%

*	Class is offered but has no shareholders as of February 28, 2015.

For each Fund other than Global Bond Fund, Benchmark-Free Bond Fund and Emerging Country Debt Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Global Bond Fund and Benchmark-Free Bond Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceed 0.06% and 0.05% respectively, of the Fund’s average daily net assets.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

206

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2015 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

In addition to the contractual waivers and reimbursements described above, GMO has voluntarily agreed to waive U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2015 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Asset Allocation Bond Fund	52,266	5,341
Benchmark-Free Bond Fund	20	5
Core Plus Bond Fund	8,703	365
Currency Hedged International Bond Fund	820	5
Debt Opportunities Fund	22,425	2,678
Emerging Country Debt Fund	38,522	4,224
Global Bond Fund	872	184
International Bond Fund	582	5
U.S. Treasury Fund	23,413	2,737
World Opportunity Overlay Fund	3,351	549

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2015, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Asset Allocation Bond Fund	<0.001%	0.000%	0.000%	<0.001%
Benchmark-Free Bond Fund	0.062%	0.015%	<0.001%	0.077%
Core Plus Bond Fund	0.035%	0.008%	0.010%	0.053%
Currency Hedged International Bond Fund	0.046%	0.010%	0.010%	0.066%
Debt Opportunities Fund	<0.001%	0.000%	0.000%	<0.001%
Emerging Country Debt Fund	0.001%	<0.001%	0.001%	0.002%
Global Bond Fund	0.050%	0.011%	0.011%	0.072%
International Bond Fund	0.053%	0.012%	0.010%	0.075%
U.S. Treasury Fund	0.000%	0.000%	0.000%	0.000%
World Opportunity Overlay Fund	0.000%	0.000%	0.000%	0.000%

207

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2015 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Asset Allocation Bond Fund	1,334,953,207	973,478,910	3,376,730,768	283,221,097
Benchmark-Free Bond Fund	1,890,755	2,572,523	46,349	118,349
Core Plus Bond Fund	152,266,126	99,925,504	206,586,277	101,174,819
Currency Hedged International Bond Fund	—	78,278,813	3,875,200	71,954,615
Debt Opportunities Fund	—	644,781,652	—	1,331,954,135
Emerging Country Debt Fund	18,000,000	1,017,780,356	48,163,200	522,501,273
Global Bond Fund	—	58,597,313	12,457,573	141,167,885
International Bond Fund	—	50,518,636	3,543,040	61,273,079
U.S. Treasury Fund	—	—	—	—
World Opportunity Overlay Fund	39,475,313	5,336,726	347,317,773	167,217,853

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2015

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Asset Allocation Bond Fund	4	*	81.43%	—	100%
Benchmark-Free Bond Fund	2		89.61%	36.35%	—
Core Plus Bond Fund	3		87.85%	0.01%	6.05%
Currency Hedged International Bond Fund	1		93.76%	—	93.76%
Debt Opportunities Fund	4	*	86.11%	1.43%	97.53%
Emerging Country Debt Fund	2	**	34.85%	0.05%	50.90%
Global Bond Fund	3		70.15%	0.13%	—
International Bond Fund	2		80.06%	7.48%	—
U.S. Treasury Fund	4	*	58.05%	0.16%	98.22%
World Opportunity Overlay Fund	3	***	82.43%	—	100.00%

*	Three of the shareholders are other funds of the Trust.
**	One of the shareholders is another fund of the Trust.
***	Two of the shareholders are other funds of the Trust.

208

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:
Shares sold	13,170,551	$338,623,932	6,886,165	$168,910,552
Shares issued to shareholders in reinvestment of distributions	430,983	10,758,399	11,163	267,247
Shares repurchased	(8,209,233)	(207,521,005)	(14,102)	(339,194)

Net increase (decrease)	5,392,301	$141,861,326	6,883,226	$168,838,605

Class VI:
Shares sold	98,229,989	$2,487,032,010	113,251,929	$2,787,773,642
Shares issued to shareholders in reinvestment of distributions	8,235,829	205,835,539	192,038	4,603,164
Shares repurchased	(46,050,450)	(1,180,905,031)	(1,220,006)	(29,808,546)

Net increase (decrease)	60,415,368	$1,511,962,518	112,223,961	$2,762,568,260

Benchmark-Free Bond Fund
Class III:*
Shares sold	357,231	$8,934,767
Shares issued to shareholders in reinvestment of distributions	1,604	40,022

Net increase (decrease)	358,835	$8,974,789

Core Plus Bond Fund
Class III:
Shares sold	4,130	$32,050	41,152	$300,000
Shares issued to shareholders in reinvestment of distributions	4,151	31,555	2,308	16,571
Shares repurchased	—	—	(102,391)	(734,017)

Net increase (decrease)	8,281	$63,605	(58,931)	$(417,446)

Class IV:
Shares sold	258,846	$1,985,944	4,946	$36,146
Shares issued to shareholders in reinvestment of distributions	1,033,506	7,877,190	410,788	2,957,677
Shares repurchased	(2,534,324)	(19,411,215)	(412,868)	(3,053,599)

Net increase (decrease)	(1,241,972)	$(9,548,081)	2,866	$(59,776)

Currency Hedged International Bond Fund
Class III:
Shares sold	—	$—	73,077	$630,400
Shares issued to shareholders in reinvestment of distributions	348,240	3,297,830	106,415	911,980
Shares repurchased	(1,153,526)	(11,201,517)	(47,741)	(422,478)

Net increase (decrease)	(805,286)	$(7,903,687)	131,751	$1,119,902

*	Period from November 18, 2014 (commencement of operations) through February 28, 2015.

209

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Debt Opportunities Fund
Class VI**:
Shares sold	20,066,816	$494,690,857	25,005,373	$608,855,843
Shares issued to shareholders in merger transaction	—	—	27,101,519	655,265,600
Shares issued to shareholders in reinvestment of distributions	1,104,851	27,256,663	2,086,070	50,188,743
Shares repurchased	(36,128,288)	(893,753,236)	(572,001)	(13,862,772)
Purchase premium fees	—	239,334	—	2,312,013
Redemption fees	—	1,831,767	—	28,251

Net increase (decrease)	(14,956,621)	$(369,734,615)	53,620,961	$1,302,787,678

Emerging Country Debt Fund
Class III:
Shares sold	50,562,907	$496,774,141	17,305,659	$170,941,512
Shares issued to shareholders in reinvestment of distributions	6,428,017	61,281,242	2,443,382	23,431,180
Shares repurchased	(37,995,031)	(358,260,256)	(1,471,676)	(14,376,087)
Purchase premiums	—	1,264,288	—	741,317
Redemption fees	—	335,268	—	109,417

Net increase (decrease)	18,995,893	$201,394,683	18,277,365	$180,847,339

Class IV:
Shares sold	114,608,649	$1,099,102,833	78,263,662	$769,292,116
Shares issued to shareholders in reinvestment of distributions	19,070,371	182,563,376	11,767,324	112,707,211
Shares repurchased	(42,205,751)	(426,135,712)	(22,221,729)	(217,757,467)
Purchase premiums	—	4,332,961	—	3,423,475
Redemption fees	—	1,152,239	—	493,921

Net increase (decrease)	91,473,269	$861,015,697	67,809,257	$668,159,256

Global Bond Fund
Class III:
Shares sold	382,667	$3,312,777	2,037,071	$17,236,960
Shares issued to shareholders in reinvestment of distributions	15,270	134,377	36,175	295,185
Shares repurchased	(11,410,003)	(100,459,483)	(5,433,062)	(45,238,133)

Net increase (decrease)	(11,012,066)	$(97,012,329)	(3,359,816)	$(27,705,988)

International Bond Fund
Class III:
Shares sold	6,801	$47,558	8,125	$56,451
Shares repurchased	(2,100,054)	(15,651,518)	(2,020,351)	(13,693,986)

Net increase (decrease)	(2,093,253)	$(15,603,960)	(2,012,226)	$(13,637,535)

U.S. Treasury Fund
Shares sold	435,438,373	$10,885,959,327	374,442,874	$9,362,388,732
Shares issued to shareholders in reinvestment of distributions	38,453	961,343	69,615	1,740,651
Shares Transaction	(422,115,942)	(10,552,898,555)	(414,590,904)	(10,366,466,205)

Net increase (decrease)	13,360,884	$334,022,115	(40,078,415)	$(1,002,336,822)

210

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
World Opportunity Overlay Fund
Shares repurchased	(13,894,596)	$(376,185,803)	(5,974,205)	$(155,920,000)

Net increase (decrease)	(13,894,596)	$(376,185,803)	(5,974,205)	$(155,920,000)

**	Shares were adjusted to reflect a 1:7 reverse stock split effective May 15, 2014.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$56,730,951	$249,169,071	$100,700,000	$55,898	$13,173	$205,200,022

Benchmark-Free Bond Fund
GMO Debt Opportunities Fund, Class VI	$—	$482,814	$—	$6,085	$—	$479,137
GMO Emerging Country Debt Fund, Class IV	—	1,458,777	—	38,839	—	1,421,742

Totals	$—	$1,941,591	$—	$44,924	$—	$1,900,879

Core Plus Bond Fund
GMO Debt Opportunities Fund, Class VI	$25,663,007	$14,451,918	$17,374,000	$132,313	$—	$23,095,439
GMO Emerging Country Debt Fund, Class IV	10,512,729	950,017	—	950,017	—	11,151,254
GMO U.S. Treasury Fund	20,009,568	76,307,957	72,985,604	12,104	4,653	23,331,920
GMO World Opportunity Overlay Fund	54,497,445	—	5,679,138	—	—	46,286,352

Totals	$110,682,749	$91,709,892	$96,038,742	$1,094,434	$4,653	$103,864,965

Currency Hedged International Bond Fund
GMO Debt Opportunities Fund, Class VI	$9,283,354	$111,920	$6,285,370	$111,920	$—	$3,276,775
GMO Emerging Country Debt Fund, Class IV	3,119,087	281,867	—	281,867	—	3,308,535
GMO U.S. Treasury Fund	8,627,795	28,633,427	37,154,000	4,560	939	107,222
GMO World Opportunity Overlay Fund	16,096,362	—	1,546,937	—	—	13,783,104

Totals	$37,126,598	$29,027,214	$44,986,307	$398,347	$939	$20,475,636

Debt Opportunities Fund
GMO U.S. Treasury Fund	$53,031,828	$140,800,000	$149,000,000	$19,688	$4,126	$44,831,828

Emerging Country Debt Fund
GMO Debt Opportunities Fund, Class VI	$13,757,244	$—	$—	$216,356	$—	$14,086,690
GMO U.S. Treasury Fund	56,008,142	—	20,000,000	26,017	7,393	36,008,143
GMO World Opportunity Overlay Fund	40,674,643	—	—	—	—	38,643,941

Totals	$110,440,029	$—	$20,000,000	$242,373	$7,393	$88,738,774

211

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Global Bond Fund
GMO Debt Opportunities Fund, Class VI	$27,241,360	$78,062	$25,758,396	$78,062	$—	$1,946,091
GMO Emerging Country Debt Fund, Class IV	5,774,234	181,773	4,158,300	181,773	—	2,070,417
GMO U.S. Treasury Fund	21,069,540	37,931,703	57,575,065	6,247	495	1,426,178
GMO World Opportunity Overlay Fund	31,889,522	—	22,258,227	—	—	9,174,842

Totals	$85,974,656	$38,191,538	$109,749,988	$266,082	$495	$14,617,528

International Bond Fund
GMO Debt Opportunities Fund, Class VI	$13,772,624	$95,278	$12,560,647	$95,278	$—	$1,499,425
GMO Emerging Country Debt Fund, Class IV	2,480,075	158,769	780,000	158,769	—	1,863,627
GMO U.S. Treasury Fund	2,367,613	19,660,981	21,015,000	1,805	318	1,013,594
GMO World Opportunity Overlay Fund	13,814,756	—	4,692,365	—	—	8,660,765

Totals	$32,435,068	$19,915,028	$39,048,012	$255,852	$318	$13,037,411

212

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Asset Allocation Bond Fund, GMO Benchmark-Free Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Debt Opportunities Fund, GMO Emerging Country Debt Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO U.S. Treasury Fund, and GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (as applicable), and the financial highlights present fairly, in all material respects, the financial position of the GMO Asset Allocation Bond Fund, GMO Benchmark-Free Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Debt Opportunities Fund, GMO Emerging Country Debt Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO U.S. Treasury Fund, and GMO World Opportunity Overlay Fund (collectively, the “Funds”) at February 28, 2015, the results of their operations, the changes in each of their net assets, their cash flows (as applicable), and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

213

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2015 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2015.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2014 through February 28, 2015.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period		Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Annualized Expense Ratio
Asset Allocation Bond Fund
Class III	$1,000.00	$1,085.70	$2.17		$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,086.40	$1.66		$1,000.00	$1,023.21	$1.61	0.32%
Benchmark-Free Bond Fund
Class III	$1,000.00	$1,033.80	$2.50	(a)	$1,000.00	$1,020.43	$4.41	0.88%
Core Plus Bond Fund
Class III	$1,000.00	$1,047.60	$2.18		$1,000.00	$1,022.66	$2.16	0.43%
Class IV	$1,000.00	$1,047.80	$1.93		$1,000.00	$1,022.91	$1.91	0.38%
Currency Hedged International Bond Fund
Class III	$1,000.00	$1,086.00	$2.17		$1,000.00	$1,022.71	$2.11	0.42%
Debt Opportunities Fund
Class VI	$1,000.00	$1,009.30	$1.54		$1,000.00	$1,023.26	$1.56	0.31%
Emerging Country Debt Fund
Class III	$1,000.00	$954.90	$2.81		$1,000.00	$1,021.92	$2.91	0.58%
Class IV	$1,000.00	$955.10	$2.57		$1,000.00	$1,022.17	$2.66	0.53%
Global Bond Fund
Class III	$1,000.00	$975.30	$2.11		$1,000.00	$1,022.66	$2.16	0.43%
International Bond Fund
Class III	$1,000.00	$929.10	$1.96		$1,000.00	$1,022.76	$2.06	0.41%
U.S. Treasury Fund
Core Shares	$1,000.00	$1,000.30	$0.00		$1,000.00	$1,024.79	$0.00	0.00%
World Opportunity Overlay Fund
Core Shares	$1,000.00	$961.20	$0.10		$1,000.00	$1,024.70	$0.10	0.02%

*	Expenses are calculated using each class’ annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2015, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.
(a)	For the period November 18, 2014 (commencement of operations) through February 28, 2015. Expenses are calculated using the class’ annualized net expense ratio for the period ended February 28, 2015, multiplied by the average account value over the period, multiplied by 102 days in the period, divided by 365 days in the year.

214

GMO Trust Funds

Board Review of Management Agreement

February 28, 2015 (Unaudited)

GMO Benchmark-Free Bond Fund

Approval of initial management agreement for GMO Benchmark-Free Bond Fund. At a meeting on September 4, 2014, the Trustees of GMO Trust (the “Trust”) approved the Fund’s management agreement for an initial two-year term commencing September 15, 2014. In approving the initial management agreement, the Trustees considered information that they believed, in light of the legal advice furnished to them, to be relevant, including information relating specifically to the Fund as well as to the series of the Trust generally (collectively, the “GMO funds”).

At meetings on June 19, 2014 and September 4, 2014, the Trustees discussed materials provided by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) to the Trustees for purposes of considering the Manager’s proposal to establish the Fund as a new series of the Trust and the proposed new management agreement between the Trust, on behalf of the Fund, and the Manager. During the meeting on June 19, 2014, the Trustees met with a member of the Manager’s Fixed Income Team, the investment division that would be primarily responsible for the investment management of the Fund.

At meetings throughout the year, the Trustees had considered information relevant to the approval of the Fund’s initial management agreement, including information provided at meetings with representatives of the Manager (including members of the Manager’s Fixed Income Team, the investment division primarily responsible for investment management of the Fund) with respect to other series of the Trust (collectively, “GMO funds”).

Since the Fund had not yet commenced operations, the Trustees were unable to consider its investment performance. The Trustees considered the performance of the other GMO funds managed by the investment division that would manage the Fund.

The Trustees considered the Fund’s estimated total expense ratio (i.e., total annual operating expenses per share as a percentage of net asset value per share) as compared to the total expense ratios of funds determined by the Manager to have similar investment characteristics. In considering the Fund’s total expense ratio, the Trustees took into account the Manager’s undertaking to reimburse specified operating expenses of the Fund.

The Trustees also reviewed the fees to be paid to the Manager under the Fund’s management and shareholder servicing and supplemental support agreements. The Trustees considered the management fees to be paid by the Fund as compared to the management fees of funds determined by the Manager to have similar investment characteristics. The Trustees also considered the shareholder servicing fees to be charged to different share classes of the Fund in light of the services provided by the Manager.

Since the Fund had not yet commenced operations, the Trustees were unable to review information regarding the Manager’s profitability with respect to the Fund. The Trustees did, however, consider how the proposed fees compared to fees paid by other GMO funds and took note of various “fallout benefits” to the Manager that would result from its management of the Fund. As the Fund had not yet commenced operations, the Trustees did not consider possible economies of scale to the Manager associated with managing the Fund.

The Trustees considered the experience and sophistication of the Manager (including management and investment management personnel, as well as members of the legal, compliance and risk-management departments) and the resources the Manager would employ in managing the Fund. In addition, the Trustees considered the depth of the Manager’s personnel resources and other matters concerning the Manager’s business and organization and the nature and quality of its services to be provided to the Fund.

After reviewing these and other factors, the Trustees concluded, in the context of their overall review of the Fund’s management agreement, that the fees to be paid by the Fund to the Manager were within the range of fees that would be established through arm’s-length bargaining.

In their deliberations, the Trustees considered all factors they deemed relevant, with each Trustee weighting individual factors as he thought appropriate. Following their deliberations, the Trustees who are not “interested persons” of the Trust voting separately, and then all Trustees voting together, approved the Fund’s initial management agreement.

215

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2015 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable RIC Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2015:

Fund Name	U.S. Government Obligation Income(1,2)	Interest-Related Dividend Income(3) ($)	Short-Term Capital Gain Dividends(3) ($)	Long-Term Capital Gain Distributions ($)
Asset Allocation Bond Fund	11.09%	36,578,128	79,014,822	2,084,952
Benchmark-Free Bond Fund	—	—	—	—
Core Plus Bond Fund	8.97%	2,303,711	—	—
Currency Hedged International Bond Fund	—	—	—	—
Debt Opportunities Fund	—	24,750,380	—	—
Emerging Country Debt Fund	—	—	—	—
Global Bond Fund	100.00%	144,835	—	—
International Bond Fund	—	—	—	—
U.S. Treasury Fund	79.18%	1,025,860	275,107	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the RIC Funds and the RIC Funds’ Shareholders.

In early 2016, the RIC Funds will notify applicable shareholders of amounts for use in preparing 2015 U.S. federal income tax forms.

216

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2015. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business;[2] Author of Legal Treatises.	39	Director, BeiGene Ltd. (biotech research).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	39	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present).	39	Trustee of HIMCO Variable Insurance Trust (27 Portfolios); Director of Courier Corporation (a book publisher and manufacturer).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

217

Interested Trustee And Officer
Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	51	None.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Brian Kadehjian DOB: 09/16/1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015, Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Craig Parker DOB: 01/21/1982	Assistant Treasurer	Since February 2015	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2010 – present); Senior Associate, PricewaterhouseCoopers LLP (September 2009 – October 2010).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

218

Officers: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President –Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kelly Hollister DOB: 03/29/1988	Anti-Money Laundering Officer	Since November 2014.	Compliance Associate, Grantham, Mayo, Van Otterloo & Co. LLC (May 2012 – present).

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Messrs. Kittredge and Parker, also serves as an officer of GMO Series Trust.

219

GMO Trust

Annual Report

February 28, 2015

Foreign Fund

Foreign Small Companies Fund

Global Focused Equity Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Fund returned -4.64% for the fiscal year ended February 28, 2015, as compared with -0.03% for the MSCI EAFE Index.

Stock selection subtracted from relative performance. Stock selection in Europe, Japan, and the emerging markets subtracted from relative returns. Stock selection in Australia added to relative performance.

Country allocation detracted from relative performance. Positioning in Europe subtracted from relative performance as the Fund was overweight the Eurozone, which underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Foreign Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in GMO Foreign Fund Class III Shares and the MSCI EAFE Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Foreign Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.4%
Mutual Funds	3.6
Preferred Stocks	0.3
Short-Term Investments	0.2
Forward Currency Contracts	0.2
Rights/Warrants	0.2
Other	(0.9)

100.0%

Country Summary**	% of Investments
Japan	22.6%
United Kingdom	18.0
France	13.7
Germany	10.5
Italy	9.7
Spain	5.4
Australia	4.6
Switzerland	2.8
South Korea	2.7
Hong Kong	1.8
Belgium	1.5
China	1.5
Mexico	1.2
Taiwan	1.2
Finland	1.0
India	0.8
Portugal	0.5
Sweden	0.5

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments***
Banks	18.6%
Telecommunication Services	12.8
Automobiles & Components	9.2
Utilities	6.7
Technology Hardware & Equipment	6.3
Food, Beverage & Tobacco	6.2
Insurance	6.2
Capital Goods	4.6
Real Estate	4.1
Energy	3.9
Materials	3.1
Pharmaceuticals, Biotechnology & Life Sciences	2.7
Diversified Financials	2.5
Media	2.3
Commercial & Professional Services	2.2
Transportation	1.8
Retailing	1.7
Consumer Durables & Apparel	1.6
Semiconductors & Semiconductor Equipment	1.2
Consumer Services	1.2
Software & Services	0.6
Household & Personal Products	0.5

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Australia — 4.4%
1,005,673	Asciano Group	5,086,026
1,171,031	Incitec Pivot Ltd	3,721,022
1,259,025	Scentre Group (REIT)	3,792,836

	Total Australia	12,599,884

	Belgium — 1.5%
33,630	Anheuser-Busch InBev NV	4,266,304

	China — 1.4%
295,000	China Mobile Ltd	4,014,593

	Finland — 1.0%
342,551	Nokia Oyj	2,752,801

	France — 13.1%
61,930	Accor SA	3,238,392
908,208	Alcatel-Lucent *	3,559,663
51,774	Arkema SA	3,869,219
21,431	AtoS	1,523,201
60,360	BNP Paribas	3,508,050
27,465	Cie Generale des Etablissements Michelin – Class B	2,636,816
81,752	Compagnie de Saint-Gobain	3,671,703
565,283	Peugeot SA *	9,443,319
20,012	Societe BIC SA	2,991,359
39,135	Teleperformance	3,020,447

	Total France	37,462,169

	Germany — 10.2%
30,262	Allianz SE (Registered)	5,067,450
548,379	Deutsche Telekom AG (Registered)	10,239,403
433,956	E.ON AG	7,016,481
55,276	Rheinmetall AG	2,799,078
139,582	RWE AG	3,902,506

	Total Germany	29,024,918

	Hong Kong — 1.8%
129,000	Cheung Kong Holdings Ltd	2,553,403
245,500	Power Assets Holdings Ltd	2,521,237

	Total Hong Kong	5,074,640

	India — 0.8%
187,828	ICICI Bank Ltd Sponsored ADR	2,188,196

	Italy — 9.4%
245,959	Assicurazioni Generali SPA	5,066,716
3,849,557	Banca Popolare di Milano Scarl *	3,608,274
177,855	ENI SPA	3,315,132
1,150,661	Mediaset SPA *	5,300,854
358,737	Mediobanca SPA	3,305,225

Shares	Description	Value ($)
	Italy — continued
5,086,503	Telecom Italia SPA *	6,078,860

	Total Italy	26,675,061

	Japan — 21.9%
80,817	Aisin Seiki Co Ltd	2,979,416
1,134,000	Aozora Bank Ltd	4,087,945
66,800	Bridgestone Corp	2,562,508
16,100	Daito Trust Construction Co Ltd	1,745,276
486,000	Hitachi Ltd	3,327,465
235,100	Isuzu Motors Ltd	3,419,808
83,600	KDDI Corp.	5,801,959
2,113,700	Mitsubishi UFJ Financial Group Inc	13,766,433
553,000	Nippon Electric Glass Co Ltd	2,765,254
66,900	Nippon Telegraph & Telephone Corp	4,169,770
657,000	Resona Holdings Inc	3,692,867
301,821	Sumitomo Mitsui Financial Group Inc	12,025,627
57,300	Tokio Marine Holdings Inc	2,087,397

	Total Japan	62,431,725

	Mexico — 1.1%
882,174	Mexico Real Estate Management SA de CV	1,521,163
794,300	PLA Administradora Industrial S de RL de CV	1,713,379

	Total Mexico	3,234,542

	Portugal — 0.5%
126,451	Galp Energia SGPS SA	1,483,988

	South Korea — 2.3%
21,350	Hyundai Motor Co	3,121,264
2,714	Samsung Electronics Co Ltd	3,356,692

	Total South Korea	6,477,956

	Spain — 5.2%
300,904	Banco Bilbao Vizcaya Argentaria SA	3,010,219
275,318	Banco Santander SA	2,013,021
743,967	CaixaBank SA	3,445,785
67,951	Endesa SA	1,371,585
379,350	Iberdrola SA	2,589,025
129,481	Repsol YPF SA	2,496,651

	Total Spain	14,926,286

	Sweden — 0.5%
60,889	Svenska Cellulosa AB – Class B	1,512,325

	Switzerland — 2.7%
297	Sika AG	1,049,690
11,596	Sulzer AG	1,411,590
30,450	UBS Group AG *	534,995
15,079	Zurich Insurance Group AG	4,822,404

	Total Switzerland	7,818,679

See accompanying notes to the financial statements.	5

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Taiwan — 1.2%
720,000	Taiwan Semiconductor Manufacturing Co Ltd	3,435,177

	United Kingdom — 17.4%
108,580	AstraZeneca Plc	7,482,662
44,282	Berkeley Group Holdings Plc (Unit Shares)	1,784,851
118,964	British American Tobacco Plc	6,935,842
328,602	Centrica Plc	1,237,184
127,697	Domino Printing Sciences Plc	1,516,341
66,108	Euromoney Institutional Investor Plc	1,065,030
380,749	Howden Joinery Group Plc	2,717,882
123,294	Imperial Tobacco Group Plc	6,067,595
164,860	Inchcape Plc	1,869,501
107,743	Royal Dutch Shell Plc A Shares (London)	3,510,105
87,707	Schroders Plc (Non Voting)	3,184,553
1,163,024	Taylor Wimpey Plc	2,588,017
111,870	Travis Perkins Plc	3,475,553
255,263	Tyman Plc	1,336,532
1,439,327	Vodafone Group Plc	4,981,958

	Total United Kingdom	49,753,606

	TOTAL COMMON STOCKS (COST $267,344,663)	275,132,850

	PREFERRED STOCKS — 0.3%

	South Korea — 0.3%
8,349	Hyundai Motor Co	862,967

	TOTAL PREFERRED STOCKS (COST $1,260,134)	862,967

	RIGHTS/WARRANTS — 0.2%

	France — 0.2%
152,086	Peugeot SA Warrants, Expires 04/29/17 *	503,768

	TOTAL RIGHTS/WARRANTS (COST $252,611)	503,768

	MUTUAL FUNDS — 3.6%

	United States — 3.6%
	Affiliated Issuers
406,479	GMO U.S. Treasury Fund	10,161,974

	TOTAL MUTUAL FUNDS (COST $10,161,974)	10,161,974

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposit — 0.2%
USD	720,443	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/02/15	720,443

		TOTAL SHORT-TERM INVESTMENTS (COST $720,443)	720,443

		TOTAL INVESTMENTS — 100.7% (Cost $279,739,825)	287,382,002
		Other Assets and Liabilities (net) — (0.7%)	(2,087,043)

		TOTAL NET ASSETS — 100.0%	$285,294,959

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/21/2015	GS	EUR	6,612,675	USD	7,557,494	$153,055
04/21/2015	MSCI	EUR	19,838,026	USD	22,668,833	455,515

						$608,570

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 19.

6	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Small Companies Fund returned -6.34% for the fiscal year ended February 28, 2015, as compared with -1.88% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection detracted from relative performance. Stock selection in Canada, Europe, Korea, and the emerging markets subtracted from relative returns. This was offset by stock selection in Australia and Japan, which added to relative performance.

Country allocation detracted from relative performance. Positioning in Europe subtracted from relative performance as the Fund was overweight the Eurozone, which underperformed. However, an underweight position in Canada helped relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV expenses had been applied throughout.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.9%
Mutual Funds	4.9
Preferred Stocks	1.2
Short-Term Investments	0.9
Forward Currency Contracts	0.2
Other	(3.1)

100.0%

Country Summary**	% of Investments
Japan	21.7%
France	17.9
United Kingdom	15.2
Italy	10.9
Germany	6.7
Australia	5.8
Switzerland	5.8
Canada	3.1
Sweden	2.2
Mexico	1.6
Brazil	1.3
Netherlands	1.1
Hong Kong	1.0
India	1.0
South Korea	0.9
Portugal	0.8
Thailand	0.7
New Zealand	0.6
Ireland	0.5
Norway	0.5
Turkey	0.5
Taiwan	0.2

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments***
Capital Goods	12.1%
Real Estate	11.7
Materials	11.2
Automobiles & Components	10.8
Banks	7.4
Retailing	5.9
Commercial & Professional Services	4.8
Software & Services	4.6
Media	4.5
Diversified Financials	4.5
Transportation	3.4
Technology Hardware & Equipment	2.9
Insurance	2.7
Food, Beverage & Tobacco	2.4
Energy	2.3
Telecommunication Services	2.1
Consumer Durables & Apparel	1.9
Consumer Services	1.5
Pharmaceuticals, Biotechnology & Life Sciences	1.3
Health Care Equipment & Services	1.1
Household & Personal Products	0.9

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%

	Australia — 5.6%
3,416,953	Asciano Group	17,280,680
2,182,249	BlueScope Steel Ltd *	8,201,334
5,651,328	Federation Centres Ltd	13,137,903
5,171,619	Incitec Pivot Ltd	16,433,132
3,191,929	Tox Free Solutions Ltd	7,472,383

	Total Australia	62,525,432

	Canada — 3.0%
728,000	Canyon Services Group Inc	4,187,121
6,270,400	Capstone Mining Corp *	7,122,605
387,600	Genworth MI Canada Inc	9,844,252
172,300	Karnalyte Resources Inc * (a)	115,776
965,800	Precision Drilling Corp	5,879,320
1,303,800	Western Energy Services Corp	6,612,345

	Total Canada	33,761,419

	France — 17.4%
228,197	Accor SA	11,932,689
1,214,447	Altran Technologies SA	11,567,925
151,676	Arkema SA	11,335,180
161,256	AtoS	11,461,213
90,556	Cie Generale des Etablissements Michelin – Class B	8,693,958
62,974	Euler Hermes Group	6,950,357
384,734	Faurecia	17,502,552
331,618	Nexity SA	13,644,156
1,304,105	Peugeot SA *	21,785,689
465,771	Rexel SA	9,088,791
161,226	SA des Ciments Vicat	11,445,914
91,254	Societe BIC SA	13,640,489
210,156	Sopra Group SA	18,334,540
1,930,368	Technicolor *	11,890,963
192,115	Teleperformance	14,827,473

	Total France	194,101,889

	Germany — 6.6%
406,672	Deutsche Wohnen AG	11,200,598
1,252,135	Deutz AG	5,677,553
896,708	Grand City Properties SA *	14,875,368
201,799	Rheinmetall AG	10,218,742
554,095	SAF-Holland SA	8,508,184
1,085,786	TAG Immobilien AG	14,609,710
1,444,281	Telefonica Deutschland Holding AG	7,946,412

	Total Germany	73,036,567

	Hong Kong — 1.0%
5,407,910	HKT Trust	7,131,872
1,028,000	Hopewell Holdings Ltd	3,839,200

	Total Hong Kong	10,971,072

Shares	Description	Value ($)
	India — 1.0%
1,324,650	Dewan Housing Finance Corp Ltd	10,908,699

	Ireland — 0.5%
68,006	Kerry Group Plc – Class A	4,942,795

	Italy — 10.6%
1,812,609	Amplifon SPA	11,558,471
509,975	Autogrill SPA *	4,567,347
13,923,714	Banca Popolare di Milano Scarl *	13,051,001
633,122	Banco Popolare Scarl *	9,747,210
1,041,266	Cerved Information Solutions SPA *	6,526,179
1,649,683	Credito Emiliano SPA	13,376,747
4,222,995	Mediaset SPA *	19,454,455
1,626,376	Mediobanca SPA	14,984,621
2,547,768	Piaggio & C SPA *	8,087,615
3,717,122	UnipolSai SPA	10,955,620
514,395	World Duty Free SPA *	5,872,750

	Total Italy	118,182,016

	Japan — 21.1%
1,841,000	Akebono Brake Industry Co Ltd	6,861,242
1,143,400	Anritsu Corp	8,150,221
323,000	Aoyama Trading Co Ltd	10,785,323
1,547,000	Calsonic Kansei Corp	9,245,400
478,600	Capcom	8,459,272
297,700	Century Tokyo Leasing Corp	7,735,385
793,600	Daicel Chemical Industries Ltd	10,308,001
139,100	Enplas Corp	5,933,369
251,700	Fuji Seal International Inc	7,571,370
586,500	Fuji Oil Co Ltd	8,148,297
1,416,000	GS Yuasa Corp	6,395,025
314,500	Izumi Co Ltd	11,498,845
1,331	Kenedix Office Investment Corp (REIT)	7,607,660
156,300	Kintetsu World Express Inc	7,098,332
1,436,500	Mitsubishi UFJ Lease & Finance Co Ltd	6,947,689
281,500	Nabtesco Corp	7,564,366
821,700	NHK Spring Co Ltd	8,544,054
608,000	Nippon Shokubai Co Ltd	8,708,150
1,558,000	Nippon Soda Co Ltd	9,484,624
3,148,000	Nishi-Nippon City Bank Ltd (The)	10,090,459
6,735	Nomura Real Estate Master Fund Inc	8,279,497
1,361,000	Sanden Corp	6,812,979
1,034,300	Sanwa Holdings Corp	7,404,247
679,400	Sumitomo Rubber Industries	11,760,263
2,310,300	Takara Leben Co Ltd	12,308,367
858,000	Tsubakimoto Chain Co	6,909,043
190,900	United Arrows Ltd	5,893,924
842,000	Yokohama Rubber Co Ltd (The)	8,572,650

	Total Japan	235,078,054

See accompanying notes to the financial statements.	11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Mexico — 1.5%
4,759,906	Mexico Real Estate Management SA de CV	8,207,669
4,094,400	PLA Administradora Industrial S de RL de CV	8,832,000

	Total Mexico	17,039,669

	Netherlands — 1.1%
376,899	Aalberts Industries NV	11,644,071

	New Zealand — 0.6%
3,084,955	Air New Zealand Ltd	6,640,961

	Norway — 0.4%
671,974	SpareBank 1 SR Bank ASA	4,888,448

	Portugal — 0.7%
691,186	Galp Energia SGPS SA	8,111,537

	South Korea — 0.9%
802,120	DGB Financial Group Inc	8,463,496
11,779	Youngone Holding Co Ltd	947,698

	Total South Korea	9,411,194

	Sweden — 2.1%
893,796	Meda AB	14,475,493
372,561	Svenska Cellulosa AB – Class B	9,253,449

	Total Sweden	23,728,942

	Switzerland — 5.6%
161,817	Aryzta AG	12,943,229
25,050	Kaba Holding AG – Class B (Registered)	13,591,878
509,403	Logitech International	7,569,847
1,609	Sika AG	5,686,705
94,950	Sulzer AG	11,558,336
46,910	Swiss Life Holding AG (Registered)	11,139,179

	Total Switzerland	62,489,174

	Taiwan — 0.2%
1,959,000	Lite-On Technology Corp	2,481,679

	Thailand — 0.7%
26,541,900	Jasmine Broadband Internet Infrastructure Fund *	7,799,197

	Turkey — 0.5%
4,595,082	Emlak Konut Gayrimenkul Yatirim (REIT)	5,737,590

	United Kingdom — 14.8%
285,574	Berkeley Group Holdings Plc (Unit Shares)	11,510,476
572,701	Diploma Plc	7,054,664
650,362	Domino Printing Sciences Plc	7,722,739

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	1,025,733	Essentra Plc	16,085,651
	631,772	Euromoney Institutional Investor Plc	10,178,139
	686,518	Great Portland Estates Plc (REIT)	8,481,147
	1,845,630	Howden Joinery Group Plc	13,174,570
	1,189,902	Inchcape Plc	13,493,409
	1,190,209	Jupiter Fund Management Plc	7,640,970
	299,843	Keller Group Plc	4,679,035
	463,264	RPS Group Plc	1,892,095
	135,945	Schroders Plc (Non Voting)	4,936,027
	1,979,186	Senior Plc	10,364,258
	3,794,395	Taylor Wimpey Plc	8,443,471
	1,985,202	Topps Tiles Plc	3,611,740
	290,220	Travis Perkins Plc	9,016,492
	2,807,777	Tyman Plc	14,701,242
	2,111,339	Wilmington Group Plc	7,478,883
	186,426	XP Power Ltd	4,383,377

		Total United Kingdom	164,848,385

		TOTAL COMMON STOCKS (COST $939,228,474)	1,068,328,790

		PREFERRED STOCKS — 1.2%

		Brazil — 1.2%
	1,612,900	Gol Linhas Aereas Inteligentes SA	5,711,772
	1,914,300	Suzano Papel e Celulose SA	8,131,018

		Total Brazil	13,842,790

		TOTAL PREFERRED STOCKS (COST $14,748,096)	13,842,790

		MUTUAL FUNDS — 4.9%

		United States — 4.9%
		Affiliated Issuers
	2,182,595	GMO U.S. Treasury Fund	54,564,885

		TOTAL MUTUAL FUNDS (COST $54,564,885)	54,564,885

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.9%
AUD	376,300	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.44%, due 03/02/15	294,041
GBP	8	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/02/15	12
USD	3,861,032	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/02/15	3,861,032

12	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Time Deposits — continued
USD	5,548,356	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	5,548,356

		Total Time Deposits	9,703,441

		TOTAL SHORT-TERM INVESTMENTS (COST $9,703,441)	9,703,441

		TOTAL INVESTMENTS — 102.9% (Cost $1,018,244,896)	1,146,439,906
		Other Assets and Liabilities (net) — (2.9%)	(31,811,829)

		TOTAL NET ASSETS — 100.0%	$1,114,628,077

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/21/2015	GS	EUR	26,531,725	USD	30,322,578	$614,095
04/21/2015	MSCI	EUR	79,595,176	USD	90,953,089	1,827,640

						$2,441,735

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The security is restricted as to resale.

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2015
Karnalyte Resources Inc	12/07/10	$1,471,626	0.01%	$115,776

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 19.

See accompanying notes to the financial statements.	13

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI (All Country World Index) is included for comparative purposes.

GMO Global Focused Equity Fund returned -0.14% for the fiscal year ended February 28, 2015, as compared with +7.55% for the MSCI ACWI.

Stock selection detracted from relative performance for the fiscal year. Holdings in the United States, Canada, Japan, and Europe subtracted from relative performance. This was partially offset by stock selection in Australia and China, which added to relative returns.

Country allocation detracted from relative performance. An overweight position in Australia detracted from relative performance. The Fund’s cash holdings also subtracted from relative returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Focused Equity Fund Class III Shares and the MSCI ACWI

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	97.0%
Mutual Funds	4.4
Short-Term Investments	0.5
Other	(1.9)

100.0%

Country Summary**	% of Investments
United States	52.3%
United Kingdom	9.6
Japan	7.7
Australia	6.7
France	4.7
Italy	4.3
Germany	3.7
Canada	3.3
Mexico	2.3
China	1.8
South Korea	1.8
Spain	1.8

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments***
Materials	12.8%
Energy	8.4
Banks	7.9
Insurance	7.6
Transportation	7.5
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Consumer Durables & Apparel	6.2
Telecommunication Services	6.1
Technology Hardware & Equipment	6.0
Automobiles & Components	4.8
Health Care Equipment & Services	4.5
Capital Goods	4.5
Commercial & Professional Services	4.1
Semiconductors & Semiconductor Equipment	2.3
Media	2.3
Real Estate	2.2
Utilities	2.0
Food, Beverage & Tobacco	1.9
Retailing	1.8

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%

	Australia — 6.5%
35,680	Asciano Group	180,446
40,596	BlueScope Steel Ltd *	152,568
62,437	Incitec Pivot Ltd	198,397
85,591	Tox Free Solutions Ltd	200,371

	Total Australia	731,782

	Canada — 3.2%
10,300	Manulife Financial Corp	179,371
5,900	Suncor Energy Inc	177,127

	Total Canada	356,498

	China — 1.8%
14,500	China Mobile Ltd	197,327

	France — 4.5%
15,359	Peugeot SA *	256,579
1,658	Societe BIC SA	247,835

	Total France	504,414

	Germany — 3.6%
1,123	Allianz SE (Registered)	188,049
13,403	E.ON AG	216,709

	Total Germany	404,758

	Italy — 4.2%
10,625	Assicurazioni Generali SPA	218,873
207,400	Telecom Italia SPA *	247,863

	Total Italy	466,736

	Japan — 7.5%
26,000	Hitachi Ltd	178,013
35,700	Mitsubishi UFJ Financial Group Inc	232,513
37,900	Resona Holdings Inc	213,028
5,431	Sumitomo Mitsui Financial Group Inc	216,390

	Total Japan	839,944

	Mexico — 2.2%
68,275	Mexico Real Estate Management SA de CV	117,729
58,400	PLA Administradora Industrial S de RL de CV	125,974

	Total Mexico	243,703

	South Korea — 1.7%
158	Samsung Electronics Co Ltd	195,415

	Spain — 1.8%
42,811	CaixaBank SA	198,285

Shares	Description	Value ($)
	United Kingdom — 9.3%
3,535	British American Tobacco Plc	206,098
93,501	Taylor Wimpey Plc	208,063
110,250	Topps Tiles Plc	200,581
40,446	Tyman Plc	211,771
62,861	Vodafone Group Plc	217,582

	Total United Kingdom	1,044,095

	United States — 50.7%
900	Actavis Plc *	262,225
4,300	American Airlines Group, Inc.	205,970
1,720	Anthem, Inc.	251,894
2,160	Apple, Inc.	277,474
4,060	Arch Capital Group Ltd. *	240,190
27,510	Capital Product Partners LP	255,843
4,264	Comcast Corp. – Class A	253,196
4,700	Delta Air Lines, Inc.	209,244
7,100	General Motors Co.	264,901
5,900	Halliburton Co.	253,346
6,860	Iconix Brand Group, Inc. *	231,662
6,620	ITT Corp.	271,884
7,753	KapStone Paper and Packaging Corp.	267,168
2,933	LyondellBasell Industries NV – Class A	251,974
2,200	Mallinckrodt Plc *	256,784
3,061	Medtronic Plc	237,503
5,131	Methanex Corp	278,613
3,400	Michael Kors Holdings Ltd *	229,194
4,164	National Oilwell Varco, Inc.	226,313
11,564	NVIDIA Corp.	255,102
7,300	Pfizer, Inc.	250,536
11,117	Tronox Ltd – Class A	240,572
3,300	United Continental Holdings, Inc. *	215,094

	Total United States	5,686,682

	TOTAL COMMON STOCKS (COST $10,396,589)	10,869,639

	MUTUAL FUNDS — 4.4%

	United States — 4.4%
	Affiliated Issuers
19,694	GMO U.S. Treasury Fund	492,358

	TOTAL MUTUAL FUNDS (COST $492,358)	492,358

See accompanying notes to the financial statements.	17

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposit — 0.5%
USD	54,730	Standard Chartered Bank Ltd (Hong Kong) Time Deposit, 0.06%, due 03/02/15	54,730

		TOTAL SHORT-TERM INVESTMENTS (COST $54,730)	54,730

		TOTAL INVESTMENTS — 101.9% (Cost $10,943,677)	11,416,727
		Other Assets and Liabilities (net) — (1.9%)	(217,339)

		TOTAL NET ASSETS — 100.0%	$11,199,388

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 19.

18	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2015

Portfolio Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Counterparty Abbreviations:

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

USD - United States Dollar

See accompanying notes to the financial statements.	19

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$277,220,028	$1,091,875,021	$10,924,369
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	10,161,974	54,564,885	492,358
Foreign currency, at value (Note 2)(c)	865,419	129,814	2,948
Receivable for investments sold	91,758	18,742,653	243,879
Receivable for Fund shares sold	28,402	—	—
Dividends receivable	591,813	1,022,558	8,285
Dividends withholding tax receivable	216,218	200,049	1,077
Foreign capital gains tax refund receivable	10,581	3,528	—
Unrealized appreciation on open forward currency contracts (Note 4)	608,570	2,441,735	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	15,468	65,808	11,114
Miscellaneous receivable	374	1,551	14

Total assets	289,810,605	1,169,047,602	11,684,044

Liabilities:
Payable for investments purchased	4,103,204	53,418,835	379,161
Payable to affiliate for (Note 5):
Management fee	133,675	599,705	5,227
Shareholder service fee	37,721	95,903	1,307
Payable for foreign currency purchased	14,796	604	562
Payable to agents unaffiliated with GMO	29	116	—
Payable to Trustees and related expenses	408	1,300	22
Accrued expenses	225,813	303,062	98,377

Total liabilities	4,515,646	54,419,525	484,656

Net assets	$285,294,959	$1,114,628,077	$11,199,388

(a) Cost of investments – unaffiliated issuers:	$269,577,851	$963,680,011	$10,451,319
(b) Cost of investments – affiliated issuers:	$10,161,974	$54,564,885	$492,358
(c) Cost of foreign currency:	$864,894	$128,806	$2,959

20	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Net assets consist of:
Paid-in capital	$330,840,853	$997,982,262	$10,984,692
Accumulated undistributed net investment income	—	—	352
Distributions in excess of net investment income	(131,579)	(8,614,623)	—
Accumulated net realized (loss)	(53,606,224)	(5,351,899)	(259,090)
Net unrealized appreciation (depreciation)	8,191,909	130,612,337	473,434

	$285,294,959	$1,114,628,077	$11,199,388

Net assets attributable to:
Class II shares	$108,342,803	$—	$—

Class III shares	$152,046,841	$353,777,813	$11,199,388

Class IV shares	$24,905,315	$760,850,264	$—

Shares outstanding:
Class II	8,937,718	—	—

Class III	12,462,678	23,107,805	505,911

Class IV	1,987,853	49,803,703	—

Net asset value per share:
Class II	$12.12	$—	$—

Class III	$12.20	$15.31	$22.14

Class IV	$12.53	$15.28	$—

See accompanying notes to the financial statements.	21

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$10,833,335	$23,048,684	$217,111
Dividends from affiliated issuers (Note 10)	3,646	13,618	122
Interest	955	3,311	52

Total investment income	10,837,936	23,065,613	217,285

Expenses:
Management fee (Note 5)	2,226,225	7,632,813	67,672
Shareholder service fee – Class II (Note 5)	309,627	—	—
Shareholder service fee – Class III (Note 5)	278,978	346,395	16,918
Shareholder service fee – Class IV (Note 5)	39,881	859,472	—
Audit and tax fees	119,132	109,102	81,253
Custodian and fund accounting agent fees	288,024	551,102	54,839
Legal fees	8,079	21,062	4,132
Registration fees	25,196	15,341	672
Transfer agent fees	52,866	38,275	26,932
Trustees fees and related expenses (Note 5)	4,155	12,435	140
Miscellaneous	15,536	21,097	7,970

Total expenses	3,367,699	9,607,094	260,528
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(477,122)	(725,114)	(171,846)

Net expenses	2,890,577	8,881,980	88,682

Net investment income (loss)	7,947,359	14,183,633	128,603

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)	22,927,455	33,854,756	(255,380)
Realized gain distributions from affiliated issuers (Note 10)	645	5,460	20
Foreign currency, forward contracts and foreign currency related transactions	(710,288)	(2,666,372)	(883)

Net realized gain (loss)	22,217,812	31,193,844	(256,243)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(53,710,279)	(119,593,435)	104,611
Foreign currency, forward contracts and foreign currency related transactions	532,052	2,413,325	212

Net unrealized gain (loss)	(53,178,227)	(117,180,110)	104,823

Net realized and unrealized gain (loss)	(30,960,415)	(85,986,266)	(151,420)

Net increase (decrease) in net assets resulting from operations	$(23,013,056)	$(71,802,633)	$(22,817)

(a) Withholding tax:	$1,158,081	$2,078,728	$16,297

22	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Foreign Fund		Foreign Small Companies Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,947,359	$11,330,786	$14,183,633	$14,944,032
Net realized gain (loss)	22,217,812	46,105,629	31,193,844	63,381,690
Change in net unrealized appreciation (depreciation)	(53,178,227)	24,141,352	(117,180,110)	149,168,191

Net increase (decrease) in net assets from operations	(23,013,056)	81,577,767	(71,802,633)	227,493,913

Distributions to shareholders from:
Net investment income
Class II	(4,189,621)	(4,317,546)	—	—
Class III	(5,769,597)	(5,037,353)	(3,190,129)	(10,018,006)
Class IV	(1,038,270)	(2,016,945)	(12,821,408)	(18,733,305)

Total distributions from net investment income	(10,997,488)	(11,371,844)	(16,011,537)	(28,751,311)

Net realized gains
Class II	(4,197,890)	—	—	—
Class III	(5,739,400)	—	(8,625,536)	(10,476,372)
Class IV	(744,620)	—	(33,651,150)	(20,674,691)

Total distributions from net realized gains	(10,681,910)	—	(42,276,686)	(31,151,063)

Net share transactions (Note 9):
Class II	(38,714,143)	(79,234,024)	—	—
Class III	(23,097,990)	(56,082,531)	144,740,345	(141,559,808)
Class IV	(38,345,928)	(33,049,306)	11,636,123	275,515,291

Increase (decrease) in net assets resulting from net share transactions	(100,158,061)	(168,365,861)	156,376,468	133,955,483

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	117,931	84,607
Class IV	—	—	448,040	127,735

Increase in net assets resulting from purchase premiums and redemption fees	—	—	565,971	212,342

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(100,158,061)	(168,365,861)	156,942,439	134,167,825

Total increase (decrease) in net assets	(144,850,515)	(98,159,938)	26,851,583	301,759,364

Net assets:
Beginning of period	430,145,474	528,305,412	1,087,776,494	786,017,130

End of period	$285,294,959	$430,145,474	$1,114,628,077	$1,087,776,494

Accumulated undistributed net investment income	$—	$3,376,798	$—	$—

Distributions in excess of net investment income	$(131,579)	$—	$(8,614,623)	$(8,216,961)

See accompanying notes to the financial statements.	23

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Focused Equity Fund
	Year Ended February 28,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$128,603	$98,871
Net realized gain (loss)	(256,243)	2,717,931
Change in net unrealized appreciation (depreciation)	104,823	(358,283)

Net increase (decrease) in net assets from operations	(22,817)	2,458,519

Distributions to shareholders from:
Net investment income
Class III	(146,455)	(141,464)

Net realized gains
Class III	(1,526,500)	(1,521,176)

Net share transactions (Note 9):
Class III	1,319,318	2,068,619

Total increase (decrease) in net assets	(376,454)	2,864,498

Net assets:
Beginning of period	11,575,842	8,711,344

End of period	$11,199,388	$11,575,842

Accumulated undistributed net investment income	$352	$17,139

Distributions in excess of net investment income	$—	$—

24	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN FUND

	Class II Shares										Class III Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2015		2014		2013		2012		2011		2015		2014		2013		2012		2011
Net asset value, beginning of period	$13.58		$11.57		$11.21		$12.88		$11.07		$13.66		$11.64		$11.27		$12.95		$11.13

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.26		0.30		0.29		0.31		0.24		0.26		0.32		0.30		0.34		0.24
Net realized and unrealized gain (loss)	(0.93)		2.04		0.43		(1.43)		1.79		(0.92)		2.04		0.44		(1.47)		1.81

Total from investment operations	(0.67)		2.34		0.72		(1.12)		2.03		(0.66)		2.36		0.74		(1.13)		2.05

Less distributions to shareholders:
From net investment income	(0.39)		(0.33)		(0.36)		(0.55)		(0.22)		(0.40)		(0.34)		(0.37)		(0.55)		(0.23)
From net realized gains	(0.40)		—		—		—		—		(0.40)		—		—		—		—

Total distributions	(0.79)		(0.33)		(0.36)		(0.55)		(0.22)		(0.80)		(0.34)		(0.37)		(0.55)		(0.23)

Net asset value, end of period	$12.12		$13.58		$11.57		$11.21		$12.88		$12.20		$13.66		$11.64		$11.27		$12.95

Total Return(b)	(4.75)%		20.39%		6.65%		(8.38)%		18.71%		(4.64)%		20.42%		6.75%		(8.36)%		18.80%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$108,343		$165,028		$217,052		$259,270		$417,685		$152,047		$197,489		$222,262		$403,157		$1,440,952
Net expenses to average daily net assets	0.83	%(c)	0.83	%(c)(d)	0.84	%(c)(d)	0.82	%(d)	0.82	%(d)	0.76	%(c)	0.76	%(c)(d)	0.77	%(c)(d)	0.75	%(d)	0.75	%(d)
Net investment income (loss) to average daily net assets	2.04%		2.37%		2.65%		2.71%		2.09%		2.02%		2.53%		2.78%		2.89%		2.08%
Portfolio turnover rate	113%		98%		91%		58%		55%		113%		98%		91%		58%		55%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.13%		0.11%		0.07%		0.07%		0.06%		0.13%		0.12%		0.07%		0.08%		0.06%

	Class IV Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$14.00		$11.92		$11.55		$13.25		$11.39

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40		0.35		0.33		0.33		0.25
Net realized and unrealized gain (loss)	(1.07)		2.08		0.42		(1.46)		1.85

Total from investment operations	(0.67)		2.43		0.75		(1.13)		2.10

Less distributions to shareholders:
From net investment income	(0.40)		(0.35)		(0.38)		(0.57)		(0.24)
From net realized gains	(0.40)		—		—		—		—

Total distributions	(0.80)		(0.35)		(0.38)		(0.57)		(0.24)

Net asset value, end of period	$12.53		$14.00		$11.92		$11.55		$13.25

Total Return(b)	(4.59)%		20.54%		6.68%		(8.21)%		18.80%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$24,905		$67,628		$88,992		$391,421		$833,582
Net expenses to average daily net assets	0.70	%(c)	0.70	%(c)(d)	0.70	%(c)(d)	0.69	%(d)	0.69	%(d)
Net investment income (loss) to average daily net assets	2.96%		2.71%		3.02%		2.74%		2.10%
Portfolio turnover rate	113%		98%		91%		58%		55%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.13%		0.11%		0.07%		0.07%		0.06%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	25

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN SMALL COMPANIES FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2015		2014		2013		2012		2011		2015		2014		2013		2012		2011
Net asset value, beginning of period	$17.29		$14.40		$12.91		$14.22		$10.74		$17.25		$14.37		$12.90		$14.20		$10.73

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.20		0.27		0.23		0.19		0.14		0.21		0.25		0.12		0.17		0.13
Net realized and unrealized gain (loss)	(1.34)		3.62		1.43		(1.27	)(b)	3.47		(1.34)		3.64		1.54		(1.23	)(b)	3.47

Total from investment operations	(1.14)		3.89		1.66		(1.08)		3.61		(1.13)		3.89		1.66		(1.06)		3.60

Less distributions to shareholders:
From net investment income	(0.23)		(0.48)		(0.17)		(0.23)		(0.13)		(0.23)		(0.49)		(0.19)		(0.24)		(0.13)
From net realized gains	(0.61)		(0.52)		—		—		—		(0.61)		(0.52)		—		—		—

Total distributions	(0.84)		(1.00)		(0.17)		(0.23)		(0.13)		(0.84)		(1.01)		(0.19)		(0.24)		(0.13)

Net asset value, end of period	$15.31		$17.29		$14.40		$12.91		$14.22		$15.28		$17.25		$14.37		$12.90		$14.20

Total Return(c)	(6.34)%		27.54%		12.93%		(7.45)%		33.67%		(6.25)%		27.61%		12.96%		(7.33)%		33.67%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$353,778		$236,393		$314,389		$483,122		$398,648		$760,850		$851,384		$471,628		$71,373		$147,131
Net expenses to average daily net assets	0.85	%(d)	0.86	%(d)(e)	0.85	%(d)(e)	0.86	%(e)	0.85	%(e)	0.80	%(d)	0.81	%(d)(e)	0.80	%(d)(e)	0.81	%(e)	0.80	%(e)
Net investment income (loss) to average daily net assets	1.26%		1.73%		1.83%		1.43%		1.15%		1.32%		1.56%		0.90%		1.34%		1.07%
Portfolio turnover rate	58%		57%		56%		46%		61%		58%		57%		56%		46%		61%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%		0.07%		0.09%		0.10%		0.14%		0.07%		0.07%		0.10%		0.10%		0.14%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.00	(f)	$0.02		$0.00	(f)	$0.01		$0.01		$0.00	(f)	$0.01		$0.01		$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL FOCUSED EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2015		2014		2013		2012(a)
Net asset value, beginning of period	$25.82		$23.67		$21.99		$20.00

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.27		0.26		0.31		0.03
Net realized and unrealized gain (loss)	(0.17)		6.19		1.90		1.96

Total from investment operations	0.10		6.45		2.21		1.99

Less distributions to shareholders:
From net investment income	(0.30)		(0.37)		(0.28)		—
From net realized gains	(3.48)		(3.93)		(0.25)		—

Total distributions	(3.78)		(4.30)		(0.53)		—

Net asset value, end of period	$22.14		$25.82		$23.67		$21.99

Total Return(c)	(0.14)%		28.89%		10.35%		9.95	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,199		$11,576		$8,711		$4,634
Net expenses to average daily net assets	0.79	%(e)	0.78	%(d)(e)	0.83	%(e)	0.84	%*
Net investment income (loss) to average daily net assets	1.14%		1.00%		1.42%		0.56	%*
Portfolio turnover rate	85%		225%		103%		18	%††**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	1.52%		1.75%		2.38%		8.66	%*
(a)	Period from December 1, 2011 (commencement of operations) through February 29, 2012.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from December 1, 2011 through February 29, 2012.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	27

GMO Trust Funds

Notes to Financial Statements

February 28, 2015

1.	Organization

Each of Foreign Fund, Foreign Small Companies Fund, and Global Focused Equity Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Foreign Fund	MSCI EAFE Index	Total return in excess of benchmark
Foreign Small Companies Fund	S&P Developed ex-U.S. Small Cap Index	Total return in excess of benchmark
Global Focused Equity Fund	Not Applicable	Total return

Foreign Small Companies Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2015, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2015. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2015 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	—	95%
Foreign Small Companies Fund	—	93%
Global Focused Equity Fund	—	41%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2015, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2015.

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$12,599,884	$—	$12,599,884
Belgium	—	4,266,304	—	4,266,304
China	—	4,014,593	—	4,014,593
Finland	—	2,752,801	—	2,752,801
France	—	37,462,169	—	37,462,169
Germany	—	29,024,918	—	29,024,918
Hong Kong	—	5,074,640	—	5,074,640
India	2,188,196	—	—	2,188,196
Italy	—	26,675,061	—	26,675,061
Japan	—	62,431,725	—	62,431,725
Mexico	3,234,542	—	—	3,234,542
Portugal	—	1,483,988	—	1,483,988
South Korea	—	6,477,956	—	6,477,956
Spain	—	14,926,286	—	14,926,286
Sweden	—	1,512,325	—	1,512,325
Switzerland	—	7,818,679	—	7,818,679
Taiwan	—	3,435,177	—	3,435,177
United Kingdom	—	49,753,606	—	49,753,606

TOTAL COMMON STOCKS	5,422,738	269,710,112	—	275,132,850

Preferred Stocks
South Korea	—	862,967	—	862,967

TOTAL PREFERRED STOCKS	—	862,967	—	862,967

Rights/Warrants
France	503,768	—	—	503,768

TOTAL RIGHTS/WARRANTS	503,768	—	—	503,768

Mutual Funds
United States	10,161,974	—	—	10,161,974

TOTAL MUTUAL FUNDS	10,161,974	—	—	10,161,974

Total Short-Term Investments	720,443	—	—	720,443

Total Investments	16,808,923	270,573,079	—	287,382,002

Derivatives*
Forward Contracts
Foreign Currency Risk	—	608,570	—	608,570

Total	$16,808,923	$271,181,649	$—	$287,990,572

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$62,525,432	$—	$62,525,432
Canada	33,761,419	—	—	33,761,419
France	—	194,101,889	—	194,101,889
Germany	—	73,036,567	—	73,036,567
Hong Kong	—	10,971,072	—	10,971,072
India	—	10,908,699	—	10,908,699
Ireland	—	4,942,795	—	4,942,795

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Italy	$—	$118,182,016	$—	$118,182,016
Japan	—	235,078,054	—	235,078,054
Mexico	17,039,669	—	—	17,039,669
Netherlands	—	11,644,071	—	11,644,071
New Zealand	—	6,640,961	—	6,640,961
Norway	—	4,888,448	—	4,888,448
Portugal	—	8,111,537	—	8,111,537
South Korea	—	9,411,194	—	9,411,194
Sweden	—	23,728,942	—	23,728,942
Switzerland	—	62,489,174	—	62,489,174
Taiwan	—	2,481,679	—	2,481,679
Thailand	—	7,799,197	—	7,799,197
Turkey	—	5,737,590	—	5,737,590
United Kingdom	—	164,848,385	—	164,848,385

TOTAL COMMON STOCKS	50,801,088	1,017,527,702	—	1,068,328,790

Preferred Stocks
Brazil	—	13,842,790	—	13,842,790

TOTAL PREFERRED STOCKS	—	13,842,790	—	13,842,790

Mutual Funds
United States	54,564,885	—	—	54,564,885

TOTAL MUTUAL FUNDS	54,564,885	—	—	54,564,885

Short-Term Investments	9,703,441	—	—	9,703,441

Total Investments	115,069,414	1,031,370,492	—	1,146,439,906

Derivatives*
Forward Contracts
Foreign Currency Risk	—	2,441,735	—	2,441,735

Total	$115,069,414	$1,033,812,227	$—	$1,148,881,641

Global Focused Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$731,782	$—	$731,782
Canada	356,498	—	—	356,498
China	—	197,327	—	197,327
France	—	504,414	—	504,414
Germany	—	404,758	—	404,758
Italy	—	466,736	—	466,736
Japan	—	839,944	—	839,944
Mexico	243,703	—	—	243,703
South Korea	—	195,415	—	195,415
Spain	—	198,285	—	198,285
United Kingdom	—	1,044,095	—	1,044,095
United States	5,686,682	—	—	5,686,682

TOTAL COMMON STOCKS	$6,286,883	$4,582,756	$—	$10,869,639

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Global Focused Equity Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$492,358	$—	$—	$492,358

TOTAL MUTUAL FUNDS	492,358	—	—	492,358

Short-Term Investments	54,730	—	—	54,730

Total Investments	6,833,971	4,582,756	—	11,416,727

Total	$6,833,971	$4,582,756	$—	$11,416,727

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2015, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Foreign Fund
Common Stocks
Russia	$506,711	$—	$(803,460)	$—	$(12,099)	$308,848	$—	$—	$—	$—
Preferred Stocks
United Kingdom	—	48,645	(54,838)	—	6,193	—	—	—	—	—

Total	$506,711	$48,645	$(858,298)	$—	$(5,906)	$308,848	$—	$—	$—	$—

Foreign Small Companies Fund
Common Stocks
Russia	$1,174,571	$—	$(1,892,633)	$—	$—	$718,062	$—	$—	$—	$—
Rights/Warrants
South Korea	—	378,280	(155,024)	—	(223,256)	—	—	—	—	—

Total	$1,174,571	$378,280	$(2,047,657)	$—	$(223,256)	$718,062	$—	$—	$—	$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund intends to distribute net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2015, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Difference related to:	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Capital loss carry forwards	X	X	X
Dividend income and withholding tax reclaim reserves	X
Foreign currency transactions	X	X
Late-year ordinary losses			X
Losses on wash sale transactions	X	X
Passive foreign investment company transactions	X	X	X
Post-October capital losses	X	X	X
Derivative contract transactions	X	X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2015			Tax year ended February 28, 2014

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Foreign Fund	11,020,979	10,658,419	21,679,398	11,371,844	—	11,371,844
Foreign Small Companies Fund	19,279,874	39,008,348	58,288,222	31,902,292	28,000,082	59,902,374
Global Focused Equity Fund	1,010,502	662,453	1,672,955	1,194,110	468,530	1,662,640

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2015, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post- October Capital Losses ($)
Foreign Fund	696,766	—	(42,289,674)	(8,518,974)
Foreign Small Companies Fund	—	(122,926)	—	(4,948,238)
Global Focused Equity Fund	11,178	(7,583)	(112,635)	(145,160)

As of February 28, 2015, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2015, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)		Total Short- Term ($)	Long- Term ($)
Fund Name	Expiration Date 2/28/2018	No Expiration Date		No Expiration Date
Foreign Fund	(42,289,674)	—	(42,289,674)	—
Foreign Small Companies Fund	—	—	—	—
Global Focused Equity Fund	—	(112,635)	(112,635)	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

As of February 28, 2015, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	282,655,964	19,181,545	(14,455,507)	4,726,038
Foreign Small Companies Fund	1,024,676,667	181,325,414	(59,562,175)	121,763,239
Global Focused Equity Fund	10,947,959	875,448	(406,680)	468,768

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Earnings allowances are reported as a reduction of expenses in the Statement of Operations. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2015, the premium on cash purchases and the fee on cash redemptions were as follows:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Purchase Premium	—	0.50%	—
Redemption Fee	—	0.50%	—

Recently-issued accounting guidance

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. GMO is evaluating the impact, if any, of this guidance on the Funds’ financial statements.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Market Risk – Equities	X	X	X
Illiquidity Risk	X	X	X
Smaller Company Risk	X	X	X
Derivatives Risk	X	X	X
Non-U.S. Investment Risk	X	X	X
Currency Risk	X	X	X
Focused Investment Risk	X	X	X
Leveraging Risk	X	X	X
Counterparty Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Large Shareholder Risk	X	X	X
Management and Operational Risk	X	X	X
Non-Diversified Funds	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying Funds in which it invests are exposed, as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and certain refunds may not be reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Foreign Fund
•	Global Focused Equity Fund

Temporary Defensive Positions.

Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political, or other conditions.

Foreign Fund and Foreign Small Companies Fund normally do not take temporary defensive positions. Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents if deemed prudent by GMO. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged).

44

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2015, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. A “quanto” option combines an index option and a foreign currency barrier element on exercise date. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2015 and the Statements of Operations for the year ended February 28, 2015^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$503,768	$—	$—	$—	$503,768
Unrealized Appreciation on Forward Currency Contracts	—	—	608,570	—	—	608,570

Total	$—	$503,768	$608,570	$—	$—	$1,112,338

Derivatives not subject to Master Agreements	$—	$503,768	$—	$—	$—	$503,768

Total subject to Master Agreements	$—	$—	$608,570	$—	$—	$608,570

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(39,295)	$—	$—	$—	$(39,295)
Forward Currency Contracts	—	—	(625,863)	—	—	(625,863)

Total	$—	$(39,295)	$(625,863)	$—	$—	$(665,158)

Change in Net Unrealized Appreciation (Depreciation):
Investments (rights and/or warrants)	$—	$251,157	$—	$—	$—	$251,157
Forward Currency Contracts	—	—	608,570	—	—	608,570

Total	$—	$251,157	$608,570	$—	$—	$859,727

Foreign Small Companies Fund
Assets:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$2,441,735	$—	$—	$2,441,735

Total	$—	$—	$2,441,735	$—	$—	$2,441,735

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$2,441,735	$—	$—	$2,441,735

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$1,922,543	$—	$—	$—	$1,922,543
Forward Currency Contracts	—	—	(2,156,508)	—	—	(2,156,508)

Total	$—	$1,922,543	$(2,156,508)	$—	$—	$(233,965)

Change in Net Unrealized Appreciation (Depreciation):
Forward Currency Contracts	$—	$—	$2,441,735	$—	$—	$2,441,735

Total	$—	$—	$2,441,735	$—	$—	$2,441,735

Global Focused Equity Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$8	$—	$—	$—	$8

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2015, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2015:

Foreign Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$153,055	$—	$—	$153,055
Morgan Stanley & Co. International PLC	455,515	—	—	455,515

Total	$608,570	$—	$—	$608,570

Foreign Small Companies Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$614,095	$—	$—	$614,095
Morgan Stanley & Co. International PLC	1,827,640	—	—	1,827,640

Total	$2,441,735	$—	$—	$2,441,735

The average derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the year ended February 28, 2015.

Fund Name	Forward Currency Contracts ($)	Rights and/or Warrants ($)
Foreign Fund	5,218,032	362,284
Foreign Small Companies Fund	19,897,740	542,379
Global Focused Equity Fund	—	175

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Management Fee	0.60%	0.70%	0.60%

In addition, each class of shares of the Funds pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV
Foreign Fund	0.22%	0.15%	0.09%
Foreign Small Companies Fund		0.15%	0.10%
Global Focused Equity Fund		0.15%	0.10%	*

*	Class is offered but has no shareholders as of February 28, 2015.

For each Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2015 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2015 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Foreign Fund	4,155	457
Foreign Small Companies Fund	12,435	1,460
Global Focused Equity Fund	140	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2015, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expense
Foreign Fund	< 0.001%	0.000%	0.000%	< 0.001%
Foreign Small Companies Fund	< 0.001%	0.000%	0.000%	< 0.001%
Global Focused Equity Fund	< 0.001%	0.000%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2015 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Foreign Fund	—	418,912,454	—	528,098,153
Foreign Small Companies Fund	—	772,855,097	—	635,108,268
Global Focused Equity Fund	—	9,651,496	—	9,759,288

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2015

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Foreign Fund	4	64.09%	0.04%	—
Foreign Small Companies Fund	4	71.83%	< 0.01%	—
Global Focused Equity Fund	3	83.72%	79.10%	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Foreign Fund
Class II:
Shares sold	1,457,951	$17,595,139	195,581	$2,429,297
Shares issued to shareholders in reinvestment of distributions	713,878	8,379,780	315,691	4,096,590
Shares repurchased	(5,389,171)	(64,689,062)	(7,118,529)	(85,759,911)

Net increase (decrease)	(3,217,342)	$(38,714,143)	(6,607,257)	$(79,234,024)

Class III:
Shares sold	1,049,372	$13,639,351	2,121,046	$27,097,422
Shares issued to shareholders in reinvestment of distributions	802,075	9,405,521	252,804	3,245,210
Shares repurchased	(3,845,644)	(46,142,862)	(7,013,234)	(86,425,163)

Net increase (decrease)	(1,994,197)	$(23,097,990)	(4,639,384)	$(56,082,531)

Class IV:
Shares sold	41,237	$574,664	3,363	$45,401
Shares issued to shareholders in reinvestment of distributions	122,583	1,485,170	54,180	721,148
Shares repurchased	(3,007,083)	(40,405,762)	(2,691,337)	(33,815,855)

Net increase (decrease)	(2,843,263)	$(38,345,928)	(2,633,794)	$(33,049,306)

Foreign Small Companies Fund
Class III:
Shares sold	10,223,490	$157,193,980	4,850,085	$77,633,412
Shares issued to shareholders in reinvestment of distributions	807,024	11,815,666	1,270,138	20,494,378
Shares repurchased	(1,594,802)	(24,269,301)	(14,284,730)	(239,687,598)
Purchase premiums	—	110,884	—	82,801
Redemption fees	—	7,047	—	1,806

Net increase (decrease)	9,435,712	$144,858,276	(8,164,507)	$(141,475,201)

Class IV:
Shares sold	5,942,278	$97,043,173	14,308,861	$239,643,307
Shares issued to shareholders in reinvestment of distributions	3,094,969	45,266,347	2,273,077	36,737,409
Shares repurchased	(8,574,898)	(130,673,397)	(55,226)	(865,425)
Purchase premiums	—	421,669	—	124,541
Redemption fees	—	26,371	—	3,194

Net increase (decrease)	462,349	$12,084,163	16,526,712	$275,643,026

Global Focused Equity Fund
Class III:
Shares sold	4,430	$99,534	127,931	$3,309,754
Shares issued to shareholders in reinvestment of distributions	72,173	1,672,955	67,890	1,662,640
Shares repurchased	(18,976)	(453,171)	(115,513)	(2,903,775)

Net increase (decrease)	57,627	$1,319,318	80,308	$2,068,619

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$7,770,349	$108,596,350	$106,204,725	$3,646	$645	$10,161,974

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$19,920,782	$242,011,003	$207,366,900	$13,618	$5,460	$54,564,885

Global Focused Equity Fund
GMO U.S. Treasury Fund	$210,013	$2,094,064	$1,811,719	$122	$20	$492,358

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO Global Focused Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO Global Focused Equity Fund (collectively, the “Funds”) at February 28, 2015, the results of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

GMO Trust Funds

Fund Expenses

February 28, 2015 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six-month period ended February 28, 2015.

As a shareholder of the Funds, you may in incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2014 through February 28, 2015.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Annualized Expense Ratio
Foreign Fund
Class II	$1,000.00	$979.20	$4.07	$1,000.00	$1,020.68	$4.16	0.83%
Class III	$1,000.00	$979.80	$3.73	$1,000.00	$1,021.03	$3.81	0.76%
Class IV	$1,000.00	$980.30	$3.44	$1,000.00	$1,021.32	$3.51	0.70%
Foreign Small Companies Fund
Class III	$1,000.00	$968.60	$4.15	$1,000.00	$1,020.58	$4.26	0.85%
Class IV	$1,000.00	$969.50	$3.91	$1,000.00	$1,020.83	$4.01	0.80%
Global Focused Equity Fund
Class III	$1,000.00	$954.90	$3.68	$1,000.00	$1,021.03	$3.81	0.76%

*	Expenses are calculated using each class’s annualized net expense ratio for the six months ended February 28, 2015, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2015 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2015:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Foreign Fund	—	100.00%	—	10,658,419	1,158,081	11,994,417
Foreign Small Companies Fund	—	100.00%	3,228,327	39,008,348	2,068,414	25,187,435
Global Focused Equity Fund	4.90%	21.00%	864,004	662,453	—	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments as if incurred directly by the Funds’ shareholders.

In early 2016, the Funds will notify applicable shareholders of amounts for use in preparing 2015 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2015. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:
Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	39	Director, BeiGene Ltd. (biotech research).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	39	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present).	39	Trustee of HIMCO Variable Insurance Trust (27 Portfolios); Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).	51	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Brian Kadehjian DOB: 09/16/1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Craig Parker DOB: 01/21/1982	Assistant Treasurer	Since February 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2010 – present); Senior Associate, PricewaterhouseCoopers LLP (September 2009 – October 2010).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kelly Hollister DOB: 03/29/1988	Anti-Money Laundering Officer	Since November 2014.	Compliance Associate, Grantham, Mayo, Van Otterloo & Co. LLC (May 2012 – present).

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Messrs. Kittredge and Parker, also serves as an officer of GMO Series Trust.

GMO Trust

Annual Report

February 28, 2015

Developed World Stock Fund

International Equity Fund

International Large/Mid Cap Equity Fund

International Small Companies Fund

Quality Fund

Resources Fund

Risk Premium Fund

Tax-Managed International Equities Fund

U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Developed World Stock Fund returned +5.60% for the fiscal year ended February 28, 2015, as compared with +7.87% for the MSCI World Index.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning U.S. quality stocks.

Among countries, having an overweight in France was the largest detractor from relative performance, followed by an underweight in the U.S. Underweights in Australia and Canada had a positive impact.

Sector allocation was positive, driven by an underweight in Financials and an overweight in Information Technology, which more than offset the negative allocation impact from being overweight Energy.

Top stock contributions came from overweight positions in U.S. internet retail company Amazon, U.S. health care provider Express Scripts, and U.S. technology company Cisco Systems. Detractors included French energy company Total SA, Russian energy company Lukoil, and German chemical company BASF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Developed World Stock Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Developed World Stock Fund Class III Shares and the MSCI World Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability

3

GMO Developed World Stock Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.9%
Preferred Stocks	2.1
Mutual Funds	1.4
Short-Term Investments	0.1
Rights/Warrants	0.0	^
Other	(0.5)

	100.0%

Country Summary**	% of Investments
United States	42.4%
United Kingdom	10.4
France	9.4
Japan	8.2
Germany	7.0
Russia	3.0
Spain	2.9
Italy	2.6
China	2.3
South Korea	2.0
Canada	1.3
Switzerland	1.3
Netherlands	1.0
Sweden	1.0
Norway	0.7
Taiwan	0.6
Brazil	0.5
Finland	0.5
Belgium	0.4
Denmark	0.4
Israel	0.4
Ireland	0.3
Austria	0.2
Portugal	0.2
South Africa	0.2
Thailand	0.2
Australia	0.1
Czech Republic	0.1
Indonesia	0.1
Mexico	0.1
Poland	0.1
Turkey	0.1
Egypt	0.0	^
Hungary	0.0	^
Peru	0.0	^
Philippines	0.0	^

	100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments***
Energy	13.4%
Food, Beverage & Tobacco	8.6
Telecommunication Services	7.7
Health Care Equipment & Services	7.6
Technology Hardware & Equipment	7.4
Capital Goods	7.4
Software & Services	7.4
Pharmaceuticals, Biotechnology & Life Sciences	6.5
Retailing	6.2
Automobiles & Components	6.1
Utilities	4.8
Materials	3.8
Food & Staples Retailing	2.5
Banks	2.3
Household & Personal Products	2.3
Insurance	1.4
Media	1.2
Consumer Durables & Apparel	1.1
Transportation	1.0
Diversified Financials	0.7
Consumer Services	0.3
Semiconductors & Semiconductor Equipment	0.3
Commercial & Professional Services	0.0	^
Real Estate	0.0	^

	100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

4

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Australia — 0.1%
16,476	Woodside Petroleum Ltd	452,228

	Austria — 0.2%
19,400	OMV AG	558,060
10,470	Voestalpine AG	408,767

	Total Austria	966,827

	Belgium — 0.4%
13,782	Belgacom SA	517,650
10,221	Delhaize Group	917,695
1,931	Solvay SA	286,554

	Total Belgium	1,721,899

	Brazil — 0.2%
37,500	Banco do Brasil SA	314,793
2,800	Companhia de Saneamento Basico do Estado de Sao Paulo	16,708
30,500	Companhia Siderurgica Nacional SA Sponsored ADR	54,290
17,600	EDP-Energias Do Brasil SA	55,858
5,400	Equatorial Energia SA	52,753
15,700	Klabin SA	88,547
10,800	Light SA	53,139
6,025	Raia Drogasil SA	60,618
27,100	Tim Participacoes SA	114,064
5,200	Tractebel Energia SA	61,241
9,500	Transmissora Alianca de Energia Eletrica SA	70,105

	Total Brazil	942,116

	Canada — 1.3%
26,700	Canadian Natural Resources Ltd	776,587
22,300	Catamaran Corp *	1,113,885
13,000	Cenovus Energy Inc	224,310
31,200	Suncor Energy Inc	936,674
13,212	Valeant Pharmaceuticals International Inc *	2,609,106

	Total Canada	5,660,562

	China — 2.3%
627,000	Agricultural Bank of China Ltd – Class H	311,155
1,538,000	Bank of China Ltd	886,506
34,000	Brilliance China Automotive Holdings Ltd	66,825
293,000	China Communications Construction Co Ltd	358,659
246,000	China Communications Services Corp Ltd	113,222
1,117,000	China Construction Bank Corp	930,145
36,000	China Everbright Ltd	88,279
258,000	China Mobile Ltd	3,511,068
800	China Mobile Ltd Sponsored ADR	54,200
764,000	China Petroleum & Chemical Corp	639,517

Shares	Description	Value ($)
	China — continued
42,000	China Railway Construction Corp Ltd	51,162
148,000	China Railway Group Ltd	119,480
156,500	China Shenhua Energy Co Ltd	410,686
429,060	China Telecom Corp Ltd	277,392
707,000	CNOOC Ltd	1,011,506
70,000	Dongfeng Motor Group Co Ltd – Class H	111,224
1,175,000	Industrial and Commercial Bank of China	863,172
276,000	PetroChina Co Ltd	321,412
34,000	PICC Property & Casualty Co Ltd – Class H	73,011
52,000	Yanzhou Coal Mining Co Ltd	42,876

	Total China	10,241,497

	Czech Republic — 0.1%
18,878	CEZ AS	476,365

	Denmark — 0.4%
540	AP Moeller – Maersk A/S – Class B	1,241,368
81	AP Moller – Maersk A/S – Class A	179,792
3,739	Carlsberg A/S	319,643
30,819	TDC A/S	243,487

	Total Denmark	1,984,290

	Egypt — 0.0%
34,159	Telecom Egypt Co	52,062

	Finland — 0.5%
24,475	Fortum Oyj	556,768
123,466	Nokia Oyj	992,195
28,051	UPM – Kymmene Oyj	526,213

	Total Finland	2,075,176

	France — 9.3%
58,504	ArcelorMittal	639,133
31,466	AXA	797,205
20,436	Bouygues SA	809,312
20,812	Carrefour SA	687,708
4,860	Casino Guichard Perrachon SA	456,681
1,758	Christian Dior SA	340,051
14,611	Cie Generale des Etablissements Michelin – Class B	1,402,750
25,387	CNP Assurances	420,340
32,459	Compagnie de Saint-Gobain	1,457,822
48,580	Credit Agricole SA	681,576
4,083	Danone SA	284,272
15,962	Electricite de France	440,481
119,173	GDF Suez	2,644,236
173	Hermes International	55,733
1,587	LVMH Moet Hennessy Louis Vuitton SA	290,173
187,631	Orange SA	3,422,091
2,804	Pernod-Ricard SA	331,781

See accompanying notes to the financial statements.	5

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	France — continued
38,034	Peugeot SA *	635,376
2,150	Publicis Groupe SA	175,139
39,098	Renault SA	3,749,283
13,690	Rexel SA	267,139
49,826	Sanofi	4,873,400
21,563	Schneider Electric SA	1,732,576
10,341	Suez Environnement Co	184,177
175,409	Total SA	9,423,793
6,303	Vallourec SA	148,269
25,748	Veolia Environnement SA	501,116
32,106	Vinci SA	1,900,605
121,795	Vivendi SA	2,965,159

	Total France	41,717,377

	Germany — 6.1%
3,880	Allianz SE (Registered)	649,716
57,769	BASF SE	5,535,395
17,473	Bayerische Motoren Werke AG	2,208,481
1,135	Bilfinger SE	67,561
37,935	Daimler AG (Registered)	3,674,488
20,362	Deutsche Lufthansa AG (Registered)	298,130
152,088	Deutsche Telekom AG	2,839,807
198,897	E.ON AG	3,215,895
6,112	Fresenius SE & Co KGaA	350,242
6,277	Fresenius Medical Care AG & Co	513,781
5,868	Hannover Rueck SE	566,173
3,231	HeidelbergCement AG	257,217
14,892	K+S AG (Registered)	480,649
11,711	Metro AG	391,741
5,522	Muenchener Rueckversicherungs AG (Registered)	1,146,156
8,736	ProSiebenSat.1 Media AG	428,677
59,763	RWE AG	1,670,885
18,377	Siemens AG	2,054,245
9,349	Suedzucker AG	142,099
2,988	Volkswagen AG	740,549

	Total Germany	27,231,887

	Hungary — 0.0%
43,906	Magyar Telekom Telecommunications Plc *	62,095

	Indonesia — 0.1%
296,900	Astra International Tbk PT	180,080
381,400	Telekomunikasi Indonesia Persero Tbk PT	86,483
4,200	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	189,420

	Total Indonesia	455,983

	Ireland — 0.3%
40,412	CRH Plc	1,144,236

Shares	Description	Value ($)
	Israel — 0.4%
20,700	Check Point Software Technologies Ltd *	1,728,243

	Italy — 2.6%
632,749	Enel SPA	2,916,820
196,575	ENI SPA	3,664,064
66,944	Fiat Chrysler Automobiles NV *	1,033,446
71,615	Finmeccanica SPA *	867,251
110,509	Mediaset SPA *	509,092
47,838	Snam Rete Gas SPA	242,102
1,295,989	Telecom Italia SPA *	1,548,831
759,159	Telecom Italia SPA-Di RISP	744,928

	Total Italy	11,526,534

	Japan — 8.1%
30,100	Aeon Co Ltd	322,378
26,000	Asahi Kasei Corp	268,756
3,100	Asatsu-DK Inc	84,809
9,200	Bridgestone Corp	352,920
32,100	Canon Inc	1,044,073
5,300	Central Japan Railway Co	986,165
15,000	FujiFilm Holdings Corp	516,460
57,300	Honda Motor Co Ltd	1,895,211
38,500	Inpex Corp	455,067
1,500	Isuzu Motors Ltd	21,819
115,400	Itochu Corp	1,292,424
104,700	Japan Tobacco, Inc.	3,304,968
30,700	JFE Holdings Inc	768,028
49,000	Kawasaki Kisen Kaisha Ltd	149,337
17,400	KDDI Corp.	1,207,585
600	Komatsu Ltd	12,499
49,500	Kyocera Corp	2,504,452
127,400	Marubeni Corp	783,316
74,300	Mitsubishi Chemical Holdings Corp	414,211
78,900	Mitsubishi Corp	1,576,716
171,200	Mitsubishi UFJ Financial Group Inc	1,115,018
107,400	Mitsui & Co Ltd	1,493,321
64,000	Mitsui OSK Lines Ltd	228,909
35,100	Nippon Telegraph & Telephone Corp	2,187,727
149,000	Nippon Yusen Kabushiki Kaisha	447,455
584,100	Nissan Motor Co Ltd	6,153,698
93,400	NTT Docomo, Inc.	1,660,581
31,800	Ricoh Co Ltd	316,040
20,000	Sekisui House Ltd	269,324
264,500	Sojitz Corp	404,639
86,500	Sumitomo Corp	951,480
28,000	Sumitomo Metal Mining Co Ltd	442,482
15,400	Sumitomo Mitsui Financial Group Inc	613,591
20,100	Takeda Pharmaceutical Co., Ltd	1,029,459
24,500	Toyota Tsusho Corp	679,262
92,100	Yamada Denki Co Ltd	399,853

	Total Japan	36,354,033

6	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Mexico — 0.1%
220,100	America Movil SAB de CV – Class L	235,619

	Netherlands — 1.0%
58,736	Aegon NV	454,362
4,443	Heineken NV	346,450
75,318	Koninklijke Ahold NV	1,411,488
2,431	Koninklijke DSM NV	135,523
300,709	Koninklijke KPN NV	1,024,958
27,699	Unilever NV	1,203,764

	Total Netherlands	4,576,545

	Norway — 0.7%
93,299	Statoil ASA	1,752,634
30,180	Telenor ASA	604,859
15,162	Yara International ASA	833,959

	Total Norway	3,191,452

	Peru — 0.0%
2,400	Southern Copper Corp.	71,448

	Philippines — 0.0%
15	Philippine Long Distance Telephone Co	1,077

	Poland — 0.1%
3,170	Asseco Poland SA	46,245
12,731	KGHM Polska Miedz SA	414,766
19,451	PGE SA	108,760

	Total Poland	569,771

	Portugal — 0.2%
196,124	EDP-Energias de Portugal SA	773,083

	Russia — 2.5%
299,560	Gazprom OAO Sponsored ADR	1,490,926
191,269	Lukoil OAO Sponsored ADR	9,229,222
27,391	Rosneft OJSC GDR (Registered)	117,868
324,712	Surgutneftegas OJSC Class S *	179,663
48,782	Surgutneftegas Sponsored ADR	270,349
4,770	Tatneft Sponsored ADR	150,388

	Total Russia	11,438,416

	South Africa — 0.2%
44,814	African Bank Investments Ltd * (a)	4
6,456	Investec Ltd	56,873
4,272	Kumba Iron Ore Ltd	83,818
10,421	MTN Group Ltd	184,555
7,148	Sasol Ltd	258,028
21,350	Telkom South Africa Ltd *	150,335

	Total South Africa	733,613

Shares	Description	Value ($)
	South Korea — 1.5%
3,474	Hana Financial Group Inc	95,177
3,280	Hankook Tire WorldwideCo Ltd	70,825
2,869	Hanwha Corp	80,055
1,758	Hyundai Mobis	399,666
272	Hyundai Motor Co	39,765
10,043	Industrial Bank of Korea	123,480
8,395	Kia Motors Corp	347,822
6,110	KT Corp *	170,955
4,025	Samsung Electronics Co Ltd	4,978,144
2,675	SK Innovation Co Ltd *	251,697
1,406	SK Telecom Co Ltd	368,993

	Total South Korea	6,926,579

	Spain — 2.8%
18,941	ACS Actividades de Construcciony Servicios SA	702,407
12,188	Enagas	373,506
23,004	Ferrovial SA	486,693
41,771	Gas Natural SDG SA	1,007,867
416,820	Iberdrola SA	2,844,754
128,100	Mapfre SA	448,863
2,819	Red Electrica Corp SA	239,786
72,209	Repsol YPF SA	1,392,333
336,523	Telefonica SA	5,227,943

	Total Spain	12,724,152

	Sweden — 0.9%
131,263	Ericsson LM – Class B	1,695,141
32,895	Sandvik AB	368,701
11,468	Skanska AB – Class B	285,855
6,360	SKF AB – B Shares	160,070
208,460	TeliaSonera AB	1,323,825
36,020	Volvo AB – Class B	434,301

	Total Sweden	4,267,893

	Switzerland — 1.3%
60,301	ABB Ltd (Registered)	1,292,193
11,407	Holcim Ltd (Registered)	879,997
25,686	Nestle SA (Registered)	2,007,458
917	Swisscom AG (Registered)	525,649
2,889	Zurich Insurance Group AG	923,929

	Total Switzerland	5,629,226

	Taiwan — 0.6%
20,000	Asustek Computer Inc	207,550
2,900	Chunghwa Telecom Co Ltd ADR	91,234
70,659	Compal Electronics GDR (Registered) (a)	271,141
130,122	E.Sun Financial Holding Co Ltd	81,099
29,400	Foxconn Technology Co Ltd	75,443

See accompanying notes to the financial statements.	7

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Taiwan — continued
27,000	Highwealth Construction Corp	57,405
127,000	Hon Hai Precision Industry Co Ltd	350,931
65,101	Hon Hai Precision Industry Co Ltd GDR	356,675
11,231	HTC Corp GDR (Registered) *	212,527
8,599	Lite-On Technology Corp GDR (a)	108,963
44,000	Pegatron Corp	120,402
48,568	Powertech Technology Inc GDR *	165,517
36,000	Radiant Opto-Electronics Corp	118,087
11,000	Simplo Technology Co Ltd	54,443
21,882	Wistron Corp GDR (Registered) (a)	205,370

	Total Taiwan	2,476,787

	Thailand — 0.2%
68,900	Bangchak Petroleum Pcl NVDR	71,853
147,400	Bangkok Dusit Medical Services Pcl NVDR	98,024
243,300	Banpu Pcl NVDR	227,647
19,700	Electricity Generating Pcl NVDR	96,296
22,000	Glow Energy Pcl NVDR	58,031
6,700	PTT Exploration & Production Pcl NVDR	23,383
30,900	PTT Pcl NVDR	327,357
30,400	Ratchaburi Electricity Generating Holding Pcl NVDR	57,827
59,800	Thai Oil Pcl NVDR	97,009

	Total Thailand	1,057,427

	Turkey — 0.1%
22,536	Akbank TAS	73,733
59,480	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	66,831
37,570	Tekfen Holding AS *	83,142
1,413	Tupras-Turkiye Petrol Rafineriler AS	29,850
37,878	Turk Telekomunikasyon AS	110,263
20,516	Turkcell Iletisim Hizmetleri AS *	107,869
37,503	Yapi ve Kredi Bankasi AS	69,459

	Total Turkey	541,147

	United Kingdom — 10.3%
83,942	AstraZeneca Plc	5,784,763
101,560	Aviva Plc	840,774
102,838	BAE Systems Plc	842,872
51,574	BG Group Plc	759,307
1,075,779	BP Plc	7,408,598
21,117	British American Tobacco Plc	1,231,164
142,839	BT Group Plc	1,001,489
3,548	Carnival Plc	159,718
231,708	Centrica Plc	872,379
8,058	Compass Group Plc	142,894
113,904	GlaxoSmithKline Plc	2,700,817
16,062	Imperial Tobacco Group Plc	790,450
60,430	J Sainsbury Plc	253,001

Shares	Description	Value ($)
	United Kingdom — continued
68,668	Kingfisher Plc	387,194
88,549	Marks & Spencer Group Plc	688,154
37,454	National Grid Plc	512,320
34,775	Pearson Plc	760,817
7,874	Reckitt Benckiser Group Plc	710,722
231,150	Royal Dutch Shell Plc A Shares (London)	7,530,519
139,649	Royal Dutch Shell Plc B Shares (London)	4,733,238
16,049	Scottish & Southern Energy Plc	389,238
428,752	Tesco Plc	1,623,035
32,640	Unilever Plc	1,439,643
1,125,604	Vodafone Group Plc	3,896,066
114,346	William Morrison Supermarket Plc	344,713
21,810	WPP Plc	515,292

	Total United Kingdom	46,319,177

	United States — 42.0%
20,200	3M Co.	3,406,730
48,600	Abbott Laboratories	2,302,182
18,211	Accenture Plc – Class A	1,639,536
1,600	Akamai Technologies, Inc. *	111,216
4,300	Allergan, Inc.	1,000,782
61,097	Amazon.com, Inc. *	23,226,636
33,300	American Express Co.	2,716,947
4,500	Ametek, Inc.	239,130
7,200	Amgen, Inc.	1,135,584
4,600	Amphenol Corp. – Class A	259,716
7,700	Analog Devices, Inc.	450,758
7,700	Anthem, Inc.	1,127,665
52,900	Apple, Inc.	6,795,534
14,000	Baxter International, Inc.	968,100
9,200	Becton, Dickinson and Co.	1,349,824
15,702	Bed Bath & Beyond, Inc. *	1,172,311
4,600	Biogen Idec, Inc. *	1,884,114
1,300	Brown-Forman Corp. – Class B	119,197
5,700	CA, Inc.	185,364
3,900	Cerner Corp. *	281,034
9,300	CH Robinson Worldwide, Inc.	690,990
6,600	Chevron Corp.	704,088
3,100	Church & Dwight Co., Inc.	263,934
105,100	Cisco Systems, Inc.	3,101,501
4,400	Citrix Systems, Inc. *	280,170
13,300	Coach, Inc.	579,215
119,100	Coca-Cola Co. (The)	5,157,030
20,800	Cognizant Technology Solutions Corp. – Class A *	1,299,688
28,324	Colgate-Palmolive Co.	2,005,906
9,400	ConocoPhillips	612,880
7,800	Costco Wholesale Corp.	1,146,288
3,700	CR Bard, Inc.	625,818
6,100	CVS Caremark Corp.	633,607

8	See accompanying notes to the financial statements.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United States — continued
21,200	Danaher Corp.	1,850,336
3,900	Dover Corp.	280,995
31,600	eBay, Inc. *	1,829,956
1,400	Edwards Lifesciences Corp. *	186,228
14,300	Eli Lilly & Co.	1,003,431
64,600	EMC Corp.	1,869,524
23,600	Emerson Electric Co.	1,366,912
2,500	Estee Lauder Cos , Inc. (The) – Class A	206,675
7,400	Expeditors International of Washington, Inc.	357,420
172,100	Express Scripts Holding Co. *	14,592,359
9,800	Exxon Mobil Corp.	867,692
1,400	F5 Networks, Inc. *	165,361
8,100	Fastenal Co.	336,555
8,100	Genuine Parts Co.	778,248
9,700	Google, Inc. – Class A *	5,457,511
4,200	Google, Inc. – Class C	2,345,280
2,200	Henry Schein, Inc. *	308,110
1,800	Hershey Co. (The)	186,804
7,800	Honeywell International, Inc.	801,684
12,000	Hormel Foods Corp.	702,120
800	Hubbell, Inc. – Class B	91,040
8,700	Humana, Inc.	1,430,106
8,400	Illinois Tool Works, Inc.	830,424
5,973	International Business Machines Corp.	967,268
9,400	Intuit, Inc.	917,722
800	Intuitive Surgical, Inc. *	400,000
67,100	Johnson & Johnson	6,878,421
47,800	JPMorgan Chase & Co.	2,929,184
3,500	Linear Technology Corp.	168,648
16,500	Mastercard, Inc. – Class A	1,487,145
7,600	Mattel, Inc.	200,032
11,400	McDonald’s Corp.	1,127,460
30,450	Medtronic Plc	2,362,615
81,200	Microsoft Corp.	3,560,620
16,631	Monsanto Co.	2,002,871
4,400	Monster Beverage Corp. *	620,928
18,100	Nike, Inc. – Class B	1,757,872
191,898	Oracle Corp.	8,408,970
1,600	Pall Corp.	161,296
13,300	Paychex, Inc.	662,806
6,800	PepsiCo, Inc.	673,064
223,831	Philip Morris International, Inc.	18,569,020
1,000	Polaris Industries, Inc.	153,330
3,000	Precision Castparts Corp.	648,900
80,700	Procter & Gamble Co. (The)	6,869,991
59,438	Qualcomm, Inc.	4,309,849
1,300	Ralph Lauren Corp.	178,633
12,100	Reynolds American, Inc.	915,002
3,300	Rockwell Automation, Inc.	386,232

Shares	Description	Value ($)
	United States — continued
4,300	Ross Stores, Inc.	454,983
5,400	Sigma-Aldrich Corp.	745,524
7,600	St Jude Medical, Inc. *	506,768
13,500	Stryker Corp.	1,279,125
20,800	Sysco Corp.	810,992
36,000	Teradata Corp. *	1,602,720
9,200	TJX Cos, Inc. (The)	631,488
4,200	Total System Services, Inc.	160,440
16,398	Ubiquiti Networks, Inc.	518,833
25,015	UnitedHealth Group, Inc.	2,842,454
6,400	Varian Medical Systems, Inc. *	595,008
14,500	VF Corp.	1,111,570
1,100	Wabtec Corp.	104,379
22,800	Wal-Mart Stores, Inc.	1,913,604
1,200	Waters Corp.	144,456
19,100	Wells Fargo & Co.	1,046,489
2,500	WW Grainger, Inc.	592,275
5,300	Xilinx, Inc.	224,561
3,200	Zimmer Holdings, Inc.	385,248

	Total United States	188,307,042

	TOTAL COMMON STOCKS (COST $394,326,518)	434,633,864

	PREFERRED STOCKS — 2.1%

	Brazil — 0.3%
13,300	AES Tiete SA	81,111
14,300	Banco do Estado do Rio Grande do Sul SA – Class B	64,250
5,500	Bradespar SA	25,668
5,355	Companhia de Transmissao de Energia Eletrica Paulista	79,331
5,600	Companhia Energetica de Sao Paulo – Class B	46,460
5,200	Companhia Paranaense de Energia Sponsored ADR	62,400
3,700	Companhia Paranaense de Energia – Class B	44,999
49,800	Companhia Energetica de Minas Gerais	228,465
19,600	Eletropaulo Metropolitana SA	61,011
17,000	Gerdau SA	60,949
46,084	Itausa-Investimentos Itau SA	164,077
19,200	Metalurgica Gerdau SA	75,581
9,010	Oi SA *	18,937
8,400	Telefonica Brasil SA	156,896
12,500	Telefonica Brasil SA ADR	231,750

	Total Brazil	1,401,885

	Germany — 0.9%
17,485	Porsche Automobil Holding SE	1,619,642
9,142	Volkswagen AG	2,307,502

	Total Germany	3,927,144

See accompanying notes to the financial statements.	9

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		Russia — 0.5%
	2,828,818	Surgutneftegaz OJSC *	1,769,763
	158	Transneft *	352,734

		Total Russia	2,122,497

		South Korea — 0.4%
	530	Hyundai Motor Co 2nd Preference	52,834
	1,055	Hyundai Motor Co	109,047
	1,914	Samsung Electronics Co Ltd	1,830,083

		Total South Korea	1,991,964

		TOTAL PREFERRED STOCKS (COST $9,580,007)	9,443,490

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	338	Itausa – Investimentos Itau SA Rights, Expires 03/25/15 *	405

		TOTAL RIGHTS/WARRANTS (COST $330)	405

		MUTUAL FUNDS — 1.4%

		United States — 1.4%
		Affiliated Issuers
	251,745	GMO U.S. Treasury Fund	6,293,617

		TOTAL MUTUAL FUNDS (COST $6,293,617)	6,293,617

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
EUR	117	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	131
JPY	1,113,280	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	9,306
NOK	125,957	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.39%, due 03/02/15	16,431
USD	532,920	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	532,920

		Total Time Deposits	558,788

		TOTAL SHORT-TERM INVESTMENTS (COST $558,788)	558,788

		TOTAL INVESTMENTS — 100.5% (Cost $410,759,260)	450,930,164
		Other Assets and Liabilities (net) — (0.5%)	(2,385,790)

		TOTAL NET ASSETS — 100.0%	$448,544,374

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

10	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Equity Fund returned -2.50% for the fiscal year ended February 28, 2015, as compared with -0.03% for the MSCI EAFE Index.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning Japanese value stocks.

Among countries, having an overweight in France was the largest detractor from relative performance, more than offsetting the positive impact from being underweight the U.K.

Both sector allocation and stock selection were negative. An overweight position in Energy was the largest detractor to relative performance, more than offsetting the positive impact from being underweight Financials.

Top stock contributions came from overweight positions in French telecom Orange SA, Japanese automotive company Nissan, and Israeli software company Check Point. Detractors included French energy company Total SA, Swiss pharmaceutical company Novartis, and German chemical company BASF SE.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

12

GMO International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in GMO International Equity Fund Class III Shares and the MSCI EAFE Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

13

GMO International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.5%
Mutual Funds	1.8
Preferred Stocks	1.5
Short-Term Investments	0.1
Other	0.1

100.0%

Country Summary**	% of Investments
Japan	22.4%
United Kingdom	22.2
France	15.9
Germany	12.5
Italy	4.8
Spain	4.5
Canada	2.2
Netherlands	2.0
Sweden	2.0
Switzerland	1.9
Norway	1.6
Israel	1.4
Belgium	1.0
Finland	1.0
Australia	0.9
Denmark	0.8
Hong Kong	0.8
Ireland	0.6
Singapore	0.5
Austria	0.4
Portugal	0.4
New Zealand	0.2
Malta	0.0 ^

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments***
Energy	17.7%
Telecommunication Services	12.5
Automobiles & Components	12.2
Capital Goods	9.7
Utilities	8.4
Pharmaceuticals, Biotechnology & Life Sciences	7.5
Materials	7.0
Food, Beverage & Tobacco	4.4
Technology Hardware & Equipment	3.2
Food & Staples Retailing	3.0
Media	2.1
Transportation	2.0
Retailing	1.8
Insurance	1.6
Banks	1.4
Software & Services	1.4
Health Care Equipment & Services	1.1
Real Estate	1.0
Diversified Financials	0.6
Household & Personal Products	0.5
Consumer Services	0.4
Consumer Durables & Apparel	0.4
Commercial & Professional Services	0.1

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

14

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Australia — 0.9%
1,738,113	Bank of Queensland Ltd	18,920,270
3,858,317	BlueScope Steel Ltd *	14,500,336
3,301,037	Goodman Fielder Ltd	1,744,417
11,018,554	Mirvac Group (REIT)	17,877,703
1,892,120	Pacific Brands Ltd	701,313
5,880,564	Stockland (REIT)	21,524,486
6,138,981	TABCORP Holdings Ltd	24,285,827
484,554	Woodside Petroleum Ltd	13,299,875

	Total Australia	112,854,227

	Austria — 0.4%
1,167,625	Immofinanz AG (Entitlement Shares) *	—
788,416	OMV AG	22,679,548
643,775	Voestalpine AG	25,134,134

	Total Austria	47,813,682

	Belgium — 1.0%
633,713	Ageas	22,798,965
1,003,617	Belgacom SA	37,695,692
743,518	Delhaize Group	66,756,941
91,104	Umicore SA	3,972,634

	Total Belgium	131,224,232

	Canada — 2.1%
154,400	Canadian Tire Corp Ltd	16,268,753
1,329,722	Catamaran Corp *	66,419,614
375,300	Home Capital Group Inc	13,629,806
2,445,000	Suncor Energy Inc	73,402,808
538,830	Valeant Pharmaceuticals International Inc *	106,408,148

	Total Canada	276,129,129

	Denmark — 0.8%
33,258	AP Moeller – Maersk A/S	76,454,506
278,175	Carlsberg A/S	23,780,892
26,719	Jyske Bank A/S *	1,156,520
223,041	TDC A/S	1,762,144

	Total Denmark	103,154,062

	Finland — 1.0%
1,896,594	Fortum Oyj	43,144,537
217,114	Metso Oyj	6,984,829
3,790,770	Nokia Oyj	30,463,310
633,702	Stora Enso Oyj – R Shares	6,084,152
2,216,427	UPM – Kymmene Oyj	41,578,288

	Total Finland	128,255,116

Shares	Description	Value ($)
	France — 15.6%
2,466,585	ArcelorMittal	26,946,471
1,229,351	Bouygues SA	48,685,090
845,438	Carrefour SA	27,936,490
46,846	Casino Guichard Perrachon SA	4,401,995
13,091	Christian Dior SA	2,532,203
1,162,490	Cie de Saint-Gobain	52,210,572
789,870	Cie Generale des Etablissements Michelin –Class B (Registered)	75,832,596
268,182	CNP Assurances	4,440,367
260,531	Danone SA	18,139,041
1,042,023	Electricite de France	28,755,252
6,862,461	GDF Suez	152,265,777
5,996	Hermes International	1,931,644
103,613	LVMH Moet Hennessy Louis Vuitton SA	18,944,997
10,468,479	Orange SA	190,928,409
1,656,723	Peugeot SA *	27,676,339
1,932,354	Renault SA	185,302,134
230,300	Rexel SA	4,493,944
2,188,709	Sanofi	214,074,080
1,167,380	Schneider Electric SE	93,798,404
310,745	Suez Environnement Co	5,534,477
10,714,238	Total SA	575,619,017
463,553	Vallourec SA	10,904,393
1,644,300	Veolia Environnement SA	32,001,912
1,069,839	Vinci SA	63,332,113
6,867,300	Vivendi SA	167,187,758

	Total France	2,033,875,475

	Germany — 10.8%
178,546	Allianz SE (Registered)	29,897,986
533,762	Aurubis AG	32,174,290
2,857,024	BASF SE	273,758,520
931,957	Bayerische Motoren Werke AG	117,793,690
108,361	Bilfinger SE	6,450,218
2,264,365	Daimler AG (Registered)	219,332,604
1,324,994	Deutsche Lufthansa AG (Registered)	19,399,888
9,001,855	Deutsche Telekom AG (Registered)	168,083,787
210,487	Duerr AG	22,524,108
9,711,385	E.ON AG	157,019,959
200,333	Freenet AG	5,980,409
484,994	Fresenius Medical Care AG & Co	39,697,462
152,807	Hannover Rueck SE	14,743,548
206,453	HeidelbergCement AG	16,435,562
946,975	K+S AG (Registered)	30,564,246
407,028	Kloeckner & Co SE *	4,231,806
80,666	Leoni AG	5,195,649
796,017	Metro AG *	26,627,299
106,425	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	22,089,754
241,459	ProSiebenSat.1 Media AG (Registered)	11,848,442

See accompanying notes to the financial statements.	15

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Germany — continued
2,629,477	RWE AG	73,516,275
233,784	Salzgitter AG	6,675,031
530,090	Siemens AG (Registered)	59,255,300
165,596	Volkswagen AG	41,041,490

	Total Germany	1,404,337,323

	Hong Kong — 0.8%
16,158,890	Esprit Holdings Ltd	16,701,860
659,000	Hongkong Land Holdings Ltd	4,977,762
3,598,691	Link (REIT)	22,946,450
1,936,931	Sun Hung Kai Properties Ltd	30,276,022
2,189,000	Wharf Holdings Ltd (The)	15,958,432
4,372,200	Yue Yuen Industrial Holdings	16,974,844

	Total Hong Kong	107,835,370

	Ireland — 0.6%
1,908,424	CRH Plc	54,035,609
661,337	Smurfit Kappa Group Plc	18,496,666

	Total Ireland	72,532,275

	Israel — 1.4%
6,585,873	Bank Leumi Le-Israel *	22,778,814
1,654,800	Check Point Software Technologies Ltd *	138,159,252
10,064,964	Israel Discount Bank Ltd – Class A *	16,031,269
551,040	Partner Communications Co Ltd *	2,145,751

	Total Israel	179,115,086

	Italy — 4.7%
17,105,363	A2A SPA	17,325,299
30,799,892	Enel SPA	141,980,065
10,001,330	ENI SPA	186,419,999
522,596	Exor SPA	23,252,965
2,775,492	Fiat Chrysler Automobiles NV *	42,846,575
2,048,131	Finmeccanica SPA *	24,802,664
372,966	Italcementi SPA	2,859,593
4,475,568	Mediaset SPA *	20,618,006
1,967,849	Mediolanum SPA	14,956,267
67,455	Recordati SPA	1,214,058
1,318,884	Snam Rete Gas SPA	6,674,694
73,748,002	Telecom Italia SPA *	88,135,953
45,753,456	Telecom Italia SPA-Di RISP	44,895,791

	Total Italy	615,981,929

	Japan — 21.9%
1,965,900	Aeon Co Ltd	21,055,217
442,400	Aisin Seiki Co Ltd	16,309,608
436,000	Alfresa Holdings Corp	6,076,930
105,300	Aoyama Trading Co Ltd	3,516,082
2,754,313	Asahi Glass Co Ltd	17,388,356
2,442,000	Asahi Kasei Corp	25,242,401

Shares	Description	Value ($)
	Japan — continued
108,400	Asatsu-DK Inc	2,965,568
175,500	Bridgestone Corp	6,732,337
102,100	Brother Industries Ltd	1,721,202
1,533,000	Calsonic Kansei Corp	9,161,731
2,738,000	Canon Inc	89,055,244
264,600	Central Japan Railway Co	49,233,823
1,345,400	Chubu Electric Power Co Inc *	16,584,284
5,281,000	Cosmo Oil Co Ltd	7,585,639
414,200	Daihatsu Motor Co Ltd	5,927,575
45,780	Daiichi Sankyo Co Ltd	717,151
179,200	Daito Trust Construction Co Ltd	19,425,686
1,241,000	Denki Kagaku Kogyo K K	4,834,447
171,000	Electric Power Development Co Ltd	5,702,907
695,440	FujiFilm Holdings Corp	23,944,466
388,900	Fuji Oil Co Ltd	5,403,023
634,000	Gunze Ltd	1,725,860
981,000	Hakuhodo DY Holdings Inc	10,859,349
1,311,000	Hanwa Co Ltd	5,086,175
285,600	Hitachi Chemical Co Ltd	6,313,208
3,786,200	Honda Motor Co Ltd	125,229,427
262,800	Idemitsu Kosan Co Ltd	4,619,139
3,490,000	Inpex Corp	41,251,513
807,100	IT Holdings Corp	14,192,424
6,728,000	Itochu Corp	75,350,333
5,826,000	Japan Tobacco, Inc.	183,903,960
1,260,800	JFE Holdings Inc	31,541,703
204,900	JSR Corp	3,747,734
7,377,990	JX Holdings Inc	29,896,132
742,700	K’s Holdings Corp	22,928,807
512,000	Kaneka Corp	3,394,117
11,747,000	Kawasaki Kisen Kaisha Ltd	35,801,269
802,900	KDDI Corp.	55,722,400
13,528,236	Kobe Steel Ltd	26,708,892
138,200	Kohnan Shoji Co Ltd	1,568,320
169,600	Kuraray Co Ltd	2,335,083
3,186,940	Kyocera Corp	161,243,188
7,460,300	Marubeni Corp	45,869,465
1,041,100	Medipal Holdings Corp	13,268,478
6,545,400	Mitsubishi Chemical Holdings Corp	36,489,614
5,990,200	Mitsubishi Corp	119,706,520
4,915,800	Mitsubishi UFJ Financial Group Inc	32,016,383
7,405,838	Mitsui Chemicals Inc	22,814,562
8,681,000	Mitsui Engineering & Shipbuilding Co Ltd	15,176,266
8,135,500	Mitsui & Co Ltd	113,118,372
5,645,000	Mitsui OSK Lines Ltd	20,190,488
903,100	Net One Systems Co Ltd	6,188,129
72,000	Nichirei Corp	370,194
1,188,200	Nippon Light Metal Co Ltd	1,796,754
1,060,581	Nippon Electric Glass Co Ltd	5,303,393
2,306,500	Nippon Telegraph & Telephone Corp	143,760,448

16	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Japan — continued
7,289,000	Nippon Yusen Kabushiki Kaisha	21,889,251
443,913	Nipro Corp	4,202,180
43,791,842	Nissan Motor Co Ltd	461,362,402
510,000	Nisshinbo Holdings Inc	5,184,765
92,200	Nisshin Seifun Group Inc	1,100,501
176,600	NOK Corp	5,174,601
549,800	North Pacific Bank Ltd	2,152,824
5,055,300	NTT Docomo, Inc.	89,879,412
128,000	Okinawa Electric Power Co	4,346,365
3,823,000	Osaka Gas Co Ltd	15,770,139
542,000	Rengo Co Ltd	2,499,666
4,430,700	Resona Holdings Inc	24,904,086
1,839,900	Ricoh Co Ltd	18,285,604
907,800	Sekisui House Ltd	12,224,611
101,400	Shimamura Co Ltd	9,833,193
3,522,000	Showa Denko KK	4,743,705
2,040,300	Showa Shell Sekiyu KK	19,523,515
18,940,400	Sojitz Corp	28,975,519
1,633,000	Sumitomo Heavy Industries Ltd	10,164,741
5,286,900	Sumitomo Corp	58,154,651
442,100	Sumitomo Rubber Industries	7,652,653
164,600	Sumitomo Forestry Co Ltd	1,716,310
1,517,000	Sumitomo Metal Mining Co Ltd	23,973,052
486,400	Sumitomo Mitsui Financial Group Inc	19,379,914
224,200	Suzuken Co Ltd	7,084,215
1,482,600	Takeda Pharmaceutical Co Ltd	75,934,134
4,763,130	Tokyo Electric Power Co Inc (The) *	18,681,870
418,000	TonenGeneral Sekiyu KK	3,949,750
5,707,000	Tosoh Corp	28,629,182
1,361,100	Toyota Tsusho Corp	37,736,464
3,292,000	Ube Industries Ltd	5,371,854
2,064,400	UNY Co Ltd	11,928,775
323,598	West Japan Railway Co	18,455,768
7,530,100	Yamada Denki Co Ltd	32,691,997
421,000	Yokohama Rubber Co Ltd (The)	4,286,325

	Total Japan	2,855,915,770

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 1.9%
2,366,761	Aegon NV	18,308,467
75,108	Boskalis Westminster	3,484,133
201,761	Corbion NV	3,895,844
413,078	Heineken NV	32,210,461
2,064,832	ING Groep NV *	30,628,061
4,006,939	Koninklijke Ahold NV	75,091,545
179,744	Koninklijke DSM NV	10,020,331
11,805,721	Koninklijke KPN NV	40,239,467

Shares	Description	Value ($)
	Netherlands — continued
709,712	Unilever NV	30,843,192
143,459	Wolters Kluwer NV	4,645,736

	Total Netherlands	249,367,237

	New Zealand — 0.2%
1,369,599	Chorus Ltd *	3,022,330
530,337	Fletcher Building Ltd	3,465,202
10,034,203	Spark New Zealand Ltd	24,817,511

	Total New Zealand	31,305,043

	Norway — 1.6%
293,531	Orkla ASA	2,302,760
5,674,550	Statoil ASA	106,597,181
2,161,938	Telenor ASA	43,328,906
1,030,194	Yara International ASA	56,664,008

	Total Norway	208,892,855

	Portugal — 0.3%
11,423,272	EDP-Energias de Portugal SA	45,028,316

	Singapore — 0.5%
8,042,360	Ezra Holdings Ltd	3,062,606
68,641,000	Golden Agri-Resources Ltd	20,325,059
25,445,000	Noble Group Ltd	18,123,035
6,375,000	Swiber Holdings Ltd	805,079
19,527,000	Yangzijiang Shipbuilding Holdings Ltd	17,554,613

	Total Singapore	59,870,392

	Spain — 4.4%
120,261	Acciona SA *	9,398,097
644,359	ACS Actividades de Construccion y Servicios SA	23,895,373
799,508	Enagas	24,501,213
1,891,877	Gas Natural SDG SA	45,647,947
17,693,214	Iberdrola SA	120,754,378
1,201,342	Indra Sistemas SA	12,784,972
48,158	Red Electrica Corp SA	4,096,358
3,407,684	Repsol YPF SA	65,706,913
16,998,728	Telefonica SA	264,078,204

	Total Spain	570,863,455

	Sweden — 1.9%
260,744	Securitas AB – B Shares	3,709,075
5,892,042	Ericsson LM – B Shares	76,090,291
1,500,665	Sandvik AB	16,820,103
902,370	Skanska AB – B Shares	22,492,716
1,298,221	Tele2 AB – B Shares	15,230,731
13,198,793	TeliaSonera AB	83,818,942
2,637,484	Volvo AB – B Shares	31,800,733

	Total Sweden	249,962,591

See accompanying notes to the financial statements.	17

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Switzerland — 1.9%
3,371,299	ABB Ltd (Registered)	72,243,746
462,571	Holcim Ltd (Registered)	35,685,185
1,042,174	Nestle SA (Registered)	81,449,858
47,160	Swisscom AG (Registered)	27,033,363
91,716	Zurich Insurance Group AG	29,331,626

	Total Switzerland	245,743,778

	United Kingdom — 21.8%
715,825	Amlin Plc	5,843,965
5,328,779	AstraZeneca Plc	367,226,493
2,091,618	Aviva Plc	17,315,663
5,110,562	BAE Systems Plc	41,886,750
6,869,392	Balfour Beatty Plc	26,582,211
2,308,554	BG Group Plc	33,988,076
70,115,430	BP Plc	482,865,945
1,390,104	British American Tobacco Plc	81,045,879
6,769,443	BT Group Plc	47,462,682
516,444	Bunzl Plc	15,087,737
1,017,681	Cairn Energy Plc *	3,182,934
542,860	Cape Plc	1,967,092
1,142,874	Carillion Plc	6,358,541
690,796	Catlin Group Ltd	7,294,071
14,145,960	Centrica Plc	53,259,441
2,903,968	Cobham Plc	15,273,796
805,641	Compass Group Plc	14,286,574
5,143,396	Debenhams Plc	6,454,797
3,351,411	Dixons Carphone Plc	22,731,257
1,739,168	Drax Group Plc	11,084,011
10,047,195	FirstGroup Plc *	16,303,884
8,132,388	GlaxoSmithKline Plc	192,829,842
251,571	Halfords Group Plc	1,726,678
5,408,901	Home Retail Group Plc	16,888,733
239,599	Imperial Tobacco Group Plc	11,791,243
1,608,173	Inchcape Plc	18,236,574
530,690	Intermediate Capital Group Plc	4,012,465
91,282	JD Wetherspoon Plc	1,154,163
4,530,113	J Sainsbury Plc	18,966,135
3,784,071	Kingfisher Plc	21,336,992
15,048,267	Man Group Plc	44,352,673
4,635,442	Marks & Spencer Group Plc	36,024,115
106,136	Micro Focus International Plc	1,773,221
155,252	Mitie Group Plc	724,468
144,872	National Express Group Plc	634,499
1,729,532	Pearson Plc	37,839,189
747,306	Reckitt Benckiser Group Plc	67,453,218
11,120,118	Royal Dutch Shell Plc A Shares (London)	362,276,689
6,505,964	Royal Dutch Shell Plc B Shares (London)	220,511,979
2,059,025	RSA Insurance Group Plc *	13,609,567

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	1,547,826	Scottish & Southern Energy Plc	37,539,572
	140,333	Spirit Pub Co Plc	258,755
	26,026,750	Tesco Plc	98,523,901
	9,055,205	Thomas Cook Group Plc *	17,438,206
	1,518,354	Unilever Plc	66,969,611
	63,213,528	Vodafone Group Plc	218,801,718
	11,111,494	William Morrison Supermarket Plc	33,497,243
	579,574	WPP Plc	13,693,252

		Total United Kingdom	2,836,366,500

		TOTAL COMMON STOCKS (COST $12,137,053,455)	12,566,423,843

		PREFERRED STOCKS — 1.5%

		Germany — 1.5%
	964,230	Porsche Automobil Holding SE	89,316,991
	418,284	Volkswagen AG	105,577,689

		Total Germany	194,894,680

		TOTAL PREFERRED STOCKS (COST $184,950,477)	194,894,680

		MUTUAL FUNDS — 1.8%

		United States — 1.8%
		Affiliated Issuers
	9,495,320	GMO U.S. Treasury Fund	237,383,000

		TOTAL MUTUAL FUNDS (COST $237,383,000)	237,383,000

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
JPY	87,809,960	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 03/02/15	734,044
AUD	1,409,643	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.44%, due 03/02/15	1,101,495
EUR	2,068	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	2,314
GBP	10	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/02/15	15

18	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Time Deposits — continued
NOK	7,660,642	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.39%, due 03/02/15	999,295
USD	6,145,511	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	6,145,511

		Total Time Deposits	8,982,674

		TOTAL SHORT-TERM INVESTMENTS (COST $8,982,674)	8,982,674

		TOTAL INVESTMENTS — 99.9% (Cost $12,568,369,606)	13,007,684,197
		Other Assets and Liabilities (net) — 0.1%	8,197,983

		TOTAL NET ASSETS — 100.0%	$13,015,882,180

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

See accompanying notes to the financial statements.	19

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Large/Mid Cap Equity Fund returned -3.33% for the fiscal year ended February 28, 2015, as compared with -0.03% for the MSCI EAFE Index.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning Japanese value stocks.

Among countries, having an overweight in France was the largest detractor from relative performance, more than offsetting the positive impact from being underweight the U.K.

Both sector allocation and stock selection were negative. An overweight position in Energy was the largest detractor to relative performance, more than offsetting the positive impact from being underweight Financials.

Top stock contributions came from overweight positions in French telecom Orange SA, Japanese automotive company Nissan, and Israeli software company Check Point. Detractors included French energy company Total SA, Swiss pharmaceutical company Novartis, and German chemical company BASF SE.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

20

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Large/Mid Cap Equity Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Disciplined Equity Fund. Therefore, performance for the period prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

21

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	97.0%
Preferred Stocks	1.6
Mutual Funds	0.9
Short-Term Investments	0.2
Other	0.3

100.0%

Country Summary**	% of Investments
United Kingdom	22.7%
Japan	19.9
France	17.6
Germany	12.9
Spain	4.7
Italy	4.5
Netherlands	2.6
Switzerland	2.3
Canada	2.2
Norway	1.7
Sweden	1.7
Israel	1.4
Belgium	1.0
Hong Kong	1.0
Finland	0.9
Denmark	0.7
Australia	0.6
Austria	0.4
Ireland	0.4
New Zealand	0.3
Portugal	0.3
Singapore	0.2
Malta	0.0 ^

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments***
Energy	17.8%
Telecommunication Services	13.1
Automobiles & Components	11.9
Capital Goods	8.8
Utilities	8.4
Pharmaceuticals, Biotechnology & Life Sciences	8.0
Materials	6.3
Food, Beverage & Tobacco	4.8
Technology Hardware & Equipment	3.2
Food & Staples Retailing	3.0
Media	2.3
Transportation	1.9
Banks	1.8
Retailing	1.7
Insurance	1.7
Real Estate	1.3
Health Care Equipment & Services	1.2
Software & Services	1.1
Household & Personal Products	0.6
Consumer Durables & Apparel	0.6
Consumer Services	0.3
Diversified Financials	0.2

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

22

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%

	Australia — 0.6%
518,419	BlueScope Steel Ltd *	1,948,324
821,730	Goodman Fielder Ltd	434,239
149,902	JB Hi–Fi Ltd	2,046,498
328,192	Pacific Brands Ltd	121,644
659,163	Stockland (REIT)	2,412,718
600,262	TABCORP Holdings Ltd	2,374,638
84,233	Woodside Petroleum Ltd	2,311,999

	Total Australia	11,650,060

	Austria — 0.4%
109,484	OMV AG	3,149,413
93,516	Voestalpine AG	3,651,033

	Total Austria	6,800,446

	Belgium — 1.0%
103,396	Ageas	3,719,857
148,239	Belgacom SA	5,567,833
106,452	Delhaize Group	9,557,818

	Total Belgium	18,845,508

	Canada — 2.1%
292,013	Catamaran Corp *	14,586,049
347,200	Suncor Energy Inc	10,423,499
83,372	Valeant Pharmaceuticals International Inc *	16,464,303

	Total Canada	41,473,851

	Denmark — 0.7%
4,835	AP Moeller – Maersk A/S – Class B	11,114,846
33,729	Carlsberg A/S	2,883,457

	Total Denmark	13,998,303

	Finland — 0.9%
326,254	Fortum Oyj	7,421,766
539,388	Nokia Oyj	4,334,619
320,588	UPM–Kymmene Oyj	6,013,959

	Total Finland	17,770,344

	France — 17.3%
397,179	ArcelorMittal	4,339,024
168,342	AXA	4,265,019
93,160	BNP Paribas	5,414,346
178,233	Bouygues SA	7,058,431
130,190	Carrefour SA	4,301,973
27,516	Casino Guichard-Perrachon SA	2,585,606
120,749	Cie Generale des Etablissements Michelin – Class B	11,592,680
21,549	CNP Assurances	356,793

Shares	Description	Value ($)
	France — continued
174,963	Compagnie de Saint-Gobain	7,858,062
100,844	Danone SA	7,021,097
162,271	Electricite de France	4,477,966
1,038,578	GDF Suez	23,044,195
724	Hermes International	233,241
32,496	Lafarge SA	2,409,964
15,458	LVMH Moet Hennessy Louis Vuitton SA	2,826,400
1,689,281	Orange SA	30,809,799
289,732	Peugeot SA *	4,840,110
296,004	Renault SA	28,385,158
26,824	Rexel SA	523,428
356,162	Sanofi	34,835,628
189,412	Schneider Electric SE	15,219,160
118,529	Societe Generale	5,461,404
32,685	Suez Environnement Co	582,131
1,641,495	Total SA	88,188,795
212,069	Veolia Environnement SA	4,127,357
159,752	Vinci SA	9,456,967
1,059,030	Vivendi SA	25,782,600

	Total France	335,997,334

	Germany — 11.1%
28,266	Allianz SE (Registered)	4,733,214
59,745	Aurubis AG *	3,601,330
464,038	BASF SE	44,463,874
139,670	Bayerische Motoren Werke AG	17,653,438
320,206	Daimler AG (Registered)	31,016,031
270,030	Deutsche Lufthansa AG (Registered)	3,953,642
106,032	Deutsche Bank AG (Registered)	3,484,354
1,487,077	Deutsche Telekom AG (Registered)	27,766,892
47,921	Duerr AG	5,128,002
1,487,973	E.ON AG	24,058,511
40,017	Fresenius SE & Co KGaA	2,293,132
72,617	Fresenius Medical Care AG & Co	5,943,807
1,478	Hannover Rueck SE	142,604
21,331	HeidelbergCement AG	1,698,144
88,737	K+S AG (Registered)	2,864,045
112,782	Metro AG	3,772,633
21,625	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,488,522
70,207	ProSiebenSat.1 Media AG (Registered)	3,445,072
433,271	RWE AG	12,113,614
70,061	Siemens AG (Registered)	7,831,662
19,659	Volkswagen AG	4,872,308

	Total Germany	215,324,831

See accompanying notes to the financial statements.	23

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Hong Kong — 1.0%
141,000	Cheung Kong Holdings Ltd	2,790,929
1,840,000	Esprit Holdings Ltd	1,901,827
122,000	Hongkong Land Holdings Ltd	921,528
26,000	Link (REIT)	165,785
262,392	Sun Hung Kai Properties Ltd	4,101,429
284,000	Swire Pacific Ltd	3,871,644
342,000	Wharf Holdings Ltd (The)	2,493,277
3,738,000	Xinyi Glass Holdings Ltd	2,003,976
166,500	Yue Yuen Industrial Holdings	646,428

	Total Hong Kong	18,896,823

	Ireland — 0.5%
307,700	CRH Plc	8,712,297

	Israel — 1.4%
1,338,741	Bezeq Israeli Telecommunication Corp Ltd	2,139,516
257,400	Check Point Software Technologies Ltd *	21,490,326
139,681	Partner Communications Co Ltd *	543,918
63,062	Teva Pharmaceutical Industries Ltd	3,580,100

	Total Israel	27,753,860

	Italy — 4.8%
5,114,119	Enel SPA	23,574,854
1,844,492	ENI SPA	34,380,447
475,170	Fiat Chrysler Automobiles NV *	7,335,423
234,776	Finmeccanica SPA *	2,843,114
547,224	Mediaset SPA *	2,520,946
10,217	Recordati SPA	183,886
198,961	Snam Rete Gas SPA	1,006,915
12,511,645	Telecom Italia SPA *	14,952,619
6,641,024	Telecom Italia SPA-Di RISP	6,516,535

	Total Italy	93,314,739

	Japan — 19.6%
251,500	Aeon Co Ltd	2,693,620
73,700	Aisin Seiki Co Ltd	2,717,039
423,000	Asahi Glass Co Ltd	2,670,457
392,000	Asahi Kasei Corp	4,052,015
1,700	Brother Industries Ltd	28,659
428,700	Canon Inc	13,943,748
44,600	Central Japan Railway Co	8,298,672
193,700	Chubu Electric Power Co Inc *	2,387,673
62,100	Daihatsu Motor Co Ltd	888,707
7,500	Daiichi Sankyo Co Ltd	117,489
29,401	Daito Trust Construction Co Ltd	3,187,135
108,900	FujiFilm Holdings Corp	3,749,500
49,000	Gunze Ltd	133,387
195,100	Hakuhodo DY Holdings Inc	2,159,693

Shares	Description	Value ($)
	Japan — continued
516,574	Haseko Corp	4,816,896
570,400	Honda Motor Co Ltd	18,866,110
458,300	Inpex Corp	5,417,068
3,200	Isuzu Motors Ltd	46,548
978,800	Itochu Corp	10,962,085
823,000	Japan Tobacco, Inc.	25,978,881
190,100	JFE Holdings Inc	4,755,772
1,247,130	JX Holdings Inc	5,053,458
116,720	K’s Holdings Corp	3,603,407
1,297,000	Kawasaki Kisen Kaisha Ltd	3,952,860
106,408	KDDI Corp.	7,384,866
638,000	Kobe Steel Ltd	1,259,608
6,284	Kohnan Shoji Co Ltd	71,312
82,600	Komatsu Ltd	1,720,734
458,014	Kyocera Corp	23,173,213
505,900	Leopalace21 Corp *	2,777,361
1,060,400	Marubeni Corp	6,519,842
12,194	Medipal Holdings Corp	155,409
786,700	Mitsubishi Chemical Holdings Corp	4,385,733
926,700	Mitsubishi Corp	18,518,920
811,400	Mitsubishi UFJ Financial Group Inc	5,284,612
1,162,500	Mitsui & Co Ltd	16,163,740
169,500	Nippon Light Metal Co Ltd	256,312
829,000	Nippon Steel & Sumitomo Metal Corp	2,204,146
310,400	Nippon Telegraph & Telephone Corp	19,346,734
886,000	Nippon Yusen Kabushiki Kaisha	2,660,705
55,008	Nipro Corp	520,718
6,395,300	Nissan Motor Co Ltd	67,376,727
51,800	Nitori Holdings Co Ltd	3,431,529
68,897	North Pacific Bank Ltd	269,777
716,800	NTT Docomo Inc	12,744,162
625,000	Osaka Gas Co Ltd	2,578,168
435,900	Resona Holdings Inc	2,450,107
310,700	Ricoh Co Ltd	3,087,851
19,448	Ryohin Keikaku Co Ltd	2,534,716
159,400	Sekisui House Ltd	2,146,511
1,620,000	Sojitz Corp	2,478,318
738,900	Sumitomo Corp	8,127,725
210,000	Sumitomo Metal Mining Co Ltd	3,318,616
124,500	Sumitomo Mitsui Financial Group Inc	4,960,525
218,900	Takeda Pharmaceutical Co Ltd	11,211,373
576,800	Tokyo Electric Power Co Inc (The) *	2,262,316
67,000	TonenGeneral Sekiyu KK	633,094
202,200	Toyota Tsusho Corp	5,605,990
51,100	West Japan Railway Co	2,914,387

	Total Japan	381,016,736

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

24	See accompanying notes to the financial statements.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Netherlands — 2.2%
268,298	Aegon NV	2,075,463
11,179	Boskalis Westminster	518,575
6,448	Corbion NV	124,506
56,418	Heineken NV	4,399,290
325,251	ING Groep NV *	4,824,512
637,495	Koninklijke Ahold NV	11,946,896
40,946	Koninklijke DSM NV	2,282,649
2,083,251	Koninklijke KPN NV	7,100,702
659,634	PostNL NV *	2,940,246
934,497	SNS REAAL NV * (a)	—
103,447	Unilever NV	4,495,677
28,280	Wereldhave NV (REIT)	1,942,932
22,316	Wolters Kluwer NV	722,675

	Total Netherlands	43,374,123

	New Zealand — 0.3%
285,275	Chorus Ltd *	629,524
383,900	Fletcher Building Ltd	2,508,388
953,461	Spark New Zealand Ltd	2,358,187

	Total New Zealand	5,496,099

	Norway — 1.7%
827,888	Statoil ASA	15,551,987
343,388	Telenor ASA	6,882,078
178,181	Yara International ASA	9,800,532

	Total Norway	32,234,597

	Portugal — 0.3%
1,713,517	EDP-Energias de Portugal SA	6,754,351

	Singapore — 0.2%
897,440	Ezra Holdings Ltd *	341,754
9,581,000	Golden Agri-Resources Ltd	2,836,998
111,000	Noble Group Ltd	79,059
272,000	Yangzijiang Shipbuilding Holdings Ltd	244,526

	Total Singapore	3,502,337

	Spain — 4.6%
112,801	ACS Actividades de Construccion y Servicios SA	4,183,106
92,376	Enagas	2,830,896
285,495	Gas Natural SDG SA	6,888,535
2,909,323	Iberdrola SA	19,855,832
9,153	Red Electrica Corp SA	778,561
599,473	Repsol YPF SA	11,559,030
2,798,222	Telefonica SA	43,470,867

	Total Spain	89,566,827

Shares	Description	Value ($)
	Sweden — 1.7%
959,782	Ericsson LM – Class B	12,394,700
229,337	Sandvik AB	2,570,508
30,750	Skanska AB – Class B	766,483
1,984,739	TeliaSonera AB	12,604,086
424,184	Volvo AB – Class B	5,114,481

	Total Sweden	33,450,258

	Switzerland — 2.2%
648,010	ABB Ltd (Registered)	13,886,241
81,850	Holcim Ltd (Registered)	6,314,344
191,418	Nestle SA (Registered)	14,960,044
6,181	Swisscom AG (Registered)	3,543,113
14,215	Zurich Insurance Group AG	4,546,089

	Total Switzerland	43,249,831

	United Kingdom — 22.4%
832,923	AstraZeneca Plc	57,399,902
281,616	Aviva Plc	2,331,385
1,048,089	BAE Systems Plc	8,590,257
506,656	BG Group Plc	7,459,329
10,209,480	BP Plc	70,309,919
254,682	British American Tobacco Plc	14,848,476
1,391,645	BT Group Plc	9,757,258
103,813	Bunzl Plc	3,032,862
2,170,426	Centrica Plc	8,171,639
180,332	Compass Group Plc	3,197,859
733,660	Dixons Carphone Plc	4,976,117
230,590	Drax Group Plc	1,469,589
364,914	Friends Life Group Ltd	2,312,332
1,232,430	GlaxoSmithKline Plc	29,222,571
661,383	Home Retail Group Plc	2,065,100
443,043	HSBC Holdings Plc	3,949,369
34,763	Imperial Tobacco Group Plc	1,710,771
498,868	J Sainsbury Plc	2,088,601
597,455	Kingfisher Plc	3,368,830
531,103	Marks & Spencer Group Plc	4,127,441
161,685	National Grid Plc	2,211,633
21,726	Next Plc	2,511,387
260,190	Pearson Plc	5,692,510
130,356	Reckitt Benckiser Group Plc	11,766,173
1,605,976	Royal Dutch Shell Plc A Shares (London)	52,320,278
962,492	Royal Dutch Shell Plc B Shares (London)	32,622,532
18,748	RSA Insurance Group Plc *	123,919
138,091	Scottish & Southern Energy Plc	3,349,134
174,053	Standard Chartered Plc	2,658,305
510,234	Standard Life Assurance Plc	3,346,274
4,375,024	Tesco Plc	16,561,593
17,238	Thomas Cook Group Plc *	33,196
288,890	Unilever Plc	12,741,990

See accompanying notes to the financial statements.	25

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	10,720,085	Vodafone Group Plc	37,105,555
	110,791	WH Smith Plc	2,291,078
	1,214,658	WM Morrison Supermarket Plc	3,661,766
	174,752	WPP Plc	4,128,762

		Total United Kingdom	433,515,692

		TOTAL COMMON STOCKS (COST $1,826,547,397)	1,882,699,247

		PREFERRED STOCKS — 1.6%

		Germany — 1.6%
	159,906	Porsche Automobil Holding SE	14,812,153
	62,778	Volkswagen AG	15,845,589

		Total Germany	30,657,742

		TOTAL PREFERRED STOCKS (COST $28,679,202)	30,657,742

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers
	695,160	GMO U.S. Treasury Fund	17,379,000

		TOTAL MUTUAL FUNDS (COST $17,379,000)	17,379,000

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
JPY	13,498,520	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 03/02/15	112,840
AUD	189,959	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.44%, due 03/02/15	148,434
EUR	2,215,173	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	2,478,889
NOK	1,117,682	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.39%, due 03/02/15	145,796
USD	737,701	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	737,701

		Total Time Deposits	3,623,660

		TOTAL SHORT-TERM INVESTMENTS (COST $3,623,660)	3,623,660

		TOTAL INVESTMENTS — 99.7% (Cost $1,876,229,259)	1,934,359,649
		Other Assets and Liabilities (net) — 0.3%	5,343,774

		TOTAL NET ASSETS — 100.0%	$1,939,703,423

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

26	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned -4.87% for the fiscal year ended February 28, 2015, as compared with -2.42% for the MSCI EAFE Small Cap Index.

Country allocation had a negative impact on performance relative to the benchmark. Underweights in Australia, Norway, and the U.K., which underperformed, added to relative performance. An underweight in Japan and an overweight in the Netherlands detracted from relative performance. The Fund’s emerging markets exposure also had a negative impact.

Both sector allocation and stock selection were negative. An overweight position in Energy was the largest detractor to relative performance, followed by an underweight in Financials.

Top stock contributions came from not owning Netherlands services company Royal Imtech, holding an overweight in U.K. financial services company Man Group Plc, and being overweight in French electrical equipment company Alstom SA. Detractors included French machinery company Vallourec SA, Netherlands energy company Fugro N.V., and German airline company Deutsche Lufthansa.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Small Companies Fund Class III Shares and the MSCI EAFE Small Cap + Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI EAFE Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to May 30, 2008 and the MSCI EAFE Small Cap Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

29

GMO International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	96.1%
Preferred Stocks	1.5
Mutual Funds	1.1
Short-Term Investments	0.8
Rights/Warrants	0.0 ^
Other	0.5

100.0%

Country Summary**	% of Investments
Japan	27.5%
United Kingdom	25.9
Germany	7.0
France	5.8
Italy	5.1
Sweden	4.6
Netherlands	2.9
Canada	2.7
Finland	1.9
Spain	1.8
China	1.5
Hong Kong	1.4
South Korea	1.3
Brazil	1.2
Switzerland	1.2
Taiwan	1.2
Australia	0.8
Norway	0.8
Belgium	0.7
Denmark	0.7
South Africa	0.7
Ireland	0.4
Israel	0.4
Russia	0.4
Singapore	0.4
Austria	0.3
Portugal	0.3
Greece	0.2
New Zealand	0.2
Turkey	0.2
Hungary	0.1
Indonesia	0.1
Philippines	0.1
Poland	0.1
Thailand	0.1
Malaysia	0.0 ^

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments***
Capital Goods	16.4%
Materials	13.1
Retailing	7.5
Energy	5.7
Media	5.2
Transportation	4.8
Technology Hardware & Equipment	4.2
Consumer Durables & Apparel	3.8
Automobiles & Components	3.5
Commercial & Professional Services	3.5
Diversified Financials	3.5
Consumer Services	3.4
Insurance	3.4
Utilities	3.2
Software & Services	3.1
Food, Beverage & Tobacco	3.0
Telecommunication Services	2.4
Food & Staples Retailing	2.4
Health Care Equipment & Services	2.4
Real Estate	2.0
Pharmaceuticals, Biotechnology & Life Sciences	1.5
Banks	1.4
Semiconductors & Semiconductor Equipment	0.4
Household & Personal Products	0.2

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 96.1%

	Australia — 0.8%
233,981	Beach Energy Ltd	192,779
96,569	Downer Edi Ltd	333,191
220,360	Myer Holdings Ltd	318,676
147,554	TABCORP Holdings Ltd	583,724
67,578	Toll Holdings Ltd	471,197
31,743	WorleyParsons Ltd	247,317

	Total Australia	2,146,884

	Austria — 0.3%
5,709	Flughafen Wien AG	490,485
1,761,602	Immofinanz AG (Entitlement Shares) *	—
10,340	RHI AG	299,238

	Total Austria	789,723

	Belgium — 0.7%
7,153	Delhaize Group	642,234
9,095	GIMV NV	426,334
1,741	Tessenderlo Chemie NV *	16
23,279	Umicore SA	1,015,092

	Total Belgium	2,083,676

	Brazil — 0.4%
20,800	Cia de Saneamento de Minas Gerais-COPASA *	147,334
69,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes	283,616
70,500	EDP-Energias Do Brasil SA	223,748
79,500	Even Construtora e Incorporadora SA	128,459
27,800	Light SA	136,783
106,300	MRV Engenharia e Participacoes SA	254,994

	Total Brazil	1,174,934

	Canada — 2.6%
47,100	Baytex Energy Corp	768,987
55,900	Blackberry Ltd *	605,460
77,800	Bonavista Energy Corp	445,603
15,100	DH Corp	485,336
15,100	Dorel Industries Inc – Class B	491,737
7,800	Empire Co Ltd	576,155
59,900	Enerplus Corp	603,265
14,100	Genworth MI Canada Inc	358,111
160,100	Pacific Rubiales Energy Corp	477,700
77,600	Pengrowth Energy Corp	256,991
172,300	Penn West Petroleum Ltd	345,951
17,500	Peyto Exploration & Development Corp	489,401
55,500	RONA Inc	674,826
44,825	Transcontinental Inc	599,173
7,700	Vermilion Energy Inc	346,287

	Total Canada	7,524,983

Shares	Description	Value ($)
	China — 1.4%
345,500	Agile Property Holdings Ltd	204,741
752,000	China BlueChemical Ltd – Class H	303,464
472,000	China Communications Services Corp Ltd	217,239
586,000	China Shanshui Cement Group Ltd	327,675
281,000	Digital China Holdings Ltd	273,646
4,140,000	GOME Electrical Appliances Holdings Ltd	564,982
997,000	Huabao International Holdings Ltd	755,868
130,500	Kingboard Chemical Holdings Ltd	226,043
62,000	Shanghai Industrial Holdings Ltd.	187,472
176,500	Shenzhen International Holdings Ltd.	246,725
1,236,173	Shenzhen Investment Ltd	387,146
534,000	Skyworth Digital Holdings Ltd	380,382

	Total China	4,075,383

	Denmark — 0.7%
9,038	D/S Norden A/S	200,248
17,089	FLSmidth & Co A/S	780,305
34,688	H Lundbeck A/S	688,663
6,680	Jyske Bank A/S (Registered) *	289,141

	Total Denmark	1,958,357

	Finland — 1.9%
13,244	Cargotec Oyj Class B	487,044
14,399	Elisa Oyj	391,590
31,321	Kesko Oyj – Class B	1,239,643
30,951	Metso Oyj	995,732
19,849	Neste Oil Oyj	517,777
22,720	Nokian Renkaat Oyj	671,747
28,391	Tieto Oyj	755,670
35,292	YIT Oyj	220,319

	Total Finland	5,279,522

	France — 5.6%
15,183	Alstom SA *	501,171
5,315	Casino Guichard Perrachon SA	499,436
62,239	CGG SA *	446,173
16,346	Eiffage SA	909,815
40,987	Havas SA	355,028
10,213	Imerys SA	765,282
10,260	IPSOS	285,047
30,317	Lagardere SCA	869,831
28,962	M6-Metropole Television	578,368
17,747	Neopost SA	957,069
35,861	Peugeot SA *	599,075
19,886	Rallye SA	752,814
111,766	Rexel SA	2,180,938
16,000	SCOR SE	526,716
8,669	Seb SA	643,125
58,036	Societe Television Francaise 1	999,248

See accompanying notes to the financial statements.	31

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	France — continued
721,002	Solocal Group *	537,300
27,435	Suez Environnement Co	488,627
6,565	Teleperformance	506,688
57,006	UbiSoft Entertainment SA *	1,045,789
38,485	Vallourec SA	905,302
29,230	Veolia Environnement SA	568,884

	Total France	15,921,726

	Germany — 6.3%
9,818	Aurubis AG *	591,813
22,634	Axel Springer SE	1,461,055
7,245	Bechtle AG	588,031
20,853	Bilfinger SE	1,241,281
19,185	Celesio AG	592,440
7,203	DMG Mori Seiki AG	238,106
46,153	Freenet AG	1,377,775
5,362	Hannover Rueck SE	517,351
83,765	K+S AG (Registered)	2,703,571
52,123	Kloeckner & Co SE *	541,915
15,988	Leoni AG	1,029,778
4,179	MTU Aero Engines Holding AG	397,418
9,083	Osram Licht AG	416,570
11,144	ProSiebenSat.1 Media AG	546,838
24,638	Rheinmetall AG	1,247,624
25,643	Rhoen-Klinikum AG	673,539
22,628	Salzgitter AG	646,078
36,058	Software AG	1,000,763
17,850	Stada Arzneimittel AG	586,467
54,965	Suedzucker AG	835,434
11,641	Wincor Nixdorf AG	562,621

	Total Germany	17,796,468

	Greece — 0.2%
111,009	Alapis Holding Industrial and Commercial SA *	5,093
14,732	Intralot SA *	29,640
51,055	Motor Oil (Hellas) Corinth Refineries SA	456,887

	Total Greece	491,620

	Hong Kong — 1.3%
147,753	Great Eagle Holdings Ltd	511,732
116,500	Kerry Properties Ltd	388,136
259,000	Kowloon Development Co Ltd	295,396
92,000	Luk Fook Holdings International Ltd	291,492
729,200	Man Wah Holdings Ltd	624,038
636,000	PCCW Ltd	405,459
530,000	Texwinca Holdings Ltd	488,557
732,000	Xinyi Glass Holdings Ltd	392,432
99,500	Yue Yuen Industrial Holdings	386,304

	Total Hong Kong	3,783,546

Shares	Description	Value ($)
	Hungary — 0.1%
133,479	Magyar Telekom Telecommunications Plc *	188,777

	Indonesia — 0.1%
2,463,500	Adaro Energy Tbk PT	182,728
42,939,000	Bakrie & Brothers Tbk PT *	36,544

	Total Indonesia	219,272

	Ireland — 0.4%
38,865	Smurfit Kappa Group Plc	1,086,999

	Israel — 0.4%
299,672	Bezeq Israeli Telecommunication Corp Ltd	478,923
397,089	Israel Discount Bank Ltd – Class A *	632,475

	Total Israel	1,111,398

	Italy — 4.8%
800,098	A2A SPA	810,385
29,529	Ansaldo STS SPA	309,531
46,280	Astaldi SPA	335,485
49,370	Autostrada Torino-Milano SPA	673,128
74,256	Banca Popolare dell’ Emilia Romagna SC *	611,614
35,247	Banco Popolare Scarl *	542,644
31,172	Buzzi Unicem SPA	440,269
44,430	Cementir SPA	315,578
49,817	Danieli & Co SPA – RSP	818,625
144,692	Finmeccanica SPA *	1,752,206
26,632	Gtech SPA	551,996
198,285	Hera SPA	480,910
434,776	Iren SPA	573,854
86,458	Italcementi SPA-Di RISP	662,888
6,198	Italmobiliare SPA	173,344
372,891	Mediaset SPA *	1,717,831
43,903	Prysmian SPA	878,364
43,920	Recordati SPA	790,474
62,177	Societa Iniziative Autostradali e Servizi SPA	660,616
96,205	Unipol Gruppo Finanziario SPA	495,651

	Total Italy	13,595,393

	Japan — 26.8%
54,200	Accordia Golf Co Ltd	535,515
7,950	Adastria Holdings Co Ltd	195,786
34,800	Alfresa Holdings Corp	485,039
18,200	Alpen Co Ltd	285,354
18,000	Aoyama Trading Co Ltd	601,040
48,700	Asatsu-DK Inc	1,332,317
17,000	Benesse Corp	541,342
60,600	BIC Camera Inc	683,371
61,700	Brother Industries Ltd	1,040,139
51,000	Calsonic Kansei Corp	304,793
26,438	Canon Marketing Japan Inc	507,322

32	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Japan — continued
24,700	Century Tokyo Leasing Corp	641,800
31,700	Chiba Kogyo Bank Ltd (The)	228,661
12,100	Cocokara fine Inc	343,845
40,200	Daicel Chemical Industries Ltd	522,154
26,800	Daiichikosho Co Ltd	844,549
278,000	Daikyo Inc	411,641
85,000	DCM Holdings Co Ltd	623,242
28,800	Dena Co Ltd	344,132
147,000	Denki Kagaku Kogyo K K	572,654
242,000	DIC Corp	696,175
68,100	Edion Corp	558,239
11,600	Electric Power Development Co Ltd	386,864
18,400	FamilyMart Co Ltd	831,236
10,200	Fuji Media Holdings Inc	144,282
14,400	Fuji Soft Inc	309,452
108,000	Fukuoka Financial Group Inc	579,648
142,000	Furukawa Electric Co Ltd (The)	251,557
96,800	Futaba Industrial Co Ltd	454,341
17,700	Fuyo General Lease Co Ltd	617,494
194,000	Godo Steel Ltd	309,759
47,300	Gulliver International Co Ltd	370,289
190,000	Gunze Ltd	517,214
59,202	Hakuhodo DY Holdings Inc	655,347
209,000	Hanwa Co Ltd	810,839
13,800	Heiwa Corp	290,271
32,300	Hitachi Chemical Co Ltd	713,994
20,700	Hitachi Construction Machinery Co Ltd	383,363
11,300	Ibiden Co Ltd	190,139
335,000	Ishihara Sangyo Kaisha Ltd *	333,077
55,200	IT Holdings Corp	970,663
42,900	Itochu Enex Co Ltd	353,183
26,000	Iwatani Corp	175,207
16,000	Izumi Co Ltd	584,997
91,000	JACCS Co Ltd	445,204
17,100	Japan Petroleum Exploration Co	573,029
35,400	JSR Corp	647,486
26,200	J Front Retailing Co Ltd	375,698
18,700	K’s Holdings Corp	577,311
59,500	Kamei Corp	444,415
93,000	Kaneka Corp	616,509
550,000	Kanematsu Corp	813,093
361,000	Kawasaki Kisen Kaisha Ltd	1,100,218
100	Kenedix Office Investment Corp (REIT)	571,575
23,800	Kewpie Corp	567,349
502,000	Kobe Steel Ltd	991,102
67,100	Kohnan Shoji Co Ltd	761,464
11,400	Komeri Co Ltd	271,007
39,700	Konaka Co Ltd	240,548
59,400	Konica Minolta Holdings Inc	606,889
159,000	Krosaki Harima Corp	334,703

Shares	Description	Value ($)
	Japan — continued
180,000	Kurabo Industries Ltd	309,552
81,000	Kuraray Co Ltd	1,115,222
17,400	Kurita Water Industries Ltd	430,689
28,800	Maruha Nichiro Corp	428,250
44,900	Medipal Holdings Corp	572,236
15,900	Miraca Holdings Inc	764,639
47,200	Misawa Homes Co Ltd	410,403
203,000	Mitsubishi Steel Manufacturing Co Ltd	439,705
196,000	Mitsui Chemicals Inc	603,801
439,000	Mitsui Engineering & Shipbuilding Co Ltd	767,467
166,000	Mitsui Mining & Smelting Co Ltd	377,417
255,000	Mitsui OSK Lines Ltd	912,059
160,000	Morinaga Milk Industry Co Ltd	626,949
22,500	Namura Shipbuilding Co Ltd	215,017
48,300	NHK Spring Co Ltd	502,224
96,000	Nichias Corp	557,258
357,400	Nippon Coke & Engineering Co Ltd	367,184
384,400	Nippon Light Metal Co Ltd	581,276
37,900	Nippon Paper Industries Co Ltd	660,162
15,000	Nippon Shokubai Co Ltd	214,839
70,000	Nippon Soda Co Ltd	426,138
66,000	Nippon Steel & Sumikin Texeng	310,395
32,000	Nippon Synthetic Chemical Industry Co Ltd	196,352
168,000	Nippon Electric Glass Co Ltd	840,077
79,000	Nippon Express Co Ltd	441,989
109,000	Nippon Flour Mills Co Ltd	535,631
347,000	Nippon Yusen Kabushiki Kaisha	1,042,059
56,200	Nipro Corp	532,002
48,300	Nissan Shatai Co Ltd	640,161
32,600	Nissan Chemical Industries Ltd	635,971
36,500	Nisshin Steel Co Ltd	507,995
48,400	Nisshin Seifun Group Inc	577,703
16,900	NOK Corp	495,191
211,000	NS United Kaiun Kaisha Ltd	536,543
132,000	OJI Paper Co Ltd	557,623
13,100	Okinawa Electric Power Co	444,823
186,700	Orient Corp *	309,682
1,000	Osaka Steel Co Ltd	17,957
8,100	Pigeon Corp	562,804
76,000	Press Kogyo Co Ltd	299,055
3,800	Round One Corp	21,700
175,000	Ryobi Ltd	512,984
4,600	Sankyo Co Ltd	173,623
66,000	Sankyu Inc	279,748
47,000	Seino Holdings Co Ltd	536,208
9,700	Shimamura Co Ltd	940,651
48,000	ShinMaywa Industries Ltd	521,163
31,100	Showa Corp	327,035
473,000	Showa Denko KK	637,073
60,900	Showa Shell Sekiyu KK	582,749

See accompanying notes to the financial statements.	33

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Japan — continued
47,400	Sodick Co Ltd	465,129
692,400	Sojitz Corp	1,059,252
103,000	Sumitomo Chemical Co Ltd	481,980
195,000	Sumitomo Heavy Industries Ltd	1,213,793
51,400	Sumitomo Rubber Industries	889,723
21,900	Suzuken Co Ltd	691,991
97,000	Takara Leben Co Ltd	516,778
50,000	Takashimaya Co Ltd	467,761
7,400	TDK Corp	521,911
84,000	Teijin Ltd	284,409
21,100	Toho Holdings Co Ltd	360,339
187,000	Tokuyama Corp	412,670
76,800	Tokyo Electric Power Co Inc *	301,224
123,000	Toppan Printing Co Ltd	883,043
147,000	Topy Industries Ltd	367,890
69,000	Toshiba TEC Corp	418,576
174,000	Tosoh Corp	872,871
44,600	Toyo Tire & Rubber Co Ltd	1,009,603
20,800	Toyoda Gosei Co Ltd	459,988
10,000	Toyo Suisan Kaisha Ltd	357,824
17,400	TS Tech Co Ltd	484,004
22,000	Tsumura & Co	542,244
44,400	T–Gaia Corp	551,139
427,000	Ube Industries Ltd	696,775
99,600	UNY Co Ltd	575,521
17,000	Xebio Co Ltd	321,904
454,500	Yamada Denki Co Ltd	1,973,216
62,000	Yokohama Rubber Co Ltd (The)	631,240
15,600	Zenkoku Hosho Co Ltd	509,635

	Total Japan	76,091,793

	Netherlands — 2.8%
21,034	Aalberts Industries NV	649,833
13,572	Arcadis NV	449,394
15,177	ASM International NV	686,538
11,932	Boskalis Westminster	553,505
8,554	Corio NV (REIT)	474,538
28,803	Delta Lloyd NV	522,337
21,824	Fugro NV	520,121
15,556	Koninklijke Ten Cate NV	357,766
140,438	Koninklijke BAM Groep NV	663,460
257,676	PostNL NV *	1,148,562
44,129	SBM Offshore NV *	517,086
195,126	SNS REAAL NV * (a)	—
45,044	TNT Express NV	274,813
58,092	TomTom NV *	483,540
20,232	Wolters Kluwer NV	655,187

	Total Netherlands	7,956,680

Shares	Description	Value ($)
	New Zealand — 0.2%
122,511	Fisher & Paykel Healthcare Corp Ltd	634,459

	Norway — 0.8%
29,024	Fred Olsen Energy ASA	240,921
101,174	Petroleum Geo-Services ASA	567,686
137,262	Storebrand ASA *	488,684
51,262	Subsea 7 SA	506,853
20,867	TGS Nopec Geophysical Co ASA	507,748

	Total Norway	2,311,892

	Philippines — 0.1%
1,255,300	Lopez Holding Corp	254,252

	Poland — 0.1%
16,392	Asseco Poland SA	239,132
21,746	Grupa Lotos SA *	152,791

	Total Poland	391,923

	Portugal — 0.3%
69,485	Portucel Empresa Produtora de Pasta e Papel SA	306,144
397,931	Sonae	568,880

	Total Portugal	875,024

	Russia — 0.4%
40,867	Severstal PAO GDR (Registered Shares)	459,177
21,828	Tatneft Sponsored ADR	688,190

	Total Russia	1,147,367

	Singapore — 0.4%
278,500	Ho Bee Land Ltd	414,778
376,676	Wing Tai Holdings Ltd	492,515
260,000	Yangzijiang Shipbuilding Holdings Ltd	233,738

	Total Singapore	1,141,031

	South Africa — 0.7%
145,980	Aveng Ltd *	194,538
18,705	Barloworld Ltd	143,089
97,523	Gold Fields Ltd	452,094
44,792	Lewis Group Ltd	351,455
114,471	Telkom South Africa Ltd *	806,042

	Total South Africa	1,947,218

	South Korea — 1.3%
9,756	BS Financial Group Inc	132,580
6,258	Daelim Industrial Co Ltd	369,274
40	Dongwon Industries Co Ltd	11,925
11,937	Hanwha Corp	333,082
1,417	Hyundai Department Store Co Ltd	172,866

34	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	South Korea — continued
4,890	LF Corp	140,418
19,237	LG International Corp	650,170
3,921	LS Corp	183,972
318	Namyang Dairy Products Co Ltd	213,074
2,597	SeAH Steel Corp	199,663
1,096	Shinsegae Co Ltd	172,304
4,287	SK Gas Co Ltd	359,374
43,572	SK Networks Co Ltd *	375,072
281	Taekwang Industrial Co Ltd	298,226

	Total South Korea	3,612,000

	Spain — 1.7%
14,326	Acciona SA *	1,119,541
14,625	ACS Actividades de Construccion y Servicios SA	542,353
10,783	Corp Financiera Alba SA	552,505
30,991	Ebro Puleva SA	589,738
20,571	Enagas	630,406
70,669	Indra Sistemas SA	752,077
26,755	Mediaset Espana Comunicacion SA *	329,671
19,092	Obrascon Huarte Lain SA	456,994

	Total Spain	4,973,285

	Sweden — 4.5%
117,043	ASecuritas AB – Class B	1,664,933
6,008	Axfood AB	348,959
15,429	BillerudKorsnas AB	244,813
35,142	Getinge AB – Class B	971,497
25,148	Holmen AB – Class B	874,010
134,669	Husqvarna AB – Class B	1,052,911
19,017	Intrum Justitia AB	539,816
14,654	JM AB	520,259
24,136	Lundin Petroleum AB *	355,344
60,894	Meda AB	986,210
17,727	Modern Times Group AB – Class B	548,095
27,753	NCC AB – Class B	972,691
84,146	Peab AB	714,486
29,672	SAAB AB – Class B	795,473
101,796	SSAB Svenskt Stal AB Series A *	602,576
123,609	Tele2 AB – B Shares	1,450,181

	Total Sweden	12,642,254

	Switzerland — 1.2%
3,727	Baloise Holding Ltd	484,923
621	Fischer (George) AG (Registered)	446,097
1,120	Helvetia Patria Holding (Registered)	562,764
9,600	Sulzer AG	1,168,615
2,675	Swiss Life Holding AG (Registered)	635,202

	Total Switzerland	3,297,601

Shares	Description	Value ($)
	Taiwan — 1.2%
520,612	Acer Inc *	339,820
102,250	Coretronic Corp	157,213
240,530	Kenda Rubber Industrial Co Ltd	490,044
175,000	Micro-Star International Co Ltd	210,935
190,000	Powertech Technology Inc *	324,232
430,000	ProMOS Technologies Inc * (a) (b)	—
41,000	Simplo Technology Co Ltd	202,922
164,000	Synnex Technology International Corp	238,804
70,000	Tripod Technology Corp	153,994
392,000	Unimicron Technology Corp	263,182
802,000	Wistron Corp	754,590
262,000	WPG Holdings Co Ltd	335,347

	Total Taiwan	3,471,083

	Thailand — 0.1%
218,500	Banpu Pcl (Foreign Registered)	204,465

	Turkey — 0.2%
739,512	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	537,136
84,574	Turkiye Sise ve Cam Fabrikalari AS	124,688

	Total Turkey	661,824

	United Kingdom — 25.3%
68,785	3i Group Plc	522,560
22,238	Admiral Group Plc	505,592
37,827	Amec Foster Wheeler Plc	512,661
66,667	Amlin Plc	544,267
83,214	Ashmore Group Plc	391,885
37,548	Atkins WS Plc	791,028
408,983	Balfour Beatty Plc	1,582,625
31,766	BBA Aviation Plc	169,569
105,393	Beazley Plc	469,934
32,208	Bellway Plc	987,406
36,563	Berkeley Group Holdings Plc	1,473,725
40,343	Britvic Plc	475,818
323,660	Cable & Wireless Communications Plc	291,137
309,882	Cairn Energy Plc *	969,198
75,554	Cape Plc	273,775
250,825	Carillion Plc	1,395,500
46,968	Catlin Group Ltd	495,932
515,571	Centamin Plc	523,100
21,891	Close Brothers Group Plc	553,824
327,363	Cobham Plc	1,721,808
20,391	Croda International Plc	858,284
97,099	Dairy Crest Group Plc	743,705
30,090	Davis Service Group (Ordinary)	510,661
19,643	DCC Plc	1,171,252
697,389	Debenhams Plc	875,201
7,663	Derwent London Plc	395,776

See accompanying notes to the financial statements.	35

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United Kingdom — continued
103,685	Direct Line Insurance Group Plc	522,815
130,606	Drax Group Plc	832,374
233,014	DS Smith Plc	1,319,114
106,393	Electrocomponents Plc	367,924
412,975	Enterprise Inns Plc *	669,460
82,673	Evraz Plc	250,799
621,635	FirstGroup Plc *	1,008,746
80,649	Friends Life Group Ltd	511,044
21,345	Go-Ahead Group Plc	856,605
140,995	Greencore Group Plc	733,400
71,734	Greene King Plc	965,377
15,095	Greggs Plc	204,401
147,803	Halfords Group Plc	1,014,458
50,663	Halma Plc	556,338
156,596	Hays Plc	369,371
131,359	Henderson Group Plc	529,641
615,528	Home Retail Group Plc	1,921,922
69,837	ICAP Plc	576,016
36,887	IMI Plc	785,511
184,429	Inchcape Plc	2,091,412
122,299	Informa Plc	1,043,116
16,279	Inmarsat Plc	220,070
66,071	Intermediate Capital Group Plc	499,553
73,547	Interserve Plc	712,630
48,880	John Wood Group Plc	500,584
74,117	Jupiter Fund Management Plc	475,820
93,955	KAZ Minerals Plc *	367,594
21,102	Keller Group Plc	329,296
459,532	Ladbrokes Plc	838,984
54,108	Lancashire Holdings Ltd	573,234
54,784	LG Group Holdings Plc	617,255
253,426	Man Group Plc	746,938
396,261	Marston’s Plc	934,701
152,389	Meggitt Plc	1,279,386
72,396	Micro Focus International Plc	1,209,525
165,167	Mitie Group Plc	770,735
264,995	National Express Group Plc	1,160,604
123,434	Pace Plc	636,583
55,954	Paragon Group of Cos Plc (The)	370,850
24,068	Pennon Group Plc	315,595
20,608	Persimmon Plc *	559,582
25,377	Petrofac Ltd	343,717
39,117	Phoenix Group Holdings	517,387
77,073	Playtech Ltd	910,767
548,257	Premier Foods Plc *	369,788
262,380	Premier Oil Plc	680,083
12,574	Provident Financial Plc	531,358
138,963	Rentokil Initial Plc	290,276
164,511	Rexam Plc	1,411,135

Shares	Description	Value ($)
	United Kingdom — continued
25,168	Rotork Plc	951,355
70,926	RSA Insurance Group Plc *	468,801
78,640	Segro Plc (REIT)	521,933
33,803	Senior Plc	177,014
233,309	Serco Group Plc	799,689
153,023	SIG Plc	467,112
33,303	Spectris Plc	1,118,279
8,494	Spirax-Sarco Engineering Plc	420,649
439,586	Spirit Pub Co Plc	810,537
120,422	Stagecoach Group Plc	627,740
152,591	TalkTalk Telecom Group Plc	798,221
148,539	Tate & Lyle Plc	1,359,584
362,543	Thomas Cook Group Plc *	698,173
240,919	Trinity Mirror Plc *	751,279
30,020	TUI AG	543,345
114,935	Tullett Prebon Plc	616,162
76,888	Tullow Oil Plc	457,760
103,865	UBM Plc	868,542
6,686	Ultra Electronics Holdings Plc	185,486
108,519	Vesuvius Plc	799,688
9,000	Victrex Plc	262,166
74,127	WH Smith Plc	1,532,893
307,501	William Hill Plc	1,790,830

	Total United Kingdom	71,537,335

	TOTAL COMMON STOCKS (COST $265,307,122)	272,380,147

	PREFERRED STOCKS — 1.5%

	Brazil — 0.8%
27,900	AES Tiete SA	170,150
43,300	Banco do Estado do Rio Grande do Sul SA – Class B	194,547
40,800	Bradespar SA	190,413
51,000	Companhia Energetica de Sao Paulo – Class B	423,119
21,800	Companhia Paranaense de Energia – Class B	265,127
120,300	Eletropaulo Metropolitana SA	374,468
139,500	Metalurgica Gerdau SA	549,143

	Total Brazil	2,166,967

	Germany — 0.5%
3,761	Biotest AG	445,975
2,208	Draegerwerk AG & Co	242,899
12,733	Jungheinrich AG	804,460

	Total Germany	1,493,334

36	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		Italy — 0.2%
	83,502	Unipol Gruppo Finanziario SPA	429,790

		TOTAL PREFERRED STOCKS (COST $4,554,516)	4,090,091

		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16*	2,676

		TOTAL RIGHTS/WARRANTS (COST $0)	2,676

		MUTUAL FUNDS — 1.1%

		United States — 1.1%
		Affiliated Issuers
	128,168	GMO U.S. Treasury Fund	3,204,207

		TOTAL MUTUAL FUNDS (COST $3,204,207)	3,204,207

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
AUD	8,469	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.44%, due 03/02/15	6,618
EUR	6,019	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	6,735
GBP	5,059	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 03/02/15	7,810
HKD	260,738	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	33,619
USD	777,911	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/02/15	777,911
USD	1,416,834	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	1,416,834

		Total Time Deposits	2,249,527

		TOTAL SHORT-TERM INVESTMENTS (COST $2,249,527)	2,249,527

		TOTAL INVESTMENTS — 99.5% (Cost $275,315,372)	281,926,648
		Other Assets and Liabilities (net) — 0.5%	1,518,861

		TOTAL NET ASSETS — 100.0%	$283,445,509

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

See accompanying notes to the financial statements.	37

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or securities benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class III shares of GMO Quality Fund returned +14.73% for the fiscal year ended February 28, 2015, as compared with +15.51% for the S&P 500 Index.

Stock selection had a negative impact on returns relative to the S&P 500 Index. Selections in Information Technology and Consumer Staples were among the leading detractors. Overweight positions in Google, IBM, and Philip Morris International detracted from relative returns. An underweight position in Exxon Mobil and overweight positions in Cisco Systems and Covidien added to relative returns.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings adding to relative performance included an underweight in Energy and overweight positions in Information Technology and Consumer Staples. Not owning Utilities had a minor negative impact on relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

38

GMO Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

39

GMO Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	98.5%
Mutual Funds	0.8
Preferred Stocks	0.3
Short-Term Investments	0.1
Other	0.3

100.0%

Country Summary**	% of Investments
United States	81.8%
United Kingdom	8.9
Switzerland	3.4
South Korea	2.2
Japan	1.7
Netherlands	1.0
France	0.6
Germany	0.3
Sweden	0.1
Belgium	0.0 ^

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments***
Software & Services	19.4%
Food, Beverage & Tobacco	16.1
Health Care Equipment & Services	13.4
Technology Hardware & Equipment	13.2
Pharmaceuticals, Biotechnology & Life Sciences	10.0
Capital Goods	7.9
Household & Personal Products	7.4
Consumer Durables & Apparel	2.9
Food & Staples Retailing	2.5
Materials	1.7
Telecommunication Services	1.7
Consumer Services	1.5
Retailing	1.1
Semiconductors & Semiconductor Equipment	0.7
Energy	0.5

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

40

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%

	Capital Goods — 7.8%
1,720,689	3M Co.	290,194,200
381,374	Alfa Laval AB	7,652,219
1,440,016	Danaher Corp.	125,684,596
278,000	Dover Corp.	20,029,900
1,595,131	Emerson Electric Co.	92,389,988
352,400	Honeywell International, Inc.	36,219,672
1,034,002	Illinois Tool Works, Inc.	102,221,438
278,900	Precision Castparts Corp.	60,326,070
288,271	Rockwell Automation, Inc.	33,739,238
137,200	WW Grainger, Inc.	32,504,052

	Total Capital Goods	800,961,373

	Consumer Durables & Apparel — 2.9%
320,216	Burberry Group Plc	9,230,473
356,494	LVMH Moet Hennessy Louis Vuitton SA	65,182,697
1,465,541	Nike, Inc. – Class B	142,333,342
34,630	Ralph Lauren Corp.	4,758,508
45,263	Swatch Group AG	20,660,932
748,100	VF Corp.	57,349,346

	Total Consumer Durables & Apparel	299,515,298

	Consumer Services — 1.5%
4,115,690	Compass Group Plc	72,984,250
838,400	McDonald’s Corp.	82,917,760

	Total Consumer Services	155,902,010

	Energy — 0.5%
509,870	Chevron Corp.	54,392,932

	Food & Staples Retailing — 2.5%
61,229	Colruyt SA	2,862,974
662,100	Costco Wholesale Corp.	97,302,216
152,200	CVS Caremark Corp.	15,809,014
1,682,600	Wal-Mart Stores, Inc.	141,220,618

	Total Food & Staples Retailing	257,194,822

	Food, Beverage & Tobacco — 15.9%
3,265,649	British American Tobacco Plc	190,393,935
10,364,500	Coca-Cola Co. (The)	448,782,850
3,187,580	Nestle SA (Registered)	249,121,339
641,911	PepsiCo, Inc.	63,536,351
5,357,917	Philip Morris International, Inc.	444,492,794
391,300	Reynolds American, Inc.	29,590,106
2,362,942	Unilever NV	102,690,495
2,580,408	Unilever Plc	113,813,338

	Total Food, Beverage & Tobacco	1,642,421,208

Shares	Description	Value ($)
	Health Care Equipment & Services — 13.2%
2,809,805	Abbott Laboratories	133,100,463
452,600	Becton, Dickinson and Co.	66,405,472
39,900	CR Bard, Inc.	6,748,686
6,200,172	Express Scripts Holding Co. *	525,712,584
32,100	Henry Schein, Inc. *	4,495,605
390,900	Humana, Inc.	64,256,142
56,400	Intuitive Surgical, Inc. *	28,200,000
2,336,056	Medtronic Plc	181,254,585
586,400	St Jude Medical, Inc.	39,101,152
826,500	Stryker Corp.	78,310,875
1,695,305	UnitedHealth Group, Inc.	192,637,507
346,867	Zimmer Holdings, Inc.	41,759,318

	Total Health Care Equipment & Services	1,361,982,389

	Household & Personal Products — 7.3%
301,753	Church & Dwight Co., Inc.	25,691,250
2,234,199	Colgate-Palmolive Co.	158,225,973
241,300	Estee Lauder Cos , Inc. (The) – Class A	19,948,271
4,839,100	Procter & Gamble Co. (The)	411,952,583
1,538,582	Reckitt Benckiser Group Plc	138,875,250

	Total Household & Personal Products	754,693,327

	Materials — 1.7%
266,480	Johnson Matthey Plc	13,986,997
1,115,380	Monsanto Co.	134,325,213
59,597	Syngenta AG (Registered)	21,060,297

	Total Materials	169,372,507

	Pharmaceuticals, Biotechnology & Life Sciences — 9.8%
265,500	Allergan, Inc.	61,792,470
5,263,906	AstraZeneca Plc	362,755,817
207,200	Biogen Idec, Inc. *	84,867,048
4,361,900	Johnson & Johnson	447,138,369
558,863	Novartis AG (Registered) *	57,157,210

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,013,710,914

	Retailing — 1.1%
519,329	Bed Bath & Beyond, Inc. *	38,773,103
313,300	Genuine Parts Co.	30,101,864
65,500	Ross Stores, Inc.	6,930,555
475,578	TJX Cos, Inc. (The)	32,643,674

	Total Retailing	108,449,196

	Semiconductors & Semiconductor Equipment — 0.7%
690,765	Analog Devices, Inc.	40,437,383
137,300	Linear Technology Corp.	6,615,801
548,200	Xilinx, Inc.	23,227,234

	Total Semiconductors & Semiconductor Equipment	70,280,418

See accompanying notes to the financial statements.	41

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Software & Services — 19.2%
1,585,304	Accenture Plc – Class A	142,724,919
430,900	Citrix Systems, Inc. *	27,437,558
1,329,600	Cognizant Technology Solutions Corp. – Class A *	83,080,056
1,620,323	eBay, Inc. *	93,832,905
764,617	Google, Inc. – Class A *	430,196,463
156,700	Google, Inc. – Class C *	87,501,280
591,970	International Business Machines Corp.	95,863,622
515,300	Intuit, Inc.	50,308,739
800,300	Mastercard, Inc. – Class A	72,131,039
6,689,200	Microsoft Corp.	293,321,420
10,377,588	Oracle Corp.	454,745,906
605,800	Paychex, Inc.	30,190,043
925,713	Sage Group Plc (The)	6,914,266
424,417	SAP SE	29,842,311
1,739,000	Teradata Corp. *	77,420,280

	Total Software & Services	1,975,510,807

	Technology Hardware & Equipment — 12.8%
465,800	Amphenol Corp. – Class A	26,299,068
3,122,726	Apple, Inc.	401,145,382
9,269,937	Cisco Systems, Inc.	273,555,841
3,521,100	EMC Corp.	101,900,634
34,700	F5 Networks, Inc. *	4,098,591
4,355,289	Qualcomm, Inc.	315,802,005
156,192	Samsung Electronics Co., Ltd.	193,179,135

	Total Technology Hardware & Equipment	1,315,980,656

	Telecommunication Services — 1.6%
1,092,000	KDDI Corp.	75,786,350
5,254,299	NTT Docomo, Inc.	93,417,426

	Total Telecommunication Services	169,203,776

	TOTAL COMMON STOCKS (COST $8,567,342,898)	10,149,571,633

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
3,447,640	GMO U.S. Treasury Fund	86,191,000

	TOTAL MUTUAL FUNDS (COST $86,191,000)	86,191,000

	PREFERRED STOCKS — 0.3%

	Technology Hardware & Equipment — 0.3%
28,700	Samsung Electronics Co., Ltd.	27,441,689

	TOTAL PREFERRED STOCKS (COST $25,840,061)	27,441,689

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
9,217,641	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	9,217,641

	TOTAL SHORT-TERM INVESTMENTS (COST $9,217,641)	9,217,641

	TOTAL INVESTMENTS — 99.7% (Cost $8,688,591,600)	10,272,421,963
	Other Assets and Liabilities (net) — 0.3%	30,256,561

	TOTAL NET ASSETS — 100.0%	$10,302,678,524

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

42	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Resources Fund returned -12.81% for the period ended February 28, 2015, as compared with -12.41% for the MSCI ACWI Commodity Producers.

Country allocation had a positive impact on performance relative to the benchmark. The Fund’s overweight in Japan and underweight in Canada were among the top contributors to relative returns and more than offset the negative impact from an underweight in the U.S. and an overweight in emerging markets equities.

Sector allocation was positive for the period. Positive contributions from the Fund’s overweight positions in Industrials and Utilities more than offset the negative impact from an underweight position in Materials.

Stock selection detracted from relative returns. Detractors from relative performance included an underweight in U.S. energy company Exxon and overweight positions in Norwegian energy company Statoil ASA and Russian energy company Gazprom. Top stock contributions came from overweight positions in Norwegian chemical company Yara International ASA, Japanese trading company Mitsubishi Corporation, and Russian energy company Lukoil.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

44

GMO Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Resources Fund Class III Shares and the MSCI ACWI Commodity Producers As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

45

GMO Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	97.1%
Preferred Stocks	1.6
Mutual Funds	1.5
Short-Term Investments	0.1
Other	(0.3)

100.0%

Country Summary**	% of Equity Investments
United Kingdom	15.0%
Japan	13.7
Russia	12.9
Norway	7.5
United States	6.8
China	6.2
France	6.1
Spain	5.6
Italy	5.4
South Africa	4.3
Thailand	2.4
Brazil	2.3
Australia	1.7
Austria	1.2
India	1.0
Malaysia	1.0
Switzerland	1.0
Czech Republic	0.8
Germany	0.7
Sweden	0.7
Poland	0.6
Colombia	0.5
Canada	0.4
Chile	0.4
Hungary	0.4
Denmark	0.3
Turkey	0.3
Netherlands	0.2
Indonesia	0.1
Philippines	0.1
Portugal	0.1
Singapore	0.1
South Korea	0.1
Taiwan	0.1

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments***
Energy	65.0%
Materials	14.3
Capital Goods	12.7
Utilities	6.2
Food, Beverage & Tobacco	1.8

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

46

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 97.1%

	Australia — 1.7%
57,332	Origin Energy Ltd	546,178
39,275	Santos Ltd	242,735
61,099	Woodside Petroleum Ltd	1,677,025

	Total Australia	2,465,938

	Austria — 1.1%
46,944	OMV AG	1,350,390
14,780	Verbund AG	278,917

	Total Austria	1,629,307

	Chile — 0.3%
297,953	Empresa Nacional de Electricidad SA	447,704

	Brazil — 0.8%
10,500	Cosan SA Industria e Comercio	104,810
6,100	QGEP Participacoes SA	14,719
1,800	Sao Martinho SA	24,131
23,900	Tractebel Energia SA	281,475
96,000	Vale SA	719,948

	Total Brazil	1,145,083

	Canada — 0.4%
9,400	ARC Resources Ltd	181,594
900	Encana Corp	11,728
14,400	Pacific Rubiales Energy Corp	42,966
15,900	Total Energy Services Inc	180,101
3,500	Vermilion Energy Inc	157,403

	Total Canada	573,792

	China — 6.1%
2,402,000	Asian Citrus Holdings Ltd *	262,598
139,000	China Longyuan Power Group Corp – Class H	149,276
244,000	China Oilfield Services Ltd – Class H	369,918
4,905,000	CNOOC Ltd	7,017,604
74,000	First Tractor Co Ltd – Class H	52,298
262,000	Honghua Group Ltd	33,755
724,000	Minmetals Resources Ltd	216,604
2,962,000	Sinofert Holdings Ltd *	668,614

	Total China	8,770,667

	Colombia — 0.5%
819,646	Ecopetrol SA	683,592

	Czech Republic — 0.8%
46,504	CEZ AS	1,173,476

	Denmark — 0.3%
7,908	FLSmidth & Co A/S	361,089

Shares	Description	Value ($)
	France — 6.0%
22,510	CGG SA *	161,368
43,463	Electricite de France	1,199,388
5,999	Technip SA	390,276
127,672	Total SA	6,859,137

	Total France	8,610,169

	Germany — 0.7%
30,318	K+S AG (Registered)	978,533

	Hungary — 0.3%
11,187	MOL Hungarian Oil and Gas Plc	495,314

	India — 1.0%
75,862	Cairn India Ltd	308,302
185,728	Oil & Natural Gas Corp Ltd	974,537
17,351	UPL Ltd	118,287

	Total India	1,401,126

	Indonesia — 0.1%
40,000	Astra Agro Lestari Tbk PT	76,134
289,600	Medco Energi Internasional Tbk PT	67,177

	Total Indonesia	143,311

	Italy — 5.3%
363,298	ENI SPA	6,771,701
56,669	Saipem SPA *	582,165
19,461	Tenaris SA	277,699

	Total Italy	7,631,565

	Japan — 13.6%
2,400	Asahi Holdings Inc	40,673
218,400	Inpex Corp	2,581,470
273,700	Itochu Corp	3,065,307
1,200	Japan Petroleum Exploration Co	40,213
3,200	Kurita Water Industries Ltd	79,207
375,600	Marubeni Corp	2,309,367
217,300	Mitsubishi Corp	4,342,464
228,600	Mitsui & Co Ltd	3,178,521
46,000	Nittetsu Mining Co Ltd	175,299
19,700	Shinko Plantech Co Ltd	156,586
223,400	Sumitomo Corp	2,457,347
62,000	Sumitomo Metal Mining Co Ltd	979,782

	Total Japan	19,406,236

	Malaysia — 1.0%
37,900	Bumi Armada Bhd	11,960
170,200	IOI Corp Berhad	222,381
398,500	KNM Group Berhad *	77,759
21,200	Kuala Lumpur Kepong Bhd	133,674
42,300	SapuraKencana Petroleum Bhd	33,369

See accompanying notes to the financial statements.	47

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Malaysia — continued
368,700	Sime Darby Bhd	954,504

	Total Malaysia	1,433,647

	Netherlands — 0.2%
10,521	Fugro NV	250,742

	Norway — 7.4%
19,427	Akastor ASA	45,531
15,171	Aker Solutions ASA *	84,614
126,009	Austevoll Seafood ASA	763,479
130,886	BW Offshore Ltd	104,748
10,909	Fred Olsen Energy ASA	90,553
37,908	Petroleum Geo-Services ASA	212,701
28,547	ProSafe SE	87,921
41,181	Salmar ASA	673,440
262,484	Statoil ASA	4,930,797
58,431	Subsea 7 SA	577,737
28,800	TGS Nopec Geophysical Co ASA	700,779
42,668	Yara International ASA	2,346,878

	Total Norway	10,619,178

	Philippines — 0.1%
660,200	Energy Development Corp	132,439

	Poland — 0.6%
20,111	KGHM Polska Miedz SA	655,201
131,514	Polskie Gornictwo Naftowe i Gazownictwo SA	178,429

	Total Poland	833,630

	Portugal — 0.1%
13,344	Galp Energia SGPS SA	156,601

	Russia — 12.7%
1,575,769	Gazprom OAO Sponsored ADR	7,842,684
148,532	Lukoil OAO Sponsored ADR	7,167,052
277,572	Rosneft OJSC GDR (Registered)	1,194,434
52,133	Tatneft Sponsored ADR	1,643,643
22,551	Uralkali PJSC Sponsored GDR (Registered Shares)	315,160

	Total Russia	18,162,973

	Singapore — 0.1%
252,000	Indofood Agri Resources Ltd	129,373
217,500	Swiber Holdings Ltd	27,467

	Total Singapore	156,840

	South Africa — 4.2%
7,525	African Rainbow Minerals Ltd	79,023
6,107	Anglo American Platinum Ltd *	194,506

Shares	Description	Value ($)
	South Africa — continued
1,246	Assore Ltd	16,232
17,959	Northam Platinum Ltd *	79,251
150,063	Sasol Ltd	5,416,963
16,506	Tongaat Hulett Ltd	218,032

	Total South Africa	6,004,007

	South Korea — 0.1%
433	Korea Zinc Co Ltd	161,442

	Spain — 5.6%
10,474	Endesa SA	211,417
638,928	Iberdrola SA	4,360,618
174,754	Repsol YPF SA	3,369,604

	Total Spain	7,941,639

	Sweden — 0.7%
84,669	Sandvik AB	949,007

	Switzerland — 1.0%
4,138	Syngenta AG (Registered)	1,462,281

	Taiwan — 0.1%
372,000	Sinon Corp	199,275

	Thailand — 2.3%
184,864	PTT Exploration & Production Pcl (Foreign Registered)	645,167
252,294	PTT Pcl (Foreign Registered)	2,672,826

	Total Thailand	3,317,993

	Turkey — 0.3%
152,918	Gubre Fabrikalari TAS	383,392

	United Kingdom — 14.8%
36,201	Amec Foster Wheeler Plc	490,625
280,523	BG Group Plc	4,130,047
1,007,512	BP Plc	6,938,462
46,504	Cairn Energy Plc *	145,448
73,908	Enquest Plc *	47,515
462,891	Glencore Plc	2,138,316
9,122	Petrofac Ltd	123,552
44,122	Premier Oil Plc	114,363
128,673	Royal Dutch Shell Plc A Shares (London)	4,191,972
67,909	Royal Dutch Shell Plc B Shares (London)	2,301,696
52,811	Tullow Oil Plc	314,415
8,543	Weir Group Plc (The)	223,998

	Total United Kingdom	21,160,409

	United States — 6.8%
1,600	Chevron Corp.	170,688
16,600	ConocoPhillips	1,082,320
12,400	Exxon Mobil Corp.	1,097,896

48	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		United States — continued
	11,500	Marathon Oil Corp.	320,390
	53,500	Monsanto Co.	6,443,005
	3,000	Murphy Oil Corp.	152,670
	7,100	Oceaneering International, Inc.	387,163

		Total United States	9,654,132

		TOTAL COMMON STOCKS (COST $156,890,535)	138,896,529

		PREFERRED STOCKS — 1.6%

		Brazil — 1.5%
	24,000	AES Tiete SA	146,365
	45,000	Companhia Energetica de Sao Paulo – Class B	373,340
	250,587	Vale SA	1,636,435

		Total Brazil	2,156,140

		Chile — 0.1%
	5,369	Sociedad Quimica y Minera de Chile SA	137,601

		TOTAL PREFERRED STOCKS (COST $3,596,598)	2,293,741

		MUTUAL FUNDS — 1.5%

		United States — 1.5%
		Affiliated Issuers
	88,176	GMO U.S. Treasury Fund	2,204,400

		TOTAL MUTUAL FUNDS (COST $2,204,400)	2,204,400

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
EUR	170	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	190
NOK	293,975	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.39%, due 03/02/15	38,348
USD	80,240	Standard Chartered Bank Ltd (Hong Kong) Time Deposit, 0.06%, due 03/02/15	80,240

		Total Time Deposits	118,778

		TOTAL SHORT-TERM INVESTMENTS (COST $118,778)	118,778

		TOTAL INVESTMENTS — 100.3% (Cost $162,810,311)	143,513,448
		Other Assets and Liabilities (net) — (0.3%)	(471,223)

		TOTAL NET ASSETS — 100.0%	$143,042,225

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

See accompanying notes to the financial statements.	49

GMO Risk Premium Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI World Index is included for comparative purposes.

Class III shares of GMO Risk Premium Fund returned +3.19% for the fiscal year ended February 28, 2015, as compared with +7.87% for the MSCI World Index.

Because the Fund gains its investment exposure by writing (selling) options on equity indices, the Fund does not benefit from appreciation in equity markets. Accordingly, during periods when equity markets rise sharply, such as during the Fund’s fiscal period, the Fund will underperform the equity markets.

The Fund’s geographic exposure during the fiscal year was mainly in the U.S., Europe ex-U.K., and Japan, with smaller exposures in the U.K., Australia, and Hong Kong. Relative to the MSCI World Index, the U.S. was the largest detractor, offsetting the positive impact from Europe ex-U.K. On an absolute basis, the top contributor was the U.S. and the top detractor was the U.K.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

50

GMO Risk Premium Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Risk Premium Fund Class III Shares and the MSCI World Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from November 15, 2012 to December 14, 2012, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

51

GMO Risk Premium Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Short-Term Investments	100.7%
Written Options	(0.6)
Other	(0.1)

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

52

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 96.9%

	U.S. Government — 96.9%
10,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (a) (b)	9,998,110
57,870,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (a)	57,869,248
67,100,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (a) (b)	67,086,848
2,390,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (a)	2,389,928
7,000,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (a)	6,999,776
228,475,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (a) (b)	228,472,030
4,300,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (a)	4,299,622
53,525,000	U.S. Treasury Bill, 0.11%, due 11/12/15 (a)	53,484,268

	Total U.S. Government	430,599,830

Shares	Description	Value ($)
	Money Market Funds — 3.8%
16,948,241	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (c)	16,948,241

	TOTAL SHORT-TERM INVESTMENTS (Cost $447,532,071)	447,548,071

	TOTAL INVESTMENTS — 100.7% (Cost $447,532,071)	447,548,071
	Other Assets and Liabilities (net) — (0.7%)	(3,157,790)

	TOTAL NET ASSETS — 100.0%	$444,390,281

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Descriptions	Premiums	Market Value
Put	7,454	03/20/2015	Euro STOXX 50, Strike 3,475	$7,063,620	$(1,618,018)
Put	698	03/20/2015	S&P 500 Index, Strike 2,095	1,958,990	(1,263,380)

				$9,022,610	$(2,881,398)

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

See accompanying notes to the financial statements.	53

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed International Equities Fund returned -3.10% for the fiscal year ended February 28, 2015, as compared with -1.47% for the MSCI EAFE Index (after tax). The MSCI EAFE Index returned -0.03% for the same period.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning Japanese value stocks.

Among countries, having an underweight in Japan was the largest detractor from relative performance, more than offsetting the positive impact from an overweight position in emerging markets equities.

Both sector allocation and stock selection were negative. An overweight position in Energy was the largest detractor from relative performance, more than offsetting the positive impact from holding an underweight position in Financials.

Top stock contributions came from overweight positions in French telecom Orange SA, Chinese telecom company China Mobile Limited, and Japanese automotive company Nissan. Detractors from relative performance included French energy company Total SA, German utility company RWE AG, and Swiss pharmaceutical company Novartis.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

54

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed International Equities Fund Class III Shares and the MSCI EAFE Index (after tax) As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

55

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.2%
Preferred Stocks	2.9
Mutual Funds	1.3
Short-Term Investments	0.3
Other	0.3

100.0%

Country Summary**	% of Investments
United Kingdom	19.8%
Japan	16.9
France	15.0
Germany	12.3
Italy	5.9
Russia	5.1
Spain	4.7
South Korea	2.7
Switzerland	2.3
Canada	2.2
Netherlands	1.8
Norway	1.5
China	1.4
Belgium	1.3
Israel	1.2
Sweden	1.2
Finland	1.1
Australia	0.6
Denmark	0.6
Austria	0.3
Hong Kong	0.3
Ireland	0.3
Portugal	0.3
Singapore	0.3
Taiwan	0.3
Brazil	0.2
Czech Republic	0.2
New Zealand	0.2
Malta	0.0 ^
South Africa	0.0 ^

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments***
Energy	20.5%
Telecommunication Services	12.7
Automobiles & Components	12.1
Capital Goods	8.3
Utilities	8.0
Pharmaceuticals, Biotechnology & Life Sciences	7.8
Technology Hardware & Equipment	5.5
Materials	4.2
Food, Beverage & Tobacco	4.1
Insurance	2.9
Food & Staples Retailing	2.3
Media	2.0
Transportation	1.6
Retailing	1.6
Banks	1.5
Consumer Services	1.0
Health Care Equipment & Services	0.9
Software & Services	0.9
Diversified Financials	0.7
Real Estate	0.6
Consumer Durables & Apparel	0.4
Household & Personal Products	0.4

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

56

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 95.2%

	Australia — 0.6%
127,122	BlueScope Steel Ltd *	477,750
17,103	CSL Ltd	1,231,518
8,509	Macquarie Group Ltd	483,616
10,456	Woodside Petroleum Ltd	286,993

	Total Australia	2,479,877

	Austria — 0.3%
88,088	Immofinanz AG (Entitlement Shares) *	—
23,089	OMV AG	664,177
20,331	Voestalpine AG	793,759

	Total Austria	1,457,936

	Belgium — 1.3%
26,968	Ageas	970,222
31,419	Belgacom SA	1,180,093
25,687	Delhaize Group	2,306,313
16,400	KBC Groep NV *	992,648

	Total Belgium	5,449,276

	Brazil — 0.1%
140,600	Electrobras (Centro)	266,324

	Canada — 2.1%
46,400	Catamaran Corp *	2,317,680
6,500	Magna International Inc – Class A	706,519
53,200	Suncor Energy Inc	1,597,149
23,100	Valeant Pharmaceuticals International Inc *	4,561,788

	Total Canada	9,183,136

	China — 1.4%
389,500	China Mobile Ltd	5,300,624
484,000	China Petroleum & Chemical Corp	405,139
234,000	CNOOC Ltd	334,785

	Total China	6,040,548

	Czech Republic — 0.2%
26,400	CEZ AS	666,175

	Denmark — 0.6%
902	AP Moller – Maersk A/S – Class B	2,073,545
6,665	Coloplast A/S – Class B	531,983

	Total Denmark	2,605,528

	Finland — 1.1%
68,254	Fortum Oyj	1,552,672
293,868	Nokia Oyj	2,361,576
47,303	UPM – Kymmene Oyj	887,364

	Total Finland	4,801,612

Shares	Description	Value ($)
	France — 14.7%
110,511	Air France – KLM *	875,262
39,673	Bouygues SA	1,571,141
28,703	Carrefour SA	948,456
19,401	Cie Generale des Etablissements Michelin – Class B (Registered)	1,862,621
35,847	Compagnie de Saint-Gobain	1,609,986
67,003	Credit Agricole SA	940,050
11,611	Electricite de France	320,412
211,246	GDF Suez	4,687,172
16,002	GDF Suez VVPR Strip *	18
3,790	LVMH Moet Hennessy Louis Vuitton SA	692,978
352,255	Orange SA	6,424,571
93,594	Peugeot SA *	1,563,532
65,011	Renault SA	6,234,198
69,266	Sanofi	6,774,795
27,969	Schneider Electric SA	2,247,295
31,689	Societe Generale	1,460,119
296,628	Total SA	15,936,245
65,635	Veolia Environnement SA	1,277,410
41,341	Vinci SA	2,447,296
204,291	Vivendi SA	4,973,564

	Total France	62,847,121

	Germany — 10.6%
10,873	Allianz SE (Registered)	1,820,712
85,418	BASF SE	8,184,707
31,036	Bayerische Motoren Werke AG	3,922,761
16,170	Celesio AG	499,336
72,443	Daimler AG (Registered)	7,017,028
39,507	Deutsche Lufthansa AG (Registered)	578,441
29,285	Deutsche Post AG (Registered)	996,946
290,082	Deutsche Telekom AG	5,416,448
13,366	Duerr AG	1,430,289
326,395	E.ON AG	5,277,366
18,703	Freenet AG	558,328
6,046	Hannover Rueck SE	583,347
18,519	K+S AG (Registered)	597,713
5,987	Leoni AG	385,619
4,974	Merck KGaA	513,198
20,478	Metro AG *	685,003
6,739	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,398,758
96,540	RWE AG	2,699,115
16,682	Siemens AG	1,864,772
4,172	Volkswagen AG	1,033,993

	Total Germany	45,463,880

	Hong Kong — 0.3%
139,000	Galaxy Entertainment Group Ltd	702,881
136,800	Sands China Ltd	622,556

	Total Hong Kong	1,325,437

See accompanying notes to the financial statements.	57

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Ireland — 0.3%
29,838	CRH Plc	844,841
16,028	Smurfit Kappa Group Plc	448,280

	Total Ireland	1,293,121

	Israel — 1.2%
45,900	Check Point Software Technologies Ltd *	3,832,191
20,781	Teva Pharmaceutical Industries Ltd	1,179,761

	Total Israel	5,011,952

	Italy — 5.8%
747,890	A2A SPA	757,506
31,917	Azimut Holding SPA	834,741
3,603	Danieli & Co SPA – RSP	59,207
1,081,817	Enel SPA	4,986,915
318,759	ENI SPA	5,941,515
22,211	Exor SPA	988,281
135,201	Fiat Chrysler Automobiles NV *	2,087,161
192,080	Finmeccanica SPA *	2,326,070
278,930	Mediaset SPA *	1,284,972
105,112	Mediolanum SPA	798,884
2,168,945	Telecom Italia SPA *	2,592,098
1,340,255	Telecom Italia SPA-Di RISP	1,315,131
119,443	Unipol Gruppo Finanziario SPA	615,374

	Total Italy	24,587,855

	Japan — 16.5%
5,200	Asatsu-DK Inc	142,260
10,300	Bridgestone Corp	395,117
54,600	Canon Inc	1,775,901
5,200	Central Japan Railway Co	967,558
19,100	Daito Trust Construction Co Ltd	2,070,483
23,000	FujiFilm Holdings Corp	791,906
66,000	Fuji Heavy Industries Ltd	2,250,045
54,000	Hanwa Co Ltd	209,499
124,400	Haseko Corp	1,159,992
82,900	Honda Motor Co Ltd	2,741,936
92,800	Inpex Corp	1,096,888
209,000	Itochu Corp	2,340,699
185,500	Japan Tobacco, Inc.	5,855,507
32,900	JFE Holdings Inc	823,066
122,500	JX Holdings Inc	496,379
14,760	K’s Holdings Corp	455,674
58,500	Kansai Electric Power Co Inc (The) *	525,054
16,900	Kao Corp	755,617
38,100	KDDI Corp.	2,644,194
80,900	Kyocera Corp	4,093,135
83,800	Leopalace21 Corp *	460,057
231,000	Marubeni Corp	1,420,298
44,000	Mazda Motor Corp	943,212

Shares	Description	Value ($)
	Japan — continued
29,300	Medipal Holdings Corp	373,419
89,500	Mitsubishi Chemical Holdings Corp	498,949
151,900	Mitsubishi Corp	3,035,528
157,900	Mitsui & Co Ltd	2,195,488
120,000	Mitsui OSK Lines Ltd	429,204
13,500	Nagase & Co	175,147
63,100	Nippon Telegraph & Telephone Corp	3,932,922
72,000	Nippon Yusen Kabushiki Kaisha	216,220
1,286,600	Nissan Motor Co Ltd	13,554,782
9,200	Nitori Holdings Co Ltd	609,461
130,700	NTT Docomo Inc	2,323,747
92,200	Resona Holdings Inc	518,238
16,400	Ricoh Co Ltd	162,989
3,900	Ryohin Keikaku Co Ltd	508,299
2,200	Shimamura Co Ltd	213,344
309,200	Sojitz Corp	473,022
138,100	Sumitomo Corp	1,519,067
27,000	Sumitomo Metal Mining Co Ltd	426,679
129,000	Sumitomo Mitsui Trust Holdings Inc	535,952
6,200	Suzuken Co Ltd	195,906
26,200	Takeda Pharmaceutical Co., Ltd	1,341,882
189,000	Tosoh Corp	948,119
52,200	Toyota Tsusho Corp	1,447,244
30,660	USS Co Ltd	542,380

	Total Japan	70,592,465

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.8%
153,722	Aegon NV	1,189,142
24,487	Delta Lloyd NV	444,067
54,456	ING Groep NV *	807,757
120,106	Koninklijke Ahold NV	2,250,832
375,650	Koninklijke KPN NV	1,280,392
38,659	Unilever NV	1,680,072

	Total Netherlands	7,652,262

	New Zealand — 0.2%
301,434	Spark New Zealand Ltd	745,534

	Norway — 1.5%
173,946	Statoil ASA	3,267,599
56,566	Telenor ASA	1,133,679
35,677	Yara International ASA	1,962,350

	Total Norway	6,363,628

	Portugal — 0.3%
300,686	EDP-Energias de Portugal SA	1,185,246

58	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Russia — 4.5%
295,053	Gazprom OAO Sponsored ADR	1,468,494
339,542	Lukoil OAO Sponsored ADR	16,383,777
73,048	Surgutneftegas Sponsored ADR	404,830
25,780	Tatneft Sponsored ADR	812,789

	Total Russia	19,069,890

	Singapore — 0.3%
2,459,000	Golden Agri-Resources Ltd	728,126
145,670	Singapore Telecommunications Ltd	450,650

	Total Singapore	1,178,776

	South Africa — 0.0%
24,286	Telkom South Africa Ltd *	171,009

	South Korea — 1.7%
5,262	Samsung Electronics Co Ltd	6,508,074
3,420	SK Holdings Co Ltd	579,743

	Total South Korea	7,087,817

	Spain — 4.6%
30,318	ACS Actividades de Construccion y Servicios SA	1,124,311
22,039	Enagas	675,393
36,223	Ferrovial SA	766,366
85,201	Gas Natural SDG SA	2,055,763
13,135	Grifols SA	532,210
643,923	Iberdrola SA	4,394,709
121,609	Repsol YPF SA	2,344,863
509,503	Telefonica SA	7,915,218

	Total Spain	19,808,833

	Sweden — 1.2%
162,273	Ericsson LM – Class B	2,095,606
15,638	Investor AB – B shares	621,151
23,475	Swedbank AB – Class A	611,037
255,928	TeliaSonera AB	1,625,271

	Total Sweden	4,953,065

	Switzerland — 2.2%
97,745	ABB Ltd (Registered)	2,094,583
9,568	Holcim Ltd (Registered)	738,126
39,786	Nestle SA (Registered)	3,109,427
6,672	Novartis AG (Registered) *	682,373
3,166	Swiss Life Holding AG (Registered)	751,794
1,284	Swisscom AG (Registered)	736,023
4,715	Zurich Insurance Group AG	1,507,900

	Total Switzerland	9,620,226

Shares	Description	Value ($)
	Taiwan — 0.3%
665,000	Compal Electronics Inc	515,241
87,720	Hon Hai Precision Industry Co Ltd	242,391
421,270	Wistron Corp	396,367

	Total Taiwan	1,153,999

	United Kingdom — 19.5%
14,027	Associated British Foods Plc	674,349
185,087	AstraZeneca Plc	12,755,051
243,550	BAE Systems Plc	1,996,164
55,298	Balfour Beatty Plc	213,984
116,005	Barclays Plc	459,360
48,686	BG Group Plc	716,788
1,815,584	BP Plc	12,503,434
18,878	British American Tobacco Plc	1,100,626
148,564	BT Group Plc	1,041,629
25,821	Bunzl Plc	754,352
335,992	Centrica Plc	1,265,008
153,565	Cobham Plc	807,695
13,181	Compass Group Plc	233,741
50,056	Drax Group Plc	319,015
24,214	easyJet Plc	645,728
134,381	GlaxoSmithKline Plc	3,186,354
32,951	Halfords Group Plc	226,162
110,495	Home Retail Group Plc	345,009
31,010	Imperial Tobacco Group Plc	1,526,077
40,924	Inchcape Plc	464,075
282,467	Legal & General Group Plc	1,215,606
85,760	Marks & Spencer Group Plc	666,480
22,920	Next Plc	2,649,405
26,756	Pearson Plc	585,375
32,333	Prudential Plc	811,437
9,253	Reckitt Benckiser Group Plc	835,193
359,944	Royal Dutch Shell Plc A Shares (London)	11,726,433
211,928	Royal Dutch Shell Plc B Shares (London)	7,183,050
16,856	Scottish & Southern Energy Plc	408,810
743,298	Tesco Plc	2,813,744
437,692	Thomas Cook Group Plc *	842,892
53,614	TUI AG	970,740
61,479	Unilever Plc	2,711,637
1,730,298	Vodafone Group Plc	5,989,101
197,670	William Morrison Supermarket Plc	595,906
106,984	William Hill Plc	623,055
53,284	WPP Plc	1,258,910

	Total United Kingdom	83,122,375

	TOTAL COMMON STOCKS (COST $337,186,698)	406,184,903

See accompanying notes to the financial statements.	59

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 2.9%

		Brazil — 0.1%
	31,900	Telefonica Brasil SA	595,832

		Germany — 1.4%
	26,727	Porsche Automobil Holding SE	2,475,732
	14,231	Volkswagen AG	3,592,000

		Total Germany	6,067,732

		Russia — 0.4%
	61,000	Surgutneftegas OAO Sponsored ADR	369,660
	2,752,869	Surgutneftegaz OJSC *	1,722,247

		Total Russia	2,091,907

		South Korea — 1.0%
	4,227	Samsung Electronics Co Ltd	4,041,673

		TOTAL PREFERRED STOCKS (COST $11,998,071)	12,797,144

		MUTUAL FUNDS — 1.3%

		United States — 1.3%
		Affiliated Issuers
	223,887	GMO U.S. Treasury Fund	5,597,170

		TOTAL MUTUAL FUNDS (COST $5,597,170)	5,597,170

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
EUR	736,039	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	823,665
HKD	135,432	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	17,462
JPY	1,570,100	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	13,125
NOK	234,828	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.39%, due 03/02/15	30,632
USD	365,271	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	365,271

		Total Time Deposits	1,250,155

		TOTAL SHORT-TERM INVESTMENTS (COST $1,250,155)	1,250,155

		TOTAL INVESTMENTS — 99.7% (Cost $356,032,094)	425,829,372
		Other Assets and Liabilities (net) — 0.3%	1,218,336

		TOTAL NET ASSETS — 100.0%	$427,047,708

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

60	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team and the Global Equity Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO U.S. Equity Allocation Fund returned +12.18% for the fiscal year ended February 28, 2015, as compared with +15.51% for the S&P 500 Index.

Exposure to U.S. quality contributed to relative returns; however, exposure to U.S. opportunistic value detracted from relative returns and more than offset the positive impact from U.S. quality.

Energy was the worst performing sector in the S&P 500, and the Fund’s overweight to Energy had a negative impact on relative performance. Overweight positions in Information Technology and Consumer Staples both had a positive impact. Relative to the benchmark, sector allocation was positive and stock selection was negative for the period.

Top stock contributions to relative performance came from overweight positions in technology company Cisco Systems and two health care companies, Covidien and UnitedHealth Group. Detractors to relative performance included integrated oil companies Chevron and Exxon Mobil and internet company Google.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

Class III Shares and the S&P 500 Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO U.S. Core Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015

Asset Class Summary*	% of Total Net Assets
Common Stocks	98.0%
Mutual Funds	1.8
Short-Term Investments	0.1
Other	0.1

100.0%

Industry Group Summary	% of Equity Investments**
Software & Services	18.1%
Health Care Equipment & Services	13.1
Technology Hardware & Equipment	10.4
Energy	9.8
Food, Beverage & Tobacco	9.4
Capital Goods	7.6
Pharmaceuticals, Biotechnology & Life Sciences	7.4
Retailing	6.4
Household & Personal Products	5.9
Food & Staples Retailing	3.5
Consumer Durables & Apparel	2.2
Materials	1.4
Banks	1.3
Consumer Services	1.1
Diversified Financials	0.9
Semiconductors & Semiconductor Equipment	0.7
Transportation	0.4
Commercial & Professional Services	0.2
Automobiles & Components	0.1
Media	0.1

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. The table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 98.0%

	Automobiles & Components — 0.1%
225,252	Gentex Corp.	3,968,940

	Banks — 1.3%
1,391,800	JPMorgan Chase & Co.	85,289,504

	Capital Goods — 7.4%
858,800	3M Co.	144,836,620
190,026	Ametek, Inc.	10,097,982
25,900	Applied Industrial Technologies, Inc.	1,134,679
34,700	Clarcor, Inc.	2,283,607
7,600	Cummins, Inc.	1,080,948
736,200	Danaher Corp.	64,255,536
99,565	Donaldson Co., Inc.	3,687,888
125,555	Dover Corp.	9,046,238
669,400	Emerson Electric Co.	38,771,648
186,213	Fastenal Co.	7,737,150
50,696	Flowserve Corp.	3,149,742
13,600	Fluor Corp.	788,800
18,265	General Dynamics Corp.	2,534,817
419,700	Honeywell International, Inc.	43,136,766
48,467	Hubbell, Inc. – Class B	5,515,545
426,311	Illinois Tool Works, Inc.	42,145,105
22,900	Lincoln Electric Holdings, Inc.	1,581,016
11,700	Middleby Corp. (The) *	1,247,337
29,100	MSC Industrial Direct Co., Inc. – Class A	2,124,009
81,508	Pall Corp.	8,216,821
11,600	Parker-Hannifin Corp.	1,423,204
138,700	Precision Castparts Corp.	30,000,810
119,705	Rockwell Automation, Inc.	14,010,273
27,557	Rockwell Collins, Inc.	2,454,778
59,700	Roper Industries, Inc.	10,003,929
23,900	Snap-on, Inc.	3,518,797
28,200	Toro Co. (The)	1,907,730
196,800	United Technologies Corp.	23,991,888
9,600	Valmont Industries, Inc.	1,196,640
58,300	Wabtec Corp.	5,532,087
60,800	WW Grainger, Inc.	14,404,128

	Total Capital Goods	501,816,518

	Commercial & Professional Services — 0.2%
86,100	Equifax, Inc.	8,039,157
13,700	Rollins, Inc.	459,498
15,100	Stericycle, Inc. *	2,038,047

	Total Commercial & Professional Services	10,536,702

	Consumer Durables & Apparel — 2.1%
201,465	Coach, Inc.	8,773,801
40,300	Fossil Group, Inc. *	3,466,203
56,900	Garmin Ltd.	2,823,947

Shares	Description	Value ($)

	Consumer Durables & Apparel — continued
74,500	Hasbro, Inc.	4,642,468
44,300	Lululemon Athletica, Inc. *	3,031,892
292,457	Mattel, Inc.	7,697,468
725,280	Nike, Inc. – Class B	70,439,194
42,916	Polaris Industries, Inc.	6,580,310
41,601	Ralph Lauren Corp.	5,716,393
25,600	Steven Madden Ltd. *	934,656
40,900	Tupperware Brands Corp.	2,920,260
39,500	Under Armour, Inc. – Class A *	3,041,895
318,700	VF Corp.	24,431,542

	Total Consumer Durables & Apparel	144,500,029

	Consumer Services — 1.0%
7,800	Buffalo Wild Wings, Inc. *	1,490,736
10,000	Chipotle Mexican Grill, Inc. *	6,649,700
36,600	Grand Canyon Education, Inc. *	1,678,476
578,800	McDonald’s Corp.	57,243,320
7,900	Panera Bread Co. – Class A *	1,275,297
76,986	Texas Roadhouse, Inc.	2,897,753

	Total Consumer Services	71,235,282

	Diversified Financials — 0.9%
709,700	American Express Co.	57,904,423

	Energy — 9.6%
212,500	Apache Corp.	13,991,000
2,300,744	Chevron Corp.	245,443,370
1,138,000	ConocoPhillips	74,197,600
118,500	Denbury Resources, Inc.	995,400
107,200	Devon Energy Corp.	6,602,448
2,698,100	Exxon Mobil Corp.	238,889,774
74,000	Hess Corp.	5,555,920
549,700	Marathon Oil Corp.	15,314,642
134,400	Murphy Oil Corp.	6,839,616
548,700	Occidental Petroleum Corp.	42,732,756

	Total Energy	650,562,526

	Food & Staples Retailing — 3.4%
402,400	Costco Wholesale Corp.	59,136,704
562,800	CVS Caremark Corp.	58,458,036
415,857	Sysco Corp.	16,214,264
33,500	United Natural Foods, Inc. *	2,781,840
1,134,578	Wal-Mart Stores, Inc.	95,225,132
16,326	Whole Foods Market, Inc.	922,256

	Total Food & Staples Retailing	232,738,232

	Food, Beverage & Tobacco — 9.3%
74,450	Brown-Forman Corp. – Class B	6,826,320
20,285	Campbell Soup Co.	945,078
5,431,000	Coca-Cola Co. (The)	235,162,300

See accompanying notes to the financial statements.	65

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	Food, Beverage & Tobacco — continued
201,300	General Mills, Inc.	10,827,927
104,700	Hershey Co. (The)	10,865,766
111,832	Hormel Foods Corp.	6,543,290
300	J&J Snack Foods Corp.	30,357
17,937	Lancaster Colony Corp.	1,639,442
108,000	McCormick & Co., Inc. (Non Voting)	8,141,040
82,500	Monster Beverage Corp. *	11,642,400
256,663	PepsiCo, Inc.	25,404,504
3,519,903	Philip Morris International, Inc.	292,011,153
203,750	Reynolds American, Inc.	15,407,575

	Total Food, Beverage & Tobacco	625,447,152

	Health Care Equipment & Services — 12.9%
1,638,600	Abbott Laboratories	77,620,482
65,500	AmerisourceBergen Corp.	6,730,780
69,598	Anthem, Inc.	10,192,627
250,809	Baxter International, Inc.	17,343,442
173,200	Becton, Dickinson and Co.	25,411,904
198,160	Cerner Corp.*	14,279,410
68,770	CR Bard, Inc.	11,631,758
72,300	Edwards Lifesciences Corp. *	9,617,346
4,136,650	Express Scripts Holding Co. *	350,746,554
94,500	Henry Schein, Inc. *	13,234,725
145,900	Humana, Inc.	23,983,042
27,400	IDEXX Laboratories, Inc. *	4,297,142
26,860	Intuitive Surgical, Inc. *	13,430,000
35,180	Laboratory Corp. of America Holdings *	4,328,195
52,900	Masimo Corp. *	1,558,963
55,500	Mednax, Inc. *	3,966,585
1,186,016	Medtronic Plc	92,022,981
39,400	Patterson Cos., Inc.	1,972,955
74,403	ResMed, Inc.	4,788,577
41,400	Sirona Dental Systems, Inc. *	3,759,948
255,400	St Jude Medical, Inc.	17,030,072
18,800	STERIS Corp.	1,212,976
369,900	Stryker Corp.	35,048,025
875,974	UnitedHealth Group, Inc.	99,536,926
96,900	Varian Medical Systems, Inc. *	9,008,793
132,069	Zimmer Holdings, Inc.	15,899,787

	Total Health Care Equipment & Services	868,653,995

	Household & Personal Products — 5.8%
129,200	Church & Dwight Co., Inc.	11,000,088
1,131,923	Colgate-Palmolive Co.	80,162,787
152,481	Estee Lauder Cos , Inc. (The) – Class A	12,605,604
50,900	Herbalife Ltd. *	1,578,409
82,999	Kimberly-Clark Corp.	9,101,670
3,246,800	Procter & Gamble Co. (The)	276,400,084
5,374	WD-40 Co.	436,369

	Total Household & Personal Products	391,285,011

Shares	Description	Value ($)

	Materials — 1.4%
47,620	AptarGroup, Inc.	3,136,729
36,200	International Flavors & Fragrances, Inc.	4,413,866
573,000	Monsanto Co.	69,006,390
12,907	Sherwin-Williams Co. (The)	3,681,077
107,400	Sigma-Aldrich Corp.	14,827,644

	Total Materials	95,065,706

	Media — 0.1%
52,200	Scripps Networks Interactive, Inc. – Class A	3,774,060

	Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
91,200	Agilent Technologies, Inc.	3,849,552
147,000	Allergan, Inc.	34,212,780
348,288	Amgen, Inc.	54,931,984
21,800	Bio-Techne Corp.	2,126,154
178,756	Biogen Idec, Inc. *	73,216,670
189,595	Eli Lilly & Co.	13,303,881
2,860,600	Johnson & Johnson	293,240,106
21,200	Mettler-Toledo International, Inc. *	6,660,404
74,100	Waters Corp.*	8,920,158

	Total Pharmaceuticals, Biotechnology & Life Sciences	490,461,689

	Retailing — 6.2%
876,054	Amazon.com, Inc. *	333,040,689
210,602	Bed Bath & Beyond, Inc. *	15,723,545
20,042	Dollar Tree, Inc. *	1,596,946
137,600	Genuine Parts Co.	13,220,608
32,600	LKQ Corp. *	801,145
6,700	Priceline Group , Inc. (The) *	8,291,116
140,744	Ross Stores, Inc.	14,892,123
57,692	Tiffany & Co.	5,089,588
401,845	TJX Cos., Inc. (The)	27,582,641
20,500	Tractor Supply Co.	1,806,460

	Total Retailing	422,044,861

	Semiconductors & Semiconductor Equipment — 0.7%
281,700	Analog Devices, Inc.	16,490,718
28,700	Avago Technologies Ltd.	3,662,694
187,964	Linear Technology Corp.	9,057,045
86,100	Skyworks Solutions, Inc.	7,555,275
257,400	Xilinx, Inc.	10,906,038

	Total Semiconductors & Semiconductor Equipment	47,671,770

	Software & Services — 17.7%
719,498	Accenture Plc – Class A	64,776,405
115,300	Akamai Technologies, Inc. *	8,014,503
60,100	Ansys, Inc. *	5,166,797
64,100	Automatic Data Processing, Inc.	5,694,644

66	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	Software & Services — continued
279,672	CA, Inc.	9,094,933
157,400	Citrix Systems, Inc. *	10,022,445
569,900	Cognizant Technology Solutions Corp. – Class A *	35,610,202
807,375	eBay, Inc. *	46,755,086
24,300	FactSet Research Systems, Inc.	3,779,865
43,000	Gartner, Inc. *	3,573,730
509,095	Google, Inc. – Class A *	286,432,120
79,620	Google, Inc. – Class C *	44,459,808
65,100	Informatica Corp. *	2,795,720
172,129	International Business Machines Corp.	27,874,570
229,900	Intuit, Inc.	22,445,137
12,400	j2 Global, Inc.	833,900
71,588	Jack Henry & Associates, Inc.	4,689,014
704,530	Mastercard, Inc. – Class A	63,499,289
5,177,457	Microsoft Corp.	227,031,489
29,200	NetScout Systems, Inc. *	1,177,344
5,517,015	Oracle Corp.	241,755,597
289,800	Paychex, Inc.	14,442,183
112,000	Red Hat, Inc. *	7,741,440
27,000	SolarWinds, Inc. *	1,369,710
14,476	Syntel, Inc. *	715,114
1,130,494	Teradata Corp. *	50,329,593
168,873	Total System Services, Inc.	6,450,949

	Total Software & Services	1,196,531,587

	Technology Hardware & Equipment — 10.2%
223,300	Amphenol Corp. – Class A	12,607,518
2,207,856	Apple, Inc.	283,621,182
4,768,182	Cisco Systems, Inc.	140,709,051
17,400	Dolby Laboratories, Inc. – Class A	704,178
1,982,900	EMC Corp.	57,385,126
61,774	F5 Networks, Inc. *	7,296,436
21,700	FLIR Systems, Inc.	700,476
156,500	NetApp, Inc.	6,048,725
2,243,300	Qualcomm, Inc.	162,661,683
499,351	Ubiquiti Networks, Inc.	15,799,465

	Total Technology Hardware & Equipment	687,533,840

	Transportation — 0.4%
144,500	CH Robinson Worldwide, Inc.	10,736,350
192,700	Expeditors International of Washington, Inc.	9,307,410
46,900	Heartland Express, Inc.	1,180,473
31,800	JB Hunt Transport Services, Inc.	2,718,900
53,600	Knight Transportation, Inc.	1,772,016
34,993	Landstar System, Inc.	2,457,209

	Total Transportation	28,172,358

	TOTAL COMMON STOCKS (COST $5,862,548,324)	6,615,194,185

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.8%

	Affiliated Issuers — 1.8%
4,831,240	GMO U.S. Treasury Fund	120,781,000

	TOTAL MUTUAL FUNDS (COST $120,781,000)	120,781,000

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
10,522,037	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	10,522,037

	TOTAL SHORT-TERM INVESTMENTS (COST $10,522,037)	10,522,037

	TOTAL INVESTMENTS — 99.9% (Cost $5,993,851,361)	6,746,497,222
	Other Assets and Liabilities (net) — 0.1%	3,639,235

	TOTAL NET ASSETS — 100.0%	$6,750,136,457

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 68.

See accompanying notes to the financial statements.	67

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2015

Portfolio Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

68	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$444,636,547	$12,770,301,197	$1,916,980,649	$278,722,441	$10,186,230,963
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	6,293,617	237,383,000	17,379,000	3,204,207	86,191,000
Foreign currency, at value (Note 2)(c)	153,641	737	949	304,093	—
Receivable for investments sold	7,042,100	952,750	244,641	994,050	15,247,512
Receivable for Fund shares sold	—	2,351,906	126,200	—	5,006,262
Dividends receivable	923,125	34,473,696	4,787,929	454,100	18,195,398
Dividend withholding tax receivable	132,565	8,518,158	1,544,568	138,381	—
Foreign capital gains tax refund receivable	129	—	—	11,407	13,054,123
Receivable for foreign currency sold	2,203	15,279	39,866	846	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	32,273	367,803	51,598	15,612	145,230
Miscellaneous receivable	255	7,005	1,310	106	—

Total assets	459,216,455	13,054,371,531	1,941,156,710	283,845,243	10,324,070,488

Liabilities:
Payable for investments purchased	13,804	13,804	75,920	—	2,239,787
Payable for Fund shares repurchased	10,225,564	30,039,293	186,955	—	14,855,285
Payable to affiliate for (Note 5):
Management fee	160,375	5,131,740	572,204	132,154	2,668,360
Shareholder service fee	42,209	998,509	155,577	33,038	915,704
Payable for foreign currency purchased	6	—	—	—	—
Payable to agents unaffiliated with GMO	58	1,362	202	29	1,129
Payable to Trustees and related expenses	552	16,581	2,366	372	14,047
Accrued expenses	229,513	2,288,062	460,063	234,141	697,652

Total liabilities	10,672,081	38,489,351	1,453,287	399,734	21,391,964

Net assets	$448,544,374	$13,015,882,180	$1,939,703,423	$283,445,509	$10,302,678,524

(a) Cost of investments – unaffiliated issuers:	$404,465,643	$12,330,986,606	$1,858,850,259	$272,111,165	$8,602,400,600
(b) Cost of investments – affiliated issuers:	$6,293,617	$237,383,000	$17,379,000	$3,204,207	$86,191,000
(c) Cost of foreign currency:	$158,233	$738	$950	$303,536	$—

See accompanying notes to the financial statements.	69

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund
Net assets consist of:
Paid-in capital	$409,030,100	$12,750,947,659	$2,188,770,924	$281,347,336	$8,141,892,615
Accumulated undistributed net investment income	1,739,423	—	1,710,000	—	21,151,958
Distributions in excess of net investment income	—	(2,622,963)	—	(1,024,686)	—
Accumulated net realized gain (loss)	(2,358,954)	(169,870,847)	(308,553,573)	(3,450,431)	556,362,778
Net unrealized appreciation (depreciation)	40,133,805	437,428,331	57,776,072	6,573,290	1,583,271,173

	$448,544,374	$13,015,882,180	$1,939,703,423	$283,445,509	$10,302,678,524

Net assets attributable to:
Class II shares	$—	$118,736,648	$—	$—	$—

Class III shares	$158,906,927	$1,523,128,200	$592,365,148	$283,445,509	$5,336,063,157

Class IV shares	$289,637,447	$11,374,017,332	$1,346,482,900	$—	$2,201,876,058

Class V shares	$—	$—	$—	$—	$267,809,481

Class VI shares	$—	$—	$855,375	$—	$2,496,929,828

Shares outstanding:
Class II	—	5,068,536	—	—	—

Class III	6,375,275	64,276,789	19,638,434	37,034,710	232,170,169

Class IV	11,612,009	480,710,043	44,673,683	—	95,700,670

Class V	—	—	—	—	11,639,466

Class VI	—	—	28,406	—	108,609,002

Net asset value per share:
Class II	$—	$23.43	$—	$—	$—

Class III	$24.93	$23.70	$30.16	$7.65	$22.98

Class IV	$24.94	$23.66	$30.14	$—	$23.01

Class V	$—	$—	$—	$—	$23.01

Class VI	$—	$—	$30.11	$—	$22.99

70	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund*
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$141,309,048	$447,548,071	$420,232,202	$6,625,716,222
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	2,204,400	—	5,597,170	120,781,000
Foreign currency, at value (Note 2)(c)	244,432	—	137,659	—
Receivable for investments sold	—	—	86,310	10,065,335
Receivable for Fund shares sold	—	—	—	24,689
Dividends receivable	307,860	—	1,169,271	11,959,576
Dividend withholding tax receivable	4,189	—	271,084	—
Foreign capital gains tax refund receivable	—	—	—	1,262,329
Receivable for foreign currency sold	—	—	13,193	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	345	15,013	9,681	63,088
Miscellaneous receivable	121	—	171	—

Total assets	144,070,395	447,563,084	427,516,741	6,769,872,239

Liabilities:
Payable for investments purchased	832,113	—	38,908	—
Payable for Fund shares repurchased	—	—	—	17,345,810
Payable to affiliate for (Note 5):
Management fee	50,415	156,337	166,003	1,672,680
Shareholder service fee	11,011	19,716	49,801	327,989
Payable for foreign currency purchased	1,274	—	—	—
Written options outstanding, at value (Note 4)(d)	—	2,881,398	—	—
Payable to agents unaffiliated with GMO	—	58	57	753
Payable to Trustees and related expenses	214	614	528	9,575
Accrued expenses	133,143	114,680	213,736	378,975

Total liabilities	1,028,170	3,172,803	469,033	19,735,782

Net assets	$143,042,225	$444,390,281	$427,047,708	$6,750,136,457

(a) Cost of investments – unaffiliated issuers:	$160,605,911	$447,532,071	$350,434,924	$5,873,070,361
(b) Cost of investments – affiliated issuers:	$2,204,400	$—	$5,597,170	$120,781,000
(c) Cost of foreign currency:	$242,156	$—	$135,954	$—
(d) Premiums on options:	$—	$9,022,610	$—	$—

See accompanying notes to the financial statements.	71

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund*
Net assets consist of:
Paid-in capital	$168,893,349	$425,086,517	$379,190,160	$5,914,520,065
Accumulated undistributed net investment income (loss)	—	—	597,146	8,527,869
Distributions in excess of net investment income	(112,512)	(269,551)	—	—
Accumulated net realized gain (loss)	(6,443,575)	13,416,103	(22,486,950)	74,482,609
Net unrealized appreciation (depreciation)	(19,295,037)	6,157,212	69,747,352	752,605,914

	$143,042,225	$444,390,281	$427,047,708	$6,750,136,457

Net assets attributable to:
Class III shares	$23,733,976	$4,831,552	$427,047,708	$286,934,404

Class IV shares	$119,308,249	$7,094,195	$—	$431,841,484

Class VI shares	$—	$432,464,534	$—	$6,031,360,569

Shares outstanding:
Class III	1,453,731	487,307	25,424,708	17,276,113

Class IV	7,327,458	713,890	—	26,051,975

Class VI	—	43,514,064	—	364,591,483

Net asset value per share:
Class III	$16.33	$9.91	$16.80	$16.61

Class IV	$16.28	$9.94	$—	$16.58

Class VI	$—	$9.94	$—	$16.54

*	Formerly U.S. Core Equity Fund.

72	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$12,173,333	$441,698,740	$67,134,047	$9,053,570	$248,617,184
Dividends from affiliated issuers (Note 10)	2,403	39,732	10,912	1,137	26,740
Interest	2,261	60,751	7,468	1,733	—

Total investment income	12,177,997	441,799,223	67,152,427	9,056,440	248,643,924

Expenses:
Management fee (Note 5)	2,011,349	67,613,295	7,590,719	1,865,551	37,261,597
Shareholder service fee – Class II (Note 5)	—	273,800	—	—	—
Shareholder service fee – Class III (Note 5)	250,922	2,005,359	826,069	466,388	8,308,480
Shareholder service fee – Class IV (Note 5)	279,685	10,855,169	1,045,019	—	1,964,481
Shareholder service fee – Class V (Note 5)	—	—	—	—	661,277
Shareholder service fee – Class VI (Note 5)	—	—	157,142	—	1,706,925
Audit and tax fees	95,157	204,545	100,848	131,940	129,148
Custodian and fund accounting agent fees	457,695	4,821,840	1,105,001	371,092	1,527,085
Legal fees	10,228	219,688	31,739	6,829	175,579
Registration fees	5,176	106,320	17,076	4,732	29,462
Transfer agent fees	38,011	56,099	50,780	27,197	—
Trustees fees and related expenses (Note 5)	5,080	153,139	21,781	3,538	127,900
Miscellaneous	38,084	119,126	40,000	39,201	78,739

Total expenses	3,191,387	86,428,380	10,986,174	2,916,468	51,970,673
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(627,719)	(5,406,154)	(1,328,205)	(531,293)	(1,870,123)

Net expenses	2,563,668	81,022,226	9,657,969	2,385,175	50,100,550

Net investment income (loss)	9,614,329	360,776,997	57,494,458	6,671,265	198,543,374

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)	47,140,991	695,984,270	152,028,753	31,722,092	1,729,569,156
Realized gain distributions from affiliated issuers (Note 10)	778	18,758	6,274	376	4,084
Futures contracts	265,741	—	—	—	—
Foreign currency, forward contracts and foreign currency related transactions	1,358	100,990	(75,819)	(81,032)	76,292

Net realized gain (loss)	47,408,868	696,104,018	151,959,208	31,641,436	1,729,649,532

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(32,870,557)	(1,477,580,070)	(270,778,314)	(56,119,671)	(372,264,634)
Futures contracts	11,265	—	—	—	—
Foreign currency, forward contracts and foreign currency related transactions	399,664	15,334,954	2,264,550	444,613	(1,304,806)

Net unrealized gain (loss)	(32,459,628)	(1,462,245,116)	(268,513,764)	(55,675,058)	(373,569,440)

Net realized and unrealized gain (loss)	14,949,240	(766,141,098)	(116,554,556)	(24,033,622)	1,356,080,092

Net increase (decrease) in net assets resulting from operations	$24,563,569	$(405,364,101)	$(59,060,098)	$(17,362,357)	$1,554,623,466

(a) Withholding tax:	$1,017,010	$49,382,202	$7,769,366	$806,978	$3,691,291

See accompanying notes to the financial statements.	73

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund*
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$7,708,490	$164	$15,361,542	$153,388,200
Dividends from affiliated issuers (Note 10)	912	86,146	2,673	25,335
Interest	1,517	72,296	1,874	2,660

Total investment income	7,710,919	158,606	15,366,089	153,416,195

Expenses:
Management fee (Note 5)	869,544	2,905,620	2,281,763	23,059,382
Shareholder service fee – Class III (Note 5)	79,353	10,327	684,529	594,361
Shareholder service fee – Class IV (Note 5)	121,007	18,195	—	248,404
Shareholder service fee – Class V (Note 5)	—	—	—	84,553 **
Shareholder service fee – Class VI (Note 5)	—	341,337	—	3,681,915
Audit and tax fees	67,826	59,687	106,646	96,404
Custodian and fund accounting agent fees	198,944	118,934	399,200	935,489
Legal fees	5,706	38,846	10,199	120,394
Registration fees	8,462	13,449	3,361	274,423
Transfer agent fees	38,029	—	27,243	—
Trustees fees and related expenses (Note 5)	1,990	7,424	5,094	88,372
Miscellaneous	16,335	23,083	29,062	41,856

Total expenses	1,407,196	3,536,902	3,547,097	29,225,553
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(152,923)	(224,547)	(545,338)	(1,436,176)

Net expenses	1,254,273	3,312,355	3,001,759	27,789,377

Net investment income (loss)	6,456,646	(3,153,749)	12,364,330	125,626,818

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	3,745,860	15,653	30,592,776	898,972,059
Investments in affiliated issuers	—	(69,972)	—	—
Realized gain distributions from affiliated issuers (Note 10)	644	11,130	956	7,353
Written options	—	46,223,044	—	—
Foreign currency, forward contracts and foreign currency related transactions	(2,340)	(17,162)	(782,143)	—

Net realized gain (loss)	3,744,164	46,162,693	29,811,589	898,979,412

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(23,181,257)	16,000	(58,401,709)	(192,680,191)
Investments in affiliated issuers	—	69,972	—	—
Written options	—	2,073,427	—	—
Foreign currency, forward contracts and foreign currency related transactions	1,074	(3,926)	413,194	(123,170)

Net unrealized gain (loss)	(23,180,183)	2,155,473	(57,988,515)	(192,803,361)

Net realized and unrealized gain (loss)	(19,436,019)	48,318,166	(28,176,926)	706,176,051

Net increase (decrease) in net assets resulting from operations	$(12,979,373)	$45,164,417	$(15,812,596)	$831,802,869

(a) Withholding tax:	$981,224	$—	$1,789,959	$—

*	Formerly U.S. Core Equity Fund.
**	Class V liquidated on July 30, 2014.

74	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Developed World Stock Fund		International Equity Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,614,329	$9,450,171	$360,776,997	$462,376,744
Net realized gain (loss)	47,408,868	45,074,273	696,104,018	1,140,345,115
Change in net unrealized appreciation (depreciation)	(32,459,628)	42,454,351	(1,462,245,116)	1,375,715,806

Net increase (decrease) in net assets from operations	24,563,569	96,978,795	(405,364,101)	2,978,437,665

Distributions to shareholders from:
Net investment income
Class II	—	—	(5,103,577)	(2,897,674)
Class III	(4,530,295)	(2,807,498)	(55,740,632)	(32,375,293)
Class IV	(7,796,353)	(4,478,100)	(521,384,627)	(251,250,369)

Total distributions from net investment income	(12,326,648)	(7,285,598)	(582,228,836)	(286,523,336)

Net realized gains
Class II	—	—	(4,247,677)	—
Class III	—	—	(43,936,762)	—
Class IV	—	—	(431,826,541)	—

Total distributions from net realized gains	—	—	(480,010,980)	—

Net share transactions (Note 9):
Class II	—	—	(8,069,795)	(63,475,036)
Class III	(16,281,175)	(9,758,050)	94,273,823	(325,625,377)
Class IV	7,796,353	4,471,639	776,079,487	2,242,413,275
Class M	—	—	—	(12,304,996)

Increase (decrease) in net assets resulting from net share transactions	(8,484,822)	(5,286,411)	862,283,515	1,841,007,866

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	8,330	11,313	—	—
Class IV	13,850	17,630	—	—

Increase in net assets resulting from purchase premiums and redemption fees	22,180	28,943	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(8,462,642)	(5,257,468)	862,283,515	1,841,007,866

Total increase (decrease) in net assets	3,774,279	84,435,729	(605,320,402)	4,532,922,195

Net assets:
Beginning of period	444,770,095	360,334,366	13,621,202,582	9,088,280,387

End of period	$448,544,374	$444,770,095	$13,015,882,180	$13,621,202,582

Accumulated undistributed net investment income	$1,739,423	$3,894,607	$—	$193,554,028

Distributions in excess of net investment income	$—	$—	$(2,622,963)	$—

See accompanying notes to the financial statements.	75

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Large/Mid Cap Equity Fund		International Small Companies Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$57,494,458	$114,151,253	$6,671,265	$5,682,802
Net realized gain (loss)	151,959,208	410,305,593	31,641,436	61,944,793
Change in net unrealized appreciation (depreciation)	(268,513,764)	167,233,338	(55,675,058)	27,915,019

Net increase (decrease) in net assets from operations	(59,060,098)	691,690,184	(17,362,357)	95,542,614

Distributions to shareholders from:
Net investment income
Class III	(23,901,279)	(28,169,029)	(7,239,606)	(16,821,072)
Class IV	(50,723,551)	(67,488,285)	—	—
Class VI	(12,974,926)	(38,097,989)	—	—

Total distributions from net investment income	(87,599,756)	(133,755,303)	(7,239,606)	(16,821,072)

Net realized gains
Class III	(37,850,457)	—	(59,619,267)	(6,602,273)
Class IV	(79,302,894)	—	—	—
Class VI	(20,056,045)	—	—	—

Total distributions from net realized gains	(137,209,396)	—	(59,619,267)	(6,602,273)

Net share transactions (Note 9):
Class III	74,757,683	(138,591,918)	(15,427,943)	(3,199,041)
Class IV	243,452,691	(401,686,451)	—	—
Class VI	(275,378,617)	(2,335,478,223)	—	—

Increase (decrease) in net assets resulting from net share transactions	42,831,757	(2,875,756,592)	(15,427,943)	(3,199,041)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	406,473	210,862

Increase in net assets resulting from purchase premiums and redemption fees	—	—	406,473	210,862

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	42,831,757	(2,875,756,592)	(15,021,470)	(2,988,179)

Total increase (decrease) in net assets	(241,037,493)	(2,317,821,711)	(99,242,700)	69,131,090

Net assets:
Beginning of period	2,180,740,916	4,498,562,627	382,688,209	313,557,119

End of period	$1,939,703,423	$2,180,740,916	$283,445,509	$382,688,209

Accumulated undistributed net investment income	$1,710,000	$28,089,510	$—	$—

Distributions in excess of net investment income	$—	$—	$(1,024,686)	$(2,873,851)

76	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Quality Fund		Resources Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$198,543,374	$283,068,440	$6,456,646	$4,303,283
Net realized gain (loss)	1,729,649,532	2,257,699,493	3,744,164	2,510,131
Change in net unrealized appreciation (depreciation)	(373,569,440)	(260,773,061)	(23,180,183)	2,978,631

Net increase (decrease) in net assets from operations	1,554,623,466	2,279,994,872	(12,979,373)	9,792,045

Distributions to shareholders from:
Net investment income
Class III	(103,570,682)	(118,691,386)	(1,367,521)	(1,446,887)
Class IV	(37,129,344)	(50,692,652)	(5,605,478)	(2,587,331)
Class V	(15,931,503)	(6,932,214)	—	—
Class VI	(58,556,121)	(97,143,981)	—	—

Total distributions from net investment income	(215,187,650)	(273,460,233)	(6,972,999)	(4,034,218)

Net realized gains
Class III	(1,057,004,236)	(537,513,943)	(2,298,708)	(870,197)
Class IV	(354,305,116)	(222,766,723)	(8,515,008)	(1,558,527)
Class V	(155,846,978)	(30,388,992)	—	—
Class VI	(576,578,046)	(415,961,923)	—	—

Total distributions from net realized gains	(2,143,734,376)	(1,206,631,581)	(10,813,716)	(2,428,724)

Net share transactions (Note 9):
Class III	2,565,660	(1,343,996,398)	(52,796,662)	(26,061,108)
Class IV	186,111,449	(56,839,658)	6,266,723	138,120,646
Class V	(319,202,266)	156,145,402	—	—
Class VI	(973,711,295)	(700,847,320)	—	—

Increase (decrease) in net assets resulting from net share transactions	(1,104,236,452)	(1,945,537,974)	(46,529,939)	112,059,538

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	172,706	224,376
Class IV	—	—	161,655	150,205

Increase in net assets resulting from purchase premiums and redemption fees	—	—	334,361	374,581

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,104,236,452)	(1,945,537,974)	(46,195,578)	112,434,119

Total increase (decrease) in net assets	(1,908,535,012)	(1,145,634,916)	(76,961,666)	115,763,222

Net assets:
Beginning of period	12,211,213,536	13,356,848,452	220,003,891	104,240,669

End of period	$10,302,678,524	$12,211,213,536	$143,042,225	$220,003,891

Accumulated undistributed net investment income	$21,151,958	$37,612,658	$—	$313,768

Distributions in excess of net investment income	$—	$—	$(112,512)	$—

See accompanying notes to the financial statements.	77

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Risk Premium Fund		Tax-Managed International Equities Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,153,749)	$(3,483,715)	$12,364,330	$17,416,698
Net realized gain (loss)	46,162,693	48,874,055	29,811,589	48,099,355
Change in net unrealized appreciation (depreciation)	2,155,473	1,234,682	(57,988,515)	53,033,578

Net increase (decrease) in net assets from operations	45,164,417	46,625,022	(15,812,596)	118,549,631

Distributions to shareholders from:
Net investment income
Class III	—	—	(16,939,282)	(12,920,366)

Total distributions from net investment income	—	—	(16,939,282)	(12,920,366)

Net realized gains
Class III	(572,584)	(407,126)	—	—
Class IV	(1,403,322)	(1,142,024)	—	—
Class VI	(47,205,130)	(40,033,457)	—	—

Total distributions from net realized gains	(49,181,036)	(41,582,607)	—	—

Net share transactions (Note 9):
Class III	(2,385,645)	639,782	(25,865,870)	(98,969,201)
Class IV	(21,268,218)	19,930,107	—	—
Class VI	(297,185,406)	109,307,716	—	—

Increase (decrease) in net assets resulting from net share transactions	(320,839,269)	129,877,605	(25,865,870)	(98,969,201)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	31,273	2,240	—	—
Class IV	41,137	5,358	—	—
Class VI	2,524,540	220,039	—	—

Increase in net assets resulting from purchase premiums and redemption fees	2,596,950	227,637	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(318,242,319)	130,105,242	(25,865,870)	(98,969,201)

Total increase (decrease) in net assets	(322,258,938)	135,147,657	(58,617,748)	6,660,064

Net assets:
Beginning of period	766,649,219	631,501,562	485,665,456	479,005,392

End of period	$444,390,281	$766,649,219	$427,047,708	$485,665,456

Accumulated undistributed net investment income	$—	$—	$597,146	$5,278,525

Distributions in excess of net investment income	$(269,551)	$(562,053)	$—	$—

78	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Equity Allocation Fund*
	Year Ended February 28,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$125,626,818	$37,406,207
Net realized gain (loss)	898,979,412	420,009,433
Change in net unrealized appreciation (depreciation)	(192,803,361)	(100,431,618)

Net increase (decrease) in net assets from operations	831,802,869	356,984,022

Distributions to shareholders from:
Net investment income
Class III	(5,765,842)	(3,262,900)
Class IV	(3,984,621)	(863,090)
Class V**	(457,461)	—
Class VI	(121,109,715)	(23,889,696)

Total distributions from net investment income	(131,317,639)	(28,015,686)

Net realized gains
Class III	(43,870,051)	—
Class IV	(28,387,772)	—
Class V**	(5,160,021)	—
Class VI	(837,602,879)	—

Total distributions from net realized gains	(915,020,723)	—

Net share transactions (Note 9):
Class III	(194,245,896)	264,006,648
Class IV	146,989,519	233,445,094
Class V**	(267,575,387)	257,045,957
Class VI	(840,145,840)	5,553,853,782

Increase (decrease) in net assets resulting from net share transactions	(1,154,977,604)	6,308,351,481

Total increase (decrease) in net assets	(1,369,513,097)	6,637,319,817

Net assets:
Beginning of period	8,119,649,554	1,482,329,737

End of period	$6,750,136,457	$8,119,649,554

Accumulated undistributed net investment income	$8,527,869	$14,208,770

*	Formerly U.S. Core Equity Fund.
**	Class V liquidated on July 30, 2014.

See accompanying notes to the financial statements.	79

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DEVELOPED WORLD STOCK FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2015	2014	2013	2012		2011		2015	2014	2013	2012		2011
Net asset value, beginning of period	$24.28	$19.41	$18.35	$19.24		$16.28		$24.30	$19.42	$18.36	$19.26		$16.30

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.52	0.51	0.44	0.43		0.33		0.53	0.52	0.44	0.44		0.34
Net realized and unrealized gain (loss)	0.80	4.75	1.12	(0.78	)(b)	3.09		0.80	4.76	1.13	(0.79	)(b)	3.09

Total from investment operations	1.32	5.26	1.56	(0.35)		3.42		1.33	5.28	1.57	(0.35)		3.43

Less distributions to shareholders:
From net investment income	(0.67)	(0.39)	(0.50)	(0.54)		(0.46)		(0.69)	(0.40)	(0.51)	(0.55)		(0.47)

Total distributions	(0.67)	(0.39)	(0.50)	(0.54)		(0.46)		(0.69)	(0.40)	(0.51)	(0.55)		(0.47)

Net asset value, end of period	$24.93	$24.28	$19.41	$18.35		$19.24		$24.94	$24.30	$19.42	$18.36		$19.26

Total Return(c)	5.60%	27.29%	8.68%	(1.64)%		21.41%		5.61%	27.39%	8.74%	(1.61)%		21.44%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$158,907	$170,532	$145,072	$147,629		$210,780		$289,637	$274,238	$215,262	$197,989		$201,121
Net expenses to average daily net assets(d)	0.60%	0.61%	0.60%	0.60	%(e)	0.60	%(e)	0.55%	0.56%	0.55%	0.55	%(e)	0.55	%(e)
Net investment income (loss) to average daily net assets	2.13%	2.31%	2.38%	2.40%		1.93%		2.16%	2.37%	2.40%	2.42%		1.98%
Portfolio turnover rate	75%	64%	50%	56%		34%		75%	64%	50%	56%		34%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.14%	0.10%	0.11%	0.11%		0.11%		0.14%	0.10%	0.11%	0.11%		0.11%
Redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.00 (f)	$0.01	$0.01		$0.00	(f)	$0.00 (f)	$0.00 (f)	$0.00 (f)	$0.00	(f)	$0.00	(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

80	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND

	Class II Shares									Class III Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$26.16	$20.94		$20.18		$23.07		$19.35		$26.44	$21.16		$20.39		$23.31		$19.56

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.66	0.80		0.56		0.63		0.48		0.69	0.86		0.56		0.65		0.47
Net realized and unrealized gain (loss)	(1.42)	4.88		0.85		(2.83	)(b)	3.51		(1.45)	4.90		0.88		(2.86	)(b)	3.58

Total from investment operations	(0.76)	5.68		1.41		(2.20)		3.99		(0.76)	5.76		1.44		(2.21)		4.05

Less distributions to shareholders:
From net investment income	(1.07)	(0.46)		(0.65)		(0.69)		(0.27)		(1.08)	(0.48)		(0.67)		(0.71)		(0.30)
From net realized gains	(0.90)	—		—		—		—		(0.90)	—		—		—		—

Total distributions	(1.97)	(0.46)		(0.65)		(0.69)		(0.27)		(1.98)	(0.48)		(0.67)		(0.71)		(0.30)

Net asset value, end of period	$23.43	$26.16		$20.94		$20.18		$23.07		$23.70	$26.44		$21.16		$20.39		$23.31

Total Return(c)	(2.55)%	27.41%		7.23%		(9.51)%		20.79%		(2.50)%	27.53%		7.30%		(9.47)%		20.88%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$118,737	$139,401		$169,056		$292,379		$217,090		$1,523,128	$1,555,509		$1,540,203		$1,812,184		$2,257,078
Net expenses to average daily net assets(d)	0.72%	0.72	%(e)	0.72	%(e)	0.72	%(e)	0.72	%(e)	0.65%	0.65	%(e)	0.65	%(e)	0.65	%(e)	0.65	%(e)
Net investment income (loss) to average daily net assets	2.63%	3.47%		2.87%		3.04%		2.36%		2.73%	3.62%		2.82%		3.09%		2.30%
Portfolio turnover rate	70%	48%		40%		37%		40%		70%	48%		40%		37%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.04%		0.04%		0.05%		0.05%		0.04%	0.04%		0.04%		0.05%		0.05%

	Class IV Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$26.41	$21.14		$20.37		$23.30		$19.55

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.67	0.89		0.54		0.62		0.48
Net realized and unrealized gain (loss)	(1.42)	4.88		0.91		(2.83	)(b)	3.58

Total from investment operations	(0.75)	5.77		1.45		(2.21)		4.06

Less distributions to shareholders:
From net investment income	(1.10)	(0.50)		(0.68)		(0.72)		(0.31)
From net realized gains	(0.90)	—		—		—		—

Total distributions	(2.00)	(0.50)		(0.68)		(0.72)		(0.31)

Net asset value, end of period	$23.66	$26.41		$21.14		$20.37		$23.30

Total Return(c)	(2.47)%	27.60%		7.39%		(9.43)%		20.96%
Ratios/ Supplemental Data:
Net assets, end of period (000’s)	$11,374,017	$11,926,293		$7,366,819		$5,047,058		$3,458,202
Net expenses to average daily net assets(d)	0.59%	0.59	%(e)	0.59	%(e)	0.59	%(e)	0.59	%(e)
Net investment income (loss) to average daily net assets	2.66%	3.74%		2.70%		3.00%		2.32%
Portfolio turnover rate	70%	48%		40%		37%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.04%		0.04%		0.05%		0.05%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	81

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL LARGE/MID CAP EQUITY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$35.20	$28.96		$27.50		$30.77		$25.63		$35.18	$28.94		$27.48		$30.75		$25.62

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.92	1.18		0.77		0.87		0.62		0.96	1.17		0.80		0.90		0.61
Net realized and unrealized gain (loss)	(2.19)	6.56		1.62		(3.15)		5.11		(2.21)	6.60		1.60		(3.17)		5.13

Total from investment operations	(1.27)	7.74		2.39		(2.28)		5.73		(1.25)	7.77		2.40		(2.27)		5.74

Less distributions to shareholders:
From net investment income	(1.46)	(1.50)		(0.93)		(0.99)		(0.59)		(1.48)	(1.53)		(0.94)		(1.00)		(0.61)
From net realized gains	(2.31)	—		—		—		—		(2.31)	—		—		—		—

Total distributions	(3.77)	(1.50)		(0.93)		(0.99)		(0.59)		(3.79)	(1.53)		(0.94)		(1.00)		(0.61)

Net asset value, end of period	$30.16	$35.20		$28.96		$27.50		$30.77		$30.14	$35.18		$28.94		$27.48		$30.75

Total Return(b)	(3.33)%	27.30%		8.93%		(7.25)%		22.61%		(3.28)%	27.40%		9.00%		(7.19)%		22.68%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$592,365	$598,840		$621,870		$885,023		$857,774		$1,346,483	$1,262,615		$1,394,919		$1,078,912		$1,235,303
Net expenses to average daily net assets(c)	0.53%	0.53	%(d)	0.53	%(d)	0.53	%(d)	0.53	%(d)	0.47%	0.47	%(d)	0.47	%(d)	0.47	%(d)	0.47	%(d)
Net investment income (loss) to average daily net assets	2.80%	3.70%		2.87%		3.10%		2.28%		2.91%	3.69%		2.93%		3.18%		2.24%
Portfolio turnover rate	82%	54%		47%		34%		40%		82%	54%		47%		34%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.06%		0.05%		0.04%		0.05%		0.07%	0.06%		0.05%		0.05%		0.05%

	Class VI Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$35.15	$28.91		$27.46		$30.72		$25.60

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.94	1.58		0.79		0.92		0.61
Net realized and unrealized gain (loss)	(2.17)	6.17		1.61		(3.17)		5.13

Total from investment operations	(1.23)	7.75		2.40		(2.25)		5.74

Less distributions to shareholders:
From net investment income	(1.50)	(1.51)		(0.95)		(1.01)		(0.62)
From net realized gains	(2.31)	—		—		—		—

Total distributions	(3.81)	(1.51)		(0.95)		(1.01)		(0.62)

Net asset value, end of period	$30.11	$35.15		$28.91		$27.46		$30.72

Total Return(b)	(3.24)%	27.39%		9.01%		(7.13)%		22.69%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$855	$319,285		$2,481,773		$2,247,969		$3,507,677
Net expenses to average daily net assets(c)	0.44%	0.44	%(d)	0.44	%(d)	0.44	%(d)	0.44	%(d)
Net investment income (loss) to average daily net assets	2.89%	5.24%		2.89%		3.25%		2.25%
Portfolio turnover rate	82%	54%		47%		34%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.05%		0.05%		0.05%		0.05%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

82	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$10.23	$8.34		$7.44		$8.48		$6.63
Income (loss) from investment operations:
Net investment income (loss)†(a)	0.19	0.15		0.18		0.17		0.14
Net realized and unrealized gain (loss)	(0.73)	2.37		1.02		(0.84)		1.88

Total from investment operations	(0.54)	2.52		1.20		(0.67)		2.02

Less distributions to shareholders:
From net investment income	(0.22)	(0.45)		(0.30)		(0.37)		(0.17)
From net realized gains	(1.82)	(0.18)		—		—		—

Total distributions	(2.04)	(0.63)		(0.30)		(0.37)		(0.17)

Net asset value, end of period	$7.65	$10.23		$8.34		$7.44		$8.48

Total Return(b)	(4.87)%	31.30%		16.75%		(8.05)%		31.11%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$283,446	$382,688		$313,557		$368,374		$467,733
Net expenses to average daily net assets(c)	0.77%	0.77	%(d)	0.76	%(d)	0.76	%(d)	0.76	%(d)
Net investment income (loss) to average daily net assets	2.15%	1.63%		2.50%		2.28%		1.91%
Portfolio turnover rate	83%	79%		76%		90%		55%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.17%	0.15%		0.17%		0.14%		0.12%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.01		$0.00	(e)	$0.01		$0.05
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	83

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$25.08	$23.81		$23.41		$20.81		$18.99		$25.10	$23.83		$23.42		$20.83		$19.01

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.42	0.51		0.47		0.43		0.36		0.43	0.53		0.49		0.44		0.38
Net realized and unrealized gain (loss)	2.91	3.70		2.24		2.58		1.82		2.92	3.70		2.24		2.57		1.81

Total from investment operations	3.33	4.21		2.71		3.01		2.18		3.35	4.23		2.73		3.01		2.19

Less distributions to shareholders:
From net investment income	(0.49)	(0.53)		(0.51)		(0.41)		(0.36)		(0.50)	(0.55)		(0.52)		(0.42)		(0.37)
From net realized gains	(4.94)	(2.41)		(1.80)		—		—		(4.94)	(2.41)		(1.80)		—		—

Total distributions	(5.43)	(2.94)		(2.31)		(0.41)		(0.36)		(5.44)	(2.96)		(2.32)		(0.42)		(0.37)

Net asset value, end of period	$22.98	$25.08		$23.81		$23.41		$20.81		$23.01	$25.10		$23.83		$23.42		$20.83

Total Return(b)	14.73%	18.38%		12.39%		14.71%		11.67%		14.81%	18.43%		12.47%		14.70%		11.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,336,063	$5,747,512		$6,682,281		$6,539,510		$5,288,776		$2,201,876	$2,134,444		$2,079,055		$2,035,597		$1,662,542
Net expenses to average daily net assets(c)	0.48%	0.48	%(d)	0.48	%(d)	0.48	%(d)	0.48	%(d)	0.44%	0.44	%(d)	0.44	%(d)	0.44	%(d)	0.44	%(d)
Net investment income (loss) to average daily net assets	1.71%	2.04%		2.02%		2.01%		1.88%		1.77%	2.07%		2.09%		2.04%		1.95%
Portfolio turnover rate	60%	48%		34%		40%		32%		60%	48%		34%		40%		32%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%	0.01%		0.02%		0.02%		0.02%		0.02%	0.01%		0.02%		0.02%		0.02%

	Class V Shares									Class VI Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$25.10	$23.82		$23.42		$20.82		$19.00		$25.09	$23.82		$23.41		$20.82		$19.00

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.44	0.56		0.48		0.44		0.38		0.45	0.54		0.49		0.45		0.38
Net realized and unrealized gain (loss)	2.92	3.68		2.25		2.58		1.81		2.90	3.70		2.25		2.57		1.81

Total from investment operations	3.36	4.24		2.73		3.02		2.19		3.35	4.24		2.74		3.02		2.19

Less distributions to shareholders:
From net investment income	(0.51)	(0.55)		(0.53)		(0.42)		(0.37)		(0.51)	(0.56)		(0.53)		(0.43)		(0.37)
From net realized gains	(4.94)	(2.41)		(1.80)		—		—		(4.94)	(2.41)		(1.80)		—		—

Total distributions	(5.45)	(2.96)		(2.33)		(0.42)		(0.37)		(5.45)	(2.97)		(2.33)		(0.43)		(0.37)

Net asset value, end of period	$23.01	$25.10		$23.82		$23.42		$20.82		$22.99	$25.09		$23.82		$23.41		$20.82

Total Return(b)	14.86%	18.49%		12.45%		14.74%		11.73%		14.83%	18.50%		12.53%		14.76%		11.77%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$267,809	$653,307		$455,097		$578,367		$371,927		$2,496,930	$3,675,950		$4,140,416		$9,816,202		$8,913,391
Net expenses to average daily net assets(c)	0.42%	0.42	%(d)	0.41	%(d)	0.42	%(d)	0.42	%(d)	0.39%	0.39	%(d)	0.38	%(d)	0.39	%(d)	0.39	%(d)
Net investment income (loss) to average daily net assets	1.81%	2.22%		2.05%		2.08%		1.96%		1.83%	2.13%		2.10%		2.09%		1.99%
Portfolio turnover rate	60%	48%		34%		40%		32%		60%	48%		34%		40%		32%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%	0.01%		0.02%		0.02%		0.02%		0.02%	0.01%		0.02%		0.02%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

84	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28,
	2015		2014		2013		2012(a)		2015		2014(b)
Net asset value, beginning of period	$21.88		$21.59		$22.96		$20.00		$21.86		$21.40

Income (loss) from investment operations:
Net investment income (loss)†(c)	0.87		0.51		0.32		0.03		0.75		0.45
Net realized and unrealized gain (loss)	(3.77)		0.45		(1.25	)(d)	2.93		(3.65)		0.70

Total from investment operations	(2.90)		0.96		(0.93)		2.96		(2.90)		1.15

Less distributions to shareholders:
From net investment income	(1.03)		(0.40)		(0.20)		—		(1.06)		(0.42)
From net realized gains	(1.62)		(0.27)		(0.24)		—		(1.62)		(0.27)

Total distributions	(2.65)		(0.67)		(0.44)		—		(2.68)		(0.69)

Net asset value, end of period	$16.33		$21.88		$21.59		$22.96		$16.28		$21.86

Total Return(e)	(12.81)%		4.54%		(4.00)%		14.80	%**	(12.82)%		5.48	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,734		$81,646		$104,241		$8,101		$119,308		$138,358
Net expenses to average daily net assets	0.76	%(f)	0.75	%(f)(g)	0.77	%(f)	0.75	%*	0.71	%(f)	0.70	%*(f)(g)
Net investment income (loss) to average daily net assets	4.01%		2.36%		1.48%		0.78	%*	3.58%		2.23	%*
Portfolio turnover rate	126%		40%		51%		15	%**	126%		40	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%		0.10%		0.73%		7.69	%*	0.09%		0.11	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2) †:	$0.07		$0.06		$0.22		$0.06		$0.03		$0.03

(a)	Period from December 28, 2011 (commencement of operations) through February 29, 2012.
(b)	Period from March 20, 2013 (commencement of operations) through February 28, 2014.
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	85

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RISK PREMIUM FUND

	Class III Shares					Class IV Shares					Class VI Shares
	Year Ended February 28,					Year Ended February 28,					Year Ended February 28,
	2015	2014		2013(b)		2015	2014		2013(c)		2015	2014		2013(d)
Net asset value, beginning of period	$10.58	$10.53		$10.27		$10.60	$10.54		$10.30		$10.60	$10.53		$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.06)	(0.06)		(0.01)		(0.06)	(0.06)		(0.01)		(0.05)	(0.05)		(0.01)
Net realized and unrealized gain (loss)	0.34	0.71		0.27		0.35	0.72		0.25		0.34	0.72		0.54

Total from investment operations	0.28	0.65		0.26		0.29	0.66		0.24		0.29	0.67		0.53

Less distributions to shareholders:
From net realized gains	(0.95)	(0.60)		—		(0.95)	(0.60)		—		(0.95)	(0.60)		—

Total distributions	(0.95)	(0.60)		—		(0.95)	(0.60)		—		(0.95)	(0.60)		—

Net asset value, end of period	$9.91	$10.58		$10.53		$9.94	$10.60		$10.54		$9.94	$10.60		$10.53

Total Return(e)	3.19%	6.42%		2.53	%**	3.29%	6.51%		2.33	%**	3.29%	6.61%		5.30	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,832	$7,489		$6,793		$7,094	$28,964		$8,244		$432,465	$730,196		$616,464
Net expenses to average daily net assets(f)	0.61%	0.60	%(g)	0.60	%(g)*	0.55%	0.55	%(g)	0.55	%(g)*	0.51%	0.51	%(g)	0.51	%(g)*
Net investment income (loss) to average daily net assets	(0.58)%	(0.57)%		(0.56	)%*	(0.53)%	(0.52)%		(0.51	)%*	(0.49)%	(0.48)%		(0.46	)%*
Portfolio turnover rate	112%	0%		0	%**	112%	0%		0	%**	112%	0%		0	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.05%		0.08	%*	0.03%	0.05%		0.07	%*	0.03%	0.05%		0.10	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.05	$0.00	(h)	$0.01		$0.02	$0.00	(h)	$0.00	(h)	$0.04	$0.00	(h)	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Period from December 14, 2012 (commencement of operations) through February 28, 2013.
(c)	Period from December 17, 2012 (commencement of operations) through February 28, 2013.
(d)	Period from November 15, 2012 (commencement of operations) through February 28, 2013.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

86	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014	2013		2012		2011
Net asset value, beginning of period	$18.03	$14.56	$13.80		$15.41		$12.97

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.47	0.57	0.39		0.43		0.30
Net realized and unrealized gain (loss)	(1.05)	3.37	0.83		(1.59)		2.47

Total from investment operations	(0.58)	3.94	1.22		(1.16)		2.77

Less distributions to shareholders:
From net investment income	(0.65)	(0.47)	(0.46)		(0.45)		(0.33)

Total distributions	(0.65)	(0.47)	(0.46)		(0.45)		(0.33)

Net asset value, end of period	$16.80	$18.03	$14.56		$13.80		$15.41

Total Return(b)	(3.10)%	27.37%	8.99%		(7.35)%		21.51%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$427,048	$485,665	$479,005		$505,282		$599,876
Net expenses to average daily net assets(c)	0.66%	0.66%	0.67	%(d)	0.65	%(d)	0.65	%(d)
Net investment income (loss) to average daily net assets	2.71%	3.54%	2.83%		3.02%		2.20%
Portfolio turnover rate	69%	49%	54%		48%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.12%	0.10%	0.12%		0.11%		0.11%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	87

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. EQUITY ALLOCATION FUND (FORMERLY U.S. CORE EQUITY FUND)

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$17.27	$14.51		$13.06		$12.00		$10.57		$17.24	$14.48		$13.04		$11.98		$10.55

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28	0.28		0.26		0.22		0.18		0.29	0.29		0.27		0.22		0.18
Net realized and unrealized gain (loss)	1.66	2.77		1.47		1.08		1.43		1.66	2.77		1.46		1.08		1.43

Total from investment operations	1.94	3.05		1.73		1.30		1.61		1.95	3.06		1.73		1.30		1.61

Less distributions to shareholders:
From net investment income	(0.31)	(0.29)		(0.28)		(0.24)		(0.18)		(0.32)	(0.30)		(0.29)		(0.24)		(0.18)
From net realized gains	(2.29)	—		—		—		—		(2.29)	—		—		—		—

Total distributions	(2.60)	(0.29)		(0.28)		(0.24)		(0.18)		(2.61)	(0.30)		(0.29)		(0.24)		(0.18)

Net asset value, end of period	$16.61	$17.27		$14.51		$13.06		$12.00		$16.58	$17.24		$14.48		$13.04		$11.98

Total Return(b)	12.18%	21.11%		13.40%		11.00%		15.42%		12.27%	21.21%		13.40%		11.05%		15.47%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$286,934	$488,982		$188,363		$259,751		$393,523		$431,841	$288,782		$44,849		$52,486		$163,627
Net expenses to average daily net assets(d)	0.46%	0.46	%(c)	0.46	%(c)	0.46	%(c)	0.46	%(c)	0.41%	0.41	%(c)	0.41	%(c)	0.41	%(c)	0.41	%(c)
Net investment income (loss) to average daily net assets	1.59%	1.71%		1.95%		1.82%		1.68%		1.63%	1.75%		2.01%		1.88%		1.68%
Portfolio turnover rate	67%	74%		79%		61%		96%		67%	74%		79%		61%		96%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%	0.02%		0.02%		0.03%		0.03%		0.02%	0.02%		0.02%		0.03%		0.03%

	Class VI Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$17.21	$14.47		$13.02		$11.97		$10.54

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.30	0.30		0.28		0.23		0.20
Net realized and unrealized gain (loss)	1.65	2.74		1.46		1.07		1.42

Total from investment operations	1.95	3.04		1.74		1.30		1.62

Less distributions to shareholders:
From net investment income	(0.33)	(0.30)		(0.29)		(0.25)		(0.19)
From net realized gains	(2.29)	—		—		—		—

Total distributions	(2.62)	(0.30)		(0.29)		(0.25)		(0.19)

Net asset value, end of period	$16.54	$17.21		$14.47		$13.02		$11.97

Total Return(b)	12.28%	21.14%		13.56%		11.06%		15.59%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,031,361	$7,082,304		$1,249,117		$1,095,053		$1,129,978
Net expenses to average daily net assets(d)	0.37%	0.37	%(c)	0.37	%(c)	0.37	%(c)	0.37	%(c)
Net investment income (loss) to average daily net assets	1.70%	1.85%		2.08%		1.93%		1.80%
Portfolio turnover rate	67%	74%		79%		61%		96%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%	0.02%		0.02%		0.03%		0.03%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

88	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2015

1.	Organization

Each of Developed World Stock Fund, International Equity Fund, International Large/Mid Cap Equity Fund, International Small Companies Fund, Quality Fund, Resources Fund, Risk Premium Fund, Tax-Managed International Equities Fund and U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund) (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO. The Funds may also invest in other GMO Funds (“underlying funds”).

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Developed World Stock Fund	MSCI World Index	High total return
International Equity Fund	MSCI EAFE Index	High total return
International Large/Mid Cap Equity Fund	MSCI EAFE Index	High total return
International Small Companies Fund	MSCI EAFE Small Cap Index	High total return
Quality Fund	Not Applicable	Total return
Resources Fund	MSCI ACWI Commodity Producers	Total return
Risk Premium Fund	Not Applicable	Total return
Tax-Managed International Equities Fund	MSCI EAFE Index (after tax)	High after-tax total return
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	S&P 500 Index	High total return

Developed World Stock Fund, International Large/Mid Cap Equity Fund, International Small Companies Fund, Resources Fund and Risk Premium Fund currently limit subscriptions.

Developed World Stock Fund, International Equity Fund, Quality Fund, Risk Premium Fund, and U.S. Equity Allocation Fund are currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended and its implementing ordinance.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2015, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2015. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2015 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Developed World Stock Fund	< 1%		55%
International Equity Fund	—		95%
International Large/Mid Cap Equity Fund	0	%*	95%
International Small Companies Fund	0	%*	95%
Quality Fund	—		18%
Resources Fund	—		91%
Risk Premium Fund	—		(1)%
Tax-Managed International Equities Fund	—		95%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	—		—

*	Represents the interest in securities that were determined to have a value of zero at February 28, 2015.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2015, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2015:

Description	Level 1	Level 2	Level 3	Total
Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$452,228	$—	$452,228
Austria	—	966,827	—	966,827
Belgium	—	1,721,899	—	1,721,899
Brazil	54,290	887,826	—	942,116
Canada	5,660,562	—	—	5,660,562
China	54,200	10,187,297	—	10,241,497
Czech Republic	—	476,365	—	476,365
Denmark	—	1,984,290	—	1,984,290
Egypt	—	52,062	—	52,062
Finland	—	2,075,176	—	2,075,176
France	—	41,717,377	—	41,717,377
Germany	—	27,231,887	—	27,231,887
Hungary	—	62,095	—	62,095
Indonesia	189,420	266,563	—	455,983
Ireland	—	1,144,236	—	1,144,236
Israel	1,728,243	—	—	1,728,243
Italy	—	11,526,534	—	11,526,534
Japan	—	36,354,033	—	36,354,033

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
Mexico	$235,619	$—	$—		$235,619
Netherlands	—	4,576,545	—		4,576,545
Norway	—	3,191,452	—		3,191,452
Peru	71,448	—	—		71,448
Philippines	—	1,077	—		1,077
Poland	—	569,771	—		569,771
Portugal	—	773,083	—		773,083
Russia	—	11,438,416	—		11,438,416
South Africa	—	733,609	4		733,613
South Korea	—	6,926,579	—		6,926,579
Spain	—	12,724,152	—		12,724,152
Sweden	—	4,267,893	—		4,267,893
Switzerland	—	5,629,226	—		5,629,226
Taiwan	91,234	1,800,079	585,474		2,476,787
Thailand	—	1,057,427	—		1,057,427
Turkey	—	541,147	—		541,147
United Kingdom	—	46,319,177	—		46,319,177
United States	188,307,042	—	—		188,307,042

TOTAL COMMON STOCKS	196,392,058	237,656,328	585,478		434,633,864

Preferred Stocks
Brazil	294,150	1,107,735	—		1,401,885
Germany	—	3,927,144	—		3,927,144
Russia	—	2,122,497	—		2,122,497
South Korea	—	1,991,964	—		1,991,964

TOTAL PREFERRED STOCKS	294,150	9,149,340	—		9,443,490

Rights/Warrants
Brazil	405	—	—		405

TOTAL RIGHTS/WARRANTS	405	—	—		405

Mutual Funds
United States	6,293,617	—	—		6,293,617

TOTAL MUTUAL FUNDS	6,293,617	—	—		6,293,617

Short-Term Investments	558,788	—	—		558,788

TOTAL SHORT-TERM INVESTMENTS	558,788	—	—		558,788

Total Investments	203,539,018	246,805,668	585,478		450,930,164

Total	$203,539,018	$246,805,668	$585,478		$450,930,164

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$112,854,227	$—		$112,854,227
Austria	—	47,813,682	0	**	47,813,682
Belgium	—	131,224,232	—		131,224,232
Canada	276,129,129	—	—		276,129,129
Denmark	—	103,154,062	—		103,154,062
Finland	—	128,255,116	—		128,255,116
France	—	2,033,875,475	—		2,033,875,475
Germany	—	1,404,337,323	—		1,404,337,323
Hong Kong	—	107,835,370	—		107,835,370

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3		Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Ireland	$—	$72,532,275	$—		$72,532,275
Israel	138,159,252	40,955,834	—		179,115,086
Italy	—	615,981,929	—		615,981,929
Japan	—	2,855,915,770	—		2,855,915,770
Malta	—	—	0	**	0	**
Netherlands	—	249,367,237	—		249,367,237
New Zealand	—	31,305,043	—		31,305,043
Norway	—	208,892,855	—		208,892,855
Portugal	—	45,028,316	—		45,028,316
Singapore	—	59,870,392	—		59,870,392
Spain	—	570,863,455	—		570,863,455
Sweden	—	249,962,591	—		249,962,591
Switzerland	—	245,743,778	—		245,743,778
United Kingdom	—	2,836,366,500	—		2,836,366,500

TOTAL COMMON STOCKS	414,288,381	12,152,135,462	0	**	12,566,423,843

Preferred Stocks
Germany	—	194,894,680	—		194,894,680

TOTAL PREFERRED STOCKS	—	194,894,680	—		194,894,680

Mutual Funds
United States	237,383,000	—	—		237,383,000

TOTAL MUTUAL FUNDS	237,383,000	—	—		237,383,000

Short-Term Investments	8,982,674	—	—		8,982,674

Total Investments	660,654,055	12,347,030,142	0	**	13,007,684,197

Total	$660,654,055	$12,347,030,142	$0	**	$13,007,684,197

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$11,650,060	$—		$11,650,060
Austria	—	6,800,446	—		6,800,446
Belgium	—	18,845,508	—		18,845,508
Canada	41,473,851	—	—		41,473,851
Denmark	—	13,998,303	—		13,998,303
Finland	—	17,770,344	—		17,770,344
France	—	335,997,334	—		335,997,334
Germany	—	215,324,831	—		215,324,831
Hong Kong	—	18,896,823	—		18,896,823
Ireland	—	8,712,297	—		8,712,297
Israel	21,490,326	6,263,534	—		27,753,860
Italy	—	93,314,739	—		93,314,739
Japan	—	381,016,736	—		381,016,736
Malta	—	—	0	**	0	**
Netherlands	—	43,374,123	0	**	43,374,123
New Zealand	—	5,496,099	—		5,496,099
Norway	—	32,234,597	—		32,234,597
Portugal	—	6,754,351	—		6,754,351
Singapore	—	3,502,337	—		3,502,337
Spain	—	89,566,827	—		89,566,827
Sweden	—	33,450,258	—		33,450,258

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3		Total
International Large/Mid Cap Equity Fund (continued)
Asset Valuation Inputs (continued)
Switzerland	$—	$43,249,831	$—		$43,249,831
United Kingdom	—	433,515,692	—		433,515,692

TOTAL COMMON STOCKS	62,964,177	1,819,735,070	0	**	1,882,699,247

Preferred Stocks
Germany	—	30,657,742	—		30,657,742

TOTAL PREFERRED STOCKS	—	30,657,742	—		30,657,742

Mutual Funds
United States	17,379,000	—	—		17,379,000

TOTAL MUTUAL FUNDS	17,379,000	—	—		17,379,000

Short-Term Investments	3,623,660	—	—		3,623,660

Total Investments	83,966,837	1,850,392,812	0	**	1,934,359,649

Total	$83,966,837	$1,850,392,812	$0	**	$1,934,359,649

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,146,884	$—		$2,146,884
Austria	—	789,723	0	**	789,723
Belgium	—	2,083,660	16		2,083,676
Brazil	—	1,174,934	—		1,174,934
Canada	7,524,983	—	—		7,524,983
China	—	4,075,383	—		4,075,383
Denmark	—	1,958,357	—		1,958,357
Finland	—	5,279,522	—		5,279,522
France	—	15,921,726	—		15,921,726
Germany	—	17,796,468	—		17,796,468
Greece	—	486,527	5,093		491,620
Hong Kong	—	3,783,546	—		3,783,546
Hungary	—	188,777	—		188,777
Indonesia	—	219,272	—		219,272
Ireland	—	1,086,999	—		1,086,999
Israel	—	1,111,398	—		1,111,398
Italy	—	13,595,393	—		13,595,393
Japan	—	76,091,793	—		76,091,793
Netherlands	—	7,956,680	0	**	7,956,680
New Zealand	—	634,459	—		634,459
Norway	—	2,311,892	—		2,311,892
Philippines	—	254,252	—		254,252
Poland	—	391,923	—		391,923
Portugal	—	875,024	—		875,024
Russia	—	1,147,367	—		1,147,367
Singapore	—	1,141,031	—		1,141,031
South Africa	—	1,947,218	—		1,947,218
South Korea	—	3,612,000	—		3,612,000
Spain	—	4,973,285	—		4,973,285
Sweden	—	12,642,254	—		12,642,254
Switzerland	—	3,297,601	—		3,297,601
Taiwan	—	3,471,083	0	**	3,471,083
Thailand	—	204,465	—		204,465

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Turkey	$—	$661,824	$—	$661,824
United Kingdom	—	71,537,335	—	71,537,335

TOTAL COMMON STOCKS	7,524,983	264,850,055	5,109	272,380,147

Preferred Stocks
Brazil	—	2,166,967	—	2,166,967
Germany	—	1,493,334	—	1,493,334
Italy	—	429,790	—	429,790

TOTAL PREFERRED STOCKS	—	4,090,091	—	4,090,091

Rights/Warrants
Malaysia	2,676	—	—	2,676

TOTAL RIGHTS/WARRANTS	2,676	—	—	2,676

Mutual Funds
United States	3,204,207	—	—	3,204,207

TOTAL MUTUAL FUNDS	3,204,207	—	—	3,204,207

Short-Term Investments	2,249,527	—	—	2,249,527

Total Investments	12,981,393	268,940,146	5,109	281,926,648

Total	$12,981,393	$268,940,146	$5,109	$281,926,648

Quality Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—	$2,862,974	$—	$2,862,974
France	—	65,182,697	—	65,182,697
Germany	—	29,842,311	—	29,842,311
Japan	—	169,203,776	—	169,203,776
Netherlands	—	102,690,495	—	102,690,495
South Korea	—	193,179,135	—	193,179,135
Sweden	—	7,652,219	—	7,652,219
Switzerland	—	347,999,778	—	347,999,778
United Kingdom	—	908,954,326	—	908,954,326
United States	8,322,003,922	—	—	8,322,003,922

TOTAL COMMON STOCKS	8,322,003,922	1,827,567,711	—	10,149,571,633

Mutual Funds
United States	86,191,000	—	—	86,191,000

TOTAL MUTUAL FUNDS	86,191,000	—	—	86,191,000

Preferred Stocks
South Korea	—	27,441,689	—	27,441,689

TOTAL PREFERRED STOCKS	—	27,441,689	—	27,441,689

Short-Term Investments	9,217,641	—	—	9,217,641

Total Investments	8,417,412,563	1,855,009,400	—	10,272,421,963

Total	$8,417,412,563	$1,855,009,400	$—	$10,272,421,963

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Resources Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,465,938	$—	$2,465,938
Austria	—	1,629,307	—	1,629,307
Brazil	—	1,145,083	—	1,145,083
Canada	573,792	—	—	573,792
Chile	—	447,704	—	447,704
China	—	8,770,667	—	8,770,667
Colombia	683,592	—	—	683,592
Czech Republic	—	1,173,476	—	1,173,476
Denmark	—	361,089	—	361,089
France	—	8,610,169	—	8,610,169
Germany	—	978,533	—	978,533
Hungary	—	495,314	—	495,314
India	—	1,401,126	—	1,401,126
Indonesia	—	143,311	—	143,311
Italy	—	7,631,565	—	7,631,565
Japan	—	19,406,236	—	19,406,236
Malaysia	—	1,433,647	—	1,433,647
Netherlands	—	250,742	—	250,742
Norway	—	10,619,178	—	10,619,178
Philippines	—	132,439	—	132,439
Poland	—	833,630	—	833,630
Portugal	—	156,601	—	156,601
Russia	—	18,162,973	—	18,162,973
Singapore	—	156,840	—	156,840
South Africa	—	6,004,007	—	6,004,007
South Korea	—	161,442	—	161,442
Spain	—	7,941,639	—	7,941,639
Sweden	—	949,007	—	949,007
Switzerland	—	1,462,281	—	1,462,281
Taiwan	—	199,275	—	199,275
Thailand	—	3,317,993	—	3,317,993
Turkey	—	383,392	—	383,392
United Kingdom	—	21,160,409	—	21,160,409
United States	9,654,132	—	—	9,654,132

TOTAL COMMON STOCKS	10,911,516	127,985,013	—	138,896,529

Preferred Stocks
Brazil	—	2,156,140	—	2,156,140
Chile	—	137,601	—	137,601

TOTAL PREFERRED STOCKS	—	2,293,741	—	2,293,741

Mutual Funds
United States	2,204,400	—	—	2,204,400

TOTAL MUTUAL FUNDS	2,204,400	—	—	2,204,400

Short-Term Investments	118,778	—	—	118,778

Total Investments	13,234,694	130,278,754	—	143,513,448

Total	$13,234,694	$130,278,754	$—	$143,513,448

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3		Total
Risk Premium Fund
Short-Term Investments	$447,548,071	$—	$—		$447,548,071

Total Investments	447,548,071	—	—		447,548,071

Total	$447,548,071	$—	$—		$447,548,071

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$(1,263,380)	$(1,618,018)	$—		$(2,881,398)

Total	$(1,263,380)	$(1,618,018)	$—		$(2,881,398)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,479,877	$—		$2,479,877
Austria	—	1,457,936	0	**	1,457,936
Belgium	—	5,449,276	—		5,449,276
Brazil	—	266,324	—		266,324
Canada	9,183,136	—	—		9,183,136
China	—	6,040,548	—		6,040,548
Czech Republic	—	666,175	—		666,175
Denmark	—	2,605,528	—		2,605,528
Finland	—	4,801,612	—		4,801,612
France	—	62,847,103	18		62,847,121
Germany	—	45,463,880	—		45,463,880
Hong Kong	—	1,325,437	—		1,325,437
Ireland	—	1,293,121	—		1,293,121
Israel	3,832,191	1,179,761	—		5,011,952
Italy	—	24,587,855	—		24,587,855
Japan	—	70,592,465	—		70,592,465
Malta	—	—	0	**	0 **
Netherlands	—	7,652,262	—		7,652,262
New Zealand	—	745,534	—		745,534
Norway	—	6,363,628	—		6,363,628
Portugal	—	1,185,246	—		1,185,246
Russia	—	19,069,890	—		19,069,890
Singapore	—	1,178,776	—		1,178,776
South Africa	—	171,009	—		171,009
South Korea	—	7,087,817	—		7,087,817
Spain	—	19,808,833	—		19,808,833
Sweden	—	4,953,065	—		4,953,065
Switzerland	—	9,620,226	—		9,620,226
Taiwan	—	1,153,999	—		1,153,999
United Kingdom	—	83,122,375	—		83,122,375

TOTAL COMMON STOCKS	13,015,327	393,169,558	18		406,184,903

Preferred Stocks
Brazil	—	595,832	—		595,832
Germany	—	6,067,732	—		6,067,732
Russia	—	2,091,907	—		2,091,907
South Korea	—	4,041,673	—		4,041,673

TOTAL PREFERRED STOCKS	—	12,797,144	—		12,797,144

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$5,597,170	$—	$—	$5,597,170

TOTAL MUTUAL FUNDS	5,597,170	—	—	5,597,170

Short-Term Investments	1,250,155	—	—	1,250,155

Total Investments	19,862,652	405,966,702	18	425,829,372

Total	$19,862,652	$405,966,702	$18	$425,829,372

U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Asset Valuation Inputs
Common Stocks	$6,615,194,185	$—	$—	$6,615,194,185
Mutual Funds	120,781,000	—	—	120,781,000
Short-Term Investments	10,522,037	—	—	10,522,037

Total Investments	6,746,497,222	—	—	6,746,497,222

Total	$6,746,497,222	$—	$—	$6,746,497,222

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2015.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2015, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Developed World Stock Fund
Common Stocks
South Africa	$—	$—	$—	$—	$—	$—	$4	**	$—	$4	$—
Spain	—	6,653	(6,653)	—	—	—	—		—	—	—
Taiwan	1,546,622	—	(1,034,958)	—	15,731	58,079	—		—	585,474	53,037
Rights/Warrants
South Korea	—	1,504	(1,047)	—	(457)	—	—		—	—	—

Total	$1,546,622	$8,157	$(1,042,658)	$—	$15,274	$58,079	$4		$—	$585,478	$53,037

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
International Equity Fund
Common Stocks
Spain	$—	$142,365	$(142,365)	$—	$—	$—	$—		$—		$—	$—

Total	$—	$142,365	$(142,365)	$—	$—	$—	$—		$—		$—	$—

International Large/Mid Cap Equity Fund
Common Stocks
Spain	$—	$18,811	$(18,811)	$—	$—	$—	$—		$—		$—	$—
Preferred Stocks
United Kingdom	—	611	(628)	—	17	—	—		—		—	—

Total	$—	$19,422	$(19,439)	$—	$17	$—	$—		$—		$—	$—

International Small Companies Fund
Common Stocks
Belgium	$19	$—	$—	$—	$—	$(3)	$—		$—		$16	$(3)
Greece	6,282	—	—	—	—	(1,189)	—		—		5,093	(1,189)
Indonesia	184,938	—	—	—	—	(148,394)	—		(36,544	)**	—	—

Total	$191,239	$—	$—	$—	$—	$(149,586)	$—		$(36,544)		$5,109	$(1,192)

Tax-Managed International Equities Fund
Common Stocks
China	$—	$—	$(147,074)	$—	$(14,715)	$—	$161,789	** ***	$—		$—	$—
France	22	—	—	—	—	(4)	—		—		18	(4)
Spain	—	11,527	(11,527)	—	—	—	—		—		—	—
Preferred Stocks
United Kingdom	—	4,561	(7,154)	—	2,593	—	—		—		—	—
Rights/Warrants
South Korea	—	9,975	(9,975)	—	—	—	—		—		—	—

Total	$22	$26,063	$(175,730)	$—	$(12,122)	$(4)	$161,789		$—		$18	$(4)

*	Unless separately noted, the Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Security transferred into Level 3 is shown at cost.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of February 28, 2015 were as follows:

Fund Name	Level 3 securities
Developed World Stock Fund	< 1%
International Equity Fund	0%	*
International Large/Mid Cap Equity Fund	0%	*
International Small Companies Fund	< 1%
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	—

*	Represents the interest in securities that were determined to have a value of zero at February 28, 2015.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund intends to distribute net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2015, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Capital loss carry forwards	X	X	X					X	X
Derivative contract transactions	X	X	X	X			X	X
Dividend income and withholding tax reclaim reserves			X		X
Foreign currency transactions							X	X
Late-year ordinary losses						X	X
Losses on wash sale transactions	X	X	X	X	X	X		X	X
Net operating losses							X
Passive foreign investment company transactions	X	X	X	X		X		X
Post-October capital losses		X	X	X		X		X
Redemption in-kind transactions					X
Subscription in-kind transactions									X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2015			Tax year ended February 28, 2014

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Developed World Stock Fund	12,326,648	—	12,326,648	7,285,598	—	7,285,598
International Equity Fund	582,650,714	479,589,102	1,062,239,816	286,523,336	—	286,523,336
International Large/Mid Cap Equity Fund	87,620,751	137,188,401	224,809,152	133,755,303	—	133,755,303
International Small Companies Fund	15,172,826	51,686,047	66,858,873	16,821,072	6,602,273	23,423,345
Quality Fund	339,755,698	2,019,166,328	2,358,922,026	306,563,300	1,173,528,514	1,480,091,814
Resources Fund	13,692,517	4,094,198	17,786,715	6,045,911	417,031	6,462,942
Risk Premium Fund	23,138,027	26,043,009	49,181,036	24,047,021	17,535,586	41,582,607
Tax-Managed International Equities Fund	16,939,282	—	16,939,282	12,920,366	—	12,920,366
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	131,317,639	915,020,723	1,046,338,362	28,015,686	—	28,015,686

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2015, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Developed World Stock Fund	1,840,499	794,077	—	—	—
International Equity Fund	9,020,864	—	—	—	(50,746,739)
International Large/Mid Cap Equity Fund	2,333,356	—	—	(262,775,607)	(11,104,097)
International Small Companies Fund	468,312	—	—	—	(797,444)
Quality Fund	97,358,450	501,101,926	—	—	—
Resources Fund	—	—	(79,524)	—	(4,554,961)
Risk Premium Fund	7,881,626	11,675,689	(269,551)	—	—
Tax-Managed International Equities Fund	1,145,031	—	—	(10,176,681)	(10,868,814)
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	17,245,508	230,971,557	—	(149,235,823)	—

As of February 28, 2015, certain Funds had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2015, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)		Total Short-Term ($)	Long- Term ($)
Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019		No Expiration Date
Developed World Stock Fund	—	—	—	—
International Equity Fund	—	—	—	—
International Large/Mid Cap Equity Fund	(215,593,848)	(47,181,759)	(262,775,607)	—
International Small Companies Fund	—	—	—	—
Quality Fund	—	—	—	—
Resources Fund	—	—	—	—
Risk Premium Fund	—	—	—	—
Tax-Managed International Equities Fund	(10,176,681)	—	(10,176,681)	—
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	(149,235,823)	—	(149,235,823)	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

As of February 28, 2015, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Developed World Stock Fund	414,006,603	51,816,625	(14,893,064)	36,923,561
International Equity Fund	12,698,076,299	914,055,917	(604,448,019)	309,607,898
International Large/Mid Cap Equity Fund	1,911,083,084	123,510,955	(100,234,390)	23,276,565
International Small Companies Fund	279,420,290	27,522,264	(25,015,906)	2,506,358
Quality Fund	8,702,477,516	1,627,432,676	(57,488,229)	1,569,944,447
Resources Fund	164,730,090	2,340,436	(23,557,078)	(21,216,642)
Risk Premium Fund	447,532,071	16,817	(817)	16,000
Tax-Managed International Equities Fund	357,964,743	78,134,961	(10,270,332)	67,864,629
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	5,979,304,315	933,008,868	(165,815,961)	767,192,907

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent except for Quality Fund, U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund) and Risk Premium Fund. For Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund, State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accounting agent. State Street serves as the transfer agent for all Funds. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Prior to December 31, 2012 for Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance the Funds maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013 for Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2015, the premium on cash purchases and the fee on cash redemptions were as follows:

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax- Managed International Equities Fund	U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Purchase Premium	0.25%	—	—	0.50%	—	0.30%	0.15%	—	—
Redemption Fee	0.25%	—	—	0.50%	—	0.30%	0.15%	—	—

Recently-issued accounting guidance

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. GMO is evaluating the impact, if any, of this guidance on Funds’ financial statements.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax- Managed International Equities Fund	U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Market Risk – Equities	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments							X
Credit Risk							X
Illiquidity Risk	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X		X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X		X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X
Commodities Risk						X
Merger Arbitrage Risk							X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X				X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and/or other investment companies is exposed to the risks to which the underlying Funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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February 28, 2015

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its net asset value is expected to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise sharply because the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have

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to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

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February 28, 2015

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by Risk Premium Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because

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the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is

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possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds, particularly Risk Premium Fund, are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates. Due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody

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February 28, 2015

and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and certain refunds may not be reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

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• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk

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is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MERGER ARBITRAGE RISK. Some Funds may engage in merger arbitrage transactions, where a Fund will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

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If a Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, a Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. A Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, a Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, a Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, a Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset

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Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future in tax legislation and regulation.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Developed World Stock Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

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4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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For Funds that held derivatives during the year ended February 28, 2015, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivatives and Objective for Use	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X	X	X			X
Manage against anticipated currency exchange rate changes	X	X	X	X			X
Futures contracts
Adjust exposure to certain securities markets	X
Maintain the diversity and liquidity of the portfolio	X
Options (Written)
Substitute for direct equity investment						X
Rights and/or warrants
Received as a result of corporate actions	X	X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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February 28, 2015

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. A “quanto” option combines an index option and a foreign currency barrier element on exercise date. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

For the year ended February 28, 2015, investment activity in options contracts written by the Funds were as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of year	—	10,202	$11,920,737	—	—	$—
Options written	—	123,337	144,822,444	—	—	—
Options bought back	—	(62,350)	(73,502,773)	—	—	—
Options expired	—	(63,037)	(74,217,798)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	—	8,152	$9,022,610	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract

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February 28, 2015

and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.
Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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February 28, 2015

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2015 and the Statements of Operations for the year ended February 28, 2015^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Developed World Stock Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$405	$—	$—	$—	$405

Total	$—	$405	$—	$—	$—	$405

Derivatives not subject to Master Agreements	$—	$405	$—	$—	$—	$405

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(87,790)	$—	$—	$—	$(87,790)
Forward Currency Contracts	—	—	11,364	—	—	11,364
Futures Contracts	—	265,741	—	—	—	265,741

Total	$—	$177,951	$11,364	$—	$—	$189,315

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$24	$—	$—	$—	$24
Forward Currency Contracts	—	—	442,622	—	—	442,622
Futures Contracts	—	11,265	—	—	—	11,265

Total	$—	$11,289	$442,622	$—	$—	$453,911

International Equity Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$3,250,641	$—	$—	$—	$3,250,641
Forward Currency Contracts	—	—	5,400,756	—	—	5,400,756

Total	$—	$3,250,641	$5,400,756	$—	$—	$8,651,397

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$17,580,023	$—	$—	$17,580,023

Total	$—	$—	$17,580,023	$—	$—	$17,580,023

International Large/Mid Cap Equity Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$1,116,002	$—	$—	—	$1,116,002
Forward Currency Contracts	—	—	548,728	—	—	548,728

Total	$—	$1,116,002	$548,728	$—	$—	$1,664,730

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$2,770,678	$—	$—	$2,770,678

Total	$—	$—	$2,770,678	$—	$—	$2,770,678

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February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Small Companies Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$2,676	$—	$—	$—	$2,676

Total	$—	$2,676	$—	$—	$—	$2,676

Derivatives not subject to Master Agreements	$—	$2,676	$—	$—	$—	$2,676

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(263,493)	$—	$—	$—	$(263,493)
Forward Currency Contracts	—	—	(5,586)	—	—	(5,586)

Total	$—	$(263,493)	$(5,586)	$—	$—	$(269,079)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$(2,958)	$—	$—	$—	$(2,958)
Forward Currency Contracts	—	—	489,384	—	—	489,384

Total	$—	$(2,958)	$489,384	$—	$—	$486,426

Resources Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$32	$—	$—	$—	$32

Total	$—	$32	$—	$—	$—	$32

Risk Premium Fund
Liabilities:
Written Options, at value	$—	$2,881,398	$—	$—	$—	$2,881,398

Total	$—	$2,881,398	$—	$—	$—	$2,881,398

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$2,881,398	$—	$—	$—	$2,881,398

Net Realized Gain (Loss) on:
Written Options	$—	$46,223,044	$—	$—	$—	$46,223,044

Total	$—	$46,223,044	$—	$—	$—	$46,223,044

Change in Net Unrealized Appreciation (Depreciation) on:
Written Options	$—	$2,073,427	$—	$—	$—	$2,073,427

Total	$—	$2,073,427	$—	$—	$—	$2,073,427

Tax-Managed International Equities Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(234,368)	$—	$—	$—	$(234,368)
Forward Currency Contracts	—	—	(547,447)	—	—	(547,447)

Total	$—	$(234,368)	$(547,447)	$—	$—	$(781,815)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$479,416	$—	$—	$479,416

Total	$—	$—	$479,416	$—	$—	$479,416

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February 28, 2015

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2015, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following table presents the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2015:

Risk Premium Fund

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley & Co. International PLC	$2,881,398	$(2,881,398)	$—	$—	*

Total	$2,881,398	$(2,881,398)	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or number of contracts (options) outstanding at each month-end, was as follows for the year ended February 28, 2015:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Options	Rights and/or Warrants ($)
Developed World Stock Fund	41,214,486	571,345	—	66,688
International Equity Fund	1,706,001,291	—	—	6,796,286
International Large/Mid Cap Equity Fund	273,775,106	—	—	815,228
International Small Companies Fund	50,016,793	—	—	368,665
Resources Fund	—	—	—	20,356
Risk Premium Fund	—	—	9,833	—
Tax-Managed International Equities Fund	41,879,401	—	—	189,573

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5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Management Fee	0.45%	0.50%	0.38%	0.60%	0.33%	0.50%	0.45%	0.50%	0.31%

In addition, for certain Funds, each class of shares (except International Equity Fund Class M and U.S. Equity Allocation Fund Class M (formerly U.S. Core Equity Fund) which liquidated on March 27, 2013 and January 31, 2013, respectively) pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay GMO an administration fee, which is used by GMO to defray its expenses (or the expenses of a third-party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. GMO may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases, these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and Service (12b-1) Plan. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V		Class VI
Developed World Stock Fund		0.15%	0.10%
International Equity Fund	0.22%	0.15%	0.09%
International Large/Mid Cap Equity Fund		0.15%	0.09%			0.055%
International Small Companies Fund		0.15%
Quality Fund		0.15%	0.105%	0.085%		0.055%
Resources Fund		0.15%	0.10%	0.085%	*	0.055%	*
Risk Premium Fund		0.15%	0.10%	0.085%	*	0.055%
Tax-Managed International Equities Fund		0.15%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)		0.15%	0.10%	0.085%	*	0.055%

*	Class is offered but has no shareholders as of February 28, 2015.

For each Fund other than Resources Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Resources Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

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For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2015 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2015 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Developed World Stock Fund	5,080	730
International Equity Fund	153,139	17,553
International Large/Mid Cap Equity Fund	21,781	2,677
International Small Companies Fund	3,538	365
Quality Fund	127,900	15,124
Resources Fund	1,990	337
Risk Premium Fund	7,424	1,005
Tax-Managed International Equities Fund	5,094	668
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	88,372	9,428

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2015, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Developed World Stock Fund	< 0.001%	0.000%	< 0.001%
International Equity Fund	< 0.001%	0.000%	< 0.001%
International Large/Mid Cap Equity Fund	< 0.001%	0.000%	< 0.001%
International Small Companies Fund	< 0.001%	0.000%	< 0.001%
Quality Fund	< 0.001%	0.000%	< 0.001%
Resources Fund	< 0.001%	0.000%	< 0.001%
Risk Premium Fund	< 0.001%	0.000%	< 0.001%
Tax-Managed International Equities Fund	< 0.001%	0.000%	< 0.001%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	< 0.001%	0.000%	< 0.001%

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6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2015 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Developed World Stock Fund	—	334,973,976	—	339,402,195
International Equity Fund	—	9,726,747,331	—	9,424,768,928
International Large/Mid Cap Equity Fund	—	1,634,820,432	—	1,742,885,279
International Small Companies Fund	—	258,554,558	—	332,442,145
Quality Fund	—	6,707,294,044	—	9,404,024,291
Resources Fund	—	217,322,425	—	273,428,574
Risk Premium Fund	—	193,273,000	—	471,526,028
Tax-Managed International Equities Fund	—	313,985,488	—	341,414,527
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	—	4,993,530,340	—	6,942,292,980

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2015 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
Quality Fund	171,541,475	559,194,207

For the year ended February 28, 2015, the Funds had the following net realized gains attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Quality Fund	133,283,865

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

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8.	Principal shareholders and related parties as of February 28, 2015.

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the GMO has investment discretion
Developed World Stock Fund	3		91.03%	0.04%	—
International Equity Fund	2	*	25.23%	0.05%	87.70%
International Large/Mid Cap Equity Fund	2		23.60%	0.01%	—
International Small Companies Fund	4		79.50%	0.10%	—
Quality Fund	—		0.00%	0.40%	—
Resources Fund	2		71.55%	11.46%	10.49%
Risk Premium Fund	3	**	91.47%	0.02%	99.93%
Tax-Managed International Equities Fund	1		16.73%	1.06%	—
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	4	***	57.15%	<0.01%	91.62%

*	One of the shareholders is another fund of the Trust.
**	Two of the shareholders are other funds of the Trust.
***	Three of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Developed World Stock Fund
Class III:
Shares issued to shareholders in reinvestment of distributions	118,091	$2,816,569	81,378	$1,812,743
Shares repurchased	(765,360)	(19,097,744)	(534,343)	(11,570,793)
Redemption fees	—	8,330	—	11,313

Net increase (decrease)	(647,269)	$(16,272,845)	(452,965)	$(9,746,737)

Class IV:
Shares issued to shareholders in reinvestment of distributions	326,763	$7,796,353	200,559	$4,478,100
Shares repurchased	—	—	(277)	(6,461)
Redemption fees	—	13,850	—	17,630

Net increase (decrease)	326,763	$7,810,203	200,282	$4,489,269

International Equity Fund
Class II:
Shares sold	459,567	$11,256,074	1,424,266	$35,369,649
Shares issued to shareholders in reinvestment of distributions	386,585	8,724,449	111,902	2,595,102
Shares repurchased	(1,105,829)	(28,050,318)	(4,281,645)	(101,439,787)

Net increase (decrease)	(259,677)	$(8,069,795)	(2,745,477)	$(63,475,036)

126

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
International Equity Fund (continued)
Class III:
Shares sold	19,644,802	$470,303,280	23,948,118	$589,292,369
Shares issued to shareholders in reinvestment of distributions	3,941,139	90,225,201	1,218,214	28,749,130
Shares repurchased	(18,140,767)	(466,254,658)	(39,116,291)	(943,666,876)

Net increase (decrease)	5,445,174	$94,273,823	(13,949,959)	$(325,625,377)

Class IV:
Shares sold	119,068,983	$3,082,528,158	295,394,802	$6,955,499,874
Shares issued to shareholders in reinvestment of distributions	41,747,123	950,783,999	10,639,750	250,388,262
Shares repurchased	(131,760,438)	(3,257,232,670)	(202,916,759)	(4,963,474,861)

Net increase (decrease)	29,055,668	$776,079,487	103,117,793	$2,242,413,275

Class M*
Shares sold	—	$—	11,217	$239,035
Shares repurchased	—	—	(596,232)	(12,544,031)

Net increase (decrease)	—	$—	(585,015)	$(12,304,996)

International Large/Mid Cap Equity Fund
Class III:
Shares sold	2,630,718	$80,052,083	2,604,617	$90,759,832
Shares issued to shareholders in reinvestment of distributions	1,863,217	56,349,694	807,518	25,869,185
Shares repurchased	(1,866,511)	(61,644,094)	(7,877,000)	(255,220,935)

Net increase (decrease)	2,627,424	$74,757,683	(4,464,865)	$(138,591,918)

Class IV:
Shares sold	12,578,650	$382,048,697	5,403,159	$185,258,681
Shares issued to shareholders in reinvestment of distributions	4,304,709	130,026,445	1,969,052	63,045,580
Shares repurchased	(8,100,545)	(268,622,451)	(19,682,690)	(649,990,712)

Net increase (decrease)	8,782,814	$243,452,691	(12,310,479)	$(401,686,451)

Class VI:
Shares sold	403,874	$14,003,069	9,066,238	$301,514,446
Shares issued to shareholders in reinvestment of distributions	1,088,192	32,959,271	1,218,468	38,003,453
Shares repurchased	(10,546,654)	(322,340,957)	(87,049,584)	(2,674,996,122)

Net increase (decrease)	(9,054,588)	$(275,378,617)	(76,764,878)	$(2,335,478,223)

International Small Companies Fund
Class III:
Shares sold	223,648	$1,765,082	2,633,526	$23,455,913
Shares issued to shareholders in reinvestment of distributions	7,939,822	62,559,490	2,272,779	20,646,534
Shares repurchased	(8,545,076)	(79,752,515)	(5,092,387)	(47,301,488)
Purchase premiums	—	8,290	—	46,233
Redemption fees	—	398,183	—	164,629

Net increase (decrease)	(381,606)	$(15,021,470)	(186,082)	$(2,988,179)

127

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Quality Fund
Class III:
Shares sold	35,411,379	$831,646,630	20,360,306	$512,757,069
Shares issued to shareholders in reinvestment of distributions	48,083,421	1,098,652,237	25,168,153	607,852,263
Shares repurchased	(80,496,558)	(1,927,733,207)	(97,051,568)	(2,464,605,730)

Net increase (decrease)	2,998,242	$2,565,660	(51,523,109)	$(1,343,996,398)

Class IV:
Shares sold	45,951,153	$1,059,495,277	53,185,490 (a)	$1,344,642,103 (a)
Shares issued to shareholders in reinvestment of distributions	15,217,309	346,542,591	10,091,224	243,740,238
Shares repurchased	(50,500,627)	(1,219,926,419)	(65,504,615)	(1,645,221,999)

Net increase (decrease)	10,667,835	$186,111,449	(2,227,901)	$(56,839,658)

Class V:
Shares sold	9,995,822	$257,492,359	14,836,788	$355,177,332
Shares issued to shareholders in reinvestment of distributions	7,463,110	170,571,619	1,512,787	36,540,387
Shares repurchased	(31,847,938)	(747,266,244)	(9,422,968)	(235,572,317)

Net increase (decrease)	(14,389,006)	$(319,202,266)	6,926,607	$156,145,402

Class VI:
Shares sold	10,852,199	$271,005,461	40,483,976 (b)	$1,012,560,445 (b)
Shares issued to shareholders in reinvestment of distributions	27,413,933	627,036,190	20,891,060	504,056,208
Shares repurchased	(76,193,419)	(1,871,752,946)	(88,692,480)	(2,217,463,973)

Net increase (decrease)	(37,927,287)	$(973,711,295)	(27,317,444)	$(700,847,320)

Resources Fund
Class III:
Shares sold	25,772	$570,682	3,334,058	$70,137,083
Shares issued to shareholders in reinvestment of distributions	223,010	3,666,229	95,558	2,032,105
Shares repurchased	(2,526,487)	(57,033,573)	(4,525,296)	(98,230,296)
Purchase premiums	—	1,620	—	214,228
Redemption fees	—	171,086	—	10,148

Net increase (decrease)	(2,277,705)	$(52,623,956)	(1,095,680)	$(25,836,732)

Class IV:
Shares sold	1,405,165	$23,419,473	6,206,967	$135,518,310
Shares issued to shareholders in reinvestment of distributions	833,988	13,279,211	181,697	3,854,959
Shares repurchased	(1,242,138)	(30,431,961)	(58,221)	(1,252,623)
Purchase premiums	—	70,456	—	132,842
Redemption fees	—	91,199	—	17,363

Net increase (decrease)	997,015	$6,428,378	6,330,443	$138,270,851

Risk Premium Fund
Class III:
Shares sold	485,666	$4,778,828	49,454	$509,422
Shares issued to shareholders in reinvestment of distributions	59,527	572,584	39,647	407,126
Shares repurchased	(765,681)	(7,737,057)	(26,441)	(276,766)
Purchase premiums	—	10,632	—	1,774
Redemption fees	—	20,641	—	466

Net increase (decrease)	(220,488)	$(2,354,372)	62,660	$642,022

128

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Risk Premium Fund (continued)
Class IV:
Shares sold	702,031	$7,165,035	1,888,445	$19,281,035
Shares issued to shareholders in reinvestment of distributions	138,019	1,403,322	111,037	1,142,024
Shares repurchased	(2,859,551)	(29,836,575)	(48,519)	(492,952)
Purchase premiums	—	13,176	—	3,577
Redemption fees	—	27,961	—	1,781

Net increase (decrease)	(2,019,501)	$(21,227,081)	1,950,963	$19,935,465

Class VI:
Shares sold	67,994,662	$672,736,450	9,483,575	$100,728,384
Shares issued to shareholders in reinvestment of distributions	4,833,372	47,203,077	3,894,970	40,033,457
Shares repurchased	(98,232,739)	(1,017,124,933)	(2,984,066)	(31,454,125)
Purchase premium fees	—	997,916	—	174,824
Redemption fees	—	1,526,624	—	45,215

Net increase (decrease)	(25,404,705)	$(294,660,866)	10,394,479	$109,527,755

Tax-Managed International Equities Fund
Class III:
Shares sold	97,200	$1,709,812	105,318	$1,555,908
Shares issued to shareholders in reinvestment of distributions	475,564	7,770,363	377,884	6,183,177
Shares repurchased	(2,090,337)	(35,346,045)	(6,445,201)	(106,708,286)

Net increase (decrease)	(1,517,573)	$(25,865,870)	(5,961,999)	$(98,969,201)

U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Class III:
Shares sold	795,953	$13,603,359	6,397,933	$109,258,316
Shares issued to shareholders in merger transaction	—	—	15,110,659	257,485,628
Shares issued to shareholders in reinvestment of distributions	3,012,456	48,622,443	183,052	3,018,979
Shares repurchased	(14,850,428)	(256,471,698)	(6,356,793)	(105,756,275)

Net increase (decrease)	(11,042,019)	$(194,245,896)	15,334,851	$264,006,648

Class IV:
Shares sold	13,278,153	$219,839,439	7,742,755	$131,968,171
Shares issued to shareholders in merger transaction	—	—	10,324,339	175,617,009
Shares issued to shareholders in reinvestment of distributions	1,985,317	31,758,148	47,424	780,958
Shares repurchased	(5,963,135)	(104,608,068)	(4,459,715)	(74,921,044)

Net increase (decrease)	9,300,335	$146,989,519	13,654,803	$233,445,094

Class V:**
Shares sold	—	$—	2,669,000	$45,834,662
Shares issued to shareholders in merger transaction	—	—	13,668,949	232,508,829
Shares issued to shareholders in reinvestment of distributions	314,353	5,617,482	—	—
Shares repurchased	(15,372,225)	(273,192,869)	(1,280,077)	(21,297,534)

Net increase (decrease)	(15,057,872)	$(267,575,387)	15,057,872	$257,045,957

129

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund) (continued)
Class VI:
Shares sold	72,506,200	$1,291,928,896	69,757,018	$1,177,823,745
Shares issued to shareholders in merger transaction	—	—	352,709,509	5,989,007,468
Shares issued to shareholders in reinvestment of distributions	60,084,619	958,675,592	1,454,040	23,889,696
Shares repurchased	(179,517,800)	(3,090,750,328)	(98,754,176)	(1,636,867,127)

Net increase (decrease)	(46,926,981)	$(840,145,840)	325,166,391	$5,553,853,782

(a)	6,495,158 shares and $167,185,390 were purchased in-kind.
(b)	5,372,627 shares and $128,352,069 were purchased in-kind.
*	Class M liquidated on March 27, 2013.
**	Class V liquidated on July 30, 2014.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Developed World Stock Fund
GMO U.S. Treasury Fund	$6,376,617	$29,233,000	$29,316,000	$2,403	$778	$6,293,617

International Equity Fund
GMO U.S. Treasury Fund	$—	$1,191,605,000	$954,222,000	$39,732	$18,758	$237,383,000

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$28,348,000	$280,762,000	$291,731,000	$10,912	$6,274	$17,379,000

International Small Companies Fund
GMO U.S. Treasury Fund	$—	$46,260,000	$43,055,793	$1,137	$376	$3,204,207

Quality Fund
GMO U.S. Treasury Fund	$—	$1,654,853,000	$1,568,662,000	$26,740	$4,084	$86,191,000

Resources Fund
GMO U.S. Treasury Fund	$2,187,000	$30,558,600	$30,541,200	$912	$644	$2,204,400

Risk Premium Fund
GMO U.S. Treasury Fund	$278,253,028	$193,273,000	$471,526,028	$86,146	$11,130	$—

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$7,151,275	$46,798,000	$48,352,105	$2,673	$956	$5,597,170

U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
GMO U.S. Treasury Fund	$6,649,952	$1,082,888,000	$968,756,952	$25,335	$7,353	$120,781,000

130

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Developed World Stock Fund, GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO International Small Companies Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Developed World Stock Fund, GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO International Small Companies Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund) (collectively, the “Funds”) at February 28, 2015, the results of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

131

GMO Trust Funds

Fund Expenses

February 28, 2015 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six-month period ended February 28, 2015.

As a shareholder of the Funds, you may in incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2014 through February 28, 2015.

Actual Expense.

This section of the table for the class below provides information about actual account values and actual expenses. you may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Annualized Expense Ratio
Developed World Stock Fund
Class III	$1,000.00	$1,009.10	$2.99	$1,000.00	$1,021.82	$3.01	0.60%
Class IV	$1,000.00	$1,009.10	$2.74	$1,000.00	$1,022.07	$2.76	0.55%
International Equity Fund
Class II	$1,000.00	$974.30	$3.52	$1,000.00	$1,021.22	$3.61	0.72%
Class III	$1,000.00	$974.60	$3.18	$1,000.00	$1,021.57	$3.26	0.65%
Class IV	$1,000.00	$975.00	$2.89	$1,000.00	$1,021.87	$2.96	0.59%
International Large/Mid Cap Equity Fund
Class III	$1,000.00	$969.80	$2.59	$1,000.00	$1,022.17	$2.66	0.53%
Class IV	$1,000.00	$970.20	$2.30	$1,000.00	$1,022.46	$2.36	0.47%
Class VI	$1,000.00	$970.40	$2.15	$1,000.00	$1,022.61	$2.21	0.44%
International Small Companies Fund
Class III	$1,000.00	$979.10	$3.78	$1,000.00	$1,020.98	$3.86	0.77%
Quality Fund
Class III	$1,000.00	$1,065.30	$2.46	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,065.60	$2.25	$1,000.00	$1,022.61	$2.21	0.44%
Class V	$1,000.00	$1,066.20	$2.15	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,065.90	$2.00	$1,000.00	$1,022.86	$1.96	0.39%
Resources Fund
Class III	$1,000.00	$792.30	$3.33	$1,000.00	$1,021.08	$3.76	0.75%
Class IV	$1,000.00	$792.10	$3.11	$1,000.00	$1,021.32	$3.51	0.70%

132

GMO Trust Funds

Fund Expenses — (Continued)

February 28, 2015 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Annualized Expense Ratio
Risk Premium Fund
Class III	$1,000.00	$983.10	$3.00	$1,000.00	$1,021.77	$3.06	0.61%
Class IV	$1,000.00	$984.10	$2.75	$1,000.00	$1,022.02	$2.81	0.56%
Class VI	$1,000.00	$984.10	$2.56	$1,000.00	$1,022.22	$2.61	0.52%
Tax-Managed International Equities Fund
Class III	$1,000.00	$960.90	$3.21	$1,000.00	$1,021.52	$3.31	0.66%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Class III	$1,000.00	$1,044.00	$2.33	$1,000.00	$1,022.51	$2.31	0.46%
Class IV	$1,000.00	$1,044.60	$2.08	$1,000.00	$1,022.76	$2.06	0.41%
Class VI	$1,000.00	$1,044.30	$1.88	$1,000.00	$1,022.96	$1.86	0.37%

*	Expenses are calculated using the annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2015, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

133

GMO Trust

Tax Information for the Tax Year Ended February 28, 2015 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2015:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Developed World Stock Fund	29.77%	90.88%	—	—	—	—
International Equity Fund	—	100.00%	—	479,589,102	49,382,202	491,101,916
International Large/Mid Cap Equity Fund	—	100.00%	—	137,209,396	7,768,821	74,908,030
International Small Companies Fund	—	53.31%	7,919,114	51,686,047	806,944	9,863,574
Quality Fund	62.15%	77.32%	124,568,048	2,019,166,328	—	—
Resources Fund	5.54%	59.06%	6,710,517	4,094,198	980,576	8,035,367
Risk Premium Fund	—	—	23,138,028	26,043,009	—	—
Tax-Managed International Equities Fund	—	100.00%	—	—	1,787,866	17,154,128
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	93.31%	100.00%	—	915,020,723	—	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2016, the Funds will notify applicable shareholders of amounts for use in preparing 2015 U.S. federal income tax forms.

134

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2015. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	39	Director, BeiGene Ltd. (biotech research).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	39	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present).	39	Trustee of HIMCO Variable Insurance Trust (27 Portfolios); Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988 –2005).	51	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

135

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Brian Kadehjian DOB: 09/16/1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Craig Parker DOB: 01/21/1982	Assistant Treasurer	Since February 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2010 – present); Senior Associate, PricewaterhouseCoopers LLP (September 2009 – October 2010).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kelly Hollister DOB: 03/29/1988	Anti-Money Laundering Officer	Since November 2014.	Compliance Associate, Grantham, Mayo, Van Otterloo & Co. LLC (May 2012 – present).

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Messrs. Kittredge and Parker, also serves as an officer of GMO Series Trust.

136

GMO Trust

Annual Report

February 28, 2015

Emerging Countries Fund

Emerging Domestic Opportunities Fund

Emerging Markets Fund

Taiwan Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Countries Fund returned +3.02% for the fiscal year ended February 28, 2015, as compared with +5.44% for the S&P/IFCI Composite Index.

Country-sector allocation detracted from the Fund’s relative returns for the fiscal year. The Fund’s overweights in Russia Energy and Korea Financials and underweight in South Africa Financials detracted from relative performance. The Fund’s underweight in Korea Industrials and overweight in China Telecommunications added to relative performance.

Stock selection detracted from relative returns during the fiscal year. In particular, the Fund’s stock selections in Korea Financials, South Africa Financials, and Korea Consumer Discretionary subtracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Countries Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	86.2%
Preferred Stocks	10.7
Investment Funds	2.0
Mutual Funds	0.3
Short-Term Investments	0.1
Rights/Warrants	0.0 ^
Other	0.7

100.0%

Country Summary**	% of Investments
South Korea	19.6%
China	15.3
Brazil	11.9
Taiwan	11.4
Russia	11.2
India	9.8
Thailand	3.8
Egypt	3.0
Indonesia	2.4
Poland	2.2
Turkey	2.1
Czech Republic	1.8
South Africa	1.8
Philippines	1.7
United States***	0.5
Mexico	0.4
United Kingdom***	0.3
Colombia	0.2
Peru	0.2
Qatar	0.2
Malaysia	0.1
Panama	0.1
Hungary	0.0 ^

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

***	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments****
Banks	25.6%
Energy	14.0
Technology Hardware & Equipment	14.0
Telecommunication Services	11.0
Materials	7.7
Automobiles & Components	7.2
Utilities	5.6
Capital Goods	3.0
Insurance	1.6
Consumer Durables & Apparel	1.1
Diversified Financials	1.1
Software & Services	1.1
Media	1.0
Semiconductors & Semiconductor Equipment	1.0
Food, Beverage & Tobacco	0.8
Real Estate	0.8
Pharmaceuticals, Biotechnology & Life Sciences	0.7
Household & Personal Products	0.6
Food & Staples Retailing	0.5
Health Care Equipment & Services	0.5
Transportation	0.4
Retailing	0.4
Consumer Services	0.3

100.0%

****	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 86.2%

	Brazil — 5.0%
300	Banco Bradesco SA	3,957
81,160	Banco do Brasil SA	681,296
4,500	BB Seguridade Participacoes SA	51,355
30,000	BM&FBOVESPA SA	106,309
100	BR Malls Participacoes SA	597
900	BR Properties SA	3,673
7,100	Brasil Brokers Participacoes SA	7,406
4,701	CETIP SA	57,036
20,989	Cia de Saneamento Basico do Estado de Sao Paulo ADR	123,835
10,800	Companhia de Saneamento Basico do Estado de Sao Paulo	64,444
5,600	Companhia Siderurgica Nacional SA	10,164
19,200	Companhia Siderurgica Nacional SA Sponsored ADR	34,176
1,500	CPFL Energia SA	9,829
700	CPFL Energia SA ADR	9,142
7,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	32,238
11,495	Duratex SA	30,758
10,300	Klabin SA	58,091
2,555	Localiza Rent a Car SA	31,483
3,700	LPS Brasil Consultoria de Imoveis SA	7,872
100	Multiplan Empreendimentos Imobiliarios SA	1,923
2,000	Multiplus SA	24,629
6,025	Raia Drogasil SA	60,618
8,900	Tim Participacoes SA	37,460
2,800	Ultrapar Participacoes SA	58,869
53,700	Vale SA Sponsored ADR	398,454

	Total Brazil	1,905,614

	China — 14.8%
778,802	Agricultural Bank of China Ltd – Class H	386,488
5,000	Anhui Conch Cement Co Ltd – Class H	17,013
401	Baidu Inc Sponsored ADR *	81,704
1,411,000	Bank of China Ltd – Class H	813,303
9,500	Biostime International Holdings Ltd	29,311
36,000	Brilliance China Automotive Holdings Ltd	70,756
18,000	China Cinda Asset Management Co Ltd *	8,893
569,160	China Communications Services Corp Ltd – Class H	261,957
1,303,720	China Construction Bank Corp – Class H	1,085,630
9,560	China Gas Holdings Ltd	14,954
39,334	China Mobile Ltd	535,288
300	China Mobile Ltd Sponsored ADR	20,325
5,600	China Overseas Land & Investment Ltd	17,043
8,500	China Shenhua Energy Co Ltd	22,306
669,900	China Telecom Corp Ltd – Class H	433,097
93,000	CNOOC Ltd	133,055

Shares	Description	Value ($)
	China — continued
25,000	Geely Automobile Holdings Ltd.	11,173
123,000	GOME Electrical Appliances Holdings Ltd	16,786
38,000	Huaneng Power International Inc – Class H	48,000
1,347,000	Industrial and Commercial Bank of China Ltd – Class H	989,526
19,000	Inner Mongolia Yitai Coal Co Ltd – Class B	25,844
2,000	Kerry Logistics Network Ltd	2,907
84,400	People’s Insurance Co Group of China Ltd	43,730
76,000	PICC Property & Casualty Co Ltd – Class H	163,201
8,000	Ping An Insurance (Group) Co of China Ltd – Class H	88,764
14,000	Shanghai Industrial Holdings Ltd.	42,332
13,000	Shenzhou International Group Holdings Ltd	51,427
1,100	TAL Education Group ADR *	33,792
18,000	Tong Ren Tang Technologies Co Ltd	22,188
1,000	Vipshop Holdings Ltd ADS *	24,450
38,000	Xinyi Glass Holdings Ltd	20,372
165,000	Yangzijiang Shipbuilding Holdings Ltd	148,334
12,000	Zhejiang Expressway Co Ltd – Class H	14,689
6,000	Zhuzhou CSR Times Electric Co Ltd – Class H	33,736

	Total China	5,712,374

	Colombia — 0.2%
25,127	Ecopetrol SA	20,956
2,500	Ecopetrol SA Sponsored ADR	41,800

	Total Colombia	62,756

	Czech Republic — 1.8%
8,899	CEZ AS	224,557
1,040	Komercni Banka AS	224,116
3,575	Pegas Nonwovens SA	101,700
282	Philip Morris CR AS	130,223

	Total Czech Republic	680,596

	Egypt — 2.9%
14,835	Alexandria Mineral Oils Co	108,738
36,806	ElSwedy Electric Co *	226,202
14,643	Global Telecom Holding GDR *	37,328
1,241,332	Orascom Telecom Media and Technology Holding SAE *	195,851
98,955	Oriental Weavers Co	153,421
34,712	Sidi Kerir Petrochemicals Co	69,664
131,908	South Valley Cement	116,284
125,763	Telecom Egypt Co	191,675

	Total Egypt	1,099,163

	Hungary — 0.0%
6,522	Magyar Telekom Telecommunications Plc *	9,224

See accompanying notes to the financial statements.	5

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	India — 9.4%
2,745	Asian Paints Ltd	35,880
3,564	Aurobindo Pharma Ltd	59,320
7,274	Berger Paints India Ltd	26,498
1,069	Cadila Healthcare Ltd	26,616
41,693	Cairn India Ltd	169,440
146	Canara Bank Ltd	966
2,195	CESC Ltd	21,337
8,661	Coal India Ltd *	55,209
935	Colgate-Palmolive India Ltd	29,129
842	Credit Analysis & Research Ltd	21,633
3,485	Dabur India Ltd	14,910
3,192	Dewan Housing Finance Corp Ltd	26,287
1,123	Emami Ltd	17,445
5,143	Federal Bank Ltd	11,855
75,310	HDFC Bank Ltd (a)	1,460,245
2,400	HDFC Bank Ltd Sponsored ADR	148,824
6,935	Hero MotoCorp Ltd	298,982
3,661	IDFC Ltd (a)	10,878
4,980	Indiabulls Housing Finance Ltd	50,828
2,281	Indian Oil Corp Ltd	12,301
703	Infosys Ltd	25,804
2,758	Jindal Steel & Power Ltd	8,628
3,255	JK Lakshmi Cement Ltd	17,914
12,542	Kajaria Ceramics Ltd	165,994
3,670	Lupin Ltd	103,172
511	Maruti Suzuki India Ltd (a)	29,967
1,069	Max India Ltd	7,597
25,799	Mphasis Ltd	159,584
4,840	Nagarjuna Construction Co	5,953
5,459	Oriental Bank of Commerce	21,393
16,470	Punjab National Bank (a) *	44,905
1,871	Rural Electrification Corp Ltd	10,145
35	SKS Microfinance Ltd *	235
804	Supreme Industries Ltd	8,598
4,909	Syndicate Bank	9,470
2,636	Tech Mahindra Ltd	120,819
341	Ultratech Cement Ltd	17,250
837	United Spirits Ltd *	46,339
25,068	Yes Bank Ltd	334,086

	Total India	3,636,436

	Indonesia — 2.3%
400,000	ACE Hardware Indonesia Tbk PT	26,127
430,500	Astra International Tbk PT	261,113
194,816	Bank Danamon Indonesia Tbk PT	72,316
73,372	Bank Mandiri Persero Tbk PT	68,050
24,820	First Real Estate Investment Trust	24,809
685,000	Global Mediacom Tbk PT	106,710
114,000	Indosat Tbk PT *	36,403

Shares	Description	Value ($)
	Indonesia — continued
166,800	Kalbe Farma Tbk PT	23,282
850,800	Media Nusantara Citra Tbk PT	207,185
25,800	Perusahaan Gas Negara Persero Tbk PT	10,364
259,400	Telekomunikasi Indonesia Persero Tbk PT	58,819

	Total Indonesia	895,178

	Malaysia — 0.1%
4,922	Hong Leong Bank Berhad	19,601
36,800	Media Prima Bhd	18,373

	Total Malaysia	37,974

	Mexico — 0.4%
2,900	America Movil SAB de CV ADR	62,002
18,096	Cemex SA de CV CPO *	18,366
2,720	Cemex SAB de CV Sponsored ADR	27,608
1,900	Embotelladoras Arca SAB de CV *	12,078
13,500	Fibra Uno Administracion SA de CV (REIT)	37,902

	Total Mexico	157,956

	Panama — 0.1%
300	Copa Holdings SA – Class A	34,164

	Peru — 0.2%
6,737	Companhia de Minas Buenaventura SA ADR	78,014

	Philippines — 1.7%
22,600	Aboitiz Power Corp	22,767
25,290	BDO Unibank Inc	63,658
1,195	GT Capital Holdings Inc	31,957
1,771,300	Lopez Holding Corp	358,764
19,100	Manila Water Co Inc	13,792
45,000	Puregold Price Club Inc	40,208
29,080	Robinsons Retail Holdings Inc	56,057
3,120	San Miguel Corp	5,482
13,330	Semirara Mining & Power Corp	47,036

	Total Philippines	639,721

	Poland — 2.1%
354	Jastrzebska Spolka Weglowa SA *	2,098
85	Jeronimo Martins SGPS SA	1,004
19,014	KGHM Polska Miedz SA	619,461
29,023	PGE SA	162,282
310	Powszechny Zaklad Ubezpieczen SA	40,841

	Total Poland	825,686

	Qatar — 0.2%
6,222	Qatar Gas Transport Co Nakilat	41,513
447	Qatar National Bank	24,824

	Total Qatar	66,337

6	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Russia — 8.6%
6,700	CTC Media Inc	28,207
44,716	Gazprom Neft – Class S *	124,856
6,614	Gazprom Neft JSC Sponsored ADR	92,880
113,198	Gazprom OAO Sponsored ADR	563,392
852	Global Ports Investments Plc GDR	3,363
46,022	KamAZ *	29,072
3,316	Lenta Ltd GDR *	24,164
9,340	Lukoil OAO Sponsored ADR	450,679
168	Magnit OJSC GDR	7,977
1,310	Mail.ru Group Ltd GDR (Registered Shares) *	24,787
2,201	MegaFon OAO GDR	38,737
17,172	Mobile Telesystems Sponsored ADR	170,003
13,117	Moscow Exchange	16,317
24,303	Rosneft OJSC GDR (Registered)	104,579
113,075	Sberbank Sponsored ADR	571,854
1,448	Sistema JSFC Sponsored GDR (Registered Shares)	10,270
90,512	Surgutneftegas Sponsored ADR	501,616
16,773	Tatneft Sponsored ADR	528,817
1,800	VimpelCom Ltd Sponsored ADR	9,864

	Total Russia	3,301,434

	South Africa — 1.8%
158,017	African Bank Investments Ltd (b) *	14
686	Aspen Pharmacare Holdings Ltd	24,330
4,428	Coronation Fund Managers Ltd	39,297
3,630	Discovery Ltd	37,291
4,324	Exxaro Resources Ltd	42,346
354	Foschini Ltd	5,019
4,392	Growthpoint Properties Ltd	11,172
4,536	Kumba Iron Ore Ltd	88,998
12,642	Life Healthcare Group Holdings Ltd	49,115
7,725	MTN Group Ltd	136,809
3,268	Sasol Ltd	117,968
500	Sasol Ltd Sponsored ADR	18,215
15,587	Telkom South Africa Ltd *	109,755
994	Truworths International Ltd	7,573

	Total South Africa	687,902

	South Korea — 17.2%
17,047	DGB Financial Group Inc	179,870
3,330	Dongbu Insurance Co Ltd	160,610
3,628	GS Holdings	146,081
8,412	Hana Financial Group Inc	230,463
461	Hankook Tire Co Ltd	20,183
13,098	Hanwha Corp	365,478
2,359	Hyundai Mobis Co Ltd	536,298
2,358	Hyundai Motor Co	344,728
66	Hyundai Wia Corp	8,444
37,140	Industrial Bank of Korea	456,640

Shares	Description	Value ($)
	South Korea — continued
5,103	INTOPS Co Ltd	83,620
16,444	Kia Motors Corp	681,308
36	Korea Zinc Co Ltd	13,422
9,600	KT Corp Sponsored ADR	134,496
76	KT&G Corp	5,537
3,403	Kwangju Bank *	28,821
5,201	Kyongnam Bank *	49,715
237	LG Chem Ltd	49,617
84	Lotte Chemical Corp	14,570
59	Lotte Shopping Co Ltd	13,444
23,790	Samho International Co Ltd *	429,363
233	Samsung Electro Mechanics Co Ltd	14,634
196	Samsung Electronics Co Ltd GDR	121,450
147	Samsung SDI Co Ltd	18,271
1,227	Samsung Electronics Co Ltd	1,517,561
695	Shinhan Financial Group Co Ltd	27,685
4,791	SK Innovation Co Ltd *	450,797
96	SK Telecom Co Ltd	25,194
5,439	SK Telecom Co Ltd ADR	158,112
38,312	Woori Bank	330,697

	Total South Korea	6,617,109

	Taiwan — 11.0%
10,000	Advanced Semiconductor Engineering Inc	13,423
5,894	Advantech Co Ltd	44,890
59,000	Asustek Computer Inc	612,273
3,000	Catcher Technology Co Ltd	27,294
81,884	Chunghwa Telecom Co Ltd	257,584
828,577	Compal Electronics Inc	641,980
7,000	Delta Electronics Inc	45,032
45,745	E.Sun Financial Holding Co Ltd	28,511
16,914	Far EasTone Telecommunications Co Ltd	41,682
4,640	Foxconn Technology Co Ltd	11,907
33,000	Fubon Financial Holding Co Ltd	58,621
3,000	Giant Manufacturing Co Ltd	29,049
173,832	Hon Hai Precision Industry Co Ltd	480,339
85,000	HTC Corp *	412,576
91,451	Lite-On Technology Corp	115,851
10,000	Lung Yen Life Service Corp	25,597
2,176	MediaTek Inc	32,673
70,722	Mega Financial Holding Co Ltd	56,095
19,000	Pegatron Corp	51,991
21,000	Pou Chen Corp	30,184
6,100	Powertech Technology Inc	10,409
830,200	ProMOS Technologies Inc * (b)	—
80,715	Quanta Computer Inc	203,234
6,000	Siliconware Precision Industries Co	10,559
353,863	Taishin Financial Holding Co Ltd	151,238
17,308	Taiwan Mobile Co Ltd	59,159

See accompanying notes to the financial statements.	7

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Taiwan — continued
12,000	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	294,360
14,880	TPK Holding Co Ltd	107,100
396,193	Wistron Corp	372,772
1,000	Wowprime Corp	8,870

	Total Taiwan	4,235,253

	Thailand — 3.7%
4,373	Advanced Info Service Pcl (Foreign Registered)	31,502
2,100	Airports of Thailand Pcl (Foreign Registered)	20,054
143,200	Bangkok Dusit Medical Services Pcl (Foreign Registered)	95,200
334,600	Banpu Pcl (Foreign Registered)	313,107
41,700	Chularat Hospital Pcl (Foreign Registered)	25,010
77,900	Electricity Generating Pcl (Foreign Registered)	380,785
184,095	Hemaraj Land and Development Pcl (Foreign Registered)	25,182
20,700	Intouch Holdings Pcl (Foreign Registered) (a)	50,569
2,000	Kasikornbank Pcl NVDR	13,420
23,822	PTT Pcl (Foreign Registered)	252,372
83,000	Quality Houses Pcl (Foreign Registered)	10,545
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	49,800
312,533	Sansiri Pcl (Foreign Registered)	19,319
27,200	SPCG Pcl (Foreign Registered)	25,438
43,400	Thai Oil Pcl (Foreign Registered)	70,404
15,000	Tisco Financial Group Pcl (Foreign Registered)	21,810
74,400	TTW Pcl (Foreign Registered)	28,539

	Total Thailand	1,433,056

	Turkey — 2.0%
7,045	Akbank TAS	23,050
4,823	Arcelik AS	29,137
8,580	Dogus Otomotiv Servis ve Ticaret AS	43,772
100,254	Emlak Konut Gayrimenkul Yatirim	125,181
16,201	Haci Omer Sabanci Holding AS	62,608
2,846	KOC Holding AS	13,279
2,353	Koza Altin Isletmeleri AS	20,863
7,810	Tofas Turk Otomobil Fabrikasi AS	51,143
8,941	Turk Hava Yollari Anonim Ortakligi *	32,273
64,212	Turk Telekomunikasyon AS	186,922
1,100	Turk Traktor ve Ziraat Makineleri AS	35,142
10,997	Turkcell Iletisim Hizmetleri AS *	57,820
600	Turkcell Iletisim Hizmetleri AS ADR *	7,902
4,849	Turkiye Garanti Bankasi AS	17,364
98	Turkiye Vakiflar Bankasi TAO – Class D	206
7,678	Turkiye Halk Bankasi AS	45,783
11,669	Yapi ve Kredi Bankasi AS	21,612

	Total Turkey	774,057

Shares	Description	Value ($)
	United Kingdom — 0.2%
956	British American Tobacco Plc	55,737
619	Unilever Plc	27,302
200	Unilever Plc Sponsored ADR	8,822

	Total United Kingdom	91,861

	United States — 0.5%
2,056	Colgate-Palmolive Co.	145,606
700	Yum! Brands, Inc.	56,777

	Total United States	202,383

	TOTAL COMMON STOCKS (COST $35,476,866)	33,184,248

	PREFERRED STOCKS — 10.7%

	Brazil — 6.6%
2,400	Banco Bradesco SA ADR	31,914
2,400	Banco Bradesco SA ADR	31,632
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	127,152
37,400	Bradespar SA	174,546
59,783	Companhia Energetica de Minas Gerais	274,264
47,245	Companhia Energetica de Minas Gerais Sponsored ADR	217,327
2,000	Companhia Energetica de Sao Paulo – Class B	16,593
9,400	Gerdau SA	33,701
100	Gerdau SA Sponsored ADR	357
953	Gol Linhas Aereas Inteligentes SA ADR	3,298
9,300	Itau Unibanco Holding SA	119,973
97,307	Itausa-Investimentos Itau SA	346,452
38,000	Metalurgica Gerdau SA	149,587
3,950	Oi SA *	8,302
7,600	Petroleo Brasileiro SA (Petrobras)	25,720
15,200	Telefonica Brasil SA	283,907
18,800	Telefonica Brasil SA ADR	348,552
5,500	Tim Participacoes SA ADR	115,940
37,000	Vale SA	241,625

	Total Brazil	2,550,842

	Russia — 2.3%
97,954	Sberbank *	85,093
1,100,891	Surgutneftegaz OJSC *	688,738
53	Transneft *	118,322

	Total Russia	892,153

	South Korea — 1.8%
3,476	Hyundai Motor Co	359,285
347	Samsung Electronics Co Ltd (Non-Voting)	331,786

8	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		South Korea — continued
	7	Samsung Electronics Co Ltd GDR (Registered)	3,355

		Total South Korea	694,426

		TOTAL PREFERRED STOCKS (COST $5,152,582)	4,137,421

		INVESTMENT FUNDS — 2.0%

		Thailand — 0.6%
	322,500	BTS Rail Mass Transit Growth Infrastructure Fund	103,806
	302,600	TRUE Telecommunication Growth Infrastructure Fund (Foreign Registered)	114,107

		Total Thailand	217,913

		United States — 1.4%
	13,728	iShares MSCI Emerging Markets ETF	558,593

		TOTAL INVESTMENT FUNDS (COST $767,060)	776,506

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	714	Itausa – Investimentos Itau SA Rights, Expires 03/25/15 *	855

		Thailand — 0.0%
	78,133	Sansiri PCL Warrants, Expires 11/24/17 *	846

		TOTAL RIGHTS/WARRANTS (COST $836)	1,701

		MUTUAL FUNDS — 0.3%

		United States — 0.3%
		Affiliated Issuers
	4,258	GMO U.S. Treasury Fund	106,449

		TOTAL MUTUAL FUNDS (COST $106,449)	106,449

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
EUR	296	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.17)%, due 03/02/15	331
SGD	504	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	370

Par Value		Description	Value ($)
		Time Deposits — continued
USD	19,358	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.06%, due 03/02/15	19,358

		Total Time Deposits	20,059

		TOTAL SHORT-TERM INVESTMENTS (COST $20,059)	20,059

		TOTAL INVESTMENTS — 99.3% (Cost $41,523,852)	38,226,384
		Other Assets and Liabilities (net) — 0.7%	276,066

		TOTAL NET ASSETS — 100.0%	$38,502,450

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 31.

See accompanying notes to the financial statements.	9

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes. Please note that, in GMO’s view, only approximately half of the stocks in the MSCI Emerging Markets Index are stocks that GMO considers to be suitable investments for the Fund.

Class III shares of GMO Emerging Domestic Opportunities Fund returned +8.23% for the fiscal year ended February 28, 2015, as compared with +5.01% for the MSCI Emerging Markets Index.

Country-sector allocation added to the Fund’s relative returns for the fiscal year. The Fund’s overweight in India Financials added to relative performance. Also adding to performance were underweights in Russia Energy and Korea Consumer Discretionary. The Fund’s underweights in China Financials and Taiwan Information Technology detracted from relative performance.

Stock selection added to relative returns for the fiscal year. In particular, the Fund’s stock selections in China Consumer Discretionary, India Industrials, and India Health Care added to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

10

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Domestic Opportunities Class II Shares and the MSCI Emerging Markets Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class II expenses had been applied throughout.

**	For the period from October 27, 2011 to November 29, 2013, no Class V shares were outstanding. Performance for that period is that of Class II, which has higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

11

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	84.1%
Investment Funds	12.4
Preferred Stocks	0.8
Mutual Funds	0.8
Short-Term Investments	0.3
Futures Contracts	0.0 ^
Other	1.6

100.0%

Country Summary**	% of Investments
China	20.8%
India	16.6
United States	9.3
Philippines	7.5
Thailand	7.1
Taiwan	5.5
Brazil	5.4
Indonesia	3.8
South Africa	3.2
United Kingdom	2.7
Belgium	2.6
Russia	2.3
South Korea	2.3
Mexico	2.1
Turkey	2.0
Qatar	1.7
Switzerland	1.6
Panama	1.0
United Arab Emirates	0.9
Vietnam	0.7
Malaysia	0.5
Nigeria	0.4

100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments***
Banks	19.7%
Food, Beverage & Tobacco	9.1
Health Care Equipment & Services	6.5
Telecommunication Services	6.1
Household & Personal Products	6.1
Pharmaceuticals, Biotechnology & Life Sciences	5.6
Food & Staples Retailing	4.8
Transportation	4.3
Materials	4.1
Diversified Financials	3.9
Capital Goods	3.9
Automobiles & Components	3.7
Software & Services	3.5
Consumer Services	3.5
Utilities	3.2
Energy	2.4
Consumer Durables & Apparel	2.3
Technology Hardware & Equipment	2.2
Real Estate	2.0
Retailing	1.7
Media	0.8
Insurance	0.6

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

12

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 84.1%

	Belgium — 2.1%
439,407	Anheuser-Busch InBev NV	55,743,195

	Brazil — 3.6%
2,291,889	CETIP SA	27,806,964
1,144,875	Localiza Rent a Car SA	14,107,391
2,519,900	Klabin SA	14,212,018
4,343,521	LPS Brasil Consultoria de Imoveis SA	9,240,542
2,837,300	Raia Drogasil SA	28,546,373

	Total Brazil	93,913,288

	China — 17.0%
134,200	Alibaba Group Holding Ltd Sponsored ADR *	11,423,104
281,100	Baidu Inc Sponsored ADR *	57,274,125
52,162,000	Bank of China Ltd – Class H	30,066,284
26,354,900	Brilliance China Automotive Holdings Ltd	51,799,224
7,260,000	China Gas Holdings Ltd	11,356,126
1,982,400	China Mobile Ltd	26,978,068
114,100	China Mobile Ltd Sponsored ADR	7,730,275
2,240,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd – Class H	7,497,906
17,727,000	Huaneng Power International Inc – Class H	22,392,121
112,107,160	Industrial & Commercial Bank of China Ltd – Class H	82,355,543
1,360,370	Ping An Insurance (Group) Co of China Ltd – Class H	15,093,961
2,829,700	Qingdao Haier Co Ltd – Class A	9,196,095
2,499,400	SAIC Motor Corp Ltd – Class A	9,699,202
1,352,530	Shanghai Jahwa United Co Ltd – Class A	8,188,862
6,226,000	Shenzhou International Group Holdings Ltd	24,629,722
828,331	TAL Education Group ADR *	25,446,328
9,694,440	Tong Ren Tang Technologies Co Ltd	11,949,895
689,000	Vipshop Holdings Ltd ADS *	16,846,050
2,732,000	Zhuzhou CSR Times Electric Co Ltd – Class H	15,360,995

	Total China	445,283,886

	India — 16.9%
1,764,701	Ashoka Buildcon Ltd	4,418,620
1,486,166	Asian Paints Ltd	19,425,824
217,905	Britannia Industries Ltd	7,326,687
3,923,167	Century Plyboards India Ltd	14,374,044
986,418	CESC Ltd	9,588,621
559,119	Colgate-Palmolive India Ltd	17,418,819
349,093	Credit Analysis & Research Ltd	8,969,149
1,815,507	Dabur India Ltd	7,767,194

Shares	Description	Value ($)
	India — continued
28,087	Eicher Motors Ltd	7,176,167
627,303	Emami Ltd	9,744,883
3,493,974	Federal Bank Ltd	8,053,785
2,043,434	Gayatri Projects Ltd (a)	5,144,950
1,921,803	Gujarat Pipavav Port Ltd *	6,962,281
5,203,576	HDFC Bank Ltd (b)	100,896,210
201,703	Hero MotoCorp Ltd	8,695,818
725,348	J Kumar Infraprojects Ltd	6,394,947
2,400,718	Jindal Steel & Power Ltd	7,509,979
1,762,459	JK Lakshmi Cement Ltd	9,699,778
2,753,961	Lupin Ltd	77,420,379
270,399	Maruti Suzuki India Ltd (b)	15,857,357
5,915,698	NCC Ltd	7,276,027
795,891	Repco Home Finance Ltd	8,364,535
790,768	SKS Microfinance Ltd *	5,302,635
976,382	Supreme Industries Ltd	10,441,934
956,374	Techno Electric & Engineering Co Ltd	6,240,605
193,746	Ultratech Cement Ltd	9,801,214
505,934	United Spirits Ltd *	28,010,086
1,108,636	Yes Bank Ltd	14,774,986

	Total India	443,057,514

	Indonesia — 3.1%
38,427,559	Bank Mandiri Persero Tbk PT	35,640,145
148,436,986	Kalbe Farma Tbk PT	20,718,845
27,351,700	Surya Citra Media Tbk PT	7,718,598
76,439,700	Telekomunikasi Indonesia Persero Tbk PT	17,332,867

	Total Indonesia	81,410,455

	Malaysia — 0.4%
22,234,644	Media Prima Bhd	11,101,097

	Mexico — 1.7%
5,674,032	Cemex SA de CV CPO *	5,758,606
1,756,248	Cemex SAB de CV Sponsored ADR	17,825,917
7,248,600	Fibra Uno Administracion SA de CV (REIT)	20,350,951

	Total Mexico	43,935,474

	Nigeria — 0.3%
2,042,070	Nestle Nigeria Plc	8,276,707

	Panama — 0.8%
179,748	Copa Holdings SA – Class A	20,469,702

	Philippines — 6.1%
18,429,840	Aboitiz Power Corp	18,566,114
15,376,570	BDO Unibank Inc	38,704,893
6,612,454	Concepcion Industrial Corp	8,549,617

See accompanying notes to the financial statements.	13

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Philippines — continued
754,489	GT Capital Holdings Inc	20,176,881
18,548,600	Puregold Price Club Inc	16,573,251
14,657,940	Robinsons Retail Holdings Inc	28,256,082
8,549,801	Semirara Mining & Power Corp	30,168,348

	Total Philippines	160,995,186

	Qatar — 1.4%
3,980,166	Qatar Gas Transport Co Nakilat	26,555,489
185,734	Qatar National Bank	10,314,661

	Total Qatar	36,870,150

	Russia — 1.9%
1,510,597	Global Ports Investments Plc GDR	5,962,169
2,059,201	Lenta Ltd GDR *	15,005,472
206,105	Magnit PJSC Sponsored GDR (Registered Shares)	9,785,755
638,893	Mail.ru Group Ltd GDR (Registered Shares) *	12,088,626
548,837	X5 Retail Group NV GDR (Registered Shares) *	6,985,675

	Total Russia	49,827,697

	South Africa — 2.6%
344,156	Aspen Pharmacare Holdings Ltd	12,206,236
1,915,245	Coronation Fund Managers Ltd	16,996,941
392,557	Foschini Group Ltd (The)	5,566,141
7,014,052	Life Healthcare Group Holdings Ltd	27,249,794
850,091	Truworths International Ltd	6,476,832

	Total South Africa	68,495,944

	South Korea — 1.8%
233,323	GS Retail Co Ltd	5,950,080
92,529	KT&G Corp	6,741,103
354,510	Shinhan Financial Group Co Ltd	14,121,915
82,062	SK Telecom Co Ltd	21,536,480

	Total South Korea	48,349,578

	Switzerland — 1.3%
433,704	Nestle SA (Registered)	33,895,616

	Taiwan — 4.5%
3,745,000	Chunghwa Telecom Co Ltd	11,780,701
42,243,706	E.Sun Financial Holding Co Ltd	26,328,653
2,060,000	Giant Manufacturing Co Ltd	19,947,023
5,249,000	Lung Yen Life Service Corp	13,435,898
51,004,000	Mega Financial Holding Co Ltd	40,455,098
1,810,000	Taiwan Mobile Co Ltd	6,186,570

	Total Taiwan	118,133,943

Shares	Description	Value ($)
	Thailand — 5.8%
2,980,650	Advanced Info Service Pcl (Foreign Registered)	21,471,615
1,119,200	AEON Thana Sinsap Thailand Pcl (Foreign Registered)	3,750,054
1,244,000	Airports of Thailand Pcl (Foreign Registered)	11,879,464
51,644,850	Bangkok Dusit Medical Services Pcl (Foreign Registered)	34,333,627
20,330,000	Chularat Hospital Pcl (Foreign Registered)	12,193,213
11,907,700	Intouch Holdings Pcl (Foreign Registered) (b)	29,089,752
1,656,200	Kasikornbank Pcl NVDR	11,113,353
14,598,500	SPCG Pcl (Foreign Registered)	13,653,050
10,450,000	Tisco Financial Group Pcl (Foreign Registered)	15,193,939

	Total Thailand	152,678,067

	Turkey — 1.6%
2,037,774	Dogus Otomotiv Servis ve Ticaret AS	10,396,058
493,357	Turk Traktor ve Ziraat Makineleri AS	15,761,216
4,368,031	Turkiye Garanti Bankasi AS	15,641,542

	Total Turkey	41,798,816

	United Arab Emirates — 0.8%
1,376,441	Al Noor Hospitals Group Plc	19,766,273

	United Kingdom — 2.2%
533,836	British American Tobacco Plc	31,123,720
14,900	British American Tobacco Plc Sponsored ADR	1,735,403
220,528	Unilever Plc Sponsored ADR	9,727,490
329,965	Unilever Plc	14,553,673

	Total United Kingdom	57,140,286

	United States — 7.6%
1,235,401	Abbott Laboratories	58,520,945
1,397,246	Colgate-Palmolive Co.	98,952,962
514,000	Yum! Brands, Inc.	41,690,540

	Total United States	199,164,447

	Vietnam — 0.6%
3,069,432	Viet Nam Dairy Products JSC	15,530,181

	TOTAL COMMON STOCKS (COST $2,043,211,430)	2,205,837,502

	PREFERRED STOCKS — 0.8%

	Brazil — 0.8%
1,101,000	Banco Bradesco SA	14,640,582
227,400	Gol Linhas Aereas Inteligentes SA *	805,293

14	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		Brazil — continued
	1,702,549	Gol Linhas Aereas Inteligentes SA ADR	5,890,819

		Total Brazil	21,336,694

		TOTAL PREFERRED STOCKS (COST $22,214,789)	21,336,694

		INVESTMENT FUNDS — 12.4%

		China — 2.9%
	1,764,000	iShares China Large-Cap ETF	77,192,640

		Thailand — 3.9%
	107,028,284	BTS Rail Mass Transit Growth Infrastructure Fund	34,450,160
	12,519,600	CPN Commercial Growth Leasehold Property Fund	3,992,614
	34,421,700	TICON Industrial Growth Leasehold Property Fund (a)	12,556,252
	133,093,292	TRUE Telecommunication Growth Infrastructure Fund	50,188,105

		Total Thailand	101,187,131

		United States — 5.6%
	3,601,318	iShares MSCI Emerging Markets ETF	146,537,629

		TOTAL INVESTMENT FUNDS (COST $318,726,933)	324,917,400

		MUTUAL FUNDS — 0.8%

		United States — 0.8%
		Affiliated Issuers
	802,740	GMO U.S. Treasury Fund	20,068,498

		TOTAL MUTUAL FUNDS (COST $20,068,498)	20,068,498

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
USD	2,108,973	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 03/02/15	2,108,973
USD	5,268,131	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	5,268,131

		Total Time Deposits	7,377,104

		TOTAL SHORT-TERM INVESTMENTS (COST $7,377,104)	7,377,104

		TOTAL INVESTMENTS — 98.4% (Cost $2,411,598,754)	2,579,537,198
		Other Assets and Liabilities (net) — 1.6%	42,422,762

		TOTAL NET ASSETS — 100.0%	$2,621,959,960

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
4,875	SGX CNX Nifty Index	March 2015	$86,758,922	$(743,289)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Affiliated company (Note 10).

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 31.

See accompanying notes to the financial statements.	15

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Markets Fund returned +2.91% for the fiscal year ended February 28, 2015, as compared with +5.44% for the S&P/IFCI Composite Index.

Country-sector allocation detracted from the Fund’s relative returns for the fiscal year. The Fund’s overweights in Russia Energy and Russia Financials along with its overweights in Brazil Materials and Brazil Utilities detracted from relative performance. The Fund’s overweights in China Financials and China Telecommunications added to relative performance.

Stock selection detracted from relative returns during the fiscal year. In particular, the Fund’s stock selections in Taiwan Information Technology, Korea Financials, and Russia Financials detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

16

GMO Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $50,000,000 Investment in

GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	84.3%
Preferred Stocks	12.0
Investment Funds	2.2
Mutual Funds	0.4
Short-Term Investments	0.2
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Other	0.9

	100.0%

Country Summary**	% of Investments
China	18.5%
Brazil	14.9
South Korea	14.0
Taiwan	12.9
Russia	12.1
India	9.0
Turkey	4.7
Thailand	3.3
Poland	2.9
South Africa	1.6
United States***	1.5
Indonesia	1.2
Czech Republic	0.8
Philippines	0.7
Egypt	0.4
Hungary	0.4
Colombia	0.2
Mexico	0.2
United Kingdom***	0.2
Malaysia	0.1
Panama	0.1
Qatar	0.1
Sri Lanka	0.1
United Arab Emirates	0.1
Nigeria	0.0	^
Vietnam	0.0	^

	100.0%

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

***	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments****
Banks	24.9%
Energy	15.3
Technology Hardware & Equipment	14.1
Telecommunication Services	9.9
Utilities	7.7
Materials	7.4
Automobiles & Components	5.6
Real Estate	2.3
Semiconductors & Semiconductor Equipment	2.1
Capital Goods	2.0
Diversified Financials	1.8
Insurance	1.1
Software & Services	1.1
Household & Personal Products	0.7
Pharmaceuticals, Biotechnology & Life Sciences	0.6
Food, Beverage & Tobacco	0.5
Health Care Equipment & Services	0.5
Consumer Durables & Apparel	0.5
Consumer Services	0.5
Food & Staples Retailing	0.4
Transportation	0.4
Media	0.3
Retailing	0.3

100.0%

****	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. The table excludes exposure to derivative contracts, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 84.3%

	Brazil — 7.1%
1,696,500	Aes Tiete SA	8,179,215
14,248,300	Banco do Brasil SA	119,607,024
1,246,000	BM&FBovespa SA	4,415,379
5,581,100	Brasil Brokers Participacoes SA	5,821,543
538,043	CETIP SA	6,527,952
5,628,636	Cia de Saneamento Basico do Estado de Sao Paulo Sponsored ADR	33,208,952
1,135,900	Cia de Saneamento de Minas Gerais *	8,046,009
1,829,900	Companhia de Saneamento Basico do Estado de Sao Paulo	10,919,120
511,080	Companhia Siderurgica Nacional SA	927,629
3,732,800	Companhia Siderurgica Nacional SA Sponsored ADR	6,644,384
2,644,300	Cosan Ltd – Class A	19,964,465
384,375	Cosan SA Industria e Comercio	3,836,784
1,823,873	CPFL Energia SA	11,951,135
529,600	CPFL Energia SA ADR	6,916,576
719,200	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,934,908
3,860,909	Duratex SA	10,330,967
4,621,000	EDP-Energias Do Brasil SA	14,665,818
1,296,800	Equatorial Energia SA	12,668,567
630,271	Grendene SA	3,627,241
1,360,237	Grupo BTG Pactual	13,047,551
4,264,574	Klabin SA	24,051,828
3,687,809	Light SA	18,144,928
298,856	Localiza Rent a Car SA	3,682,567
1,042,700	LPS Brasil Consultoria de Imoveis SA	2,218,272
392,400	Multiplus SA	4,832,271
143,760	Oi SA ADR *	300,458
266,400	Porto Seguro SA	2,940,317
742,000	Raia Drogasil SA	7,465,340
673,000	Sul America SA	3,097,731
3,246,600	Tim Participacoes SA	13,664,948
1,909,900	Tractebel Energia SA	22,493,246
3,114,751	Transmissora Alianca de Energia Eletrica SA	22,985,421
873,771	Ultrapar Participacoes SA	18,370,644
11,156,200	Vale SA Sponsored ADR	82,779,004

	Total Brazil	531,268,194

	China — 17.7%
190,895,590	Agricultural Bank of China Ltd – Class H	94,733,764
2,023,410	Aier Eye Hospital Group Co Ltd	10,755,730
32,600	Alibaba Group Holding Ltd Sponsored ADR *	2,774,912
1,540,538	Anhui Conch Cement Co Ltd	4,986,566
17,406,000	Anton Oilfield Services Group	3,470,744
64,500	Baidu Inc Sponsored ADR *	13,141,875

Shares	Description	Value ($)
	China — continued
293,422,582	Bank of China Ltd – Class H	169,129,377
6,118,000	Brilliance China Automotive Holdings Ltd	12,024,620
14,942,800	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	9,579,468
251,381	Changyou.com Ltd ADR *	7,041,182
4,402,000	China BlueChemical Ltd – Class H	1,776,392
7,792,550	China Communications Construction Co Ltd – Class H	9,538,801
59,658,200	China Communications Services Corp Ltd – Class H	27,457,764
247,983,306	China Construction Bank Corp – Class H	206,499,866
6,503,608	China Construction Bank – Class A	5,890,693
6,691,160	China Everbright Ltd	16,407,951
1,694,587	China Gas Holdings Ltd	2,650,681
1,397,734	China International Travel Service Corp Ltd	11,223,565
1,702,137	China Life Insurance Co Ltd – Class A	10,173,362
5,548,000	China Machinery Engineering Corp – Class H	4,818,059
8,470,737	China Mobile Ltd	115,276,491
422,700	China Mobile Ltd Sponsored ADR	28,637,925
12,416,400	China Overseas Land & Investment Ltd	37,787,763
1,363,695	China Pacific Insurance Group Co Ltd – Class A	7,482,763
5,060,790	China Railway Construction Corp Ltd – Class A	11,033,722
1,645,111	China Resources Land Ltd	4,368,693
7,395,050	China Shenhua Energy Co Ltd	19,406,053
42,772,800	China Telecom Corp Ltd – Class H	27,653,036
32,900	China Telecom Corp Ltd ADR	2,166,465
1,987,026	CITIC Securities Co Ltd – Class A	9,338,410
29,951,970	CNOOC Ltd	42,852,407
11,220	CNOOC Ltd ADR	1,614,558
8,551,250	Geely Automobile Holdings Ltd.	3,821,747
558,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd – Class H	1,867,782
4,260,400	Huaneng Power International Inc – Class H	5,381,587
4,317,543	Huaneng Power International Inc – Class A	5,310,937
270,243,347	Industrial and Commercial Bank of China – Class H	198,524,676
7,498,568	Industrial and Commercial Bank of China Ltd – Class A	5,478,209
4,338,918	Jiangsu Expressway Co Ltd – Class A	4,977,319
10,131,650	Jiangxi Copper Co Ltd	17,367,134
163,275	Kweichow Moutai Co Ltd	4,963,957
26,671,800	Lonking Holdings Ltd	5,229,125
958,100	New China Life Insurance Co Ltd – Class H	5,528,118

See accompanying notes to the financial statements.	19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	China — continued
7,307,500	PICC Property & Casualty Co Ltd – Class H	15,691,951
640,263	Ping An Insurance (Group) Co of China Ltd – Class A	7,177,826
452,200	Ping An Insurance (Group) Co of China Ltd – Class H	5,017,377
679,800	Qingdao Haier Co Ltd – Class A	2,209,247
2,927,665	SAIC Motor Corp Ltd – Class A	11,390,234
579,200	SAIC Motor Corp Ltd – Class A	2,247,651
321,287	Shanghai Jahwa United Co Ltd – Class A	1,945,225
1,457,000	Shenzhou International Group Holdings Ltd	5,763,814
3,957,000	Sinopec Engineering Group Co Ltd – Class H	3,203,532
190,306	TAL Education Group ADR *	5,846,200
2,358,880	Tong Ren Tang Technologies Co Ltd	2,907,684
174,000	Vipshop Holdings Ltd ADS *	4,254,300
1,305,039	Weichai Power Co Ltd – Class A	5,595,535
2,028,816	Weifu High-Technology Group Co Ltd – Class A	9,637,053
50,684,780	Yangzijiang Shipbuilding Holdings Ltd	45,565,203
643,500	Zhuzhou CSR Times Electric Co Ltd – Class H	3,618,155

	Total China	1,322,215,236

	Colombia — 0.2%
5,918,162	Ecopetrol SA	4,935,797
561,600	Ecopetrol SA Sponsored ADR	9,389,952

	Total Colombia	14,325,749

	Czech Republic — 0.8%
1,721,827	CEZ AS	43,448,384
48,242	Komercni Banka AS	10,395,981
57,978	Pegas Nonwovens SA	1,649,326
9,774	Philip Morris CR AS	4,513,484

	Total Czech Republic	60,007,175

	Egypt — 0.4%
168,311	Alexandria Mineral Oils Co	1,233,687
1,161,646	Global Telecom Holding GDR *	2,961,268
63,768,300	Orascom Telecom Media and Technology Holding SAE *	10,061,051
2,171,783	Sidi Kerir Petrochemicals Co	4,358,570
8,925,246	Telecom Egypt Co	13,602,946

	Total Egypt	32,217,522

	Hungary — 0.4%
9,485,412	Magyar Telekom Telecommunications Plc *	13,415,053
120,513	MOL Hungarian Oil and Gas Plc	5,335,817
811,927	OTP Bank Plc	12,839,818

	Total Hungary	31,590,688

Shares	Description	Value ($)
	India — 8.7%
2,258,913	Allahabad Bank *	3,999,248
5,993,570	Andhra Bank *	8,275,920
925,347	Ashoka Buildcon Ltd	2,316,969
334,083	Asian Paints Ltd	4,366,832
640,754	Aurobindo Pharma Ltd	10,664,781
568,982	Bank of India *	2,179,869
80,720	Bayer Cropscience Ltd	4,484,338
53,213	Britannia Industries Ltd	1,789,197
5,732,996	Cairn India Ltd	23,298,799
2,219,762	Canara Bank Ltd	14,689,514
1,065,465	Century Plyboards India Ltd	3,903,744
248,657	CESC Ltd	2,417,107
1,239,604	Coal India Ltd *	7,901,767
147,169	Colgate-Palmolive India Ltd	4,584,910
109,401	Credit Analysis & Research Ltd	2,810,810
491,525	Dabur India Ltd	2,102,867
7,999	Eicher Motors Ltd	2,043,727
186,039	Emami Ltd	2,890,036
996,308	Federal Bank Ltd	2,296,540
535,521	Gujarat Pipavav Port Ltd *	1,940,078
12,074,803	HDFC Bank Ltd (a)	234,127,811
533,307	HDFC Bank Ltd ADR	33,070,367
1,238,360	Hero MotoCorp Ltd	53,388,166
59,271	Hindustan Petroleum Corp Ltd	580,941
5,314,172	Housing Development & Infrastructure Ltd *	10,326,333
317,720	Indiabulls Housing Finance Ltd	3,242,812
203,477	J Kumar Infraprojects Ltd	1,793,931
2,937,979	Jai Balaji Industries Ltd *	692,000
540,322	Jindal Steel & Power Ltd	1,690,247
507,950	JK Lakshmi Cement Ltd	2,795,528
1,425,996	Kiri Industries Ltd * (b)	1,686,257
1,010,258	KSK Energy Ventures Ltd *	1,196,398
693,803	Lupin Ltd	19,504,449
73,921	Maruti Suzuki India Ltd (a)	4,335,044
837,823	Mphasis Ltd	5,182,484
905,112	NCC Ltd	1,113,245
8,459,913	NMDC Ltd	19,573,356
373,551	Oil & Natural Gas Corp Ltd	1,960,068
491,269	Oil India Ltd	3,961,193
1,193,099	Oriental Bank of Commerce	4,675,613
476,985	Power Finance Corp Ltd	2,268,282
8,289,048	Punjab National Bank (a) *	22,600,011
285,460	Repco Home Finance Ltd	3,000,084
1,979,953	Rural Electrification Corp Ltd	10,736,139
262,711	SKS Microfinance Ltd *	1,761,655
237,759	Supreme Industries Ltd	2,542,718
3,917,189	Syndicate Bank	7,556,306
392,830	Tech Mahindra Ltd	18,005,099

20	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	India — continued
252,621	Techno Electric & Engineering Co Ltd	1,648,422
54,243	Ultratech Cement Ltd	2,744,043
135,662	United Spirits Ltd *	7,510,672
4,492,280	Yes Bank Ltd	59,869,402

	Total India	654,096,129

	Indonesia — 1.2%
52,639,500	Bakrie Telecom Tbk PT *	52,945
8,502,718	Bank Mandiri Persero Tbk PT	7,885,958
40,268,869	Gajah Tunggal Tbk PT	4,356,832
49,075,218	Harum Energy Tbk PT	6,280,215
4,913,091	Indo Tambangraya Megah Tbk PT	6,416,275
34,216,900	Kalbe Farma Tbk PT	4,775,997
35,858,295	MNC Investama Tbk PT	943,221
5,926,380	Sumber Alfaria Trijaya Tbk PT	215,810
6,830,900	Surya Citra Media Tbk PT	1,927,667
2,309,980	Tambang Batubara Bukit Asam Persero Tbk PT	1,905,268
85,806,392	Telekomunikasi Indonesia Persero Tbk PT	19,456,784
655,600	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	29,567,560
3,473,585	Tempo Scan Pacific Tbk PT	694,629
5,753,300	XL Axiata Tbk PT	2,133,573

	Total Indonesia	86,612,734

	Malaysia — 0.1%
5,600,495	Lion Industries Corp Berhad *	729,867
7,135,314	Media Prima Bhd	3,562,450

	Total Malaysia	4,292,317

	Mexico — 0.2%
243,100	America Movil SAB de CV – Class L	5,197,478
3,364,826	Cemex SA de CV CPO *	3,414,980
228,892	Cemex SAB de CV Sponsored ADR *	2,323,254
1,789,500	Fibra Uno Administracion SA de CV (REIT)	5,024,146

	Total Mexico	15,959,858

	Nigeria — 0.0%
559,057	Nestle Nigeria Plc	2,265,912

	Panama — 0.1%
43,539	Copa Holdings SA – Class A	4,958,221

	Philippines — 0.7%
4,602,563	Aboitiz Power Corp	4,636,595
3,676,476	BDO Unibank Inc	9,254,184
8,501,377	First Gen Corp	5,616,595
2,150,200	GMA Holdings Inc	301,738
190,377	GT Capital Holdings Inc	5,091,146

Shares	Description	Value ($)
	Philippines — continued
17,050,950	Lopez Holding Corp	3,453,549
4,641,400	Manila Water Co Inc	3,351,428
4,714,388	Puregold Price Club Inc	4,212,325
3,578,180	Robinsons Retail Holdings Inc	6,897,651
2,154,725	Semirara Mining & Power Corp	7,603,042

	Total Philippines	50,418,253

	Poland — 2.8%
938,649	Asseco Poland SA	13,693,295
843,859	Energa SA	5,122,377
883,992	Jastrzebska Spolka Weglowa SA *	5,239,512
296,063	Jeronimo Martins SGPS SA	3,495,082
3,706,090	KGHM Polska Miedz SA	120,741,468
8,348,670	PGE SA	46,681,519
49,839	Powszechny Zaklad Ubezpieczen SA	6,566,096
5,549,410	Synthos SA	6,616,400
1,911,143	Tauron Polska Energia SA	2,525,294

	Total Poland	210,681,043

	Qatar — 0.1%
991,173	Qatar Gas Transport Co Nakilat	6,613,062
43,453	Qatar National Bank	2,413,144

	Total Qatar	9,026,206

	Russia — 9.0%
5,987,452	Aeroflot-Russian Airlines *	3,793,296
699,188	Bashneft OAO – Class S *	18,889,543
1,621,220	CTC Media, Inc.	6,825,336
828,402	Gazprom Neft JSC Sponsored ADR	11,633,224
579,639	Gazprom Neft – Class S *	1,618,468
28,019,022	Gazprom OAO Sponsored ADR	139,452,129
472,025	Global Ports Investments Plc GDR (Registered)	1,863,034
558,944	Globaltrans Investment Plc Sponsored GDR	2,825,132
495,127	Lenta Ltd GDR *	3,608,008
2,574,623	Lukoil OAO Sponsored ADR	124,232,197
45,871	Magnit PJSC Sponsored GDR (Registered)	2,177,930
140,052	Mail.ru Group Ltd Sponsored GDR (Registered) *	2,649,953
458,829	MegaFon OAO GDR	8,075,291
3,154,900	Mobile Telesystems Sponsored ADR	31,233,510
2,920,646	Moscow Exchange MICEX-RTS OAO *	3,633,284
45,734	NOVATEK OAO Sponsored GDR (Registered)	3,822,880
10,126,112	Rosneft OJSC GDR (Registered)	43,574,199
22,897,539	Sberbank Sponsored ADR	115,799,724
1,464,394	Sistema JSFC Sponsored GDR (Registered)	10,385,826

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Russia — continued
15,780,909	Surgutneftegas Sponsored ADR	87,457,482
1,250,068	Tatneft Sponsored ADR	39,411,993
1,032,600	VimpelCom Ltd Sponsored ADR	5,658,648
130,359	X5 Retail Group NV GDR (Registered) *	1,659,228

	Total Russia	670,280,315

	South Africa — 1.5%
9,364,130	African Bank Investments Ltd * (c)	803
86,243	Aspen Pharmacare Holdings Ltd	3,058,794
3,449,404	Capital Property Fund (REIT)	4,155,043
475,350	Coronation Fund Managers Ltd	4,218,518
119,938	Foschini Group Ltd (The)	1,700,624
937,319	Investec Ltd	8,257,074
1,389,447	Kumba Iron Ore Ltd	27,261,516
1,722,448	Life Healthcare Group Holdings Ltd	6,691,760
1,024,691	MTN Group Ltd	18,147,198
556,095	Sasol Ltd	20,073,876
83,900	Sasol Ltd Sponsored ADR	3,056,477
1,174,513	Telkom South Africa Ltd *	8,270,271
303,878	Truworths International Ltd	2,315,243
542,617	Wilson Bayly Holmes-Ovcon Ltd	5,321,151

	Total South Africa	112,528,348

	South Korea — 12.1%
228,130	BS Financial Group Inc	3,100,183
122,577	Cheil Worldwide Inc *	2,336,466
507,796	Daou Technology Inc	7,002,902
726,487	DGB Financial Group Inc	7,665,461
134,305	Dongbu Insurance Co Ltd	6,477,683
75,037	Grand Korea Leisure Co Ltd	2,374,196
36,853	GS Retail Co Ltd	939,806
33,504	Halla Holdings Corp	1,981,634
39,846	Halla Visteon Climate Control Corp *	1,552,789
872,661	Hana Financial Group Inc	23,908,236
120,703	Hankook Tire Co Ltd	5,284,579
732,125	Hankook Tire WorldwideCo Ltd	15,808,878
361,543	Hanwha Corp	10,088,255
16,362	Hyundai Home Shopping Network Corp	1,997,297
226,878	Hyundai Marine & Fire Insurance Co Ltd	5,634,288
365,014	Hyundai Mobis Co Ltd	82,982,805
496,566	Hyundai Motor Co	72,595,498
2,279,562	Industrial Bank of Korea	28,027,464
143,769	KB Financial Group Inc	5,118,186
2,172,229	Kia Motors Corp	89,999,802
49,350	Kolon Industries Inc	2,276,078
995,000	KT Corp Sponsored ADR	13,939,950
22,791	KT&G Corp	1,660,414
44,773	LG Chem Ltd	9,373,393
251,504	LIG Insurance Co Ltd	5,499,267
356,356	Lumens Co Ltd *	2,075,425

Shares	Description	Value ($)
	South Korea — continued
375,013	Neowiz Games Corp *	7,365,050
119,318	S-Oil Corp	7,031,326
466,618	Samick Musical Instruments Co Ltd	1,822,909
228,029	Samsung Electronics Co Ltd	282,027,650
21,237	Samsung Electronics Co Ltd GDR (Registered)	13,159,311
190,308	Samsung Heavy Industries Co Ltd	3,411,695
254,207	Seoyeon Co Ltd	3,690,214
103,348	SFA Engineering Corp	4,798,675
289,325	Shinhan Financial Group Co Ltd	11,525,269
68,210	Silicon Works Co Ltd	2,144,360
767,591	SK Innovation Co Ltd *	72,224,484
89,902	SK Telecom Co Ltd	23,594,022
1,263,300	SK Telecom Co Ltd ADR	36,724,131
3,459,612	Woori Bank *	29,862,240

	Total South Korea	909,082,271

	Sri Lanka — 0.1%
85,883,101	Anilana Hotels & Properties Ltd * (b)	3,729,015

	Taiwan — 12.5%
727,522	Advantech Co Ltd	5,540,926
7,891,940	AmTRAN Technology Co Ltd	4,403,905
8,473,120	Asustek Computer Inc	87,929,888
571,000	Casetek Holdings Ltd	3,125,466
356,000	Catcher Technology Co Ltd	3,238,904
8,077,630	China Petrochemical Development Corp *	3,038,958
4,319,590	Chong Hong Construction Co Ltd	8,914,856
7,100,529	Chunghwa Telecom Co Ltd	22,336,237
82,729,111	Compal Electronics Inc	64,098,370
843,590	Delta Electronics Inc	5,426,948
30,578,374	E.Sun Financial Holding Co Ltd	19,058,162
2,501,000	Elitegroup Computer Systems Co Ltd	1,962,218
3,648,084	Far EasTone Telecommunications Co Ltd	8,990,096
2,167,000	Faraday Technology Corp	2,798,060
747,000	FLEXium Interconnect Inc	1,852,903
843,000	Formosa Chemicals & Fibre Corp	1,886,687
8,971,756	Foxconn Technology Co Ltd	23,022,443
6,371,200	Fubon Financial Holding Co Ltd	11,317,822
465,410	Giant Manufacturing Co Ltd	4,506,575
2,267,000	Gigabyte Technology Co Ltd	2,879,982
8,573,965	Highwealth Construction Corp	18,229,205
36,459,143	Hon Hai Precision Industry Co Ltd	100,745,209
14,779,000	HTC Corp *	71,734,824
1,188,000	Huaku Development Co Ltd	2,246,165
15,249,600	Inventec Co Ltd	11,659,143
27,577,827	Lite-On Technology Corp	34,935,841
1,289,000	Lung Yen Life Service Corp	3,299,461
997,748	Makalot Industrial Co Ltd	6,216,749
337,030	MediaTek Inc	5,060,537

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Taiwan — continued
11,254,040	Mega Financial Holding Co Ltd	8,926,423
619,810	Novatek Microelectronics Corp Ltd	3,330,741
13,739,470	Pegatron Corp	37,596,682
1,611,580	Phison Electronics Corp	12,185,008
13,329,811	Powertech Technology Inc	22,747,126
25,586,550	Quanta Computer Inc	64,425,061
11,343,870	Radiant Opto-Electronics Corp	37,210,232
4,735,720	Realtek Semiconductor Corp	14,793,319
2,448,000	Ruentex Development Co Ltd	3,654,139
1,562,000	Ruentex Industries Ltd	3,363,415
3,050,780	Simplo Technology Co Ltd	15,099,300
2,072,060	Synnex Technology International Corp	3,017,174
20,460,680	Taishin Financial Holding Co Ltd	8,744,699
1,797,000	Taiwan Cement Corp	2,451,358
1,149,000	Taiwan Mobile Co Ltd	3,927,276
1,553,500	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	38,107,355
3,404,352	Taiwan Surface Mounting Technology Corp	4,439,843
4,820,830	TPK Holding Co Ltd	34,698,438
4,282,160	Tripod Technology Corp	9,420,392
61,196,705	Wistron Corp	57,579,108
853,000	Wistron NeWeb Corp	1,991,334
3,480,050	WPG Holdings Co Ltd	4,454,294
2,185,670	Yungtay Engineering Co Ltd	5,060,953

	Total Taiwan	937,680,210

	Thailand — 3.2%
706,624	Advanced Info Service Pcl (Foreign Registered)	5,090,285
304,000	AEON Thana Sinsap Thailand Pcl NVDR	1,018,599
294,700	Airports of Thailand Pcl (Foreign Registered)	2,814,211
15,694,766	Bangchak Petroleum Pcl (Foreign Registered)	16,367,523
20,489,360	Bangkok Dusit Medical Services Pcl (Foreign Registered)	13,621,379
60,884,143	Banpu Pcl (Foreign Registered)	56,973,277
4,918,380	Chularat Hospital Pcl (Foreign Registered)	2,949,870
3,886,371	Electricity Generating Pcl (Foreign Registered)	18,997,068
3,437,501	Glow Energy Pcl (Foreign Registered)	9,067,355
2,511,851	Intouch Holdings Pcl (Foreign Registered) (a)	6,136,292
223,800	Intouch Holdings Pcl NVDR	548,597
397,600	Kasikornbank Pcl NVDR	2,667,956
1,083,645	PTT Exploration & Production Pcl (Foreign Registered)	3,781,872
4,233,134	PTT Pcl (Foreign Registered)	44,846,208
4,541,902	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	8,639,594

Shares	Description	Value ($)
	Thailand — continued
10,046,250	Saha Pathana Inter-Holding Pcl (Foreign Registered)	7,715,509
78,907,223	Sansiri Pcl (Foreign Registered)	4,877,592
3,511,300	SPCG Pcl (Foreign Registered)	3,283,896
11,272,383	Thai Oil Pcl (Foreign Registered)	18,286,312
2,612,300	Tisco Financial Group Pcl (Foreign Registered)	3,798,194
29,140,050	TTW Pcl (Foreign Registered)	11,177,673

	Total Thailand	242,659,262

	Turkey — 4.6%
4,369,426	Akbank TAS	14,295,795
23,840,494	Asya Katilim Bankasi AS *	6,132,396
1,521,491	Aygaz AS	5,941,542
2,031,272	Dogus Otomotiv Servis ve Ticaret AS	10,362,887
13,340,292	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	14,989,118
42,223,625	Emlak Konut Gayrimenkul Yatirim (REIT)	52,721,986
991,263	Enka Insaat ve Sanayi AS	2,025,980
5,881,823	Gubre Fabrikalari TAS	14,746,748
2,121,363	Haci Omer Sabanci Holding AS	8,197,940
7,619,409	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	5,481,850
1,947,528	Koza Altin Isletmeleri AS	17,267,529
12,145,804	Koza Anadolu Metal Madencilik Isletmeleri AS *	8,170,606
5,925,925	Tekfen Holding AS *	13,113,944
6,707,166	Turk Telekomunikasyon AS	19,524,660
251,234	Turk Traktor ve Ziraat Makineleri AS	8,026,142
6,648,434	Turkcell Iletisim Hizmetleri AS *	34,956,078
61,700	Turkcell Iletisim Hizmetleri AS ADR *	812,589
1,162,468	Turkiye Garanti Bankasi AS	4,162,698
14,502,355	Turkiye IS Bankasi – Class C	36,417,415
7,201,442	Turkiye Vakiflar Bankasi TAO – Class D	15,126,172
5,788,075	Turkiye Halk Bankasi AS	34,513,830
7,974,773	Yapi ve Kredi Bankasi AS	14,769,965

	Total Turkey	341,757,870

	United Arab Emirates — 0.1%
326,818	Al Noor Hospitals Group Plc	4,693,244
30,768,300	Dana Gas PJSC *	3,830,798

	Total United Arab Emirates	8,524,042

	United Kingdom — 0.2%
111,116	British American Tobacco Plc	6,478,288
10,277	British American Tobacco Plc Sponsored ADR	1,196,962
81,877	Unilever Plc	3,611,326
47,000	Unilever Plc Sponsored ADR	2,073,170

	Total United Kingdom	13,359,746

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United States — 0.5%
302,224	Colgate-Palmolive Co.	21,403,504
923,521	Magnachip Semiconductor Corp. *	5,273,305
119,656	Yum! Brands, Inc.	9,705,298

	Total United States	36,382,107

	Vietnam — 0.0%
568,188	Viet Nam Dairy Products JSC	2,874,819

	TOTAL COMMON STOCKS (COST $6,611,549,095)	6,308,793,242

	PREFERRED STOCKS — 12.0%

	Brazil — 7.7%
4,255,300	AES Tiete SA	25,951,163
1,200,500	Banco Bradesco SA	15,963,686
478,000	Banco Bradesco SA ADR	6,300,040
3,593,300	Banco do Estado do Rio Grande do Sul SA – Class B	16,144,731
982,448	Bradespar SA	4,585,084
1,146,864	Companhia de Transmissao de Energia Eletrica Paulista	16,990,038
10,015,520	Companhia Energetica de Minas Gerais Sponsored ADR	46,071,392
1,676,400	Companhia Energetica de Sao Paulo – Class B	13,908,167
1,251,600	Companhia Paranaense de Energia Sponsored ADR	15,019,200
1,297,500	Companhia Paranaense de Energia – Class B	15,779,949
10,979,723	Companhia Energetica de Minas Gerais	50,371,190
4,584,700	Eletropaulo Metropolitana SA	14,271,180
2,670,416	Gerdau SA	9,574,053
4,303,588	Gerdau SA Sponsored ADR	15,363,809
140,721	Gol Linhas Aereas Inteligentes SA ADR *	486,895
2,879,200	Itau Unibanco Holding SA	37,142,681
409,773	Itau Unibanco Holding SA Sponsored ADR	5,236,899
15,416,569	Itausa-Investimentos Itau SA	54,889,150
4,312,781	Metalurgica Gerdau SA	16,977,292
4,545,442	Oi SA *	9,553,464
1,950,000	Telefonica Brasil SA	36,422,309
3,942,830	Telefonica Brasil SA ADR	73,100,068
1,087,400	Tim Participacoes SA ADR	22,922,392
8,690,700	Vale SA	56,753,790

	Total Brazil	579,778,622

	Russia — 2.8%
29,530,792	Sberbank *	25,653,399
12,100	Surgutneftegas OAO Sponsored ADR	73,326
217,916,128	Surgutneftegaz OJSC *	136,332,470
20,548	Transneft *	45,873,305

	Total Russia	207,932,500

Shares	Description	Value ($)
	South Korea — 1.5%
295,846	Hyundai Motor Co	30,579,146
148,938	Hyundai Motor Co	14,847,094
70,317	Samsung Electronics Co Ltd (Non-Voting)	67,234,051
713	Samsung Electronics Co Ltd GDR (Registered)	341,717

	Total South Korea	113,002,008

	TOTAL PREFERRED STOCKS (COST $1,058,881,420)	900,713,130

	INVESTMENT FUNDS — 2.2%

	China — 0.0%
245,374	The China A Share Fund Ltd – Class S2 * (c) (d)	2,290,074

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	8,208,605
1,371,900	TDA India Technology Fund II LP * (c) (d)	13,866

	Total India	8,222,471

	Poland — 0.0%
1,749,150	Templeton EE FD * (c) (d)	195,901

	Russia — 0.1%
5,452,004	NCH Eagle Fund LP (c) (d)	3,125,291

	Thailand — 0.3%
22,003,675	BTS Rail Mass Transit Growth Infrastructure Fund	7,082,522
2,659,662	CPN Commercial Growth Leasehold Property Fund	848,190
2,666,100	TICON Industrial Growth Leasehold Property Fund	972,532
28,561,800	TRUE Telecommunication Growth Infrastructure Fund	10,770,360

	Total Thailand	19,673,604

	United States — 1.7%
3,149,371	iShares MSCI Emerging Markets ETF	128,147,906

	TOTAL INVESTMENT FUNDS (COST $164,242,318)	161,655,247

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
100,769	Itausa – Investimentos Itau SA Rights, Expires 03/25/15 *	120,692

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		Thailand — 0.0%
	42,563,506	Sansiri PCL Warrants, Expires 11/24/17 *	460,786

		TOTAL RIGHTS/WARRANTS (COST $118,283)	581,478

		MUTUAL FUNDS — 0.4%

		United States — 0.4%
		Affiliated Issuers
	1,296,856	GMO U.S. Treasury Fund	32,421,399

		TOTAL MUTUAL FUNDS (COST $32,421,399)	32,421,399

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
SGD	20,648	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	15,150
ZAR	529	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.95%, due 03/02/15	45

Par Value		Description	Value ($)
		Time Deposits — continued
USD	12,751,116	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	12,751,116

		Total Time Deposits	12,766,311

		U.S. Government — 0.0%
	2,700,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (e)	2,699,965

		Total U.S. Government	2,699,965

		TOTAL SHORT-TERM INVESTMENTS (COST $15,466,179)	15,466,276

		TOTAL INVESTMENTS — 99.1% (Cost $7,882,678,694)	7,419,630,772
		Other Assets and Liabilities (net) — 0.9%	67,025,269

		TOTAL NET ASSETS — 100.0%	$7,486,656,041

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2015
The China A Share Fund Ltd – Class S2	4/23/10	$2,453,738	0.03%	$2,290,074
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.11%	8,208,605
NCH Eagle Fund LP	4/6/09	5,452,004	0.04%	3,125,291
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	13,866
Templeton EE FD	12/5/97-6/24/02	471,720	0.00%	195,901

				$13,833,737

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
31,248,000	USD	3/16/2015	CSI	Depreciation of Total Return on Astra International + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Astra International	$2,946,216
27,232,946	USD	4/13/2015	MSCI	Depreciation of Total Return on Asustek Computer Inc + (1 Month USD LIBOR minus 0.50%)	Appreciation of Total Return on Asustek Computer Inc	331,979
3,595,992	USD	1/8/2016	BOA	Depreciation of Total Return on Cia Siderurgica Nacional SA + (Monthly BBA USD LIBOR minus 6.50%)	Appreciation of Total Return on Cia Siderurgica Nacional SA	43,562
3,420,502	USD	1/20/2016	BOA	Depreciation of Total Return on Gol Linhas Aereas + (Monthly BBA USD LIBOR minus 5.00%)	Appreciation of Total Return on Gol Linhas Aereas Inteligentes SA	(232,409)
1,317,479	USD	3/9/2015	MSCI	Depreciation of Total Return on Gol Linhas Aereas + (Monthly Fed Funds Rate)	Appreciation of Total Return on Gol Linhas Aereas Inteligentes SA	(98,407)

						$2,990,941

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company (Note 10).

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)	Private placement securities are restricted as to resale.

(e)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 31.

26	See accompanying notes to the financial statements.

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned +8.75% for the fiscal year ended February 28, 2015, as compared with +16.45% for the MSCI Taiwan Index.

Sector selections added to relative performance. The Fund’s underweight in Materials and overweight in Information Technology added to relative performance while the Fund’s overweight in Telecommunications detracted from relative performance.

Stock selection detracted from relative performance, particularly in the Information Technology sector. The biggest detractors from relative returns included an underweight in Taiwan Semiconductor Manufacturing Company and an overweight in Radiant Opto-Electronics Corp.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

27

GMO Taiwan Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

28

GMO Taiwan Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.9%
Mutual Funds	0.3
Short-Term Investments	0.1
Other	(0.3)

100.0%

Industry Sector Summary	% of Equity Investments*
Electronic Equipment, Instruments & Components	24.6%
Technology Hardware, Storage & Peripherals	22.5
Semiconductors & Semiconductor Equipment	21.5
Real Estate Management & Development	6.7
Banks	6.5
Diversified Telecommunication Services	2.8
Textiles, Apparel & Luxury Goods	2.6
Chemicals	2.1
Diversified Financial Services	2.0
Wireless Telecommunication Services	1.8
Leisure Products	1.3
Machinery	1.3
Household Durables	1.2
Diversified Consumer Services	1.1
Construction Materials	1.0
Communications Equipment	1.0

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. The table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

29

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 99.9%

	Taiwan — 99.9%
2,606,000	AmTRAN Technology Co Ltd	1,454,215
992,323	Asustek Computer Inc	10,297,842
3,438,000	China Petrochemical Development Corp *	1,293,441
998,621	Chong Hong Construction Co Ltd	2,060,974
1,032,132	Chunghwa Telecom Co Ltd	3,246,793
4,782,486	Compal Electronics Inc	3,705,462
254,000	Delta Electronics Inc	1,634,022
5,621,247	E.Sun Financial Holding Co Ltd	3,503,477
827,767	Far EasTone Telecommunications Co Ltd	2,039,894
976,000	Faraday Technology Corp	1,260,224
467,000	Flexium Interconnect Inc	1,158,374
507,000	Formosa Chemicals & Fibre Corp	1,134,698
840	Foxconn Technology Co Ltd	2,156
1,319,000	Fubon Financial Holding Co Ltd	2,343,076
158,500	Giant Manufacturing Co Ltd	1,534,759
1,496,325	Highwealth Construction Corp	3,181,354
4,785,060	Hon Hai Precision Industry Co Ltd	13,222,249
981,028	HTC Corp *	4,761,748
664,000	Huaku Development Co Ltd	1,255,432
217,259	Lite-On Technology Corp	275,226
507,000	Lung Yen Life Service Corp	1,297,771
286,037	Makalot Industrial Co Ltd	1,782,234
98,596	MediaTek Inc	1,480,428
2,746,609	Mega Financial Holding Co Ltd	2,178,542
244,995	Novatek Microelectronics Corp Ltd	1,316,556
164,000	Pegatron Corp	448,770
327,000	Phison Electronics Corp	2,472,417
2,190,475	Powertech Technology Inc	3,738,013
1,567,856	Quanta Computer Inc	3,947,747
1,679,670	Radiant Opto-Electronics Corp	5,509,664
869,870	Realtek Semiconductor Corp	2,717,277
918,000	Ruentex Development Co Ltd	1,370,302
620,000	Ruentex Industries Ltd	1,335,030
561,000	Simplo Technology Co Ltd	2,776,571
891,000	Synnex Technology International Corp	1,297,405
4,664,684	Taishin Financial Holding Co Ltd	1,993,641
893,000	Taiwan Cement Corp	1,218,176
18,000	Taiwan Mobile Co Ltd	61,524
217,700	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	5,340,181
1,120,640	Taiwan Surface Mounting Technology Corp	1,461,502
734,358	TPK Holding Co Ltd	5,285,620
949,000	Tripod Technology Corp	2,087,720
3,209,418	Wistron Corp	3,019,696
504,000	Wistron NeWeb Corp	1,176,591
1,142,000	WPG Holdings Co Ltd	1,461,704

Shares / Par Value		Description	Value ($)
		Taiwan — continued
	660,152	Yungtay Engineering Co Ltd	1,528,592

		Total Taiwan	117,669,090

		TOTAL COMMON STOCKS (COST $112,364,080)	117,669,090

		MUTUAL FUNDS — 0.3%

		United States — 0.3%
		Affiliated Issuers
	12,290	GMO U.S. Treasury Fund	307,249

		TOTAL MUTUAL FUNDS (COST $307,249)	307,249

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposit — 0.1%
USD	81,261	Sumitomo (Tokyo) Time Deposit, 0.06%, due 03/02/15	81,261

		Total Time Deposits	81,261

		TOTAL SHORT-TERM INVESTMENTS (COST $81,261)	81,261

		TOTAL INVESTMENTS — 100.3% (Cost $112,752,590)	118,057,600
		Other Assets and Liabilities (net) — (0.3%)	(312,436)

		TOTAL NET ASSETS — 100.0%	$117,745,164

Notes to Schedule of Investments:

*	Non-income producing securities.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 31.

30	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2015

Portfolio Abbreviations:

ADR - American Depositary Receipt

ADS - American Depository Share

BBA - British Banks Association

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

GDR - Global Depository Receipt

JSC - Joint Stock Company

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

CSI - Credit Suisse International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

EUR - Euro

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	31

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$38,119,935	$2,541,767,498	$7,381,794,101	$117,750,351
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	106,449	37,769,700	37,836,671	307,249
Foreign currency, at value (Note 2)(c)	153,844	72,623,948	29,485,728	126,010
Receivable for investments sold	2,363	32,664,593	9,320,848	—
Cash	—	—	146,626	—
Receivable for Fund shares sold	14,057	100,000	40,672,000	—
Dividends receivable	126,325	1,970,175	19,969,499	—
Dividend withholding tax receivable	—	513,562	4,786	—
Foreign capital gains tax refund receivable	235,460	139,263	2,770,515	—
Receivable for open OTC swap contracts (Note 4)	—	—	3,321,757	—
Due from broker (Note 2)	—	3,012,000	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	3,565	74,792	195,199	—
Miscellaneous receivable	9	1,147	516,086	28

Total assets	38,762,007	2,690,636,678	7,526,033,816	118,183,638

Liabilities:
Payable for investments purchased	2,550	33,331,063	21,111,677	126,037
Payable for Fund shares repurchased	4,549	18,661,243	—	—
Accrued foreign capital gains tax payable (Note 2)	23,015	12,527,513	8,036,619	—
Payable to affiliate for (Note 5):
Management fee	19,320	1,554,448	4,263,096	74,941
Shareholder service fee	4,461	266,539	496,014	13,878
Payable for foreign currency purchased	135	16,444	6,872	—
Payable for variation margin on open futures contracts (Note 4)	—	743,289	—	—
Payable for open OTC swap contracts (Note 4)	—	—	330,816	—
Miscellaneous payable	—	—	1,063,021	—
Payable to agents unaffiliated with GMO	—	289	752	—
Payable to Trustees and related expenses	58	3,396	9,228	198
Accrued expenses	205,469	1,572,494	4,059,680	223,420

Total liabilities	259,557	68,676,718	39,377,775	438,474

Net assets	$38,502,450	$2,621,959,960	$7,486,656,041	$117,745,164

(a) Cost of investments - unaffiliated issuers:	$41,417,403	$2,376,813,832	$7,843,080,866	$112,445,341
(b) Cost of investments - affiliated issuers:	$106,449	$34,784,922	$39,597,828	$307,249
(c) Cost of foreign currency:	$153,078	$72,604,942	$29,448,726	$126,010

32	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Net assets consist of:
Paid-in capital	$61,913,446	$2,510,832,971	$8,841,059,570	$110,752,345
Accumulated undistributed net investment income	—	5,079,876	—	—
Distributions in excess of net investment income	(323,963)	—	(31,830,490)	(284,549)
Accumulated net realized gain (loss)	(19,765,170)	(50,346,281)	(854,360,652)	1,972,629
Net unrealized appreciation (depreciation)	(3,321,863)	156,393,394	(468,212,387)	5,304,739

	$38,502,450	$2,621,959,960	$7,486,656,041	$117,745,164

Net assets attributable to:
Class II shares	$—	$738,035,466	$1,000,298,623	$—

Class III shares	$38,502,450	$336,487,667	$283,712,179	$117,745,164

Class IV shares	$—	$686,589,386	$837,963,244	$—

Class V shares	$—	$255,378,605	$170,125,253	$—

Class VI shares	$—	$605,468,836	$5,194,556,742	$—

Shares outstanding:
Class II	—	30,762,566	98,439,889	—

Class III	4,217,330	14,029,299	27,846,324	5,228,071

Class IV	—	28,608,155	82,961,778	—

Class V	—	10,647,753	16,876,589	—

Class VI	—	25,168,157	514,272,520	—

Net asset value per share:
Class II	$—	$23.99	$10.16	$—

Class III	$9.13	$23.98	$10.19	$22.52

Class IV	$—	$24.00	$10.10	$—

Class V	$—	$23.98	$10.08	$—

Class VI	$—	$24.06	$10.10	$—

See accompanying notes to the financial statements.	33

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$1,836,916	$58,398,446	$279,210,001	$4,893,132
Dividends from affiliated issuers (Note 10)	152	1,150,596	22,761	795
Interest	155	13,463	63,747	237

Total investment income	1,837,223	59,562,505	279,296,509	4,894,164

Expenses:
Management fee (Note 5)	340,974	19,819,378	56,988,809	1,208,884
Shareholder service fee – Class II (Note 5)	—	1,589,878	2,522,567	—
Shareholder service fee – Class III (Note 5)	74,425	558,998	555,885	223,867
Shareholder service fee – Class IV (Note 5)	—	740,525	861,668	—
Shareholder service fee – Class V (Note 5)	—	209,853	303,825	—
Shareholder service fee – Class VI (Note 5)	—	327,147	2,696,770	—
12b-1 fee – Class M (Note 5)	7,102	—	—	—
Administration fee – Class M (Note 5)	5,682	—	—	—
Audit and tax fees	114,365	156,145	279,088	85,702
Custodian and fund accounting agent fees	175,464	3,046,679	9,067,015	326,251
Legal fees	5,835	50,725	166,231	5,427
Registration fees	23,674	48,408	37,520	5,847
Transfer agent fees	29,703	76,060	75,275	26,986
Trustees fees and related expenses (Note 5)	605	30,197	86,547	1,758
Miscellaneous	25,609	49,106	110,724	12,501

Total expenses	803,438	26,703,099	73,751,924	1,897,223
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(151,016)	(861,632)	(2,595,455)	—

Net expenses	652,422	25,841,467	71,156,469	1,897,223

Net investment income (loss)	1,184,801	33,721,038	208,140,040	2,996,941

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	(2,500,015)	14,208,215	(160,806,897)	8,311,092
Investments in affiliated issuers	—	307,171	—	—
Realized gain distributions from affiliated issuers (Note 10)	16	7,428	3,388	122
Futures contracts	—	(2,805,250)	—	—
Swap contracts	—	(6,532,416)	7,053,376	—
Foreign currency, forward contracts and foreign currency related transactions	(31,494)	(4,771,912)	(7,443,731)	(183,543)

Net realized gain (loss)	(2,531,493)	413,236	(161,193,864)	8,127,671

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(c)	2,659,640	161,701,237	260,414,250	967,396
Investments in affiliated issuers	—	2,984,778	(642,279)	—
Futures contracts	—	(743,289)	—	—
Swap contracts	—	1,175,585	(1,697,960)	—
Foreign currency, forward contracts and foreign currency related transactions	(22,265)	(125,250)	68,537	(266)

Net unrealized gain (loss)	2,637,375	164,993,061	258,142,548	967,130

Net realized and unrealized gain (loss)	105,882	165,406,297	96,948,684	9,094,801

Net increase (decrease) in net assets resulting from operations	$1,290,683	$199,127,335	$305,088,724	$12,091,742

(a) Withholding tax:	$238,727	$4,655,434	$33,531,386	$1,243,355
(b) Foreign capital gains tax on net realized gains:	$(497)	$11,382,611	$49,573	$—
(c) Foreign capital gains tax on unrealized appreciation:	$23,015	$10,672,226	$8,520,339	$—

34	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Emerging Countries Fund		Emerging Domestic Opportunities Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,184,801	$2,346,892	$33,721,038	$28,371,802
Net realized gain (loss)	(2,531,493)	(9,670,079)	413,236	22,565,887
Change in net unrealized appreciation (depreciation)	2,637,375	(7,995,674)	164,993,061	(177,699,660)

Net increase (decrease) in net assets from operations	1,290,683	(15,318,861)	199,127,335	(126,761,971)

Distributions to shareholders from:
Net investment income
Class II	—	—	(6,969,672)	(7,193,528)
Class III	(1,474,749)	(1,870,826)	(3,618,631)	(4,823,231)
Class IV	—	—	(7,811,591)	(10,524,830)
Class V	—	—	(2,739,358)	(3,464,111)
Class VI	—	—	(6,863,610)	(7,836,385)
Class M*	—	(399,599)	—	—

Total distributions from net investment income	(1,474,749)	(2,270,425)	(28,002,862)	(33,842,085)

Net realized gains
Class II	—	—	(5,462,117)	(17,721,928)
Class III	—	—	(2,421,478)	(11,411,876)
Class IV	—	—	(4,973,323)	(25,087,193)
Class V	—	—	(1,692,156)	(4,557,455)
Class VI	—	—	(4,125,188)	(19,420,096)

Total distributions from net realized gains	—	—	(18,674,262)	(78,198,548)

Net share transactions (Note 9):
Class II	—	—	69,726,193	320,468,349
Class III	(6,700,723)	(73,105,494)	(64,875,343)	312,474,624
Class IV	—	—	(14,500,401)	211,777,599
Class V	—	—	4,431,514	256,021,566
Class VI	—	—	24,053,999	(53,688,301)
Class M*	(17,480,070)	2,766,901	—	—

Increase (decrease) in net assets resulting from net share transactions	(24,180,793)	(70,338,593)	18,835,962	1,047,053,837

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	—	—	881,109	2,080,689
Class III	—	—	436,056	1,306,739
Class IV	—	—	847,543	3,147,691
Class V	—	—	296,484	218,188
Class VI	—	—	712,694	2,783,524

Increase in net assets resulting from purchase premiums and redemption fees	—	—	3,173,886	9,536,831

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(24,180,793)	(70,338,593)	22,009,848	1,056,590,668

Total increase (decrease) in net assets	(24,364,859)	(87,927,879)	174,460,059	817,788,064

Net assets:
Beginning of period	62,867,309	150,795,188	2,447,499,901	1,629,711,837

End of period	$38,502,450	$62,867,309	$2,621,959,960	$2,447,499,901

Accumulated undistributed net investment income	$—	$—	$5,079,876	$1,128,058

Distributions in excess of net investment income	$(323,963)	$(25,722)	$—	$—

*	Class M liquidated on May 2, 2014.

See accompanying notes to the financial statements.	35

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Markets Fund		Taiwan Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$208,140,040	$216,172,590	$2,996,941	$897,478
Net realized gain (loss)	(161,193,864)	(140,896,459)	8,127,671	1,571,730
Change in net unrealized appreciation (depreciation)	258,142,548	(1,138,162,835)	967,130	3,948,321

Net increase (decrease) in net assets from operations	305,088,724	(1,062,886,704)	12,091,742	6,417,529

Distributions to shareholders from:
Net investment income
Class II	(30,080,505)	(34,156,798)	—	—
Class III	(11,535,146)	(12,032,300)	(3,652,404)	(992,805)
Class IV	(25,893,927)	(18,736,988)	—	—
Class V	(11,436,455)	(15,726,047)	—	—
Class VI	(151,077,564)	(136,436,513)	—	—

Total distributions from net investment income	(230,023,597)	(217,088,646)	(3,652,404)	(992,805)

Net realized gains
Class III	—	—	(824,404)	—

Total distributions from net realized gains	—	—	(824,404)	—

Net share transactions (Note 9):
Class II	(319,910,811)	(477,958,217)	—	—
Class III	(160,879,703)	(434,774,044)	(41,624,857)	89,517,207
Class IV	91,215,622	(597,399,760)	—	—
Class V	(233,923,236)	(183,026,864)	—	—
Class VI	(121,783,049)	270,446,895	—	—

Increase (decrease) in net assets resulting from net share transactions	(745,281,177)	(1,422,711,990)	(41,624,857)	89,517,207

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	3,770,747	4,658,084	—	—
Class III	1,257,611	1,725,180	361,672	168,855
Class IV	2,795,278	2,826,436	—	—
Class V	1,156,512	1,806,224	—	—
Class VI	16,722,843	15,834,866	—	—

Increase in net assets resulting from purchase premiums and redemption fees	25,702,991	26,850,790	361,672	168,855

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(719,578,186)	(1,395,861,200)	(41,263,185)	89,686,062

Total increase (decrease) in net assets	(644,513,059)	(2,675,836,550)	(33,648,251)	95,110,786

Net assets:
Beginning of period	8,131,169,100	10,807,005,650	151,393,415	56,282,629

End of period	$7,486,656,041	$8,131,169,100	$117,745,164	$151,393,415

Distributions in excess of net investment income	$(31,830,490)	$(9,423,167)	$(284,549)	$(59,799)

36	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRIES FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$9.21	$10.61		$11.03		$11.50		$9.24

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.22	0.26		0.20		0.24		0.11
Net realized and unrealized gain (loss)	0.05	(1.38)		(0.43)		(0.50	)(b)	2.28

Total from investment operations	0.27	(1.12)		(0.23)		(0.26)		2.39

Less distributions to shareholders:
From net investment income	(0.35)	(0.28)		(0.19)		(0.21)		(0.13)

Total distributions	(0.35)	(0.28)		(0.19)		(0.21)		(0.13)

Net asset value, end of period	$9.13	$9.21		$10.61		$11.03		$11.50

Total Return(c)	3.02%	(10.61)%		(2.05)%		(1.96)%		25.89%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,502	$46,055		$134,535		$157,638		$231,921
Net expenses to average daily net assets(d)	1.23%	1.24	%(e)	1.18	%(e)	1.17	%(e)	1.15	%(e)
Net investment income (loss) to average daily net assets	2.27%	2.66%		1.94%		2.14%		1.05%
Portfolio turnover rate	74%	122%		108%		113%		124%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.28%	0.43%		0.21%		0.14%		0.15%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	37

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING DOMESTIC OPPORTUNITIES FUND

	Class II Shares							Class III Shares					Class IV Shares
	Year Ended February 28,					Period from March 24, 2011 (commencement of operations) through February 29, 2012		Year Ended February 28,			Period from June 29, 2012 (commencement of operations) through February 28, 2013		Year ended February 28,			Period from May 2, 2012 (commencement of operations) through February 28, 2013
	2015	2014		2013				2015	2014				2015	2014
Net asset value, beginning of period	$22.55	$24.60		$21.39		$20.89		$22.54	$24.59		$21.02		$22.56	$24.60		$22.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28	0.26		0.24		0.20		0.29	0.30		0.05		0.30	0.31		0.14
Net realized and unrealized gain (loss)	1.55	(1.22)		3.27		0.39	(b)	1.55	(1.24)		3.84		1.56	(1.23)		2.78

Total from investment operations	1.83	(0.96)		3.51		0.59		1.84	(0.94)		3.89		1.86	(0.92)		2.92

Less distributions to shareholders:
From net investment income	(0.23)	(0.30)		(0.15)		(0.09)		(0.24)	(0.32)		(0.17)		(0.26)	(0.33)		(0.17)
From net realized gains	(0.16)	(0.79)		(0.15)		—		(0.16)	(0.79)		(0.15)		(0.16)	(0.79)		(0.15)

Total distributions	(0.39)	(1.09)		(0.30)		(0.09)		(0.40)	(1.11)		(0.32)		(0.42)	(1.12)		(0.32)

Net asset value, end of period	$23.99	$22.55		$24.60		$21.39		$23.98	$22.54		$24.59		$24.00	$22.56		$24.60

Total Return(c)	8.18%	(4.01)%		16.47%		2.86	%**	8.23%	(3.95)%		18.57	%**	8.29%	(3.88)%		13.34	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$738,035	$621,278		$352,479		$112,056		$336,488	$384,757		$104,740		$686,589	$659,592		$518,430
Net expenses to average daily net assets(e)	1.07%	1.07	%(d)	1.07	%(d)	1.02	%*	1.00%	1.00	%(d)	1.00	%*(d)	0.95%	0.95	%(d)	0.95	%*(d)
Net investment income (loss) to average daily net assets	1.21%	1.09%		1.05%		1.05	%*	1.26%	1.23%		0.31	%*	1.29%	1.29%		0.71	%*
Portfolio turnover rate	204%	274%		247%		459	%**††	204%	274%		247	%**†††	204%	274%		247	%**†††
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%		0.03%		0.42	%*	0.03%	0.03%		0.04	%*	0.03%	0.03%		0.04	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03	$0.10		$0.24		$0.45		$0.03	$0.09		$0.31		$0.03	$0.10		$0.28

	Class V Shares			Class VI Shares
	Year Ended February 28, 2015	Period from November 29, 2013 (commencement of operations) February 28, 2014		Year Ended February 28,					Period from September 19, 2011 (commencement of operations) through February 29, 2012
				2015	2014		2013
Net asset value, beginning of period	$22.54	$24.52		$22.61	$24.65		$21.41		$20.34

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.31	0.01		0.31	0.36		0.34		0.10
Net realized and unrealized gain (loss)	1.55	(1.20)		1.57	(1.28)		3.22		1.06	(b)

Total from investment operations	1.86	(1.19)		1.88	(0.92)		3.56		1.16

Less distributions to shareholders:
From net investment income	(0.26)	(0.34)		(0.27)	(0.33)		(0.17)		(0.09)
From net realized gains	(0.16)	(0.45)		(0.16)	(0.79)		(0.15)		—

Total distributions	(0.42)	(0.79)		(0.43)	(1.12)		(0.32)		(0.09)

Net asset value, end of period	$23.98	$22.54		$24.06	$22.61		$24.65		$21.41

Total Return(c)	8.32%	(4.95	)%**	8.37%	(3.84)%		16.69%		5.78	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$255,379	$235,753		$605,469	$546,120		$654,063		$418,017
Net expenses to average daily net assets(e)	0.93%	0.94	%*(d)	0.90%	0.90	%(d)	0.90	%(d)	0.87	%*(d)
Net investment income (loss) to average daily net assets	1.32%	0.09	%*	1.34%	1.47%		1.50%		1.10	%*
Portfolio turnover rate	204%	274	%**††††	204%	274%		247%		459	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.06	%*	0.03%	0.03%		0.03%		0.13	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03	$0.02		$0.03	$0.11		$0.07		$0.18

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the year ended February 29, 2012.
†††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2013.
††††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2014.
*	Annualized.
**	Not annualized.

38	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND

	Class II Shares									Class III Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$10.20	$11.74		$12.10		$14.46		$11.63		$10.23	$11.77		$12.13		$14.49		$11.66

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28	0.25		0.22		0.24		0.16		0.27	0.27		0.24		0.26		0.16
Net realized and unrealized gain (loss)	0.00 (b)	(1.52)		(0.35)		(0.65)		2.84		0.02	(1.54)		(0.36)		(0.66)		2.85

Total from investment operations	0.28	(1.27)		(0.13)		(0.41)		3.00		0.29	(1.27)		(0.12)		(0.40)		3.01

Less distributions to shareholders:
From net investment income	(0.32)	(0.27)		(0.23)		(0.21)		(0.17)		(0.33)	(0.27)		(0.24)		(0.22)		(0.18)
From net realized gains	—	—		—		(1.74)		—		—	—		—		(1.74)		—

Total distributions	(0.32)	(0.27)		(0.23)		(1.95)		(0.17)		(0.33)	(0.27)		(0.24)		(1.96)		(0.18)

Net asset value, end of period	$10.16	$10.20		$11.74		$12.10		$14.46		$10.19	$10.23		$11.77		$12.13		$14.49

Total Return(d)	2.84%	(10.92)%		(1.00)%		(1.94)%		25.77%		2.91%	(10.87)%		(0.96)%		(1.89)%		25.80%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,000,299	$1,308,100		$2,004,694		$2,100,382		$2,304,697		$283,712	$447,963		$970,102		$1,334,720		$1,445,916
Net expenses to average daily net assets(e)	1.07%	1.06	%(f)	1.06	%(f)	1.05	%(f)	1.07	%(f)	1.02%	1.01	%(f)	1.01	%(f)	1.00	%(f)	1.02	%(f)
Net investment income (loss) to average daily net assets	2.66%	2.33%		1.97%		1.88%		1.21%		2.55%	2.45%		2.12%		2.00%		1.17%
Portfolio turnover rate	94%	98%		119%		108%		114%		94%	98%		119%		108%		114%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%		0.03%		0.03%		0.03%		0.01%	0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04	$0.03		$0.02		$0.02		$0.02		$0.04	$0.03		$0.01		$0.01		$0.00	(g)

	Class IV Shares									Class V Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013		2012		2011
Net asset value, beginning of period	$10.15	$11.68		$12.03		$14.40		$11.58		$10.13	$11.66		$12.01		$14.39		$11.57

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28	0.28		0.22		0.26		0.17		0.29	0.26		0.25		0.26		0.15
Net realized and unrealized gain (loss)	0.00 (b)	(1.53)		(0.32)		(0.67)		2.83		0.00 (b)	(1.50)		(0.35)		(0.67)		2.86

Total from investment operations	0.28	(1.25)		(0.10)		(0.41)		3.00		0.29	(1.24)		(0.10)		(0.41)		3.01

Less distributions to shareholders:
From net investment income	(0.33)	(0.28)		(0.25)		(0.22)		(0.18)		(0.34)	(0.29)		(0.25)		(0.23)		(0.19)
From net realized gains	—	—		—		(1.74)		—		—	—		—		(1.74)		—

Total distributions	(0.33)	(0.28)		(0.25)		(1.96)		(0.18)		(0.34)	(0.29)		(0.25)		(1.97)		(0.19)

Net asset value, end of period	$10.10	$10.15		$11.68		$12.03		$14.40		$10.08	$10.13		$11.66		$12.01		$14.39

Total Return(d)	2.88%	(10.81)%		(0.81)%		(1.90)%		25.93%		2.93%	(10.74)%		(0.78)%		(1.92)%		26.03%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$837,963	$748,429		$1,481,411		$1,816,285		$1,649,840		$170,125	$406,384		$677,796		$662,263		$835,561
Net expenses to average daily net assets(e)	0.97%	0.96	%(f)	0.96	%(f)	0.95	%(f)	0.97	%(f)	0.92%	0.91	%(f)	0.91	%(f)	0.90	%(f)	0.93	%(f)
Net investment income (loss) to average daily net assets	2.64%	2.57%		1.99%		2.00%		1.29%		2.77%	2.39%		2.25%		2.03%		1.15%
Portfolio turnover rate	94%	98%		119%		108%		114%		94%	98%		119%		108%		114%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%		0.01%		0.01%		0.01%		0.04%	0.04%		0.04%		0.04%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04	$0.03		$0.02		$0.02		$0.01		$0.03	$0.03		$0.00	(g)	$0.00	(g)	$0.01

See accompanying notes to the financial statements.	39

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$10.15		$11.68		$12.04		$14.41		$11.59

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.30		0.26		0.24		0.27		0.17
Net realized and unrealized gain (loss)	(0.01	)(c)	(1.49)		(0.34)		(0.67)		2.84

Total from investment operations	0.29		(1.23)		(0.10)		(0.40)		3.01

Less distributions to shareholders:
From net investment income	(0.34)		(0.30)		(0.26)		(0.23)		(0.19)
From net realized gains	—		—		—		(1.74)		—

Total distributions	(0.34)		(0.30)		(0.26)		(1.97)		(0.19)

Net asset value, end of period	$10.10		$10.15		$11.68		$12.04		$14.41

Total Return(d)	2.96%		(10.69)%		(0.82)%		(1.81)%		26.01%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,194,557		$5,220,293		$5,673,002		$5,082,437		$5,800,427
Net expenses to average daily net assets(e)	0.89%		0.88	%(f)	0.88	%(f)	0.87	%(f)	0.89	%(f)
Net investment income (loss) to average daily net assets	2.79%		2.43%		2.12%		2.11%		1.29%
Portfolio turnover rate	94%		98%		119%		108%		114%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.04%		0.04%		0.04%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04		$0.03		$0.02		$0.02		$0.03
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

40	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAIWAN FUND

	Class III Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$21.30		$20.43		$21.60		$23.85		$17.75

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.46		0.17		0.34		0.73		0.16
Net realized and unrealized gain (loss)	1.38		0.90		(0.87	)(b)	(1.04)		6.30

Total from investment operations	1.84		1.07		(0.53)		(0.31)		6.46

Less distributions to shareholders:
From net investment income	(0.51)		(0.20)		(0.23)		(1.09)		(0.36)
From net realized gains	(0.11)		—		(0.41)		(0.85)		—

Total distributions	(0.62)		(0.20)		(0.64)		(1.94)		(0.36)

Net asset value, end of period	$22.52		$21.30		$20.43		$21.60		$23.85

Total Return(c)	8.75%		5.26%		(2.25)%		0.15%		36.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$117,745		$151,393		$56,283		$74,971		$146,857
Net expenses to average daily net assets	1.27	%(d)	1.35	%(d)(e)	1.38	%(d)(e)	1.36	%(d)	1.33%
Net investment income (loss) to average daily net assets	2.01%		0.82%		1.71%		3.16%		0.78%
Portfolio turnover rate	134%		201%		156%		105%		129%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—		—		0.00	%(f)	—		—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.06		$0.03		$0.04		$0.08		$0.09
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	41

GMO Trust Funds

Notes to Financial Statements

February 28, 2015

1.	Organization

Each of Emerging Countries Fund, Emerging Domestic Opportunities Fund, Emerging Markets Fund, and Taiwan Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Emerging Countries Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Emerging Domestic Opportunities Fund	Not Applicable	Total return
Emerging Markets Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Taiwan Fund	MSCI Taiwan Index	Total return in excess of benchmark

Emerging Countries Fund and Taiwan Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2015, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2015. These securities listed on foreign exchanges (including

42

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2015 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	< 1%	90%
Emerging Domestic Opportunities Fund	—	74%
Emerging Markets Fund	< 1%	88%
Taiwan Fund	—	95%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2015, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

43

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2015:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Brazil	$565,607	$1,340,007	$—		$1,905,614
China	160,271	5,552,103	—		5,712,374
Colombia	62,756	—	—		62,756
Czech Republic	—	680,596	—		680,596
Egypt	—	1,099,163	—		1,099,163
Hungary	—	9,224	—		9,224
India	148,824	3,487,612	—		3,636,436
Indonesia	—	895,178	—		895,178
Malaysia	—	37,974	—		37,974
Mexico	157,956	—	—		157,956
Panama	34,164	—	—		34,164
Peru	78,014	—	—		78,014
Philippines	—	639,721	—		639,721
Poland	—	825,686	—		825,686
Qatar	—	66,337	—		66,337
Russia	208,074	3,093,360	—		3,301,434
South Africa	18,215	669,673	14		687,902
South Korea	292,608	6,324,501	—		6,617,109
Taiwan	294,360	3,940,893	0	**	4,235,253
Thailand	—	1,433,056	—		1,433,056
Turkey	7,902	766,155	—		774,057
United Kingdom	8,822	83,039	—		91,861
United States	202,383	—	—		202,383

TOTAL COMMON STOCKS	2,239,956	30,944,278	14		33,184,248

Preferred Stocks
Brazil	717,106	1,833,736	—		2,550,842
Russia	—	892,153	—		892,153
South Korea	—	694,426	—		694,426

TOTAL PREFERRED STOCKS	717,106	3,420,315	—		4,137,421

Investment Funds
Thailand	—	217,913	—		217,913
United States	558,593	—	—		558,593

TOTAL INVESTMENT FUNDS	558,593	217,913	—		776,506

Rights/Warrants
Brazil	855	—	—		855
Thailand	846	—	—		846

TOTAL RIGHTS/WARRANTS	1,701	—	—		1,701

Mutual Funds
United States	106,449	—	—		106,449

TOTAL MUTUAL FUNDS	106,449	—	—		106,449

44

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Short-Term Investments	$20,059	$—	$—	$20,059

Total Investments	3,643,864	34,582,506	14	38,226,384

Total	$3,643,864	$34,582,506	$14	$38,226,384

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—	$55,743,195	$—	$55,743,195
Brazil	—	93,913,288	—	93,913,288
China	118,719,882	326,564,004	—	445,283,886
India	—	443,057,514	—	443,057,514
Indonesia	—	81,410,455	—	81,410,455
Malaysia	—	11,101,097	—	11,101,097
Mexico	43,935,474	—	—	43,935,474
Nigeria	—	8,276,707	—	8,276,707
Panama	20,469,702	—	—	20,469,702
Philippines	—	160,995,186	—	160,995,186
Qatar	—	36,870,150	—	36,870,150
Russia	—	49,827,697	—	49,827,697
South Africa	—	68,495,944	—	68,495,944
South Korea	—	48,349,578	—	48,349,578
Switzerland	—	33,895,616	—	33,895,616
Taiwan	—	118,133,943	—	118,133,943
Thailand	—	152,678,067	—	152,678,067
Turkey	—	41,798,816	—	41,798,816
United Arab Emirates	—	19,766,273	—	19,766,273
United Kingdom	11,462,893	45,677,393	—	57,140,286
United States	199,164,447	—	—	199,164,447
Vietnam	—	15,530,181	—	15,530,181

TOTAL COMMON STOCKS	393,752,398	1,812,085,104	—	2,205,837,502

Preferred Stocks
Brazil	5,890,819	15,445,875	—	21,336,694

TOTAL PREFERRED STOCKS	5,890,819	15,445,875	—	21,336,694

Investment Funds
China	77,192,640	—	—	77,192,640
Thailand	—	101,187,131	—	101,187,131
United States	146,537,629	—	—	146,537,629

TOTAL INVESTMENT FUNDS	223,730,269	101,187,131	—	324,917,400

Mutual Funds
United States	20,068,498	—	—	20,068,498

TOTAL MUTUAL FUNDS	20,068,498	—	—	20,068,498

Short-Term Investments	7,377,104	—	—	7,377,104

Total Investments	650,819,088	1,928,718,110	—	2,579,537,198

Total	$650,819,088	$1,928,718,110	$—	$2,579,537,198

45

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Liability Valuation Inputs
Derivatives*
Futures Contracts	$—	$(743,289)	$—	$(743,289)

Total	$—	$(743,289)	$—	$(743,289)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$149,813,839	$381,454,355	$—	$531,268,194
China	65,477,417	1,251,209,701	5,528,118	1,322,215,236
Colombia	14,325,749	—	—	14,325,749
Czech Republic	—	60,007,175	—	60,007,175
Egypt	—	32,217,522	—	32,217,522
Hungary	—	31,590,688	—	31,590,688
India	33,070,367	621,025,762	—	654,096,129
Indonesia	29,567,560	57,045,174	—	86,612,734
Malaysia	—	4,292,317	—	4,292,317
Mexico	15,959,858	—	—	15,959,858
Nigeria	—	2,265,912	—	2,265,912
Panama	4,958,221	—	—	4,958,221
Philippines	—	50,418,253	—	50,418,253
Poland	—	210,681,043	—	210,681,043
Qatar	—	9,026,206	—	9,026,206
Russia	43,717,494	626,562,821	—	670,280,315
South Africa	3,056,477	109,471,068	803	112,528,348
South Korea	50,664,081	858,418,190	—	909,082,271
Sri Lanka	—	3,729,015	—	3,729,015
Taiwan	38,107,355	899,572,855	—	937,680,210
Thailand	—	242,659,262	—	242,659,262
Turkey	812,589	340,945,281	—	341,757,870
United Arab Emirates	—	8,524,042	—	8,524,042
United Kingdom	3,270,132	10,089,614	—	13,359,746
United States	36,382,107	—	—	36,382,107
Vietnam	—	2,874,819	—	2,874,819

TOTAL COMMON STOCKS	489,183,246	5,814,081,075	5,528,921	6,308,793,242

Preferred Stocks
Brazil	184,500,695	395,277,927	—	579,778,622
Russia	73,326	207,859,174	—	207,932,500
South Korea	—	113,002,008	—	113,002,008

TOTAL PREFERRED STOCKS	184,574,021	716,139,109	—	900,713,130

Investment Funds
China	—	—	2,290,074	2,290,074
India	—	—	8,222,471	8,222,471
Poland	—	—	195,901	195,901
Russia	—	—	3,125,291	3,125,291
Thailand	—	19,673,604	—	19,673,604
United States	128,147,906	—	—	128,147,906

TOTAL INVESTMENT FUNDS	128,147,906	19,673,604	13,833,737	161,655,247

Rights/Warrants
Brazil	120,692	—	—	120,692
Thailand	460,786	—	—	460,786

TOTAL RIGHTS/WARRANTS	581,478	—	—	581,478

46

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$32,421,399	$—	$—	$32,421,399

TOTAL MUTUAL FUNDS	32,421,399	—	—	32,421,399

Short-Term Investments	15,466,276	—	—	15,466,276

Total Investments	850,374,326	6,549,893,788	19,362,658	7,419,630,772

Derivatives*
Swap Contracts
Equity Risk	—	3,321,757	—	3,321,757

Total	$850,374,326	$6,553,215,545	$19,362,658	$7,422,952,529

Liability Valuation Inputs
Derivatives*
Swap Contracts
Equity Risk	$—	$(330,816)	$—	$(330,816)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$5,340,181	$112,328,909	$—	$117,669,090

TOTAL COMMON STOCKS	5,340,181	112,328,909	—	117,669,090

Mutual Funds
United States	307,249			307,249

TOTAL MUTUAL FUNDS	307,249			307,249

Short-Term Investments	81,261	—	—	81,261

Total Investments	5,728,691	112,328,909	—	118,057,600

Total	$5,728,691	$112,328,909	$—	$118,057,600

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at February 28, 2015.

The underlying GMO funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2015, there were no significant transfers between Level 1 and Level 2.

47

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases		Sales		Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Emerging Countries Fund
Common Stocks
China	$—	$23,588		$(5,550)		$—	$2,180	$13,518	$—		$(33,736	)**	$—	$—
South Africa	—	—		—		—	—	—	14	**	—		14	—

Total	$—	$23,588		$(5,550)		$—	$2,180	$13,518	$14		$(33,736)		$14	$—

Rights and/or Warrants
South Korea	$—	$7,110		$(7,110)		$—	$—	$—	$—		$—		$—	$—
Thailand	—	0	***	(0	)***	—	—	—	—		—		—	—

Total	$—	$7,110		$(7,110)		$—	$—	$—	$—		$—		$—	$—

Emerging Domestic Opportunities Fund
Common Stocks
China	$—	$11,834,392		$(3,939,003)		$—	$1,516,676	$5,948,930	$—		$(15,360,995	)**	$—	$—
Investment Funds
Thailand	—	—		—		—	—	—	3,992,614	**	(3,992,614	)**	—	—

Total	$—	$11,834,392		$(3,939,003)		$—	$1,516,676	$5,948,930	$3,992,614		$(19,353,609)		$—	$—

Emerging Markets Fund
Common Stocks
China	$—	$2,907,010		$(1,011,690)		$—	$325,170	$1,397,665	$5,528,118	**	$(3,618,155	)**	$5,528,118	$—
Indonesia	226,693	—		—		—	—	(173,748)	—		(52,945	)**	—	—
South Africa	—	—		—		—	—	—	803	**	—		803	—

Total Common Stocks	$226,693	$2,907,010		$(1,011,690)		$—	$325,170	$1,223,917	$5,528,921		$(3,671,100)		$5,528,921	$—

Investment Funds
China	$2,298,416	$—		$—		$—	$—	$(8,342)	$—		$—		$2,290,074	$(8,342)
India	7,733,819	—		—		—	—	488,652	—		—		8,222,471	488,652
Poland	188,774	—		—		—	—	7,127	—		—		195,901	7,127
Russia	4,368,072	—		(3,072,014)		—	695,018	1,134,215	—		—		3,125,291	363,759
Thailand	—	—		—		—	—	—	848,190	**	(848,190	)**	—	—

Total Investment Funds	14,589,081	—		(3,072,014)		—	695,018	1,621,652	848,190		(848,190)		13,833,737	851,196

Rights and/or Warrants
South Korea	$—	$194,904		$(194,904)		$—	$—	$—	$—		$—		$—	$—
Thailand	—	0	***	—		—	—	460,786	—		(460,786	)**	—	—

Total	$14,815,774	$3,101,914		$(4,278,608)		$—	$1,020,188	$3,306,355	$6,377,111		$(4,980,076)		$19,362,658	$851,196

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and /or unobservable inputs.
***	Represents the interest in securities that were determined to have a value of zero at February 28, 2015.

48

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2015 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	< 1%
Emerging Domestic Opportunities Fund	—
Emerging Markets Fund	< 1%
Taiwan Fund	—

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund intends to distribute net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2015, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

49

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Adjustments related to:	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Capital loss carry forwards	X	X	X	X
Derivative contract transactions		X
Foreign capital gains taxes		X
Foreign currency transactions	X	X	X	X
Late-year ordinary losses	X			X
Losses on wash sale transactions	X	X	X	X
Partnership interest tax allocations			X
Passive foreign investment company transactions	X	X	X	X
Post-October capital losses	X	X	X	X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2015			Tax year ended February 28, 2014

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Emerging Countries Fund	1,474,749	—	1,474,749	2,270,425	—	2,270,425
Emerging Domestic Opportunities Fund	28,007,113	18,670,011	46,677,124	56,445,943	55,594,690	112,040,633
Emerging Markets Fund	230,023,597	—	230,023,597	217,088,646	—	217,088,646
Taiwan Fund	4,476,808	—	4,476,808	992,805	—	992,805

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

50

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

As of February 28, 2015, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short- term capital gain) ($)	Undistributed Net Long-Term Capital Gains ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post- October Capital Losses ($)
Emerging Countries Fund	—	—	(29,901)	(16,018,251)	(1,798,348)
Emerging Domestic Opportunities Fund	18,409,483	—	—	(36,700,579)	(3,230,203)
Emerging Markets Fund	6,641,754	—	—	(665,710,825)	(17,750,480)
Taiwan Fund	937,369	3,989,520	(321,986)	—	(951,975)

As of February 28, 2015, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses and losses realized subsequent to February 28, 2015, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short- Term ($)	Long- Term ($)

Fund Name	No Expiration Date	No Expiration Date
Emerging Countries Fund	(5,399,590)	(10,618,661)
Emerging Domestic Opportunities Fund	(32,959,532)	(3,741,047)
Emerging Markets Fund	(160,475,274)	(505,235,551)
Taiwan Fund	—	—

As of February 28, 2015, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	43,761,935	3,359,397	(8,894,948)	(5,535,551)
Emerging Domestic Opportunities Fund	2,435,341,103	245,914,885	(101,718,790)	144,196,095
Emerging Markets Fund	8,090,306,520	516,972,706	(1,187,648,454)	(670,675,748)
Taiwan Fund	114,717,443	5,461,748	(2,121,591)	3,340,157

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

51

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

52

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

As of February 28, 2015, the premium on cash purchases and the fee on cash redemptions were as follows:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Purchase Premium	—	0.80%	0.80%	0.15%
Redemption Fee	—	0.80%	0.80%	0.45%

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.06% of the Fund’s total net assets as of February 28, 2015. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Recently-issued accounting guidance

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. GMO is evaluating the impact, if any, of this guidance on the Funds’ financial statements.

53

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Market Risk – Equities	X	X	X	X
Illiquidity Risk	X	X	X	X
Smaller Company Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Currency Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Non-Diversified Funds	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and/or other investment companies is exposed to the risks to which the underlying Funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in

54

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

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A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

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These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and certain refunds may not be reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

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February 28, 2015

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

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A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

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• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

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With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of underlying funds, including other GMO Funds, closed-end funds, money market funds, ETFs and other investment companies are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

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February 28, 2015

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2015, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Futures Contracts
Adjust exposure to certain securities markets		X
Swap contracts
As a substitute for direct investment in securities		X	X
To achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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February 28, 2015

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. A “quanto” option combines an index option and a foreign currency barrier element on exercise date. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract

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February 28, 2015

and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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February 28, 2015

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2015 and the Statements of Operations for the year ended February 28, 2015^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$1,701	$—	$—	$—	$1,701

Total	$—	$1,701	$—	$—	$—	$1,701

Derivatives not subject to Master Agreements	$—	$1,701	$—	$—	$—	$1,701

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$1,217	$—	$—	$—	$1,217

Total	$—	$1,217	$—	$—	$—	$1,217

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$1,286	$—	$—	$—	$1,286

Total	$—	$1,286	$—	$—	$—	$1,286

Emerging Domestic Opportunities Fund
Liabilities:
Unrealized Depreciation on Futures Contracts*	$—	$(743,289)	$—	$—	$—	$(743,289)

Total	$—	$(743,289)	$—	$—	$—	$(743,289)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(743,289)	$—	$—	$—	$(743,289)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$499,247	$—	$—	$—	$499,247
Swap Contracts	—	(6,532,416)	—	—	—	(6,532,416)
Futures Contracts	—	(2,805,250)	—	—	—	(2,805,250)

Total	$—	$(8,838,419)	$—	$—	$—	$(8,838,419)

Change in Net Unrealized Appreciation (Depreciation) on:
Swap Contracts	$—	$1,175,585	$—	$—	$—	$1,175,585
Futures Contracts	—	(743,289)	—	—	—	(743,289)

Total	$—	$432,296	$—	$—	$—	$432,296

Emerging Markets Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$581,478	$—	$—	$—	$581,478
Unrealized Appreciation on Swap Contracts*	—	3,321,757	—	—	—	3,321,757

Total	$—	$3,903,235	$—	$—	$—	$3,903,235

Derivatives not subject to Master Agreements	$—	$581,478	$—	$—	$—	$581,478

Total subject to Master Agreements	$—	$3,321,757	$—	$—	$—	$3,321,757

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February 28, 2015

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Markets Fund (continued)
Liabilities:
Unrealized depreciation on Swap Contracts	$—	$(330,816)	$—	$—	$—	$(330,816)

Total	$—	$(330,816)	$—	$—	$—	$(330,816)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(330,816)	$—	$—	$—	$(330,816)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$248,763	$—	$—	$—	$248,763
Swap Contracts	—	7,053,376	—	—	—	7,053,376

Total	$—	$7,302,139	$—	$—	$—	$7,302,139

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$498,690	$—	$—	$—	$498,690
Swap Contracts	—	(1,697,960)	—	—	—	(1,697,960)

Total	$—	$(1,199,270)	$—	$—	$—	$(1,199,270)

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

*	The table includes unrealized appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2015, if any.

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The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2015:

Emerging Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$43,562	$—	$43,562	$—
Credit Suisse International	2,946,216	(2,946,216)	—	—	*
Morgan Stanley & Co. International PLC	331,979	(233,572)	(98,407)	—	*

Total	$3,321,757	$(3,179,788)	$(54,845)	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$232,409	$—	$(43,562)	$188,847
Morgan Stanley & Co. International PLC	98,407	—	98,407	—

Total	$330,816	$—	$54,845	$188,847

*	In some instances, the actual collateral received and/or pledged may be more than the amount above.

The average derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap contracts) outstanding at each month-end, was as follows for the year ended February 28, 2015:

Fund Name	Futures Contracts ($)	Swap Contracts ($)	Rights and/or Warrants ($)
Emerging Countries Fund	—	—	1,492
Emerging Domestic Opportunities Fund	14,531,352	10,913,113	101,871
Emerging Markets Fund	—	102,434,786	232,732
Taiwan Fund	—	—	—

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Management Fee	0.65%	0.75%	0.75%	0.81%

In addition, each class of shares of the Funds (except Class M shares which are described below (Emerging Countries Fund Class M liquidated on May 2, 2014)) pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay GMO an administration fee, which is used by GMO to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. GMO may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases, these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and

67

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Service (12b-1) Plan. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V	Class VI
Emerging Countries Fund		0.15%
Emerging Domestic Opportunities Fund	0.22%	0.15%	0.105%	0.085%	0.055%
Emerging Markets Fund	0.22%	0.15%	0.105%	0.085%	0.055%
Taiwan Fund		0.15%

For each Fund, other than Emerging Countries Fund and Taiwan Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Emerging Countries Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.35% of the Fund’s average daily net assets.

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses; provided, however, that in the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition, for Emerging Markets Fund only, GMO has contractually agreed to waive the shareholder service fees charged to holders of each class of shares of the Fund to the extent necessary to prevent the shareholder service fees borne by each class of shares of the Fund from exceeding the percentage of the class’s average daily net assets as follows: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% of Class IV shares, 0.05% for Class V shares, and 0.02% for Class VI shares.

These contractual waivers and reimbursements will continue through at least June 30, 2015 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2015 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Emerging Countries Fund	605	5
Emerging Domestic Opportunities Fund	30,197	3,313
Emerging Markets Fund	86,547	10,009
Taiwan Fund	1,758	337

68

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2015, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expense
Emerging Countries Fund	< 0.001%	0.000%	< 0.001%
Emerging Domestic Opportunities Fund	< 0.001%	0.000%	< 0.001%
Emerging Markets Fund	< 0.001%	0.000%	< 0.001%
Taiwan Fund	< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2015 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Emerging Countries Fund	—	39,007,558	—	63,596,874
Emerging Domestic Opportunities Fund	—	5,319,606,902	—	5,399,589,559
Emerging Markets Fund	—	7,117,241,470	—	7,913,840,977
Taiwan Fund	—	198,593,806	—	239,186,393

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2015

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Emerging Countries Fund	3	*	78.76%	0.24%	54.57%
Emerging Domestic Opportunities Fund	1		10.06%	0.88%	—
Emerging Markets Fund	—		—	0.51%	61.74%
Taiwan Fund	1		93.48%	—	100.00%

*	One of the shareholders is another Fund managed by GMO.

69

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Emerging Countries Fund
Class III:
Shares sold	2,098,919	$19,923,381	552,382	$5,518,125
Shares issued to shareholders in reinvestment of distributions	166,433	1,474,749	159,562	1,480,339
Shares repurchased	(3,047,073)	(28,098,853)	(8,397,688)	(80,103,958)

Net increase (decrease)	(781,721)	$(6,700,723)	(7,685,744)	$(73,105,494)

Class M*:
Shares sold	50,314	$453,198	537,795	$5,076,667
Shares issued to shareholders in reinvestment of distributions	—	—	43,504	399,599
Shares repurchased	(1,904,787)	(17,933,268)	(283,751)	(2,709,365)

Net increase (decrease)	(1,854,473)	$(17,480,070)	297,548	$2,766,901

Emerging Domestic Opportunities Fund**
Class II:
Shares sold	9,300,358	$215,216,555	15,479,003	$375,814,752
Shares issued to shareholders in reinvestment of distributions	498,782	11,711,191	1,037,310	24,203,479
Shares repurchased	(6,586,234)	(157,201,553)	(3,295,606)	(79,549,882)
Purchase premiums	—	451,316	—	1,813,630
Redemption fees	—	429,793	—	267,059

Net increase (decrease)	3,212,906	$70,607,302	13,220,707	$322,549,038

Class III:
Shares sold	6,377,508	$153,042,369	16,975,778	$409,267,918
Shares issued to shareholders in reinvestment of distributions	258,104	6,040,109	696,018	16,235,107
Shares repurchased	(9,675,443)	(223,957,821)	(4,862,390)	(113,028,401)
Purchase premiums	—	207,697	—	1,118,919
Redemption fees	—	228,359	—	187,820

Net increase (decrease)	(3,039,831)	$(64,439,287)	12,809,406	$313,781,363

Class IV:
Shares sold	1,496,290	$36,704,000	12,313,192	$304,691,394
Shares issued to shareholders in reinvestment of distributions	546,174	12,784,914	1,526,057	35,612,024
Shares repurchased	(2,675,491)	(63,989,315)	(5,671,585)	(128,525,819)
Purchase premiums	—	411,004	—	2,745,597
Redemption fees	—	436,539	—	402,094

Net increase (decrease)	(633,027)	$(13,652,858)	8,167,664	$214,925,290

Class V:
Shares sold	—	$—	10,114,192	$248,000,000
Shares issued to shareholders in reinvestment of distributions	189,435	4,431,514	344,126	8,021,566
Purchase premiums	—	144,877	—	207,989
Redemption fees	—	151,607	—	10,199

Net increase (decrease)	189,435	$4,727,998	10,458,318	$256,239,754

70

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Emerging Domestic Opportunities Fund** (continued)
Class VI:
Shares sold	1,362,491	$32,125,891	33,435	$785,490
Shares issued to shareholders in reinvestment of distributions	449,502	10,551,664	1,142,772	26,729,489
Shares repurchased	(798,018)	(18,623,556)	(3,555,604)	(81,203,280)
Purchase premiums	—	346,164	—	2,485,620
Redemption fees	—	366,530	—	297,904

Net increase (decrease)	1,013,975	$24,766,693	(2,379,397)	$(50,904,777)

Emerging Markets Fund
Class II:
Shares sold	21,717,709	$220,913,127	27,398,436	$287,617,583
Shares issued to shareholders in reinvestment of distributions	2,418,932	23,802,296	2,380,208	25,580,105
Shares repurchased	(53,914,354)	(564,626,234)	(72,300,527)	(791,155,905)
Purchase premiums	—	1,185,968	—	1,203,794
Redemption fees	—	2,584,779	—	3,454,290

Net increase (decrease)	(29,777,713)	$(316,140,064)	(42,521,883)	$(473,300,133)

Class III:
Shares sold	8,649,834	$91,550,325	20,464,085	$217,005,027
Shares issued to shareholders in reinvestment of distributions	668,546	6,598,554	952,219	10,266,905
Shares repurchased	(25,252,205)	(259,028,582)	(60,045,481)	(662,045,976)
Purchase premiums	—	447,365	—	390,870
Redemption fees	—	810,246	—	1,334,310

Net increase (decrease)	(15,933,825)	$(159,622,092)	(38,629,177)	$(433,048,864)

Class IV:
Shares sold	18,059,060	$186,461,184	33,969,953	$346,506,777
Shares issued to shareholders in reinvestment of distributions	1,707,090	16,695,339	1,448,246	15,478,200
Shares repurchased	(10,570,073)	(111,940,901)	(88,513,421)	(959,384,737)
Purchase premiums	—	988,574	—	679,227
Redemption fees	—	1,806,704	—	2,147,209

Net increase (decrease)	9,196,077	$94,010,900	(53,095,222)	$(594,573,324)

Class V:
Shares sold	1,370,999	$14,488,514	5,864,220	$59,408,565
Shares issued to shareholders in reinvestment of distributions	1,090,708	10,645,313	1,401,912	14,958,074
Shares repurchased	(25,713,489)	(259,057,063)	(25,264,138)	(257,393,503)
Purchase premiums	—	344,251	—	505,327
Redemption fees	—	812,261	—	1,300,897

Net increase (decrease)	(23,251,782)	$(232,766,724)	(17,998,006)	$(181,220,640)

Class VI:
Shares sold	151,490,380	$1,541,490,246	96,416,619	$1,006,655,905
Shares issued to shareholders in reinvestment of distributions	15,351,107	150,133,827	12,545,630	134,125,168
Shares repurchased	(167,123,796)	(1,813,407,122)	(80,051,978)	(870,334,178)
Purchase premiums	—	5,882,090	—	4,534,401
Redemption fees	—	10,840,753	—	11,300,465

Net increase (decrease)	(282,309)	$(105,060,206)	28,910,271	$286,281,761

71

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Taiwan Fund
Class III:
Shares sold	1,298,042	$28,642,801	4,632,966	$95,400,048
Shares issued to shareholders in reinvestment of distributions	79,746	1,758,120	26,919	561,737
Shares repurchased	(3,256,851)	(72,025,778)	(307,337)	(6,444,578)
Purchase premiums	—	41,660	—	26,405
Redemption fees	—	320,012	—	142,450

Net increase (decrease)	(1,879,063)	$(41,263,185)	4,352,548	$89,686,062

*	Class M liquidated on May 2, 2014.
**	GMO Singapore Pte. Limited furnishes discretionary investment advisory services and makes investment decisions for Emerging Domestic Opportunities Fund. As a result of this arrangement, this fund is required to disclose that there were more than 10 shareholders of this fund as of February 28, 2015.

10.	Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of year	Purchases	Sales Proceeds	Dividend Income	Value, end of year
Emerging Domestic Opportunities Fund
Gayatri Projects Ltd*	$—	$5,123,303	$1,011,893	$70,983	$5,144,950
TICON Industrial Growth Leasehold Property Fund*	3,189,142	8,061,855	934,966	1,052,250	12,556,252

Totals	$3,189,142	$13,185,158	$1,946,859	$1,123,233	$17,701,202

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$2,414,415	$2,238,379	$—	$—	$3,729,015
Kiri Industries Ltd	826,942	557,890	—	—	1,686,257

Totals	$3,241,357	$2,796,269	$—	$—	$5,415,272

*	Security not an affiliate at the beginning of the period.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$476,272	$9,427,951	$9,797,773	$152	$16	$106,449

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$112,049,934	$1,206,402,303	$1,298,383,739	$27,363	$7,428	$20,068,498

Emerging Markets Fund
GMO U.S. Treasury Fund	$43,407,219	$1,833,332,053	$1,844,317,873	$22,761	$3,388	$32,421,399

Taiwan Fund
GMO U.S. Treasury Fund	$1,117,753	$73,043,857	$73,854,361	$795	$122	$307,249

72

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund (collectively, the “Funds”) at February 28, 2015, the results of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

73

GMO Trust

Fund Expenses

February 28, 2015 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six-month period ended February 28, 2015.

As a shareholder of the Funds, you may in incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. you may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5%

hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period*	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Countries Fund
Class III	$1,000.00	$903.20	$5.57	$1,000.00	$1,018.94	$5.91	1.18%
Emerging Domestic Opportunities Fund
Class II	$1,000.00	$1,009.20	$5.38	$1,000.00	$1,019.44	$5.41	1.08%
Class III	$1,000.00	$1,009.60	$5.03	$1,000.00	$1,019.79	$5.06	1.01%
Class IV	$1,000.00	$1,010.00	$4.78	$1,000.00	$1,020.03	$4.81	0.96%
Class V	$1,000.00	$1,009.70	$4.68	$1,000.00	$1,020.13	$4.71	0.94%
Class VI	$1,000.00	$1,010.30	$4.54	$1,000.00	$1,020.28	$4.56	0.91%
Emerging Markets Fund
Class II	$1,000.00	$897.40	$5.17	$1,000.00	$1,019.34	$5.51	1.10%
Class III	$1,000.00	$898.30	$4.94	$1,000.00	$1,019.59	$5.26	1.05%
Class IV	$1,000.00	$897.90	$4.71	$1,000.00	$1,019.84	$5.01	1.00%
Class V	$1,000.00	$898.10	$4.47	$1,000.00	$1,020.08	$4.76	0.95%
Class VI	$1,000.00	$898.50	$4.33	$1,000.00	$1,020.23	$4.61	0.92%
Taiwan Fund
Class III	$1,000.00	$924.50	$6.16	$1,000.00	$1,018.40	$6.46	1.29%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2015, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

74

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2015 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2015:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Emerging Countries Fund	—	97.70%	—	—	240,109	2,063,773
Emerging Domestic Opportunities Fund	20.10%	100.00%	—	18,670,011	14,615,145	58,455,742
Emerging Markets Fund	—	88.41%	—	—	34,534,567	310,773,146
Taiwan Fund	—	—	824,404	—	1,243,355	5,945,706

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2016, the Funds will notify applicable shareholders of amounts for use in preparing 2015 U.S. federal income tax forms.

75

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2015. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	39	Director, BeiGene Ltd. (biotech research).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	39	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present).	39	Trustee of HIMCO Variable Insurance Trust (27 Portfolios); Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988-2005).	51	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.
[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.
[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

76

Officers

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Brian Kadehjian DOB: 09/16/1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Craig Parker DOB: 01/21/1982	Assistant Treasurer	Since February 2015	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2010 – present); Senior Associate, PricewaterhouseCoopers LLP (September 2009 – October 2010)

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kelly Hollister DOB: 03/29/1988	Anti-Money Laundering Officer	Since November 2014.	Compliance Associate, Grantham, Mayo, Van Otterloo & Co. LLC (May 2012 – present).

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Messrs. Kittredge and Parker, also serves as an officer of GMO Series Trust.

77

GMO Trust

Annual Report

February 28, 2015

Alpha Only Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Developed Equity Allocation Fund

Global Equity Allocation Fund

International Developed Equity Allocation Fund

International Equity Allocation Fund

Special Opportunities Fund

Strategic Opportunities Allocation Fund

Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which are available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or private placement memorandum, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com and the private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus or private placement memorandum regarding specific principal risks for each Fund. General risk may include: market-risk-equities, management and operational risk, market risk-asset backed securities, credit risk, non-U.S. Investment risk, smaller-company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Alpha Only Fund returned -2.60% for the fiscal year ended February 28, 2015, as compared with +0.03% for the Citigroup 3 Month Treasury Bill Index.

The Fund’s long positions in international equities and short positions in U.S. small and mid cap stocks were the primary detractors from relative return. The Fund’s long positions in U.S. quality stocks contributed to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alpha Only Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited. Performance for classes may vary due to different fees.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	89.2%
Short-Term Investments	9.7
Preferred Stocks	0.6
Futures Contracts	(3.6)
Other	4.1

100.0%

*	Swap contracts and futures contracts in the table are based on the net unrealized appreciation/depreciation of the respective contracts. The Fund’s investment program involves having both long and short investment exposures. The additional short exposures that the Fund has to futures contracts based on notional amounts are (83.4%) of net assets.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 89.2%

	Australia — 0.1%
47,159	Bank of Queensland Ltd	513,350
117,056	BlueScope Steel Ltd *	439,920
302,234	Mirvac Group (REIT)	490,377
118,864	Stockland (REIT)	435,075
149,352	TABCORP Holdings Ltd	590,837
36,913	Woodside Petroleum Ltd	1,013,176

	Total Australia	3,482,735

	Austria — 0.1%
30,722	OMV AG	883,748
21,597	Voestalpine AG	843,186

	Total Austria	1,726,934

	Belgium — 0.1%
11,320	Ageas	407,257
31,546	Belgacom SA	1,184,863
12,872	Colruyt SA	601,875
26,529	Delhaize Group	2,381,913

	Total Belgium	4,575,908

	Brazil — 0.1%
38,800	Cia Hering	244,108
23,200	Companhia de Saneamento Basico do Estado de Sao Paulo	138,436
219,000	Companhia Siderurgica Nacional SA	397,493
22,500	CPFL Energia SA	147,434
61,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	252,601
137,600	JBS SA	608,396
83,300	Tim Participacoes SA	350,610
18,400	Tractebel Energia SA	216,700

	Total Brazil	2,355,778

	Canada — 0.4%
4,400	Canadian Tire Corp Ltd – Class A	463,617
92,238	Catamaran Corp *	4,607,288
10,300	Home Capital Group Inc	374,066
69,300	Suncor Energy Inc	2,080,497
28,600	Valeant Pharmaceuticals International Inc *	5,647,928

	Total Canada	13,173,396

	Chile — 0.0%
533,587	Enersis SA	175,174

	China — 1.7%
564,000	Air China Ltd-Class H	499,470
275,000	Anta Sports Products Ltd	547,409

Shares	Description	Value ($)
	China — continued
637,000	Belle International Holdings Ltd	691,991
590,000	China BlueChemical Ltd – Class H	238,090
1,216,000	China Coal Energy Co Ltd	655,251
1,435,000	China Communications Construction Co Ltd – Class H	1,756,573
150,000	China Merchants Holdings International Co Ltd – Class H	572,571
1,189,500	China Mobile Ltd	16,187,657
688,000	China National Building Material Co Ltd	673,622
330,000	China Oilfield Services Ltd – Class H	500,299
6,202,000	China Petroleum & Chemical Corp	5,191,473
471,000	China Railway Construction Corp Ltd	573,742
926,000	China Railway Group Ltd	747,556
316,000	China Resources Cement Holdings Ltd	188,982
192,000	China Resources Enterprise Ltd	401,553
302,000	China Resources Power Holdings Co Ltd	795,172
1,192,000	China Shenhua Energy Co Ltd	3,128,040
2,912,000	China Telecom Corp Ltd – Class H	1,882,637
504,000	China Unicom Hong Kong Ltd	853,867
330,000	CITIC Pacific Ltd	579,420
4,544,000	CNOOC Ltd	6,501,120
234,000	Cosco Pacific Ltd	337,849
846,000	Datang International Power Generation Co Ltd	423,137
638,000	Dongfeng Motor Group Co Ltd – Class H	1,013,729
197,500	Fosun International Ltd	319,570
2,390,000	Geely Automobile Holdings Ltd.	1,068,145
3,986,000	GOME Electrical Appliances Holdings Ltd	543,966
346,000	Guangdong Investments Ltd	447,984
255,000	Huabao International Holdings Ltd	193,326
634,000	Huaneng Power International Inc – Class H	800,847
128,000	Jiangsu Expressway Co Ltd	157,293
644,000	Kunlun Energy Co Ltd	634,401
4,344,000	PetroChina Co Ltd	5,058,748
1,152,000	Shanghai Electric Group Co Ltd	679,775
50,000	Shanghai Industrial Holdings Ltd.	151,188
273,500	Shenzhen International Holdings Ltd.	382,318
68,000	Shenzhou International Group Holdings Ltd	269,004
767,000	Sinotrans Ltd – Class H	506,485
68,000	Weichai Power Co Ltd	277,348
942,000	Yanzhou Coal Mining Co Ltd	776,723
196,000	Zhejiang Expressway Co Ltd – Class H	239,922
1,460,000	Zijin Mining Group Co Ltd	434,636

	Total China	57,882,889

	Colombia — 0.0%
460,569	Ecopetrol SA	384,118

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Czech Republic — 0.0%
24,974	CEZ AS	630,191

	Denmark — 0.1%
1,074	AP Moeller – Maersk A/S – Class A	2,468,944
9,064	Carlsberg A/S – Class B	774,872
8,899	TDC A/S	70,307

	Total Denmark	3,314,123

	Finland — 0.1%
40,375	Fortum Oyj	918,468
10,126	Metso Oyj	325,766
63,896	Nokia Oyj	513,479
60,877	UPM – Kymmene Oyj	1,142,001

	Total Finland	2,899,714

	France — 2.5%
39,288	ArcelorMittal	429,206
28,556	Bouygues SA	1,130,882
9,940	Carrefour SA	328,456
2,264	Casino Guichard-Perrachon SA	212,742
2,297	Christian Dior SA	444,311
26,319	Cie Generale des Etablissements Michelin – Class B	2,526,793
40,217	Compagnie de Saint-Gobain	1,806,254
6,207	Danone SA	432,152
15,347	Electricite de France	423,510
264,062	GDF Suez	5,859,065
1,404	Hermes International	452,306
73,474	LVMH Moet Hennessy Louis Vuitton SA	13,434,267
418,326	Orange	7,629,601
44,825	Peugeot SA *	748,823
88,715	Renault SA	8,507,281
11,031	Rexel SA	215,253
83,187	Sanofi	8,136,386
29,543	Schneider Electric SA	2,373,765
15,320	Suez Environnement Co	272,855
338,796	Total SA	18,201,707
11,961	Vallourec SA	281,365
40,290	Veolia Environnement SA	784,137
26,614	Vinci SA	1,575,490
264,699	Vivendi SA	6,444,226

	Total France	82,650,833

	Germany — 1.6%
2,562	Allianz SE (Registered)	429,013
12,376	Aurubis AG	746,005
88,305	BASF SE	8,461,338
35,436	Bayerische Motoren Werke AG	4,478,895
4,918	Bilfinger SE	292,745
79,904	Daimler AG (Registered)	7,739,721

Shares	Description	Value ($)
	Germany — continued
30,510	Deutsche Lufthansa AG (Registered)	446,712
335,397	Deutsche Telekom AG	6,262,576
6,024	Duerr AG	644,625
400,706	E.ON AG	6,478,874
9,377	Freenet AG	279,925
11,668	Fresenius Medical Care AG & Co	955,043
5,073	Hannover Rueck SE	489,467
6,150	HeidelbergCement AG	489,597
31,925	K+S AG (Registered)	1,030,400
22,661	Metro AG *	758,026
2,280	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	473,241
10,813	ProSiebenSat.1 Media AG	530,596
77,552	RWE AG	2,168,239
85,245	SAP AG	5,993,890
15,984	Siemens AG	1,786,747
6,147	Volkswagen AG	1,523,479

	Total Germany	52,459,154

	Greece — 0.0%
26,530	Hellenic Telecommunications Organization SA *	263,634
22,014	OPAP SA	203,161

	Total Greece	466,795

	Hong Kong — 0.1%
572,200	Esprit Holdings Ltd	591,427
62,000	Link (REIT)	395,333
54,626	Sun Hung Kai Properties Ltd	853,855
60,000	Wharf Holdings Ltd (The)	437,417
158,200	Yue Yuen Industrial Holdings	614,203

	Total Hong Kong	2,892,235

	India — 0.2%
171,405	Bharat Heavy Electricals Ltd	751,602
105,836	Cairn India Ltd	430,116
66,747	GAIL India Ltd	440,713
73,779	Hindustan Petroleum Corp Ltd	723,140
250,317	Jindal Steel & Power Ltd	783,047
181,709	NTPC Ltd	467,980
127,287	Oil & Natural Gas Corp Ltd	667,891
104,921	Reliance Energy Ltd	808,080
15,500	Tata Motors Ltd Sponsored ADR	762,910
61,851	UPL Ltd	421,657

	Total India	6,257,136

	Indonesia — 0.1%
1,039,100	Astra International Tbk PT	630,250
442,200	Perusahaan Gas Negara Persero Tbk PT	177,628

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Indonesia — continued
126,600	Semen Gresik Persero Tbk PT	145,692
4,922,000	Telekomunikasi Indonesia Persero Tbk PT	1,116,074
165,700	United Tractors Tbk PT	265,881

	Total Indonesia	2,335,525

	Ireland — 0.1%
63,251	CRH Plc	1,790,905
17,541	Smurfit Kappa Group Plc	490,597

	Total Ireland	2,281,502

	Israel — 0.2%
209,447	Bank Leumi Le-Israel *	724,422
61,400	Check Point Software Technologies Ltd *	5,126,286
296,533	Israel Discount Bank Ltd – Class A *	472,312

	Total Israel	6,323,020

	Italy — 0.6%
479,818	A2A SPA	485,987
976,284	Enel SPA	4,500,433
403,481	ENI SPA	7,520,693
12,201	Exor SPA	542,885
67,140	Fiat Chrysler Automobiles NV *	1,036,472
62,053	Finmeccanica SPA *	751,456
143,575	Mediaset SPA *	661,420
55,681	Mediolanum SPA	423,193
5,093	Recordati SPA	91,664
69,016	Snam Rete Gas SPA	349,281
2,290,757	Telecom Italia SPA *	2,737,675
1,818,292	Telecom Italia SPA-Di RISP	1,784,207

	Total Italy	20,885,366

	Japan — 4.0%
56,900	Aeon Co Ltd	609,411
19,300	Aisin Seiki Co Ltd	711,518
20,600	Alfresa Holdings Corp	287,121
4,000	Aoyama Trading Co Ltd	133,564
84,000	Asahi Glass Co Ltd	530,304
75,000	Asahi Kasei Corp	775,258
3,200	Asatsu-DK Inc	87,544
3,500	Bridgestone Corp	134,263
5,800	Brother Industries Ltd	97,776
46,000	Calsonic Kansei Corp	274,912
87,300	Canon Inc	2,839,490
7,800	Central Japan Railway Co	1,451,337
36,700	Chubu Electric Power Co Inc *	452,388
16,500	Daihatsu Motor Co Ltd	236,130
1,500	Daiichi Sankyo Co Ltd.	23,498
4,300	Daito Trust Construction Co Ltd	466,130
53,000	Denki Kagaku Kogyo K K	206,467
23,300	FujiFilm Holdings Corp	802,235

Shares	Description	Value ($)
	Japan — continued
36,000	Hanwa Co Ltd	139,666
116,900	Honda Motor Co Ltd	3,866,494
162,100	INPEX Corp	1,916,009
27,500	IT Holdings Corp	483,573
287,300	Itochu Corp	3,217,620
133,788	Japan Tobacco Inc	4,223,162
25,300	JFE Holdings Inc	632,936
126,100	JX Holdings Inc	510,966
24,700	K’s Holdings Corp	762,544
151,000	Kawasaki Kisen Kaisha Ltd	460,202
247,705	KDDI Corp	17,191,079
375,000	Kobe Steel Ltd	740,365
8,000	Kohnan Shoji Co Ltd	90,786
12,700	Kuraray Co Ltd	174,856
148,900	Kyocera Corp	7,533,594
319,800	Marubeni Corp	1,966,282
37,300	Medipal Holdings Corp	475,376
115,500	Mitsubishi Chemical Holdings Corp	643,895
223,800	Mitsubishi Corp	4,472,358
68,500	Mitsubishi UFJ Financial Group Inc	446,137
157,000	Mitsui Chemicals Inc	483,657
271,000	Mitsui Engineering & Shipbuilding Co Ltd	473,767
263,700	Mitsui & Co Ltd	3,666,562
149,000	Mitsui OSK Lines Ltd	532,929
92,600	Nippon Telegraph & Telephone Corp	5,771,610
196,000	Nippon Yusen Kabushiki Kaisha	588,598
2,151,960	Nissan Motor Co Ltd	22,671,653
20,000	Nisshinbo Holdings Inc	203,324
1,260,300	NTT Docomo Inc	22,407,181
147,000	Osaka Gas Co Ltd	606,385
9,100	Otsuka Holdings Co Ltd	272,823
20,000	Rengo Co Ltd	92,239
82,900	Resona Holdings Inc	465,964
51,900	Ricoh Co Ltd	515,801
28,600	Sekisui House Ltd	385,133
4,000	Shimamura Co Ltd	387,897
61,211	Showa Shell Sekiyu KK	585,725
616,000	Sojitz Corp	942,373
69,000	Sumitomo Heavy Industries Ltd	429,496
18,100	Sumitomo Rubber Industries	313,307
214,400	Sumitomo Corp	2,358,349
5,800	Sumitomo Forestry Co Ltd	60,478
43,000	Sumitomo Metal Mining Co Ltd	679,526
14,900	Sumitomo Mitsui Financial Group Inc	593,669
8,500	Suzuken Co Ltd	268,581
47,200	Takeda Pharmaceutical Co., Ltd	2,417,436
130,000	Tokyo Electric Power Co Inc (The) *	509,884
120,000	Tosoh Corp	601,980
49,000	Toyota Tsusho Corp	1,358,524
129,000	Ube Industries Ltd	210,501

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Japan — continued
71,200	UNY Co Ltd	411,417
8,100	West Japan Railway Co	461,967
268,800	Yamada Denki Co Ltd	1,166,998
14,000	Yokohama Rubber Co Ltd (The)	142,538

	Total Japan	133,105,518

	Malaysia — 0.0%
103,400	Sime Darby Bhd	267,686

	Mexico — 0.1%
3,468,764	America Movil SAB de CV – Class L	3,713,338
26,665	Embotelladoras Arca SAB de CV *	169,502
49,200	Fomento Economico Mexicano SAB * de CV	468,022

	Total Mexico	4,350,862

	Netherlands — 0.8%
61,343	Aegon NV	474,529
5,955	Heineken NV	464,351
34,992	ING Groep NV *	519,043
120,564	Koninklijke Ahold NV	2,259,415
5,457	Koninklijke DSM NV	304,216
278,532	Koninklijke KPN NV	949,369
489,372	Unilever NV CVA	21,267,492
7,376	Wolters Kluwer NV	238,862

	Total Netherlands	26,477,277

	New Zealand — 0.0%
212,092	Spark New Zealand Ltd	524,565

	Norway — 0.2%
13,321	Orkla ASA	104,504
198,654	Statoil ASA	3,731,742
82,994	Telenor ASA	1,663,340
40,114	Yara International ASA	2,206,400

	Total Norway	7,705,986

	Philippines — 0.0%
7,065	Philippine Long Distance Telephone Co	507,314

	Poland — 0.0%
87,589	Orange Polska SA	232,758
83,725	PGE SA	468,148
40,177	Polski Koncern Naftowy Orlen SA	591,363

	Total Poland	1,292,269

	Portugal — 0.0%
304,335	EDP-Energias de Portugal SA	1,199,629

Shares	Description	Value ($)
	Russia — 0.9%
1,620,910	Gazprom OAO Sponsored ADR	8,067,353
358,964	Lukoil OAO Sponsored ADR	17,320,939
225,236	Rosneft OJSC GDR (Registered)	969,225
30,858	Severstal PAO GDR (Registered)	346,717
237,299	Surgutneftegas Sponsored ADR	1,315,106
35,228	Tatneft Sponsored ADR	1,110,664
35,948	Uralkali PJSC Sponsored GDR (Registered)	502,388

	Total Russia	29,632,392

	Singapore — 0.0%
1,801,000	Golden Agri-Resources Ltd	533,288
472,000	Noble Group Ltd	336,179
118,700	Swiber Holdings Ltd	14,990
540,000	Yangzijiang Shipbuilding Holdings Ltd	485,456

	Total Singapore	1,369,913

	South Africa — 0.4%
18,176	Barloworld Ltd	139,042
31,354	Bidvest Group Ltd	865,081
61,902	Foschini Ltd	877,720
64,199	Gold Fields Ltd	297,612
73,825	Impala Platinum Holdings Ltd *	453,953
22,164	Imperial Holdings Ltd	373,397
177,865	MTN Group Ltd	3,149,975
86,911	Sasol Ltd	3,137,307
22,456	Spar Group Ltd (The)	344,062
108,410	Steinhoff International Holdings Ltd	625,457
92,757	Telkom South Africa Ltd *	653,144
27,113	Tiger Brands Ltd	806,388
68,750	Truworths International Ltd	523,805
20,739	Vodacom Group Ltd	241,318

	Total South Africa	12,488,261

	South Korea — 2.4%
2,283	CJ Corp	360,910
7,817	Daelim Industrial Co Ltd	461,268
6,033	GS Holdings	242,918
10,867	Hanwha Corp	303,226
4,741	Hyosung Corp	316,383
2,636	Hyundai Department Store Co Ltd	321,577
18,019	Hyundai Engineering & Construction	810,375
6,643	Hyundai Heavy Industries Co Ltd *	725,239
16,036	Hyundai Mobis	3,645,647
31,040	Hyundai Motor Co	4,537,895
13,157	Hyundai Steel Co	803,817
9,720	Kangwon Land Inc	301,135
66,698	Kia Motors Corp	2,763,432
16,332	Korea Electric Power Corp	672,817
9,145	KT&G Corp	666,249

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	South Korea — continued
4,203	LG Chem Ltd	879,914
44,471	LG Display Co Ltd	1,380,746
15,017	LG Electronics Inc	845,870
13,351	LG International Corp	451,235
4,025	Lotte Chemical Corp	698,141
1,845	Lotte Shopping Co Ltd	420,394
8,196	POSCO	1,996,688
12,021	S-Oil Corp	708,389
11,721	Samsung Electro-Mechanics Co Ltd	736,168
38,184	Samsung Heavy Industries Co Ltd	684,533
41,393	Samsung Electronics Co Ltd	51,195,113
930	Shinsegae Co Ltd	146,207
13,963	SK Innovation Co Ltd *	1,313,812
35,415	SK Networks Co Ltd	304,855
3,369	SK Telecom Co Ltd	884,166
5,105	SK Holdings Co Ltd	865,377

	Total South Korea	80,444,496

	Spain — 0.6%
3,599	Acciona SA *	281,253
19,594	ACS Actividades de Construccion y Servicios SA	726,623
24,677	Enagas	756,235
44,155	Gas Natural SDG SA	1,065,389
673,093	Iberdrola SA	4,593,791
38,053	Indra Sistemas SA	404,969
156,029	Repsol YF SA	3,008,549
552,558	Telefonica SA	8,584,085

	Total Spain	19,420,894

	Sweden — 0.2%
75,367	Alfa Laval AB	1,512,230
12,829	ASecuritas AB – Class B	182,492
162,119	Ericsson LM – Class B	2,093,617
44,826	Sandvik AB	502,429
28,019	Skanska AB – Class B	698,409
44,506	Tele2 AB – B Shares	522,145
365,100	TeliaSonera AB	2,318,568
35,782	Volvo AB – Class B	431,432

	Total Sweden	8,261,322

	Switzerland — 2.2%
100,685	ABB Ltd (Registered)	2,157,584
5,926	Holcim Ltd (Registered)	457,163
656,299	Nestle SA (Registered)	51,292,261
112,273	Novartis AG (Registered) *	11,482,620
9,021	Swatch Group AG	4,117,763
1,989	Swisscom AG (Registered)	1,140,148
11,914	Syngenta AG (Registered)	4,210,154
1,782	Zurich Insurance Group AG	569,900

	Total Switzerland	75,427,593

Shares	Description	Value ($)
	Taiwan — 0.7%
376,842	Acer Inc *	245,977
642,000	Advanced Semiconductor Engineering Inc	861,746
146,000	Asustek Computer Inc	1,515,116
1,194,000	AU Optronics Corp	625,380
197,000	Chunghwa Telecom Co Ltd	619,706
537,000	Compal Electronics Inc	416,067
134,000	Far EasTone Telecommunications Co Ltd	330,221
114,000	Formosa Plastics Corp	280,377
292,000	Foxconn Technology Co Ltd	749,302
2,186,000	Hon Hai Precision Industry Co Ltd	6,040,433
210,000	HTC Corp *	1,019,305
1,435,000	Innolux Display Corp	733,499
516,000	Inventec Co Ltd	394,510
306,000	Lite-On Technology Corp	387,644
47,000	MediaTek Inc	705,709
101,000	Novatek Microelectronics Corp Ltd	542,755
152,000	Pegatron Corp	415,933
90,000	Powertech Technology Inc	153,584
328,000	Quanta Computer Inc	825,880
72,000	Radiant Opto-Electronics Corp	236,175
104,000	Realtek Semiconductor Corp	324,872
354,000	Siliconware Precision Industries Co	622,963
26,000	Simplo Technology Co Ltd	128,682
212,000	Taiwan Cement Corp	289,197
530,000	Taiwan Semiconductor Manufacturing Co Ltd	2,528,672
251,000	Uni-President Enterprises Corp	420,233
1,384,000	United Microelectronics Corp	701,256
561,000	Wistron Corp	527,837
152,000	WPG Holdings Co Ltd	194,553

	Total Taiwan	22,837,584

	Thailand — 0.0%
92,100	PTT Exploration & Production Pcl (Foreign Registered)	321,425
109,900	PTT Pcl (Foreign Registered)	1,164,290

	Total Thailand	1,485,715

	Turkey — 0.2%
61,201	Arcelik AS	369,727
180,302	Enka Insaat ve Sanayi AS	368,508
324,581	Eregli Demir ve Celik Fabrikalari TAS	546,053
169,625	KOC Holding AS	791,474
37,230	Tupras-Turkiye Petrol Rafineriler AS	786,497
356,584	Turk Hava Yollari Anonim Ortakligi *	1,287,115
106,839	Turk Telekomunikasyon AS	311,010
151,943	Turkcell Iletisim Hizmetleri AS *	798,885

	Total Turkey	5,259,269

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United Kingdom — 8.7%
33,200	Aon Plc	3,331,952
1,258,997	AstraZeneca Plc	86,762,287
55,302	Aviva Plc	457,823
197,152	BAE Systems Plc	1,615,880
234,308	Balfour Beatty Plc	906,692
44,606	BG Group Plc	656,719
2,300,513	BP Plc	15,843,009
692,073	British American Tobacco Plc	40,349,258
245,242	BT Group Plc	1,719,468
16,103	Bunzl Plc	470,444
61,472	Burberry Group Plc	1,771,977
39,930	Cairn Energy Plc *	124,887
55,266	Carillion Plc	307,480
756,010	Centrica Plc	2,846,372
114,744	Cobham Plc	603,511
860,745	Compass Group Plc	15,263,743
244,489	Debenhams Plc	306,826
86,045	Dixons Carphone Plc	583,608
50,507	Drax Group Plc	321,890
286,920	FirstGroup Plc *	465,594
301,623	GlaxoSmithKline Plc	7,151,887
10,501	Halfords Group Plc	72,075
249,128	Home Retail Group Plc	777,876
10,139	Imperial Tobacco Group Plc	498,965
62,917	Inchcape Plc	713,475
49,342	Johnson Matthey Plc	2,589,863
166,725	J Sainsbury Plc	698,024
175,152	Kingfisher Plc	987,618
8,915	Ladbrokes Plc	16,276
672,528	Man Group Plc	1,982,183
200,540	Marks & Spencer Group Plc	1,558,487
10,895	Micro Focus International Plc	182,024
19,048	National Express Group Plc	83,425
82,285	Pearson Plc	1,800,254
332,940	Reckitt Benckiser Group Plc	30,051,778
471,968	Royal Dutch Shell Plc A Shares (London)	15,376,006
278,157	Royal Dutch Shell Plc B Shares (London)	9,427,804
68,209	RSA Insurance Group Plc *	450,842
199,058	Sage Group Plc (The)	1,486,788
56,631	Scottish & Southern Energy Plc	1,373,477
1,286,134	Tesco Plc	4,868,642
271,477	Thomas Cook Group Plc *	522,801
549,922	Unilever Plc CVA	24,255,254
2,026,178	Vodafone Group Plc	7,013,234
503,648	William Morrison Supermarket Plc	1,518,321
26,829	WPP Plc	633,873

	Total United Kingdom	290,800,672

	United States — 59.7%
343,018	3M Co.	57,849,986
559,300	Abbott Laboratories	26,494,041

Shares	Description	Value ($)
	United States — continued
315,347	Accenture Plc – Class A	28,390,690
39,100	ACE Ltd.	4,457,791
6,500	Affiliated Managers Group, Inc. *	1,406,730
52,700	Aflac, Inc.	3,280,575
49,100	Allergan, Inc.	11,427,534
49,600	Allstate Corp. (The)	3,501,760
104,100	American Express Co.	8,493,519
163,500	American International Group, Inc.	9,046,455
45,900	American Tower Corp.	4,550,526
21,600	Ameriprise Financial, Inc.	2,886,408
5,026	Amgen, Inc.	792,701
91,700	Amphenol Corp. – Class A	5,177,382
136,459	Analog Devices, Inc.	7,988,310
18,200	Apartment Investment & Management Co. – Class A	685,776
624,900	Apple, Inc.	80,274,654
8,200	Assurant, Inc.	502,414
15,500	AvalonBay Communities, Inc.	2,609,270
1,242,700	Bank of America Corp.	19,647,087
131,500	Bank of New York Mellon Corp. (The)	5,146,910
17,427	Baxter International, Inc.	1,205,077
85,000	BB&T Corp.	3,234,250
89,679	Becton, Dickinson and Co.	13,157,703
102,841	Bed Bath & Beyond, Inc. *	7,678,109
215,200	Berkshire Hathaway, Inc. – Class B *	31,722,632
41,138	Biogen Idec, Inc. *	16,849,713
14,900	BlackRock, Inc.	5,534,158
18,000	Boston Properties, Inc.	2,473,380
64,500	Capital One Financial Corp.	5,076,795
32,500	CBRE Group, Inc. – Class A *	1,113,450
3,900	CH Robinson Worldwide, Inc.	289,770
135,700	Charles Schwab Corp. (The)	3,981,438
102,900	Chevron Corp.	10,977,372
27,700	Chubb Corp. (The)	2,782,465
59,500	Church & Dwight Co., Inc.	5,065,830
17,200	Cincinnati Financial Corp.	907,472
1,847,024	Cisco Systems, Inc.	54,505,678
354,100	Citigroup, Inc.	18,561,922
85,100	Citrix Systems, Inc. *	5,418,742
37,100	CME Group, Inc.	3,559,003
2,068,342	Coca-Cola Co. (The)	89,559,209
263,930	Cognizant Technology Solutions Corp. – Class A *	16,491,666
444,610	Colgate-Palmolive Co.	31,487,280
21,400	Comerica, Inc.	979,692
131,500	Costco Wholesale Corp.	19,325,240
7,700	CR Bard, Inc.	1,302,378
39,200	Crown Castle International Corp.	3,383,352
29,900	CVS Caremark Corp.	3,105,713
286,326	Danaher Corp.	24,990,533

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United States — continued
52,800	Discover Financial Services	3,219,744
55,000	Dover Corp.	3,962,750
34,100	E*TRADE Financial Corp. *	887,794
321,738	eBay, Inc. *	18,631,848
6,690	Eli Lilly & Co.	469,437
668,100	EMC Corp.	19,334,814
316,248	Emerson Electric Co.	18,317,084
42,400	Equity Residential	3,266,072
7,500	Essex Property Trust, Inc.	1,668,225
47,742	Estee Lauder Cos , Inc. (The) – Class A	3,946,831
1,237,300	Express Scripts Holding Co. *	104,910,667
7,500	F5 Networks, Inc. *	885,863
96,600	Fifth Third Bancorp	1,870,176
46,100	Franklin Resources, Inc.	2,481,563
73,700	General Growth Properties, Inc.	2,138,037
61,800	Genuine Parts Co.	5,937,744
56,100	Genworth Financial, Inc. – Class A *	434,775
47,700	Goldman Sachs Group, Inc. (The)	9,052,983
152,210	Google, Inc. – Class A *	85,637,912
30,900	Google, Inc. – Class C *	17,254,560
50,200	Hartford Financial Services Group, Inc. (The)	2,056,192
53,800	HCP, Inc.	2,278,968
38,300	Health Care REIT, Inc.	2,953,313
6,400	Henry Schein, Inc. *	896,320
70,100	Honeywell International, Inc.	7,204,878
89,200	Host Hotels & Resorts, Inc.	1,873,200
54,300	Hudson City Bancorp, Inc.	529,968
77,391	Humana, Inc.	12,721,533
95,200	Huntington Bancshares, Inc.	1,041,488
205,367	Illinois Tool Works, Inc.	20,302,582
13,100	Intercontinental Exchange, Inc.	3,083,216
119,815	International Business Machines Corp.	19,402,841
102,031	Intuit, Inc.	9,961,287
11,100	Intuitive Surgical, Inc. *	5,550,000
50,400	Invesco Ltd.	2,029,608
22,400	Iron Mountain, Inc.	823,200
870,600	Johnson & Johnson	89,245,206
438,400	JPMorgan Chase & Co.	26,865,152
103,000	KeyCorp	1,434,790
48,300	Kimco Realty Corp.	1,269,324
11,800	Legg Mason, Inc.	675,786
36,600	Leucadia National Corp.	868,518
29,900	Lincoln National Corp.	1,723,436
26,300	Linear Technology Corp.	1,267,265
34,500	Loews Corp.	1,414,845
15,500	M&T Bank Corp.	1,875,500
16,400	Macerich Co. (The)	1,371,860
63,300	Marsh & McLennan Cos., Inc.	3,601,137
158,657	Mastercard, Inc. – Class A	14,299,755

Shares	Description	Value ($)
	United States — continued
18,143	Mattel, Inc.	477,524
170,324	McDonald’s Corp.	16,845,044
31,900	McGraw Hill Financial, Inc.	3,288,890
465,267	Medtronic Plc	36,100,067
132,900	MetLife, Inc.	6,755,307
1,337,400	Microsoft Corp.	58,644,990
221,510	Monsanto Co.	26,676,449
21,500	Moody’s Corp.	2,084,210
179,200	Morgan Stanley	6,413,568
13,900	NASDAQ OMX Group, Inc. (The)	697,224
47,300	Navient Corp.	1,012,220
291,497	Nike, Inc. – Class B	28,310,189
26,100	Northern Trust Corp.	1,822,563
2,070,982	Oracle Corp.	90,750,431
119,500	Paychex, Inc.	5,955,282
35,900	People’s United Financial, Inc.	543,167
127,266	PepsiCo, Inc.	12,596,789
1,069,300	Philip Morris International, Inc.	88,709,128
20,600	Plum Creek Timber Co., Inc.	894,864
62,100	PNC Financial Services Group, Inc. (The)	5,710,716
55,285	Precision Castparts Corp.	11,958,145
32,100	Principal Financial Group, Inc.	1,642,557
965,623	Procter & Gamble Co. (The)	82,203,486
62,500	Progressive Corp. (The)	1,665,625
58,300	Prologis, Inc.	2,489,993
53,900	Prudential Financial, Inc.	4,357,815
17,100	Public Storage	3,372,462
867,209	Qualcomm, Inc.	62,881,325
6,500	Ralph Lauren Corp.	893,165
163,900	Regions Financial Corp.	1,575,079
77,241	Reynolds American, Inc.	5,840,964
56,665	Rockwell Automation, Inc.	6,632,072
12,300	Ross Stores, Inc.	1,301,463
36,500	Simon Property Group, Inc.	6,948,140
115,774	St Jude Medical, Inc.	7,719,810
48,700	State Street Corp.	3,625,715
163,926	Stryker Corp.	15,531,988
61,500	SunTrust Banks, Inc.	2,521,500
21,010	Sysco Corp.	819,180
30,600	T. Rowe Price Group, Inc.	2,527,560
343,100	Teradata Corp. *	15,274,812
93,916	TJX Cos, Inc. (The)	6,446,394
15,000	Torchmark Corp.	798,750
39,200	Travelers Cos., Inc. (The)	4,211,648
336,308	UnitedHealth Group, Inc.	38,214,678
29,500	Unum Group	990,020
9,100	Urban Edge Properties *	217,854
210,400	US Bancorp	9,385,944
37,500	Ventas, Inc.	2,792,625
148,012	VF Corp.	11,346,600

See accompanying notes to the financial statements.	11

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)
		United States — continued
	20,400	Vornado Realty Trust	2,244,816
	339,015	Wal-Mart Stores, Inc.	28,453,529
	555,532	Wells Fargo & Co.	30,437,598
	61,200	Weyerhaeuser Co.	2,148,732
	27,100	WW Grainger, Inc.	6,420,261
	108,500	Xilinx, Inc.	4,597,145
	30,100	XL Group Plc	1,089,620
	68,528	Zimmer Holdings, Inc.	8,250,086
	23,900	Zions Bancorporation	638,967

		Total United States	2,007,017,333

		TOTAL COMMON STOCKS (COST $2,818,461,296)	2,997,029,076

		PREFERRED STOCKS — 0.7%

		Brazil — 0.1%
	52,200	Bradespar SA	243,617
	22,300	Cia Brasileira de Distribuicao	763,646
	19,600	Companhia Energetica de Sao Paulo – Class B	162,610
	251,700	Companhia Energetica de Minas Gerais	1,154,713
	204,600	Gerdau SA	733,538
	34,700	Metalurgica Gerdau SA	136,597
	60,900	Telefonica Brasil SA	1,137,497

		Total Brazil	4,332,218

		Germany — 0.2%
	31,801	Porsche Automobil Holding SE	2,945,739
	10,220	Volkswagen AG	2,579,596

		Total Germany	5,525,335

		Russia — 0.1%
	4,690,010	Surgutneftegaz OJSC *	2,934,160
	356	Transneft *	794,768

		Total Russia	3,728,928

		South Korea — 0.3%
	4,636	Hyundai Motor Co	479,185
	8,432	Samsung Electronics Co Ltd	8,062,311

		Total South Korea	8,541,496

		TOTAL PREFERRED STOCKS (COST $21,421,582)	22,127,977

		SHORT-TERM INVESTMENTS — 9.6%

		Time Deposits — 0.1%
AUD	52,179	Barclays (London) Time Deposit, 1.44%, due 03/02/15	40,772
EUR	265,484	Barclays (London) Time Deposit, (0.17)%, due 03/02/15	297,091

Par Value ($)		Description	Value ($)
		Time Deposits — continued
HKD	80,886	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/02/15	10,429
NOK	268,185	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.39%, due 03/02/15	34,984
USD	3,681,162	Standard Chartered Bank Ltd (Hong Kong) Time Deposit, 0.06%, due 03/02/15	3,681,162
JPY	3,166,014	Sumitomo (Tokyo) Time Deposit, 0.01%, due 03/02/15	26,466

		Total Time Deposits	4,090,904

		U.S. Government — 9.5%
	20,000,000	U.S. Treasury Bill, 0.03%, due 07/30/15 (a)	19,997,300
	50,000,000	U.S. Treasury Bill, 0.07%, due 08/20/15 (a)	49,984,550
	80,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (a)	79,984,880
	25,000,000	U.S. Treasury Bill, 0.02%, due 06/11/15 (a)	24,998,425
	144,399,000	U.S. Treasury Bill, 0.02%, due 05/28/15 (a) (b)	144,392,935

		Total U.S. Government	319,358,090

		TOTAL SHORT-TERM INVESTMENTS (COST $323,423,603)	323,448,994

		TOTAL INVESTMENTS — 99.5% (Cost $3,163,306,481)	3,342,606,047
		Other Assets and Liabilities (net) — 0.5%	17,476,579

		TOTAL NET ASSETS — 100.0%	$3,360,082,626

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
3,115	Russell 2000 Mini	March 2015	$383,643,400	$(24,218,865)
1,692	S&P 400 E-Mini Index	March 2015	254,578,320	(15,784,280)
20,593	S&P 500 E-Mini Index	March 2015	2,165,148,020	(81,090,930)

			$2,803,369,740	$(121,094,075)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

12	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 87.

See accompanying notes to the financial statements.	13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

Class III shares of GMO Benchmark-Free Allocation Fund returned +4.71% for the fiscal year ended February 28, 2015, as compared with +0.01% for the CPI.

The Fund’s exposures to U.S. quality equities, developed rates positions (driven primarily by euro and Japanese yen positions), and select fundamentally researched U.S. equity holdings were the biggest drivers of the positive relative performance. The Fund’s exposure to European value equities and the investment in GMO Alpha Only Fund detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

14

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Benchmark-Free Allocation Fund Class III Shares and the Consumer Price Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .13% on the purchase and .13% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

Prior to January 1, 2012, the Fund served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cashlike benchmark. The returns shown for periods prior to January 1, 2012 are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	49.1%
Short-Term Investments	26.1
Debt Obligations	20.3
Futures Contracts	6.4
Options Purchased	2.5
Preferred Stocks	1.7
Swap Contracts	0.3
Forward Currency Contracts	0.2
Rights/Warrants	0.1
Loan Participations	0.1
Investment Funds	0.1
Loan Assignments	0.0 ^
Written/Credit Linked Options	(0.8)
Securities Sold Short	(3.0)
Other	(3.1)

100.0%

Country/Region Summary**	% of Investments
Emerging***	42.1%
United States	40.7
Australia	10.2
Denmark	6.8
New Zealand	5.2
France	4.3
Germany	3.0
Hong Kong	1.8
Spain	1.2
Italy	1.2
Netherlands	1.2
Norway	0.5
United Kingdom	0.5
Canada	0.4
Israel	0.3
Sweden	0.3
Belgium	0.2
Finland	0.1
Ireland	0.1
Singapore	0.1
Portugal	0.1
Austria	0.1
Switzerland	(2.0)
Japan	(18.4)

100.0%

(a)	GMO Implementation Fund is a 100% owned subsidiary of Benchmark-Free Allocation Fund. As such, the holdings of GMO Implementation Fund have been included with Benchmark-Free Allocation Fund. Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Congo, Costa Rica, Croatia, Dominican Republic, Ecuador, Greece, Hungary, Indonesia, Iraq, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, Philippines, Russia, Serbia, South Africa, Sri Lanka, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, and Vietnam.

^	Rounds to 0.0%.

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	COMMON STOCKS (a) — 42.9%

	Australia — 0.1%
494,397	Origin Energy Ltd	4,709,910
416,228	Woodside Petroleum Ltd	11,424,482

	Total Australia	16,134,392

	Austria — 0.1%
201,716	OMV AG	5,802,553
132,496	Voestalpine AG	5,172,881

	Total Austria	10,975,434

	Belgium — 0.1%
226,123	Belgacom SA	8,493,144
166,312	Delhaize Group	14,932,356

	Total Belgium	23,425,500

	Brazil — 0.4%
216,700	Aes Tiete SA	1,044,760
2,196,600	Banco do Brasil SA	18,439,291
457,300	Banco Santander Brasil SA	2,279,173
1,180,000	Centrais Electrical Brasileiras SA	2,235,147
623,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,675,700
348,200	Cia de Saneamento de Minas Gerais-COPASA	2,466,431
1,003,000	Companhia de Saneamento Basico do Estado de Sao Paulo	5,984,958
1,621,100	Companhia Siderurgica Nacional SA	2,942,356
244,600	Companhia Siderurgica Nacional SA Sponsored ADR	435,388
470,100	CPFL Energia SA	3,080,381
84,300	CPFL Energia SA ADR	1,100,958
974,700	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,977,550
661,167	Duratex SA	1,769,140
1,381,700	EDP-Energias Do Brasil SA	4,385,146
249,300	Equatorial Energia SA	2,435,436
178,700	Grupo BTG Pactual	1,714,111
381,900	Klabin SA	2,153,883
734,800	Light SA	3,615,395
1,019,600	MRV Engenharia e Participacoes SA	2,445,829
225,600	Natura Cosmeticos SA	2,232,346
54,980	Oi SA Sponsored ADR *	114,908
849,600	Tim Participacoes SA	3,575,966
438,100	Tractebel Energia SA	5,159,582
624,500	Transmissora Alianca de Energia Eletrica SA	4,608,518

	Total Brazil	81,872,353

Shares	Description	Value ($)

	Canada — 0.5%
202,800	Canadian Natural Resources Ltd	5,898,574
499,500	Canadian Oil Sands Ltd	4,479,158
467,360	Catamaran Corp *	23,344,632
256,900	Cenovus Energy Inc	4,432,712
108,800	Husky Energy Inc	2,444,758
68,000	Imperial Oil Ltd	2,624,046
636,200	Suncor Energy Inc	19,099,741
1,837,873	Talisman Energy Inc	14,298,652
109,192	Valeant Pharmaceuticals International Inc *	21,563,236

	Total Canada	98,185,509

	Chile — 0.0%
10,741,574	Enersis SA	3,526,410
117,900	Enersis SA Sponsored ADR	1,939,455
182,751	ENTEL Chile SA	1,939,711

	Total Chile	7,405,576

	China — 2.4%
1,780,500	Anhui Conch Cement Co Ltd – Class H	6,058,257
7,810,000	Bank of China Ltd – Class H	4,501,696
3,059,000	BBMG Corp – Class H	2,702,179
9,989,000	Belle International Holdings Ltd	10,851,326
7,477,000	China Coal Energy Co Ltd – Class H	4,029,039
12,391,000	China Communications Construction Co Ltd – Class H	15,167,728
3,668,000	China Communications Services Corp Ltd –Class H	1,688,200
5,980,000	China Construction Bank – Class H	4,979,647
10,466,000	China Mobile Ltd	142,429,594
11,368,000	China National Building Material Co Ltd – Class H	11,130,419
51,854,000	China Petroleum & Chemical Corp – Class H	43,405,124
6,780,000	China Railway Construction Corp Ltd – Class H	8,258,953
10,160,000	China Railway Group Ltd – Class H	8,280,734
1,472,000	China Resources Enterprise Ltd	3,078,573
2,604,000	China Resources Power Holdings Co Ltd	6,856,383
4,025,000	China Shanshui Cement Group Ltd	2,250,666
10,808,500	China Shenhua Energy Co Ltd – Class H	28,363,604
31,200,000	China Telecom Corp Ltd – Class H	20,171,095
3,600,000	China Unicom Hong Kong Ltd	6,099,047
36,001,000	CNOOC Ltd	51,506,770
2,410,000	Cosco Pacific Ltd	3,479,552
6,050,000	Datang International Power Generation Co Ltd – Class H	3,025,981
7,466,000	Dongfeng Motor Group Co Ltd – Class H	11,862,848
2,627,500	Fosun International Ltd	4,251,491
12,650,000	Geely Automobile Holdings Ltd	5,653,569
15,369,000	GOME Electrical Appliances Holdings Ltd	2,097,395

See accompanying notes to the financial statements.	17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	China — continued
3,654,000	Huabao International Holdings Ltd	2,770,249
7,950,000	Huaneng Power International Inc – Class H	10,042,153
7,125,000	Industrial and Commercial Bank of China Ltd – Class H	5,234,127
2,390,000	Jiangsu Expressway Co Ltd	2,936,948
4,250,000	Kunlun Energy Co Ltd	4,186,646
43,642,000	PetroChina Co Ltd – Class H	50,822,712
6,182,000	Shanghai Electric Group Co Ltd – Class H	3,647,889
763,000	Shanghai Industrial Holdings Ltd	2,307,121
2,090,000	Shenzhen International Holdings Ltd	2,921,552
1,534,000	Sinopec Engineering Group Co Ltd – Class H	1,242,892
1,358,000	Skyworth Digital Holdings Ltd	967,339
770,000	Weichai Power Co Ltd – Class H	3,140,560
6,112,000	Yanzhou Coal Mining Co Ltd – Class H	5,039,630
2,146,000	Zhejiang Expressway Co Ltd – Class H	2,626,900
11,700,000	Zijin Mining Group Co Ltd – Class H	3,483,042

	Total China	513,549,630

	Colombia — 0.0%
3,828,940	Ecopetrol SA	3,193,368

	Czech Republic — 0.1%
692,283	CEZ AS	17,468,975

	Denmark — 0.1%
6,445	AP Moeller – Maersk A/S	14,815,957
62,864	Carlsberg A/S	5,374,176
248,290	TDC A/S	1,961,623

	Total Denmark	22,151,756

	Egypt — 0.0%
1,156,310	Al Ezz Steel Rebars SAE *	2,354,160
8,694,144	Orascom Telecom Media and Technology Holding SAE *	1,371,718
706,953	Telecom Egypt Co	1,077,465

	Total Egypt	4,803,343

	Finland — 0.1%
282,160	Fortum Oyj	6,418,697
29,059	Kesko Oyj – B Shares	1,150,116
9,891	Metso Oyj	318,206
342,167	Nokia Oyj	2,749,715
305,577	UPM – Kymmene Oyj	5,732,365

	Total Finland	16,369,099

	France — 2.2%
186,434	Bouygues SA	7,383,210
40,561	Casino Guichard-Perrachon SA	3,811,411
25,694	Christian Dior SA	4,970,011

Shares	Description	Value ($)

	France — continued
214,818	Compagnie de Saint-Gobain	9,648,054
158,318	Compagnie Generale des Etablissements Michelin	15,199,537
1,723,167	GDF Suez	38,233,991
2,025	LVMH Moet Hennessy Louis Vuitton SA	370,258
2,912,373	Orange	53,117,027
308,864	Peugeot SA *	5,159,719
819,395	Renault SA	78,575,436
204,070	Rexel SA	3,982,106
363,062	Sanofi	35,510,511
136,040	Schneider Electric SA	10,930,741
197,773	Suez Environnement Co	3,522,407
2,779,411	Total SA	149,322,914
209,007	Veolia Environnement SA	4,067,761
184,642	Vinci SA	10,930,394
1,864,738	Vivendi SA	45,397,946

	Total France	480,133,434

	Germany — 1.2%
18,855	Axel Springer SE	1,217,115
637,737	BASF SE	61,107,592
261,488	Bayerische Motoren Werke AG	33,050,479
40,251	Bilfinger SE	2,395,951
535,436	Daimler AG	51,863,807
22,647	Deutsche Lufthansa AG (Registered)	331,586
1,618,017	Deutsche Telekom AG (Registered)	30,211,807
2,674,361	E.ON AG	43,240,780
32,118	Fresenius Medical Care AG & Co	2,628,904
204,232	K+S AG (Registered)	6,591,721
77,918	Metro AG	2,606,407
91,909	ProSiebenSat.1 Media AG (Registered)	4,509,994
636,752	RWE AG	17,802,642
3,517	Siemens AG (Registered)	393,142
19,451	Volkswagen AG	4,820,754

	Total Germany	262,772,681

	Greece — 0.0%
443,506	Hellenic Telecommunications Organization SA	4,407,206
467,953	OPAP SA	4,318,598

	Total Greece	8,725,804

	Hungary — 0.0%
1,445,293	Magyar Telekom Telecommunications Plc *	2,044,052
48,857	MOL Hungarian Oil and Gas Plc	2,163,186
273,908	OTP Bank Plc	4,331,581

	Total Hungary	8,538,819

18	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	India — 0.4%
1,734,244	Bharat Heavy Electricals Ltd	7,604,568
1,529,659	Cairn India Ltd	6,216,505
1,161,855	Coal India Ltd *	7,406,156
812,779	GAIL India Ltd	5,366,569
382,633	Hindustan Petroleum Corp Ltd	3,750,351
198,364	Infosys Ltd	7,281,023
1,215,365	Jindal Steel & Power Ltd	3,801,929
3,651,255	NTPC Ltd	9,403,578
1,656,253	Oil & Natural Gas Corp Ltd	8,690,562
701,803	Reliance Energy Ltd	5,405,139
368,389	Reliance Industries Ltd	5,126,830
535,233	Tata Motors Ltd	4,980,350
11,884	Tata Motors Ltd – Class A	68,977
156,700	Tata Motors Ltd Sponsored ADR	7,712,774
552,001	Tata Steel Ltd	3,143,842

	Total India	85,959,153

	Indonesia — 0.2%
26,824,700	Adaro Energy Tbk PT	1,989,702
19,278,600	Astra International Tbk PT	11,693,123
1,611,800	Indo Tambangraya Megah Tbk PT	2,104,938
12,524,200	Perusahaan Gas Negara Persero Tbk PT	5,030,864
66,628,000	Telekomunikasi Indonesia Persero Tbk PT	15,108,038
34,800	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,569,480
1,003,400	United Tractors Tbk PT	1,610,049

	Total Indonesia	39,106,194

	Ireland — 0.0%
226,170	CRH Plc	6,403,834

	Israel — 0.1%
259,400	Check Point Software Technologies Ltd *	21,657,306

	Italy — 0.6%
7,473,537	Enel SPA	34,451,173
3,272,529	ENI SPA	60,998,342
171,050	Fiat Chrysler Automobiles NV *	2,640,580
378,851	Finmeccanica SPA *	4,587,848
1,042,051	Mediaset SPA *	4,800,508
16,831,722	Telecom Italia SPA *	20,115,529
11,931,190	Telecom Italia SPA-Di RISP	11,707,537

	Total Italy	139,301,517

	Japan — 3.1%
326,000	Aeon Co Ltd	3,491,530
115,100	Aisin Seiki Co Ltd	4,243,299

509,000	Asahi Glass Co Ltd	3,213,385
328,000	Asahi Kasei Corp	3,390,461

Shares	Description	Value ($)
	Japan — continued
8,700	Asatsu-DK Inc.	238,011
7,200	Bridgestone Corp	276,198
13,600	Brother Industries Ltd	229,269
361,822	Canon Inc	11,768,488
25,600	Central Japan Railway Co	4,763,361
151,700	Daihatsu Motor Co Ltd	2,170,962
168,500	Daiichi Sankyo Co Ltd.	2,639,580
31,400	Daito Trust Construction Co Ltd	3,403,828
30,400	FamilyMart Co Ltd	1,373,347
192,922	FujiFilm Holdings Corp	6,642,434
488,927	Honda Motor Co Ltd	16,171,359
1,247,192	Inpex Corp	14,741,695
192,437	IT Holdings Corp	3,383,901
2,145,900	Itochu Corp	24,033,029
83,000	Japan Airlines Co Ltd	2,556,142
1,118,789	Japan Tobacco Inc.	35,315,751
180,480	K’s Holdings Corp	5,571,817
1,395,000	Kawasaki Kisen Kaisha Ltd	4,251,531
155,800	KDDI Corp	10,812,741
17,100	Kirin Holdings Co Ltd.	223,650
18,600	Kuraray Co Ltd	256,088
791,680	Kyocera Corp	40,055,028
2,330,500	Marubeni Corp	14,329,011
251,004	Medipal Holdings Corp	3,198,963
888,700	Mitsubishi Chemical Holdings Corp	4,954,365
1,437,269	Mitsubishi Corp	28,721,982
1,522,374	Mitsui & Co Ltd	21,167,517
655,743	Nippon Telegraph & Telephone Corp	40,871,394
12,548,828	Nissan Motor Co Ltd	132,206,181
1,395,929	NTT Docomo Inc	24,818,552
819,000	Osaka Gas Co Ltd	3,378,430
133,200	Otsuka Holdings Co Ltd	3,993,407
262,700	Ricoh Co Ltd	2,610,808
121,000	Sekisui Chemical Co Ltd	1,552,355
18,600	Sekisui House Ltd	250,471
28,700	Shimamura Co Ltd	2,783,162
3,853,500	Sojitz Corp	5,895,180
1,505,700	Sumitomo Corp	16,562,329
198,000	Sumitomo Metal Mining Co Ltd	3,128,978
149,800	Sumitomo Rubber Industries	2,593,005
54,352	Suzuken Co Ltd	1,717,399
166,326	Takeda Pharmaceutical Co., Ltd	8,518,692
1,695,164	Tokyo Electron Ltd (c)	127,809,958
307,200	Toyota Tsusho Corp	8,517,106
506,000	UNY Co Ltd	2,923,833
1,490,067	Yamada Denki Co Ltd	6,469,138

	Total Japan	674,189,101

See accompanying notes to the financial statements.	19

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	Malaysia — 0.0%
766,500	Petronas Chemicals Group Bhd	1,162,627

	Mexico — 0.2%
30,164,900	America Movil SAB de CV – Class L	32,291,750
703,400	America Movil SAB de CV ADR	15,038,692

	Total Mexico	47,330,442

	Netherlands — 0.2%
17,335	Heineken Holding NV	1,203,748
807,266	Koninklijke Ahold NV	15,128,464
1,978,163	Koninklijke KPN NV	6,742,507
350,342	PostNL NV *	1,561,610
85,275	SNS REAAL NV * (b)	—
156,228	Unilever NV	6,789,473
166,620	Wolters Kluwer NV	5,395,773

	Total Netherlands	36,821,575

	Norway — 0.3%
42,362	Orkla ASA	332,331
1,494,367	Statoil ASA	28,071,867
567,526	Telenor ASA	11,374,174
243,077	Yara International ASA	13,370,014

	Total Norway	53,148,386

	Philippines — 0.0%
83,290	Philippine Long Distance Telephone Co	5,980,771

	Poland — 0.2%
102,225	Asseco Poland SA	1,491,289
761,085	KGHM Polska Miedz SA	24,795,545
1,049,595	Orange Polska SA	2,789,183
2,255,106	PGE SA	12,609,403
473,202	Polski Koncern Naftowy Orlen SA	6,965,025
678,386	Tauron Polska Energia SA	896,387

	Total Poland	49,546,832

	Portugal — 0.0%
1,919,551	EDP-Energias de Portugal SA	7,566,495

	Qatar — 0.0%
549	Industries Qatar QSC	23,321

	Russia — 2.5%
77,035	Bashneft OAO – Class S *	2,086,115
82,432	Gazprom Neft JSC Sponsored ADR	1,157,589
19,712,360	Gazprom OAO Sponsored ADR	98,109,401
7,655,973	Lukoil OAO Sponsored ADR	369,420,396
3,574,461	Rosneft OJSC GDR (Registered)	15,381,449
2,131,094	Sberbank Sponsored ADR	10,777,582

Shares	Description	Value ($)

	Russia — continued
397,288	Severstal PAO GDR (Registered)	4,463,878
8,585,088	Surgutneftegas OAO *	4,860,731
2,530,351	Surgutneftegas Sponsored ADR *	14,023,152
431,263	Tatneft Sponsored ADR *	13,596,802

	Total Russia	533,877,095

	South Africa — 0.5%
2,691,606	African Bank Investments Ltd * (b)	231
310,836	Bidvest Group Ltd (The)	8,576,207
230,841	Foschini Group Ltd (The)	3,273,138
1,023,563	Gold Fields Ltd	4,745,004
250,333	Imperial Holdings Ltd	4,217,352
188,625	Kumba Iron Ore Ltd	3,700,896
1,844,435	MTN Group Ltd	32,664,787
712,260	Sasol Ltd	25,711,091
1,647	Sasol Ltd Sponsored ADR	60,000
324,950	Sibanye Gold Ltd	858,028
538,987	Telkom SA SOC Ltd *	3,795,246
162,966	Tiger Brands Ltd	4,846,895
718,204	Truworths International Ltd	5,471,983
692,746	Vodacom Group Ltd	8,060,760
187,952	Wilson Bayly Holmes-Ovcon Ltd	1,843,142

	Total South Africa	107,824,760

	South Korea — 3.5%
174,418	BS Financial Group Inc	2,370,260
63,279	CJ E & M Corp *	2,818,524
95,844	Daelim Industrial Co Ltd	5,655,591
58,498	Dongbu Insurance Co Ltd	2,821,425
118,542	GS Holdings	4,773,072
264,259	Hana Financial Group Inc	7,239,880
107,136	Hankook Tire Co Ltd	4,690,592
75,005	Hankook Tire WorldwideCo Ltd	1,619,593
119,470	Hanwha Corp	3,333,608
24,931	Hyundai Department Store Co Ltd	3,041,439
125,099	Hyundai Engineering & Construction	5,626,119
86,865	Hyundai Heavy Industries Co Ltd	9,483,336
81,286	Hyundai Marine & Fire Insurance Co Ltd	2,018,655
164,128	Hyundai Mobis	37,313,076
289,050	Hyundai Motor Co	42,257,671
79,443	Hyundai Steel Co	4,853,506
26,679	Hyundai Wia Corp	3,413,255
318,218	Industrial Bank of Korea	3,912,524
169,611	KB Financial Group Inc	6,038,163
755,764	Kia Motors Corp	31,312,789
8,641	Korea Zinc Co Ltd	3,221,745
323,070	KT Corp	9,039,339
10,400	KT Corp Sponsored ADR	145,704
123,936	KT&G Corp	9,029,221

20	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	South Korea — continued
109,208	LF Corp	3,135,940
56,829	LG Chem Ltd	11,897,353
416,527	LG Display Co Ltd	12,932,423
197,184	LG Electronics Inc	11,106,871
111,583	LG International Corp	3,771,267
59,347	LIG Insurance Co Ltd	1,297,652
17,638	Lotte Chemical Corp	3,059,333
21,879	Lotte Shopping Co Ltd	4,985,259
86,583	Meritz Fire & Marine Insurance Co Ltd	1,034,081
81,274	POSCO	19,799,742
37,279	S-Oil Corp	2,196,825
2,626	Samsung Electronics Co Ltd GDR (Registered)	1,627,176
60,423	Samsung Engineering Co Ltd *	2,310,131
311,213	Samsung Heavy Industries Co Ltd	5,579,185
341,506	Samsung Electronics Co Ltd	422,376,523
186,060	Shinhan Financial Group Co Ltd	7,411,705
56,926	SK Holdings Co Ltd	9,649,838
182,156	SK Innovation Co Ltd	17,139,486
57,798	SK Telecom Co Ltd	15,168,586
22,100	SK Telecom Co Ltd ADR	642,447
218,228	Sungwoo Hitech Co Ltd	2,454,754

	Total South Korea	765,605,664

	Spain — 0.9%
67,375	ACS Actividades de Construccion y Servicios SA	2,498,529
94,157	Enagas	2,885,475
135,273	Endesa SA	2,730,474
239,538	Gas Natural SDG SA	5,779,664
4,125,948	Iberdrola SA	28,159,159
4,443,367	Jazztel Plc *	62,108,944
1,217,922	Repsol SA	23,483,955
4,098,024	Telefonica SA	63,663,523

	Total Spain	191,309,723

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	46,268

	Sweden — 0.2%
686,161	Ericsson LM – Class B	8,861,129
31,750	Sandvik AB	355,867
144,641	Securitas AB – Class B	2,057,513
165,876	Skanska AB – Class B	4,134,668
115,616	SKF AB – B Shares	2,909,854
273,314	Tele2 AB – B Shares	3,206,520
2,780,020	TeliaSonera AB	17,654,518

	Total Sweden	39,180,069

Shares	Description	Value ($)

	Switzerland — 0.2%
371,376	ABB Ltd (Registered)	7,958,235
56,885	Holcim Ltd (Registered)	4,388,410
153,160	Nestle SA (Registered)	11,970,029
3,348	Novartis AG (Registered)	342,414
13,573	Swisscom AG (Registered)	7,780,400
31	Zurich Insurance Group AG	9,914

	Total Switzerland	32,449,402

	Taiwan — 1.4%
5,059,390	Acer Inc *	3,302,420
5,699,000	Advanced Semiconductor Engineering Inc	7,649,672
2,177,000	Asustek Computer Inc	22,591,821
1,638,000	Chipbond Technology Corp	3,170,772
716,278	Chong Hong Construction Co Ltd	1,478,268
3,813,470	Chunghwa Telecom Co Ltd	11,996,088
500	Chunghwa Telecom Co Ltd ADR	15,730
12,537,000	Compal Electronics Inc	9,713,644
1,766,000	Coretronic Corp	2,715,280
4,909,371	E.Sun Financial Holding Co Ltd	3,059,793
2,757,000	Far Eastern New Century Corp	2,857,881
1,590,000	Far EasTone Telecommunications Co Ltd	3,918,288
2,533,750	Foxconn Technology Co Ltd	6,501,857
1,393,500	Highwealth Construction Corp	2,962,734
22,566,120	Hon Hai Precision Industry Co Ltd	62,355,485
2,448,000	HTC Corp *	11,882,186
8,664,000	Innolux Corp	4,428,590
2,613,000	Inventec Corp	1,997,778
5,534,628	Lite-On Technology Corp	7,011,315
274,222	Makalot Industrial Co Ltd	1,708,616
949,000	Novatek Microelectronics Corp Ltd	5,099,743
4,378,000	Pegatron Corp	11,979,949
483,000	Phison Electronics Corp	3,651,917
3,218,000	Pou Chen Corp	4,625,297
2,856,808	Powertech Technology Inc	4,875,101
5,452,000	Quanta Computer Inc	13,727,737
1,801,020	Radiant Opto-Electronics Corp	5,907,712
1,158,330	Realtek Semiconductor Corp	3,618,358
865,000	Simplo Technology Co Ltd	4,281,162
2,172,000	Synnex Technology International Corp	3,162,697
3,057,000	Taiwan Cement Corp	4,170,172
586,000	Taiwan Mobile Co Ltd	2,002,944
1,178,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	28,911,058
984,000	TPK Holding Co Ltd	7,082,441
1,940,000	Tripod Technology Corp	4,267,837
4,057,000	Unimicron Technology Corp	2,723,800
14,579,000	United Microelectronics Corp	7,386,993
8,886,909	Wistron Corp	8,361,563

See accompanying notes to the financial statements.	21

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	Taiwan — continued
2,422,000	WPG Holdings Co Ltd	3,100,039
500,000	Yungtay Engineering Co Ltd	1,157,758

	Total Taiwan	301,412,496

	Thailand — 0.2%
1,392,700	Bangchak Petroleum Pcl (Foreign Registered)	1,452,398
8,340,500	Bangkok Dusit Medical Services Pcl (Foreign Registered)	5,544,785
8,463,900	Banpu Pcl (Foreign Registered)	7,920,225
1,805,800	PTT Exploration & Production Pcl (Foreign Registered)	6,302,161
767,800	PTT Global Chemical Pcl (Foreign Registered)	1,329,305
1,928,300	PTT Pcl (Foreign Registered)	20,428,586
1,115,200	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	2,121,331
2,848,100	Thai Oil Pcl (Foreign Registered)	4,620,252
1,353,200	Thanachart Capital Pcl (Foreign Registered)	1,464,789

	Total Thailand	51,183,832

	Turkey — 0.6%
2,237,215	Akbank TAS	7,319,666
692,266	Arcelik AS	4,182,109
4,468,315	Asya Katilim Bankasi AS *	1,149,365
1,769,654	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,988,377
1,046,766	Eregli Demir ve Celik Fabrikalari TAS	1,761,007
1,046,199	Gubre Fabrikalari TAS	2,623,000
514,517	Haci Omer Sabanci Holding AS	1,988,335
1,908,051	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	1,372,763
2,379,172	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	1,728,082
1,611,175	KOC Holding AS	7,517,771
501,797	Koza Altin Isletmeleri AS	4,449,123
1,809,473	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,217,250
1,403,194	Tekfen Holding AS *	3,105,237
408,525	Tupras-Turkiye Petrol Rafineriler AS	8,630,238
2,099,510	Turk Hava Yollari *	7,578,330
2,049,208	Turk Telekomunikasyon AS	5,965,272
2,567,043	Turkcell Iletisim Hizmetleri AS *	13,496,967
4,400	Turkcell Iletisim Hizmetleri AS ADR *	57,948
464,737	Turkiye Garanti Bankasi AS	1,664,182
1,475,117	Turkiye Halk Bankasi AS	8,795,997
7,711,117	Turkiye IS Bankasi – Class C	19,363,661
1,317,215	Turkiye Sise ve Cam Fabrikalari AS	1,941,987
3,990,952	Turkiye Vakiflar Bankasi TAO – Class D	8,382,736
4,010,151	Yapi ve Kredi Bankasi AS	7,427,138

	Total Turkey	123,706,541

Shares	Description	Value ($)

	United Kingdom — 4.4%
83,864	Aggreko Plc	2,206,151
1,561,990	AstraZeneca Plc	107,642,682
1,489,996	BAE Systems Plc	12,212,172
825,703	Balfour Beatty Plc	3,195,188
44,182	Berkeley Group Holdings Plc	1,780,820
525,047	BG Group Plc	7,730,097
16,192,064	BP Plc	111,510,285
409,040	British American Tobacco Plc	23,847,858
1,795,005	BT Group Plc	12,585,334
269,665	Carillion Plc	1,500,319
3,159,771	Catlin Group Ltd	33,363,829
5,777,358	Centrica Plc	21,751,706
518,681	Cobham Plc	2,728,070
484,075	Compass Group Plc	8,584,187
1,615,332	CSR Plc	21,563,064
1,406,788	Debenhams Plc	1,765,472
2,045,521	GlaxoSmithKline Plc	48,502,028
1,652,152	Home Retail Group Plc	5,158,668
85,571	Imperial Tobacco Group Plc	4,211,153
273,913	Inchcape Plc	3,106,156
1,378,727	J Sainsbury Plc	5,772,290
1,915,753	Kingfisher Plc	10,802,233
1,493,665	Ladbrokes Plc	2,727,036
3,654,716	Man Group Plc	10,771,761
1,570,666	Marks & Spencer Group Plc	12,206,355
382,664	Meggitt Plc	3,212,665
93,830	Micro Focus International Plc	1,567,623
742,203	Pearson Plc	16,238,131
152,858	Persimmon Plc	4,150,649
255,118	Reckitt Benckiser Group Plc	23,027,421
5,707,016	Rexam Plc	48,953,404
3,944,527	Royal Dutch Shell Plc A Shares (London)	128,506,740
2,240,853	Royal Dutch Shell Plc B Shares (London)	75,951,062
489,410	Royal Mail Plc	3,172,683
545,176	Sage Group Plc (The)	4,071,988
329,019	Scottish & Southern Energy Plc	7,979,732
265,984	Smiths Group Plc	4,731,661
21,643	Spectris Plc	726,748
63,195	Synergy Health Plc	2,077,206
263,351	Tate & Lyle Plc	2,410,465
10,857,909	Tesco Plc	41,102,435
387,416	Unilever Plc	17,087,650
18,172,484	Vodafone Group Plc	62,900,607
391,817	William Hill Plc	2,281,871
4,412,013	WM Morrison Supermarkets Plc	13,300,660
276,926	WPP Plc	6,542,764

	Total United Kingdom	947,219,079

22	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	United States — 15.9%
371,606	3M Co.	62,671,352
830,500	Abbott Laboratories	39,340,785
249,717	Accenture Plc – Class A	22,482,022
599,176	Allergan, Inc. (c)	139,452,222
541	Alliance Data Systems Corp. *	150,674
1,898,144	Amazon.com, Inc. *	721,598,423
156,800	American Express Co.	12,793,312
60,800	Ametek, Inc.	3,230,912
76,000	Amphenol Corp. – Class A	4,290,960
132,345	Analog Devices, Inc.	7,747,476
248,842	Apple, Inc.	31,966,243
950,561	Baker Hughes, Inc.	59,419,568
82,504	Baxter International, Inc.	5,705,152
97,508	Becton, Dickinson and Co.	14,306,374
147,200	Bed Bath & Beyond, Inc. *	10,989,952
20,400	Biogen Idec, Inc. *	8,355,636
53,500	CH Robinson Worldwide, Inc.	3,975,050
198,000	Chevron Corp.	21,122,640
61,900	Church & Dwight Co., Inc.	5,270,166
1,453,189	Cisco Systems, Inc.	42,883,607
90,800	Citrix Systems, Inc. *	5,781,690
918,747	City National Corp.	83,027,166
2,232,503	Coca-Cola Co. (The)	96,667,380
249,968	Cognizant Technology Solutions Corp. – Class A *	15,619,250
490,519	Colgate-Palmolive Co.	34,738,556
120,800	Costco Wholesale Corp.	17,752,768
242,402	Covisint Corp. *	606,005
28,100	CR Bard, Inc.	4,752,834
424,302	Danaher Corp.	37,033,079
1,578,534	DIRECTV * (c)	139,858,112
104,800	eBay, Inc. *	6,068,968
4,700	Edwards Lifesciences Corp. *	625,194
770,300	EMC Corp.	22,292,482
214,257	Emerson Electric Co.	12,409,765
169,044	Endo International Plc *	14,470,166
7,500	Estee Lauder Cos., Inc. (The) – Class A	620,025
74,200	Expeditors International of Washington, Inc.	3,583,860
2,356,236	Express Scripts Holding Co. *	199,785,250
29,500	F5 Networks, Inc. *	3,484,392
12,500	Fastenal Co.	519,375
47,900	Genuine Parts Co.	4,602,232
157,016	Google, Inc. – Class A *	88,341,912
600	Google, Inc. – Class C *	335,040
38,100	Henry Schein, Inc. *	5,335,905
5,600	Hershey Co. (The)	581,168
57,800	Honeywell International, Inc.	5,940,684

Shares	Description	Value ($)

	United States — continued
11,000	Hormel Foods Corp.	643,610
281,092	Hospira, Inc. *	24,606,794
7,233,493	Hudson City Bancorp, Inc. (c)	70,598,892
48,063	Humana, Inc.	7,900,596
223,136	Illinois Tool Works, Inc.	22,059,225
98,999	International Business Machines Corp.	16,031,898
90,974	Intuit, Inc.	8,881,792
6,246	Intuitive Surgical, Inc. *	3,123,000
771,900	Johnson & Johnson	79,127,469
315,332	JPMorgan Chase & Co.	19,323,545
15,300	Linear Technology Corp.	737,230
777,932	Lorillard, Inc.	53,226,107
74,400	Mastercard, Inc. – Class A	6,705,672
36,700	McCormick & Co., Inc. (Non Voting)	2,766,446
95,434	McDonald’s Corp.	9,438,423
489,492	Medtronic Plc	37,979,684
897,900	Microsoft Corp.	39,372,915
207,404	Monsanto Co.	24,977,664
256,052	Nike, Inc. – Class B	24,867,770
896,116	Office Depot, Inc. *	8,396,607
2,670,133	Oracle Corp.	117,005,228
1,210,215	Orbitz Worldwide, Inc. *	14,014,290
106,400	Paychex, Inc.	5,302,444
3,510,427	Philip Morris International, Inc.	291,225,024
58,996	Precision Castparts Corp.	12,760,835
1,120,595	Procter & Gamble Co. (The)	95,396,252
830,078	Qualcomm, Inc.	60,188,956
20,000	Ralph Lauren Corp.	2,748,200
50,864	Rockwell Automation, Inc.	5,953,123
31,100	Ross Stores, Inc.	3,290,691
445,328	Sigma-Aldrich Corp.	61,481,984
78,257	St Jude Medical, Inc.	5,218,177
80,422	Staples, Inc.	1,348,275
208,307	Stryker Corp.	19,737,088
363,200	Susquehanna Bancshares, Inc.	4,870,512
124,900	Sysco Corp.	4,869,851
505,485	Teradata Corp. *	22,504,192
580,719	Time Warner Cable, Inc.	89,459,762
17,200	Total System Services, Inc.	657,040
432,757	TRW Automotive Holdings Corp. * (c)	45,110,590
412,270	Ubiquiti Networks, Inc.	13,044,223
307,581	UnitedHealth Group, Inc.	34,950,429
41,100	Varian Medical Systems, Inc. *	3,821,067
139,659	VF Corp.	10,706,259
250,187	Wal-Mart Stores, Inc.	20,998,195
5,400	Waters Corp. *	650,052
24,900	WW Grainger, Inc.	5,899,059

See accompanying notes to the financial statements.	23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)

	United States — continued
106,855	Xilinx, Inc.	4,527,446
94,300	Zimmer Holdings, Inc.	11,352,777

	Total United States	3,452,443,144

	TOTAL COMMON STOCKS (COST $8,975,102,825)	9,290,161,300

	PREFERRED STOCKS (a) — 1.4%

	Brazil — 0.5%
824,200	AES Tiete SA	5,026,422
584,300	Banco do Estado do Rio Grande do Sul SA – Class B	2,625,265
527,050	Bradespar SA	2,459,740
1,377,000	Centrais Eletricas Brasileiras SA	3,380,402
163,300	Cia Brasileira de Distribuicao	5,592,083
290,781	Companhia de Transmissao de Energia Eletrica Paulista	4,307,726
2,887,527	Companhia Energetica de Minas Gerais	13,246,969
1,353,939	Companhia Energetica de Minas Gerais Sponsored ADR	6,228,119
648,200	Companhia Energetica de Sao Paulo – Class B	5,377,755
166,100	Companhia Paranaense de Energia Sponsored ADR	1,993,200
416,600	Companhia Paranaense de Energia – Class B	5,066,608
869,400	Eletropaulo Metropolitana SA	2,706,253
2,043,700	Gerdau SA	7,327,130
69,100	Gerdau SA Sponsored ADR	246,687
352,516	Itau Unibanco Holding SA	4,547,578
9,766	Itau Unibanco Holding SA ADR	124,809
3,705,108	Itausa-Investimentos Itau SA	13,191,662
924,000	Metalurgica Gerdau SA	3,637,330
272,670	Oi SA*	573,089
766,700	Telefonica Brasil SA	14,320,493
677,600	Telefonica Brasil SA ADR	12,562,704
186,700	Tim Participacoes SA ADR	3,935,636

	Total Brazil	118,477,660

	Germany — 0.2%
228,353	Porsche Automobil Holding SE	21,152,426
132,652	Volkswagen AG	33,482,243

	Total Germany	54,634,669

	Russia — 0.4%
107,650,681	Surgutneftegaz OJSC	67,596,123
4,671	Transneft	10,459,578

	Total Russia	78,055,701

Shares / Par Value		Description	Value ($)

		South Korea — 0.3%
	39,704	Hyundai Motor Co	3,957,947
	68,672	Hyundai Motor Co	7,098,053
	55,127	Samsung Electronics Co Ltd	52,710,035

		Total South Korea	63,766,035

		TOTAL PREFERRED STOCKS (COST $334,045,184)	314,934,065

		RIGHTS/WARRANTS (a) — 0.0%

		Brazil — 0.0%
BRL	27,089	Itausa – Investimentos Itau SA Rights, Expires 05/12/15 *	32,445

		United States — 0.0%
	2,279,800	Safeway Casa Ley CVR, due 01/30/19*	1,025,910
	2,279,800	Safeway PDC, LLC CVR, due 01/30/17*	113,990

		Total United States	1,139,900

		TOTAL RIGHTS/WARRANTS (COST $2,425,023)	1,172,345

		DEBT OBLIGATIONS (a) — 11.4%

		Canada — 0.2%
		Bank Loans — 0.2%
USD	28,200,000	Burger King Corp., 2014 Term Loan B, 4.50%, due 03/31/15	28,341,000

		Iceland — 0.0%
		Trade Claims — 0.0%
USD	6,578,000	Glitnir Bank Trade Claim	1,858,285
USD	3,252,000	Glitnir Bank Trade Claim	918,690

		Total Trade Claims	2,776,975

		Total Iceland	2,776,975

		Netherlands — 0.0%
		Bank Loans — 0.0%
EUR	11,423,803	Blue Waste B.V., EUR Extended Term Loan B1, due 04/20/15	8,181,637

		Puerto Rico — 0.1%
		Municipal Obligations — 0.1%
USD	5,530,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	4,092,255
USD	19,682,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	14,761,500
USD	3,892,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	2,899,540

		Total Municipal Obligations	21,753,295

		Total Puerto Rico	21,753,295

24	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value		Description	Value ($)

		United Kingdom — 0.2%
		Certificates of Deposit — 0.2%
GBP	21,852,000	Towergate Finance Plc, Reg. S, 6.06%, due 02/15/18	32,386,778
GBP	8,921,000	Towergate Finance Plc, Reg. S, 8.50%, due 02/15/18	13,497,239

		Total Certificates of Deposit	45,884,017

		Total United Kingdom	45,884,017

		United States — 10.9%
		Asset-Backed Securities — 0.0%
USD	1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	1,599

		Bank Loans — 0.2%
USD	21,900,000	Level 3 Financing Inc., Incremental Term Loan, 4.50%, due 04/30/15	22,009,500
USD	17,599,959	Sears Holding Corporation, Term Loan, 4.50%, due 04/07/15	17,313,960

		Total Bank Loans	39,323,460

		Corporate Debt — 0.2%
USD	10,116,000	Microsoft Corp., 4.00%, due 02/12/55	10,037,804
USD	24,024,000	Apple, Inc., 3.45%, due 02/09/45	22,646,704

		Total Corporate Debt	32,684,508

		U.S. Government — 10.5%
USD	432,869,600	U.S. Treasury Bond, 3.13%, due 11/15/41	479,470,610
USD	95,678,400	U.S. Treasury Bond, 3.13%, due 02/15/42	105,859,156
USD	111,445,500	U.S. Treasury Bond, 2.75%, due 11/15/42	114,658,251
USD	84,885,100	U.S. Treasury Bond, 3.63%, due 02/15/44	102,764,024
USD	1,387,782,658	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (c)(d)	1,409,032,386
USD	28,065,900	U.S. Treasury Strip Principal, due 02/15/44	13,001,276
USD	17,182,900	U.S. Treasury Strip Principal, due 02/15/42	8,405,479
USD	1,505,500	U.S. Treasury Strip Principal, due 11/15/42	717,307
USD	120,412,800	U.S. Treasury Strip Principal, due 11/15/41	59,301,498

		Total U.S. Government	2,293,209,987

		Total United States	2,365,219,554

		TOTAL DEBT OBLIGATIONS (COST $2,503,605,376)	2,472,156,478

Shares / Principal Amount		Description	Value ($)
		MUTUAL FUNDS — 26.5%

		United States — 26.5%
		Affiliated Issuers — 26.5%
	94,531,371	GMO Alpha Only Fund, Class IV	2,169,494,954
	34,486,776	GMO Debt Opportunities Fund, Class VI	855,272,046
	103,800,580	GMO Emerging Country Debt Fund, Class IV	984,029,503
	32,945,876	GMO Special Opportunities Fund, Class VI	652,657,803
	31,991,661	GMO Systematic Global Macro Opportunity Fund, Class III	1,081,318,142

		TOTAL MUTUAL FUNDS (COST $5,764,124,240)	5,742,772,448

		OPTIONS PURCHASED (a) — 2.3%

		Currency Options — 1.0%
EUR	38,060,000	EUR Call/USD Put, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	—
EUR	52,460,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.19, (OTC) (CP-GS)	3,529,484
EUR	38,060,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	4,976,040
EUR	53,859,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	1,775,943
EUR	53,859,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	153,389
EUR	90,219,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	2,718,337
EUR	90,219,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	684,607
EUR	421,383,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	3,845,008
EUR	421,383,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	21,405,954
EUR	105,792,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	1,145,863
EUR	105,792,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	4,976,497
EUR	389,946,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	4,814,897
EUR	26,943,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	348,691
EUR	26,943,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	1,235,872
EUR	701,940,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	15,851,512
EUR	352,638,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	8,669,003
EUR	173,309,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	2,713,241

See accompanying notes to the financial statements.	25

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Currency Options — continued
EUR	286,277,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	4,497,190
EUR	216,525,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	6,314,399
EUR	216,525,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	11,271,662
EUR	89,812,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	2,338,731
EUR	89,812,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	5,061,991
EUR	89,550,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	2,423,101
EUR	89,550,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	5,032,694
EUR	18,236,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	6,020,065
EUR	12,898,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	4,257,885
EUR	5,528,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	1,824,902
EUR	18,303,000	EUR Put/USD Call, One Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	5,990,978
EUR	188,645,867	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	21,558,804
EUR	63,140,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-DB)	7,193,501
EUR	55,020,000	EUR Put/USD Call, Expires 12/20/17, Strike 1.24, (OTC) (CP-JPM)	6,244,998
GBP	110,972,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	6,110,620
GBP	110,972,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	2,186,268
GBP	221,507,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	1,568,292
GBP	24,563,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	845,879
GBP	24,563,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	940,797
GBP	49,126,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	1,757,515
GBP	49,126,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	1,829,642
GBP	190,900,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	10,200,298
GBP	94,000,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	5,757,134
GBP	94,000,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	3,114,898
USD	83,337,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	1,424,479

Principal Amount		Description	Value ($)
		Currency Options — continued
USD	83,337,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	1,541,568
USD	50,002,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	1,667,517
USD	50,002,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	2,113,785

		Total Currency Options	209,933,931

		Options on Interest Rate Swaps — 0.9%
EUR	31,796,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 31,796,000 EUR in which it will pay a rate of 1.24% and will receive 6 month Euribor, maturing on 03/24/45. (OTC) (CP-GS)	569,408
EUR	31,796,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 31,796,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.247%, maturing on 03/24/45. (OTC) (CP-GS)	643,346
EUR	13,549,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 13,549,000 EUR in which it will pay a rate of 1.25% and will receive 6 month Euribor, maturing on 03/24/45. (OTC) (CP-GS)	221,229
EUR	13,549,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 13,549,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.25%, maturing on 03/24/45. (OTC) (CP-GS)	299,404
EUR	72,772,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay a rate of 1.28% and will receive 6 month Euribor, maturing on 11/24/45. (OTC) (CP-MSCI)	4,644,186
EUR	72,772,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.28%, maturing on 11/24/45. (OTC) (CP-MSCI)	5,095,665

26	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	73,602,000	EUR Swaption Call, Expires 11/24/15, Strike 1.31, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 73,602,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.31%, maturing on 11/26/45. (OTC) (CP-MSCI)	5,428,880
EUR	73,602,000	EUR Swaption Put, Expires 11/24/15, Strike 1.31, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 73,602,000 EUR in which it will pay a rate of 1.31% and will receive 6 month Euribor, maturing on 11/26/45. (OTC) (CP-MSCI)	4,517,025
EUR	6,275,000,000	EUR Interest CMS Spread Option, Expires 12/11/15, Strike 1.20, Upon Potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	22,955,048
EUR	180,657,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 180,657,000 EUR in which it will pay a rate of 1.56% and will receive 6 month Euribor, maturing on 02/24/46. (OTC) (CP-GS)	9,775,854
EUR	180,657,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 180,657,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.56%, maturing on 02/24/46. (OTC) (CP-GS)	10,065,555
EUR	207,860,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 207,860,000 EUR in which it will pay a rate of 1.93% and will receive 6 month Euribor, maturing on 06/03/46. (OTC) (CP-GS)	4,874,021
EUR	208,280,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 208,280,000 EUR in which it will pay a rate of 1.99% and will receive 6 month Euribor, maturing on 07/11/46. (OTC) (CP-GS)	4,598,352

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	192,344,000	EUR Swaption Put, Expires 09/01/16, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 192,344,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	4,095,851
EUR	225,263,000	EUR Swaption Put, Expires 09/01/16, Strike 1.95, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 225,263,000 EUR in which it will pay a rate of 1.95% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	5,679,376
EUR	83,898,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,898,000 EUR in which it will pay a rate of 1.9% and will receive 6 month Euribor, maturing on 10/17/46. (OTC) (CP-GS)	2,375,130
EUR	204,410,000	EUR Swaption Put, Expires 12/16/16, Strike 1.93, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 204,410,000 EUR in which it will pay a rate of 1.93% and will receive 6 month Euribor, maturing on 12/22/46. (OTC) (CP-GS)	5,821,561
EUR	206,122,000	EUR Swaption Put, Expires 02/01/17, Strike 2.03, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 206,122,000 EUR in which it will pay a rate of 2.03% and will receive 6 month Euribor, maturing on 02/03/47. (OTC) (CP-GS)	5,265,065
EUR	179,430,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 02/22/47. (OTC) (CP-MSCI)	6,484,149
EUR	156,435,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 156,435,000 EUR in which it will pay a rate of 1.88% and will receive 6 month Euribor, maturing on 03/03/47. (OTC) (CP-GS)	5,013,153

See accompanying notes to the financial statements.	27

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
EUR	179,430,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-MSCI)	6,919,464
EUR	278,174,000	EUR Swaption Put, Expires 05/22/17, Strike 1.85, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 278,174,000 EUR in which it will pay a rate of 1.85% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-GS)	9,704,798
EUR	260,086,000	EUR Swaption Put, Expires 07/24/17, Strike 1.80, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,086,000 EUR in which it will pay a rate of 1.8% and will receive 6 month Euribor, maturing on 07/26/47. (OTC) (CP-GS)	9,950,102
EUR	179,430,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 08/23/47. (OTC) (CP-MSCI)	7,345,543
EUR	179,430,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 11/22/47. (OTC) (CP-MSCI)	7,695,924
GBP	149,901,000	GBP Swaption Put, Expires 01/27/17, Strike 2.53, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 149,901,000 GBP in which it will pay a rate of 2.53% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	7,065,398
GBP	83,484,000	GBP Swaption Put, Expires 02/09/17, Strike 2.61, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,484,000 GBP in which it will pay a rate of 2.61% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-MSCI)	3,550,317

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
GBP	65,613,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 65,613,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	2,667,749
GBP	163,153,000	GBP Swaption Put, Expires 02/17/17, Strike 2.81, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 163,153,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	5,321,299
GBP	156,652,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 156,652,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	4,621,944
GBP	76,805,000	GBP Swaption Put, Expires 04/10/17, Strike 2.58, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 76,805,000 GBP in which it will pay a rate of 2.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	3,492,403
GBP	66,553,000	GBP Swaption Put, Expires 05/12/17, Strike 2.81, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,553,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	3,526,924
GBP	160,476,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 160,476,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	4,843,532
GBP	100,233,000	GBP Swaption Put, Expires 08/10/17, Strike 2.68, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 100,233,000 GBP in which it will pay a rate of 2.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	4,314,904
GBP	66,822,000	GBP Swaption Put, Expires 08/10/17, Strike 3.00, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,822,000 GBP in which it will pay a rate of 3% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	2,943,349

		Total Options on Interest Rate Swaps	192,385,908

28	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Contracts	Description	Value ($)

	Quanto Options — 0.4%
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 05/15/20, Strike 3,000 (b)	1,902,710
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/07/20, Strike 3,000 (b)	1,929,232
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/24/20, Strike 3,000 (b)	1,943,520
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/16/19, Strike 3,000 (b)	1,888,060
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/13/19, Strike 3,000 (b)	1,916,496
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/03/20, Strike 3,000 (b)	1,945,726
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/11/19, Strike 3,000 (b)	1,903,022
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/21/20, Strike 3,000 (b)	1,933,561
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/28/20, Strike 3,000 (b)	1,936,287
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/18/19, Strike 3,000 (b)	1,905,694
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/29/19, Strike 3,000 (b)	1,912,551
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/22/19, Strike 3,000 (b)	1,912,038
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/24/20, Strike 3,000 (b)	1,931,654
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/14/20, Strike 3,000 (b)	1,931,172
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/03/20, Strike 3,000 (b)	1,923,710
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/27/19, Strike 3,000 (b)	1,899,070
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/01/19, Strike 3,000 (b)	1,911,029
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/17/20, Strike 3,000 (b)	1,943,853
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/02/19, Strike 3,000 (b)	1,883,578
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/20/19, Strike 3,000 (b)	1,920,505
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/30/20, Strike 3,000 (b)	1,931,223
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/13/20, Strike 3,000 (b)	1,941,708
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 07/19/19, Strike 3,000 (b)	1,877,080
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/27/20, Strike 3,000 (b)	1,943,152
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/15/19, Strike 3,000 (b)	1,911,314
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 05/08/20, Strike 3,000 (b)	1,913,016
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/25/19, Strike 3,000 (b)	1,908,554

Contracts	Description	Value ($)

	Quanto Options — continued
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/20/19, Strike 3,000 (b)	1,900,810
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/08/19, Strike 3,000 (b)	1,911,308
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/04/19, Strike 3,000 (b)	1,900,556
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/27/19, Strike 3,000 (b)	1,920,919
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/17/20, Strike 3,000 (b)	1,911,314
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/30/19, Strike 3,000 (b)	1,892,114
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/06/19, Strike 3,000 (b)	1,913,501
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/23/19, Strike 3,000 (b)	1,889,088
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 07/26/19, Strike 3,000 (b)	1,880,332
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/31/20, Strike 3,000 (b)	1,927,954
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/13/19, Strike 3,000 (b)	1,898,039
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/06/19, Strike 3,000 (b)	1,895,073
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/06/20, Strike 3,000 (b)	1,938,593
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/20/20, Strike 3,000 (b)	1,944,349
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/09/19, Strike 3,000 (b)	1,885,661
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/09/20, Strike 3,000 (b)	1,947,898
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/10/20, Strike 3,000 (b)	1,925,563

	Total Quanto Options	84,282,587

	TOTAL OPTIONS PURCHASED (COST $536,726,135)	486,602,426

See accompanying notes to the financial statements.	29

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS (a) — 15.5%

	Money Market Funds — 0.1%
21,293,144	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (e)	21,293,144

	U.S. Government — 15.4%
30,000,000	U.S. Treasury Note, 0.38%, due 06/30/15	30,033,393
100,000,000	U.S. Treasury Note, 1.25%, due 09/30/15	100,632,800
50,000,000	U.S. Treasury Note, 1.75%, due 07/31/15	50,343,750
25,000,000	U.S. Treasury Note, 0.25%, due 07/15/15	25,013,675
75,000,000	U.S. Treasury Note, 0.25%, due 10/15/15	75,052,725
50,000,000	U.S. Treasury Note, 0.25%, due 09/15/15	50,023,450
50,000,000	U.S. Treasury Note, 0.25%, due 07/31/15	50,031,250
100,000,000	U.S. Treasury Note, 0.38%, due 08/31/15	100,125,000
110,000,000	U.S. Treasury Note, 0.25%, due 09/30/15	110,060,170
10,000,000	U.S. Treasury Note, 0.25%, due 10/31/15	10,007,810
11,273,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (f)	11,272,853
187,800,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (f)	187,793,803
86,600,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (f)	86,592,379
168,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (f)	167,968,248
30,000,000	U.S. Treasury Bill, 0.07%, due 08/20/15 (f)	29,990,730
100,000,000	U.S. Treasury Bill, 0.08%, due 09/17/15 (f)	99,955,800
9,900,000	U.S. Treasury Bill, 0.02%, due 03/26/15 (f)	9,899,881
646,170,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (c) (f)	646,161,600
10,414,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (f)	10,413,865
110,800,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (f)	110,797,562
297,650,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (f)	297,640,475
181,221,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (f)	181,215,563
186,700,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (f)	186,685,624
231,770,000	U.S. Treasury Bill, 0.02%, due 06/11/15 (f)	231,755,399

Shares / Par Value ($)	Description	Value ($)
	U.S. Government — continued
47,000,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (f)	46,996,475
115,000,000	U.S. Treasury Bill, 0.03%, due 07/09/15 (f)	114,986,660
150,000,000	U.S. Treasury Bill, 0.06%, due 08/13/15 (f)	149,962,350
150,000,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (f)	149,970,600

	Total U.S. Government	3,321,383,890

	TOTAL SHORT-TERM INVESTMENTS (COST $3,342,631,689)	3,342,677,034

	TOTAL INVESTMENTS — 100.0% (Cost $21,458,660,472)	21,650,476,096

	SECURITIES SOLD SHORT (a) — (2.7)%

	COMMON STOCKS — (2.7)%

	Canada — (0.2)%
(585,415)	Royal Bank of Canada	(36,658,687)

	United States — (2.5)%
(204,016)	Actavis Plc *	(59,442,102)
(144)	Alliance Data Systems Corp.	(40,106)
(5,509,578)	Applied Materials, Inc.	(138,014,929)
(1,648,598)	AT&T, Inc.	(56,975,547)
(119,682)	Ball Corp.	(8,582,396)
(91,900)	BB&T Corp.	(3,496,795)
(1,085,645)	Comcast Corp. – Class A	(64,465,600)
(583,924)	Comcast Corp. – Class A Special	(34,419,400)
(137,888)	Dresser-Rand Group, Inc. *	(11,222,704)
(170,938)	Endo International Plc	(14,632,293)
(951,806)	Halliburton Co.	(40,870,550)
(607,412)	M&T Bank Corp.	(73,496,852)
(226,303)	Reynolds American, Inc.	(17,113,033)
(27,200)	STERIS Corp.	(1,754,944)
(410,771)	XL Group Plc	(14,869,910)

	Total United States	(539,397,161)

	TOTAL COMMON STOCKS (PROCEEDS $536,356,918)	(576,055,848)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $536,356,918)	(576,055,848)

	Other Assets and Liabilities (net) — 2.7%	585,360,491

	TOTAL NET ASSETS — 100.0%	$21,659,780,739

30	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	303,978,500	USD	105,621,438	$(1,460,376)
03/03/2015	GS	BRL	918,257,500	USD	319,119,077	(4,353,403)
02/17/2016	GS	CHF	422,265,347	USD	459,931,248	9,472,111
04/21/2015	BCLY	EUR	108,663,103	USD	124,134,013	2,464,769
04/21/2015	BOA	EUR	314,813,321	USD	358,808,863	6,314,800
04/21/2015	GS	EUR	179,912,748	USD	205,096,191	3,649,266
04/21/2015	MSCI	EUR	23,799,426	USD	27,195,509	547,474
07/31/2015	GS	EUR	193,263,000	USD	219,662,726	2,932,480
07/31/2015	JPM	EUR	184,017,080	USD	210,777,764	4,416,138
10/23/2015	JPM	EUR	317,277,000	USD	361,940,083	5,530,708
10/26/2015	JPM	EUR	159,040,000	USD	181,068,630	2,400,807
10/30/2015	JPM	EUR	143,146,000	USD	164,156,970	3,330,154
11/02/2015	JPM	EUR	131,167,000	USD	149,357,240	1,979,027
11/16/2015	JPM	EUR	782,830,000	USD	903,150,971	23,290,844
03/23/2015	BBH	GBP	123,302	USD	185,094	(5,239)
03/23/2015	BCLY	GBP	101,979,044	USD	154,002,124	(3,416,411)
03/23/2015	BOA	GBP	64,074,105	USD	97,360,834	(1,546,267)
03/23/2015	DB	GBP	20,409,576	USD	31,466,430	(38,528)
03/23/2015	GS	GBP	117,651,368	USD	177,625,369	(3,985,531)
07/13/2015	JPM	GBP	53,364,000	USD	80,324,293	(1,991,592)
04/24/2015	BCLY	JPY	17,005,469,422	USD	143,109,952	854,026
04/24/2015	BOA	JPY	34,526,256,100	USD	290,410,544	1,587,906
04/24/2015	GS	JPY	17,177,241,840	USD	144,505,915	813,061
05/14/2015	BCLY	KRW	374,928,141,000	USD	343,920,288	3,293,286
04/09/2015	BCLY	SEK	954,074,637	USD	120,155,237	5,675,063
04/09/2015	GS	SEK	999,931,188	USD	120,310,672	328,131
03/03/2015	BCLY	USD	105,614,099	BRL	303,978,500	1,467,715

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	GS	USD	326,569,207	BRL	918,257,500	$(3,096,728)
03/23/2015	GS	USD	400,813,573	GBP	260,450,361	1,227,008
04/02/2015	BCLY	USD	104,603,751	BRL	303,978,500	1,503,188
04/02/2015	GS	USD	121,809,538	BRL	353,836,500	1,700,868
04/21/2015	BCLY	USD	2,367,906	EUR	2,072,792	(47,016)
04/21/2015	BOA	USD	4,808,831	EUR	4,208,398	(96,720)
04/21/2015	GS	USD	87,106,766	EUR	77,704,730	(101,375)
05/14/2015	BCLY	USD	389,798,448	INR	24,361,985,000	(2,053,979)
05/14/2015	BCLY	USD	201,144,214	KRW	223,616,539,000	2,014,268
07/13/2015	JPM	USD	154,189,877	GBP	102,526,000	3,960,158
07/31/2015	JPM	USD	209,418,553	EUR	184,017,080	(3,056,927)
10/23/2015	JPM	USD	369,120,062	EUR	317,277,000	(12,710,686)
10/26/2015	JPM	USD	185,742,816	EUR	159,040,000	(7,074,993)
10/30/2015	JPM	USD	89,689,612	EUR	78,682,000	(1,289,129)
11/02/2015	JPM	USD	149,086,249	EUR	131,167,000	(1,708,036)

						$42,720,320

Futures Contracts (a)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
5,328	U.S. Ultra Bond	June 2015	$896,602,500	$5,428,316

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options (a)

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	48,600,000	03/19/2015	EUR Call/USD Put, Strike 1.27 (OTC) (CP-GS)	$384,533	$(1,251)
Call	EUR	18,236,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21 (OTC) (CP-DB)	6,205,803	(4,999,715)
Call	EUR	12,898,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	4,594,167	(4,726,974)
Call	EUR	5,528,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	3,832,177	(4,051,902)
Call	EUR	18,303,000	03/31/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP-JPM)	6,812,305	(7,168,691)
Call	EUR	129,466,357	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	9,317,648	(3,153,154)
Call	EUR	43,300,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-DB)	3,215,459	(1,103,705)
Call	EUR	36,190,000	12/20/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-JPM)	2,577,965	(960,339)
Call	GBP	221,507,000	07/09/2015	GBP Call/USD Put, Strike 1.57 (OTC) (CP-JPM)	2,917,540	(4,160,453)

					$39,857,597	$(30,326,184)

See accompanying notes to the financial statements.	31

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	72,772,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay a rate of 0.813% and will receive 6 month Euribor, maturing on 11/24/25. (OTC) (CP-MSCI)	$1,573,408	$(1,631,886)
Put	EUR	72,772,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay 6 month Euribor and will receive a rate of 0.81%, maturing on 11/24/25. (OTC) (CP-MSCI)	1,573,408	(1,416,326)
Call	EUR	6,275,000,000	12/11/2015	EUR Interest CMS Spread Option, Expires 12/11/2015, Strike 2.04, Upon Potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	2,223,964	(3,447,821)
Call	EUR	207,860,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 207,860,000 EUR in which it will pay a rate of 0.93% and will receive 6 month Euribor, maturing on 06/03/46. (OTC) (CP-GS)	6,140,348	(3,930,340)
Call	EUR	208,280,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 208,280,000 EUR in which it will pay a rate of 0.99% and will receive 6 month Euribor, maturing on 07/11/46. (OTC) (CP-GS)	5,558,025	(4,511,414)
Call	EUR	225,263,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 0.949, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 225,263,000 EUR in which it will pay a rate of 0.95% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	3,990,968	(4,905,993)
Call	EUR	192,344,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 1.05, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 192,344,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	3,320,514	(4,822,941)
Call	EUR	83,898,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,898,000 EUR in which it will pay a rate of 1.13% and will receive 6 month Euribor, maturing on 10/17/46. (OTC) (CP-GS)	1,674,220	(2,410,431)
Call	EUR	204,410,000	12/16/2016	EUR Swaption Call, Expires 12/16/2016, Strike 0.93, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 204,410,000 EUR in which it will pay a rate of 0.93% and will receive 6 month Euribor, maturing on 12/22/46. (OTC) (CP-GS)	5,328,028	(4,644,897)
Call	EUR	206,122,000	02/01/2017	EUR Swaption Call, Expires 02/01/2017, Strike 1.03, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 206,122,000 EUR in which it will pay a rate of 1.03% and will receive 6 month Euribor, maturing on 02/03/47. (OTC) (CP-GS)	6,733,724	(5,513,486)
Call	EUR	179,430,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 02/22/47. (OTC) (CP-MSCI)	5,890,273	(6,439,774)
Call	EUR	168,209,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 168,209,000 EUR in which it will pay a rate of 1.38% and will receive 6 month Euribor, maturing on 03/03/47. (OTC) (CP-GS)	6,862,063	(7,076,104)
Call	EUR	179,430,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-MSCI)	6,237,963	(6,842,361)

32	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps — continued

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	278,174,000	05/22/2017	EUR Swaption Call, Expires 05/22/2017, Strike 1.15, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 278,174,000 EUR in which it will pay a rate of 1.15% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-GS)	$6,610,400	$(9,313,505)
Call	EUR	260,086,000	07/24/2017	EUR Swaption Call, Expires 07/24/2017, Strike 1.11, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 260,086,000 EUR in which it will pay a rate of 1.11% and will receive 6 month Euribor, maturing on 07/26/47. (OTC) (CP-GS)	6,680,309	(8,600,506)
Call	EUR	179,430,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.048, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 08/23/47. (OTC) (CP-MSCI)	6,687,915	(7,210,612)
Call	EUR	179,430,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.047, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 11/22/47. (OTC) (CP-MSCI)	7,035,604	(7,547,941)
Call	GBP	149,901,000	01/27/2017	GBP Swaption Call, Expires 01/27/2017, Strike 1.525, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 149,901,000 GBP in which it will pay a rate of 1.525% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	6,633,501	(3,800,920)
Call	GBP	83,484,000	02/09/2017	GBP Swaption Call, Expires 02/09/2017, Strike 2.75, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,484,000 GBP in which it will pay a rate of 1.612% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-GS)	3,493,421	(2,367,909)
Call	GBP	163,153,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.81, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 163,153,000 GBP in which it will pay a rate of 1.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	8,782,022	(5,776,201)
Call	GBP	65,613,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 65,613,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	3,587,007	(3,499,800)
Call	GBP	156,652,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.894, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 156,652,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	8,309,087	(6,209,188)
Call	GBP	76,805,000	04/10/2017	GBP Swaption Call, Expires 04/10/2017, Strike 1.58, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 76,805,000 GBP in which it will pay a rate of 1.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	3,953,523	(2,226,729)
Call	GBP	66,553,000	05/12/2017	GBP Swaption Call, Expires 05/12/2017, Strike 1.805, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,553,000 GBP in which it will pay a rate of 1.81% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	4,070,106	(3,254,026)
Call	GBP	160,476,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 2.91, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 160,476,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 05/19/2047. (OTC) (CP-GS)	8,933,718	(6,817,860)
Call	GBP	66,822,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.497, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,822,000 GBP in which it will pay a rate of 1.50% and will receive 6 month GBP LIBOR, maturing on 08/10/2047. (OTC) (CP-MSCI)	3,119,679	(2,523,475)

See accompanying notes to the financial statements.	33

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps — continued

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	GBP	100,233,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.68, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 100,233,000 GBP in which it will pay a rate of 1.68% and will receive 6 month GBP LIBOR, maturing on 08/10/2047. (OTC) (CP-MSCI)	$4,939,492	$(3,607,256)

					$139,942,690	$(130,349,702)

Swap Contracts (a)

Correlation Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation/ (Depreciation)
490,488	USD	7/19/2019	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of -30% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (a)	$668,613
193,930	USD	1/6/2020	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of -40% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS) (a)	1,977,095

				$2,645,708

			Premiums to (Pay) Receive	$—

Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
6,258,384,000	JPY	1/19/2016	1/19/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$31,224
6,258,384,000	JPY	1/22/2016	1/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,931
6,258,384,000	JPY	1/25/2016	1/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,126
6,258,384,000	JPY	1/26/2016	1/26/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,086
6,258,384,000	JPY	1/28/2016	1/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,820
6,258,384,000	JPY	2/1/2016	2/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,359
6,258,384,000	JPY	2/2/2016	2/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,646
6,258,384,000	JPY	2/5/2016	2/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,546
6,258,384,000	JPY	2/8/2016	2/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,990
6,258,384,000	JPY	2/9/2016	2/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,069
10,461,570,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,773
10,461,570,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,812
10,461,570,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,027
10,461,570,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,452
10,461,570,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	94,768
6,340,350,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,971
6,340,350,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,021
6,340,350,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,730
6,340,350,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,746

34	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
6,340,350,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$72,652
9,450,000,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,340
9,450,000,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,684
9,450,000,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,365
9,450,000,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,986
9,450,000,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,320
7,875,000,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,060
7,875,000,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,146
7,875,000,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,293
7,875,000,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,723
7,875,000,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,252
7,875,000,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,231
7,875,000,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,295
7,875,000,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,302
7,875,000,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,424
7,875,000,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	81,964
9,450,000,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,774
9,450,000,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,947
9,450,000,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,951
9,450,000,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,194
9,450,000,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,668
6,340,350,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,927
6,340,350,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,815
6,340,350,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,997
6,340,350,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,605
6,340,350,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,255
10,461,570,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,844
6,290,160,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	42,198
10,461,570,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,877
10,461,570,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,266
10,461,570,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	87,953
10,461,570,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	87,956
6,290,160,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,549
6,290,160,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,556
6,290,160,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,505
6,290,160,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	40,876
6,292,750,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,732)
6,292,750,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,731)
6,292,750,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,571)
6,292,750,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,820)
6,292,750,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,706)
6,292,750,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,591)
6,292,750,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,560)

See accompanying notes to the financial statements.	35

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
6,292,750,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(2,876)
6,292,750,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,757)
6,292,750,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,745)
3,397,040,600	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,676)
3,397,040,600	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,591)
3,397,040,600	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,608)
3,397,040,600	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,521)
3,397,040,600	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,521)
3,397,040,600	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,436)
3,397,040,600	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,731)
3,397,040,600	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,645)
3,397,040,600	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,586)
3,397,040,600	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,503)
3,397,040,600	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,613)
3,397,040,600	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,527)
33,334,890,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(71,914)
3,397,040,600	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,516)
3,397,040,600	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,428)
3,397,040,600	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,496)
3,397,040,600	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,414)
3,397,040,600	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,482)
3,397,040,600	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,396)
3,397,040,600	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,500)
3,397,040,600	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,414)
5,672,626,600	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,885)
5,672,626,600	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,717)
5,672,626,600	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,681)
5,672,626,600	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,647)
5,672,626,600	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,753)
5,672,626,600	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,630)
5,672,626,600	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,678)
5,672,626,600	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,726)
5,672,626,600	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,459)
5,672,626,600	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,501)
6,321,137,000	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,087)
6,321,137,000	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,171)
6,321,137,000	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,565)
6,321,137,000	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,647)
6,321,137,000	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,257)
7,938,127,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(103,061)
7,938,127,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(103,278)
7,938,127,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,880)
7,938,127,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,843)

36	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
7,938,127,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,807)
7,938,127,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(103,023)
7,999,058,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,627)
7,999,058,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,591)
7,999,058,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,528)
7,999,058,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(147,005)
7,999,058,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,697)
7,999,058,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(147,039)
6,299,793,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,239)
6,299,793,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,787)
6,299,793,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,654)
6,299,793,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,735)
6,299,793,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,037)
6,299,793,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,365)
1,478,176,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(658,002)
6,299,793,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,293)
6,299,793,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,374)
6,299,793,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,925)
6,299,793,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,618)
7,805,776,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,311)
7,805,776,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,412)
7,805,776,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,879)
7,805,776,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,882)
7,805,776,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(145,456)
7,805,776,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(145,557)
7,805,776,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,448)
7,805,776,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(145,874)
7,805,776,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(100,258)
7,805,776,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(100,831)
7,805,776,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,048)
7,805,776,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,347)
7,805,776,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,650)
7,805,776,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,749)
7,805,776,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,231)
7,535,862,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(27,224)
7,535,862,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(27,589)
7,535,862,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(27,810)
7,535,862,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,330)
7,535,862,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,617)
7,535,862,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,722)
7,535,862,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(30,027)
7,535,862,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(30,429)
926,612,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	2,136,770

See accompanying notes to the financial statements.	37

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
561,142,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	$2,745,801
456,632,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,153,321
548,210,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,080,825
273,688,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,224,546
700,367,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	3,559,308
366,976,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,582,519

							$12,691,837

					Premiums to (Pay) Receive		$—

(1)	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spread ranges from (0.62)% to (0.81)%.
(2)	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to (0.34)%.

Inflation Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
103,367,000	GBP	1/13/2020	GS	Receive	2.72%	U.K. Retail Price Index	$(649,191)
212,639,000	GBP	1/14/2020	GS	Receive	2.76%	U.K. Retail Price Index	(1,972,504)
51,275,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	40,805
103,367,000	GBP	1/13/2025	GS	(Pay)	2.93%	U.K. Retail Price Index	339,734
212,639,000	GBP	1/14/2025	GS	(Pay)	2.94%	U.K. Retail Price Index	963,854
51,275,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(169,958)

							$(1,447,260)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
435,900,000	AUD	11/11/2024	BCI (g)	Receive	4.33%	6 Month AUD BBSW	$16,169,319
95,100,000	AUD	11/6/2024	BCI (g)	Receive	4.35%	6 Month AUD BBSW	3,573,684
261,500,000	AUD	11/7/2024	BCI (g)	Receive	4.31%	6 Month AUD BBSW	9,516,835
217,000,000	AUD	11/13/2024	BCI (g)	Receive	4.31%	6 Month AUD BBSW	7,852,871
68,554,000	AUD	12/3/2024	BCI (g)	Receive	4.11%	6 Month AUD BBSW	2,003,504
152,679,000	AUD	2/19/2025	CSS (g)	Receive	3.40%	6 Month AUD BBSW	766,114
31,776,000	AUD	12/23/2034	BCI (g)	Receive	4.41%	6 Month AUD BBSW	1,347,858
15,878,000	AUD	12/30/2034	CSS (g)	Receive	4.37%	6 Month AUD BBSW	634,775
15,878,000	AUD	1/7/2035	BCI (g)	Receive	4.11%	6 Month AUD BBSW	418,185
15,853,000	AUD	1/8/2035	JPMF (g)	Receive	4.00%	6 Month AUD BBSW	332,331
31,644,000	AUD	1/9/2035	JPMF (g)	Receive	3.96%	6 Month AUD BBSW	597,016

38	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
47,675,000	AUD	1/13/2035	JPMF (g)	Receive	3.96%	6 Month AUD BBSW	$880,353
31,870,000	AUD	1/13/2035	JPMF (g)	Receive	3.95%	6 Month AUD BBSW	580,164
15,964,000	AUD	1/14/2035	JPMF (g)	Receive	3.91%	6 Month AUD BBSW	252,931
15,964,000	AUD	1/14/2035	JPMF (g)	Receive	3.91%	6 Month AUD BBSW	252,931
32,173,000	AUD	1/16/2035	BCI (g)	Receive	3.82%	6 Month AUD BBSW	357,993
15,830,000	AUD	1/20/2035	BCI (g)	Receive	3.76%	6 Month AUD BBSW	126,326
31,659,000	AUD	1/21/2035	BCI (g)	Receive	3.75%	6 Month AUD BBSW	248,411
1,044,400,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA Index	3,364,517
658,942,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA Index	1,253,722
157,859,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA Index	(668,680)
288,452,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA Index	(899,408)
255,555,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA Index	1,054,574
162,769,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA Index	836,826
183,460,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA Index	858,725
347,500,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA Index	1,143,741
32,055,000	CHF	1/13/2035	CSS (g)	(Pay)	1.22%	6 Month CHF LIBOR	(76,461)
16,098,000	CHF	1/13/2035	CSS (g)	(Pay)	1.33%	6 Month CHF LIBOR	(217,893)
16,251,000	CHF	1/15/2035	CSS (g)	(Pay)	1.35%	6 Month CHF LIBOR	(251,117)
65,545,000	CHF	1/16/2035	CSS (g)	(Pay)	1.35%	6 Month CHF LIBOR	(1,012,159)
31,929,000	CHF	1/22/2035	CSS (g)	(Pay)	1.25%	6 Month CHF LIBOR	(181,933)
37,631,000	CHF	1/23/2035	CSS (g)	(Pay)	1.23%	6 Month CHF LIBOR	(132,030)
36,004,000	CHF	1/27/2035	CSS (g)	(Pay)	1.22%	6 Month CHF LIBOR	(98,757)
13,948,000	CHF	2/3/2035	CSS (g)	(Pay)	1.25%	6 Month CHF LIBOR	(77,919)
46,734,000	CHF	2/3/2035	CSS (g)	(Pay)	1.22%	6 Month CHF LIBOR	(102,591)
19,532,000	CHF	2/4/2035	CSS (g)	(Pay)	1.12%	6 Month CHF LIBOR	136,982
1,500,571,000	CZK	1/22/2025	JPMF (g)	(Pay)	0.73%	6 Month CZK PRIBOR	549,052
189,318,000	CZK	1/23/2025	CSS (g)	(Pay)	0.74%	6 Month CZK PRIBOR	60,445
1,618,027,000	CZK	1/27/2025	CSS (g)	(Pay)	0.75%	6 Month CZK PRIBOR	501,351
1,081,835,000	DKK	2/25/2020	CSS (g)	Receive	0.39%	6 Month DKK CIBOR	193,757
1,086,339,000	DKK	2/27/2020	CSS (g)	Receive	0.32%	6 Month DKK CIBOR	(376,341)
1,082,416,000	DKK	2/27/2020	CSS (g)	Receive	0.32%	6 Month DKK CIBOR	(334,692)
1,095,195,000	DKK	3/2/2020	CSS (g)	Receive	0.34%	6 Month DKK CIBOR	(212,053)
1,120,061,000	DKK	3/2/2020	CSS (g)	Receive	0.33%	6 Month DKK CIBOR	(362,781)
92,150,000	EUR	12/24/2044	CSS (g)	(Pay)	1.96%	6 Month EURIBOR	(5,404,365)
23,101,000	EUR	12/24/2044	CSS (g)	(Pay)	1.96%	6 Month EURIBOR	(1,339,933)
58,129,000	EUR	12/31/2044	CSS (g)	(Pay)	1.96%	6 Month EURIBOR	(3,370,424)
22,103,000	EUR	1/8/2045	CSS (g)	(Pay)	1.63%	6 Month EURIBOR	(297,269)
51,158,000	EUR	1/21/2045	CSS (g)	(Pay)	1.67%	6 Month EURIBOR	(964,911)
159,230,000	EUR	2/11/2045	CSS (g)	(Pay)	1.45%	6 Month EURIBOR	1,636,686
22,491,000	EUR	2/13/2045	CSS (g)	(Pay)	1.45%	6 Month EURIBOR	243,088
31,375,000	EUR	2/17/2045	CSS (g)	(Pay)	1.18%	6 Month EURIBOR	322,249
34,512,000	EUR	2/19/2045	CSS (g)	(Pay)	1.19%	6 Month EURIBOR	232,434
110,566,000	EUR	2/24/2045	CSS (g)	(Pay)	1.61%	6 Month EURIBOR	(1,654,736)
73,501,000	EUR	2/24/2045	CSS (g)	(Pay)	1.57%	6 Month EURIBOR	(559,348)

See accompanying notes to the financial statements.	39

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
86,305,000	EUR	2/25/2045	CSS (g)	(Pay)	1.61%	6 Month EURIBOR	$(1,218,061)
8,408,500	EUR	3/3/2045	CSS (g)	(Pay)	1.51%	6 Month EURIBOR	27,423
62,436,000	EUR	12/15/2045	CSS (g)	Receive	1.20%	6 Month EURIBOR	(871,325)
36,375,500	EUR	6/3/2046	CSS (g)	(Pay)	1.43%	6 Month EURIBOR	406,118
16,662,400	EUR	7/11/2046	CSS (g)	(Pay)	1.40%	6 Month EURIBOR	247,155
34,238,700	EUR	12/22/2046	CSS (g)	(Pay)	1.43%	6 Month EURIBOR	355,844
22,055,100	EUR	2/3/2047	CSS (g)	(Pay)	1.43%	6 Month EURIBOR	225,590
106,940,000	EUR	2/22/2047	CSS (g)	Receive	1.55%	6 Month EURIBOR	426,773
109,452,000	EUR	5/24/2047	CSS (g)	Receive	1.55%	6 Month EURIBOR	457,966
111,247,000	EUR	8/23/2047	CSS (g)	Receive	1.55%	6 Month EURIBOR	450,328
113,041,000	EUR	11/22/2047	CSS (g)	Receive	1.55%	6 Month EURIBOR	465,463
167,110,000	GBP	12/9/2024	BCI (g)	(Pay)	2.09%	SONIA Index	(1,859,096)
663,127,000	GBP	1/21/2025	BCI (g)	(Pay)	1.45%	SONIA Index	22,196,222
30,139,000	GBP	1/27/2025	BCI (g)	(Pay)	1.56%	SONIA Index	782,525
32,010,000,000	JPY	10/3/2024	BCI (g)	Receive	0.66%	6 Month JPY LIBOR	(4,551,361)
147,789,000,000	JPY	10/6/2024	CSS (g)	Receive	0.66%	6 Month JPY LIBOR	(21,219,420)
30,169,000,000	JPY	10/7/2024	CSS (g)	(Pay)	0.65%	6 Month JPY LIBOR	(4,223,298)
32,114,000,000	JPY	10/9/2024	CSS (g)	(Pay)	0.65%	6 Month JPY LIBOR	(4,464,550)
10,950,000,000	JPY	11/7/2024	CSS (g)	Receive	0.60%	6 Month JPY LIBOR	(1,044,172)
2,410,000,000	JPY	11/13/2024	CSS (g)	Receive	0.65%	6 Month JPY LIBOR	(327,956)
11,921,100,000	JPY	11/25/2024	CSS (g)	Receive	0.62%	6 Month JPY LIBOR	(1,301,054)
9,296,300,000	JPY	12/10/2024	CSS (g)	(Pay)	0.60%	6 Month JPY LIBOR	(832,887)
2,881,900,000	JPY	11/27/2024	CSS (g)	(Pay)	0.61%	6 Month JPY LIBOR	(291,705)
41,862,424,000	JPY	1/14/2025	CSS (g)	Receive	0.48%	6 Month JPY LIBOR	(555,791)
15,261,557,000	JPY	1/15/2025	CSS (g)	Receive	0.49%	6 Month JPY LIBOR	(79,665)
19,344,099,000	JPY	1/16/2025	CSS (g)	Receive	0.45%	6 Month JPY LIBOR	(736,888)
7,102,304,000	JPY	1/31/2025	CSS (g)	Receive	0.52%	6 Month JPY LIBOR	92,779
7,081,899,000	JPY	2/2/2025	CSS (g)	Receive	0.52%	3 Month JPY LIBOR	118,024
3,692,564,000	JPY	2/6/2025	CSS (g)	Receive	0.55%	6 Month JPY LIBOR	150,951
18,624,344,000	JPY	2/9/2025	CSS (g)	Receive	0.55%	6 Month JPY LIBOR	753,119
46,149,511,000	JPY	1/14/2035	CSS (g)	(Pay)	1.61%	6 Month JPY LIBOR	7,577,370
16,602,530,000	JPY	1/15/2035	CSS (g)	(Pay)	1.63%	6 Month JPY LIBOR	2,487,766
21,013,679,000	JPY	1/16/2035	CSS (g)	(Pay)	1.61%	6 Month JPY LIBOR	3,442,842
9,128,129,000	JPY	1/31/2045	CSS (g)	(Pay)	1.86%	6 Month JPY LIBOR	824,563
9,101,904,000	JPY	2/2/2045	CSS (g)	(Pay)	1.87%	3 Month JPY LIBOR	747,889
10,272,897,000	JPY	2/5/2045	CSS (g)	(Pay)	1.90%	6 Month JPY LIBOR	670,273
7,871,548,000	JPY	2/6/2045	CSS (g)	(Pay)	1.95%	6 Month JPY LIBOR	244,169
30,713,522,000	JPY	2/9/2045	CSS (g)	(Pay)	1.99%	6 Month JPY LIBOR	185,410
516,900,000	MXN	10/9/2024	BCI (g)	Receive	6.10%	TIIE	714,817
1,305,700,000	MXN	10/11/2024	BCI (g)	Receive	6.18%	TIIE	2,391,850
1,039,700,000	MXN	10/16/2024	BCI (g)	Receive	6.03%	TIIE	1,055,920
519,800,000	MXN	10/17/2024	BCI (g)	Receive	6.05%	TIIE	582,721
521,200,000	MXN	10/18/2024	BCI (g)	Receive	6.08%	TIIE	667,417
1,094,200,000	MXN	10/18/2024	BCI (g)	Receive	6.12%	TIIE	1,635,205

40	See accompanying notes to the financial statements.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
261,000,000	MXN	10/24/2024	BCI (g)	Receive	6.17%	TIIE	$458,364
1,043,900,000	MXN	10/25/2024	BCI (g)	Receive	6.19%	TIIE	1,944,441
785,300,000	MXN	10/28/2024	BCI (g)	Receive	6.13%	TIIE	1,208,637
251,100,000	MXN	10/30/2024	BCI (g)	Receive	6.19%	TIIE	466,816
697,600,000	MXN	11/20/2024	BCI (g)	Receive	6.00%	TIIE	570,730
454,700,000	MXN	11/28/2024	BCI (g)	Receive	6.27%	TIIE	1,020,739
63,250,000	NZD	12/16/2024	BCI (g)	Receive	4.23%	3 Month NZD Bank Bill Rate	1,810,436
31,620,000	NZD	12/18/2024	BCI (g)	Receive	4.20%	3 Month NZD Bank Bill Rate	850,434
86,450,000	NZD	12/22/2024	BCI (g)	Receive	4.14%	3 Month NZD Bank Bill Rate	2,010,312
48,770,000	NZD	12/22/2024	BCI (g)	Receive	4.14%	3 Month NZD Bank Bill Rate	1,116,908
55,801,000	NZD	1/8/2025	BCI (g)	Receive	3.98%	3 Month NZD Bank Bill Rate	724,484
190,238,000	NZD	1/9/2025	JPMF (g)	Receive	3.93%	3 Month NZD Bank Bill Rate	1,939,866
121,435,000	NZD	1/9/2025	BCI (g)	Receive	3.95%	3 Month NZD Bank Bill Rate	1,396,627
168,928,000	NZD	3/2/2025	BCI (g)	Receive	3.73%	3 Month NZD Bank Bill Rate	(373,386)
65,846,000	NZD	3/2/2025	BCI (g)	Receive	3.72%	3 Month NZD Bank Bill Rate	(208,377)
64,744,000	USD	1/22/2020	CSS (g)	(Pay)	1.46%	3 Month USD LIBOR	531,867
172,120,000	USD	12/15/2024	CSS (g)	(Pay)	2.33%	3 Month USD LIBOR	(3,333,237)
43,160,000	USD	12/16/2034	CSS (g)	(Pay)	2.65%	3 Month USD LIBOR	(1,646,990)
45,373,000	USD	1/9/2035	CSS (g)	(Pay)	2.39%	3 Month USD LIBOR	215,703
13,672,000	USD	1/13/2035	CSS (g)	(Pay)	2.45%	3 Month USD LIBOR	(67,895)
13,551,000	USD	1/16/2035	CSS (g)	(Pay)	2.26%	3 Month USD LIBOR	346,964
13,826,000	USD	1/26/2035	CSS (g)	(Pay)	2.31%	3 Month USD LIBOR	249,316
8,907,000	USD	1/30/2035	CSS (g)	(Pay)	2.24%	3 Month USD LIBOR	262,368
145,246,760	USD	2/15/2041	CSS (g)	(Pay)	2.59%	3 Month USD LIBOR	(2,401,327)
65,991,564	USD	2/15/2041	CSS (g)	Receive	2.66%	3 Month USD LIBOR	479,555
217,101,073	USD	2/15/2041	CSS (g)	(Pay)	2.60%	3 Month USD LIBOR	(3,869,691)
223,410,156	USD	2/15/2041	CSS (g)	(Pay)	2.53%	3 Month USD LIBOR	(759,185)
66,975,096	USD	2/15/2041	CSS (g)	Receive	2.64%	3 Month USD LIBOR	489,038
98,337,645	USD	2/15/2041	CSS (g)	Receive	2.66%	3 Month USD LIBOR	713,479
104,646,728	USD	2/15/2041	CSS (g)	Receive	2.66%	3 Month USD LIBOR	773,248
71,482,181	USD	2/15/2041	JPMF (g)	Receive	2.57%	3 Month USD LIBOR	530,627
68,651,520	USD	2/15/2041	JPMF (g)	Receive	2.62%	3 Month USD LIBOR	503,120
68,203,385	USD	2/15/2041	JPMF (g)	Receive	2.63%	3 Month USD LIBOR	460,608
147,780,587	USD	2/15/2041	JPMF (g)	(Pay)	2.56%	3 Month USD LIBOR	(1,491,944)
148,861,594	USD	2/15/2041	CSS (g)	(Pay)	2.56%	3 Month USD LIBOR	(1,510,837)
151,692,255	USD	2/15/2041	CSS (g)	(Pay)	2.51%	3 Month USD LIBOR	(115,263)
64,446,000	USD	11/15/2041	CSS (g)	(Pay)	2.32%	3 Month USD LIBOR	2,062,418
220,303,000	USD	11/15/2041	CSS (g)	(Pay)	2.33%	3 Month USD LIBOR	6,252,021
112,789,000	USD	11/15/2041	CSS (g)	(Pay)	2.51%	3 Month USD LIBOR	(817,058)
91,298,000	USD	11/15/2041	CSS (g)	(Pay)	2.44%	3 Month USD LIBOR	638,221
64,446,000	USD	11/15/2041	CSS (g)	(Pay)	2.38%	3 Month USD LIBOR	1,288,823
112,861,300	USD	2/15/2042	CSS (g)	(Pay)	2.56%	3 Month USD LIBOR	(2,046,808)
112,951,000	USD	11/15/2042	CSS (g)	(Pay)	2.61%	3 Month USD LIBOR	(3,180,200)
112,951,000	USD	2/15/2044	CSS (g)	(Pay)	2.62%	3 Month USD LIBOR	(3,248,850)

See accompanying notes to the financial statements.	41

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
24,024,000	USD	2/9/2045	CSS (g)	(Pay)	2.18%	3 Month USD LIBOR	$1,657,088
12,039,000	USD	2/12/2045	CSS (g)	(Pay)	2.46%	3 Month USD LIBOR	65,762
146,110,928	USD	2/15/2041	CSS (g)	(Pay)	2.57%	3 Month USD LIBOR	(1,863,810)

							$52,615,374

						Premiums to (Pay) Receive	$(11,063,537)

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
162,468,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$112,071
81,876,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(78,844)

						$33,227

				Premiums to (Pay) Receive		$—

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 2).

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(e)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	Swap was cleared through the CME Group.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 87.

42	See accompanying notes to the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

GMO Benchmark-Free Fund returned +5.76% for the fiscal year ended February 28, 2015, as compared with +0.01% for the CPI.

The Fund’s exposures to U.S. quality equities, developed rates positions (driven primarily by euro and Japanese yen positions), and select fundamentally researched U.S. equity holdings were the biggest drivers of the positive relative performance. The Fund’s exposure to European value equities and the investment in GMO Alpha Only Fund detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

44

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares and the Consumer Price Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .13% on the purchase and .13% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

45

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	50.1%
Debt Obligations	23.2
Short-Term Investments	21.3
Futures Contracts	5.0
Options Purchased	2.9
Preferred Stocks	2.2
Investment Funds	0.4
Swap Contracts	0.3
Forward Currency Contracts	0.2
Loan Participations	0.1
Rights/Warrants	0.1
Loan Assignments	0.0 ^
Written/Credit Linked Options	(0.9)
Other	(4.9)

100.0%

Country/Region Summary**	% of Investments
United States	43.3%
Emerging***	40.0
Australia	10.9
Denmark	7.0
New Zealand	5.4
France	4.8
Germany	4.0
Spain	1.4
Italy	1.4
Netherlands	1.3
Hong Kong	1.2
Canada	0.6
Norway	0.6
Sweden	0.6
Israel	0.5
Belgium	0.3
Finland	0.3
Singapore	0.2
Austria	0.1
Ireland	0.1
Portugal	0.1
Switzerland	(2.3)
United Kingdom	(3.7)
Japan	(18.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only. Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Congo, Costa Rica, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Iraq, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, and Vietnam.

^	Rounds to 0.0%.

46

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,866,507	GMO Alpha Only Fund, Class IV	88,736,337
49,267,195	GMO Asset Allocation Bond Fund, Class VI	1,300,653,948
8,476,599	GMO Debt Opportunities Fund, Class VI	210,219,653
29,544,914	GMO Emerging Country Debt Fund, Class IV	280,085,788
72,212,610	GMO Emerging Markets Fund, Class VI	729,347,361
43,803,711	GMO International Equity Fund, Class IV	1,036,395,804
12,691,606	GMO Risk Premium Fund, Class VI	126,154,567
9,645,058	GMO Special Opportunities Fund, Class VI	191,068,608
6,382,588	GMO Systematic Global Macro Opportunity Fund, Class III	215,731,480
48,752,390	GMO U.S. Equity Allocation Fund, Class VI	806,364,529
2,684,004	GMO U.S. Treasury Fund	67,100,110

	TOTAL MUTUAL FUNDS (COST $5,210,296,021)	5,051,858,185

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
549,983	State Street Eurodollar Time Deposit, 0.01%, due 03/02/2015	549,983

	TOTAL SHORT-TERM INVESTMENTS (COST $549,983)	549,983

	TOTAL INVESTMENTS — 100.0% (Cost $5,210,846,004)	5,052,408,168
	Other Assets and Liabilities (net) — (0.0%)	(45,939)

	TOTAL NET ASSETS — 100.0%	$5,052,362,229

See accompanying notes to the financial statements.	47

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Asset Allocation Fund returned +4.55% for the fiscal year ended February 28, 2015, as compared with +6.76% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI All Country World Index (“ACWI”) and 35% Barclays U.S. Aggregate Index).

The Fund’s underweight in equities, which rose, and the allocations to cash and GMO Alpha Only Fund detracted from relative performance.

Exposure to European value equities was the Fund’s largest detractor, but was partially offset by fixed income strategies, particularly developed rates exposures, and U.S. quality stocks, which contributed positively to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

48

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares and the GMO Global Asset Allocation Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .11% on the purchase and .11% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Asset Allocation Index is comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA and 35% Barclays U.S. Aggregate Index through 3/31/2007, and 65% MSCI ACWI (All Country World Index) and 35% Barclays U.S. Aggregate Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

49

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	53.6%
Short-Term Investments	21.6
Debt Obligations	20.3
Futures Contracts	3.7
Options Purchased	2.5
Preferred Stocks	1.9
Investment Funds	0.3
Swap Contracts	0.3
Forward Currency Contracts	0.2
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written/Credit Linked Options	(0.8)
Other	(3.7)

100.0%

Country/Region Summary**	% of Investments
United States	52.4%
Emerging***	25.9
Australia	7.2
France	4.9
Denmark	4.7
Germany	4.0
New Zealand	3.5
Spain	1.4
Italy	1.4
Netherlands	1.1
Hong Kong	0.8
Sweden	0.6
Norway	0.5
Israel	0.5
Canada	0.4
Belgium	0.3
Finland	0.3
Ireland	0.2
Austria	0.1
Portugal	0.1
Singapore	0.1
United Kingdom	0.0 ^
Switzerland	(1.2)
Japan	(9.2)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”), except for GMO Alpha Only Fund. Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Congo, Costa Rica, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Iraq, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, and Vietnam.

^	Rounds to 0.0%.

50

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
14,463,591	GMO Alpha Only Fund, Class IV	331,939,406
38,693,260	GMO Asset Allocation Bond Fund, Class VI	1,021,502,076
8,526,597	GMO Debt Opportunities Fund, Class VI	211,459,613
23,024,727	GMO Emerging Country Debt Fund, Class IV	218,274,412
55,836,499	GMO Emerging Markets Fund, Class VI	563,948,638
52,005,480	GMO International Equity Fund, Class IV	1,230,449,649
12,633,467	GMO Risk Premium Fund, Class VI	125,576,661
4,273,260	GMO Systematic Global Macro Opportunity Fund, Class III	144,436,175
47,347,951	GMO U.S. Equity Allocation Fund, Class VI	783,135,117
9,475,320	GMO U.S. Treasury Fund	236,883,004

	TOTAL MUTUAL FUNDS (COST $4,868,825,641)	4,867,604,751

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .78%, 0.95%, due 01/25/35¿	35,632
54,349	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .28%, 0.45%, due 02/25/36¿	22,283
246,686	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.32%, due 04/25/36¿	223,572
353,246	Aircraft Finance Trust, Series 99-1A, Class A1, 1 mo. LIBOR + .48%, 0.65%, due 05/15/24	119,221
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	500
202,186	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	84,918
226,274	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.17%, due 02/28/40	181,042
9,103	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.51%, due 10/25/34	8,077
22,211	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.50%, due 01/25/35¿	19,559
41,757	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.55%, due 12/25/33¿	40,504
95,623	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.61%, due 10/25/30	84,263

Shares / Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
17,321	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.47%, due 04/25/34¿	13,900
90,091	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.40%, due 10/25/34¿	83,281
4,950	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.73%, due 08/15/30¿	4,108
3,626	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.61%, due 06/25/34¿	3,491
97,053	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/25/30	92,428
38,242	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.42%, due 02/26/34	34,800
39,862	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .80%, 0.97%, due 08/25/34¿	38,407
5,901	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35¿	5,871

	Total Asset-Backed Securities	1,095,857

	TOTAL DEBT OBLIGATIONS (COST $1,125,402)	1,095,857

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
564,254	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	564,254

	TOTAL SHORT-TERM INVESTMENTS (COST $564,254)	564,254

	TOTAL INVESTMENTS — 100.0% (Cost $4,870,515,297)	4,869,264,862
	Other Assets and Liabilities (net) — (0.0%)	(342,465)

	TOTAL NET ASSETS — 100.0%	$4,868,922,397

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.
(a)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 87.

See accompanying notes to the financial statements.	51

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Developed Equity Allocation Fund returned +3.32% for the fiscal year ended February 28, 2015, as compared with +7.87% for the Fund’s benchmark, the MSCI World Index.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning U.S. quality stocks.

Among countries, having an underweight in the U.S. was the largest detractor from relative performance, followed by an overweight in France. Underweights in Australia and Canada had a positive impact.

Both sector allocation and stock selection had a negative impact on relative performance. An overweight position in Energy was the largest detractor to relative performance, more than offsetting the positive impact from being underweight Financials.

Top stock contributions came from overweight positions in French telecom Orange SA, U.S. technology company Cisco Systems, and U.S. health care provider Express Scripts. Detractors included French energy company Total SA, U.S. technology company Apple, and German chemical company BASF SE.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

52

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Developed Equity Allocation Fund Class III Shares and the MSCI World Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

53

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.9%
Preferred Stocks	2.0
Short-Term Investments	1.8
Investment Funds	0.2
Rights/Warrants	0.0 ^
Swap Contracts	0.0 ^
Other	0.1

100.0%

Country/Region Summary**	% of Investments
United States	37.9%
Japan	11.8
United Kingdom	11.7
Emerging***	9.8
France	8.4
Germany	6.5
Italy	2.5
Spain	2.3
Canada	1.1
Switzerland	1.0
Sweden	1.0
Netherlands	1.0
Norway	0.9
Israel	0.7
Australia	0.5
Finland	0.5
Belgium	0.5
Hong Kong	0.4
Denmark	0.4
Ireland	0.3
Singapore	0.3
Austria	0.2
Portugal	0.2
New Zealand	0.1

100.0%

*	The table above shows indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

54

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
17,262,034	GMO Emerging Markets Fund, Class VI	174,346,545
39,107,155	GMO International Equity Fund, Class IV	925,275,298
40,527,045	GMO U.S. Equity Allocation Fund, Class VI	670,317,319

	TOTAL MUTUAL FUNDS (COST $1,724,623,093)	1,769,939,162

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
559,880	State Street Eurodollar Time Deposit, 0.01%, due 03/02/2015	559,880

	TOTAL SHORT-TERM INVESTMENTS (COST $559,880)	559,880

	TOTAL INVESTMENTS — 100.0% (Cost $1,725,182,973)	1,770,499,042
	Other Assets and Liabilities (net) — (0.0%)	(43,613)

	TOTAL NET ASSETS — 100.0%	$1,770,455,429

See accompanying notes to the financial statements.	55

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +3.37% for the fiscal year ended February 28, 2015, as compared with +7.55% for the Fund’s benchmark, the MSCI (All Country World Index) (“ACWI”).

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning U.S. quality stocks.

Among countries, having an underweight in the U.S. was the largest detractor from relative performance, followed by an overweight in France. Underweights in Australia and Canada had a positive impact.

Both sector allocation and stock selection had a negative impact on relative performance. An overweight position in Energy was the largest detractor to relative performance, more than offsetting the positive impact from being underweight Financials.

Top stock contributions came from overweight positions in French telecom Orange SA, U.S. health care provider Express Scripts, and U.S. technology company Cisco Systems. Detractors included French energy company Total SA, German chemical company BASF SE, and U.K. energy company BP.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

56

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI +

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .11% on the purchase and .11% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + represents 75% S&P 500 Index and 25% MSCI ACWI ex-USA prior to May 30, 2008 and MSCI ACWI thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

57

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.6%
Preferred Stocks	3.0
Short-Term Investments	1.7
Investment Funds	0.4
Rights/Warrants	0.0 ^
Swap Contracts	0.0 ^
Other	0.3

100.0%

Country/Region Summary**	% of Investments
United States	34.2%
Emerging***	19.2
United Kingdom	10.3
Japan	10.3
France	7.4
Germany	5.8
Italy	2.2
Spain	2.1
Canada	1.0
Netherlands	0.9
Sweden	0.9
Switzerland	0.9
Norway	0.8
Israel	0.7
Finland	0.5
Belgium	0.5
Australia	0.4
Hong Kong	0.4
Denmark	0.4
Singapore	0.3
Ireland	0.3
Austria	0.2
Portugal	0.2
New Zealand	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

58

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
73,050,265	GMO Emerging Markets Fund, Class VI	737,807,672
74,450,607	GMO International Equity Fund, Class IV	1,761,501,355
78,585,643	GMO U.S. Equity Allocation Fund, Class VI	1,299,806,538

	TOTAL MUTUAL FUNDS (COST $3,967,799,121)	3,799,115,565

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
1,203,072	State Street Eurodollar Time Deposit, 0.01%, due 03/02/2015	1,203,072

	TOTAL SHORT-TERM INVESTMENTS (COST $1,203,072)	1,203,072

	TOTAL INVESTMENTS — 100.0% (Cost $3,969,002,193)	3,800,318,637
	Other Assets and Liabilities (net) — (0.0%)	(62,845)

	TOTAL NET ASSETS — 100.0%	$3,800,255,792

See accompanying notes to the financial statements.	59

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Developed Equity Allocation Fund returned -1.86% for the fiscal year ended February 28, 2015, as compared with -0.03% for the Fund’s benchmark, the MSCI EAFE Index.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning Japanese value stocks.

Among countries, having an overweight in France was the largest detractor from relative performance that more than offset the positive impact from being underweight the U.K. Exposure to emerging stocks also contributed to relative returns.

Sector allocation had a negative impact and stock selection had a positive impact on relative performance. An overweight position in Energy was the largest detractor to relative performance, more than offsetting the positive impact from being underweight Financials.

Top stock contributions came from overweight positions in French telecom Orange SA, Japanese automotive company Nissan, and Israeli software company Check Point. Detractors included French energy company Total SA, Swiss pharmaceutical company Novartis, and German utility company RWE AG.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

60

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO International Developed Equity Allocation Fund Class III Shares and the MSCI EAFE Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

61

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.3%
Preferred Stocks	2.5
Short-Term Investments	1.8
Investment Funds	0.2
Rights/Warrants	0.0 ^
Swap Contracts	0.0 ^
Other	0.2

100.0%

Country/Region Summary**	% of Investments
United Kingdom	20.1%
Japan	20.1
France	14.4
Germany	11.3
Emerging***	9.8
Italy	4.3
Spain	4.0
Canada	1.9
Netherlands	1.8
Sweden	1.8
Switzerland	1.7
Norway	1.5
Israel	1.3
Finland	0.9
Belgium	0.9
Australia	0.8
Hong Kong	0.8
Denmark	0.7
Singapore	0.5
Ireland	0.5
Austria	0.3
Portugal	0.3
New Zealand	0.2
United State	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

62

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
11,526,301	GMO Emerging Markets Fund, Class VI	116,415,639
44,957,500	GMO International Equity Fund, Class IV	1,063,694,450

	TOTAL MUTUAL FUNDS (COST $1,120,628,656)	1,180,110,089

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
448,049	State Street Eurodollar Time Deposit, 0.01%, due 03/02/2015	448,049

	TOTAL SHORT-TERM INVESTMENTS (COST $448,049)	448,049

	TOTAL INVESTMENTS — 100.0% (Cost $1,121,076,705)	1,180,558,138
	Other Assets and Liabilities (net) — (0.0%)	(64,653)

	TOTAL NET ASSETS — 100.0%	$1,180,493,485

See accompanying notes to the financial statements.	63

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned -1.30% for the fiscal year ended February 28, 2015, as compared with +0.87% for the MSCI ACWI (All Country World Index) ex USA Index.

GMO values companies with common economic characteristics in groups, and group allocation had a negative impact on performance relative to the benchmark. The Fund’s exposure to European value stocks was the largest detractor from relative performance, more than offsetting the positive impact from owning Japanese value stocks.

Among countries, having an overweight in France was the largest detractor from relative performance that more than offset the positive impact from being underweight Canada.

Both sector allocation and stock selection had a negative impact on relative performance. An overweight position in Energy was the largest detractor to relative performance, more than offsetting the positive impact from being overweight Telecommunication Services.

Top stock contributions came from overweight positions in French telecom Orange SA, Japanese automotive company Nissan, and Israeli software company Check Point. Detractors included French energy company Total SA, Swiss pharmaceutical company Novartis, and German chemical company BASF SE.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

64

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex USA As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

65

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.1%
Preferred Stocks	4.5
Short-Term Investments	1.6
Investment Funds	0.6
Rights/Warrants	0.0 ^
Swap Contracts	0.0 ^
Other	0.2

100.0%

Country/Region Summary**	% of Investments
Emerging***	28.0%
United Kingdom	16.0
Japan	16.0
France	11.4
Germany	9.0
Italy	3.5
Spain	3.2
Canada	1.5
Switzerland	1.4
Netherlands	1.4
Sweden	1.4
Norway	1.2
Israel	1.0
Finland	0.7
Belgium	0.7
Australia	0.6
Denmark	0.6
Hong Kong	0.6
Singapore	0.5
Ireland	0.4
Austria	0.3
Portugal	0.3
New Zealand	0.2
United States	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

^	Rounds to 0.0%.

66

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
44,489,495	GMO Emerging Markets Fund, Class VI	449,343,904
48,403,063	GMO International Equity Fund, Class IV	1,145,216,474

	TOTAL MUTUAL FUNDS (COST $1,570,950,050)	1,594,560,378

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
521,370	State Street Eurodollar Time Deposit, 0.01%, due 03/02/2015	521,370

	TOTAL SHORT-TERM INVESTMENTS (COST $521,370)	521,370

	TOTAL INVESTMENTS — 100.0% (Cost $1,571,471,420)	1,595,081,748
	Other Assets and Liabilities (net) — (0.0%)	(42,452)

	TOTAL NET ASSETS — 100.0%	$1,595,039,296

See accompanying notes to the financial statements.	67

GMO Special Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

Since their inception on July 28, 2014 Class VI shares of GMO Special Opportunities Fund returned -0.89% for the fiscal period ended February 28, 2015, as compared with -1.13% for the CPI.

The Fund’s exposure to U.S. and U.K. equities added to relative performance, while equity positions in Norway, Romania, Greece, and South Korea detracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

68

GMO Special Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in GMO Special Opportunities Fund Class VI Shares and the Consumer Price Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

69

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	43.7%
Short-Term Investments	39.5
Debt Obligations	12.9
Preferred Stocks	3.4
Investment Funds	2.6
Rights/Warrants	2.0
Futures Contracts**	0.2
Options Purchased	0.6
Forward Currency Contracts	0.1
Swap Contracts	(0.3)
Written Options	(0.3)
Other	(4.4)

100.0%

Country Summary***	% of Investments
United States	56.9%
South Korea	5.9
Romania	5.9
Spain	5.1
United Kingdom	4.8
Puerto Rico	4.3
Iceland	4.0
Argentina	3.3
Canada	3.1
Portugal	3.1
Italy	1.4
Norway	1.1
Brazil	0.8
Singapore	0.3

100.0%

Industry Group Summary	% of Equity Investments****
Diversified Financials	23.1%
Automobiles & Components	22.4
Software & Services	12.9
Capital Goods	9.7
Utilities	6.6
Media	6.5
Insurance	6.2
Energy	5.3
Technology Hardware & Equipment	4.1
Materials	2.5
Banks	0.3
Real Estate	0.2
Telecommunication Services	0.2

100.0%

(a)	GMO Special Opportunities SPC Ltd. is a 100% owned subsidiary of Special Opportunities Fund. As such, the holdings of GMO Special Opportunities SPC Ltd. have been included with Special Opportunities Fund.

*	In the table below, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.
**	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

***	The table excludes short-term investments. The table excludes exposure through forward currency contracts, and includes exposure through derivatives financial instruments, if any. The table takes into account the market values of securities and options and the notional amounts of swap contracts and other derivatives, if any.

****	Investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, debt obligations, short-term investments and ETFs, if any. For a summary of derivative contract and ETF exposure, if any, see the consolidated Schedule of Investments.

70

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 43.7%

	Argentina — 1.3%
74,127	Cresud SA Sponsored ADR	925,475
145,000	Empresa Distribuidora Y Comercializadora Norte ADR *	1,931,400
311,921	Pampa Energia SA Sponsored ADR *	4,014,423
26,000	Telecom Argentina SA Sponsored ADR	583,700
696,659	Transportadora de Gas del Sur SA ADR	2,682,137
38,000	YPF SA Sponsored ADR	976,220

	Total Argentina	11,113,355

	Canada — 2.8%
627,000	Canadian Natural Resources Ltd	18,277,050
6,000,000	Jagercor Energy Corp * (a)	191,984
1,059,500	Uranium Participation Corp *	4,729,230

	Total Canada	23,198,264

	Italy — 1.2%
564,000	Buzzi Unicem SpA	7,965,861
285,000	Buzzi Unicem SpA – RSP	2,546,238

	Total Italy	10,512,099

	Norway — 0.9%
346,128	Aker ASA A Shares	7,931,944

	Romania — 2.5%
6,657,175	Electrica SA *	21,267,344

	South Korea — 1.8%
61,269	Hyundai Motor Co	8,957,223
15,000	Samsung SDI Co Ltd	1,864,403
3,420	Samsung Electronics Co Ltd	4,229,875

	Total South Korea	15,051,501

	United Kingdom — 4.2%
2,465,000	Telecity Group Plc	35,133,858

	United States — 29.0%
1,715,300	Ally Financial, Inc. *	35,643,934
301,262	American International Group, Inc.	16,668,827
549,400	Chicago Bridge & Iron Co NV (NY Shares)	25,360,304
255,000	DIRECTV *	22,593,000
130,000	Fannie Mae *	367,900
130,000	Freddie Mac *	351,000
1,644,000	General Motors Co.	61,337,640
327,064	Global Eagle Entertainment, Inc. *	4,349,951
1,387,351	Interactive Brokers Group, Inc. – Class A	44,214,876
68,467	JG Wentworth Co. – Class A *	708,634
110,000	Leucadia National Corp.	2,610,300
420,000	Microsoft Corp.	18,417,000

Shares	Description	Value ($)
	United States — continued
380,767	Vectrus, Inc. *	12,112,198

	Total United States	244,735,564

	TOTAL COMMON STOCKS (COST $344,269,508)	368,943,929

	PREFERRED STOCKS — 3.4%

	Argentina — 0.0%
11,115	Nortel Inversora SA ADR	252,978

	South Korea — 3.3%
71,119	Hyundai Motor Co	7,089,594
66,584	Hyundai Motor Co Series 2	6,882,234
7,252	Hyundai Motor Co Series 3	703,344
82,506	Samsung C&T Corp	2,432,462
9,095	Samsung Electronics Co Ltd	8,696,242
32,585	Samsung SDI Co Ltd	2,215,271

	Total South Korea	28,019,147

	United States — 0.1%
15,000	Fannie Mae	112,500
34,000	Freddie Mac	246,500

	Total United States	359,000

	TOTAL PREFERRED STOCKS (COST $39,276,638)	28,631,125

	RIGHTS/WARRANTS — 2.0%

	Canada — 0.0%
3,000,000	Jagercor Energy Corp Warrants, Expires 11/24/16 * (a)	—

	United States — 2.0%
391,238	American International Group, Inc., Warrants, Expires 01/19/21 *	9,143,232
379,000	General Motors Co. Warrants, Expires 07/10/19 *	7,307,120
225,000	General Motors Co. Warrants, Expires 12/31/15 *	319,500

	Total United States	16,769,852

	TOTAL RIGHTS/WARRANTS (COST $14,349,576)	16,769,852

	INVESTMENT FUNDS — 2.6%

	Romania — 2.6%
102,243,100	Fondul Proprietatea SA Fund	22,142,868

	TOTAL INVESTMENT FUNDS (COST $26,718,663)	22,142,868

See accompanying consolidated notes to the financial statements.	71

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)		Description	Value ($)
		DEBT OBLIGATIONS — 12.9%

		Corporate Debt — 4.1%
		Portugal — 1.4%
EUR	1,657,000	Novo Banco SA, 3.50%, due 01/23/43	1,573,157
EUR	4,000,000	Novo Banco SA, Reg. S, 3.50%, due 03/18/43	3,795,347
EUR	5,000,000	Novo Banco SA, Reg. S, 3.50%, due 02/19/43	4,746,230
	1,942,000	Novo Banco SA, 3.00%, due 06/21/22	1,640,291

		Total Portugal	11,755,025

		Spain — 0.5%
	1,000,000	Codere Finance Luxembourg SA, 144A, 9.25%, due 02/15/19 (b)	610,000
	5,000,000	Codere Finance Luxembourg SA, Reg. S, 9.25%, due 02/15/19 (b)	3,050,000
EUR	1,000,000	Codere Finance Luxembourg SA, Reg. S, 8.25%, due 06/15/15 (b)	705,002

		Total Spain	4,365,002

		United States — 2.2%
	1,000	Guitar Center, Inc., 144A, 6.50%, due 04/15/19	820
	6,000,000	Key Energy Services, Inc., 6.75%, due 03/01/21	4,008,600
	5,709,000	McDermott International, Inc., 144A, 8.00%, due 05/01/21	3,796,485
	10,000,000	Newmont Mining Corp., 1.63%, due 07/15/17	10,375,000

		Total United States	18,180,905

		Total Corporate Debt	34,300,932

		Foreign Government Obligations — 1.5%
		Argentina — 1.5%
EUR	70,000,000	Republic of Argentina GDP Linked, due 12/15/35 (c)	7,128,349
EUR	10,500,000	Republic of Argentina Par Bond, 2.26%, due 12/31/38 (b)	5,992,514

		Total Argentina	13,120,863

		Total Foreign Government Obligations	13,120,863

		Municipal Obligations — 3.8%
		Puerto Rico — 3.8%
	100,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.00%, due 07/01/17	86,909
	800,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.50%, due 07/01/28	600,296
	55,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.80%, due 07/01/23	42,215

Par Value ($)	Description	Value ($)
	Municipal Obligations — continued
	Puerto Rico — continued
60,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.80%, due 07/01/23	46,053
210,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.05%, due 07/01/28	155,406
90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.10%, due 07/01/34	65,701
225,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.10%, due 07/01/34	164,252
630,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/22	470,730
10,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/19	7,945
130,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/15	128,597
1,740,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.25%, due 07/01/25	1,245,248
90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.50%, due 07/01/27	63,497
375,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.90%, due 07/01/20	292,530
250,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/21	196,485
355,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/19	287,284
1,020,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/22	786,247
7,190,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/33	5,051,263
90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/15	89,243
195,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/23	146,260
2,135,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.13%, due 07/01/37	1,505,239
12,520,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	8,826,976
45,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/29	33,217

72	See accompanying consolidated notes to the financial statements.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)	Description	Value ($)
	Municipal Obligations — continued
	Puerto Rico — continued
30,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.35%, due 07/01/27	21,451
1,200,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.75%, due 07/01/37	876,024
2,655,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	1,964,727
1,010,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	757,500
685,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	510,325
400,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.05%, due 07/01/28	296,012
350,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.15%, due 07/01/38	251,128
125,000	Puerto Rico Commonwealth Industrial Development Co., 5.15%, due 07/01/18	106,456
7,470,000	Puerto Rico Commonwealth Industrial Development Co., 5.20%, due 07/01/23	5,625,433
590,000	Puerto Rico Commonwealth Industrial Development Co., 5.25%, due 07/01/28	359,929
20,000	Puerto Rico Commonwealth Industrial Development Co., 6.70%, due 07/01/21	14,498
990,000	Puerto Rico Commonwealth Industrial Development Co., (Capital Appreciation), due 07/01/17	791,871
10,000	Puerto Rico Commonwealth Industrial Development Co., (Capital Appreciation), due 07/01/18	6,939

	Total Puerto Rico	31,873,886

	Total Municipal Obligations	31,873,886

	Trade Claims — 3.5%
	Iceland — 3.5%
196,000	Kaupthing Bank Claim No 20100106 1074	38,220
730,000	Kaupthing Bank Claim No 20100107 0508	142,350
200,000	Kaupthing Bank Claim No 20100107 0104	39,000
200,000	Kaupthing Bank Claim No 20100107 0215	39,000
200,000	Kaupthing Bank Claim No 20100107 0067	39,000
200,000	Kaupthing Bank Claim No 20100107 0163	39,000

Par Value ($)		Description	Value ($)
		Trade Claims — continued
		Iceland — continued
	200,000	Kaupthing Bank Claim No 20100107 0433	39,000
	200,000	Kaupthing Bank Claim No 20100107 0399	39,000
	200,000	Kaupthing Bank Claim No 20100107 0456	39,000
	230,000	Kaupthing Bank Claim No 20100107 0174	44,850
	230,000	Kaupthing Bank Claim No 20100107 0085	44,850
	250,000	Kaupthing Bank Claim No 20100107 0185	48,750
	300,000	Kaupthing Bank Claim No 20100107 0464	58,500
	400,000	Kaupthing Bank Claim No 20100107 0202	78,000
	300,000	Kaupthing Bank Claim No 20100107 0251	58,500
	205,000	Kaupthing Bank Claim No 20100104 1265	39,975
	690,000	Kaupthing Bank Claim No 20091230 0959	134,550
	210,000	Kaupthing Bank Claim No 20100107 0359	40,950
	210,000	Kaupthing Bank Claim No 20100107 0209	40,950
	220,000	Kaupthing Bank Claim No 20100107 0246	42,900
EUR	442,000	Kaupthing Bank Claim No 20091230 0928	107,580
EUR	386,800	Kaupthing Bank Claim No 20091230 0619	94,145
EUR	1,500,000	Kaupthing Bank Claim No 20100103 0424	365,090
	220,000	Kaupthing Bank Claim No 20100107 0361	42,900
	220,000	Kaupthing Bank Claim No 20100107 0330	42,900
	230,000	Kaupthing Bank Claim No 20100107 0146	44,850
	223,000	Kaupthing Bank Claim No 20100106 0002	43,485
	230,000	Kaupthing Bank Claim No 20100107 0570	44,850
	260,000	Kaupthing Bank Claim No 20100107 0588	50,700
	250,000	Kaupthing Bank Claim No 20100107 0345	48,750
	260,000	Kaupthing Bank Claim No 20100107 0372	50,700
	260,000	Kaupthing Bank Claim No 20100107 0354	50,700

See accompanying consolidated notes to the financial statements.	73

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($)		Description	Value ($)
		Trade Claims — continued
		Iceland — continued
	270,000	Kaupthing Bank Claim No 20100107 0299	52,650
	270,000	Kaupthing Bank Claim No 20100107 0313	52,650
	350,000	Kaupthing Bank Claim No 20100107 0228	68,250
	306,000	Kaupthing Bank Claim No 20100107 0422	59,670
	350,000	Kaupthing Bank Claim No 20100107 0505	68,250
	390,000	Kaupthing Bank Claim No 20100107 0449	76,050
	400,000	Kaupthing Bank Claim No 20100107 0596	78,000
	430,000	Kaupthing Bank Claim No 20100107 0438	83,850
EUR	1,695,000	Kaupthing Bank Claim No 20100103 0455	412,552
EUR	1,603,000	Kaupthing Bank Claim No 20100106 1330	390,160
EUR	2,757,000	Kaupthing Bank Claim No 20100103 0456	671,036
EUR	5,647,000	Kaupthing Bank Claim No 20100103 0458	1,374,443
EUR	6,000,000	Kaupthing Bank Claim No 20100106 0732	1,460,360
	1,450,000	Kaupthing Bank Claim No 20091229 0244	282,750
	1,108,000	Kaupthing Bank Claim No 20091216 0371	216,060
	1,000,000	Kaupthing Bank Claim No 20091230 0286	195,000
	1,750,000	Kaupthing Bank Claim No 20091228 0985	341,250
	1,370,000	Kaupthing Bank Claim No 20100105 0941	267,150
	1,600,000	Kaupthing Bank Claim No 20100105 0981	312,000
EUR	4,521,250	Kaupthing Bank Claim No 20100104 1696	1,100,442
EUR	5,340,000	Kaupthing Bank Claim No 20091230 0642	1,299,721
EUR	2,000,000	Kaupthing Bank Claim No 20100106 0066	486,787
EUR	500,000	Kaupthing Bank Claim No 20100105 0937	121,697
EUR	773,600	Kaupthing Bank Claim No 20091230 0521	188,289
EUR	200,000	Kaupthing Bank Claim No 20091230 0326	48,679
EUR	773,600	Kaupthing Bank Claim No 20091230 0695	188,289

Par Value ($)		Description	Value ($)
		Trade Claims — continued
		Iceland — continued
EUR	750,000	Kaupthing Bank Claim No 20100106 0152	182,545
EUR	10,000,000	Kaupthing Bank Claim No 20100103 0265	2,433,934
	1,400,000	Kaupthing Bank Claim No 20091229 0248	273,000
EUR	1,554,000	Kaupthing Bank Claim No 20100103 0409	378,233
	500,000	Kaupthing Bank Claim No 20100107 0115	97,500
	506,000	Kaupthing Bank Claim No 20100106 1137	98,670
	510,000	Kaupthing Bank Claim No 20100107 0173	99,450
	520,000	Kaupthing Bank Claim No 20100105 1277	101,400
	510,000	Kaupthing Bank Claim No 20100107 0499	99,450
	540,000	Kaupthing Bank Claim No 20100107 0339	105,300
	550,000	Kaupthing Bank Claim No 20100107 0396	107,250
	470,000	Kaupthing Bank Claim No 20100107 0713	91,650
	600,000	Kaupthing Bank Claim No 20100107 0542	117,000
	339,000	Kaupthing Bank Claim No 20100625 0003	66,105
	270,800	Kaupthing Bank Claim No 20091228 0770	52,806
	292,000	Kaupthing Bank Claim No 20091228 0998	56,940
	800,000	Kaupthing Bank Claim No 20100104 0298	156,000
	300,000	Kaupthing Bank Claim No 20091227 0450	58,500
	12,000,000	Kaupthing Bank Claim No 20100106 0246	2,340,000
	634,000	Kaupthing Bank Claim No 20091231 0065	123,630
	500,000	Kaupthing Bank Claim No 20100625 0011	97,500
	250,000	Kaupthing Bank Claim No 20100107 0520	48,750
	500,000	Kaupthing Bank Claim No 20100107 0538	97,500
	190,000	Kaupthing Bank Claim No 20100107 0495	37,050
	12,000,000	Kaupthing Bank Claim No CL 20091227 0008	2,340,000
EUR	5,000,000	Kaupthing Bank Claim No 20100106 0847	1,216,967

74	See accompanying consolidated notes to the financial statements.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value ($) / Principal Amount / Shares		Description	Value ($)
		Trade Claims — continued
		Iceland — continued
EUR	2,500,000	Kaupthing Bank Claim No 20090918 0077	608,483
EUR	18,000,000	Kaupthing Bank Claim No 20091229 0462	4,381,081
EUR	7,500,000	Kaupthing Bank Claim No 20100106 1040	1,825,450

		Total Iceland	29,661,174

		Total Trade Claims	29,661,174

		TOTAL DEBT OBLIGATIONS (COST $116,477,442)	108,956,855

		OPTIONS PURCHASED — 0.6%

		Equity Options — 0.3%
	1,600	American International Group, Inc., Put, Expires 01/15/16, Strike 55.00	672,000
	290	AT&T, Inc., Put, Expires 04/17/15, Strike 33.00	8,990
	450	Ensco PLC, Put, Expires 01/15/16, Strike 30.00	337,500
	5,000	Interactive Brokers Group, Inc., Put, Expires 06/19/15, Strike 15.00	—
	2,700	iShares US Real Estate ETF, Put, Expires 01/15/16, Strike 75.00	1,215,000
	580	Noble Corp PLC, Put, Expires 01/15/16, Strike 18.00	243,600
	500	Pilgrim’s Pride Corp., Call, Expires 01/15/16, Strike 40.00	2,500
	72	Sanderson Farms, Inc., Call, Expires 05/15/15, Strike 119.50	—

		Total Equity Options	2,479,590

		Quanto Options — 0.3%
	960,000	Keppel Corp. Ltd, Put, Expires 10/07/15, Strike 10.00	1,679,259
	400,000	Keppel Corp. Ltd, Put, Expires 10/21/15, Strike 10.00	699,690

		Total Quanto Options	2,378,949

		TOTAL OPTIONS PURCHASED (COST $3,265,221)	4,858,539

		SHORT-TERM INVESTMENTS — 39.5%

		Money Market Funds — 1.4%
	11,600,969	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (d) (e)	11,600,969

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — continued
	U.S. Government — 38.1%
4,000,000	U.S. Treasury Bill, 0.01%, due 03/19/15 (f)	3,999,972
3,000,000	U.S. Treasury Bill, 0.01%, due 03/05/15 (f)	2,999,997
1,000,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (d) (f)	999,987
47,000,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (f) (g)	46,995,864
39,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (f)	38,992,629
31,000,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (f)	30,999,597
46,000,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (f)	45,998,528
2,700,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (f)	2,699,919
4,000,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (f)	3,999,692
83,443,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (d) (f)	83,436,742
20,000,000	U.S. Treasury Bill, 0.03%, due 07/09/15 (f)	19,997,680
40,300,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (f)	40,292,101

	Total U.S. Government	321,412,708

	TOTAL SHORT-TERM INVESTMENTS (COST $332,981,761)	333,013,677

	TOTAL INVESTMENTS — 104.7% (Cost $877,338,809)	883,316,845
	Other Assets and Liabilities (net) — (4.7%)	(39,452,898)

	TOTAL NET ASSETS — 100.0%	$843,863,947

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/21/2015	GS	EUR	7,500,000	USD	8,571,600	$173,908
04/21/2015	MSCI	EUR	22,500,000	USD	25,710,660	517,582
04/20/2015	BOA	RON	40,000,000	USD	10,217,114	123,670

						$815,160

See accompanying consolidated notes to the financial statements.	75

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Futures Contracts (d)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
133	Uranium Futures	January 2017	$1,459,675	$293,671
133	Uranium Futures	February 2017	1,459,675	293,671
133	Uranium Futures	March 2017	1,459,675	293,671
133	Uranium Futures	April 2017	1,469,650	303,646
133	Uranium Futures	May 2017	1,492,925	326,921
133	Uranium Futures	June 2017	1,492,925	326,921
25	Natural Gas	December 2019	251,250	(9,687)
25	Natural Gas	January 2020	250,000	(10,937)
25	Natural Gas	February 2020	246,250	(14,688)
25	Natural Gas	March 2020	227,812	(33,125)
25	Natural Gas	April 2020	227,813	(33,125)
25	Natural Gas	May 2020	229,625	(31,313)
25	Natural Gas	June 2020	231,500	(29,438)
25	Natural Gas	July 2020	232,750	(28,188)
25	Natural Gas	August 2020	232,250	(28,688)
25	Natural Gas	September 2020	233,750	(27,188)
25	Natural Gas	October 2020	238,875	(22,063)
25	Natural Gas	November 2020	250,250	(10,687)

			$11,686,650	$1,559,374

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	1,600	01/15/2016	American International Group, Inc., Strike 45	$220,254	$(212,800)
Call	1,600	01/15/2016	American International Group, Inc., Strike 65	242,653	(176,000)
Put	1,440	01/15/2016	Canadian Natural Resources Ltd., Strike 28	679,178	(518,400)
Put	850	01/15/2016	Chicago Bridge & Iron Co. NV, Strike 35	470,660	(212,500)
Put	840	01/15/2016	Chicago Bridge & Iron Co. NV, Strike 40	454,986	(327,600)
Put	2,700	01/15/2016	iShares US Real Estate ETF, Strike 65	449,977	(480,600)
Call	474	01/15/2016	Pilgrim’s Pride Corp., Strike 20	443,968	(739,440)
Call	72	05/15/2015	Sanderson Farms, Inc., Strike 60	155,060	(199,440)

				$3,116,736	$(2,866,780)

76	See accompanying consolidated notes to the financial statements.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
35,000,000	USD	12/20/2015	GS	(Pay)	5.00%	0.75%	Ally Financial, Inc.	N/A	$(1,209,389)
50,000,000	USD	12/20/2016	CSI	(Pay)	1.00%	0.18%	AIG	N/A	(744,695)
2,000,000	EUR	3/20/2017	MSCI	(Pay)	5.00%	2.65%	Novo Banco	N/A	(104,690)
5,000,000	USD	9/20/2017	BCLY	(Pay)	1.00%	0.44%	Newmont Mining Corp.	N/A	(70,931)
5,000,000	USD	9/20/2017	BCLY	(Pay)	1.00%	0.44%	Newmont Mining Corp.	N/A	(70,931)
5,000,000	EUR	6/20/2019	JPM	(Pay)	1.00%	0.88%	Abesm	N/A	(27,820)
5,000,000	USD	12/20/2019	CSI	(Pay)	1.00%	0.58%	Tyson Foods	N/A	(98,513)
10,000,000	USD	12/20/2019	GS	(Pay)	1.00%	0.79%	GATX Corp.	N/A	(95,571)
2,000,000	USD	12/20/2019	JPM	(Pay)	1.00%	6.23%	Petroleo Brasileiro	N/A	405,029
4,000,000	USD	12/20/2019	GS	(Pay)	1.00%	6.23%	Petroleo Brasileiro	N/A	810,059
5,000,000	EUR	12/20/2019	JPM	(Pay)	5.00%	2.55%	Novo Banco	N/A	(600,478)
10,000,000	USD	12/20/2019	GS	(Pay)	1.00%	0.44%	Ryder System	N/A	(262,144)
3,000,000	EUR	3/20/2020	MSCI	(Pay)	5.00%	2.55%	Novo Banco	N/A	(377,339)
10,000,000	EUR	3/20/2020	JPM	(Pay)	1.00%	1.06%	Abesm	N/A	34,427
15,000,000	EUR	3/20/2020	BCLY	(Pay)	1.00%	1.43%	Banco Santander S.A.	N/A	357,696
10,000,000	USD	3/20/2020	JPM	(Pay)	1.00%	0.83%	GATX Corp.	N/A	(80,270)

									$(2,135,560)

							Premiums to (Pay) Receive		$2,257,850

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2015, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Affiliated company (Note 10).

(b)	Security is in default.

(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	All or a portion of this security is owned by GMO Special Opportunities SPC Ltd, which is a 100% owned subsidiary of GMO Special Opportunities Fund.
(e)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 87.

See accompanying consolidated notes to the financial statements.	77

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +5.36% for the fiscal year ended February 28, 2015, as compared with +7.23% for the Fund’s benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index and 25% Barclays U.S. Aggregate Index).

Asset allocation detracted from relative performance. The Fund’s underweight in equities, which rose, and cash allocation detracted from relative performance. Fixed income strategies, particularly developed rates exposures, and U.S. quality stocks were the largest positive relative contributors while exposure to European value equities detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

78

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares and the

GMO Strategic Opportunities Allocation Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .06% on the purchase and .06% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

79

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	64.5%
Debt Obligations	19.7
Short-Term Investments	10.5
Options Purchased	2.5
Preferred Stocks	2.4
Investment Funds	0.3
Swap Contracts	0.3
Forward Currency Contracts	0.2
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Futures Contracts	0.0 ^
Written/Credit Linked Options	(0.8)
Other	0.3

100.0%

Country/Region Summary**	% of Investments
United States	39.5%
Emerging***	32.9
Australia	8.4
France	6.1
Denmark	5.5
Germany	4.8
New Zealand	4.2
Italy	1.8
Spain	1.7
Netherlands	1.4
Hong Kong	1.0
Sweden	0.8
Norway	0.7
Israel	0.6
Canada	0.5
Finland	0.4
Belgium	0.4
Ireland	0.2
Portugal	0.2
Singapore	0.1
Austria	0.1
United Kingdom	(0.7)
Switzerland	(1.5)
Japan	(9.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security.

***	The “Emerging” exposure is primarily comprised of: Angola, Argentina, Azerbaijan, Brazil, Chile, China, Colombia, Congo, Costa Rica, Croatia, Czech Republic, Dominican Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Iraq, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Ukraine, Uruguay, Venezuela, and Vietnam.

^	Rounds to 0.00%.

80

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
21,615,315	GMO Asset Allocation Bond Fund, Class VI	570,644,317
3,678,229	GMO Debt Opportunities Fund, Class VI	91,220,086
11,508,246	GMO Emerging Country Debt Fund, Class IV	109,098,171
39,198,099	GMO Emerging Markets Fund, Class VI	395,900,795
32,026,116	GMO International Equity Fund, Class IV	757,737,909
31,687,969	GMO U.S. Equity Allocation Fund, Class VI	524,119,008

	TOTAL MUTUAL FUNDS (COST $2,371,307,655)	2,448,720,286

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
539,163	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.47%, due 05/28/39	226,448
1,816	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, 1 mo. LIBOR + .22%, 0.39%, due 11/25/35¿	1,807

	Total Asset-Backed Securities	228,255

	TOTAL DEBT OBLIGATIONS (COST $439,162)	228,255

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
325,892	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	325,892

	TOTAL SHORT-TERM INVESTMENTS (COST $325,892)	325,892

	TOTAL INVESTMENTS — 100.0% (Cost $2,372,072,709)	2,449,274,433
	Other Assets and Liabilities (net) — (0.0%)	(80,890)

	TOTAL NET ASSETS — 100.0%	$2,449,193,543

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 87.

See accompanying notes to the financial statements.	81

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro Team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

GMO Systematic Global Macro Opportunity Fund returned +5.03% for the fiscal year ended February 28, 2015, as compared with 0.03% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed its benchmark by 5.01% during the fiscal year.

The Fund added value in currency markets, bond markets, equity markets, and commodity markets relative to the benchmark over the fiscal year. The Fund’s currency positions contributed to positive relative returns as the U.S. dollar strengthened against the euro and Australian dollar. The Fund’s net long equity markets allocation added to relative performance as global equity markets advanced 7.9% as measured by the MSCI World Index in U.S. dollars. The Fund’s bond positions added to relative performance due to a long position in U.S. 10-year Treasury note futures and a short position in 10-year Japanese Government Bond futures. The Fund’s commodity market positions added to relative performance. While commodity markets fell 22.8% as measured by the Bloomberg Commodity Total Return Index, the Fund’s net short commodity market allocation added to relative performance, however commodity market selection was negative due to a short position in gold.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

82

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

Class III Shares and the Citigroup 3-Month Treasury Bill +++ Index

As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

*	The Citigroup 3-Month Treasury Bill +++ Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index (formerly the Dow Jones-AIG Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through October 3, 2011 and the Citigroup 3-Month Treasury Bill Index thereafter.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

83

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Futures Contracts**	53.3%
Short-Term Investments	46.6
Debt Obligations	0.1
Forward Currency Contracts	0.0	^
Options Purchased	0.0	^
Swap Contracts	(0.0	)^

	100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund). As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO Systematic Global Macro Opportunity Fund.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Futures concentrations use the net notional contract amounts for purposes of computing asset class exposures. See Schedule of Investments for more information.

**	Some or all is comprised of commodity exposure. See the Consolidated Schedule of Investments.

^	Rounds to 0.0%.

84

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 37.5%

	Affiliated Issuers — 37.5%
114,748	GMO Debt Opportunities Fund, Class VI	2,845,741
22,348,615	GMO U.S. Treasury Fund	558,715,385

		561,561,126

	TOTAL MUTUAL FUNDS (COST $561,834,774)	561,561,126

	SHORT-TERM INVESTMENTS — 62.6%

	Money Market Funds — 5.7%
15,115,959	SSgA USD Liquidity Fund – Class S2 Shares (a)	15,115,959
71,202,714	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	71,202,714

	Total Money Market Funds	86,318,673

	U.S. Government — 56.9%
50,000,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (a) (c)	49,999,350
69,000,000	U.S. Treasury Bill, 0.02%, due 05/28/15 (a) (c)	68,997,102
8,000,000	U.S. Treasury Bill, 0.01%, due 03/12/15 (a) (c)	7,999,984
220,000,000	U.S. Treasury Bill, 0.01%, due 03/19/15 (a) (c)	219,998,460
115,000,000	U.S. Treasury Bill, 0.01%, due 05/21/15 (a) (c) (d)	114,996,205
150,000,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (a) (c)	149,998,050
5,000,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (a) (c)	4,999,835
45,000,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (a) (c) (d)	44,999,415
70,000,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (a) (c)	69,998,460
75,000,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (a) (c) (d)	74,994,225
46,000,000	U.S. Treasury Bill, 0.04%, due 07/16/15 (a) (c)	45,992,180

	Total U.S. Government	852,973,266

	TOTAL SHORT-TERM INVESTMENTS (COST $939,261,711)	939,291,939

	TOTAL INVESTMENTS — 100.1% (Cost $1,501,096,485)	1,500,853,065
	Other Assets and Liabilities (net) — (0.1%)	(1,410,450)

	TOTAL NET ASSETS — 100.0%	$1,499,442,615

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/27/2015	MSCI	AUD	8,000,000	USD	6,083,360	$(159,286)
04/07/2015	CSI	AUD	136,000,000	USD	106,005,200	(53,064)
04/07/2015	MSCI	AUD	136,000,000	USD	106,038,520	(19,744)
03/16/2015	JPM	EUR	64,500,000	USD	76,568,273	4,378,896
03/16/2015	MSCI	EUR	81,100,000	USD	96,201,712	5,433,365
03/12/2015	CSI	GBP	15,000,000	USD	22,746,570	(409,680)
03/12/2015	DB	GBP	2,000,000	USD	3,017,100	(70,400)
03/12/2015	MSCI	GBP	1,000,000	USD	1,511,785	(31,965)
03/16/2015	DB	GBP	84,000,000	USD	127,290,912	(2,380,612)
03/23/2015	CSI	GBP	9,000,000	USD	13,819,590	(73,135)
03/23/2015	DB	GBP	3,000,000	USD	4,504,200	(126,708)
03/23/2015	JPM	GBP	10,000,000	USD	15,433,500	(2,861)
03/23/2015	MSCI	GBP	52,000,000	USD	78,797,784	(1,471,294)
04/13/2015	DB	JPY	1,731,000,000	USD	14,601,309	122,881
04/13/2015	JPM	JPY	851,000,000	USD	7,149,062	31,129
03/16/2015	CSI	USD	54,298,384	EUR	48,000,000	(576,058)
03/16/2015	DB	USD	55,658,908	EUR	48,600,000	(1,265,053)
03/16/2015	DB	USD	3,041,510	GBP	2,000,000	45,907
03/16/2015	JPM	USD	72,847,777	EUR	62,600,000	(2,784,910)
03/16/2015	MSCI	USD	28,244,000	EUR	25,000,000	(263,622)
03/27/2015	CSI	USD	16,347,880	AUD	21,000,000	39,066
03/27/2015	DB	USD	7,778,400	AUD	10,000,000	24,908
03/27/2015	JPM	USD	3,832,590	AUD	5,000,000	69,064
04/07/2015	DB	USD	27,323,400	AUD	35,000,000	(28,993)
04/13/2015	MSCI	USD	21,718,570	JPY	2,581,100,000	(129,737)

						$298,094

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
2,236	Euro STOXX 50 Futures	March 2015	$89,586,096	$3,744,882
2,311	FTSE 100	March 2015	246,981,509	20,972,676
264	Hang Seng	March 2015	42,274,967	249,208
747	Mini MSCI Emerging Markets	March 2015	37,081,080	1,887,397
356	MSCI Singapore	March 2015	20,170,104	13,877
1,442	MSCI Taiwan	March 2015	51,638,020	721,854
461	S&P 500 E-Mini Index	March 2015	48,633,195	2,565,262
260	Soybean (a)	May 2015	13,412,750	672,017
4,092	U.S. Treasury Note 10 Yr. (CBT)	June 2015	522,305,438	(1,933,450)

			$1,072,083,159	$28,893,723

See accompanying notes to the financial statements.	85

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Futures Contracts (continued)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
3,223	Corn (a)	May 2015	$63,372,237	$219,190
372	Euro Bund	March 2015	66,677,157	(298,987)
929	FTSE 40	March 2015	37,539,471	(3,320,728)
155	Gold 100 OZ (a)	April 2015	18,803,050	63,276
331	Japanese Government Bond 10 Yr. (OSE)	March 2015	409,369,298	(2,257,332)
235	S&P TSX 60 Index	March 2015	33,560,404	(371,117)
98	SPI 200	March 2015	11,272,460	(1,203,801)

			$640,594,077	$(7,169,499)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 87.

86	See accompanying notes to the financial statements.

GMO Trust Funds

Consolidated Schedule of Investments — (Continued)

February 28, 2015

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

BZDIOVRA - Brazil Interbank Deposit Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMS - Constant Maturity Swap

CP - Counterparty

CZK PRIBOR - Prague Interbank Offered Rate denominated in Czech Koruna.

DKK CIBOR - Copenhagen Interbank Offered Rate denominated in Danish Krone.

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

GDR - Global Depository Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

MSCI - Morgan Stanley Capital International

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

REIT - Real Estate Investment Trust

SIFMA - Securities Industry and Financial Markets Association

SONIA - Sterling Overnight Interbank Average

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2015, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCI - Barclays Capital Inc.

BCLY - Barclays Bank Plc

BOA - Bank of America, N.A.

CSI - Credit Suisse International

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CHF - Swiss Franc

CZK - Czech Koruna

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

RON - Romanian New Leu

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.	87

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015

	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$5,742,772,448	$5,051,858,185	$4,867,604,751
Investments in unaffiliated issuers, at value (Note 2)(b)	3,342,606,047	15,907,703,648	549,983	1,660,111
Foreign currency, at value (Note 2)(c)	1,383,785	35,625,020	—	—
Receivable for investments sold	3,069,403	316,133,661	15,529,883	19,896,423
Receivable for investments sold short	—	19,106,192	—	—
Interest receivable for open OTC swap contracts	—	492,667	—	—
Cash	—	—	—	964
Receivable for Fund shares sold	—	6,341,866	—	5,550,000
Dividends and interest receivable	7,068,274	29,781,505	3,055	13,994
Dividend withholding tax receivable	643,013	—	—	—
Foreign capital gains tax refund receivable	—	7,877,130	—	—
Unrealized appreciation on open forward currency contracts (Note 4)	—	90,753,256	—	—
Receivable for foreign currency sold	4,532	—	—	—
Receivable for variation margin on open futures contracts (Note 4)	10,293,545	2,707,041	—	—
Receivable for variation margin on open cleared swap contracts (Note 4)	—	4,094,976	—	—
Due from broker (Note 2)	—	863,493,242	—	—
Receivable for open OTC swap contracts (Note 4)	—	31,868,214	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	30,336	3,755,240	17,189	18,251
Miscellaneous receivable	—	7,757	20,200	22,175

Total assets	3,365,098,935	23,062,513,863	5,067,978,495	4,894,766,669

Liabilities:
Investments sold short, at value (Note 2)(d)	—	576,055,848	—	—
Payable for investments purchased	2,992,269	545,222,195	3,055	10,673
Payable for investments sold short	—	30,551,825	—	—
Payable for Fund shares repurchased	—	1,135,031	15,538,764	25,713,946
Accrued foreign capital gains tax payable (Note 2)	15,729	163,704	—	—
Payable to affiliate for (Note 5):
Management fee	1,309,706	10,973,321	—	—
Supplemental support fee – Class MF	—	962,035	—	—
Shareholder service fee	262,999	955,416	—	—
Payable for variation margin on open cleared swap contracts (Note 4)	—	13,867,827	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	48,032,936	—	—
Interest and dividend payable for short sales	—	1,097,262	—	—
Payable for open OTC swap contracts (Note 4)	—	11,000,685	—	—
Written options outstanding, at value (Note 4)(e)	—	160,675,886	—	—
Payable to agents unaffiliated with GMO	347	3,869	520	522
Payable to Trustees and related expenses	4,112	44,713	6,222	6,548
Accrued expenses	431,147	1,990,571	67,705	112,583

Total liabilities	5,016,309	1,402,733,124	15,616,266	25,844,272

Net assets	$3,360,082,626	$21,659,780,739	$5,052,362,229	$4,868,922,397

(a) Cost of investments – affiliated issuers:	$—	$5,764,124,240	$5,210,296,021	$4,868,825,641
(b) Cost of investments – unaffiliated issuers:	$3,163,306,481	$15,694,536,232	$549,983	$1,689,656
(c) Cost of foreign currency:	$1,382,600	$35,564,960	$—	$—
(d) Proceeds from securities sold short:	$—	$536,356,918	$—	$—
(e) Premiums on written options:	$—	$179,800,287	$—	$—

88	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Net assets consist of:
Paid-in capital	$4,115,928,593	$21,202,143,436	$5,081,354,433	$4,760,736,351
Accumulated undistributed net investment income	36,180,287	233,825,925	7,237,951	4,070,964
Accumulated net realized gain (loss)	(850,078,277)	(54,129,360)	122,207,681	105,365,517
Net unrealized appreciation (depreciation)	58,052,023	277,940,738	(158,437,836)	(1,250,435)

	$3,360,082,626	$21,659,780,739	$5,052,362,229	$4,868,922,397

Net assets attributable to:
Class III shares	$26,694,601	$6,040,890,814	$5,052,362,229	$4,868,922,397

Class IV shares	$3,333,388,025	$3,363,711,334	$—	$—

Class MF shares	$—	$12,255,178,591	$—	$—

Shares outstanding:
Class III	1,164,225	223,443,946	248,835,064	432,079,921

Class IV	145,270,955	124,454,151	—	—

Class MF	—	453,216,957	—	—

Net asset value per share:
Class III	$22.93	$27.04	$20.30	$11.27

Class IV	$22.95	$27.03	$—	$—

Class MF	$—	$27.04	$—	$—

See accompanying notes to the financial statements.	89

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$1,769,939,162	$3,799,115,565	$1,180,110,089	$1,594,560,378
Investments in unaffiliated issuers, at value (Note 2)(b)	559,880	1,203,072	448,049	521,370
Receivable for investments sold	—	2,351,357	—	—
Receivable for Fund shares sold	—	1,148,601	419	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	26,302	56,940	11,439	9,043
Miscellaneous receivable	—	2,589	18	—

Total assets	1,770,525,344	3,803,878,124	1,180,570,014	1,595,090,791

Liabilities:
Payable for Fund shares repurchased	—	3,502,588	22,354	—
Payable to agents unaffiliated with GMO	174	405	116	173
Payable to Trustees and related expenses	2,167	4,783	1,369	2,046
Accrued expenses	67,574	114,556	52,690	49,276

Total liabilities	69,915	3,622,332	76,529	51,495

Net assets	$1,770,455,429	$3,800,255,792	$1,180,493,485	$1,595,039,296

Net assets consist of:
Paid-in capital	$1,655,822,722	$3,749,338,542	$1,265,214,820	$1,571,161,646
Accumulated undistributed net investment income	571,770	1,970,901	207,352	785,627
Accumulated net realized gain (loss)	68,744,868	217,629,905	(144,410,120)	(518,305)
Net unrealized appreciation (depreciation)	45,316,069	(168,683,556)	59,481,433	23,610,328

	$1,770,455,429	$3,800,255,792	$1,180,493,485	$1,595,039,296

Net assets attributable to:
Class III shares	$1,770,455,429	$3,800,255,792	$1,180,493,485	$1,595,039,296

Shares outstanding:
Class III	77,527,733	435,030,785	69,947,389	150,931,074

Net asset value per share:
Class III	$22.84	$8.74	$16.88	$10.57

(a) Cost of investments – affiliated issuers:	$1,724,623,093	$3,967,799,121	$1,120,628,656	$1,570,950,050
(b) Cost of investments – unaffiliated issuers:	$559,880	$1,203,072	$448,049	$521,370

90	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund	Consolidated Systematic Global Macro Opportunity Fund*
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$191,984	$2,448,720,286	$561,561,126
Investments in unaffiliated issuers, at value (Note 2)(b)	883,124,861	554,147	939,291,939
Receivable for investments sold	—	8,721,184	—
Receivable for Fund shares sold	—	618,927	—
Dividends and interest receivable	1,867,490	704	75,232
Unrealized appreciation on open forward currency contracts (Note 4)	815,160	—	10,145,216
Receivable for variation margin on open futures contracts (Note 4)	1,065	—	927,930
Receivable for open OTC swap contracts (Note 4)	1,607,211	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	20,811	14,500	23,990
Miscellaneous receivable	—	5,233	23,704

Total assets	887,628,582	2,458,634,981	1,512,049,137

Liabilities:
Payable for investments purchased	35,125,084	—	25,405
Payable for Fund shares repurchased	—	9,340,557	—
Accrued foreign capital gains tax payable (Note 2)	226,268	—	—
Payable to affiliate for (Note 5):
Management fee	726,082	—	820,999
Shareholder service fee	36,304	—	175,927
Due to broker	—	—	819,362
Payable for variation margin on open futures contracts (Note 4)	—	—	743,713
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	9,847,122
Interest payable for open OTC swap contracts	700,976	—	—
Payable for open OTC swap contracts (Note 4)	3,742,771	—	—
Written options outstanding, at value (Note 4)(c)	2,866,780	—	—
Payable to agents unaffiliated with GMO	86	260	145
Payable to Trustees and related expenses	852	3,093	1,907
Accrued expenses	339,432	97,528	171,942

Total liabilities	43,764,635	9,441,438	12,606,522

Net assets	$843,863,947	$2,449,193,543	$1,499,442,615

(a) Cost of investments – affiliated issuers:	$317,181	$2,371,307,655	$561,834,774
(b) Cost of investments – unaffiliated issuers:	$877,021,628	$765,054	$939,261,711
(c) Premiums on written options:	$3,116,736	$—	$—

*	Formerly Alternative Asset Opportunity Fund.

See accompanying notes to the financial statements.	91

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2015 — (Continued)

	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund	Consolidated Systematic Global Macro Opportunity Fund*
Net assets consist of:
Paid-in capital	$843,220,450	$2,277,840,650
Accumulated undistributed net investment income	2,070,783	1,547,442
Accumulated net realized gain (loss)	(12,587,421)	92,603,727
Net unrealized appreciation	11,160,135	77,201,724

	$843,863,947	$2,449,193,543

Net assets attributable to:
Class III shares	$—	$2,449,193,543	$1,499,442,615

Class VI shares	$843,863,947	$—	$—

Shares outstanding:
Class III	—	111,886,982	44,362,462

Class VI	42,598,653	—	—

Net asset value per share:
Class III	$—	$21.89	$33.80

Class VI	$19.81	$—	$—

*	Formerly Alternative Asset Opportunity Fund.

92	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015

	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$—	$107,852,536	$137,016,617	$144,545,361
Dividends from unaffiliated issuers (Net of withholding tax)(a)	79,973,128	222,345,901	—	7
Interest	683,486	38,605,374	363	349,874

Total investment income	80,656,614	368,803,811	137,016,980	144,895,242

Expenses:
Management fee (Note 5)	19,583,444	120,035,547	—	—
Shareholder service fee – Class III (Note 5)	51,721	6,507,633	—	—
Shareholder service fee – Class IV (Note 5)	3,882,209	2,779,227	—	—
Supplemental support fee – Class MF (Note 5)	—	11,349,358	—	—
Interest expense (Note 2)	—	351,949	—	—
Audit and tax fees	102,699	266,993	31,592	86,943
Custodian and fund accounting agent fees	1,195,553	4,472,955	74,590	91,057
Dividend expense on short sales	—	9,638,090	—	—
Legal fees	75,201	580,877	76,662	84,736
Registration fees	56,323	313,153	—	12,181
Transfer agent fees	38,578	—	—	—
Trustees fees and related expenses (Note 5)	45,285	362,717	53,529	60,356
Miscellaneous	68,662	209,869	23,789	38,147

Total expenses	25,099,675	156,868,368	260,162	373,420
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(1,506,024)	(5,683,633)	(200,633)	(306,127)
Indirectly incurred fees waived or borne by GMO (Note 5)	—	(26,341,016)	—	—
Supplemental support fee waived – Class MF (Note 5)	—	(3,555,493)	—	—
Shareholder service fee waived (Note 5)	—	(5,245,217)	—	—

Net expenses	23,593,651	116,043,009	59,529	67,293

Net investment income (loss)	57,062,963	252,760,802	136,957,451	144,827,949

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	36,610,266	334,929,122	—	366,198
Investments in securities sold short	—	(27,156,678)	—	—
Investments in affiliated issuers	—	(3,724,900)	15,182,180	117,129,546
Realized gain distributions from affiliated issuers (Note 10)	—	—	189,193,355	186,063,787
Futures contracts	(307,309,048)	(6,714,044)	—	—
Written options	—	76,111,869	—	—
Swap contracts	(15,983,401)	(12,119,641)	—	—
Foreign currency, forward contracts and foreign currency related transactions	38,661,683	330,009,142	—	—

Net realized gain (loss)	(248,020,500)	691,334,870	204,375,535	303,559,531

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(c)	95,685,622	(174,142,624)	—	(340,352)
Investments in affiliated issuers	—	(51,358,234)	(83,722,700)	(235,767,459)
Investments in securities sold short	—	(39,698,930)	—	—
Futures contracts	(42,342,441)	5,428,316	—	—
Written options	—	15,088,062	—	—
Swap contracts	15,747,219	55,475,349	—	—
Foreign currency, forward contracts and foreign currency related transactions	7,734,047	85,995,681	—	—

Net unrealized gain (loss)	76,824,447	(103,212,380)	(83,722,700)	(236,107,811)

Net realized and unrealized gain (loss)	(171,196,053)	588,122,490	120,652,835	67,451,720

Net increase (decrease) in net assets resulting from operations	$(114,133,090)	$840,883,292	$257,610,286	$212,279,669

(a) Withholding tax:	$4,280,105	$18,883,508	$—	$—
(b) Foreign capital gains tax on realized gains:	$—	$2,133,940	$—	$—
(c) Foreign capital gains tax on unrealized appreciation:	$15,729	$(362,197)	$—	$—

See accompanying notes to the financial statements.	93

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$56,095,764	$123,902,922	$48,834,167	$67,664,416
Interest	126	181	2,463	6,018

Total investment income	56,095,890	123,903,103	48,836,630	67,670,434

Expenses:
Audit and tax fees	25,761	25,755	25,755	25,755
Custodian, fund accounting agent and transfer agent fees	58,707	69,340	61,193	59,711
Legal fees	26,991	57,600	18,606	27,790
Registration fees	22,202	77,896	5,360	12,812
Trustees fees and related expenses (Note 5)	19,174	39,602	13,071	19,663
Miscellaneous	15,967	24,289	13,505	15,699

Total expenses	168,802	294,482	137,490	161,430
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(147,438)	(249,747)	(122,959)	(139,455)

Net expenses	21,364	44,735	14,531	21,975

Net investment income (loss)	56,074,526	123,858,368	48,822,099	67,648,459

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	29,854,682	62,456,288	11,356,075	45,205,923
Realized gain distributions from affiliated issuers (Note 10)	114,443,983	240,933,161	37,119,797	43,246,524

Net realized gain (loss)	144,298,665	303,389,449	48,475,872	88,452,447

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(146,557,880)	(339,474,905)	(119,670,547)	(183,827,035)

Net unrealized gain (loss)	(146,557,880)	(339,474,905)	(119,670,547)	(183,827,035)

Net realized and unrealized gain (loss)	(2,259,215)	(36,085,456)	(71,194,675)	(95,374,588)

Net increase (decrease) in net assets resulting from operations	$53,815,311	$87,772,912	$(22,372,576)	$(27,726,129)

94	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2015 — (Continued)

	Consolidated Special Opportunities Fund*	Strategic Opportunities Allocation Fund	Consolidated Systematic Global Macro Opportunity Fund**
Investment Income:
Dividends from affiliated issuers (Note 10)	$—	$80,269,106	$338,938
Dividends from unaffiliated issuers (Net of withholding tax)(a)	2,149,291	5	6,767
Interest	2,059,351	89,074	310,799

Total investment income	4,208,642	80,358,185	656,504

Expenses:
Management fee (Note 5)	4,152,831	—	10,612,865
Shareholder service fee – Class III (Note 5)	—	—	2,274,185
Shareholder service fee – Class VI (Note 5)	207,642	—	—
Audit and tax fees	97,638	78,457	80,840
Custodian, fund accounting agent and transfer agent fees	252,114	63,115	289,897
Legal fees	430,917	38,954	33,355
Registration fees	49,750	10,587	—
Trustees fees and related expenses (Note 5)	3,559	27,650	16,287
Miscellaneous	47,774	18,876	54,837

Total expenses	5,242,225	237,639	13,362,266
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(67,684)	(206,857)	(1,177,258)
Indirectly incurred fees waived or borne by GMO (Note 5)	—	—	(7,330)
Shareholder service fee waived (Note 5)	—	—	(1,613)

Net expenses	5,174,541	30,782	12,176,065

Net investment income (loss)	(965,899)	80,327,403	(11,519,561)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	(15,348,826)	426,665	311
Investments in affiliated issuers	3,671,754	59,250,379	(96,717)
Realized gain distributions from affiliated issuers (Note 10)	—	109,246,575	80,294
Futures contracts	—	—	62,326,228
Written options	256,895	—	—
Swap contracts	(863,608)	—	—
Foreign currency, forward contracts and foreign currency related transactions	3,115,719	—	42,597,397

Net realized gain (loss)	(9,168,066)	168,923,619	104,907,513

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(c)	5,896,022	(433,233)	(47,865)
Investments in affiliated issuers	(125,197)	(121,161,560)	162,485
Futures contracts	1,559,374	—	(16,570,650)
Written options	249,956	—	—
Swap contracts	122,290	—	—
Foreign currency, forward contracts and foreign currency related transactions	3,457,690	—	(7,266,414)

Net unrealized gain (loss)	11,160,135	(121,594,793)	(23,722,444)

Net realized and unrealized gain (loss)	1,992,069	47,328,826	81,185,069

Net increase (decrease) in net assets resulting from operations	$1,026,170	$127,656,229	$69,665,508

(a) Withholding tax:	$190,368	$—	$—
(b) Foreign capital gains tax on net realized gains:	$19,057	$—	$—
(c) Foreign capital gains tax on unrealized appreciation:	$207,211	$—	$—

*	For the period July 28, 2014 (commencement of operations) through February 28, 2015.
**	Formerly Alternative Asset Opportunity Fund.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Statements of Changes in Net Assets

	Alpha Only Fund		Consolidated Benchmark-Free Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$57,062,963	$82,124,149	$252,760,802	$168,569,815
Net realized gain (loss)	(248,020,500)	(44,322,553)	691,334,870	299,282,574
Change in net unrealized appreciation (depreciation)	76,824,447	(73,977,925)	(103,212,380)	234,320,351

Net increase (decrease) in net assets from operations	(114,133,090)	(36,176,329)	840,883,292	702,172,740

Distributions to shareholders from:
Net investment income
Class III	(536,823)	(22,413)	(95,501,869)	(34,147,006)
Class IV	(59,472,040)	(4,341,555)	(56,862,283)	(24,177,771)
Class MF	—	—	(236,641,323)	(98,643,882)

Total distributions from net investment income	(60,008,863)	(4,363,968)	(389,005,475)	(156,968,659)

Net realized gains
Class III	—	—	(129,017,202)	(33,988,864)
Class IV	—	—	(78,349,264)	(25,230,938)
Class MF	—	—	(324,179,672)	(97,011,291)

Total distributions from net realized gains	—	—	(531,546,138)	(156,231,093)

Net share transactions (Note 9):
Class III	(7,192,885)	(16,088,798)	2,944,400,540	2,049,759,394
Class IV	(17,492,978)	174,522,564	845,915,097	1,746,025,384
Class MF	—	—	3,215,767,859	5,904,643,448

Increase (decrease) in net assets resulting from net share transactions	(24,685,863)	158,433,766	7,006,083,496	9,700,428,226

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	1,972,317	2,452,052
Class IV	—	—	1,280,297	1,645,714
Class MF	—	—	5,175,128	6,822,311

Increase in net assets resulting from purchase premiums and redemption fees	—	—	8,427,742	10,920,077

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(24,685,863)	158,433,766	7,014,511,238	9,711,348,303

Total increase (decrease) in net assets	(198,827,816)	117,893,469	6,934,842,917	10,100,321,291

Net assets:
Beginning of period	3,558,910,442	3,441,016,973	14,724,937,822	4,624,616,531

End of period	$3,360,082,626	$3,558,910,442	$21,659,780,739	$14,724,937,822

Accumulated undistributed net investment income	$36,180,287	$16,120,478	$233,825,925	$75,817,285

96	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Benchmark-Free Fund		Global Asset Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$136,957,451	$110,678,893	$144,827,949	$118,575,976
Net realized gain (loss)	204,375,535	530,424,802	303,559,531	357,375,423
Change in net unrealized appreciation (depreciation)	(83,722,700)	(257,856,290)	(236,107,811)	47,242,990

Net increase (decrease) in net assets from operations	257,610,286	383,247,405	212,279,669	523,194,389

Distributions to shareholders from:
Net investment income
Class III	(183,147,720)	(136,665,852)	(180,749,901)	(125,727,878)

Total distributions from net investment income	(183,147,720)	(136,665,852)	(180,749,901)	(125,727,878)

Net realized gains
Class III	(472,307,625)	(100,155,564)	(275,598,727)	—

Total distributions from net realized gains	(472,307,625)	(100,155,564)	(275,598,727)	—

Net share transactions (Note 9):
Class III	1,081,555,538	279,276,682	(251,210,264)	200,187,857

Increase (decrease) in net assets resulting from net share transactions	1,081,555,538	279,276,682	(251,210,264)	200,187,857

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	993,727	372,913	1,288,222	1,126,202

Increase in net assets resulting from purchase premiums and redemption fees	993,727	372,913	1,288,222	1,126,202

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	1,082,549,265	279,649,595	(249,922,042)	201,314,059

Total increase (decrease) in net assets	684,704,206	426,075,584	(493,991,001)	598,780,570

Net assets:
Beginning of period	4,367,658,023	3,941,582,439	5,362,913,398	4,764,132,828

End of period	$5,052,362,229	$4,367,658,023	$4,868,922,397	$5,362,913,398

Accumulated undistributed net investment income	$7,237,951	$13,231,590	$4,070,964	$16,296,066

See accompanying notes to the financial statements.	97

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Developed Equity Allocation Fund		Global Equity Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$56,074,526	$41,140,420	$123,858,368	$80,775,866
Net realized gain (loss)	144,298,665	204,945,473	303,389,449	293,939,749
Change in net unrealized appreciation (depreciation)	(146,557,880)	59,492,452	(339,474,905)	53,407,849

Net increase (decrease) in net assets from operations	53,815,311	305,578,345	87,772,912	428,123,464

Distributions to shareholders from:
Net investment income
Class III	(59,234,772)	(44,342,182)	(127,642,887)	(85,925,161)

Total distributions from net investment income	(59,234,772)	(44,342,182)	(127,642,887)	(85,925,161)

Net realized gains
Class III	(146,463,927)	—	(254,855,622)	(107,875,263)

Total distributions from net realized gains	(146,463,927)	—	(254,855,622)	(107,875,263)

Net share transactions (Note 9):
Class III	331,047,449	(201,948,041)	1,145,075,404	492,556,303

Increase (decrease) in net assets resulting from net share transactions	331,047,449	(201,948,041)	1,145,075,404	492,556,303

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	231,233	—	1,587,062	765,632

Increase in net assets resulting from purchase premiums and redemption fees	231,233	—	1,587,062	765,632

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	331,278,682	(201,948,041)	1,146,662,466	493,321,935

Total increase (decrease) in net assets	179,395,294	59,288,122	851,936,869	727,644,975

Net assets:
Beginning of period	1,591,060,135	1,531,772,013	2,948,318,923	2,220,673,948

End of period	$1,770,455,429	$1,591,060,135	$3,800,255,792	$2,948,318,923

Accumulated undistributed net investment income	$571,770	$3,732,016	$1,970,901	$5,755,420

98	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Developed Equity Allocation Fund		International Equity Allocation Fund
	Year Ended February 28,		Year Ended February 28,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$48,822,099	$34,743,336	$67,648,459	$51,718,669
Net realized gain (loss)	48,475,872	93,945,145	88,452,447	135,965,878
Change in net unrealized appreciation (depreciation)	(119,670,547)	109,855,087	(183,827,035)	68,663,773

Net increase (decrease) in net assets from operations	(22,372,576)	238,543,568	(27,726,129)	256,348,320

Distributions to shareholders from:
Net investment income
Class III	(48,613,157)	(35,747,161)	(68,362,567)	(52,864,550)

Total distributions from net investment income	(48,613,157)	(35,747,161)	(68,362,567)	(52,864,550)

Net realized gains
Class III	—	—	(28,330,310)	(60,156,343)

Total distributions from net realized gains	—	—	(28,330,310)	(60,156,343)

Net share transactions (Note 9):
Class III	100,846,486	(19,098,920)	(71,575,461)	261,081,914

Increase (decrease) in net assets resulting from net share transactions	100,846,486	(19,098,920)	(71,575,461)	261,081,914

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	141,178	—	716,254	758,027

Increase in net assets resulting from purchase premiums and redemption fees	141,178	—	716,254	758,027

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	100,987,664	(19,098,920)	(70,859,207)	261,839,941

Total increase (decrease) in net assets	30,001,931	183,697,487	(195,278,213)	405,167,368

Net assets:
Beginning of period	1,150,491,554	966,794,067	1,790,317,509	1,385,150,141

End of period	$1,180,493,485	$1,150,491,554	$1,595,039,296	$1,790,317,509

Accumulated undistributed net investment income	$207,352	$—	$785,627	$1,499,735

Distributions in excess of net investment income	$—	$(1,590)	$—	$—

See accompanying notes to the financial statements.	99

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
	For the period July 28, 2014 (commencement of operations) through February 28, 2015	Year Ended February 28,
		2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(965,899)	$80,327,403	$68,701,248
Net realized gain (loss)	(9,168,066)	168,923,619	238,978,296
Change in net unrealized appreciation (depreciation)	11,160,135	(121,594,793)	52,643,122

Net increase (decrease) in net assets from operations	1,026,170	127,656,229	360,322,666

Distributions to shareholders from:
Net investment income
Class III	—	(92,822,551)	(76,983,477)
Class VI	(502,042)	—	—

Total distributions from net investment income	(502,042)	(92,822,551)	(76,983,477)

Net realized gains
Class III	—	(193,275,181)	(89,148,699)

Total distributions from net realized gains	—	(193,275,181)	(89,148,699)

Net share transactions (Note 9):
Class III	—	151,649,431	92,551,286
Class VI	839,117,923	—	—

Increase (decrease) in net assets resulting from net share transactions	839,117,923	151,649,431	92,551,286

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	122,182	194,145
Class VI	4,221,896	—	—

Increase in net assets resulting from purchase premiums and redemption fees	4,221,896	122,182	194,145

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	843,339,819	151,771,613	92,745,431

Total increase (decrease) in net assets	843,863,947	(6,669,890)	286,935,921

Net assets:
Beginning of period	—	2,455,863,433	2,168,927,512

End of period	$843,863,947	$2,449,193,543	$2,455,863,433

Accumulated undistributed net investment income	$2,070,783	$1,547,442	$4,602,250

100	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Systematic Global Macro Opportunity Fund*
	Year Ended February 28,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(11,519,561)	$(11,232,410)
Net realized gain (loss)	104,907,513	73,146,405
Change in net unrealized appreciation (depreciation)	(23,722,444)	29,955,638

Net increase (decrease) in net assets from operations	69,665,508	91,869,633

Net share transactions (Note 9):
Class III	(232,411,937)	610,567,812

Increase (decrease) in net assets resulting from net share transactions	(232,411,937)	610,567,812

Total increase (decrease) in net assets	(162,746,429)	702,437,445

Net assets:
Beginning of period	1,662,189,044	959,751,599

End of period	$1,499,442,615	$1,662,189,044

*	Formerly Alternative Asset Opportunity Fund.

See accompanying notes to the financial statements.	101

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ALPHA ONLY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2015	2014		2013		2012		2011(a)		2015	2014		2013		2012		2011(a)
Net asset value, beginning of period	$23.98	$24.22		$24.13		$23.49		$24.55		$23.99	$24.24		$24.14		$23.50		$24.55

Income (loss) from investment operations:
Net investment income (loss)†	0.34	0.53	(b)	0.51	(b)	0.46	(b)	0.30	(b)	0.35	0.58	(b)	0.60	(b)	0.47	(b)	0.31	(b)
Net realized and unrealized gain (loss)	(0.96)	(0.76)		(0.35)		0.52		(1.36)		(0.95)	(0.80)		(0.42)		0.52		(1.36)

Total from investment operations	(0.62)	(0.23)		0.16		0.98		(1.06)		(0.60)	(0.22)		0.18		0.99		(1.05)

Less distributions to shareholders:
From net investment income	(0.43)	(0.01)		(0.07)		(0.34)		—		(0.44)	(0.03)		(0.08)		(0.35)		—

Total distributions	(0.43)	(0.01)		(0.07)		(0.34)		—		(0.44)	(0.03)		(0.08)		(0.35)		—

Net asset value, end of period	$22.93	$23.98		$24.22		$24.13		$23.49		$22.95	$23.99		$24.24		$24.14		$23.50

Total Return(c)	(2.60)%	(0.94)%		0.67%		4.13%		(4.32)%		(2.51)%	(0.93)%		0.73%		4.19%		(4.28)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,695	$35,392		$51,886		$37,752		$59,746		$3,333,388	$3,523,518		$3,389,131		$2,086,001		$1,930,347
Net expenses to average daily net assets	0.65%	0.30	%(d)(e)	0.23	%(d)(e)	0.24	%(d)(e)	0.23	%(d)(e)	0.60%	0.26	%(d)(e)	0.18	%(d)(e)	0.19	%(d)(e)	0.18	%(d)(e)
Net investment income (loss) to average daily net assets	1.44%	2.19	%(b)	2.10	%(b)	1.89	%(b)	1.26	%(b)	1.46%	2.42	%(b)	2.47	%(b)	1.91	%(b)	1.27	%(b)
Portfolio turnover rate	123%	66%		104%		125%		89%		123%	66%		104%		125%		89%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.37	%(f)	0.44	%(f)	0.44	%(f)	0.46	%(f)	0.04%	0.36	%(f)	0.44	%(f)	0.43	%(f)	0.46	%(f)

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratios include indirect fees waived or borne by the Fund.
†	Calculated using average shares outstanding throughout the period.

102	See accompanying notes to the financial statements.

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares									Class IV Shares					Class MF Shares
	Year Ended February 28/29,									Year Ended February 28/29,					Year Ended February 28/29,
	2015	2014		2013		2012		2011		2015	2014		2013(h)		2015		2014		2013(j)
Net asset value, beginning of period	$27.07	$25.77		$24.03		$22.72		$21.49		$27.06	$25.75		$24.91		$27.07		$25.76		$24.10

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.38	0.48		0.30		0.21		0.36		0.36	0.46		0.03		0.37		0.49		0.33
Net realized and unrealized gain (loss)	0.86	1.57		1.62		1.44	(b)	1.28		0.89	1.61		0.96		0.88		1.58		1.52

Total from investment operations	1.24	2.05		1.92		1.65		1.64		1.25	2.07		0.99		1.25		2.07		1.85

Less distributions to shareholders:
From net investment income	(0.52)	(0.39)		(0.18)		(0.34)		(0.41)		(0.53)	(0.40)		(0.15)		(0.53)		(0.40)		(0.19)
From net realized gains	(0.75)	(0.36)		—		—		—		(0.75)	(0.36)		—		(0.75)		(0.36)		—

Total distributions	(1.27)	(0.75)		(0.18)		(0.34)		(0.41)		(1.28)	(0.76)		(0.15)		(1.28)		(0.76)		(0.19)

Net asset value, end of period	$27.04	$27.07		$25.77		$24.03		$22.72		$27.03	$27.06		$25.75		$27.04		$27.07		$25.76

Total Return(c)	4.71%	8.03%		8.03%		7.36%		7.69%		4.75%	8.12%		3.99	%**	4.78%		8.11%		7.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,040,891	$3,109,509		$970,749		$114,452		$3,170,573		$3,363,711	$2,511,906		$705,982		$12,255,179		$9,103,523		$2,947,886
Net operating expenses to average daily net assets(d)	0.64%	0.59	%(g)	0.54	%(g)	0.01	%(f)(g)	0.00	%(e)(g)	0.59%	0.54	%(g)	0.48	%*(g)	0.55%		0.53	%(g)	0.49	%(g)
Interest and/or dividend expenses to average daily net assets(k)	0.05%	—		—		—		—		0.05%	—		—		0.05%		—		—
Total net expenses to average daily net assets	0.69%	0.59%		0.54%		0.01%		0.00%		0.64%	0.54%		0.48%		0.60%		0.53%		0.49%
Net investment income (loss) to average daily net assets(a)	1.41%	1.79%		1.23%		0.93%		1.63%		1.32%	1.73%		0.60	%*	1.37	%(1)	1.83%		1.34%
Portfolio turnover rate	84%	52%		42%		33%		19%		84%	52%		42	%**	84%		52%		42%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(m)	0.20%	0.27%		0.41%		0.05%		0.01%		0.20%	0.27%		0.40	%*	0.23%		0.27%		0.41%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.03		$0.07		$0.00	(i)	$0.01		$0.01	$0.03		$0.01		$0.01		$0.03		$0.06

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
(f)	Effective January 1, 2012, the Fund pays GMO a management fee of 0.65% of the Fund’s average daily net assets (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Period from December 11, 2012 (commencement of operations) through February 28, 2013.
(i)	Purchase premiums and redemption fees were less than $0.01 per share.
(j)	Period from March 1, 2012 (commencement of operations) through February 28, 2013.
(k)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses.
(l)	Class MF net expenses include a supplemental support fee reduction (Note 5).
(m)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	103

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28/29,
	2015		2014		2013		2012(a)
Net asset value, beginning of period	$22.09		$21.33		$20.76		$20.00

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.61		0.59		0.52		0.41
Net realized and unrealized gain (loss)	0.61		1.45		1.34		0.83

Total from investment operations	1.22		2.04		1.86		1.24

Less distributions to shareholders:
From net investment income	(0.79)		(0.74)		(0.68)		(0.40)
From net realized gains	(2.22)		(0.54)		(0.61)		(0.08)

Total distributions	(3.01)		(1.28)		(1.29)		(0.48)

Net asset value, end of period	$20.30		$22.09		$21.33		$20.76

Total Return(c)	5.76%		9.66%		9.25%		6.35	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,052,362		$4,367,658		$3,941,582		$3,515,321
Net expenses to average daily net assets(d)(e)	0.00%		0.00	%(f)	0.00	%(f)	0.00	%*(f)
Net investment income (loss) to average daily net assets(b)	2.90%		2.67%		2.51%		2.91	%*
Portfolio turnover rate	60%		51%		31%		23	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(g)	0.00	%(g)	0.01%		0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†(h)	$0.00		$0.00		$0.00		$0.00
(a)	Period from June 15, 2011 (commencement of operations) through February 29, 2012.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Fees and expenses reimbursed by GMO were less than 0.01%.
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

104	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$11.80	$10.90		$10.40		$10.22		$9.30

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32	0.27		0.29		0.24		0.17
Net realized and unrealized gain (loss)	0.20	0.91		0.50		0.21		0.94

Total from investment operations	0.52	1.18		0.79		0.45		1.11

Less distributions to shareholders:
From net investment income	(0.43)	(0.28)		(0.29)		(0.27)		(0.19)
From net realized gains	(0.62)	—		—		—		—

Total distributions	(1.05)	(0.28)		(0.29)		(0.27)		(0.19)

Net asset value, end of period	$11.27	$11.80		$10.90		$10.40		$10.22

Total Return(b)	4.55%	10.88%		7.65%		4.51%		11.98%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,868,922	$5,362,913		$4,764,133		$3,612,740		$3,457,703
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	2.75%	2.33%		2.70%		2.37%		1.73%
Portfolio turnover rate	38%	46%		29%		40%		32%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):(f)†	$0.00	$0.00		$0.00		$0.00		$0.00
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	105

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$25.00	$21.13		$19.49		$19.32		$16.74

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.80	0.61		0.57		0.40		0.28
Net realized and unrealized gain (loss)	0.02 (b)	3.96		1.73		0.18		2.59

Total from investment operations	0.82	4.57		2.30		0.58		2.87

Less distributions to shareholders:
From net investment income	(0.82)	(0.70)		(0.66)		(0.41)		(0.29)
From net realized gains	(2.16)	—		—		—		—

Total distributions	(2.98)	(0.70)		(0.66)		(0.41)		(0.29)

Net asset value, end of period	$22.84	$25.00		$21.13		$19.49		$19.32

Total Return(c)	3.32%	21.68%		11.95%		3.14%		17.19%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,770,455	$1,591,060		$1,531,772		$1,235,143		$1,215,043
Net expenses to average daily net assets(d)(e)	0.00%	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Net investment income (loss) to average daily net assets(a)	3.34%	2.62%		2.86%		2.11%		1.61%
Portfolio turnover rate	16%	36%		31%		27%		20%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (g)	—		—		—		—
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less then $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

106	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2015		2014		2013		2012		2011
Net asset value, beginning of period	$9.43		$8.60		$8.49		$8.60		$7.40

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32		0.28		0.25		0.19		0.15
Net realized and unrealized gain (loss)	(0.01	)(b)	1.21		0.57		0.00	(b)	1.17

Total from investment operations	0.31		1.49		0.82		0.19		1.32

Less distributions to shareholders:
From net investment income	(0.30)		(0.29)		(0.26)		(0.20)		(0.12)
From net realized gains	(0.70)		(0.37)		(0.45)		(0.10)		—

Total distributions	(1.00)		(0.66)		(0.71)		(0.30)		(0.12)

Net asset value, end of period	$8.74		$9.43		$8.60		$8.49		$8.60

Total Return(c)	3.37%		17.60%		10.01%		2.47%		17.97%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,800,256		$2,948,319		$2,220,674		$1,636,875		$1,485,712
Net expenses to average daily net assets(e)(f)	0.00%		0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	3.54%		3.02%		2.90%		2.27%		1.96%
Portfolio turnover rate	21%		51%		24%		28%		6%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(g)	$0.00	(g)	$0.00	(g)	$0.00	(g)	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	107

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$17.99	$14.86		$13.87		$15.23		$12.69

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.74	0.54		0.50		0.36		0.18
Net realized and unrealized gain (loss)	(1.11)	3.16		0.97		(1.35)		2.54

Total from investment operations	(0.37)	3.70		1.47		(0.99)		2.72

Less distributions to shareholders:
From net investment income	(0.74)	(0.57)		(0.48)		(0.37)		(0.18)

Total distributions	(0.74)	(0.57)		(0.48)		(0.37)		(0.18)

Net asset value, end of period	$16.88	$17.99		$14.86		$13.87		$15.23

Total Return(b)	(1.86)%	25.02%		10.71%		(6.32)%		21.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,180,493	$1,150,492		$966,794		$810,338		$796,026
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	4.24%	3.28%		3.59%		2.53%		1.34%
Portfolio turnover rate	7%	52%		17%		26%		14%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%		0.01%		0.01%		0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	—		—		—		—
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01per share.
†	Calculated using average shares outstanding throughout the period.

108	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$11.37	$10.43		$9.98		$10.80		$8.96

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.44	0.35		0.32		0.23		0.13
Net realized and unrealized gain (loss)	(0.61)	1.32		0.45		(0.81)		1.87

Total from investment operations	(0.17)	1.67		0.77		(0.58)		2.00

Less distributions to shareholders:
From net investment income	(0.45)	(0.34)		(0.32)		(0.24)		(0.16)
From net realized gains	(0.18)	(0.39)		—		—		—

Total distributions	(0.63)	(0.73)		(0.32)		(0.24)		(0.16)

Net asset value, end of period	$10.57	$11.37		$10.43		$9.98		$10.80

Total Return(b)	(1.30)%	16.22%		7.79%		(5.21)%		22.43%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,595,039	$1,790,318		$1,385,150		$1,166,993		$1,277,551
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	3.94%	3.15%		3.26%		2.33%		1.39%
Portfolio turnover rate	18%	40%		21%		29%		13%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.00	(f)	$0.01		$0.01		$0.00	(f)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	109

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout the period)

CONSOLIDATED SPECIAL OPPORTUNITIES FUND

	Class VI Shares
	Period from July 28, 2014 (commencement of operations) through February 28, 2015
Net asset value, beginning of period	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.03)
Net realized and unrealized gain (loss)	(0.15	)(a)

Total from investment operations	(0.18)

Less distributions to shareholders:
From net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$19.81

Total Return(b)	(0.89	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$843,864
Net expenses to average daily net assets	1.36	%*
Net investment income (loss) to average daily net assets(a)	(0.25	)%*
Portfolio turnover rate	64	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.13
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

110	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2015	2014		2013		2012		2011
Net asset value, beginning of period	$23.43	$21.47		$21.26		$20.78		$18.54

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.76	0.68		0.65		0.48		0.33
Net realized and unrealized gain (loss)	0.44	2.96		1.57		0.51		2.26

Total from investment operations	1.20	3.64		2.22		0.99		2.59

Less distributions to shareholders:
From net investment income	(0.87)	(0.78)		(0.75)		(0.51)		(0.35)
From net realized gains	(1.87)	(0.90)		(1.26)		—		—

Total distributions	(2.74)	(1.68)		(2.01)		(0.51)		(0.35)

Net asset value, end of period	$21.89	$23.43		$21.47		$21.26		$20.78

Total Return(b)	5.36%	17.24%		10.81%		4.93%		14.02%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,449,194	$2,455,863		$2,168,928		$2,022,555		$1,752,168
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	3.31%	2.99%		3.01%		2.33%		1.73%
Portfolio turnover rate	30%	53%		34%		35%		36%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.00	(f)	$0.00	(f)	—		—
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	111

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SYSTEMATIC GLOBAL MACRO OPPORTUNITY FUND

(formerly GMO Alternative Asset Opportunity Fund)

	Year Ended February 28/29,
	2015	2014	2013		2012		2011
Net asset value, beginning of period	$32.18	$30.47	$30.05		$32.55		$27.24

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.25)	(0.22)	(0.18)		0.00	(b)	0.11
Net realized and unrealized gain (loss)	1.87 (c)	1.93	0.60		(2.50)		5.20

Total from investment operations	1.62	1.71	0.42		(2.50)		5.31

Net asset value, end of period	$33.80	$32.18	$30.47		$30.05		$32.55

Total Return(d)	5.03%	5.61%	1.40%		(7.68)%		19.49%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,499,443	$1,662,189	$959,752		$44,320		$25,546
Net expenses to average daily net assets(e)	0.80%	0.75%	0.75	%(f)	0.69	%(f)	0.60%
Net investment income to average daily net assets(a)	(0.76)%	(0.70)%	(0.61)%		(0.01)%		0.38%
Portfolio turnover rate	45%	97%	17%		48%		60%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%	0.13%	0.17%		1.64%		1.15%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	Total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

112	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2015

1.	Organization

Each of Alpha Only Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, Special Opportunities Fund (commenced operations on July 28, 2014), Strategic Opportunities Allocation Fund and Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund) (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

Many of the Funds may invest primarily in other GMO Funds, and in the case of Special Opportunities Fund in Special Opportunities Fund SPC Ltd and Systematic Global Macro Opportunity Fund in Alternative Asset SPC Ltd., (“underlying funds”). As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. As of February 28, 2015, shares of Benchmark-Free Fund, Implementation Fund and Systematic Global Macro Opportunity Fund were not publicly offered for sale.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Alpha Only Fund	Citigroup 3-Month Treasury Bill Index	Total return greater than benchmark
Benchmark-Free Allocation Fund	Not Applicable	Positive total return, not “relative” return
Benchmark-Free Fund	Not Applicable	Positive total return
Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI, 35% Barclays U.S. Aggregate Index)	Total return greater than benchmark
Global Developed Equity Allocation Fund	MSCI World Index	Total return greater than benchmark
Global Equity Allocation Fund	MSCI ACWI	Total return greater than benchmark
International Developed Equity Allocation Fund	MSCI EAFE Index	Total return greater than benchmark
International Equity Allocation Fund	MSCI ACWI ex USA	Total return greater than benchmark
Special Opportunities Fund	Not Applicable	Positive total return
Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index, 25% Barclays U.S. Aggregate Index)	Total return greater than benchmark
Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	Citigroup 3-Month Treasury Bill Index	Long-term total return

Alpha Only Fund, Benchmark-Free Fund, Special Opportunities Fund, Strategic Opportunities Allocation Fund and Systematic Global Macro Opportunity Fund currently limit subscriptions.

Alpha Only Fund, Global Developed Equity Allocation Fund, and Systematic Global Macro Opportunity Fund are currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended and its implementing ordinance.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Basis of presentation and principles of consolidation: Benchmark-Free Allocation Fund, Special Opportunities Fund and Systematic Global Macro Opportunity Fund

Benchmark-Free Allocation Fund, Special Opportunities Fund and Systematic Global Macro Opportunity Fund include the accounts of their wholly-owned investments in Implementation Fund, Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include all of the assets and liabilities of each wholly-owned subsidiary. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2015, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2015. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and as described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value each fixed income security based on the most recent quoted price supplied by a single pricing source chosen by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources do not necessarily confirm the security price used by the Funds and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis,

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2015 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	29%	—
Consolidated Benchmark-Free Allocation Fund	< 1%	31%	< 1%
Benchmark-Free Fund	< 1%	33%	< 1%
Global Asset Allocation Fund	< 1%	36%	< 1%
Global Developed Equity Allocation Fund	< 1%	58%	—
Global Equity Allocation Fund	< 1%	61%	—
International Developed Equity Allocation Fund	< 1%	94%	—
International Equity Allocation Fund	< 1%	93%	—
Consolidated Special Opportunities Fund	—	14%	—
Strategic Opportunities Allocation Fund	< 1%	44%	< 1%
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	< 1%	1%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than as described in Assets and Liabilities Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2015.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2015:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$3,482,735	$—	$3,482,735
Austria	—	1,726,934	—	1,726,934
Belgium	—	4,575,908	—	4,575,908
Brazil	—	2,355,778	—	2,355,778
Canada	13,173,396	—	—	13,173,396
Chile	—	175,174	—	175,174
China	—	57,882,889	—	57,882,889
Colombia	384,118	—	—	384,118
Czech Republic	—	630,191	—	630,191
Denmark	—	3,314,123	—	3,314,123
Finland	—	2,899,714	—	2,899,714
France	—	82,650,833	—	82,650,833
Germany	—	52,459,154	—	52,459,154
Greece	—	466,795	—	466,795
Hong Kong	—	2,892,235	—	2,892,235
India	762,910	5,494,226	—	6,257,136
Indonesia	—	2,335,525	—	2,335,525
Ireland	—	2,281,502	—	2,281,502
Israel	5,126,286	1,196,734	—	6,323,020
Italy	—	20,885,366	—	20,885,366
Japan	—	133,105,518	—	133,105,518
Malaysia	—	267,686	—	267,686
Mexico	4,350,862	—	—	4,350,862
Netherlands	—	26,477,277	—	26,477,277
New Zealand	—	524,565	—	524,565
Norway	—	7,705,986	—	7,705,986
Philippines	—	507,314	—	507,314
Poland	—	1,292,269	—	1,292,269
Portugal	—	1,199,629	—	1,199,629
Russia	—	29,632,392	—	29,632,392
Singapore	—	1,369,913	—	1,369,913
South Africa	—	12,488,261	—	12,488,261
South Korea	—	80,444,496	—	80,444,496
Spain	—	19,420,894	—	19,420,894
Sweden	—	8,261,322	—	8,261,322
Switzerland	—	75,427,593	—	75,427,593
Taiwan	—	22,837,584	—	22,837,584
Thailand	—	1,485,715	—	1,485,715
Turkey	—	5,259,269	—	5,259,269
United Kingdom	—	290,800,672	—	290,800,672

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
United States	$2,007,017,333	$—	$—	$2,007,017,333

TOTAL COMMON STOCKS	2,030,814,905	966,214,171	—	2,997,029,076

Preferred Stocks
Brazil	—	4,332,218	—	4,332,218
Germany	—	5,525,335	—	5,525,335
Russia	—	3,728,928	—	3,728,928
South Korea	—	8,541,496	—	8,541,496

TOTAL PREFERRED STOCKS	—	22,127,977	—	22,127,977

Short-Term Investments	323,448,994	—	—	323,448,994

Total Investments	2,354,263,899	988,342,148	—	3,342,606,047

Total	$2,354,263,899	$988,342,148	$—	$3,342,606,047

Liability Valuation Inputs
Derivatives*
Futures Contracts
Equity Risk	$(121,094,075)	$—	$—	$(121,094,075)

Consolidated Benchmark-Free Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$16,134,392	$—	$16,134,392
Austria	—	10,975,434	—	10,975,434
Belgium	—	23,425,500	—	23,425,500
Brazil	5,326,954	76,545,399	—	81,872,353
Canada	98,185,509	—	—	98,185,509
Chile	1,939,455	5,466,121	—	7,405,576
China	—	513,549,630	—	513,549,630
Colombia	3,193,368	—	—	3,193,368
Czech Republic	—	17,468,975	—	17,468,975
Denmark	—	22,151,756	—	22,151,756
Egypt	—	4,803,343	—	4,803,343
Finland	—	16,369,099	—	16,369,099
France	—	480,133,434	—	480,133,434
Germany	—	262,772,681	—	262,772,681
Greece	—	8,725,804	—	8,725,804
Hungary	—	8,538,819	—	8,538,819
India	7,712,774	78,246,379	—	85,959,153
Indonesia	1,569,480	37,536,714	—	39,106,194
Ireland	—	6,403,834	—	6,403,834
Israel	21,657,306	—	—	21,657,306
Italy	—	139,301,517	—	139,301,517
Japan	—	674,189,101	—	674,189,101
Malaysia	—	1,162,627	—	1,162,627
Mexico	47,330,442	—	—	47,330,442
Netherlands	—	36,821,575	—	36,821,575
Norway	—	53,148,386	—	53,148,386
Philippines	—	5,980,771	—	5,980,771
Poland	—	49,546,832	—	49,546,832

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Portugal	$—	$7,566,495	$—	$7,566,495
Qatar	—	23,321	—	23,321
Russia	—	533,877,095	—	533,877,095
South Africa	60,000	107,764,529	231	107,824,760
South Korea	788,151	764,817,513	—	765,605,664
Spain	—	191,309,723	—	191,309,723
Sri Lanka	—	46,268	—	46,268
Sweden	—	39,180,069	—	39,180,069
Switzerland	—	32,449,402	—	32,449,402
Taiwan	28,926,788	272,485,708	—	301,412,496
Thailand	—	51,183,832	—	51,183,832
Turkey	57,948	123,648,593	—	123,706,541
United Kingdom	—	947,219,079	—	947,219,079
United States	3,452,443,144	—	—	3,452,443,144

TOTAL COMMON STOCKS	3,669,191,319	5,620,969,750	231	9,290,161,300

Preferred Stocks
Brazil	25,091,155	93,386,505	—	118,477,660
Germany	—	54,634,669	—	54,634,669
Russia	—	78,055,701	—	78,055,701
South Korea	—	63,766,035	—	63,766,035

TOTAL PREFERRED STOCKS	25,091,155	289,842,910	—	314,934,065

Rights/Warrants
Brazil	32,445	—	—	32,445
United States	—	—	1,139,900	1,139,900

TOTAL RIGHTS/WARRANTS	32,445	—	1,139,900	1,172,345

Debt Obligations
Canada	—	—	28,341,000	28,341,000
Iceland	—	—	2,776,975	2,776,975
Netherlands	—	—	8,181,637	8,181,637
Puerto Rico	—	21,753,295	—	21,753,295
United Kingdom	—	45,884,017	—	45,884,017
United States	802,752,041	1,523,142,454	39,325,059	2,365,219,554

TOTAL DEBT OBLIGATIONS	802,752,041	1,590,779,766	78,624,671	2,472,156,478

Mutual Funds
United States	5,742,772,448	—	—	5,742,772,448

TOTAL MUTUAL FUNDS	5,742,772,448	—	—	5,742,772,448

Options Purchased	—	402,319,839	84,282,587	486,602,426

Short-Term Investments	3,342,677,034	—	—	3,342,677,034

Total Investments	13,582,516,442	7,903,912,265	164,047,389	21,650,476,096

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	90,753,256	—	90,753,256
Futures Contracts
Interest Rate Risk	5,428,316	—	—	5,428,316
Swap Contracts
Equity Risk**	—	—	2,645,708	2,645,708
Inflation Risk	—	1,344,393	—	1,344,393
Interest Risk	—	161,089,270	—	161,089,270

Total	$13,587,944,758	$8,157,099,184	$166,693,097	$21,911,737,039

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Liability Valuation Inputs
Common Stocks
Canada	$(36,658,687)	$—	$—	$(36,658,687)
United States	(539,397,161)	—	—	(539,397,161)

TOTAL COMMON STOCKS	(576,055,848)	—	—	(576,055,848)

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	(48,032,936)	—	(48,032,936)
Written Options
Foreign Currency Risk	—	(30,326,184)	—	(30,326,184)
Interest Rate Risk	—	(130,349,702)	—	(130,349,702)
Swap Contracts
Inflation Risk	—	(2,791,653)	—	(2,791,653)
Interest Rate Risk	—	(95,748,832)	—	(95,748,832)

Total	$(576,055,848)	$(307,249,307)	$—	$(883,305,155)

Benchmark-Free Fund
Asset Valuation Inputs
Mutual Funds	$5,051,858,185	$—	$—	$5,051,858,185
Short-Term Investments	549,983	—	—	549,983

Total Investments	5,052,408,168	—	—	5,052,408,168

Total	$5,052,408,168	$—	$—	$5,052,408,168

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$4,867,604,751	$—	$—	$4,867,604,751

Debt Obligations
Asset-Backed Securities	—	—	1,095,857	1,095,857

TOTAL DEBT OBLIGATIONS	—	—	1,095,857	1,095,857

Short-Term Investments	564,254	—	—	564,254

Total Investments	4,868,169,005	—	1,095,857	4,869,264,862

Total	$4,868,169,005	$—	$1,095,857	$4,869,264,862

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,769,939,162	$—	$—	$1,769,939,162

Short-Term Investments	559,880	—	—	559,880

Total Investments	1,770,499,042	—	—	1,770,499,042

Total	$1,770,499,042	$—	$—	$1,770,499,042

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$3,799,115,565	$—	$—	$3,799,115,565

Short-Term Investments	1,203,072	—	—	1,203,072

Total Investments	3,800,318,637	—	—	3,800,318,637

Total	$3,800,318,637	$—	$—	$3,800,318,637

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,180,110,089	$—	$—	$1,180,110,089

Short-Term Investments	448,049	—	—	448,049

Total Investments	1,180,558,138	—	—	1,180,558,138

Total	$1,180,558,138	$—	$—	$1,180,558,138

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,594,560,378	$—	$—	$1,594,560,378

Short-Term Investments	521,370	—	—	521,370

Total Investments	1,595,081,748	—	—	1,595,081,748

Total	$1,595,081,748	$—	$—	$1,595,081,748

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Argentina	$11,113,355	$—	$—	$11,113,355
Canada	23,198,264	—	—	23,198,264
Italy	—	10,512,099	—	10,512,099
Norway	—	7,931,944	—	7,931,944
Romania	—	21,267,344	—	21,267,344
South Korea	—	15,051,501	—	15,051,501
United Kingdom	—	35,133,858	—	35,133,858
United States	244,735,564	—	—	244,735,564

TOTAL COMMON STOCKS	279,047,183	89,896,746	—	368,943,929

Preferred Stocks
Argentina	252,978	—	—	252,978
South Korea	—	28,019,147	—	28,019,147
United States	359,000	—	—	359,000

TOTAL PREFERRED STOCKS	611,978	28,019,147	—	28,631,125

Rights/Warrants
United States	16,769,852	—	—	16,769,852

TOTAL RIGHTS/WARRANTS	16,769,852	—	—	16,769,852

Investment Funds
Romania	—	22,142,868	—	22,142,868

TOTAL INVESTMENT FUNDS	—	22,142,868	—	22,142,868

Debt Obligations
Argentina	—	13,120,863	—	13,120,863
Iceland	—	—	29,661,174	29,661,174
Portugal	—	11,755,025	—	11,755,025
Puerto Rico	—	31,873,886	—	31,873,886
Spain	—	4,365,002	—	4,365,002
United States	—	18,180,905	—	18,180,905

TOTAL DEBT OBLIGATIONS	—	79,295,681	29,661,174	108,956,855

Options Purchased	2,479,590	2,378,949	—	4,858,539
Short-Term Investments	333,013,677	—	—	333,013,677

Total Investments	631,922,280	221,733,391	29,661,174	883,316,845

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Consolidated Special Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$815,160	$—	$815,160
Futures Contracts
Physical Commodity Contract Risk	1,838,501	—	—	1,838,501
Swap Contracts
Credit Risk	—	1,607,211	—	1,607,211

Total	$675,955,993	$181,960,550	$29,661,174	$887,577,717

Liability Valuation Inputs
Derivatives*
Futures Contracts
Physical Commodity Contract Risk	$(279,127)	$—	$—	$(279,127)
Written Options
Equity Risk	(2,866,780)	—	—	(2,866,780)
Swap Contracts
Credit Risk	—	(3,742,771)	—	(3,742,771)

Total	$(3,145,907)	$(3,742,771)	$—	$(6,888,678)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,448,720,286	$—	$—	$2,448,720,286
Debt Obligations
Asset-Backed Securities	—	—	228,255	228,255

TOTAL DEBT OBLIGATIONS	—	—	228,255	228,255

Short-Term Investments	325,892	—	—	325,892

Total Investments	2,449,046,178	—	228,255	2,449,274,433

Total	$2,449,046,178	$—	$228,255	$2,449,274,433

Consolidated Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)
Asset Valuation Inputs
Mutual Funds	$561,561,126	$—	$—	$561,561,126
Short-Term Investments	939,291,939	—	—	939,291,939

Total Investments	1,500,853,065	—	—	1,500,853,065

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	10,145,216	—	10,145,216
Futures Contracts
Equity Risk	4,452,659	25,702,497	—	30,155,156
Physical Commodity Contract Risk	954,483	—	—	954,483

Total	$1,506,260,207	$35,847,713	$—	$1,542,107,920

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Consolidated Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund) (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(9,847,122)	$—	$(9,847,122)
Futures Contracts
Equity Risk	(371,117)	(4,524,529)	—	(4,895,646)
Interest Rate Risk	(2,232,437)	(2,257,332)	—	(4,489,769)

Total	$(2,603,554)	$(16,628,983)	$—	$(19,232,537)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2015, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Consolidated Benchmark-Free Allocation Fund
Common Stocks
South Africa	$—	$—	$—	$—	$—	$—	$231	**	$—	$231	$—
Rights/Warrants
United States	—	2,425,023	—	—	—	(1,285,123)	—		—	1,139,900	(1,285,123)
Debt Obligations
Trade Claims
Iceland	—	2,887,563	—	—	—	(110,588)	—		—	2,776,975	(110,588)
Asset-Backed Securities
United States	516,099	—	(575,000)	39,576	38,816	(17,892)	—		—	1,599	(3,068)
Bank Loans
Canada	—	206,910,000	—	(178,985,919)	—	416,919	—		—	28,341,000	416,919
Netherlands	—	8,251,728	—	—	—	(70,091)	—		—	8,181,637	(70,091)
United States	1,145,624	38,994,664	(1,157,717)	9,300	6,373	325,216	—		—	39,323,460	324,430
Purchased Options United States	—	64,611,220	—	—	—	19,671,367	—		—	84,282,587	19,671,367
Derivatives
Swap Contracts	—	—	—	—	—	2,645,708	—		—	2,645,708	2,645,708

Total	$1,661,723	$324,080,198	$(1,732,717)	$(178,937,043)	$45,189	$21,575,516	$231		$—	$166,693,097	$21,589,554

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$9,201,717	$228	$(8,588,244)	$53,423	$602,835	$(293,323)	$119,221	**	$—	$1,095,857	$(72,085)
U.S. Government Agency	7,475	—	(7,488)	12	—	1	—		—	—	—

Total	$9,209,192	$228	$(8,595,732)#	$53,435	$602,835	$(293,322)	$119,221		$—	$1,095,857	$(72,085)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Consolidated Special Opportunities Fund
Debt Obligations
Bank Loans	$—	$8,657,804	$(7,582,649)	$—	$(1,075,155)	$—	$—	$—	$—	$—
Trade Claims	—	37,568,064	(50,000)	—	—	(7,856,890)	—	—	$29,661,174	(7,856,890)

Total	$—	$46,225,868	$(7,632,649)	$—	$(1,075,155)	$(7,856,890)	$—	$—	$29,661,174	$(7,856,890)

Strategic Opportunities Allocation Fund
Debt Obligations
Asset-Backed Securities	$2,963,366	$63	$(2,798,460)	$14,444	$482,075	$(433,233)	$—	$—	$228,255	$(7,604)

Total	$2,963,366	$63	$(2,798,460)##	$14,444	$482,075	$(433,233)	$—	$—	$228,255	$(7,604)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and /or unobservable inputs.
#	Includes $796,455 of proceeds received from principal paydowns.
##	Includes $194,810 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Funds’ net assets) as of February 28, 2015 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	—
Consolidated Benchmark-Free Allocation Fund	4%
Benchmark-Free Fund	5%
Global Asset Allocation Fund	4%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated Special Opportunities Fund	4%
Strategic Opportunities Allocation Fund	4%
Consolidated Systematic Global Macro Opportunity Fund	< 1%

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any,

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal Securities

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments

Taxes and distributions

Each Fund, except Systematic Global Macro Opportunity Fund (see below), intends to qualify each tax year as a regulated investment company (each a “RIC Fund”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each RIC Fund intends to distribute substantially all of its net investment income, if any, and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each RIC Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each RIC Fund’s investments in certain jurisdictions may be higher if a significant portion of each RIC Fund is held by non-U.S. shareholders and/or if certain investments are made by a Fund’s wholly-owned subsidiary.

Systematic Global Macro Opportunity Fund (the “Partnership Fund”) has elected to be treated as a partnership for U.S. federal income tax purposes and each shareholder is responsible for their tax liabilities, if any, related to their allocable share of Partnership Fund taxable income, gains, losses, deductions, credits and items of tax preference. The Partnership Fund’s activities do not generally constitute those of a U.S. trade or business. Accordingly, the Partnership Fund is generally not subject to U.S. federal, state and/or other income-based U.S. taxes (other than certain withholding taxes). Dividends and other income may be subject to withholding or similar taxes imposed by the country in which such dividends or other income originate.

Implementation Fund is disregarded as an entity separate from its sole shareholder, Benchmark-Free Allocation Fund (“BFAF”) for U.S. federal income tax purposes. BFAF will be treated as owning Implementation Fund’s assets directly for U.S. federal income tax purposes. As such, any income, gain, loss, deduction or other tax items arising in respect of Implementation Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by BFAF. Alternative Asset SPC Ltd. and Special Opportunities SPC Ltd. are wholly-owned subsidiaries of Systematic Global Macro Opportunity Fund and Special Opportunities Fund, respectively, and each has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

Foreign taxes paid by each RIC Fund may be treated, to the extent permissible under the Code and if that RIC Fund so elects, as if paid by U.S. shareholders of that RIC Fund.

Each RIC Fund intends to distribute net investment income, if any, semi-annually. Each RIC Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically distributions are reinvested in additional shares of each RIC Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each RIC Fund on the ex-dividend date.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Because the Partnership Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of the Partnership Fund to declare and pay non-redeeming distributions in the sole discretion of the Trustees (or their delegates). Distributions made by the Partnership Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Partnership Fund, are reported in the Partnership Fund’s Statement of Changes in Net Assets as Partnership Fund distributions to shareholders.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2015, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions for each RIC Fund are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each RIC Fund primarily relate to reasons described in the following table:

Differences related to:	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Capital loss carry forwards	X	X					X		X
Controlled foreign corporation transactions									X
Defaulted bonds									X
Derivative contract transactions	X	X							X
Foreign currency transactions	X	X							X
Losses on wash sale transactions	X	X	X	X	X	X	X	X	X	X
Mutual fund distributions received			X	X						X
Partnership interest tax allocations		X	X	X
Passive foreign investment company transactions	X	X							X
Post-October capital losses	X			X	X	X			X	X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The tax character of distributions declared by each RIC Fund to shareholders is as follows:

	Tax year ended February 28, 2015			Tax year ended February 28, 2014

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Alpha Only Fund	60,008,863	—	60,008,863	4,363,968	—	4,363,968
Consolidated Benchmark-Free Allocation Fund	619,494,682	301,056,931	920,551,613	240,855,207	72,344,545	313,199,752
Benchmark-Free Fund	191,991,516	463,463,829	655,455,345	145,471,890	91,349,526	236,821,416
Global Asset Allocation Fund	185,884,576	270,464,052	456,348,628	125,727,878	—	125,727,878
Global Developed Equity Allocation Fund	59,234,772	146,463,927	205,698,699	44,342,182	—	44,342,182
Global Equity Allocation Fund	127,642,887	254,855,622	382,498,509	119,153,119	74,647,305	193,800,424
International Developed Equity Allocation Fund	48,613,157	—	48,613,157	35,747,161	—	35,747,161
International Equity Allocation Fund	68,362,567	28,330,310	96,692,877	53,925,682	59,095,211	113,020,893
Consolidated Special Opportunities Fund	502,042	—	502,042	—	—	—
Strategic Opportunities Allocation Fund	92,822,551	193,275,181	286,097,732	82,785,209	83,346,967	166,132,176

Distributions in excess of a RIC Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2015, the components of distributable earnings on a tax basis and certain tax attributes for the RIC Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Alpha Only Fund	36,744,699	—	—	(819,046,955)	(134,807,482)
Consolidated Benchmark-Free Allocation Fund	298,687,221	131,784,548	—	(29,764,428)	—
Benchmark-Free Fund	17,811,963	132,412,081	—	—	—
Global Asset Allocation Fund	5,425,801	192,288,728	—	—	—
Global Developed Equity Allocation Fund	574,901	106,832,004	(3,131)	—	—
Global Equity Allocation Fund	1,978,870	249,222,879	(7,969)	—	—
International Developed Equity Allocation Fund	209,228	—	(1,876)	(38,970,070)	—
International Equity Allocation Fund	788,373	58,511,741	(2,746)	—	—
Consolidated Special Opportunities Fund	3,138,392	—	—	(3,054,252)	(4,916,408)
Strategic Opportunities Allocation Fund	2,414,053	105,299,957	(2,286)	—	—

As of February 28, 2015, certain RIC Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses and losses realized subsequent to February 28, 2015 , if any, could be subject to further limitations imposed by the Code related to share ownership activity. The RIC Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Long- Term ($)

Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date	Total Short-Term ($)	No Expiration Date
Alpha Only Fund	(403,439,253)	(95,046,616)	(188,353,678)	(686,839,547)	(132,207,408)
Consolidated Benchmark-Free Allocation Fund	(22,323,321)	(7,441,107)	—	(29,764,428)	—
Benchmark-Free Fund	—	—	—	—	—
Global Asset Allocation Fund	—	—	—	—	—
Global Developed Equity Allocation Fund	—	—	—	—	—
Global Equity Allocation Fund	—	—	—	—	—
International Developed Equity Allocation Fund	(16,454,737)	(22,515,333)	—	(38,970,070)	—
International Equity Allocation Fund	—	—	—	—	—
Consolidated Special Opportunities Fund	—	—	(3,054,252)	(3,054,252)	—
Strategic Opportunities Allocation Fund	—	—	—	—	—

As of February 28, 2015, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	3,181,184,271	219,043,485	(57,621,709)	161,421,776
Consolidated Benchmark-Free Allocation Fund	21,628,087,568	617,731,344	(595,342,816)	22,388,528
Benchmark-Free Fund	5,231,624,415	82,306,003	(261,522,250)	(179,216,247)
Global Asset Allocation Fund	4,958,728,878	68,421,543	(157,885,559)	(89,464,016)
Global Developed Equity Allocation Fund	1,763,270,108	9,423,255	(2,194,321)	7,228,934
Global Equity Allocation Fund	4,000,595,167	—	(200,276,530)	(200,276,530)
International Developed Equity Allocation Fund	1,226,516,756	—	(45,958,618)	(45,958,618)
International Equity Allocation Fund	1,630,501,466	2,787,818	(38,207,536)	(35,419,718)
Consolidated Special Opportunities Fund	880,441,340	39,054,427	(36,182,010)	2,872,417
Strategic Opportunities Allocation Fund	2,385,633,265	70,867,934	(7,226,766)	63,641,168
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	1,497,927,508	17,189,533	(14,263,976)	2,925,557

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual Fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees and supplemental support fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent for all Funds except Alpha Only Fund. For Alpha Only Fund, Brown Brothers Harriman & Co. (“BBH”) serves as the custodian and fund accounting agent and State Street serves as the transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance each Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Each of the Funds may charge purchase premiums and redemption fees. Purchase premiums and redemption fees for the Funds are typically reassessed annually by GMO based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds in which the Funds invest. If that weighted average is less than 0.05%, the Funds usually will not charge a purchase premium or redemption fee.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO may consider known cash flows out of or into underlying funds when placing orders for the cash purchase or redemption of underlying fund shares by accounts over which it has investment discretion, including the Funds and other pooled investment vehicles. Consequently, participants in those accounts will tend to benefit more from waivers of the underlying funds’ purchase premiums and redemption fees than other underlying fund shareholders.

As of February 28, 2015, the premium on cash purchases and the fee on cash redemptions were as follows:

	Alpha Only	Benchmark-Free Allocation Fund(1)	Benchmark-Free Fund(2)	Global Asset Allocation Fund(3)	Global Developed Equity Allocation Fund(4)	Global Equity Allocation Fund(5)	International Developed Equity Allocation Fund(6)	International Equity Allocation Fund(7)	Special Opportunities Fund	Strategic Opportunities Allocation Fund(8)	Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)
Purchase Premium	—	0.13%	0.13%	0.11%	0.08%	0.11%	0.08%	0.20%	0.50%	0.06%	—
Redemption Fee	—	0.13%	0.13%	0.11%	0.08%	0.11%	0.08%	0.20%	0.50%	0.06%	—

(1)	Prior to June 30, 2014, the premium on cash purchases and the fee on cash redemptions were each 0.11% of the amount invested or redeemed. Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.12% of the amount invested or redeemed.
(2)	Prior to June 30, 2014, the premium on cash purchases and the fee on cash redemptions were each 0.14% of the amount invested or redeemed. Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.13% of the amount invested or redeemed.
(3)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.10% of the amount invested or redeemed.
(4)	Prior to March 10, 2014, there was no premium on cash purchases or fee on cash redemptions.
(5)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.12% of the amount invested or redeemed.
(6)	Prior to March 10, 2014, there was no premium on cash purchases or fee on cash redemptions.
(7)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.21% of the amount invested or redeemed.
(8)	Prior to June 30, 2013, the premium on cash purchases and the fee on cash redemptions were each 0.07% of the amount invested or redeemed.

Recently-issued accounting guidance

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. GMO is evaluating the impact, if any, of this guidance on the Funds’ financial statements.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund	Systematic Global Macro Fund (formerly Alternative Asset Opportunity Fund)
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X		X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Commodities Risk		X	X	X					X	X	X
Merger Arbitrage Risk		X		X						X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in wholly-owned subsidiaries, other GMO Funds and/or other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its net asset value is expected to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause it to underperform the equity markets on which its puts were written when those markets rise sharply because it lacks exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

To the extent a Fund invests in Risk Premium Fund, the Fund is exposed to the risk that Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by Risk Premium Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

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A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

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These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated

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from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and certain refunds may not be reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is

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particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared

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derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MERGER ARBITRAGE RISK. Some Funds may engage in merger arbitrage transactions, where a Fund will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If a Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies — the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, a Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. A Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, a Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, a Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, a Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of underlying Funds, including wholly-owned subsidiaries, other GMO Funds, closed-end funds, money market funds, ETFs and other investment companies, are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Alpha Only Fund
•	Implementation Fund
•	Special Opportunities Fund
•	Systematic Global Macro Opportunity Fund

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political, or other conditions.

The Funds (other than Systematic Global Macro Opportunity Fund) normally do not take temporary defensive positions. Systematic Global Macro Opportunity Fund may, from time to time, take temporary defensive positions if deemed prudent by GMO. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

At February 28, 2015, only Alpha Only Fund, Implementation Fund (a wholly-owned subsidiary of Benchmark-Free Allocation Fund), Special Opportunities Fund and Systematic Global Macro Opportunity Fund, held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

information provided below only pertains to direct investments made by Alpha Only Fund, Implementation Fund, Special Opportunities Fund and Systematic Global Macro Opportunity Fund.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Implementation Fund (a wholly owned subsidiary of Benchmark-Free Allocation Fund)

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Systematic Global Macro Opportunity Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives to gain long investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

* * *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

For Funds that held derivatives during the year ended February 28, 2015, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund*	Consolidated Special Opportunities Fund**	Consolidated Systematic Global Macro Opportunity Fund***
Forward currency contracts
Adjust currency exchange rate risk				X
Adjust exposure to foreign currencies	X	X	X	X
Hedge some or all of the currency exposure of the assets in which the Fund invests	X
Manage against anticipated currency exchange rate changes	X	X
Futures contracts
Adjust exposure to certain securities markets				X
Used as a substitute for direct investment			X	X
Adjust interest rate exposure		X		X
Maintain the diversity and liquidity of the portfolio		X		X
Hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Options (Purchased)
Achieve returns from the decline in an equity investment			X
Substitute for direct equity investment		X
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies		X
Adjust interest rate exposure		X
Options (Written)
Substitute for direct equity investment		X	X
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies		X
Adjust interest rate exposure		X
Swap contracts
Achieve returns comparable to holding a direct equity position			X
Achieve exposure to a reference entity’s credit			X
Adjust interest rate exposure		X
Adjust exposure to foreign currencies		X
Hedge some or all of the broad market exposure of the assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

*	Derivatives are held by Benchmark-Free Allocation Fund’s wholly-owned subsidiary.
**	Certain derivatives are held by Special Opportunities Fund’s wholly-owned subsidiary.
***	Certain derivatives are held by Systematic Global Macro Opportunity Fund’s wholly-owned subsidiary.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. A “quanto” option combines an index option and a foreign currency barrier element on exercise date. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

For the year ended February 28, 2015, investment activity in options contracts written by the Funds were as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Benchmark-Free Allocation Fund
Outstanding, beginning of year	—	9,905	$11,507,469	—	—	$—
Options written	466,132,000	58,520	97,376,508	13,708,063,677	1,400	226,108,545
Options bought back	(393,360,000)	(36,280)	(67,088,117)	(2,795,682,000)	(1,400)	(46,680,513)
Options expired	—	(32,145)	(40,222,453)	(182,995,320)	—	(1,201,152)
Options exercised	—	—	—	—	—	—

Outstanding, end of year	72,772,000	—	$1,573,407	10,729,386,357	—	$178,226,880

Consolidated Special Opportunities Fund
Outstanding, beginning of year	—	—	$—	—	—	$—
Options written	1,023,000	10,230	3,343,460	228,000	2,280	1,098,624
Options bought back	(280,000)	(2,800)	(1,068,405)	(2,600)	(26)	(24,353)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	(10,800)	(108)	(232,590)

Outstanding, end of year	743,000	7,430	$2,275,055	214,600	2,146	$841,681

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2015 and the Statements of Operations for the year ended February 28, 2015 ^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Liabilities:
Unrealized Depreciation on Futures Contracts*	$—	$—	$(121,094,075)	$—	$—	$—	$—	$(121,094,075)

Total	$—	$—	$(121,094,075)	$—	—	$—	$—	$(121,094,075)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(121,094,075)	$—	—	$—	$—	$(121,094,075)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$76,892	$—	$—	$—	$—	$76,892
Forward Currency Contracts	—	—	—	38,545,500	—	—	—	38,545,500
Futures Contracts	—	—	(307,309,048)	—	—	—	—	(307,309,048)
Swap Contracts	—	—	(15,983,401)	—	—	—	—	(15,983,401)

Total	$—	$—	$(323,215,557)	$38,545,500	$—	$—	$—	$(284,670,057)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$7,766,084	$—	$—	$—	$7,766,084
Futures Contracts	—	—	(42,342,441)	—	—	—	—	(42,342,441)
Swap Contracts	—	—	15,747,219	—	—	—	—	15,747,219

Total	$—	$—	$(26,595,222)	$7,766,084	$—	$—	$—	$(18,829,138)

Consolidated Benchmark-Free Allocation Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$1,172,345	$—	$—	$—	$—	$1,172,345
Investments, at value (purchased options)	—	—	84,282,587	209,933,931	—	192,385,908	—	486,602,426
Unrealized Appreciation on Forward Currency Contracts	—	—	—	90,753,256	—	—	—	90,753,256
Unrealized Appreciation on Futures Contracts *	—	—	—	—	—	5,428,316	—	5,428,316
Unrealized Appreciation on Swap Contracts*	—	—	2,645,708 **	—	1,344,393	161,089,270	—	165,079,371

Total	$—	$—	$88,100,640	$300,687,187	$1,344,393	$358,903,494	$—	$749,035,714

Derivatives not subject to Master Agreements	$—	$—	$1,172,345	$—	$—	$—	$—	$1,172,345

Total subject to Master Agreements	$—	$—	$86,928,295	$300,687,187	$1,344,393	$358,903,494	$—	$747,863,369

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(48,032,936)	$—	$—	$—	$(48,032,936)
Written Options, at value	—	—	—	(30,326,184)	—	(130,349,702)	—	(160,675,886)
Unrealized Depreciation on Swap Contracts*	—	—	—	—	(2,791,653)	(95,748,832)	—	(98,540,485)

Total	$—	$—	$—	$(78,359,120)	$(2,791,653)	$(226,098,534)	$—	$(307,249,307)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$(78,359,120)	$(2,791,653)	(226,098,534)	$—	$(307,249,307)

Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$1,650,396	$—	$—	$—	$—	$1,650,396
Investments (purchased options)	—	—	5,525,727	(2,707,093)	—	(28,603,639)	—	(25,785,005)
Forward Currency Contracts	—	—	—	245,923,797	—	—	—	245,923,797
Futures Contracts	—	—	—	—	—	(6,714,044)	—	(6,714,044)
Written Options	—	—	63,864,675	1,920,159	—	10,327,035	—	76,111,869
Swap Contracts	—	—	—	—	—	(12,119,641)	—	(12,119,641)

Total	$—	$—	$71,040,798	$245,136,863	$—	$(37,110,289)	$—	$279,067,372

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$(13,106)	$—	$—	$—	$—	$(13,106)
Investments (purchased options)	—	—	19,671,367	7,656,436	—	(77,451,512)	—	(50,123,709)
Forward Currency Contracts	—	—	—	82,960,147	—	—	—	82,960,147
Futures Contracts	—	—	—	—	—	5,428,316	—	5,428,316
Written Options	—	—	(4,036,339)	9,531,413	—	9,592,988	—	15,088,062
Swap Contracts	—	—	2,645,708	—	(1,447,260)	54,276,901	—	55,475,349

Total	$—	$—	$18,267,630	$100,147,996	$(1,447,260)	$(8,153,307)	$—	$108,815,059

Consolidated Special Opportunities Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$16,769,852	$—	$—	$—	$—	$16,769,852
Investments, at value (purchased options)	—	—	4,858,539	—	—	—	—	4,858,539
Unrealized Appreciation on Forward Currency Contracts	—	—	—	815,160	—	—	—	815,160
Unrealized Appreciation on Futures Contracts*	—	1,838,501	—	—	—	—	—	1,838,501
Unrealized Appreciation on Swap Contracts*	1,607,211	—	—	—	—	—	—	1,607,211

Total	$1,607,211	$1,838,501	$21,628,391	$815,160	$—	$—	$—	$25,889,263

Derivatives not subject to Master Agreements	$—	$—	$16,769,852	$—	$—	$—	$—	$16,769,852

Total subject to Master Agreements	$1,607,211	$1,838,501	$4,858,539	$815,160	$—	$—	$—	$9,119,411

Liabilities:
Written Options, at value	$—	$—	$(2,866,780)	$—	$—	$—	$—	$(2,866,780)
Unrealized Depreciation on Futures Contracts *	—	(279,127)	—	—	—	—	—	(279,127)
Unrealized Depreciation on Swap Contracts*	(3,742,771)	—	—	—	—	—	—	(3,742,771)

Total	$(3,742,771)	$(279,127)	$(2,866,780)	$—	$—	$—	$—	$(6,888,678)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(3,742,771)	$(279,127)	$(2,866,780)	$—	$—	$—	$—	$(6,888,678)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts		Interest Rate Contracts	Other Contracts	Total
Consolidated Special Opportunities Fund (continued)
Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$(645,296)	$—		$—	$—	$—	$(645,296)
Investments (purchased options)	—	—	2,519	—		—	—	—	2,519
Forward Currency Contracts	—	—	—	2,243,254		—	—	—	2,243,254
Written Options	—	—	256,895	—		—	—	—	256,895
Swap Contracts	(863,608)	—	—	—		—	—	—	(863,608)

Total	$(863,608)	$—	$(385,882)	$2,243,254		$—	$—	$—	$993,764

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$—	$2,420,276	$—		$—	$—	$—	$2,420,276
Investments (purchased options)	—	—	1,593,318	—		—	—	—	1,593,318
Forward Currency Contracts	—	—	—	815,160		—	—	—	815,160
Futures Contracts	—	1,559,374	—	—		—	—	—	1,559,374
Written Options	—	—	249,956	—		—	—	—	249,956
Swap Contracts	122,290	—	—	—		—	—	—	122,290

Total	$122,290	$1,559,374	$4,263,550	$815,160	$		$—	$—	$6,760,374

Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)
Assets:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$10,145,216		$—	$—	$—	$10,145,216
Unrealized Appreciation on Futures Contracts*	—	954,483	30,155,156	—		—	—	—	31,109,639

Total	$—	$954,483	$30,155,156	$10,145,216		$—	$—	$—	$41,254,855

Derivatives not subject to Master Agreements	$—	$—	$—	$—		$—	$—	$—	$—

Total subject to Master Agreements	$—	$954,483	$30,155,156	$10,145,216		$—	$—	$—	$41,254,855

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(9,847,122)		$—	$—	$—	$(9,847,122)
Unrealized Depreciation on Futures Contracts*	—	—	(4,895,646)	—		—	(4,489,769)	—	(9,385,415)

Total	$—	$—	$(4,895,646)	$(9,847,122)		$—	$(4,489,769)	$—	$(19,232,537)

Derivatives not subject to Master Agreements	$—	$—	$—	$—		$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(4,895,646)	$(9,847,122)		$—	$(4,489,769)	$—	$(19,232,537)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$47,393,245		$—	$—	$—	$47,393,245
Futures Contracts	—	5,098,923	25,508,195	—		—	31,719,110	—	62,326,228

Total	$—	$5,098,923	$25,508,195	$47,393,245		$—	$31,719,110	$—	$109,719,473

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$(7,360,396)		$—	$—	$—	$(7,360,396)
Futures Contracts	—	(1,417,969)	(6,162,891)	—		—	(8,989,790)	—	(16,570,650)

Total	$—	$(1,417,969)	$(6,162,891)	$(7,360,396)		$—	$(8,989,790)	$—	$(23,931,046)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.
**	Risk is the correlation between equity risk and foreign currency risk.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2015, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2015:

Consolidated Benchmark-Free Allocation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$7,902,706	$—	$(1,642,987)	$6,259,719
Barclays Bank plc	17,272,315	—	(6,977,782)	10,294,533
Deutsche Bank AG	53,572,173	—	(6,141,948)	47,430,225
Goldman Sachs International	340,071,280	(73,410,000)	(108,053,531)	158,607,749
JPMorgan Chase Bank, N.A.	124,723,870	—	(50,546,654)	74,177,216
Morgan Stanley & Co. International PLC	65,681,553	—	(46,341,366)	19,340,187

Total	$609,223,897	$(73,410,000)	$(219,704,268)	$316,109,629

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Consolidated Benchmark-Free Allocation Fund (continued)

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$1,642,987	$—	$1,642,987	$—
Barclays Bank plc	6,977,782	—	6,977,782	—
Brown Brothers Harriman & Co.	5,239	—	—	5,239
Deutsche Bank AG	6,141,948	—	6,141,948	—
Goldman Sachs International	108,053,531	—	108,053,531	—
JPMorgan Chase Bank, N.A.	50,546,654	—	50,546,654	—
Morgan Stanley & Co. International PLC	46,341,366	—	46,341,366	—

Total	$219,709,507	$—	$219,704,268	$5,239

Consolidated Special Opportunities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$123,670	$—	$—	$123,670
Barclays Bank plc	357,696	(215,834)	(141,862)	—	*
Goldman Sachs International	983,967	—	983,967	—
JPMorgan Chase Bank, N.A.	439,456	—	439,456	—
Morgan Stanley & Co. International PLC	517,582	—	(482,029)	35,553

Total	$2,422,371	$(215,834)	$799,532	$159,223

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$141,862	$—	$141,862	$—
Credit Suisse International	843,208	(843,208)	—	—	*
Goldman Sachs International	1,567,104	(583,137)	(983,967)	—	*
JPMorgan Chase Bank, N.A.	708,568	—	(439,456)	269,112
Morgan Stanley & Co. International PLC	482,029	—	482,029	—

Total	$3,742,771	$(1,426,345)	$(799,532)	$269,112

Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Credit Suisse International	$39,066	$—	$39,066	$—
Deutsche Bank AG	193,696	—	193,696	—
JPMorgan Chase Bank, N.A.	4,479,089	(1,691,318)	(2,787,771)	—	*
Morgan Stanley & Co. International PLC	5,433,365	—	(2,075,648)	3,357,717

Total	$10,145,216	$(1,691,318)	$(4,630,657)	$3,357,717

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund) (continued)

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Credit Suisse International	$1,111,937	$(1,072,871)	$(39,066)	$—	*
Deutsche Bank AG	3,871,766	(3,044,921)	(193,696)	633,149
JPMorgan Chase Bank, N.A.	2,787,771	—	2,787,771	—
Morgan Stanley & Co. International PLC	2,075,648	—	2,075,648	—

Total	$9,847,122	$(4,117,792)	$4,630,657	$633,149

*	In some instances, the actual collateral received and/or pledged may be more than the amount above.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts), or principal amounts or number of contracts (options) outstanding at each month-end was as follows for the year ended February 28, 2015:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Options (Contracts)	Rights and/or Warrants ($)
Alpha Only Fund	581,531,662	2,709,315,765	332,360,960	—	—	551,924
Consolidated Benchmark-Free Allocation Fund	2,786,931,995	1,186,701,988	10,249,215,833	5,567,393,235	13,306,360	1,563,290
Consolidated Special Opportunities Fund	16,539,377	8,125,327	103,787,128	—	861,514	6,112,986
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	652,119,123	1,968,338,630	—	—	—	—

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to certain Funds. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Alpha Only	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund	Systematic Global Macro Opportunity Fund
Management Fee	0.50%	0.65%	—	—	—	—	—	—	1.10%	—	0.70%*

*	Prior to August 8, 2014, GMO waived the Fund’s management fee to 0.60% of the Fund’s daily net assets.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

For certain Funds above, GMO does not charge the Fund a management fee or shareholder service fee, but it receives management and/or shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by GMO’s asset allocation decisions.

In addition, for certain Funds each class of shares pays GMO a shareholder service and/or supplemental support fee. Shareholder service fees are paid to GMO for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class MF shares of Benchmark-Free Allocation Fund pays GMO a supplemental support fee for providing supplemental support with respect to Class MF shareholders and their investment advisers. The services include without limitation, (1) provision and presentation of educational and explanatory information about the Fund and its asset allocation strategy as requested or directed by an investor or its investment adviser, (2) provision and presentation of similar educational and explanatory information about the strategies of the underlying Funds in which the Fund invests, (3) provision and presentation of information for inclusion in the quarterly or other periodic reports of the investor, (4) provision of responses to information requests relating to oversight functions of an investors’s board of directors including pricing, compliance, and taxation, (5) access to and meetings with GMO’s Chief Investment Strategist and Head of GMO’s Asset Allocation Team and other investment professionals of GMO, (6) assistance with services provided by an investor’s investment adviser, and (7) such other assistance as may be requested from time to time by an investor or its agents, provided that such assistance is not primarily intended to result in the sale of Fund shares. Shareholder service and/or supplemental support fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III	Class IV	Class V	Class VI	Class MF
Alpha Only Fund	0.15%	0.10%
Benchmark-Free Allocation Fund	0.15%	0.10%			0.10%
Benchmark-Free Fund	0.00%
Global Asset Allocation Fund	0.00%
Global Developed Equity Allocation Fund	0.00%
Global Equity Allocation Fund	0.00%
International Developed Equity Allocation Fund	0.00%
International Equity Allocation Fund	0.00%
Special Opportunities Fund	0.15%*	0.10%*	0.085%*	0.055%
Strategic Opportunities Allocation Fund	0.00%
Systematic Global Macro Opportunity Fund (formerly Alternative Asset Allocation Fund)	0.15%

*	Class is offered but has no shareholders as of February 28, 2015.

For each Fund, other than Special Opportunities Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Special Opportunities Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund, other than Benchmark-Free Allocation Fund, that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund, other than Benchmark-Free Allocation Fund, that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2015 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplement support agreement.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

For Benchmark-Free Allocation Fund only, the fees payable to GMO under its management contract and servicing and supplemental support agreement are reduced by amounts equal to the management fees and shareholder service fees, respectively, that GMO receives as a result of the Fund’s investment in underlying GMO Funds. In addition, effective March 1, 2014, GMO has contractually agreed to reduce the rate of the supplemental support fees charged to the Fund’s Class MF shares to a rate to be charged in any month (starting on the first business day of the month) based on the net assets attributable to Class MF shares as of the last business day of the preceding month based on the following schedule: 0.10% on the first $6 billion of net assets, 0.05% on the next $2 billion, 0.03% on the next $2 billion, and 0.01% thereafter; provided, however, that the effective rate charged at any time will not be reduced to less than 0.06% of Class MF’s average daily net assets. The rate will be calculated before giving effect to any reduction or waiver described above, and any applicable reduction or waiver will serve to further reduce the supplemental support fee paid to GMO. This reduction will continue through at least June 30, 2015, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2015 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the GMO ($)
Alpha Only Fund	45,285	5,048
Consolidated Benchmark-Free Allocation Fund	362,717	37,762
Benchmark-Free Fund	53,529	5,987
Global Asset Allocation Fund	60,356	6,937
Global Developed Equity Allocation Fund	19,174	2,190
Global Equity Allocation Fund	39,602	4,222
International Developed Equity Allocation Fund	13,071	1,460
International Equity Allocation Fund	19,663	2,312
Consolidated Special Opportunities Fund	3,559	367
Strategic Opportunities Allocation Fund	27,650	3,132
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	16,287	2,009

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2015 these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Alpha Only Fund	0.000%	0.000%	0.000%	0.000%
Consolidated Benchmark-Free Allocation Fund	0.150%	0.029%	0.002%	0.181%
Benchmark-Free Fund	0.445%	0.070%	0.002%	0.517%
Global Asset Allocation Fund	0.421%	0.072%	0.002%	0.495%
Global Developed Equity Allocation Fund	0.462%	0.073%	0.000%	0.535%
Global Equity Allocation Fund	0.479%	0.072%	0.000%	0.551%
International Developed Equity Allocation Fund	0.536%	0.086%	0.000%	0.622%
International Equity Allocation Fund	0.582%	0.081%	0.000%	0.663%
Strategic Opportunities Allocation Fund	0.427%	0.069%	0.002%	0.498%
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	0.001%	0.000%	0.000%	0.001%

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2015 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Alpha Only Fund	—	3,922,346,125	—	3,816,209,574
Benchmark-Free Allocation Fund	1,348,259,296	14,328,541,831	2,446,437,051	9,523,885,693
Benchmark-Free Fund	—	3,594,686,217	—	2,841,923,225
Global Asset Allocation Fund	—	2,020,620,756	—	2,396,573,782
Global Developed Equity Allocation Fund	—	566,522,476	—	270,940,586
Global Equity Allocation Fund	—	1,875,996,100	—	746,424,548
International Developed Equity Allocation Fund	—	216,116,232	—	78,157,901
International Equity Allocation Fund	—	308,758,356	—	365,907,758
Consolidated Special Opportunities Fund	—	796,393,583	—	242,305,129
Strategic Opportunities Allocation Fund	—	790,018,595	—	735,097,549
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	—	275,419,232	—	384,000,000

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2015

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Alpha Only Fund	2	*	82.05%	0.02%	99.93%
Consolidated Benchmark-Free Allocation Fund	1		56.57%	0.76%	1.28%
Benchmark-Free Fund	—		—	—	100.00%
Global Asset Allocation Fund	1	**	16.58%	0.14%	16.58%
Global Developed Equity Allocation Fund	3		40.56%	< 0.01%	—
Global Equity Allocation Fund	—		—	0.01%	0.43%
International Developed Equity Allocation Fund	3		38.11%	< 0.01%	0.89%

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
International Equity Allocation Fund	2	*	35.94%	1.66%	17.27%
Consolidated Special Opportunities Fund	2	***	99.98%	0.02%	99.98%
Strategic Opportunities Allocation Fund	1		29.50%	0.02%	99.96%
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	2	***	86.50%	—	100.00%

*	One of the shareholders is another fund of the Trust.
**	This shareholder is another fund managed by GMO.
***	Two of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Alpha Only Fund
Class III:
Shares sold	423,608	$10,154,067	93,123	$2,244,600
Shares issued to shareholders in reinvestment of distributions	21,258	486,800	323	7,809
Shares repurchased	(756,813)	(17,833,752)	(759,781)	(18,341,207)

Net increase (decrease)	(311,947)	$(7,192,885)	(666,335)	$(16,088,798)

Class IV
Shares sold	94,560,979	$2,263,569,661	75,869,698	$1,831,415,950
Shares issued to shareholders in reinvestment of distributions	2,595,775	59,469,197	179,603	4,340,992
Shares repurchased	(98,739,679)	(2,340,531,836)	(69,011,623)	(1,661,234,378)

Net increase (decrease)	(1,582,925)	$(17,492,978)	7,037,678	$174,522,564

Benchmark-Free Allocation Fund
Class III:
Shares sold	115,103,110	$3,128,916,906	83,570,700	$2,220,037,812
Shares issued to shareholders in reinvestment of distributions	7,889,460	209,264,286	2,330,556	62,154,776
Shares repurchased	(14,398,699)	(393,780,652)	(8,725,787)	(232,433,194)
Purchase premiums	—	1,783,687	—	2,418,537
Redemption fees	—	188,630	—	33,515

Net increase (decrease)	108,593,871	$2,946,372,857	77,175,469	$2,052,211,446

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Benchmark-Free Allocation Fund (Continued)
Class IV:
Shares sold	45,482,596	$1,229,682,859	63,820,323	$1,703,418,517
Shares issued to shareholders in reinvestment of distributions	4,913,704	130,585,901	1,842,657	49,276,554
Shares repurchased	(18,765,777)	(514,353,663)	(251,261)	(6,669,687)
Purchase premiums	—	1,167,509	—	1,617,686
Redemption fees	—	112,788	—	28,028

Net increase (decrease)	31,630,523	$847,195,394	65,411,719	$1,747,671,098

Class MF:
Shares sold	117,778,639	$3,234,566,653	215,517,302	$5,736,217,510
Shares issued to shareholders in reinvestment of distributions	21,099,584	560,820,995	7,331,127	195,655,173
Shares repurchased	(21,929,846)	(579,619,789)	(1,008,672)	(27,229,235)
Purchase premiums	—	4,706,421	—	6,720,897
Redemption fees	—	468,707	—	101,414

Net increase (decrease)	116,948,377	$3,220,942,987	221,839,757	$5,911,465,759

Benchmark-Free Fund
Class III:
Shares sold	32,061,935	$705,240,591	10,993,786	$239,070,485
Shares issued to shareholders in reinvestment of distributions	31,448,807	644,970,313	10,583,028	231,171,191
Shares repurchased	(12,425,993)	(268,655,366)	(8,643,943)	(190,964,994)
Purchase premiums	—	749,577	—	218,347
Redemption fees	—	244,150	—	154,566

Net increase (decrease)	51,084,749	$1,082,549,265	12,932,871	$279,649,595

Global Asset Allocation Fund
Class III:
Shares sold	32,814,104	$384,281,713	61,023,261	$688,169,291
Shares issued to shareholders in reinvestment of distributions	38,450,707	435,610,035	9,754,231	113,531,587
Shares repurchased	(93,773,316)	(1,071,102,012)	(53,127,599)	(601,513,021)
Purchase premiums	—	441,132	—	608,300
Redemption fees	—	847,090	—	517,902

Net increase (decrease)	(22,508,505)	$(249,922,042)	17,649,893	$201,314,059

Global Developed Equity Allocation Fund
Class III:
Shares sold	8,756,117	$212,849,065	520,502	$11,983,195
Shares issued to shareholders in reinvestment of distributions	8,758,680	205,022,208	1,810,571	44,342,181
Shares repurchased	(3,631,312)	(86,823,824)	(11,196,118)	(258,273,417)
Purchase premiums	—	166,093	—	—
Redemption fees	—	65,140	—	—

Net increase (decrease)	13,883,485	$331,278,682	(8,865,045)	$(201,948,041)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Global Equity Allocation Fund
Class III:
Shares sold	127,350,249	$1,190,079,440	73,809,558	$669,415,693
Shares issued to shareholders in reinvestment of distributions	41,053,705	366,102,860	19,805,161	181,832,730
Shares repurchased	(45,993,735)	(411,106,896)	(39,119,950)	(358,692,120)
Purchase premiums	—	1,173,392	—	421,910
Redemption fees	—	413,670	—	343,722

Net increase (decrease)	122,410,219	$1,146,662,466	54,494,769	$493,321,935

International Developed Equity Allocation Fund
Class III:
Shares sold	7,909,608	$139,068,397	5,893,408	$100,118,600
Shares issued to shareholders in reinvestment of distributions	2,710,351	43,513,839	1,826,575	31,707,291
Shares repurchased	(4,610,812)	(81,735,750)	(8,849,973)	(150,924,811)
Purchase premiums	—	86,286	—	—
Redemption fees	—	54,892	—	—

Net increase (decrease)	6,009,147	$100,987,664	(1,129,990)	$(19,098,920)

International Equity Allocation Fund
Class III:
Shares sold	10,395,250	$114,414,945	38,371,666	$409,049,396
Shares issued to shareholders in reinvestment of distributions	9,159,148	95,905,045	10,052,575	111,978,780
Shares repurchased	(26,102,279)	(281,895,451)	(23,810,967)	(259,946,262)
Purchase premiums	—	160,756	—	234,323
Redemption fees	—	555,498	—	523,704

Net increase (decrease)	(6,547,881)	$(70,859,207)	24,613,274	$261,839,941

Consolidated Special Opportunities Fund*
Class VI:
Shares sold	42,613,601	$839,388,542
Shares issued to shareholders in reinvestment of distributions	25,654	502,042
Shares repurchased	(40,602)	(772,661)
Purchase premium fees	—	4,218,033
Redemption fees	—	3,863

Net increase (decrease)	42,598,653	$843,339,819

Strategic Opportunities Allocation Fund
Class III:
Shares sold	3,720,734	$80,872,662	6,558,371	$151,655,878
Shares issued to shareholders in reinvestment of distributions	12,804,205	283,429,611	7,180,527	164,017,906
Shares repurchased	(9,463,281)	(212,652,842)	(9,935,021)	(223,122,498)
Purchase premiums	—	21,277	—	72,793
Redemption fees	—	100,905	—	121,352

Net increase (decrease)	7,061,658	$151,771,613	3,803,877	$92,745,431

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Consolidated Systematic Global Macro Opportunity Fund** (formerly GMO Alternative Asset Opportunity Fund)
Class III:
Shares sold	6,802,372	$222,768,348	39,928,840	$1,223,650,248
Shares repurchased	(14,092,094)	(455,180,285)	(19,774,814)	(613,082,436)

Net increase (decrease)	(7,289,722)	$(232,411,937)	20,154,026	$610,567,812

*	The period under the heading “Year Ended February 28, 2015” represents the period from July 28, 2014 (commencement of operations) through February 28, 2015.
**	GMO Singapore Pte. Limited furnishes discretionary investment advisory services and makes investment decisions for Systematic Global Macro Opportunity Fund. As a result of this arrangement, this Fund is required to disclose that there were more than 10 shareholders of this fund as of February 28, 2015.

10.	Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Consolidated Special Opportunities Fund
Vectrus, Inc.	$—	$18,193,682	$13,922,678	$—	$—	$—	*
Jagercor Energy Corp	—	317,181	—	—	—	191,984

Totals	$—	$18,510,863	$13,922,678	$—	$—	$191,984

*	No longer an affiliate as of February 28, 2015

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2015 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Consolidated Benchmark-Free Allocation Fund
GMO Alpha Only Fund, Class IV	$2,059,932,497	$1,327,619,413	$1,114,859,803	$37,631,290	$—	$2,169,494,954
GMO Debt Opportunities Fund, Class VI	809,249,532	109,088,585	83,580,921	12,936,279	—	855,272,046
GMO Emerging Country Debt Fund, Class IV	521,745,697	484,938,977	—	56,897,542	—	984,029,503
GMO Special Opportunities Fund, Class VI	—	651,697,061	—	387,425	—	652,657,803
GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund), Class III*	1,174,026,482	143,034,790	285,025,710	—	—	1,081,318,142

Totals	$4,564,954,208	$2,716,378,826	$1,483,466,434	$107,852,536	$—	$5,742,772,448

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Benchmark-Free Fund
GMO Alpha Only Fund, Class IV	$208,616,077	$164,327,964	$277,560,331	$1,605,719	$—	$88,736,337
GMO Asset Allocation Bond Fund, Class VI	671,093,221	746,396,377	191,766,183	35,295,423	20,421,076	1,300,653,948
GMO Currency Hedged International Equity Fund, Class III	1,016,093,779	14,121,506	1,022,092,099	668,667	13,452,838	—
GMO Debt Opportunities Fund, Class VI	178,380,316	37,382,988	10,036,502	3,152,467	—	210,219,653
GMO Emerging Country Debt Fund, Class IV	194,550,630	98,206,900	8,802,145	17,266,095	—	280,085,788
GMO Emerging Markets Fund, Class VI	515,889,087	298,404,085	88,568,686	18,243,389	—	729,347,361
GMO International Equity Fund, Class IV	—	1,307,108,299	147,336,815	45,422,828	37,264,929	1,036,395,804
GMO Risk Premium Fund, Class VI	274,986,361	265,602,308	417,240,221	—	14,713,125	126,154,567
GMO Special Opportunities Fund, Class VI	—	192,262,733	768,798	114,521	—	191,068,608
GMO Special Situations Fund, Class VI	24,336,040	—	24,326,733	—	—	—
GMO Strategic Fixed Income Fund, Class VI	87,645,942	275,031	89,297,149	275,031	—	—
GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund), Class III*	192,414,859	25,815,278	12,798,262	—	—	215,731,480
GMO U.S. Equity Allocation Fund, Class VI**	942,031,777	218,997,955	331,036,761	14,935,971	103,329,684	806,364,529
GMO U.S. Treasury Fund	61,607,857	225,784,793	220,292,540	36,506	11,703	67,100,110

Totals	$4,367,645,946	$3,594,686,217	$2,841,923,225	$137,016,617	$189,193,355	$5,051,858,185

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$501,775,894	$251,011,584	$401,382,469	$6,138,489	$—	$331,939,406
GMO Asset Allocation Bond Fund, Class VI	669,281,486	592,838,268	305,585,852	28,046,317	16,193,031	1,021,502,076
GMO Debt Opportunities Fund, Class VI	203,208,896	84,184,205	80,952,482	3,422,682	—	211,459,613
GMO Emerging Country Debt Fund, Class IV	190,722,157	66,731,668	36,386,634	15,766,132	—	218,274,412
GMO Emerging Markets Fund, Class VI	446,494,991	185,139,770	69,812,469	15,465,904	—	563,948,638
GMO International Equity Fund, Class IV	1,465,521,943	274,681,374	358,318,336	59,030,281	47,907,435	1,230,449,649
GMO Risk Premium Fund, Class VI	130,663,795	146,982,908	147,492,666	—	11,890,078	125,576,661
GMO Special Situations Fund, Class VI	26,425,429	—	26,421,509	—	—	—
GMO Strategic Fixed Income Fund, Class VI	241,443,599	750,927	245,965,521	750,927	—	—
GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund), Class III*	283,699,150	2,358,173	149,008,634	—	—	144,436,175
GMO U.S. Equity Allocation Fund, Class VI**	1,101,695,599	157,219,665	452,145,242	15,835,953	110,045,030	783,135,117
GMO U.S. Treasury Fund	92,637,902	258,722,214	114,477,111	88,676	28,213	236,883,004

Totals	$5,353,570,841	$2,020,620,756	$2,387,948,925	$144,545,361	$186,063,787	$4,867,604,751

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$155,716,435	$35,245,940	$16,365,085	$5,339,866	$—	$174,346,545
GMO International Equity Fund, Class IV	776,904,002	319,821,309	72,515,048	38,776,613	32,093,959	925,275,298
GMO U.S. Equity Allocation Fund, Class VI**	658,441,285	211,455,227	182,060,453	11,979,285	82,350,024	670,317,319

Totals	$1,591,061,722	$566,522,476	$270,940,586	$56,095,764	$114,443,983	$1,769,939,162

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$382,740,582	$422,597,102	$57,649,609	$20,288,454	$—	$737,807,672
GMO International Equity Fund, Class IV	1,385,658,404	920,942,070	327,647,830	78,442,531	68,581,797	1,761,501,355
GMO U.S. Equity Allocation Fund, Class VI**	1,178,165,377	532,456,928	361,127,109	25,171,937	172,351,364	1,299,806,538

Totals	$2,946,564,363	$1,875,996,100	$746,424,548	$123,902,922	$240,933,161	$3,799,115,565

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$112,686,463	$25,606,066	$22,253,091	$3,652,701	$—	$116,415,639
GMO International Equity Fund, Class IV	1,037,781,904	190,510,166	55,904,810	45,181,466	37,119,797	1,063,694,450

Totals	$1,150,468,367	$216,116,232	$78,157,901	$48,834,167	$37,119,797	$1,180,110,089

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2015

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$408,776,259	$122,980,802	$86,874,503	$13,026,186	$—	$449,343,904
GMO International Equity Fund, Class IV	1,381,555,377	185,777,554	279,033,255	54,638,230	43,246,524	1,145,216,474

Totals	$1,790,331,636	$308,758,356	$365,907,758	$67,664,416	$43,246,524	$1,594,560,378

Strategic Opportunities Allocation Fund
GMO Asset Allocation Bond Fund, Class VI	$371,271,791	$251,193,664	$86,955,146	$15,343,340	$8,854,769	$570,644,317
GMO Debt Opportunities Fund, Class VI	90,854,965	8,369,284	10,147,798	1,443,076	—	91,220,086
GMO Emerging Country Debt Fund, Class IV	106,134,175	13,996,964	8,570,644	8,981,978	—	109,098,171
GMO Emerging Markets Fund, Class VI	270,476,553	167,184,324	46,312,374	9,209,643	—	395,900,795
GMO International Equity Fund, Class IV	869,771,136	125,535,256	149,121,117	35,251,227	29,110,530	757,737,909
GMO Risk Premium Fund, Class VI	75,787,760	65,245,180	144,292,095	—	2,333,512	—
GMO Strategic Fixed Income Fund, Class VI	20,522,948	64,400	20,909,590	64,400	—	—
GMO U.S. Equity Allocation Fund, Class VI**	648,092,634	113,879,358	221,440,158	9,972,088	68,947,764	524,119,008
GMO U.S. Treasury Fund	—	44,550,165	44,550,165	3,354	—	—

Totals	$2,452,911,962	$790,018,595	$732,299,087	$80,269,106	$109,246,575	$2,448,720,286

Consolidated Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)
GMO Debt Opportunities Fund, Class VI	$2,736,930	$43,043	$—	$43,043	$—	$2,845,741
GMO U.S. Treasury Fund	667,339,196	275,376,189	384,000,000	295,895	80,294	558,715,385

Totals	$670,076,126	$275,419,232	$384,000,000	$338,938	$80,294	$561,561,126

*	Formerly Alternative Asset Opportunity Fund.
**	Formerly U.S. Core Equity Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Alpha Only Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO Special Opportunities Fund, GMO Strategic Opportunities Allocation Fund, and GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Alpha Only Fund, GMO Benchmark-Free Allocation Fund (Consolidated), GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO Special Opportunities Fund (Consolidated), GMO Strategic Opportunities Allocation Fund, and GMO Systematic Global Macro Opportunity Fund (Consolidated) (formerly GMO Alternative Asset Opportunity Fund) (collectively, the “Funds”) at February 28, 2015, the results of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

GMO Trust Funds

Fund Expenses

February 28, 2015 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six-month period ended February 28, 2015.

As a shareholder of the Funds, you may in incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2014 through February 28, 2015.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period*	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Alpha Only Fund
Class III	$1,000.00	$983.90	$3.20	$1,000.00	$1,021.57	$3.26	0.65%
Class IV	$1,000.00	$984.00	$2.95	$1,000.00	$1,021.82	$3.01	0.60%
Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,011.40	$4.54	$1,000.00	$1,020.28	$4.56	0.91%
Class IV	$1,000.00	$1,011.70	$4.34	$1,000.00	$1,020.48	$4.36	0.87%
Class MF	$1,000.00	$1,011.80	$4.14	$1,000.00	$1,020.68	$4.16	0.83%
Benchmark-Free Fund
Class III	$1,000.00	$1,012.20	$2.64	$1,000.00	$1,022.17	$2.66	0.53%
Global Asset Allocation Fund
Class III	$1,000.00	$1,008.20	$2.44	$1,000.00	$1,022.37	$2.46	0.49%
Global Developed Equity Allocation Fund
Class III	$1,000.00	$992.20	$2.67	$1,000.00	$1,022.12	$2.71	0.54%
Global Equity Allocation Fund
Class III	$1,000.00	$988.00	$2.76	$1,000.00	$1,022.02	$2.81	0.56%
International Developed Equity Allocation Fund
Class III	$1,000.00	$967.60	$3.02	$1,000.00	$1,021.72	$3.11	0.62%
International Equity Allocation Fund
Class III	$1,000.00	$955.50	$3.25	$1,000.00	$1,021.47	$3.36	0.67%
Special Opportunites Fund
Class VI	$1,000.00	$989.10	$6.86	$1,000.00	$1,017.90	$6.95	1.39%
Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,006.80	$2.49	$1,000.00	$1,022.32	$2.51	0.50%
Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)
Class III	$1,000.00	$1,032.40	$4.28	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2015, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust

Tax Information for the Tax Year Ended February 28, 2015 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable RIC Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2015:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income(3) ($)	Short- Term Capital Gain Dividends(3) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(4) ($)	Foreign Source Income(4) ($)
Alpha Only Fund	61.10%	100.00%	—	—	—	—	—	—
Consolidated Benchmark-Free Allocation Fund	13.46%	46.01%	3.00%	34,732,141	230,489,207	301,056,931	—	—
Benchmark-Free Fund	7.77%	42.56%	3.29%	46,466,463	8,843,797	463,463,829	6,362,001	70,026,573
Global Asset Allocation Fund	10.66%	54.16%	2.79%	50,811,698	5,134,675	270,464,052	7,018,958	81,523,878
Global Developed Equity Allocation Fund	20.13%	100.00%	—	—	—	146,463,927	3,897,756	48,009,023
Global Equity Allocation Fund	19.33%	100.00%	—	5,732,751	—	254,855,622	9,306,273	108,030,181
International Developed Equity Allocation Fund	—	100.00%	—	—	—	—	4,148,371	52,761,528
International Equity Allocation Fund	—	100.00%	—	355,736	—	28,330,310	6,311,997	73,975,616
Consolidated Special Opportunities Fund	—	—	—	—	—	—	—	—
Strategic Opportunities Allocation Fund	10.98%	61.48%	2.89%	18,384,335	—	193,275,181	4,191,663	48,653,681

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the RIC Funds and the RIC Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain dividends received from underlying funds.
(4)	The RIC Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the RIC Funds’ shareholders.

In early 2016, the RIC Funds will notify applicable shareholders of amounts for use in preparing 2015 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2015. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	39	Director, BeiGene Ltd. (biotech research).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	39	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present).	39	Trustee of HIMCO Variable Insurance Trust (27 Portfolios); Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	51	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Brian Kadehjian DOB: 09/16/1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Craig Parker DOB: 01/21/1982	Assistant Treasurer	Since February 2015	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2010 – present); Senior Associate, PricewaterhouseCoopers LLP (September 2009 – October 2010).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kelly Hollister DOB: 03/29/1988	Anti-Money Laundering Officer	Since November 2014.	Compliance Associate, Grantham, Mayo, Van Otterloo & Co. LLC (May 2012 – present).

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Messrs. Kittredge and Parker, also serves as an officer of GMO Series Trust.

GMO Implementation Fund

Annual Report

February 28, 2015

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Fund will achieve the stated investment objective. Please see the Fund’s private placement memorandum regarding specific principal risks for the Fund. General risks may include: market-risk equities, management and operational risk, non-U.S. investment risk, smaller company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Team at Grantham, Mayo, Van Otterloo & Co. LLC. Allocations among asset classes are made by the Asset Allocation Team and specific security selection is primarily handled by other Teams in collaboration with the Asset Allocation Team. For example, the Global Equity Team selects equity securities within Implementation Fund.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the CPI is included for comparative purposes.

GMO Implementation Fund returned +6.92% for the fiscal year ended February 28, 2015, as compared with +0.01% for the CPI.

The Fund’s exposures to developed rates positions (driven primarily by euro and yen positions), select fundamentally researched U.S. equity holdings, and U.S. quality equities contributed positively to relative performance. The Fund’s exposure to European value equities detracted from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of the CPI is not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Implementation Fund and the Consumer Price Index As of February 28, 2015

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2015. All information is unaudited.

3

GMO Implementation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2015 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	58.4%
Short-Term Investments	21.0
Debt Obligations	15.5
Options Purchased	3.1
Preferred Stocks	1.9
Swap Contracts	0.4
Forward Currency Contracts	0.3
Futures Contracts	0.0	^
Rights/Warrants	0.0	^
Written Options	(1.0)
Securities Sold Short	(3.6)
Other	4.0

	100.0%

Country Summary**	% of Investments
United States	48.0%
United Kingdom	8.3
South Korea	6.7
Japan	5.4
Russia	4.9
Germany	4.2
China	4.2
France	3.9
Taiwan	2.4
Brazil	1.6
Spain	1.5
Italy	1.1
Turkey	1.0
South Africa	0.9
Canada	0.7
India	0.7
Mexico	0.4
Norway	0.4
Poland	0.4
Thailand	0.4
Indonesia	0.3
Netherlands	0.3
Sweden	0.3
Switzerland	0.3
Belgium	0.2
Denmark	0.2
Israel	0.2
Puerto Rico	0.2
Australia	0.1
Austria	0.1
Chile	0.1
Czech Republic	0.1
Finland	0.1
Greece	0.1
Hungary	0.1
Philippines	0.1
Portugal	0.1
Colombia	0.0	^
Egypt	0.0	^
Iceland	0.0	^
Malaysia	0.0	^
Qatar	0.0	^
Sri Lanka	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments***
Energy	18.1%
Technology Hardware & Equipment	10.3
Retailing	9.3
Telecommunication Services	8.7
Automobiles & Components	6.9
Food, Beverage & Tobacco	6.1
Capital Goods	5.7
Health Care Equipment & Services	4.9
Pharmaceuticals, Biotechnology & Life Sciences	4.7
Materials	4.5
Utilities	4.4
Software & Services	4.4
Banks	2.4
Media	2.4
Household & Personal Products	1.8
Food & Staples Retailing	1.7
Semiconductors & Semiconductor Equipment	1.0
Consumer Durables & Apparel	1.0
Transportation	0.6
Diversified Financials	0.3
Consumer Services	0.3
Insurance	0.3
Real Estate	0.1
Commercial & Professional Services	0.1

100.0%

^	Rounds to 0.0%.

*	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

**	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

***	Investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, debt obligations and ETFs, if any. For a summary of derivative contract exposure and ETFs, if any, see the Schedule of Investments.

4

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	COMMON STOCKS — 58.4%

	Australia — 0.1%
494,397	Origin Energy Ltd	4,709,910
416,228	Woodside Petroleum Ltd	11,424,482

	Total Australia	16,134,392

	Austria — 0.1%
201,716	OMV AG	5,802,553
132,496	Voestalpine AG	5,172,881

	Total Austria	10,975,434

	Belgium — 0.2%
226,123	Belgacom SA	8,493,144
166,312	Delhaize Group	14,932,356

	Total Belgium	23,425,500

	Brazil — 0.5%
216,700	Aes Tiete SA	1,044,760
2,196,600	Banco do Brasil SA	18,439,291
457,300	Banco Santander Brasil SA	2,279,173
1,180,000	Centrais Electrical Brasileiras SA	2,235,147
623,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,675,700
348,200	Cia de Saneamento de Minas Gerais-COPASA	2,466,431
1,003,000	Companhia de Saneamento Basico do Estado de Sao Paulo	5,984,958
1,621,100	Companhia Siderurgica Nacional SA	2,942,356
244,600	Companhia Siderurgica Nacional SA Sponsored ADR	435,388
470,100	CPFL Energia SA	3,080,381
84,300	CPFL Energia SA ADR	1,100,958
974,700	Cyrela Brazil Realty SA Empreendimentos e Participacoes	3,977,550
661,167	Duratex SA	1,769,140
1,381,700	EDP-Energias Do Brasil SA	4,385,146
249,300	Equatorial Energia SA	2,435,436
178,700	Grupo BTG Pactual	1,714,111
381,900	Klabin SA	2,153,883
734,800	Light SA	3,615,395
1,019,600	MRV Engenharia e Participacoes SA	2,445,829
225,600	Natura Cosmeticos SA	2,232,346
54,980	Oi SA Sponsored ADR *	114,908
849,600	Tim Participacoes SA	3,575,966
438,100	Tractebel Energia SA	5,159,582
624,500	Transmissora Alianca de Energia Eletrica SA	4,608,518

	Total Brazil	81,872,353

Shares	Description	Value ($)
	Canada — 0.6%
202,800	Canadian Natural Resources Ltd	5,898,574
499,500	Canadian Oil Sands Ltd	4,479,158
467,360	Catamaran Corp *	23,344,632
256,900	Cenovus Energy Inc	4,432,712
108,800	Husky Energy Inc	2,444,758
68,000	Imperial Oil Ltd	2,624,046
636,200	Suncor Energy Inc	19,099,741
1,837,873	Talisman Energy Inc	14,298,652
109,192	Valeant Pharmaceuticals International Inc *	21,563,236

	Total Canada	98,185,509

	Chile — 0.0%
10,741,574	Enersis SA	3,526,410
117,900	Enersis SA Sponsored ADR	1,939,455
182,751	ENTEL Chile SA	1,939,711

	Total Chile	7,405,576

	China — 3.3%
1,780,500	Anhui Conch Cement Co Ltd – Class H	6,058,257
7,810,000	Bank of China Ltd – Class H	4,501,696
3,059,000	BBMG Corp – Class H	2,702,179
9,989,000	Belle International Holdings Ltd	10,851,326
7,477,000	China Coal Energy Co Ltd – Class H	4,029,039
12,391,000	China Communications Construction Co Ltd – Class H	15,167,728
3,668,000	China Communications Services Corp Ltd – Class H	1,688,200
5,980,000	China Construction Bank – Class H	4,979,647
10,466,000	China Mobile Ltd	142,429,594
11,368,000	China National Building Material Co Ltd – Class H	11,130,419
51,854,000	China Petroleum & Chemical Corp – Class H	43,405,124
6,780,000	China Railway Construction Corp Ltd – Class H	8,258,953
10,160,000	China Railway Group Ltd – Class H	8,280,734
1,472,000	China Resources Enterprise Ltd	3,078,573
2,604,000	China Resources Power Holdings Co Ltd	6,856,383
4,025,000	China Shanshui Cement Group Ltd	2,250,666
10,808,500	China Shenhua Energy Co Ltd – Class H	28,363,604
31,200,000	China Telecom Corp Ltd – Class H	20,171,095
3,600,000	China Unicom Hong Kong Ltd	6,099,047
36,001,000	CNOOC Ltd	51,506,770
2,410,000	Cosco Pacific Ltd	3,479,552
6,050,000	Datang International Power Generation Co Ltd – Class H	3,025,981

See accompanying notes to the financial statements.	5

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	China — continued
7,466,000	Dongfeng Motor Group Co Ltd – Class H	11,862,848
2,627,500	Fosun International Ltd	4,251,491
12,650,000	Geely Automobile Holdings Ltd	5,653,569
15,369,000	GOME Electrical Appliances Holdings Ltd	2,097,395
3,654,000	Huabao International Holdings Ltd	2,770,249
7,950,000	Huaneng Power International Inc – Class H	10,042,153
7,125,000	Industrial and Commercial Bank of China Ltd – Class H	5,234,127
2,390,000	Jiangsu Expressway Co Ltd	2,936,948
4,250,000	Kunlun Energy Co Ltd	4,186,646
43,642,000	PetroChina Co Ltd – Class H	50,822,712
6,182,000	Shanghai Electric Group Co Ltd – Class H	3,647,889
763,000	Shanghai Industrial Holdings Ltd	2,307,121
2,090,000	Shenzhen International Holdings Ltd	2,921,552
1,534,000	Sinopec Engineering Group Co Ltd – Class H	1,242,892
1,358,000	Skyworth Digital Holdings Ltd	967,339
770,000	Weichai Power Co Ltd – Class H	3,140,560
6,112,000	Yanzhou Coal Mining Co Ltd – Class H	5,039,630
2,146,000	Zhejiang Expressway Co Ltd – Class H	2,626,900
11,700,000	Zijin Mining Group Co Ltd – Class H	3,483,042

	Total China	513,549,630

	Colombia — 0.0%
3,828,940	Ecopetrol SA	3,193,368

	Czech Republic — 0.1%
692,283	CEZ AS	17,468,975

	Denmark — 0.1%
6,445	AP Moeller – Maersk A/S	14,815,957
62,864	Carlsberg A/S	5,374,176
248,290	TDC A/S	1,961,623

	Total Denmark	22,151,756

	Egypt — 0.0%
1,156,310	Al Ezz Steel Rebars SAE *	2,354,160
8,694,144	Orascom Telecom Media and Technology Holding SAE *	1,371,718
706,953	Telecom Egypt Co	1,077,465

	Total Egypt	4,803,343

	Finland — 0.1%
282,160	Fortum Oyj	6,418,697
29,059	Kesko Oyj – B Shares	1,150,116
9,891	Metso Oyj	318,206

Shares	Description	Value ($)
	Finland — continued
342,167	Nokia Oyj	2,749,715
305,577	UPM – Kymmene Oyj	5,732,365

	Total Finland	16,369,099

	France — 3.0%
186,434	Bouygues SA	7,383,210
40,561	Casino Guichard-Perrachon SA	3,811,411
25,694	Christian Dior SA	4,970,011
214,818	Compagnie de Saint-Gobain	9,648,054
158,318	Compagnie Generale des Etablissements Michelin	15,199,537
1,723,167	GDF Suez	38,233,991
2,025	LVMH Moet Hennessy Louis Vuitton SA	370,258
2,912,373	Orange	53,117,027
308,864	Peugeot SA *	5,159,719
819,395	Renault SA	78,575,436
204,070	Rexel SA	3,982,106
363,062	Sanofi	35,510,511
136,040	Schneider Electric SA	10,930,741
197,773	Suez Environnement Co	3,522,407
2,779,411	Total SA	149,322,914
209,007	Veolia Environnement SA	4,067,761
184,642	Vinci SA	10,930,394
1,864,738	Vivendi SA	45,397,946

	Total France	480,133,434

	Germany — 1.7%
18,855	Axel Springer SE	1,217,115
637,737	BASF SE	61,107,592
261,488	Bayerische Motoren Werke AG	33,050,479
40,251	Bilfinger SE	2,395,951
535,436	Daimler AG	51,863,807
22,647	Deutsche Lufthansa AG (Registered)	331,586
1,618,017	Deutsche Telekom AG (Registered)	30,211,807
2,674,361	E.ON AG	43,240,780
32,118	Fresenius Medical Care AG & Co	2,628,904
204,232	K+S AG (Registered)	6,591,721
77,918	Metro AG	2,606,407
91,909	ProSiebenSat.1 Media AG (Registered)	4,509,994
636,752	RWE AG	17,802,642
3,517	Siemens AG (Registered)	393,142
19,451	Volkswagen AG	4,820,754

	Total Germany	262,772,681

	Greece — 0.1%
443,506	Hellenic Telecommunications Organization SA	4,407,206
467,953	OPAP SA	4,318,598

	Total Greece	8,725,804

6	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Hungary — 0.1%
1,445,293	Magyar Telekom Telecommunications Plc *	2,044,052
48,857	MOL Hungarian Oil and Gas Plc	2,163,186
273,908	OTP Bank Plc	4,331,581

	Total Hungary	8,538,819

	India — 0.5%
1,734,244	Bharat Heavy Electricals Ltd	7,604,568
1,529,659	Cairn India Ltd	6,216,505
1,161,855	Coal India Ltd *	7,406,156
812,779	GAIL India Ltd	5,366,569
382,633	Hindustan Petroleum Corp Ltd	3,750,351
198,364	Infosys Ltd	7,281,023
1,215,365	Jindal Steel & Power Ltd	3,801,929
3,651,255	NTPC Ltd	9,403,578
1,656,253	Oil & Natural Gas Corp Ltd	8,690,562
701,803	Reliance Energy Ltd	5,405,139
368,389	Reliance Industries Ltd	5,126,830
535,233	Tata Motors Ltd	4,980,350
11,884	Tata Motors Ltd – Class A	68,977
156,700	Tata Motors Ltd Sponsored ADR	7,712,774
552,001	Tata Steel Ltd	3,143,842

	Total India	85,959,153

	Indonesia — 0.2%
26,824,700	Adaro Energy Tbk PT	1,989,702
19,278,600	Astra International Tbk PT	11,693,123
1,611,800	Indo Tambangraya Megah Tbk PT	2,104,938
12,524,200	Perusahaan Gas Negara Persero Tbk PT	5,030,864
66,628,000	Telekomunikasi Indonesia Persero Tbk PT	15,108,038
34,800	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,569,480
1,003,400	United Tractors Tbk PT	1,610,049

	Total Indonesia	39,106,194

	Ireland — 0.0%
226,170	CRH Plc	6,403,834

	Israel — 0.1%
259,400	Check Point Software Technologies Ltd *	21,657,306

	Italy — 0.9%
7,473,537	Enel SPA	34,451,173
3,272,529	ENI SPA	60,998,342
171,050	Fiat Chrysler Automobiles NV *	2,640,580
378,851	Finmeccanica SPA *	4,587,848
1,042,051	Mediaset SPA *	4,800,508

Shares	Description	Value ($)
	Italy — continued
16,831,722	Telecom Italia SPA *	20,115,529
11,931,190	Telecom Italia SPA-Di RISP	11,707,537

	Total Italy	139,301,517

	Japan — 4.2%
326,000	Aeon Co Ltd	3,491,530
115,100	Aisin Seiki Co Ltd	4,243,299
509,000	Asahi Glass Co Ltd	3,213,385
328,000	Asahi Kasei Corp	3,390,461
8,700	Asatsu-DK Inc	238,011
7,200	Bridgestone Corp	276,198
13,600	Brother Industries Ltd	229,269
361,822	Canon Inc	11,768,488
25,600	Central Japan Railway Co	4,763,361
151,700	Daihatsu Motor Co Ltd	2,170,962
168,500	Daiichi Sankyo Co Ltd	2,639,580
31,400	Daito Trust Construction Co Ltd	3,403,828
30,400	FamilyMart Co Ltd	1,373,347
192,922	FujiFilm Holdings Corp	6,642,434
488,927	Honda Motor Co Ltd	16,171,359
1,247,192	Inpex Corp	14,741,695
192,437	IT Holdings Corp	3,383,901
2,145,900	Itochu Corp	24,033,029
83,000	Japan Airlines Co Ltd	2,556,142
1,118,789	Japan Tobacco, Inc.	35,315,751
180,480	K’s Holdings Corp	5,571,817
1,395,000	Kawasaki Kisen Kaisha Ltd	4,251,531
155,800	KDDI Corp	10,812,741
17,100	Kirin Holdings Co Ltd.	223,650
18,600	Kuraray Co Ltd	256,088
791,680	Kyocera Corp	40,055,028
2,330,500	Marubeni Corp	14,329,011
251,004	Medipal Holdings Corp	3,198,963
888,700	Mitsubishi Chemical Holdings Corp	4,954,365
1,437,269	Mitsubishi Corp	28,721,982
1,522,374	Mitsui & Co Ltd	21,167,517
655,743	Nippon Telegraph & Telephone Corp	40,871,394
12,548,828	Nissan Motor Co Ltd	132,206,181
1,395,929	NTT Docomo, Inc.	24,818,552
819,000	Osaka Gas Co Ltd	3,378,430
133,200	Otsuka Holdings Co Ltd	3,993,407
262,700	Ricoh Co Ltd	2,610,808
121,000	Sekisui Chemical Co Ltd	1,552,355
18,600	Sekisui House Ltd	250,471
28,700	Shimamura Co Ltd	2,783,162
3,853,500	Sojitz Corp	5,895,180
1,505,700	Sumitomo Corp	16,562,329
198,000	Sumitomo Metal Mining Co Ltd	3,128,978

See accompanying notes to the financial statements.	7

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Japan — continued
149,800	Sumitomo Rubber Industries	2,593,005
54,352	Suzuken Co Ltd	1,717,399
166,326	Takeda Pharmaceutical Co., Ltd.	8,518,692
1,695,164	Tokyo Electron Ltd (b)	127,809,958
307,200	Toyota Tsusho Corp	8,517,106
506,000	UNY Co Ltd	2,923,833
1,490,067	Yamada Denki Co Ltd	6,469,138

	Total Japan	674,189,101

	Malaysia — 0.0%
766,500	Petronas Chemicals Group Bhd	1,162,627

	Mexico — 0.3%
30,164,900	America Movil SAB de CV – Class L	32,291,750
703,400	America Movil SAB de CV ADR	15,038,692

	Total Mexico	47,330,442

	Netherlands — 0.3%
17,335	Heineken Holding NV	1,203,748
807,266	Koninklijke Ahold NV	15,128,464
1,978,163	Koninklijke KPN NV	6,742,507
350,342	PostNL NV *	1,561,610
85,275	SNS REAAL NV * (a)	—
156,228	Unilever NV	6,789,473
166,620	Wolters Kluwer NV	5,395,773

	Total Netherlands	36,821,575

	Norway — 0.3%
42,362	Orkla ASA	332,331
1,494,367	Statoil ASA	28,071,867
567,526	Telenor ASA	11,374,174
243,077	Yara International ASA	13,370,014

	Total Norway	53,148,386

	Philippines — 0.0%
83,290	Philippine Long Distance Telephone Co	5,980,771

	Poland — 0.3%
102,225	Asseco Poland SA	1,491,289
761,085	KGHM Polska Miedz SA	24,795,545
1,049,595	Orange Polska SA	2,789,183
2,255,106	PGE SA	12,609,403
473,202	Polski Koncern Naftowy Orlen SA	6,965,025
678,386	Tauron Polska Energia SA	896,387

	Total Poland	49,546,832

	Portugal — 0.1%
1,919,551	EDP-Energias de Portugal SA	7,566,495

Shares	Description	Value ($)
	Qatar — 0.0%
549	Industries Qatar QSC	23,321

	Russia — 3.4%
77,035	Bashneft OAO – Class S *	2,086,115
82,432	Gazprom Neft JSC Sponsored ADR	1,157,589
19,712,360	Gazprom OAO Sponsored ADR	98,109,401
7,655,973	Lukoil OAO Sponsored ADR	369,420,396
3,574,461	Rosneft OJSC GDR (Registered)	15,381,449
2,131,094	Sberbank Sponsored ADR	10,777,582
397,288	Severstal PAO GDR (Registered)	4,463,878
8,585,088	Surgutneftegas OAO *	4,860,731
2,530,351	Surgutneftegas Sponsored ADR *	14,023,152
431,263	Tatneft Sponsored ADR *	13,596,802

	Total Russia	533,877,095

	South Africa — 0.7%
2,691,606	African Bank Investments Ltd * (a)	231
310,836	Bidvest Group Ltd (The)	8,576,207
230,841	Foschini Group Ltd (The)	3,273,138
1,023,563	Gold Fields Ltd	4,745,004
250,333	Imperial Holdings Ltd	4,217,352
188,625	Kumba Iron Ore Ltd	3,700,896
1,844,435	MTN Group Ltd	32,664,787
712,260	Sasol Ltd	25,711,091
1,647	Sasol Ltd Sponsored ADR	60,000
324,950	Sibanye Gold Ltd	858,028
538,987	Telkom SA SOC Ltd *	3,795,246
162,966	Tiger Brands Ltd	4,846,895
718,204	Truworths International Ltd	5,471,983
692,746	Vodacom Group Ltd	8,060,760
187,952	Wilson Bayly Holmes-Ovcon Ltd	1,843,142

	Total South Africa	107,824,760

	South Korea — 4.8%
174,418	BS Financial Group Inc	2,370,260
63,279	CJ E & M Corp *	2,818,524
95,844	Daelim Industrial Co Ltd	5,655,591
58,498	Dongbu Insurance Co Ltd	2,821,425
118,542	GS Holdings	4,773,072
264,259	Hana Financial Group Inc	7,239,880
107,136	Hankook Tire Co Ltd	4,690,592
75,005	Hankook Tire WorldwideCo Ltd	1,619,593
119,470	Hanwha Corp	3,333,608
24,931	Hyundai Department Store Co Ltd	3,041,439
125,099	Hyundai Engineering & Construction	5,626,119
86,865	Hyundai Heavy Industries Co Ltd	9,483,336
81,286	Hyundai Marine & Fire Insurance Co Ltd	2,018,655
164,128	Hyundai Mobis	37,313,076

8	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	South Korea — continued
289,050	Hyundai Motor Co	42,257,671
79,443	Hyundai Steel Co	4,853,506
26,679	Hyundai Wia Corp	3,413,255
318,218	Industrial Bank of Korea	3,912,524
169,611	KB Financial Group Inc	6,038,163
755,764	Kia Motors Corp	31,312,789
8,641	Korea Zinc Co Ltd	3,221,745
323,070	KT Corp	9,039,339
10,400	KT Corp Sponsored ADR	145,704
123,936	KT&G Corp	9,029,221
109,208	LF Corp	3,135,940
56,829	LG Chem Ltd	11,897,353
416,527	LG Display Co Ltd	12,932,423
197,184	LG Electronics Inc	11,106,871
111,583	LG International Corp	3,771,267
59,347	LIG Insurance Co Ltd	1,297,652
17,638	Lotte Chemical Corp	3,059,333
21,879	Lotte Shopping Co Ltd	4,985,259
86,583	Meritz Fire & Marine Insurance Co Ltd	1,034,081
81,274	POSCO	19,799,742
37,279	S-Oil Corp	2,196,825
2,626	Samsung Electronics Co Ltd GDR (Registered)	1,627,176
60,423	Samsung Engineering Co Ltd *	2,310,131
311,213	Samsung Heavy Industries Co Ltd	5,579,185
341,506	Samsung Electronics Co Ltd	422,376,523
186,060	Shinhan Financial Group Co Ltd	7,411,705
56,926	SK Holdings Co Ltd	9,649,838
182,156	SK Innovation Co Ltd	17,139,486
57,798	SK Telecom Co Ltd	15,168,586
22,100	SK Telecom Co Ltd ADR	642,447
218,228	Sungwoo Hitech Co Ltd	2,454,754

	Total South Korea	765,605,664

	Spain — 1.2%
67,375	ACS Actividades de Construccion y Servicios SA	2,498,529
94,157	Enagas	2,885,475
135,273	Endesa SA	2,730,474
239,538	Gas Natural SDG SA	5,779,664
4,125,948	Iberdrola SA	28,159,159
4,443,367	Jazztel Plc *	62,108,944
1,217,922	Repsol SA	23,483,955
4,098,024	Telefonica SA	63,663,523

	Total Spain	191,309,723

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	46,268

Shares	Description	Value ($)
	Sweden — 0.2%
686,161	Ericsson LM – Class B	8,861,129
31,750	Sandvik AB	355,867
144,641	Securitas AB – Class B	2,057,513
165,876	Skanska AB – Class B	4,134,668
115,616	SKF AB – B Shares	2,909,854
273,314	Tele2 AB – B Shares	3,206,520
2,780,020	TeliaSonera AB	17,654,518

	Total Sweden	39,180,069

	Switzerland — 0.2%
371,376	ABB Ltd (Registered)	7,958,235
56,885	Holcim Ltd (Registered)	4,388,410
153,160	Nestle SA (Registered)	11,970,029
3,348	Novartis AG (Registered)	342,414
13,573	Swisscom AG (Registered)	7,780,400
31	Zurich Insurance Group AG	9,914

	Total Switzerland	32,449,402

	Taiwan — 1.9%
5,059,390	Acer Inc *	3,302,420
5,699,000	Advanced Semiconductor Engineering Inc	7,649,672
2,177,000	Asustek Computer Inc	22,591,821
1,638,000	Chipbond Technology Corp	3,170,772
716,278	Chong Hong Construction Co Ltd	1,478,268
3,813,470	Chunghwa Telecom Co Ltd	11,996,088
500	Chunghwa Telecom Co Ltd ADR	15,730
12,537,000	Compal Electronics Inc	9,713,644
1,766,000	Coretronic Corp	2,715,280
4,909,371	E.Sun Financial Holding Co Ltd	3,059,793
2,757,000	Far Eastern New Century Corp	2,857,881
1,590,000	Far EasTone Telecommunications Co Ltd	3,918,288
2,533,750	Foxconn Technology Co Ltd	6,501,857
1,393,500	Highwealth Construction Corp	2,962,734
22,566,120	Hon Hai Precision Industry Co Ltd	62,355,485
2,448,000	HTC Corp *	11,882,186
8,664,000	Innolux Corp	4,428,590
2,613,000	Inventec Corp	1,997,778
5,534,628	Lite-On Technology Corp	7,011,315
274,222	Makalot Industrial Co Ltd	1,708,616
949,000	Novatek Microelectronics Corp Ltd	5,099,743
4,378,000	Pegatron Corp	11,979,949
483,000	Phison Electronics Corp	3,651,917
3,218,000	Pou Chen Corp	4,625,297
2,856,808	Powertech Technology Inc	4,875,101
5,452,000	Quanta Computer Inc	13,727,737
1,801,020	Radiant Opto-Electronics Corp	5,907,712
1,158,330	Realtek Semiconductor Corp	3,618,358

See accompanying notes to the financial statements.	9

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	Taiwan — continued
865,000	Simplo Technology Co Ltd	4,281,162
2,172,000	Synnex Technology International Corp	3,162,697
3,057,000	Taiwan Cement Corp	4,170,172
586,000	Taiwan Mobile Co Ltd	2,002,944
1,178,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	28,911,058
984,000	TPK Holding Co Ltd	7,082,441
1,940,000	Tripod Technology Corp	4,267,837
4,057,000	Unimicron Technology Corp	2,723,800
14,579,000	United Microelectronics Corp	7,386,993
8,886,909	Wistron Corp	8,361,563
2,422,000	WPG Holdings Co Ltd	3,100,039
500,000	Yungtay Engineering Co Ltd	1,157,758

	Total Taiwan	301,412,496

	Thailand — 0.3%
1,392,700	Bangchak Petroleum Pcl (Foreign Registered)	1,452,398
8,340,500	Bangkok Dusit Medical Services Pcl (Foreign Registered)	5,544,785
8,463,900	Banpu Pcl (Foreign Registered)	7,920,225
1,805,800	PTT Exploration & Production Pcl (Foreign Registered)	6,302,161
767,800	PTT Global Chemical Pcl (Foreign Registered)	1,329,305
1,928,300	PTT Pcl (Foreign Registered)	20,428,586
1,115,200	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	2,121,331
2,848,100	Thai Oil Pcl (Foreign Registered)	4,620,252
1,353,200	Thanachart Capital Pcl (Foreign Registered)	1,464,789

	Total Thailand	51,183,832

	Turkey — 0.8%
2,237,215	Akbank TAS	7,319,666
692,266	Arcelik AS	4,182,109
4,468,315	Asya Katilim Bankasi AS *	1,149,365
1,769,654	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,988,377
1,046,766	Eregli Demir ve Celik Fabrikalari TAS	1,761,007
1,046,199	Gubre Fabrikalari TAS	2,623,000
514,517	Haci Omer Sabanci Holding AS	1,988,335
1,908,051	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	1,372,763
2,379,172	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	1,728,082
1,611,175	KOC Holding AS	7,517,771
501,797	Koza Altin Isletmeleri AS	4,449,123
1,809,473	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,217,250

Shares	Description	Value ($)
	Turkey — continued
1,403,194	Tekfen Holding AS *	3,105,237
408,525	Tupras-Turkiye Petrol Rafineriler AS	8,630,238
2,099,510	Turk Hava Yollari *	7,578,330
2,049,208	Turk Telekomunikasyon AS	5,965,272
2,567,043	Turkcell Iletisim Hizmetleri AS *	13,496,967
4,400	Turkcell Iletisim Hizmetleri AS ADR *	57,948
464,737	Turkiye Garanti Bankasi AS	1,664,182
1,475,117	Turkiye Halk Bankasi AS	8,795,997
7,711,117	Turkiye IS Bankasi – Class C	19,363,661
1,317,215	Turkiye Sise ve Cam Fabrikalari AS	1,941,987
3,990,952	Turkiye Vakiflar Bankasi TAO – Class D	8,382,736
4,010,151	Yapi ve Kredi Bankasi AS	7,427,138

	Total Turkey	123,706,541

	United Kingdom — 6.0%
83,864	Aggreko Plc	2,206,151
1,561,990	AstraZeneca Plc	107,642,682
1,489,996	BAE Systems Plc	12,212,172
825,703	Balfour Beatty Plc	3,195,188
44,182	Berkeley Group Holdings Plc	1,780,820
525,047	BG Group Plc	7,730,097
16,192,064	BP Plc	111,510,285
409,040	British American Tobacco Plc	23,847,858
1,795,005	BT Group Plc	12,585,334
269,665	Carillion Plc	1,500,319
3,159,771	Catlin Group Ltd	33,363,829
5,777,358	Centrica Plc	21,751,706
518,681	Cobham Plc	2,728,070
484,075	Compass Group Plc	8,584,187
1,615,332	CSR Plc	21,563,064
1,406,788	Debenhams Plc	1,765,472
2,045,521	GlaxoSmithKline Plc	48,502,028
1,652,152	Home Retail Group Plc	5,158,668
85,571	Imperial Tobacco Group Plc	4,211,153
273,913	Inchcape Plc	3,106,156
1,378,727	J Sainsbury Plc	5,772,290
1,915,753	Kingfisher Plc	10,802,233
1,493,665	Ladbrokes Plc	2,727,036
3,654,716	Man Group Plc	10,771,761
1,570,666	Marks & Spencer Group Plc	12,206,355
382,664	Meggitt Plc	3,212,665
93,830	Micro Focus International Plc	1,567,623
742,203	Pearson Plc	16,238,131
152,858	Persimmon Plc	4,150,649
255,118	Reckitt Benckiser Group Plc	23,027,421
5,707,016	Rexam Plc	48,953,404
3,944,527	Royal Dutch Shell Plc A Shares (London)	128,506,740

10	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United Kingdom — continued
2,240,853	Royal Dutch Shell Plc B Shares (London)	75,951,062
489,410	Royal Mail Plc	3,172,683
545,176	Sage Group Plc (The)	4,071,988
329,019	Scottish & Southern Energy Plc	7,979,732
265,984	Smiths Group Plc	4,731,661
21,643	Spectris Plc	726,748
63,195	Synergy Health Plc	2,077,206
263,351	Tate & Lyle Plc	2,410,465
10,857,909	Tesco Plc	41,102,435
387,416	Unilever Plc	17,087,650
18,172,484	Vodafone Group Plc	62,900,607
391,817	William Hill Plc	2,281,871
4,412,013	WM Morrison Supermarkets Plc	13,300,660
276,926	WPP Plc	6,542,764

	Total United Kingdom	947,219,079

	United States — 21.7%
371,606	3M Co.	62,671,352
830,500	Abbott Laboratories	39,340,785
249,717	Accenture Plc – Class A	22,482,022
599,176	Allergan, Inc. (b)	139,452,222
541	Alliance Data Systems Corp. *	150,674
1,898,144	Amazon.com, Inc. *	721,598,423
156,800	American Express Co.	12,793,312
60,800	Ametek, Inc.	3,230,912
76,000	Amphenol Corp. – Class A	4,290,960
132,345	Analog Devices, Inc.	7,747,476
248,842	Apple, Inc.	31,966,243
950,561	Baker Hughes, Inc.	59,419,568
82,504	Baxter International, Inc.	5,705,152
97,508	Becton, Dickinson and Co.	14,306,374
147,200	Bed Bath & Beyond, Inc. *	10,989,952
20,400	Biogen Idec, Inc. *	8,355,636
53,500	CH Robinson Worldwide, Inc.	3,975,050
198,000	Chevron Corp.	21,122,640
61,900	Church & Dwight Co., Inc.	5,270,166
1,453,189	Cisco Systems, Inc.	42,883,607
90,800	Citrix Systems, Inc. *	5,781,690
918,747	City National Corp.	83,027,166
2,232,503	Coca-Cola Co. (The)	96,667,380
249,968	Cognizant Technology Solutions Corp. – Class A *	15,619,250
490,519	Colgate-Palmolive Co.	34,738,556
120,800	Costco Wholesale Corp.	17,752,768
242,402	Covisint Corp. *	606,005
28,100	CR Bard, Inc.	4,752,834
424,302	Danaher Corp.	37,033,079
1,578,534	DIRECTV * (b)	139,858,112

Shares	Description	Value ($)
	United States — continued
104,800	eBay, Inc. *	6,068,968
4,700	Edwards Lifesciences Corp. *	625,194
770,300	EMC Corp.	22,292,482
214,257	Emerson Electric Co.	12,409,765
169,044	Endo International Plc *	14,470,166
7,500	Estee Lauder Cos., Inc. (The) – Class A	620,025
74,200	Expeditors International of Washington, Inc.	3,583,860
2,356,236	Express Scripts Holding Co. *	199,785,250
29,500	F5 Networks, Inc. *	3,484,392
12,500	Fastenal Co.	519,375
47,900	Genuine Parts Co.	4,602,232
157,016	Google, Inc. – Class A *	88,341,912
600	Google, Inc. – Class C *	335,040
38,100	Henry Schein, Inc. *	5,335,905
5,600	Hershey Co. (The)	581,168
57,800	Honeywell International, Inc.	5,940,684
11,000	Hormel Foods Corp.	643,610
281,092	Hospira, Inc. *	24,606,794
7,233,493	Hudson City Bancorp, Inc. (b)	70,598,892
48,063	Humana, Inc.	7,900,596
223,136	Illinois Tool Works, Inc.	22,059,225
98,999	International Business Machines Corp.	16,031,898
90,974	Intuit, Inc.	8,881,792
6,246	Intuitive Surgical, Inc. *	3,123,000
771,900	Johnson & Johnson	79,127,469
315,332	JPMorgan Chase & Co.	19,323,545
15,300	Linear Technology Corp.	737,230
777,932	Lorillard, Inc.	53,226,107
74,400	Mastercard, Inc. – Class A	6,705,672
36,700	McCormick & Co., Inc. (Non Voting)	2,766,446
95,434	McDonald’s Corp.	9,438,423
489,492	Medtronic Plc	37,979,684
897,900	Microsoft Corp.	39,372,915
207,404	Monsanto Co.	24,977,664
256,052	Nike, Inc. – Class B	24,867,770
896,116	Office Depot, Inc. *	8,396,607
2,670,133	Oracle Corp.	117,005,228
1,210,215	Orbitz Worldwide, Inc. *	14,014,290
106,400	Paychex, Inc.	5,302,444
3,510,427	Philip Morris International, Inc.	291,225,024
58,996	Precision Castparts Corp.	12,760,835
1,120,595	Procter & Gamble Co. (The)	95,396,252
830,078	Qualcomm, Inc.	60,188,956
20,000	Ralph Lauren Corp.	2,748,200
50,864	Rockwell Automation, Inc.	5,953,123
31,100	Ross Stores, Inc.	3,290,691
445,328	Sigma-Aldrich Corp.	61,481,984
78,257	St Jude Medical, Inc.	5,218,177

See accompanying notes to the financial statements.	11

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares	Description	Value ($)
	United States — continued
80,422	Staples, Inc.	1,348,275
208,307	Stryker Corp.	19,737,088
363,200	Susquehanna Bancshares, Inc.	4,870,512
124,900	Sysco Corp.	4,869,851
505,485	Teradata Corp. *	22,504,192
580,719	Time Warner Cable, Inc.	89,459,762
17,200	Total System Services, Inc.	657,040
432,757	TRW Automotive Holdings Corp. * (b)	45,110,590
412,270	Ubiquiti Networks, Inc.	13,044,223
307,581	UnitedHealth Group, Inc.	34,950,429
41,100	Varian Medical Systems, Inc. *	3,821,067
139,659	VF Corp.	10,706,259
250,187	Wal-Mart Stores, Inc.	20,998,195
5,400	Waters Corp. *	650,052
24,900	WW Grainger, Inc.	5,899,059
106,855	Xilinx, Inc.	4,527,446
94,300	Zimmer Holdings, Inc.	11,352,777

	Total United States	3,452,443,144

	TOTAL COMMON STOCKS (COST $8,975,102,825)	9,290,161,300

	PREFERRED STOCKS — 1.9%

	Brazil — 0.7%
824,200	AES Tiete SA	5,026,422
584,300	Banco do Estado do Rio Grande do Sul SA – Class B	2,625,265
527,050	Bradespar SA	2,459,740
1,377,000	Centrais Eletricas Brasileiras SA	3,380,402
163,300	Cia Brasileira de Distribuicao	5,592,083
290,781	Companhia de Transmissao de Energia Eletrica Paulista	4,307,726
2,887,527	Companhia Energetica de Minas Gerais	13,246,969
1,353,939	Companhia Energetica de Minas Gerais Sponsored ADR	6,228,119
648,200	Companhia Energetica de Sao Paulo – Class B	5,377,755
166,100	Companhia Paranaense de Energia Sponsored ADR	1,993,200
416,600	Companhia Paranaense de Energia – Class B	5,066,608
869,400	Eletropaulo Metropolitana SA	2,706,253
2,043,700	Gerdau SA	7,327,130
69,100	Gerdau SA Sponsored ADR	246,687
352,516	Itau Unibanco Holding SA	4,547,578
9,766	Itau Unibanco Holding SA ADR	124,809
3,705,108	Itausa-Investimentos Itau SA	13,191,662
924,000	Metalurgica Gerdau SA	3,637,330
272,670	Oi SA*	573,089
766,700	Telefonica Brasil SA	14,320,493

Shares / Par Value		Description	Value ($)
		Brazil — continued
	677,600	Telefonica Brasil SA ADR	12,562,704
	186,700	Tim Participacoes SA ADR	3,935,636

		Total Brazil	118,477,660

		Germany — 0.3%
	228,353	Porsche Automobil Holding SE	21,152,426
	132,652	Volkswagen AG	33,482,243

		Total Germany	54,634,669

		Russia — 0.5%
	107,650,681	Surgutneftegaz OJSC	67,596,123
	4,671	Transneft	10,459,578

		Total Russia	78,055,701

		South Korea — 0.4%
	39,704	Hyundai Motor Co	3,957,947
	68,672	Hyundai Motor Co	7,098,053
	55,127	Samsung Electronics Co Ltd	52,710,035

		Total South Korea	63,766,035

		TOTAL PREFERRED STOCKS (COST $334,045,184)	314,934,065

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	27,089	Itausa – Investimentos Itau SA Rights, Expires 05/12/15 *	32,445

		United States — 0.0%
	2,279,800	Safeway Casa Ley CVR, due 01/30/19 *	1,025,910
	2,279,800	Safeway PDC, LLC CVR, due 01/30/17 *	113,990

		Total United States	1,139,900

		TOTAL RIGHTS/WARRANTS (COST $2,425,023)	1,172,345

		DEBT OBLIGATIONS — 15.5%

		Canada — 0.2%
		Bank Loans — 0.2%
USD	28,200,000	Burger King Corp., 2014 Term Loan B, 4.50%, due 03/31/15	28,341,000

		Iceland — 0.0%
		Trade Claims — 0.0%
USD	6,578,000	Glitnir Bank Trade Claim	1,858,285
USD	3,252,000	Glitnir Bank Trade Claim	918,690

		Total Trade Claims	2,776,975

		Total Iceland	2,776,975

12	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Par Value		Description	Value ($)
		Netherlands — 0.0%
		Bank Loans — 0.0%
EUR	11,423,803	Blue Waste B.V., EUR Extended Term Loan B1, due 04/20/15	8,181,637

		Puerto Rico — 0.1%
		Municipal Obligations — 0.1%
USD	5,530,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	4,092,255
USD	19,682,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	14,761,500
USD	3,892,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	2,899,540

		Total Municipal Obligations	21,753,295

		Total Puerto Rico	21,753,295

		United Kingdom — 0.3%
		Certificates of Deposit — 0.3%
GBP	21,852,000	Towergate Finance Plc, Reg. S, 6.06%, due 02/15/18	32,386,778
GBP	8,921,000	Towergate Finance Plc, Reg. S, 8.50%, due 02/15/18	13,497,239

		Total Certificates of Deposit	45,884,017

		Total United Kingdom	45,884,017

		United States — 14.9%
		Asset-Backed Securities — 0.0%
USD	1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.06%, due 11/23/52	1,599

		Bank Loans — 0.3%
USD	21,900,000	Level 3 Financing Inc., Incremental Term Loan B5, 4.50%, due 04/30/15	22,009,500
USD	17,599,959	Sears Holding Corporation, Term Loan, 4.50%, due 04/07/15	17,313,960

		Total Bank Loans	39,323,460

		Corporate Debt — 0.2%
USD	10,116,000	Microsoft Corp., 4.00%, due 02/12/55	10,037,804
USD	24,024,000	Apple, Inc., 3.45%, due 02/09/45	22,646,704

		Total Corporate Debt	32,684,508

		U.S. Government — 14.4%
USD	432,869,600	U.S. Treasury Bond, 3.13%, due 11/15/41	479,470,610
USD	95,678,400	U.S. Treasury Bond, 3.13%, due 02/15/42	105,859,156
USD	111,445,500	U.S. Treasury Bond, 2.75%, due 11/15/42	114,658,251

Par Value / Principal Amount		Description	Value ($)
		United States — continued
		U.S. Government — continued
USD	84,885,100	U.S. Treasury Bond, 3.63%, due 02/15/44	102,764,024
USD	1,387,782,658	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (b) (c)	1,409,032,386
USD	28,065,900	U.S. Treasury Strip Principal, due 02/15/44	13,001,276
USD	17,182,900	U.S. Treasury Strip Principal, due 02/15/42	8,405,479
USD	1,505,500	U.S. Treasury Strip Principal, due 11/15/42	717,307
USD	120,412,800	U.S. Treasury Strip Principal, due 11/15/41	59,301,498

		Total U.S. Government	2,293,209,987

		Total United States	2,365,219,554

		TOTAL DEBT OBLIGATIONS (COST $2,503,605,376)	2,472,156,478

		OPTIONS PURCHASED — 3.1%

		Currency Options — 1.3%
EUR	38,060,000	EUR Call/USD Put, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	—
EUR	52,460,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.19, (OTC) (CP-GS)	3,529,484
EUR	38,060,000	EUR Put/USD Call, Expires 03/19/15, Strike 1.25, (OTC) (CP-GS)	4,976,040
EUR	53,859,000	EUR Put/USD Call, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	1,775,943
EUR	53,859,000	EUR Call/USD Put, Expires 04/07/15, Strike 1.15, (OTC) (CP-JPM)	153,389
EUR	90,219,000	EUR Put/USD Call, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	2,718,337
EUR	90,219,000	EUR Call/USD Put, Expires 05/04/15, Strike 1.14, (OTC) (CP-GS)	684,607
EUR	421,383,000	EUR Call/USD Put, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	3,845,008
EUR	421,383,000	EUR Put/USD Call, Expires 07/21/15, Strike 1.16, (OTC) (CP-DB)	21,405,954
EUR	105,792,000	EUR Call/USD Put, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	1,145,863
EUR	105,792,000	EUR Put/USD Call, Expires 07/23/15, Strike 1.16, (OTC) (CP-DB)	4,976,497
EUR	389,946,000	EUR Put/USD Call, Expires 07/29/15, Strike 1.08, (OTC) (CP-JPM)	4,814,897
EUR	26,943,000	EUR Call/USD Put, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	348,691
EUR	26,943,000	EUR Put/USD Call, Expires 08/06/15, Strike 1.15, (OTC) (CP-DB)	1,235,872
EUR	701,940,000	EUR Put/USD Call, Expires 10/21/15, Strike 1.09, (OTC) (CP-JPM)	15,851,512
EUR	352,638,000	EUR Put/USD Call, Expires 10/22/15, Strike 1.10, (OTC) (CP-JPM)	8,669,003

See accompanying notes to the financial statements.	13

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Currency Options — continued
EUR	173,309,000	EUR Put/USD Call, Expires 10/28/15, Strike 1.07, (OTC) (CP-JPM)	2,713,241
EUR	286,277,000	EUR Put/USD Call, Expires 10/29/15, Strike 1.07, (OTC) (CP-JPM)	4,497,190
EUR	216,525,000	EUR Call/USD Put, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	6,314,399
EUR	216,525,000	EUR Put/USD Call, Expires 02/04/16, Strike 1.15, (OTC) (CP-GS)	11,271,662
EUR	89,812,000	EUR Call/USD Put, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	2,338,731
EUR	89,812,000	EUR Put/USD Call, Expires 02/05/16, Strike 1.16, (OTC) (CP-DB)	5,061,991
EUR	89,550,000	EUR Call/USD Put, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	2,423,101
EUR	89,550,000	EUR Put/USD Call, Expires 02/15/16, Strike 1.16, (OTC) (CP-JPM)	5,032,694
EUR	18,236,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/24/16, Strike 1.10, (OTC) (CP-DB)	6,020,065
EUR	12,898,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	4,257,885
EUR	5,528,000	EUR Put/USD Call, One Touch Binary Option, Expires 02/29/16, Strike 1.10, (OTC) (CP-JPM)	1,824,902
EUR	18,303,000	EUR Put/USD Call, One Touch Binary Option, Expires 03/31/16, Strike 1.10, (OTC) (CP-JPM)	5,990,978
EUR	188,645,867	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	21,558,804
EUR	63,140,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-DB)	7,193,501
EUR	55,020,000	EUR Put/USD Call, Expires 12/20/17, Strike 1.24, (OTC) (CP-JPM)	6,244,998
GBP	110,972,000	GBP Call/USD Put, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	6,110,620
GBP	110,972,000	GBP Put/USD Call, Expires 07/07/15, Strike 1.51, (OTC) (CP-GS)	2,186,268
GBP	221,507,000	GBP Put/USD Call, Expires 07/09/15, Strike 1.43, (OTC) (CP-JPM)	1,568,292
GBP	24,563,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	845,879
GBP	24,563,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.55, (OTC) (CP-JPM)	940,797
GBP	49,126,000	GBP Call/USD Put, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	1,757,515
GBP	49,126,000	GBP Put/USD Call, Expires 08/20/15, Strike 1.54, (OTC) (CP-JPM)	1,829,642
GBP	190,900,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	10,200,298
GBP	94,000,000	GBP Put/USD Call, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	5,757,134
GBP	94,000,000	GBP Call/USD Put, Expires 12/16/15, Strike 1.57, (OTC) (CP-GS)	3,114,898

Principal Amount		Description	Value ($)
		Currency Options — continued
USD	83,337,000	USD Put/JPY Call, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	1,424,479
USD	83,337,000	USD Call/JPY Put, Expires 06/01/15, Strike 119.32, (OTC) (CP-GS)	1,541,568
USD	50,002,000	USD Put/CHF Call, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	1,667,517
USD	50,002,000	USD Call/CHF Put, Expires 03/01/16, Strike 0.93, (OTC) (CP-GS)	2,113,785

		Total Currency Options	209,933,931

		Options on Interest Rate Swaps — 1.2%
EUR	31,796,000	EUR Swaption Put, Expires 03/20/15, Strike 1.24, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 31,796,000 EUR in which it will pay a rate of 1.24% and will receive 6 month Euribor, maturing on 03/24/45. (OTC) (CP-GS)	569,408
EUR	31,796,000	EUR Swaption Call, Expires 03/20/15, Strike 1.24, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 31,796,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.247%, maturing on 03/24/45. (OTC) (CP-GS)	643,346
EUR	13,549,000	EUR Swaption Put, Expires 03/20/15, Strike 1.25, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 13,549,000 EUR in which it will pay a rate of 1.25% and will receive 6 month Euribor, maturing on 03/24/45. (OTC) (CP-GS)	221,229
EUR	13,549,000	EUR Swaption Call, Expires 03/20/15, Strike 1.25, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 13,549,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.25%, maturing on 03/24/45. (OTC) (CP-GS)	299,404
EUR	72,772,000	EUR Swaption Put, Expires 11/20/15, Strike 1.28, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay a rate of 1.28% and will receive 6 month Euribor, maturing on 11/24/45. (OTC) (CP-MSCI)	4,644,186
EUR	72,772,000	EUR Swaption Call, Expires 11/20/15, Strike 1.28, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.28%, maturing on 11/24/45. (OTC) (CP-MSCI)	5,095,665

14	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	73,602,000	EUR Swaption Call, Expires 11/24/15, Strike 1.31, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 73,602,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.31%, maturing on 11/26/45. (OTC) (CP-MSCI)	5,428,880
EUR	73,602,000	EUR Swaption Put, Expires 11/24/15, Strike 1.31, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 73,602,000 EUR in which it will pay a rate of 1.31% and will receive 6 month Euribor, maturing on 11/26/45. (OTC) (CP-MSCI)	4,517,025
EUR	6,275,000,000	EUR interest CMS spread option, Expires 12/11/15, Strike 1.20, Upon Potential exercise of the option, the Fund will receive the spread between the 30Yr EUR CMS and the strike price, if positive, and will pay a fixed amount. (OTC) (CP-GS)	22,955,048
EUR	180,657,000	EUR Swaption Put, Expires 02/22/16, Strike 1.56, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 180,657,000 EUR in which it will pay a rate of 1.56% and will receive 6 month Euribor, maturing on 02/24/46. (OTC) (CP-GS)	9,775,854
EUR	180,657,000	EUR Swaption Call, Expires 02/22/16, Strike 1.56, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 180,657,000 EUR in which it will pay 6 month Euribor and will receive a rate of 1.56%, maturing on 02/24/46. (OTC) (CP-GS)	10,065,555
EUR	207,860,000	EUR Swaption Put, Expires 06/01/16, Strike 1.93, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 207,860,000 EUR in which it will pay a rate of 1.93% and will receive 6 month Euribor, maturing on 06/03/46. (OTC) (CP-GS)	4,874,021
EUR	208,280,000	EUR Swaption Put, Expires 07/07/16, Strike 1.99, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 208,280,000 EUR in which it will pay a rate of 1.99% and will receive 6 month Euribor, maturing on 07/11/46. (OTC) (CP-GS)	4,598,352

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	192,344,000	EUR Swaption Put, Expires 09/01/16, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 192,344,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	4,095,851
EUR	225,263,000	EUR Swaption Put, Expires 09/01/16, Strike 1.95, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 225,263,000 EUR in which it will pay a rate of 1.95% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	5,679,376
EUR	83,898,000	EUR Swaption Put, Expires 10/13/16, Strike 1.90, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,898,000 EUR in which it will pay a rate of 1.9% and will receive 6 month Euribor, maturing on 10/17/46. (OTC) (CP-GS)	2,375,130
EUR	204,410,000	EUR Swaption Put, Expires 12/16/16, Strike 1.93, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 204,410,000 EUR in which it will pay a rate of 1.93% and will receive 6 month Euribor, maturing on 12/22/46. (OTC) (CP-GS)	5,821,561
EUR	206,122,000	EUR Swaption Put, Expires 02/01/17, Strike 2.03, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 206,122,000 EUR in which it will pay a rate of 2.03% and will receive 6 month Euribor, maturing on 02/03/47. (OTC) (CP-GS)	5,265,065
EUR	179,430,000	EUR Swaption Put, Expires 02/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 02/22/47. (OTC) (CP-MSCI)	6,484,149
EUR	156,435,000	EUR Swaption Put, Expires 03/01/17, Strike 1.88, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 156,435,000 EUR in which it will pay a rate of 1.88% and will receive 6 month Euribor, maturing on 03/03/47. (OTC) (CP-GS)	5,013,153

See accompanying notes to the financial statements.	15

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
EUR	179,430,000	EUR Swaption Put, Expires 05/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-MSCI)	6,919,464
EUR	278,174,000	EUR Swaption Put, Expires 05/22/17, Strike 1.85, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 278,174,000 EUR in which it will pay a rate of 1.85% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-GS)	9,704,798
EUR	260,086,000	EUR Swaption Put, Expires 07/24/17, Strike 1.80, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 260,086,000 EUR in which it will pay a rate of 1.8% and will receive 6 month Euribor, maturing on 07/26/47. (OTC) (CP-GS)	9,950,102
EUR	179,430,000	EUR Swaption Put, Expires 08/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 08/23/47. (OTC) (CP-MSCI)	7,345,543
EUR	179,430,000	EUR Swaption Put, Expires 11/18/17, Strike 2.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 2.05% and will receive 6 month Euribor, maturing on 11/22/47. (OTC) (CP-MSCI)	7,695,924
GBP	149,901,000	GBP Swaption Put, Expires 01/27/17, Strike 2.53, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 149,901,000 GBP in which it will pay a rate of 2.53% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	7,065,398
GBP	83,484,000	GBP Swaption Put, Expires 02/09/17, Strike 2.61, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,484,000 GBP in which it will pay a rate of 2.61% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-MSCI)	3,550,317

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
GBP	65,613,000	GBP Swaption Put, Expires 02/17/17, Strike 2.95, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 65,613,000 GBP in which it will pay a rate of 2.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	2,667,749
GBP	163,153,000	GBP Swaption Put, Expires 02/17/17, Strike 2.81, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 163,153,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	5,321,299
GBP	156,652,000	GBP Swaption Put, Expires 03/20/17, Strike 2.89, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 156,652,000 GBP in which it will pay a rate of 2.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	4,621,944
GBP	76,805,000	GBP Swaption Put, Expires 04/10/17, Strike 2.58, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 76,805,000 GBP in which it will pay a rate of 2.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	3,492,403
GBP	66,553,000	GBP Swaption Put, Expires 05/12/17, Strike 2.81, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,553,000 GBP in which it will pay a rate of 2.81% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	3,526,924
GBP	160,476,000	GBP Swaption Put, Expires 05/19/17, Strike 2.91, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 160,476,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	4,843,532
GBP	100,233,000	GBP Swaption Put, Expires 08/10/17, Strike 2.68, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 100,233,000 GBP in which it will pay a rate of 2.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	4,314,904

16	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Principal Amount / Contracts		Description	Value ($)
		Options on Interest Rate Swaps — continued
GBP	66,822,000	GBP Swaption Put, Expires 08/10/17, Strike 3.00, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,822,000 GBP in which it will pay a rate of 3% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	2,943,349

		Total Options on Interest Rate Swaps	192,385,908

		Quanto Options — 0.6%
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 05/15/20, Strike 3,000 (a)	1,902,710
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/07/20, Strike 3,000 (a)	1,929,232
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/24/20, Strike 3,000 (a)	1,943,520
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/16/19, Strike 3,000 (a)	1,888,060
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/13/19, Strike 3,000 (a)	1,916,496
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/03/20, Strike 3,000 (a)	1,945,726
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/11/19, Strike 3,000 (a)	1,903,022
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/21/20, Strike 3,000 (a)	1,933,561
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/28/20, Strike 3,000 (a)	1,936,287
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/18/19, Strike 3,000 (a)	1,905,694
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/29/19, Strike 3,000 (a)	1,912,551
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/22/19, Strike 3,000 (a)	1,912,038
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/24/20, Strike 3,000 (a)	1,931,654
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 02/14/20, Strike 3,000 (a)	1,931,172
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/03/20, Strike 3,000 (a)	1,923,710
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/27/19, Strike 3,000 (a)	1,899,070
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/01/19, Strike 3,000 (a)	1,911,029
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/17/20, Strike 3,000 (a)	1,943,853
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/02/19, Strike 3,000 (a)	1,883,578
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/20/19, Strike 3,000 (a)	1,920,505
	3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/30/20, Strike 3,000 (a)	1,931,223

Contracts	Description	Value ($)
	Quanto Options — continued
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/13/20, Strike 3,000 (a)	1,941,708
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 07/19/19, Strike 3,000 (a)	1,877,080
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/27/20, Strike 3,000 (a)	1,943,152
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/15/19, Strike 3,000 (a)	1,911,314
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 05/08/20, Strike 3,000 (a)	1,913,016
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/25/19, Strike 3,000 (a)	1,908,554
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/20/19, Strike 3,000 (a)	1,900,810
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 11/08/19, Strike 3,000 (a)	1,911,308
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 10/04/19, Strike 3,000 (a)	1,900,556
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/27/19, Strike 3,000 (a)	1,920,919
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/17/20, Strike 3,000 (a)	1,911,314
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/30/19, Strike 3,000 (a)	1,892,114
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 12/06/19, Strike 3,000 (a)	1,913,501
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/23/19, Strike 3,000 (a)	1,889,088
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 07/26/19, Strike 3,000 (a)	1,880,332
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/31/20, Strike 3,000 (a)	1,927,954
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/13/19, Strike 3,000 (a)	1,898,039
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 09/06/19, Strike 3,000 (a)	1,895,073
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/06/20, Strike 3,000 (a)	1,938,593
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 03/20/20, Strike 3,000 (a)	1,944,349
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 08/09/19, Strike 3,000 (a)	1,885,661
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 04/09/20, Strike 3,000 (a)	1,947,898
3,393	Euro STOXX 50, (OTC) (CP-GS), Expires 01/10/20, Strike 3,000 (a)	1,925,563

	Total Quanto Options	84,282,587

	TOTAL OPTIONS PURCHASED (COST $536,726,135)	486,602,426

See accompanying notes to the financial statements.	17

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2015

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 21.0%

	Money Market Funds — 0.1%
9,128,113	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (d)	9,128,113

	U.S. Government — 20.9%
30,000,000	U.S. Treasury Note, 0.38%, due 06/30/15	30,033,393
100,000,000	U.S. Treasury Note, 1.25%, due 09/30/15	100,632,800
50,000,000	U.S. Treasury Note, 1.75%, due 07/31/15	50,343,750
25,000,000	U.S. Treasury Note, 0.25%, due 07/15/15	25,013,675
75,000,000	U.S. Treasury Note, 0.25%, due 10/15/15	75,052,725
50,000,000	U.S. Treasury Note, 0.25%, due 09/15/15	50,023,450
50,000,000	U.S. Treasury Note, 0.25%, due 07/31/15	50,031,250
100,000,000	U.S. Treasury Note, 0.38%, due 08/31/15	100,125,000
110,000,000	U.S. Treasury Note, 0.25%, due 09/30/15	110,060,170
10,000,000	U.S. Treasury Note, 0.25%, due 10/31/15	10,007,810
11,273,000	U.S. Treasury Bill, 0.01%, due 04/02/15 (e)	11,272,853
187,800,000	U.S. Treasury Bill, 0.02%, due 04/30/15 (e)	187,793,803
86,600,000	U.S. Treasury Bill, 0.03%, due 06/25/15 (e)	86,592,379
168,000,000	U.S. Treasury Bill, 0.05%, due 07/23/15 (e)	167,968,248
30,000,000	U.S. Treasury Bill, 0.07%, due 08/20/15 (e)	29,990,730
100,000,000	U.S. Treasury Bill, 0.08%, due 09/17/15 (e)	99,955,800
9,900,000	U.S. Treasury Bill, 0.02%, due 03/26/15 (e)	9,899,881
646,170,000	U.S. Treasury Bill, 0.01%, due 04/09/15 (b) (e)	646,161,600
10,414,000	U.S. Treasury Bill, 0.01%, due 04/16/15 (e)	10,413,865
110,800,000	U.S. Treasury Bill, 0.01%, due 04/23/15 (e)	110,797,562
297,650,000	U.S. Treasury Bill, 0.02%, due 05/07/15 (e)	297,640,475
181,221,000	U.S. Treasury Bill, 0.01%, due 05/14/15 (e)	181,215,563
186,700,000	U.S. Treasury Bill, 0.03%, due 06/04/15 (e)	186,685,624
231,770,000	U.S. Treasury Bill, 0.02%, due 06/11/15 (e)	231,755,399

Par Value ($) / Shares	Description	Value ($)
	U.S. Government — continued
47,000,000	U.S. Treasury Bill, 0.02%, due 06/18/15 (e)	46,996,475
115,000,000	U.S. Treasury Bill, 0.03%, due 07/09/15 (e)	114,986,660
150,000,000	U.S. Treasury Bill, 0.06%, due 08/13/15 (e)	149,962,350
150,000,000	U.S. Treasury Bill, 0.05%, due 08/06/15 (e)	149,970,600

	Total U.S. Government	3,321,383,890

	TOTAL SHORT-TERM INVESTMENTS (COST $3,330,466,658)	3,330,512,003

	TOTAL INVESTMENTS — 99.9% (Cost $15,682,371,201)	15,895,538,617

	SECURITIES SOLD SHORT — (3.6)%

	COMMON STOCKS — (3.6)%
	Canada — (0.2)%
(585,415)	Royal Bank of Canada	(36,658,687)

	United States — (3.4)%
(204,016)	Actavis Plc *	(59,442,102)
(144)	Alliance Data Systems Corp.	(40,106)
(5,509,578)	Applied Materials, Inc.	(138,014,929)
(1,648,598)	AT&T, Inc.	(56,975,547)
(119,682)	Ball Corp.	(8,582,396)
(91,900)	BB&T Corp.	(3,496,795)
(1,085,645)	Comcast Corp.-Class A	(64,465,600)
(583,924)	Comcast Corp.-Class A Special	(34,419,400)
(137,888)	Dresser-Rand Group, Inc. *	(11,222,704)
(170,938)	Endo International Plc	(14,632,293)
(951,806)	Halliburton Co.	(40,870,550)
(607,412)	M&T Bank Corp.	(73,496,852)
(226,303)	Reynolds American, Inc.	(17,113,033)
(27,200)	STERIS Corp.	(1,754,944)
(410,771)	XL Group Plc	(14,869,910)

	Total United States	(539,397,161)

	TOTAL COMMON STOCKS (PROCEEDS $536,356,918)	(576,055,848)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $536,356,918)	(576,055,848)

	Other Assets and Liabilities (net) — 3.7%	596,383,557

	TOTAL NET ASSETS — 100.0%	$15,915,866,326

18	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

A summary of outstanding financial instruments at February 28, 2015 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/03/2015	BCLY	BRL	303,978,500	USD	105,621,438	$(1,460,376)
03/03/2015	GS	BRL	918,257,500	USD	319,119,077	(4,353,403)
02/17/2016	GS	CHF	422,265,347	USD	459,931,248	9,472,111
04/21/2015	BCLY	EUR	108,663,103	USD	124,134,013	2,464,769
04/21/2015	BOA	EUR	314,813,321	USD	358,808,863	6,314,800
04/21/2015	GS	EUR	179,912,748	USD	205,096,191	3,649,266
04/21/2015	MSCI	EUR	23,799,426	USD	27,195,509	547,474
07/31/2015	GS	EUR	193,263,000	USD	219,662,726	2,932,480
07/31/2015	JPM	EUR	184,017,080	USD	210,777,764	4,416,138
10/23/2015	JPM	EUR	317,277,000	USD	361,940,083	5,530,708
10/26/2015	JPM	EUR	159,040,000	USD	181,068,630	2,400,807
10/30/2015	JPM	EUR	143,146,000	USD	164,156,970	3,330,154
11/02/2015	JPM	EUR	131,167,000	USD	149,357,240	1,979,027
11/16/2015	JPM	EUR	782,830,000	USD	903,150,971	23,290,844
03/23/2015	BBH	GBP	123,302	USD	185,094	(5,239)
03/23/2015	BCLY	GBP	101,979,044	USD	154,002,124	(3,416,411)
03/23/2015	BOA	GBP	64,074,105	USD	97,360,834	(1,546,267)
03/23/2015	DB	GBP	20,409,576	USD	31,466,430	(38,528)
03/23/2015	GS	GBP	117,651,368	USD	177,625,369	(3,985,531)
07/13/2015	JPM	GBP	53,364,000	USD	80,324,293	(1,991,592)
04/24/2015	BCLY	JPY	17,005,469,422	USD	143,109,952	854,026
04/24/2015	BOA	JPY	34,526,256,100	USD	290,410,544	1,587,906
04/24/2015	GS	JPY	17,177,241,840	USD	144,505,915	813,061
05/14/2015	BCLY	KRW	374,928,141,000	USD	343,920,288	3,293,286
04/09/2015	BCLY	SEK	954,074,637	USD	120,155,237	5,675,063
04/09/2015	GS	SEK	999,931,188	USD	120,310,672	328,131
03/03/2015	BCLY	USD	105,614,099	BRL	303,978,500	1,467,715
03/03/2015	GS	USD	326,569,207	BRL	918,257,500	(3,096,728)
03/23/2015	GS	USD	400,813,573	GBP	260,450,361	1,227,008

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/02/2015	BCLY	USD	104,603,751	BRL	303,978,500	$1,503,188
04/02/2015	GS	USD	121,809,538	BRL	353,836,500	1,700,868
04/21/2015	BCLY	USD	2,367,906	EUR	2,072,792	(47,016)
04/21/2015	BOA	USD	4,808,831	EUR	4,208,398	(96,720)
04/21/2015	GS	USD	87,106,766	EUR	77,704,730	(101,375)
05/14/2015	BCLY	USD	389,798,448	INR	24,361,985,000	(2,053,979)
05/14/2015	BCLY	USD	201,144,214	KRW	223,616,539,000	2,014,268
07/13/2015	JPM	USD	154,189,877	GBP	102,526,000	3,960,158
07/31/2015	JPM	USD	209,418,553	EUR	184,017,080	(3,056,927)
10/23/2015	JPM	USD	369,120,062	EUR	317,277,000	(12,710,686)
10/26/2015	JPM	USD	185,742,816	EUR	159,040,000	(7,074,993)
10/30/2015	JPM	USD	89,689,612	EUR	78,682,000	(1,289,129)
11/02/2015	JPM	USD	149,086,249	EUR	131,167,000	(1,708,036)

						$42,720,320

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
5,328	U.S. Ultra Bond	June 2015	$896,602,500	$5,428,316

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

Written Options

Currency Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	48,600,000	03/19/2015	EUR Call/USD Put, Strike 1.27 (OTC) (CP – GS)	$384,533	$(1,251)
Call	EUR	18,236,000	02/24/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.21 (OTC) (CP – DB)	6,205,803	(4,999,715)
Call	EUR	12,898,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP – JPM)	4,594,167	(4,726,974)
Call	EUR	5,528,000	02/29/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP – JPM)	3,832,177	(4,051,902)
Call	EUR	18,303,000	03/31/2016	EUR Call/USD Put, One Touch Binary Option, Strike 1.19 (OTC) (CP – JPM)	6,812,305	(7,168,691)
Call	EUR	129,466,357	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP – GS)	9,317,648	(3,153,154)
Call	EUR	43,300,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP – DB)	3,215,459	(1,103,705)
Call	EUR	36,190,000	12/20/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP – JPM)	2,577,965	(960,339)
Call	GBP	221,507,000	07/09/2015	GBP Call/USD Put, Strike 1.57 (OTC) (CP – JPM)	2,917,540	(4,160,453)

					$39,857,597	$(30,326,184)

See accompanying notes to the financial statements.	19

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	72,772,000	11/20/2015	EUR Swaption Call, Expires 11/20/2015, Strike 0.813, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay a rate of 0.813% and will receive 6 month Euribor, maturing on 11/24/25. (OTC) (CP-MSCI)	$1,573,408	$(1,631,886)
Put	EUR	72,772,000	11/20/2015	EUR Swaption Put, Expires 11/20/2015, Strike 0.813, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 72,772,000 EUR in which it will pay 6 month Euribor and will receive a rate of 0.81%, maturing on 11/24/25. (OTC) (CP-MSCI)	1,573,408	(1,416,326)
Call	EUR	6,275,000,000	12/11/2015	EUR interest CMS spread option, Expires 12/11/2015, Strike 2.04, Upon Potential exercise of the option, the Fund will pay the spread between the 30Yr EUR CMS and the strike price, if positive, and will receive a fixed amount. (OTC) (CP-GS)	2,223,964	(3,447,821)
Call	EUR	207,860,000	06/01/2016	EUR Swaption Call, Expires 06/01/2016, Strike 0.93, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 207,860,000 EUR in which it will pay a rate of 0.93% and will receive 6 month Euribor, maturing on 06/03/46. (OTC) (CP-GS)	6,140,348	(3,930,340)
Call	EUR	208,280,000	07/07/2016	EUR Swaption Call, Expires 07/07/2016, Strike 0.99, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 208,280,000 EUR in which it will pay a rate of 0.99% and will receive 6 month Euribor, maturing on 07/11/46. (OTC) (CP-GS)	5,558,025	(4,511,414)
Call	EUR	225,263,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 0.949, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 225,263,000 EUR in which it will pay a rate of 0.95% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	3,990,968	(4,905,993)
Call	EUR	192,344,000	09/01/2016	EUR Swaption Call, Expires 09/01/2016, Strike 1.05, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 192,344,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 09/05/46. (OTC) (CP-GS)	3,320,514	(4,822,941)
Call	EUR	83,898,000	10/13/2016	EUR Swaption Call, Expires 10/13/2016, Strike 1.13, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,898,000 EUR in which it will pay a rate of 1.13% and will receive 6 month Euribor, maturing on 10/17/46. (OTC) (CP-GS)	1,674,220	(2,410,431)
Call	EUR	204,410,000	12/16/2016	EUR Swaption Call, Expires 12/16/2016, Strike 0.93, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 204,410,000 EUR in which it will pay a rate of 0.93% and will receive 6 month Euribor, maturing on 12/22/46. (OTC) (CP-GS)	5,328,028	(4,644,897)
Call	EUR	206,122,000	02/01/2017	EUR Swaption Call, Expires 02/01/2017, Strike 1.03, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 206,122,000 EUR in which it will pay a rate of 1.03% and will receive 6 month Euribor, maturing on 02/03/47. (OTC) (CP-GS)	6,733,724	(5,513,486)
Call	EUR	179,430,000	02/18/2017	EUR Swaption Call, Expires 02/18/2017, Strike 1.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 02/22/47. (OTC) (CP-MSCI)	5,890,273	(6,439,774)
Call	EUR	168,209,000	03/01/2017	EUR Swaption Call, Expires 03/01/2017, Strike 1.38, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 168,209,000 EUR in which it will pay a rate of 1.38% and will receive 6 month Euribor, maturing on 03/03/47. (OTC) (CP-GS)	6,862,063	(7,076,104)
Call	EUR	179,430,000	05/18/2017	EUR Swaption Call, Expires 05/18/2017, Strike 1.05, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-MSCI)	6,237,963	(6,842,361)

20	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps — Continued

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	278,174,000	05/22/2017	EUR Swaption Call, Expires 05/22/2017, Strike 1.15, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 278,174,000 EUR in which it will pay a rate of 1.15% and will receive 6 month Euribor, maturing on 05/24/47. (OTC) (CP-GS)	$6,610,400	$(9,313,505)
Call	EUR	260,086,000	07/24/2017	EUR Swaption Call, Expires 07/24/2017, Strike 1.11, Upon Potential exercise of option, the Fund will enter into a swap with a notional amount of 260,086,000 EUR in which it will pay a rate of 1.11% and will receive 6 month Euribor, maturing on 07/26/47. (OTC) (CP-GS)	6,680,309	(8,600,506)
Call	EUR	179,430,000	08/18/2017	EUR Swaption Call, Expires 08/18/2017, Strike 1.048, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 08/23/47. (OTC) (CP-MSCI)	6,687,915	(7,210,612)
Call	EUR	179,430,000	11/18/2017	EUR Swaption Call, Expires 11/18/2017, Strike 1.047, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 179,430,000 EUR in which it will pay a rate of 1.05% and will receive 6 month Euribor, maturing on 11/22/47. (OTC) (CP-MSCI)	7,035,604	(7,547,941)
Call	GBP	149,901,000	01/27/2017	GBP Swaption Call, Expires 01/27/2017, Strike 1.525, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 149,901,000 GBP in which it will pay a rate of 1.53% and will receive 6 month GBP LIBOR, maturing on 01/27/47. (OTC) (CP-GS)	6,633,501	(3,800,920)
Call	GBP	83,484,000	02/09/2017	GBP Swaption Call, Expires 02/09/2017, Strike 1.612, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 83,484,000 GBP in which it will pay a rate of 1.61% and will receive 6 month GBP LIBOR, maturing on 02/09/47. (OTC) (CP-GS)	3,493,421	(2,367,909)
Call	GBP	163,153,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.81, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 163,153,000 GBP in which it will pay a rate of 1.81% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-GS)	8,782,022	(5,776,201)
Call	GBP	65,613,000	02/17/2017	GBP Swaption Call, Expires 02/17/2017, Strike 1.95, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 65,613,000 GBP in which it will pay a rate of 1.95% and will receive 6 month GBP LIBOR, maturing on 02/17/47. (OTC) (CP-MSCI)	3,587,007	(3,499,800)
Call	GBP	156,652,000	03/20/2017	GBP Swaption Call, Expires 03/20/2017, Strike 1.894, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 156,652,000 GBP in which it will pay a rate of 1.89% and will receive 6 month GBP LIBOR, maturing on 03/22/47. (OTC) (CP-GS)	8,309,087	(6,209,188)
Call	GBP	76,805,000	04/10/2017	GBP Swaption Call, Expires 04/10/2017, Strike 1.58, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 76,805,000 GBP in which it will pay a rate of 1.58% and will receive 6 month GBP LIBOR, maturing on 04/12/47. (OTC) (CP-GS)	3,953,523	(2,226,729)
Call	GBP	66,553,000	05/12/2017	GBP Swaption Call, Expires 05/12/2017, Strike 1.805, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,553,000 GBP in which it will pay a rate of 1.81% and will receive 6 month GBP LIBOR, maturing on 05/12/47. (OTC) (CP-MSCI)	4,070,106	(3,254,026)
Call	GBP	160,476,000	05/19/2017	GBP Swaption Call, Expires 05/19/2017, Strike 2.91, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 160,476,000 GBP in which it will pay a rate of 2.91% and will receive 6 month GBP LIBOR, maturing on 05/19/47. (OTC) (CP-GS)	8,933,718	(6,817,860)
Call	GBP	66,822,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.497, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 66,822,000 GBP in which it will pay a rate of 1.50% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	3,119,679	(2,523,475)

See accompanying notes to the financial statements.	21

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Written Options on Interest Rate Swaps — Continued

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	GBP	100,233,000	08/10/2017	GBP Swaption Call, Expires 08/10/2017, Strike 1.68, Upon Potential exercise of the option, the Fund will enter into a swap with a notional amount of 100,233,000 GBP in which it will pay a rate of 1.68% and will receive 6 month GBP LIBOR, maturing on 08/10/47. (OTC) (CP-MSCI)	$4,939,492	$(3,607,256)

					$139,942,690	$(130,349,702)

Swap Contracts

Correlation Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation/ (Depreciation)
490,488	USD	7/19/2019	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of -30% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS)(a)	$668,613
193,930	USD	1/6/2020	If the realized correlation of the Euro STOXX 50 and the EUR/USD FX rate minus the strike price of -40% is positive, Fund receives the difference; if negative, Fund pays the difference. (CP-GS)(a)	1,977,095

				$2,645,708

			Premiums to (Pay) Receive	$—

Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
6,258,384,000	JPY	1/19/2016	1/19/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$31,224
6,258,384,000	JPY	1/22/2016	1/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,931
6,258,384,000	JPY	1/25/2016	1/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,126
6,258,384,000	JPY	1/26/2016	1/26/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,086
6,258,384,000	JPY	1/28/2016	1/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,820
6,258,384,000	JPY	2/1/2016	2/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,359
6,258,384,000	JPY	2/2/2016	2/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,646
6,258,384,000	JPY	2/5/2016	2/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,546
6,258,384,000	JPY	2/8/2016	2/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	30,990
6,258,384,000	JPY	2/9/2016	2/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,069
10,461,570,000	JPY	11/1/2016	11/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,773
10,461,570,000	JPY	11/2/2016	11/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,812
10,461,570,000	JPY	11/3/2016	11/3/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,027
10,461,570,000	JPY	11/7/2016	11/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,452
10,461,570,000	JPY	11/8/2016	11/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	94,768
6,340,350,000	JPY	11/9/2016	11/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,971
6,340,350,000	JPY	11/10/2016	11/10/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,021
6,340,350,000	JPY	11/14/2016	11/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,730
6,340,350,000	JPY	11/15/2016	11/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,746
6,340,350,000	JPY	11/16/2016	11/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	72,652
9,450,000,000	JPY	11/17/2016	11/17/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,340

22	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
9,450,000,000	JPY	11/18/2016	11/18/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$73,684
9,450,000,000	JPY	11/21/2016	11/21/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,365
9,450,000,000	JPY	11/22/2016	11/22/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,986
9,450,000,000	JPY	11/25/2016	11/25/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,320
7,875,000,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,060
7,875,000,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,146
7,875,000,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,293
7,875,000,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,723
7,875,000,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	95,252
7,875,000,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,231
7,875,000,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,295
7,875,000,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,302
7,875,000,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	82,424
7,875,000,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	81,964
9,450,000,000	JPY	12/12/2016	12/12/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,774
9,450,000,000	JPY	12/13/2016	12/13/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,947
9,450,000,000	JPY	12/14/2016	12/14/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,951
9,450,000,000	JPY	12/15/2016	12/15/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	74,194
9,450,000,000	JPY	12/16/2016	12/16/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	73,668
6,340,350,000	JPY	1/10/2017	1/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,927
6,340,350,000	JPY	1/11/2017	1/11/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,815
6,340,350,000	JPY	1/12/2017	1/12/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,997
6,340,350,000	JPY	1/13/2017	1/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,605
6,340,350,000	JPY	1/17/2017	1/17/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	68,255
10,461,570,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,844
6,290,160,000	JPY	1/18/2017	1/18/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	42,198
10,461,570,000	JPY	1/19/2017	1/19/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,877
10,461,570,000	JPY	1/20/2017	1/20/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	88,266
10,461,570,000	JPY	1/23/2017	1/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	87,953
10,461,570,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	87,956
6,290,160,000	JPY	1/24/2017	1/24/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,549
6,290,160,000	JPY	1/25/2017	1/25/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,556
6,290,160,000	JPY	1/26/2017	1/26/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,505
6,290,160,000	JPY	1/30/2017	1/30/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	40,876
6,292,750,000	JPY	1/31/2017	1/31/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,732)
6,292,750,000	JPY	2/1/2017	2/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,731)
6,292,750,000	JPY	2/2/2017	2/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,571)
6,292,750,000	JPY	2/6/2017	2/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,820)
6,292,750,000	JPY	2/7/2017	2/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,706)
6,292,750,000	JPY	2/8/2017	2/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,591)
6,292,750,000	JPY	2/9/2017	2/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,560)
6,292,750,000	JPY	2/13/2017	2/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,876)
6,292,750,000	JPY	2/14/2017	2/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,757)
6,292,750,000	JPY	2/15/2017	2/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(2,745)
3,397,040,600	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,676)

See accompanying notes to the financial statements.	23

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
3,397,040,600	JPY	2/21/2017	2/21/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(6,591)
3,397,040,600	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,608)
3,397,040,600	JPY	2/22/2017	2/22/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,521)
3,397,040,600	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,521)
3,397,040,600	JPY	2/23/2017	2/23/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,436)
3,397,040,600	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,731)
3,397,040,600	JPY	2/27/2017	2/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,645)
3,397,040,600	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,586)
3,397,040,600	JPY	3/1/2017	3/1/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,503)
3,397,040,600	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,613)
3,397,040,600	JPY	3/2/2017	3/2/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,527)
33,334,890,000	JPY	3/3/2017	3/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(71,914)
3,397,040,600	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,516)
3,397,040,600	JPY	3/6/2017	3/6/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,428)
3,397,040,600	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,496)
3,397,040,600	JPY	3/7/2017	3/7/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,414)
3,397,040,600	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,482)
3,397,040,600	JPY	3/8/2017	3/8/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,396)
3,397,040,600	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,500)
3,397,040,600	JPY	3/9/2017	3/9/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(6,414)
5,672,626,600	JPY	3/10/2017	3/10/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,885)
5,672,626,600	JPY	3/13/2017	3/13/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,717)
5,672,626,600	JPY	3/14/2017	3/14/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,681)
5,672,626,600	JPY	3/15/2017	3/15/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,647)
5,672,626,600	JPY	3/16/2017	3/16/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,753)
5,672,626,600	JPY	3/27/2017	3/27/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,630)
5,672,626,600	JPY	3/28/2017	3/28/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,678)
5,672,626,600	JPY	3/29/2017	3/29/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,726)
5,672,626,600	JPY	4/3/2017	4/3/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,459)
5,672,626,600	JPY	4/4/2017	4/4/2019	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(41,501)
6,321,137,000	JPY	1/9/2018	1/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,087)
6,321,137,000	JPY	1/10/2018	1/10/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(54,171)
6,321,137,000	JPY	1/16/2018	1/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,565)
6,321,137,000	JPY	1/17/2018	1/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,647)
6,321,137,000	JPY	1/23/2018	1/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(53,257)
7,938,127,000	JPY	1/24/2018	1/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(103,061)
7,938,127,000	JPY	1/25/2018	1/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(103,278)
7,938,127,000	JPY	1/29/2018	1/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,880)
7,938,127,000	JPY	1/30/2018	1/30/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,843)
7,938,127,000	JPY	1/31/2018	1/31/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,807)
7,938,127,000	JPY	2/1/2018	2/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(103,023)
7,999,058,000	JPY	2/5/2018	2/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,627)
7,999,058,000	JPY	2/6/2018	2/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,591)
7,999,058,000	JPY	2/7/2018	2/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,528)
7,999,058,000	JPY	2/8/2018	2/8/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(147,005)

24	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Basis Swaps — Continued

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays (1)	Fund Receives (2)	Net Unrealized Appreciation/ (Depreciation)
7,999,058,000	JPY	2/14/2018	2/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$(146,697)
7,999,058,000	JPY	2/20/2018	2/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(147,039)
6,299,793,000	JPY	2/21/2018	2/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,239)
6,299,793,000	JPY	2/22/2018	2/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,787)
6,299,793,000	JPY	2/26/2018	2/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,654)
6,299,793,000	JPY	2/27/2018	2/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(138,735)
6,299,793,000	JPY	2/28/2018	2/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,037)
6,299,793,000	JPY	3/1/2018	3/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,365)
1,478,176,000	EUR	3/2/2018	3/2/2020	GS	3 Month USD LIBOR	3 Month EURIBOR	(658,002)
6,299,793,000	JPY	3/5/2018	3/5/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,293)
6,299,793,000	JPY	3/6/2018	3/6/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,374)
6,299,793,000	JPY	3/7/2018	3/7/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,925)
6,299,793,000	JPY	3/9/2018	3/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(139,618)
7,805,776,000	JPY	3/12/2018	3/12/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,311)
7,805,776,000	JPY	3/13/2018	3/13/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,412)
7,805,776,000	JPY	3/14/2018	3/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,879)
7,805,776,000	JPY	3/19/2018	3/19/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(144,882)
7,805,776,000	JPY	3/26/2018	3/26/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(145,456)
7,805,776,000	JPY	3/27/2018	3/27/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(145,557)
7,805,776,000	JPY	3/28/2018	3/28/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(146,448)
7,805,776,000	JPY	4/3/2018	4/3/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(145,874)
7,805,776,000	JPY	4/9/2018	4/9/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(100,258)
7,805,776,000	JPY	4/16/2018	4/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(100,831)
7,805,776,000	JPY	4/17/2018	4/17/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,048)
7,805,776,000	JPY	4/20/2018	4/20/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,347)
7,805,776,000	JPY	4/23/2018	4/23/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,650)
7,805,776,000	JPY	4/24/2018	4/24/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(101,749)
7,805,776,000	JPY	4/25/2018	4/25/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(102,231)
7,535,862,000	JPY	5/11/2018	5/11/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(27,224)
7,535,862,000	JPY	5/14/2018	5/14/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(27,589)
7,535,862,000	JPY	5/15/2018	5/15/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(27,810)
7,535,862,000	JPY	5/16/2018	5/16/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,330)
7,535,862,000	JPY	5/21/2018	5/21/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,617)
7,535,862,000	JPY	5/22/2018	5/22/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(28,722)
7,535,862,000	JPY	5/29/2018	5/29/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(30,027)
7,535,862,000	JPY	6/1/2018	6/1/2020	GS	3 Month JPY LIBOR	3 Month USD LIBOR	(30,429)
926,612,000	EUR	1/27/2021	1/27/2024	GS	3 Month USD LIBOR	3 Month EURIBOR	2,136,770
561,142,000	EUR	1/23/2020	1/23/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,745,801
456,632,000	EUR	1/24/2022	1/24/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,153,321
548,210,000	EUR	1/29/2020	1/29/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	2,080,825
273,688,000	EUR	1/30/2020	1/30/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,224,546
700,367,000	EUR	2/3/2020	2/3/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	3,559,308
366,976,000	EUR	2/11/2020	2/11/2025	GS	3 Month USD LIBOR	3 Month EURIBOR	1,582,519

							$12,691,837

						Premiums to (Pay) Receive	$—

1	For JPY LIBOR, Fund pays 3 month JPY LIBOR adjusted by a spread. Spreads range from (0.62)% to (0.81)%.
2	For EURIBOR, Fund receives 3 month EURIBOR adjusted by a spread. Spreads range from (0.16)% to ((0.34)%.

See accompanying notes to the financial statements.	25

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Inflation Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
103,367,000	GBP	1/13/2020	GS	Receive	2.72%	U.K. Retail Price Index	$(649,191)
212,639,000	GBP	1/14/2020	GS	Receive	2.76%	U.K. Retail Price Index	(1,972,504)
51,275,000	GBP	2/19/2020	GS	Receive	2.69%	U.K. Retail Price Index	40,805
103,367,000	GBP	1/13/2025	GS	(Pay)	2.93%	U.K. Retail Price Index	339,734
212,639,000	GBP	1/14/2025	GS	(Pay)	2.94%	U.K. Retail Price Index	963,854
51,275,000	GBP	2/19/2025	GS	(Pay)	2.92%	U.K. Retail Price Index	(169,958)

							$(1,447,260)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
435,900,000	AUD	11/11/2024	BCI (f)	Receive	4.33%	6 Month AUD BBSW	$16,169,319
95,100,000	AUD	11/6/2024	BCI (f)	Receive	4.35%	6 Month AUD BBSW	3,573,684
261,500,000	AUD	11/7/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	9,516,835
217,000,000	AUD	11/13/2024	BCI (f)	Receive	4.31%	6 Month AUD BBSW	7,852,871
68,554,000	AUD	12/3/2024	BCI (f)	Receive	4.11%	6 Month AUD BBSW	2,003,504
152,679,000	AUD	2/19/2025	CSS (f)	Receive	3.40%	6 Month AUD BBSW	766,114
31,776,000	AUD	12/23/2034	BCI (f)	Receive	4.41%	6 Month AUD BBSW	1,347,858
15,878,000	AUD	12/30/2034	CSS (f)	Receive	4.37%	6 Month AUD BBSW	634,775
15,878,000	AUD	1/7/2035	BCI (f)	Receive	4.11%	6 Month AUD BBSW	418,185
15,853,000	AUD	1/8/2035	JPMF (f)	Receive	4.00%	6 Month AUD BBSW	332,331
31,644,000	AUD	1/9/2035	JPMF (f)	Receive	3.96%	6 Month AUD BBSW	597,016
47,675,000	AUD	1/13/2035	JPMF (f)	Receive	3.96%	6 Month AUD BBSW	880,353
31,870,000	AUD	1/13/2035	JPMF (f)	Receive	3.95%	6 Month AUD BBSW	580,164
15,964,000	AUD	1/14/2035	JPMF (f)	Receive	3.91%	6 Month AUD BBSW	252,931
15,964,000	AUD	1/14/2035	JPMF (f)	Receive	3.91%	6 Month AUD BBSW	252,931
32,173,000	AUD	1/16/2035	BCI (f)	Receive	3.82%	6 Month AUD BBSW	357,993
15,830,000	AUD	1/20/2035	BCI (f)	Receive	3.76%	6 Month AUD BBSW	126,326
31,659,000	AUD	1/21/2035	BCI (f)	Receive	3.75%	6 Month AUD BBSW	248,411
1,044,400,000	BRL	1/2/2018	JPM	Receive	12.87%	BZDIOVRA Index	3,364,517
658,942,000	BRL	1/2/2019	JPM	Receive	12.51%	BZDIOVRA Index	1,253,722
157,859,000	BRL	1/4/2021	JPM	Receive	11.49%	BZDIOVRA Index	(668,680)
288,452,000	BRL	1/4/2021	JPM	Receive	11.61%	BZDIOVRA Index	(899,408)
255,555,000	BRL	1/4/2021	JPM	Receive	12.37%	BZDIOVRA Index	1,054,574
162,769,000	BRL	1/4/2021	JPM	Receive	12.48%	BZDIOVRA Index	836,826
183,460,000	BRL	1/4/2021	JPM	Receive	12.43%	BZDIOVRA Index	858,725
347,500,000	BRL	1/4/2021	JPM	Receive	12.28%	BZDIOVRA Index	1,143,741
32,055,000	CHF	1/13/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(76,461)

26	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
16,098,000	CHF	1/13/2035	CSS (f)	(Pay)	1.33%	6 Month CHF LIBOR	$(217,893)
16,251,000	CHF	1/15/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(251,117)
65,545,000	CHF	1/16/2035	CSS (f)	(Pay)	1.35%	6 Month CHF LIBOR	(1,012,159)
31,929,000	CHF	1/22/2035	CSS (f)	(Pay)	1.25%	6 Month CHF LIBOR	(181,933)
37,631,000	CHF	1/23/2035	CSS (f)	(Pay)	1.23%	6 Month CHF LIBOR	(132,030)
36,004,000	CHF	1/27/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(98,757)
13,948,000	CHF	2/3/2035	CSS (f)	(Pay)	1.25%	6 Month CHF LIBOR	(77,919)
46,734,000	CHF	2/3/2035	CSS (f)	(Pay)	1.22%	6 Month CHF LIBOR	(102,591)
19,532,000	CHF	2/4/2035	CSS (f)	(Pay)	1.12%	6 Month CHF LIBOR	136,982
1,500,571,000	CZK	1/22/2025	JPMF (f)	(Pay)	0.73%	6 Month CZK PRIBOR	549,052
189,318,000	CZK	1/23/2025	CSS (f)	(Pay)	0.74%	6 Month CZK PRIBOR	60,445
1,618,027,000	CZK	1/27/2025	CSS (f)	(Pay)	0.75%	6 Month CZK PRIBOR	501,351
1,081,835,000	DKK	2/25/2020	CSS (f)	Receive	0.39%	6 Month DKK CIBOR	193,757
1,086,339,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(376,341)
1,082,416,000	DKK	2/27/2020	CSS (f)	Receive	0.32%	6 Month DKK CIBOR	(334,692)
1,095,195,000	DKK	3/2/2020	CSS (f)	Receive	0.34%	6 Month DKK CIBOR	(212,053)
1,120,061,000	DKK	3/2/2020	CSS (f)	Receive	0.33%	6 Month DKK CIBOR	(362,781)
92,150,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(5,404,365)
23,101,000	EUR	12/24/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(1,339,933)
58,129,000	EUR	12/31/2044	CSS (f)	(Pay)	1.96%	6 Month EURIBOR	(3,370,424)
22,103,000	EUR	1/8/2045	CSS (f)	(Pay)	1.63%	6 Month EURIBOR	(297,269)
51,158,000	EUR	1/21/2045	CSS (f)	(Pay)	1.67%	6 Month EURIBOR	(964,911)
159,230,000	EUR	2/11/2045	CSS (f)	(Pay)	1.45%	6 Month EURIBOR	1,636,686
22,491,000	EUR	2/13/2045	CSS (f)	(Pay)	1.45%	6 Month EURIBOR	243,088
31,375,000	EUR	2/17/2045	CSS (f)	(Pay)	1.18%	6 Month EURIBOR	322,249
34,512,000	EUR	2/19/2045	CSS (f)	(Pay)	1.19%	6 Month EURIBOR	232,434
110,566,000	EUR	2/24/2045	CSS (f)	(Pay)	1.61%	6 Month EURIBOR	(1,654,736)
73,501,000	EUR	2/24/2045	CSS (f)	(Pay)	1.57%	6 Month EURIBOR	(559,348)
86,305,000	EUR	2/25/2045	CSS (f)	(Pay)	1.61%	6 Month EURIBOR	(1,218,061)
8,408,500	EUR	3/3/2045	CSS (f)	(Pay)	1.51%	6 Month EURIBOR	27,423
62,436,000	EUR	12/15/2045	CSS (f)	Receive	1.20%	6 Month EURIBOR	(871,325)
36,375,500	EUR	6/3/2046	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	406,118
16,662,400	EUR	7/11/2046	CSS (f)	(Pay)	1.40%	6 Month EURIBOR	247,155
34,238,700	EUR	12/22/2046	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	355,844
22,055,100	EUR	2/3/2047	CSS (f)	(Pay)	1.43%	6 Month EURIBOR	225,590
106,940,000	EUR	2/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	426,773
109,452,000	EUR	5/24/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	457,966
111,247,000	EUR	8/23/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	450,328
113,041,000	EUR	11/22/2047	CSS (f)	Receive	1.55%	6 Month EURIBOR	465,463
167,110,000	GBP	12/9/2024	BCI (f)	(Pay)	2.09%	SONIA Index	(1,859,096)
663,127,000	GBP	1/21/2025	BCI (f)	(Pay)	1.45%	SONIA Index	22,196,222
30,139,000	GBP	1/27/2025	BCI (f)	(Pay)	1.56%	SONIA Index	782,525
32,010,000,000	JPY	10/3/2024	BCI (f)	Receive	0.66%	6 Month JPY LIBOR	(4,551,361)
147,789,000,000	JPY	10/6/2024	CSS (f)	Receive	0.66%	6 Month JPY LIBOR	(21,219,420)
30,169,000,000	JPY	10/7/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	(4,223,298)

See accompanying notes to the financial statements.	27

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
32,114,000,000	JPY	10/9/2024	CSS (f)	(Pay)	0.65%	6 Month JPY LIBOR	$(4,464,550)
10,950,000,000	JPY	11/7/2024	CSS (f)	Receive	0.60%	6 Month JPY LIBOR	(1,044,172)
2,410,000,000	JPY	11/13/2024	CSS (f)	Receive	0.65%	6 Month JPY LIBOR	(327,956)
11,921,100,000	JPY	11/25/2024	CSS (f)	Receive	0.62%	6 Month JPY LIBOR	(1,301,054)
9,296,300,000	JPY	12/10/2024	CSS (f)	(Pay)	0.60%	6 Month JPY LIBOR	(832,887)
2,881,900,000	JPY	11/27/2024	CSS (f)	(Pay)	0.61%	6 Month JPY LIBOR	(291,705)
41,862,424,000	JPY	1/14/2025	CSS (f)	Receive	0.48%	6 Month JPY LIBOR	(555,791)
15,261,557,000	JPY	1/15/2025	CSS (f)	Receive	0.49%	6 Month JPY LIBOR	(79,665)
19,344,099,000	JPY	1/16/2025	CSS (f)	Receive	0.45%	6 Month JPY LIBOR	(736,888)
7,102,304,000	JPY	1/31/2025	CSS (f)	Receive	0.52%	6 Month JPY LIBOR	92,779
7,081,899,000	JPY	2/2/2025	CSS (f)	Receive	0.52%	3 Month JPY LIBOR	118,024
3,692,564,000	JPY	2/6/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	150,951
18,624,344,000	JPY	2/9/2025	CSS (f)	Receive	0.55%	6 Month JPY LIBOR	753,119
46,149,511,000	JPY	1/14/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	7,577,370
16,602,530,000	JPY	1/15/2035	CSS (f)	(Pay)	1.63%	6 Month JPY LIBOR	2,487,766
21,013,679,000	JPY	1/16/2035	CSS (f)	(Pay)	1.61%	6 Month JPY LIBOR	3,442,842
9,128,129,000	JPY	1/31/2045	CSS (f)	(Pay)	1.86%	6 Month JPY LIBOR	824,563
9,101,904,000	JPY	2/2/2045	CSS (f)	(Pay)	1.87%	3 Month JPY LIBOR	747,889
10,272,897,000	JPY	2/5/2045	CSS (f)	(Pay)	1.90%	6 Month JPY LIBOR	670,273
7,871,548,000	JPY	2/6/2045	CSS (f)	(Pay)	1.95%	6 Month JPY LIBOR	244,169
30,713,522,000	JPY	2/9/2045	CSS (f)	(Pay)	1.99%	6 Month JPY LIBOR	185,410
516,900,000	MXN	10/9/2024	BCI (f)	Receive	6.10%	TIIE	714,817
1,305,700,000	MXN	10/11/2024	BCI (f)	Receive	6.18%	TIIE	2,391,850
1,039,700,000	MXN	10/16/2024	BCI (f)	Receive	6.03%	TIIE	1,055,920
519,800,000	MXN	10/17/2024	BCI (f)	Receive	6.05%	TIIE	582,721
521,200,000	MXN	10/18/2024	BCI (f)	Receive	6.08%	TIIE	667,417
1,094,200,000	MXN	10/18/2024	BCI (f)	Receive	6.12%	TIIE	1,635,205
261,000,000	MXN	10/24/2024	BCI (f)	Receive	6.17%	TIIE	458,364
1,043,900,000	MXN	10/25/2024	BCI (f)	Receive	6.19%	TIIE	1,944,441
785,300,000	MXN	10/28/2024	BCI (f)	Receive	6.13%	TIIE	1,208,637
251,100,000	MXN	10/30/2024	BCI (f)	Receive	6.19%	TIIE	466,816
697,600,000	MXN	11/20/2024	BCI (f)	Receive	6.00%	TIIE	570,730
454,700,000	MXN	11/28/2024	BCI (f)	Receive	6.27%	TIIE	1,020,739
63,250,000	NZD	12/16/2024	BCI (f)	Receive	4.23%	3 Month NZD Bank Bill Rate	1,810,436
31,620,000	NZD	12/18/2024	BCI (f)	Receive	4.20%	3 Month NZD Bank Bill Rate	850,434
86,450,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	2,010,312
48,770,000	NZD	12/22/2024	BCI (f)	Receive	4.14%	3 Month NZD Bank Bill Rate	1,116,908
55,801,000	NZD	1/8/2025	BCI (f)	Receive	3.98%	3 Month NZD Bank Bill Rate	724,484
190,238,000	NZD	1/9/2025	JPMF (f)	Receive	3.93%	3 Month NZD Bank Bill Rate	1,939,866
121,435,000	NZD	1/9/2025	BCI (f)	Receive	3.95%	3 Month NZD Bank Bill Rate	1,396,627
168,928,000	NZD	3/2/2025	BCI (f)	Receive	3.73%	3 Month NZD Bank Bill Rate	(373,386)
65,846,000	NZD	3/2/2025	BCI (f)	Receive	3.72%	3 Month NZD Bank Bill Rate	(208,377)
64,744,000	USD	1/22/2020	CSS (f)	(Pay)	1.46%	3 Month USD LIBOR	531,867
172,120,000	USD	12/15/2024	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	(3,333,237)
43,160,000	USD	12/16/2034	CSS (f)	(Pay)	2.65%	3 Month USD LIBOR	(1,646,990)

28	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
45,373,000	USD	1/9/2035	CSS (f)	(Pay)	2.39%	3 Month USD LIBOR	$215,703
13,672,000	USD	1/13/2035	CSS (f)	(Pay)	2.45%	3 Month USD LIBOR	(67,895)
13,551,000	USD	1/16/2035	CSS (f)	(Pay)	2.26%	3 Month USD LIBOR	346,964
13,826,000	USD	1/26/2035	CSS (f)	(Pay)	2.31%	3 Month USD LIBOR	249,316
8,907,000	USD	1/30/2035	CSS (f)	(Pay)	2.24%	3 Month USD LIBOR	262,368
145,246,760	USD	2/15/2041	CSS (f)	(Pay)	2.59%	3 Month USD LIBOR	(2,401,327)
65,991,564	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	479,555
217,101,073	USD	2/15/2041	CSS (f)	(Pay)	2.60%	3 Month USD LIBOR	(3,869,691)
223,410,156	USD	2/15/2041	CSS (f)	(Pay)	2.53%	3 Month USD LIBOR	(759,185)
66,975,096	USD	2/15/2041	CSS (f)	Receive	2.64%	3 Month USD LIBOR	489,038
98,337,645	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	713,479
104,646,728	USD	2/15/2041	CSS (f)	Receive	2.66%	3 Month USD LIBOR	773,248
71,482,181	USD	2/15/2041	JPMF (f)	Receive	2.57%	3 Month USD LIBOR	530,627
68,651,520	USD	2/15/2041	JPMF (f)	Receive	2.62%	3 Month USD LIBOR	503,120
68,203,385	USD	2/15/2041	JPMF (f)	Receive	2.63%	3 Month USD LIBOR	460,608
147,780,587	USD	2/15/2041	JPMF (f)	(Pay)	2.56%	3 Month USD LIBOR	(1,491,944)
148,861,594	USD	2/15/2041	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(1,510,837)
151,692,255	USD	2/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(115,263)
64,446,000	USD	11/15/2041	CSS (f)	(Pay)	2.32%	3 Month USD LIBOR	2,062,418
220,303,000	USD	11/15/2041	CSS (f)	(Pay)	2.33%	3 Month USD LIBOR	6,252,021
112,789,000	USD	11/15/2041	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	(817,058)
91,298,000	USD	11/15/2041	CSS (f)	(Pay)	2.44%	3 Month USD LIBOR	638,221
64,446,000	USD	11/15/2041	CSS (f)	(Pay)	2.38%	3 Month USD LIBOR	1,288,823
112,861,300	USD	2/15/2042	CSS (f)	(Pay)	2.56%	3 Month USD LIBOR	(2,046,808)
112,951,000	USD	11/15/2042	CSS (f)	(Pay)	2.61%	3 Month USD LIBOR	(3,180,200)
112,951,000	USD	2/15/2044	CSS (f)	(Pay)	2.62%	3 Month USD LIBOR	(3,248,850)
24,024,000	USD	2/9/2045	CSS (f)	(Pay)	2.18%	3 Month USD LIBOR	1,657,088
12,039,000	USD	2/12/2045	CSS (f)	(Pay)	2.46%	3 Month USD LIBOR	65,762
146,110,928	USD	2/15/2041	CSS (f)	(Pay)	2.57%	3 Month USD LIBOR	(1,863,810)

							$52,615,374

						Premiums to (Pay) Receive	$(11,063,537)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
162,468,000	USD	2/13/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	$112,071
81,876,000	USD	2/23/2025	JPM	SIFMA Municipal Swap Index	3 Month USD LIBOR	(78,844)

						$33,227

				Premiums to (Pay) Receive		$—

See accompanying notes to the financial statements.	29

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2015

As of February 28, 2015, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

BZDIOVRA - Brazil Interbank Deposit Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

CZK PRIBOR - Prague Interbank Offered Rate denominated in Czech Koruna.

DKK CIBOR - Copenhagen Interbank Offered Rate denominated in Danish Krone.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

SIFMA - Securities Industry and Financial Markets Association

SONIA - Sterling Overnight Interbank Average

TIIE - Tasa de Interes Interbacaria de Equilibrio – 28 – Day Interbank Equilibrium Interest Rate – Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2015, which are subject to change based on the terms of the security.

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 2).

(c)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2015. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	Swap was cleared through the CME Group.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co. BCI - Barclays Capital Inc. BCLY - Barclays Bank plc BOA - Bank of America, N.A. CSS - Credit Suisse Securities (USA) LLC DB - Deutsche Bank AG	GS - Goldman Sachs International JPM - JPMorgan Chase Bank, N.A. JPMF - J.P. Morgan Securities LLC MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar BRL - Brazilian Real CHF - Swiss Franc CZK - Czech Koruna DKK - Danish Krone EUR - Euro GBP - British Pound	INR - Indian Rupee JPY - Japanese Yen KRW - South Korean Won MXN - Mexican Peso NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

30	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Statements of Assets and Liabilities — February 28, 2015

Assets:
Investments, at value (Note 2)(a)	$15,895,538,617
Foreign currency, at value (Note 2)(b)	35,625,020
Receivable for investments sold	19,106,192
Interest receivable for open swaps contracts	492,667
Receivable for investments sold short	316,133,661
Receivable for Fund shares sold	3,181,800
Dividends and interest receivable	29,781,505
Foreign capital gains tax refund receivable	7,877,130
Unrealized appreciation on open forward currency contracts (Note 4)	90,753,256
Receivable for variation margin on open futures contracts (Note 4)	2,707,041
Receivable for variation margin on open cleared swap contracts (Note 4)	4,094,976
Due from broker (Note 2)	863,493,242
Receivable for open OTC swap contracts (Note 4)	31,868,214
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	373,100
Miscellaneous receivable	5,122

Total assets	17,301,031,543

Liabilities:
Investments sold short, at value (Note 2)(c)	576,055,848
Payable for investments purchased	542,040,395
Payable for investments sold short	30,551,825
Accrued foreign capital gains tax payable (Note 2)	163,704
Payable to affiliate for (Note 5):
Payable for variation margin on open cleared swap contracts (Note 4)	13,867,827
Unrealized depreciation on open forward currency contracts (Note 4)	48,032,936
Interest and dividend payable for short sales	1,097,262
Payable for open OTC swap contracts (Note 4)	11,000,685
Written options outstanding, at value (Note 4)(d)	160,675,886
Payable to agents unaffiliated with GMO	1,646
Payable to Trustees and related expenses	19,051
Accrued expenses	1,658,152

Total liabilities	1,385,165,217

Net assets	$15,915,866,326

Net assets attributable to:
Core shares	$15,915,866,326

Shares outstanding:
Core shares	1,170,851,512

Net asset value per share:
Core shares	$13.59

(a) Cost of investments – unaffiliated issuers:	$15,682,371,201
(b) Cost of foreign currency:	$35,564,960
(c) Proceeds from securities sold short:	$536,356,918
(d) Premiums on written options:	$179,800,287

See accompanying notes to the financial statements.	31

GMO Implementation Fund

(A Series of GMO Trust)

Statements of Operations — Year Ended February 28, 2015

Investment Income:
Dividends (Net of withholding tax)(a)	$222,349,813
Interest	38,602,923

Total investment income	260,952,736

Expenses:
Interest expense (Note 2)	351,949
Audit and tax fees	172,257
Custodian, fund accounting agent and transfer agent fees	4,311,647
Dividend expense on short sales	9,638,090
Legal fees	259,462
Trustees fees and related expenses (Note 5)	151,440
Miscellaneous	110,323

Total expenses	14,995,168
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(4,722,562)

Net expenses	10,272,606

Net investment income (loss)	250,680,130

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (Net of foreign capital gains tax) (Note 2)(b)	334,929,122
Investments in securities sold short	(27,156,678)
Futures contracts	(6,714,044)
Written options	76,111,869
Swap contracts	(12,119,641)
Foreign currency, forward contracts and foreign currency related transactions	330,009,142

Net realized gain (loss)	695,059,770

Change in net unrealized appreciation (depreciation) on:
Investments (Net of foreign capital gains tax) (Note 2)(c)	(174,142,624)
Investments in securities sold short	(39,698,930)
Futures contracts	5,428,316
Written options	15,088,062
Swap contracts	55,475,349
Foreign currency, forward contracts and foreign currency related transactions	85,995,681

Net unrealized gain (loss)	(51,854,146)

Net realized and unrealized gain (loss)	643,205,624

Net increase (decrease) in net assets resulting from operations	$893,885,754

(a) Withholding tax:	$18,883,508
(b) Foreign capital gains tax on realized gain:	$2,133,940
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$(362,197)

32	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Statements of Changes in Net Assets

	Year Ended February 28,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$250,680,130	$153,985,165
Net realized gain (loss)	695,059,770	280,266,308
Change in net unrealized appreciation (depreciation)	(51,854,146)	228,026,894

Net increase (decrease) in net assets from operations	893,885,754	662,278,367

Net share transactions (Note 9):
Core Class	4,861,075,929	7,027,298,698

Total increase (decrease) in net assets	5,754,961,683	7,689,577,065

Net assets:
Beginning of period	10,160,904,643	2,471,327,578

End of period	$15,915,866,326	$10,160,904,643

See accompanying notes to the financial statements.	33

GMO Implementation Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

	Core Shares
	Year Ended February 28,			Period from March 1, 2012 (commencement of operations) through February 28, 2013
	2015	2014
Net asset value, beginning of period	$12.71	$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.25	0.32		0.24
Net realized and unrealized gain (loss)	0.63	1.09		1.06

Total from investment operations	0.88	1.41		1.30

Net asset value, end of period	$13.59	$12.71		$11.30

Total Return(a)	6.92%	12.48%		13.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,915,866	$10,160,905		$2,471,328
Net operating expenses to average daily net assets(b)	0.00%	0.00	%(c)	0.00%
Interest and/or dividend expenses to average daily net assets(d)	0.07%	—		—
Total net expenses to average daily net assets	0.07%	—		—
Net investment income (loss) to average daily net assets	1.89%	2.61%		2.21%
Portfolio turnover rate	115%	65%		66%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.08%		0.23%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses.
†	Calculated using average shares outstanding throughout the period.

34	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2015

1.	Organization

Implementation Fund (the “Fund”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Fund may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

The following table provides information about the Fund’s principal investment objectives and benchmarks (if any):

Benchmark	Principal Investment Objective
Not Applicable	Positive total return, not “relative” return

The Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Fund classifies such securities as Level 3 (levels defined below). For the year ended February 28, 2015, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2015. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

Typically, the Fund values each fixed income security based on the most recent quoted price supplied by a single pricing source chosen by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price

35

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources do not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, the Fund invests in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Fund’s exposure. The net aggregate direct exposure to these valuation methodologies (based on the Fund’s net assets) as of February 28, 2015 is as follows:

Securities and derivatives

Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
< 1%	37%	< 1%

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to the Fund’s total net assets separately identified in the table below). At February 28, 2015, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

36

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain derivatives even though they are valued using broker quotes; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s direct securities and derivatives, if any, as of February 28, 2015:

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks
Australia	$—	$16,134,392	$—	$16,134,392
Austria	—	10,975,434	—	10,975,434
Belgium	—	23,425,500	—	23,425,500
Brazil	5,326,954	76,545,399	—	81,872,353
Canada	98,185,509	—	—	98,185,509
Chile	1,939,455	5,466,121	—	7,405,576
China	—	513,549,630	—	513,549,630
Colombia	3,193,368	—	—	3,193,368
Czech Republic	—	17,468,975	—	17,468,975
Denmark	—	22,151,756	—	22,151,756
Egypt	—	4,803,343	—	4,803,343
Finland	—	16,369,099	—	16,369,099
France	—	480,133,434	—	480,133,434
Germany	—	262,772,681	—	262,772,681
Greece	—	8,725,804	—	8,725,804
Hungary	—	8,538,819	—	8,538,819
India	7,712,774	78,246,379	—	85,959,153
Indonesia	1,569,480	37,536,714	—	39,106,194
Ireland	—	6,403,834	—	6,403,834
Israel	21,657,306	—	—	21,657,306
Italy	—	139,301,517	—	139,301,517
Japan	—	674,189,101	—	674,189,101
Malaysia	—	1,162,627	—	1,162,627
Mexico	47,330,442	—	—	47,330,442
Netherlands	—	36,821,575	—	36,821,575
Norway	—	53,148,386	—	53,148,386
Philippines	—	5,980,771	—	5,980,771
Poland	—	49,546,832	—	49,546,832
Portugal	—	7,566,495	—	7,566,495
Qatar	—	23,321	—	23,321
Russia	—	533,877,095	—	533,877,095
South Africa	60,000	107,764,529	231	107,824,760
South Korea	788,151	764,817,513	—	765,605,664
Spain	—	191,309,723	—	191,309,723
Sri Lanka	—	46,268	—	46,268
Sweden	—	39,180,069	—	39,180,069
Switzerland	—	32,449,402	—	32,449,402
Taiwan	28,926,788	272,485,708	—	301,412,496
Thailand	—	51,183,832	—	51,183,832
Turkey	57,948	123,648,593	—	123,706,541
United Kingdom	—	947,219,079	—	947,219,079
United States	3,452,443,144	—	—	3,452,443,144

TOTAL COMMON STOCKS	3,669,191,319	5,620,969,750	231	9,290,161,300

37

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$25,091,155	$93,386,505	$—	$118,477,660
Germany	—	54,634,669	—	54,634,669
Russia	—	78,055,701	—	78,055,701
South Korea	—	63,766,035	—	63,766,035

TOTAL PREFERRED STOCKS	25,091,155	289,842,910	—	314,934,065

Rights/Warrants
Brazil	32,445	—	—	32,445
United States	—	—	1,139,900	1,139,900

TOTAL RIGHTS/WARRANTS	32,445	—	1,139,900	1,172,345

Debt Obligations
Canada	—	—	28,341,000	28,341,000
Iceland	—	—	2,776,975	2,776,975
Netherlands	—	—	8,181,637	8,181,637
Puerto Rico	—	21,753,295	—	21,753,295
United Kingdom	—	45,884,017	—	45,884,017
United States	802,752,041	1,523,142,454	39,325,059	2,365,219,554

TOTAL DEBT OBLIGATIONS	802,752,041	1,590,779,766	78,624,671	2,472,156,478

Options Purchased	—	402,319,839	84,282,587	486,602,426

Short-Term Investments	3,330,512,003	—	—	3,330,512,003

Total Investments	7,827,578,963	7,903,912,265	164,047,389	15,895,538,617

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	90,753,256	—	90,753,256
Futures Contracts
Interest Rate Risk	5,428,316	—	—	5,428,316
Swap Contracts
Equity Risk**	—	—	2,645,708	2,645,708
Inflation Risk	—	1,344,393	—	1,344,393
Interest Rate Risk	—	161,089,270	—	161,089,270

Total	$7,833,007,279	$8,157,099,184	$166,693,097	$16,156,799,560

Liability Valuation Inputs
Common Stocks
Canada	$(36,658,687)	$—	$—	$(36,658,687)
United States	(539,397,161)	—	—	(539,397,161)

TOTAL COMMON STOCKS	(576,055,848)	—	—	(576,055,848)

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	(48,032,936)	—	(48,032,936)
Written Options
Foreign Currency Risk	—	(30,326,184)	—	(30,326,184)
Interest Rate Risk	—	(130,349,702)	—	(130,349,702)
Swap Contracts
Inflation Risk	—	(2,791,653)	—	(2,791,653)
Interest Rate Risk	—	(95,748,832)	—	(95,748,832)

Total	$(576,055,848)	$(307,249,307)	$—	$(883,305,155)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Risk is the correlation between equity risk and foreign currency risk.

38

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

Investments in other GMO Funds (“underlying funds”), if any, held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For the year ended February 28, 2015, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2015	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2015
Common Stocks
South Africa	$—	$—	$—	$—	$—	$—	$231	**	$—	$231	$—
Rights/Warrants
United States	—	2,425,023	—	—	—	(1,285,123)	—		—	1,139,900	(1,285,123)
Debt Obligations
Trade Claims
Iceland	—	2,887,563	—	—	—	(110,588)	—		—	2,776,975	(110,588)
Asset-Backed Securities
United States	516,099	—	(575,000)	39,576	38,816	(17,892)	—		—	1,599	(3,068)
Bank Loans										—
Canada	—	206,910,000	—	(178,985,919)	—	416,919	—		—	28,341,000	416,919
Netherlands	—	8,251,728	—	—	—	(70,091)	—		—	8,181,637	(70,091)
United States	1,145,624	38,994,664	(1,157,717)	9,300	6,373	325,216	—		—	39,323,460	324,430
Purchased Options
United States	—	64,611,220	—	—	—	19,671,367	—		—	84,282,587	19,671,367
Derivatives
Swap Contracts	—	—	—	—	—	2,645,708	—		—	2,645,708	2,645,708

Total	$1,661,723	$324,080,198	$(1,732,717)	$(178,937,043)	$45,189	$21,575,516	$231		$—	$166,693,097	$21,589,554

*	The Fund accounts for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Fund’s exposure (based on the Fund’s net assets) as of February 28, 2015 were as follows:

Level 3 securities and derivatives
1%

Cash

Cash and foreign currency, if any, on the Statement of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statement of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include mark-to-market amounts related to foreign currency.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as

39

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan assignments and participations outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement the Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Short sales

The Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Taxes and distributions

For U.S. federal income tax purposes, the Fund is disregarded as an entity separate from its sole shareholder, GMO Benchmark-Free Allocation Fund (“BFAF”), another series of the Trust. BFAF intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. BFAF is treated as owning Implementation Fund’s assets directly for U.S. federal income tax purposes. As such, any income, gain, loss, deduction or other tax items arising in respect of the Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by BFAF. The Fund may make distributions to BFAF in the sole discretion of the Trustees (or their delegates).

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2015, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any,

40

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

As of February 28, 2015, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
15,747,814,744	606,846,825	(459,122,952)	147,723,873

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund and its investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and the tax positions it has adopted.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly attributable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances the Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statement of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance the Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statement of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statement of Operations.

Recently-issued accounting guidance

In June 2014, the Financial Accounting Standards Board (“FASB”) issued Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. GMO is evaluating the impact, if any, of this guidance on the Fund’s financial statements.

41

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

3.	Investment and other risks

Investing in mutual funds involves many risks. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equities. The Fund runs the risk that the market prices of its equities will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If the Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments. The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, if the Fund has invested a substantial portion of its assets in U.S. Treasury obligations, it will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

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Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have material adverse effect on the Funds.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit the Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

The Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. The Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of the Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of the Fund.

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. The Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors or limitations in those analyses and models could affect the Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness.

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Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Fund’s investment objective.

The Fund also is subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Fund for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Fund) and its service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes

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when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund makes payments (including margin payments) to and receives payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for

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February 28, 2015

example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Options. The Fund is permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Short Investment Exposure. The Fund may make short sales as part of its investment program in an attempt to increase its returns or for hedging purposes. The Fund may make short sales “against the box,” meaning the Fund may make short sales where it owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, the Fund is permitted to engage in short sales of securities or currencies, including securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. The Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies the Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market

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February 28, 2015

prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, the Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent the Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, and emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that the investment’s rating will be downgraded.

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February 28, 2015

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

As described under “Market Risk Asset-Backed Securities” below, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk Asset-Backed Securities” below.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

MARKET RISK — Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose the Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make

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markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather

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than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Investment and other risk” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities,

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February 28, 2015

reference rates or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MERGER ARBITRAGE RISK. The Fund may engage in merger arbitrage transactions, where it will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies — the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, the Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, the Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. The Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, the Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, the Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, the Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LARGE SHAREHOLDER RISK. If a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of its Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Fund and other accounts over which

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GMO has investment discretion that invest in the Fund are not limited in how often they may purchase or sell Fund shares. Asset allocation decisions by GMO may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of underlying funds, including other GMO Funds, closed end funds money market funds, ETFs and other investment companies, and is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund is a “non-diversified investment company” under the 1940 Act. This means that it is allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, it may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on its performance, than if it was “diversified.”

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with the Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political or other conditions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of GMO Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

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The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Fund, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Fund holds cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Fund holds exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

The Fund held derivatives during the year ended February 28, 2015. The following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use
Forward currency contracts
Adjust exposure to foreign currencies	X
Manage against anticipated currency exchange rate changes	X
Futures contracts
Adjust interest rate exposure	X
Maintain the diversity and liquidity of the portfolio	X
Options (Purchased)
Substitute for direct equity investment	X
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Adjust interest rate exposure	X
Options (Written)
Substitute for direct equity investment	X
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Adjust interest rate exposure	X
Swap contracts
Adjust interest rate exposure	X
Adjust exposure to foreign currencies	X
Rights and/or warrants
Received as a result of corporate actions	X

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the

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two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. A “quanto” option combines an index option and a foreign currency barrier element on exercise date. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

54

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

For the year ended February 28, 2015, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	—	9,905	$11,507,469	—	—	$—
Options written	466,132,000	58,520	97,376,508	13,708,063,677	1,400	226,108,545
Options bought back	(393,360,000)	(36,280)	(67,088,117)	(2,795,682,000)	(1,400)	(46,680,513)
Options expired	—	(32,145)	(40,222,453)	(182,995,320)	—	(1,201,152)
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$72,772,000	—	$1,573,407	$10,729,386,357	—	$178,226,880

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Fund values OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Fund may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statement of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on

55

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Generally, the Fund prices its OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that the Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

56

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

The following is a summary of the valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2015 and Statement of Operations for the year ended February 28, 2015^:

The risks referenced in the table below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$1,172,345	$—	$—	$—	$—	$1,172,345
Investments, at value (purchased options)	—	84,282,587	209,933,931	—	192,385,908	—	486,602,426
Unrealized Appreciation on Forward Currency Contracts	—	—	90,753,256	—	—	—	90,753,256
Unrealized Appreciation on Futures Contracts*	—	—	—	—	5,428,316	—	5,428,316
Unrealized Appreciation on Swap Contracts*	—	2,645,708 **	—	1,344,393	161,089,270	—	165,079,371

Total	$—	$88,100,640	$300,687,187	$1,344,393	$358,903,494	$—	$749,035,714

Derivatives not subject to Master Agreements	$—	$1,172,345	$—	$—	$—	$—	$1,172,345

Total subject to Master Agreements	$—	$86,928,295	$300,687,187	$1,344,393	$358,903,494	$—	$747,863,369

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(48,032,936)	$—	$—	$—	$(48,032,936)
Written Options, at value	—	—	(30,326,184)	—	(130,349,702)	—	(160,675,886)
Unrealized Depreciation on Swap Contracts*	—	—	—	(2,791,653)	(95,748,832)	—	(98,540,485)

Total	$—	$—	$(78,359,120)	$(2,791,653)	(226,098,534)	$—	$(307,249,307)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(78,359,120)	$(2,791,653)	$(226,098,534)	$—	$(307,249,307)

Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$1,650,396	$—	$—	$—	$—	$1,650,396
Investments (purchased options)	—	5,525,727	(2,707,093)	—	(28,603,639)	—	(25,785,005)
Forward Currency Contracts	—	—	245,923,797	—	—	—	245,923,797
Futures Contracts	—	—	—	—	(6,714,044)	—	(6,714,044)
Written Options	—	63,864,675	1,920,159	—	10,327,035	—	76,111,869
Swap Contracts	—	—	—	—	(12,119,641)	—	(12,119,641)

Total	$—	$71,040,798	$245,136,863	$—	$(37,110,289)	$—	$279,067,372

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$(13,106)	$—	$—	$—	$—	$(13,106)
Investments (purchased options)	—	19,671,367	7,656,436	—	(77,451,512)	—	(50,123,709)
Forward Currency Contracts	—	—	82,960,147	—	—	—	82,960,147
Futures Contracts	—	—	—	—	5,428,316	—	5,428,316
Written Options	—	(4,036,339)	9,531,413	—	9,592,988	—	15,088,062
Swap Contracts	—	2,645,708	—	(1,447,260)	54,276,901	—	55,475,349

Total	$—	$18,267,630	$100,147,996	$(1,447,260)	$(8,153,307)	$—	$108,815,059

^	Because the Fund recognizes changes in value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative appreciation/depreciation of futures and cleared swaps contracts as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts is reported within the Statements of Assets and Liabilities.
**	Risk is the correlation between equity risk and foreign currency risk.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in

57

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by the Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investment and other risks” above.

For financial reporting purposes, on the Statement of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Fund is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Fund is noted in the Schedule of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Fund. For financial reporting purposes, the Fund’s Statement of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Fund at February 28, 2015, if any.

The tables above present the Fund’s derivative assets and liabilities by type of financial instrument. The following tables present the Fund’s OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Fund as of February 28, 2015:

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$7,902,706	$—	$(1,642,987)	$6,259,719
Barclays Bank plc	17,272,315	—	(6,977,782)	10,294,533
Deutsche Bank AG	53,572,173	—	(6,141,948)	47,430,225
Goldman Sachs International	340,071,280	(73,410,000)	(108,053,531)	158,607,749
JPMorgan Chase Bank, N.A.	124,723,870	—	(50,546,654)	74,177,216
Morgan Stanley & Co. International PLC	65,681,553	—	(46,341,366)	19,340,187

Total	$609,223,897	$(73,410,000)	$(219,704,268)	$316,109,629

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$1,642,987	$—	$1,642,987	$—
Barclays Bank plc	6,977,782	—	6,977,782	—
Brown Brothers Harriman & Co.	5,239	—	—	5,239
Deutsche Bank AG	6,141,948	—	6,141,948	—
Goldman Sachs International	108,053,531	—	108,053,531	—
JPMorgan Chase Bank, N.A.	50,546,654	—	50,546,654	—
Morgan Stanley & Co. International PLC	46,341,366	—	46,341,366	—

Total	$219,709,507	$—	$219,704,268	$5,239

58

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

The average derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants), notional amounts (swap contracts), or principal amounts or number of contracts (options) outstanding at each month-end, was as follows for the year ended February 28, 2015:

Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Options (Contracts)	Rights and/or Warrants ($)
2,786,931,995	1,186,701,988	10,249,215,833	5,567,393,235	13,306,360	1,563,290

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or shareholder service fees for its services.

GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

This contractual reimbursement will continue through at least June 30, 2015 for the Fund unless the Fund’s Board of Trustees authorizes its modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing agreement.

The Fund’s portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with GMO during the year ended February 28, 2015 is shown in the table below and is included in the Statement of Operations.

Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
151,440	15,600

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2015 are noted in the table below:

Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
1,348,259,296	11,612,163,003	2,446,437,051	8,040,419,258

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, GMO is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

59

GMO Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2015

8.	Principal shareholders and related parties as of February 28, 2015

Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
1*	100%	—	100%

*	The Shareholder is another fund of the Trust.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended February 28, 2015		Year Ended February 28, 2014

	Shares	Amount	Shares	Amount
Core Class:
Shares sold	468,302,467	$6,131,651,226	589,121,162	$7,131,278,760
Shares repurchased	(96,645,921)	(1,270,575,297)	(8,627,752)	(103,980,062)

Net increase (decrease)	371,656,546	$4,861,075,929	580,493,410	$7,027,298,698

10.	Subsequent events

GMO Implementation SPC Ltd., a wholly-owned subsidiary of Implementation Fund, launched on March 2, 2015. Implementation Fund may invest through the subsidiary to gain exposure to commodities and some other assets. Implementation Fund does not invest directly in commodities and commodity-related derivatives. GMO serves as the investment manager to this subsidiary but does not receive any additional management or other fees for its services. The subsidiary invests primarily in commodity related derivatives and fixed income securities, but also may invest in any other investments in which Implementation Fund may invest directly. In addition, as a result, Implementation Fund is also subject to commodities risk.

60

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Implementation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Implementation Fund (the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2015

61

GMO Implementation Fund

(A Series of GMO Trust)

Fund Expenses

February 28, 2015 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six-month period ended February 28, 2015.

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2014 through February 28, 2015.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. you may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5%

hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Expenses Paid* During the Period	Annualized Expense Ratio
Core	$1,000.00	$1,020.30	$0.05	$1,000.00	$1,024.74	$0.05	0.01%

*	Expenses are calculated using the annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2015, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

62

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2015. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	39	Director, BeiGene Ltd. (biotech research).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	39	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 –present); Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 –present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 –present).	39	Trustee of HIMCO Variable Insurance Trust (27 Portfolios); Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).	51	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2012 and December 31, 2013, these entities paid $71,843.01 and $0, respectively, in legal fees and disbursements to Goodwin. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

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Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Carly Condron DOB: 03/04/1984	Assistant Treasurer and Chief Accounting Officer	Assistant Treasurer since September 2013; Chief Accounting Officer since May 2014.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

Betty Chang DOB: 12/26/1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Brian Kadehjian DOB: 09/16/1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Craig Parker DOB: 01/21/1982	Assistant Treasurer	Since February 2015	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2010 – present); Senior Associate, PriceWaterhouseCoopers LLP (September 2009 – October 2010).

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

Megan Bunting DOB: 03/24/1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Meta S. David DOB: 09/15/1982	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2012 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

John B. McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Fidelity Investments.

Kelly Hollister DOB: 03/29/1988	Anti-Money Laundering Officer	Since November 2014.	Compliance Associate, Grantham, Mayo, Van Otterloo & Co. LLC (May 2012 – present).

[1]	Each of Messrs. Burnett, Kittredge, and Pottle and Ms. Trinque serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above, other than Messrs. Kittredge and Parker, also serves as an officer of GMO Series Trust.

64

Item 2. Code of Ethics.

As of February 28, 2015, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 28, 2015, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2015 and 2014 were $2,463,016 and $2,337,488, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2015 and 2014 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $57,000 and $47,000, respectively. The aggregate fees billed in 2015 and 2014 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $531,544 and $501,783, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2015 and 2014 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $912,749 and $941,842, respectively. The aggregate fees billed in 2015 and 2014 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $15,000 and $38,450, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2015 or 2014.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2015 and 2014 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $1,551,293 and $1,529,075, respectively. For the fiscal year ended February 28, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable to this registrant.

(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: May 1, 2015

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: May 1, 2015